     As filed with the Securities and Exchange Commission on April 25, 2017
                                                            File Nos. 333-200244
                                                                       811-05200


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                     POST-EFFECTIVE AMENDMENT NO. 3                     [X]
                                  AND
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           AMENDMENT NO. 283                            [X]

                        (Check Appropriate Box or Boxes)


                     Brighthouse Variable Annuity Account C
                           (Exact Name of Registrant)


                       Brighthouse Life Insurance Company
                              (Name of Depositor)


                        11225 North Community House Road
                              Charlotte, NC 28277
        (Address of Depositor's Principal Executive Offices) (Zip Code)


               Depositor's Telephone Number, including Area Code
                                 (212) 578-9500


                    (Name and Address of Agent for Service)

                              Eric T. Steigerwalt
                                   President
                      Brighthouse Life Insurance Company
                        11225 North Community House Road
                              Charlotte, NC 28277


                                   COPIES TO:

                                W. Thomas Conner
                                 Reed Smith LLP
                              1301 K Street, N.W.
                            Suite 1100 - East Tower
                          Washington, D.C. 20005-3373


                 Approximate Date of Proposed Public Offering:


              On May 1, 2017 or as soon thereafter as practicable.

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]    on May 1, 2017 pursuant to paragraph (b) of Rule 485.

[ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]    on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: Interest in a separate account under individual flexible premium deferred variable annuity contracts.

                                                  THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY



                                             BRIGHTHOUSE LIFE INSURANCE COMPANY




                                                                             AND




                                         BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C






                                                                        CLASS XC






                                                                     MAY 1, 2017



This prospectus describes the flexible premium deferred variable annuity contract offered by Brighthouse Life Insurance Company (BLIC or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently the contract is not available for new sales.




The annuity contract has 62 investment choices -- a Fixed Account that offers an interest rate guaranteed by us, and 61 Investment Portfolios listed below.

The expenses for a contract with a Purchase Payment Credit may be higher than expenses for a contract without a credit. The amount of the Purchase Payment Credit may be more than offset by the fees and charges associated with the credit. We anticipate the contracts will be profitable for us over the long term.


BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST)


     AB Global Dynamic Allocation Portfolio (Class B)

     Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Class B)

     American Funds(R) Balanced Allocation Portfolio (Class C)

     American Funds(R) Growth Allocation Portfolio (Class C)

     American Funds(R) Growth Portfolio (Class C)

     American Funds(R) Moderate Allocation Portfolio (Class C)

     AQR Global Risk Balanced Portfolio (Class B)

     BlackRock Global Tactical Strategies Portfolio (Class B)

     BlackRock High Yield Portfolio (Class B)


     Brighthouse Asset Allocation 100 Portfolio (Class B) (formerly MetLife
         Asset Allocation 100 Portfolio)

     Brighthouse Balanced Plus Portfolio (Class B) (formerly MetLife Balanced
         Plus Portfolio)

     Brighthouse Small Cap Value Portfolio (Class B) (formerly MetLife Small
         Cap Value Portfolio)

     Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B) (formerly
         Met/Aberdeen Emerging Markets Equity Portfolio)

     Brighthouse/Eaton Vance Floating Rate Portfolio (Class B) (formerly
         Met/Eaton Vance Floating Rate Portfolio)

     Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
         (formerly Met/Franklin Low Duration Total Return Portfolio)

     Brighthouse/Templeton International Bond Portfolio (Class B)# (formerly
         Met/Templeton International Bond Portfolio)


     Clarion Global Real Estate Portfolio (Class B)

     ClearBridge Aggressive Growth Portfolio (Class B)

     Goldman Sachs Mid Cap Value Portfolio (Class B)

     Harris Oakmark International Portfolio (Class B)

     Invesco Balanced-Risk Allocation Portfolio (Class B)

     Invesco Comstock Portfolio (Class B)

     Invesco Mid Cap Value Portfolio (Class B)

     Invesco Small Cap Growth Portfolio (Class B)

     JPMorgan Core Bond Portfolio (Class B)

     JPMorgan Global Active Allocation Portfolio (Class B)


     Loomis Sayles Global Markets Portfolio (Class B)

     MetLife Multi-Index Targeted Risk Portfolio (Class B)


     MFS(R) Research International Portfolio (Class B)

     PanAgora Global Diversified Risk Portfolio (Class B)

     PIMCO Inflation Protected Bond Portfolio (Class B)

     PIMCO Total Return Portfolio (Class B)

     Pyramis(R) Government Income Portfolio (Class B)

     Pyramis(R) Managed Risk Portfolio (Class B)

     Schroders Global Multi-Asset Portfolio (Class B)

     SSGA Growth and Income ETF Portfolio (Class B)

     SSGA Growth ETF Portfolio (Class B)

     T. Rowe Price Large Cap Value Portfolio (Class B)

     T. Rowe Price Mid Cap Growth Portfolio (Class B)




BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND)

     Baillie Gifford International Stock Portfolio (Class B)

     BlackRock Ultra-Short Term Bond Portfolio (Class B)

     Brighthouse Asset Allocation 20 Portfolio (Class B) (formerly MetLife
         Asset Allocation 20 Portfolio)

     Brighthouse Asset Allocation 40 Portfolio (Class B) (formerly MetLife
         Asset Allocation 40 Portfolio)

     Brighthouse Asset Allocation 60 Portfolio (Class B) (formerly MetLife
         Asset Allocation 60 Portfolio)

     Brighthouse Asset Allocation 80 Portfolio (Class B) (formerly MetLife
         Asset Allocation 80 Portfolio)

     Brighthouse/Artisan Mid Cap Value Portfolio (Class B) (formerly
         Met/Artisan Mid Cap Value Portfolio)

     Brighthouse/Dimensional International Small Company Portfolio (Class B)
         (formerly Met/Dimensional International Small Company Portfolio)

     Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
         (formerly Met/Wellington Core Equity Opportunities Portfolio)


     Frontier Mid Cap Growth Portfolio (Class B)

     Jennison Growth Portfolio (Class B)


     MetLife Aggregate Bond Index Portfolio (Class G) (formerly Barclays
         Aggregate Bond Index Portfolio)

     MetLife Mid Cap Stock Index Portfolio (Class G)

     MetLife MSCI EAFE(R) Index Portfolio (Class G) (formerly MSCI EAFE(R)
         Index Portfolio)

     MetLife Russell 2000(R) Index Portfolio (Class G) (formerly Russell
         2000(R) Index Portfolio)


     MetLife Stock Index Portfolio (Class B)


     MFS(R) Value Portfolio (Class B)

     Neuberger Berman Genesis Portfolio (Class B)


     T. Rowe Price Large Cap Growth Portfolio (Class B)


     VanEck Global Natural Resources Portfolio (Class B)# (formerly Van Eck
         Global Natural Resources Portfolio)


     Western Asset Management Strategic Bond Opportunities Portfolio (Class B)

     Western Asset Management U.S. Government Portfolio (Class B)


# This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I.")




Please read this prospectus before investing and keep it on file for future reference. It contains important information about the BLIC Variable Annuity Contract.


To learn more about the BLIC Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 98 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at WWW.BRIGHTHOUSEFINANCIAL.COM, or write to us at: 11225 North Community House Road, Charlotte, NC 28277.



The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency


o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 1, 2017

TABLE OF CONTENTS                                              PAGE
                         PAGE







INDEX OF SPECIAL TERMS...................................  5
HIGHLIGHTS...............................................  7
FEE TABLES AND EXAMPLES..................................  9
1. THE ANNUITY CONTRACT.................................. 17
2. PURCHASE.............................................. 17
     Purchase Payments................................... 18
     Termination for Low Account Value................... 18
     Allocation of Purchase Payments..................... 19
     Investment Allocation Restrictions for Certain
       Riders............................................ 20
     Purchase Payment Credit............................. 23
     Free Look........................................... 24
     Accumulation Units.................................. 24
     Account Value....................................... 25
     Replacement of Contracts............................ 25
3. INVESTMENT OPTIONS.................................... 25
     Investment Portfolios That Are Funds-of-Funds....... 28
     Transfers........................................... 29
     Dollar Cost Averaging Programs...................... 32
     Three Month Market Entry Program.................... 33
     Automatic Rebalancing Program....................... 33
     Voting Rights....................................... 34
     Substitution of Investment Options.................. 34
4. EXPENSES.............................................. 34
     Product Charges..................................... 34
     Account Fee......................................... 36
     Guaranteed Minimum Income
       Benefit -- Rider Charge........................... 36
     Lifetime Withdrawal Guarantee and Guaranteed
       Withdrawal Benefit -- Rider Charge................ 37
     Guaranteed Minimum Accumulation
       Benefit -- Rider Charge........................... 39
     Withdrawal Charge................................... 39
     Reduction or Elimination of the Withdrawal
       Charge............................................ 40
     Premium and Other Taxes............................. 40
     Transfer Fee........................................ 40
     Income Taxes........................................ 40
     Investment Portfolio Expenses....................... 41
5.       ANNUITY PAYMENTS
     (THE INCOME PHASE).................................. 41
     Annuity Date........................................ 41
     Annuity Payments.................................... 41
     Annuity Options..................................... 42
     Variable Annuity Payments........................... 43
     Fixed Annuity Payments.............................. 44
6. ACCESS TO YOUR MONEY.................................. 44
     Systematic Withdrawal Program....................... 45
     Suspension of Payments or Transfers................. 46


7. LIVING BENEFITS....................................... 46
     Overview of Living Benefit Riders................... 46
     Guaranteed Income Benefits.......................... 47
     Description of GMIB Plus II......................... 48
     Description of GMIB Plus I.......................... 54
     Description of GMIB II.............................. 56
     Description of GMIB I............................... 57
     Guaranteed Withdrawal Benefits...................... 57
     Description of the Lifetime Withdrawal Guarantee
       II................................................ 59
     Description of the Lifetime Withdrawal Guarantee
       I................................................. 65
     Description of the Enhanced Guaranteed
       Withdrawal Benefit................................ 67
     Guaranteed Minimum Accumulation Benefit............. 71
8. PERFORMANCE........................................... 74
9. DEATH BENEFIT......................................... 74
     Upon Your Death..................................... 74
     Standard Death Benefit -- Principal Protection...... 75
     Optional Death Benefit -- Annual Step-Up............ 75
     Optional Death Benefit -- Enhanced Death
       Benefit I......................................... 76
     Optional Death Benefit -- Compounded-Plus........... 79
     Additional Death Benefit -- Earnings Preservation
       Benefit........................................... 80
     General Death Benefit Provisions.................... 80
     Spousal Continuation................................ 81
     Death of the Annuitant.............................. 81
     Controlled Payout................................... 82
10. FEDERAL INCOME TAX STATUS............................ 82
     Non-Qualified Contracts............................. 82
     Qualified Contracts................................. 85
11. OTHER INFORMATION.................................... 92
     BLIC................................................ 92
     Planned Separation from MetLife, Inc................ 92
     The Separate Account................................ 93
     Distributor......................................... 94
     Selling Firms....................................... 94
     Requests and Elections.............................. 95
     Ownership........................................... 96
     Legal Proceedings................................... 97
     Financial Statements................................ 97

TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION.................................  98
APPENDIX A............................................. A-1
     Condensed Financial Information................... A-1
APPENDIX B............................................. B-1
     Participating Investment Portfolios............... B-1
APPENDIX C............................................. C-1
     EDCA Examples with Multiple Purchase Payments..... C-1
APPENDIX D............................................. D-1
     Guaranteed Minimum Income Benefit Examples........ D-1
APPENDIX E............................................. E-1
     Guaranteed Withdrawal Benefit Examples............ E-1
APPENDIX F............................................. F-1
     Death Benefit Examples............................ F-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.


                                                                            PAGE
Account Value............................................................ 25
Accumulation Phase....................................................... 17
Accumulation Unit........................................................ 24
Annual Benefit Payment............................................ 60 and 67
Annuitant................................................................ 97
Annuity Date............................................................. 41
Annuity Options.......................................................... 42
Annuity Payments......................................................... 41
Annuity Service Center.................................................... 8
Annuity Units............................................................ 41
Beneficiary.............................................................. 97
Benefit Base............................................................. 67
Business Day............................................................. 19
Contract Year............................................................ 18
Death Benefit Base....................................................... 76
Fixed Account............................................................ 17
Free Look................................................................ 24
Good Order............................................................... 96
Guaranteed Accumulation Amount........................................... 72
Guaranteed Withdrawal Amount............................................. 68
GWB Withdrawal Rate...................................................... 67
Income Base.............................................................. 48
Income Phase............................................................. 17
Investment Portfolios.................................................... 25
Joint Owners............................................................. 97
Owner.................................................................... 96
Purchase Payment Credit.................................................. 23
Purchase Payment......................................................... 18
Remaining Guaranteed Withdrawal Amount................................... 59
Separate Account......................................................... 93
Total Guaranteed Withdrawal Amount....................................... 59

                      This page intentionally left blank.

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make at least one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our Fixed Account and the Investment Portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed minimum income benefit (GMIB), a guaranteed withdrawal benefit (GWB), or a guaranteed minimum accumulation benefit (GMAB). We are obligated to pay all money we owe under the contracts, including death benefits, income payments, and any guaranteed amounts due under a GMIB, GWB, or GMAB. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information -- The Separate Account.")


As a result of the Purchase Payment Credit feature of this contract, the contract is available only to prospective Owners who are age 80 or younger. We will add a Purchase Payment Credit to your Account Value with respect to your initial Purchase Payment and any subsequent Purchase Payment received by us prior to the contract anniversary immediately following your 81st birthday. The amount of the credit is 5% (an additional 1% credit is added if your total Purchase Payments equal $1 million or more). A portion of certain charges (the mortality and expense charge and the withdrawal charge) assessed under the contract are used to fund the credit.


The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a withdrawal charge of up to 8%. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.


The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your contract. You and the Annuitant (the person on whose life we base Annuity Payments) do not have to be the same, unless you purchase a tax qualified contract or elect a GMIB (see "Living Benefits -- Guaranteed Income Benefits").



You can have Annuity Payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. If you choose fixed Annuity Payments, the amount of each payment will not change during the Income Phase. There is no death benefit during the Income Phase, however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see "Annuity Payments (The Income Phase)" for more information).



TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


STATE VARIATIONS. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, age issuance limitations, transfer rights and limitations, the right to reject Purchase Payments, the right to assess transfer fees, requirements for unisex annuity rates, the general availability of certain riders, and the availability of certain features of riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. This prospectus describes all the material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.

FREE LOOK. You may cancel the contract within 10 days after receiving it (or whatever period is required in your state). If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. Unless otherwise required by state law, we will return the Account Value less the adjusted Purchase Payment Credit, and we will not deduct a withdrawal charge. The adjusted Purchase Payment Credit is equal to the lesser of: (1) the portion of the Account Value that is attributable to the Purchase Payment Credit; or (2) the total of Purchase Payment Credit(s). This means that you receive any investment gain on the Purchase Payment Credit(s) and BLIC bears any loss. The amount you receive may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios (and any interest credited by the Fixed Account, if applicable). You bear the risk of any decline in Account Value. We do not refund any charges or deductions assessed during the Free Look period. We will return your Purchase Payment if required by law.



TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a Non-Qualified Contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the Owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of this contract can also be a Beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two Owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits.


NON-NATURAL PERSONS AS BENEFICIARIES. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate the Beneficiary's ability to stretch the contract or a spousal Beneficiary's ability to continue the contract and the living and/or death benefits.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:



                                P.O. Box 10366

                          Des Moines, Iowa 50306-0366

                                 (800) 343-8496


ELECTRONIC DELIVERY. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Portfolios and other contract related documents.



Contact us at WWW.BRIGHTHOUSEFINANCIAL.COM for more information and to enroll.

FEE TABLES AND EXAMPLES


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES OF 0% TO 3.5% MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)              8%
(as a percentage of Purchase Payments)
TRANSFER FEE (Note 2)                   $25
                                        $0 (First 12 per year)

--------------------------------------------------------------------------------




















 Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See
 "Expenses -- Withdrawal Charge.")



Number of Complete Years from     Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
-------------------------------   ------------------------
               0                             8
               1                             8
               2                             8
               3                             7
               4                             6
               5                             5
               6                             4
               7                             3
               8                             2
        9 and thereafter                     0


 Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. BLIC is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------


ACCOUNT FEE (Note 1)   $30

SEPARATE ACCOUNT ANNUAL EXPENSES (Note 2)

(referred to as Separate Account Product Charges)

(as a percentage of average Account Value in the Separate Account)



Mortality and Expense Charge                                     1.30%
Administration Charge                                            0.25%
                                                                 ----

Total Separate Account Annual Expenses                           1.55%
Death Benefit Rider Charges (Optional) (Note 3)
(as a percentage of average Account Value in the Separate
Account)
Optional Death Benefit -- Annual Step-Up                         0.20%
Optional Death Benefit -- Compounded-Plus                        0.35%
Additional Death Benefit -- Earnings Preservation Benefit        0.25%
Total Separate Account Annual Expenses
Including Highest Charges for Optional Death Benefits (Note 4)   2.15%

--------------------------------------------------------------------------------

 Note 1. An account fee of $30 is charged on the last day of each Contract Year if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. (See "Expenses.")



 Note 2. Certain charges and expenses for contracts issued before May 1, 2003, are different. Certain charges and expenses may not apply during the Income Phase of the contract. (See "Expenses.")



 Note 3. See below for an additional optional death benefit rider (the Enhanced Death Benefit I), for which the charge is assessed on the Death Benefit Base and deducted annually from the Account Value.



 Note 4. This charge is determined by adding the Mortality and Expense Charge, the Administration Charge, the Optional Death Benefit -- Compounded-Plus Charge, and the Additional Death Benefit -- Earnings Preservation Benefit Charge.

ADDITIONAL OPTIONAL RIDER CHARGES (Note 1)



GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER CHARGES
(as a percentage of the Income Base (Note 2))

  GMIB Plus II -- maximum charge                                      1.50%

  GMIB Plus II -- current charge                                      1.00%


  GMIB Plus I -- maximum charge                                       1.50%

  GMIB Plus I -- current charge                                       0.80%


  GMIB II and GMIB I                                                  0.50%


LIFETIME WITHDRAWAL GUARANTEE RIDER CHARGES
(as a percentage of the Total Guaranteed Withdrawal Amount (Note 3))

  Lifetime Withdrawal Guarantee II
---------------------------------------------------------------------

  Single Life version -- maximum charge                               1.60%

  Single Life version -- current charge                               1.25%

  Joint Life version -- maximum charge                                1.80%

  Joint Life version -- current charge                                1.50%


  Lifetime Withdrawal Guarantee I
---------------------------------------------------------------------

  Single Life version -- maximum charge                               0.95%

  Single Life version -- current charge                               0.50%

  Joint Life version -- maximum charge                                1.40%

  Joint Life version -- current charge                                0.70%


--------------------------------------------------------------------------------

 Note 1. You may only elect one living benefit rider at a time. The GMIB Plus II rider is the only living benefit rider that the Enhanced Death Benefit I rider may be elected with. Certain rider charges for contracts issued before May 4, 2009 are different. Certain charges and expenses may not apply during the Income Phase of the contract. (See "Expenses.")



 Note 2. On the issue date, the Income Base is equal to your initial Purchase Payment. The Income Base is adjusted for subsequent Purchase Payments and withdrawals. See "Living Benefits -- Guaranteed Income Benefits" for a definition of the term Income Base. The GMIB Plus II and GMIB Plus I rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See "Expenses.")



 Note 3. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount may increase with additional Purchase Payments. See "Living
 Benefits -- Guaranteed Withdrawal Benefits" for a definition of the term Total Guaranteed Withdrawal Amount. The Lifetime Withdrawal Guarantee rider charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Automatic Annual Step-Up. (See "Expenses.")

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGES
(as a percentage of the Guaranteed Withdrawal Amount (Note 4))

  Enhanced Guaranteed Withdrawal Benefit -- maximum charge               1.00%

  Enhanced Guaranteed Withdrawal Benefit -- current charge               0.55%


  Guaranteed Withdrawal Benefit I -- maximum charge                      0.95%

  Guaranteed Withdrawal Benefit I -- current charge                      0.50%


GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER CHARGE
  (as a percentage of the Guaranteed Accumulation Amount (Note 5))       0.75%


ENHANCED DEATH BENEFIT RIDER CHARGES
  (as a percentage of the Death Benefit Base (Note 6))

  Enhanced Death Benefit I -- maximum charge                             1.50%

  Enhanced Death Benefit I (issue age 69 or younger) -- current charge   0.75%

  Enhanced Death Benefit I (issue age 70-75) -- current charge           0.95%


--------------------------------------------------------------------------------

 Note 4. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional Purchase Payments. See "Living Benefits -- Guaranteed Withdrawal Benefits" for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount. The Enhanced Guaranteed Withdrawal Benefit and Guaranteed Withdrawal Benefit I rider charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Reset. (See "Expenses.")



 Note 5. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial Purchase Payment. The Guaranteed Accumulation Amount is adjusted for additional Purchase Payments made during the first 120 days of the contract and for withdrawals. See "Living Benefits -- Guaranteed Minimum Accumulation Benefit" for a definition of the term Guaranteed Accumulation Amount.



 Note 6. The Death Benefit Base is initially set at an amount equal to your initial Purchase Payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see "Death Benefit -- Optional Death Benefit -- Enhanced Death Benefit I." The Enhanced Death Benefit I rider charge may increase upon an Optional Step-Up, but it will not exceed the maximum charge listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up. (See "Expenses.")

--------------------------------------------------------------------------------
THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED
BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -- DISTRIBUTOR."



MINIMUM AND MAXIMUM TOTAL ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES




                                                                            Minimum  Maximum
                                                                          --------- --------
Total Annual Investment Portfolio Operating Expenses
(expenses that are deducted from Investment Portfolio assets, including   0.52%     1.34%
management fees, distribution and/or service (12b-1) fees, and other expenses)


INVESTMENT PORTFOLIO FEES AND EXPENSES

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.




                                                         DISTRIBUTION
                                                            AND/OR
                                            MANAGEMENT      SERVICE       OTHER
INVESTMENT PORTFOLIO                            FEE      (12B-1) FEES   EXPENSES
------------------------------------------ ------------ -------------- ----------
BRIGHTHOUSE FUNDS TRUST I
 AB Global Dynamic Allocation Portfolio       0.61%         0.25%        0.03%

 Allianz Global Investors Dynamic Multi-      0.68%         0.25%        0.27%
  Asset Plus Portfolio

 American Funds(R) Balanced Allocation        0.06%         0.55%         --
  Portfolio

 American Funds(R) Growth Allocation          0.06%         0.55%        0.01%
  Portfolio

 American Funds(R) Growth Portfolio            --           0.55%        0.02%

 American Funds(R) Moderate Allocation        0.06%         0.55%        0.01%
  Portfolio

 AQR Global Risk Balanced Portfolio           0.61%         0.25%        0.03%

 BlackRock Global Tactical Strategies         0.66%         0.25%        0.01%
  Portfolio

 BlackRock High Yield Portfolio               0.60%         0.25%        0.07%

 Brighthouse Asset Allocation 100             0.07%         0.25%        0.01%
  Portfolio

 Brighthouse Balanced Plus Portfolio          0.24%         0.25%        0.01%

 Brighthouse Small Cap Value Portfolio        0.75%         0.25%        0.04%

 Brighthouse/Aberdeen Emerging Markets        0.89%         0.25%        0.11%
  Equity Portfolio

 Brighthouse/Eaton Vance Floating Rate        0.60%         0.25%        0.07%
  Portfolio

 Brighthouse/Franklin Low Duration Total      0.49%         0.25%        0.05%
  Return Portfolio

 Brighthouse/Templeton International          0.60%         0.25%        0.09%
  Bond Portfolio

 Clarion Global Real Estate Portfolio         0.61%         0.25%        0.04%

 ClearBridge Aggressive Growth Portfolio      0.56%         0.25%        0.01%

 Goldman Sachs Mid Cap Value Portfolio        0.72%         0.25%        0.04%




                                             ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                            FUND FEES     ANNUAL        AND/OR       ANNUAL
                                               AND      OPERATING      EXPENSE      OPERATING
INVESTMENT PORTFOLIO                         EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------ ----------- ----------- --------------- ----------
BRIGHTHOUSE FUNDS TRUST I
 AB Global Dynamic Allocation Portfolio      0.01%       0.90%         0.02%         0.88%

 Allianz Global Investors Dynamic Multi-     0.03%       1.23%           --          1.23%
  Asset Plus Portfolio

 American Funds(R) Balanced Allocation       0.42%       1.03%           --          1.03%
  Portfolio

 American Funds(R) Growth Allocation         0.43%       1.05%           --          1.05%
  Portfolio

 American Funds(R) Growth Portfolio          0.35%       0.92%           --          0.92%

 American Funds(R) Moderate Allocation       0.40%       1.02%           --          1.02%
  Portfolio

 AQR Global Risk Balanced Portfolio          0.06%       0.95%         0.01%         0.94%

 BlackRock Global Tactical Strategies        0.09%       1.01%         0.03%         0.98%
  Portfolio

 BlackRock High Yield Portfolio              0.08%       1.00%           --          1.00%

 Brighthouse Asset Allocation 100            0.68%       1.01%           --          1.01%
  Portfolio

 Brighthouse Balanced Plus Portfolio         0.42%       0.92%         0.01%         0.91%

 Brighthouse Small Cap Value Portfolio       0.06%       1.10%         0.01%         1.09%

 Brighthouse/Aberdeen Emerging Markets         --        1.25%         0.06%         1.19%
  Equity Portfolio

 Brighthouse/Eaton Vance Floating Rate         --        0.92%           --          0.92%
  Portfolio

 Brighthouse/Franklin Low Duration Total       --        0.79%         0.02%         0.77%
  Return Portfolio

 Brighthouse/Templeton International           --        0.94%           --          0.94%
  Bond Portfolio

 Clarion Global Real Estate Portfolio          --        0.90%           --          0.90%

 ClearBridge Aggressive Growth Portfolio       --        0.82%         0.02%         0.80%

 Goldman Sachs Mid Cap Value Portfolio         --        1.01%         0.06%         0.95%


                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
INVESTMENT PORTFOLIO                              FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
 Harris Oakmark International Portfolio         0.77%         0.25%        0.04%

 Invesco Balanced-Risk Allocation               0.64%         0.25%        0.03%
  Portfolio

 Invesco Comstock Portfolio                     0.57%         0.25%        0.02%

 Invesco Mid Cap Value Portfolio                0.65%         0.25%        0.03%

 Invesco Small Cap Growth Portfolio             0.85%         0.25%        0.03%

 JPMorgan Core Bond Portfolio                   0.55%         0.25%        0.02%

 JPMorgan Global Active Allocation              0.72%         0.25%        0.05%
  Portfolio

 Loomis Sayles Global Markets Portfolio         0.70%         0.25%        0.08%

 MetLife Multi-Index Targeted Risk              0.17%         0.25%        0.01%
  Portfolio

 MFS(R) Research International Portfolio        0.70%         0.25%        0.04%

 PanAgora Global Diversified Risk               0.65%         0.25%        0.40%
  Portfolio

 PIMCO Inflation Protected Bond                 0.47%         0.25%        0.28%
  Portfolio

 PIMCO Total Return Portfolio                   0.48%         0.25%        0.05%

 Pyramis(R) Government Income Portfolio         0.42%         0.25%        0.03%

 Pyramis(R) Managed Risk Portfolio              0.45%         0.25%        0.03%

 Schroders Global Multi-Asset Portfolio         0.64%         0.25%        0.07%

 SSGA Growth and Income ETF Portfolio           0.31%         0.25%        0.01%

 SSGA Growth ETF Portfolio                      0.32%         0.25%        0.02%

 T. Rowe Price Large Cap Value Portfolio        0.57%         0.25%        0.02%

 T. Rowe Price Mid Cap Growth Portfolio         0.75%         0.25%        0.03%

BRIGHTHOUSE FUNDS TRUST II
 Baillie Gifford International Stock            0.80%         0.25%        0.05%
  Portfolio

 BlackRock Ultra-Short Term Bond                0.35%         0.25%        0.03%
  Portfolio

 Brighthouse Asset Allocation 20 Portfolio      0.09%         0.25%        0.03%

 Brighthouse Asset Allocation 40 Portfolio      0.06%         0.25%         --

 Brighthouse Asset Allocation 60 Portfolio      0.05%         0.25%         --

 Brighthouse Asset Allocation 80 Portfolio      0.05%         0.25%        0.01%

 Brighthouse/Artisan Mid Cap Value              0.82%         0.25%        0.03%
  Portfolio

 Brighthouse/Dimensional International          0.81%         0.25%        0.12%
  Small Company Portfolio

 Brighthouse/Wellington Core Equity             0.70%         0.25%        0.02%
  Opportunities Portfolio

 Frontier Mid Cap Growth Portfolio              0.72%         0.25%        0.03%

 Jennison Growth Portfolio                      0.60%         0.25%        0.02%

 MetLife Aggregate Bond Index Portfolio         0.25%         0.30%        0.03%

 MetLife Mid Cap Stock Index Portfolio          0.25%         0.30%        0.05%

 MetLife MSCI EAFE(R) Index Portfolio           0.30%         0.30%        0.08%

 MetLife Russell 2000(R) Index Portfolio        0.25%         0.30%        0.06%

 MetLife Stock Index Portfolio                  0.25%         0.25%        0.02%

 MFS(R) Value Portfolio                         0.70%         0.25%        0.02%

 Neuberger Berman Genesis Portfolio             0.81%         0.25%        0.04%




                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
INVESTMENT PORTFOLIO                           EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
 Harris Oakmark International Portfolio          --        1.06%         0.02%         1.04%

 Invesco Balanced-Risk Allocation              0.03%       0.95%         0.03%         0.92%
  Portfolio

 Invesco Comstock Portfolio                      --        0.84%         0.02%         0.82%

 Invesco Mid Cap Value Portfolio               0.05%       0.98%         0.02%         0.96%

 Invesco Small Cap Growth Portfolio              --        1.13%         0.02%         1.11%

 JPMorgan Core Bond Portfolio                    --        0.82%         0.13%         0.69%

 JPMorgan Global Active Allocation               --        1.02%         0.04%         0.98%
  Portfolio

 Loomis Sayles Global Markets Portfolio          --        1.03%           --          1.03%

 MetLife Multi-Index Targeted Risk             0.22%       0.65%           --          0.65%
  Portfolio

 MFS(R) Research International Portfolio         --        0.99%         0.06%         0.93%

 PanAgora Global Diversified Risk              0.04%       1.34%           --          1.34%
  Portfolio

 PIMCO Inflation Protected Bond                  --        1.00%         0.01%         0.99%
  Portfolio

 PIMCO Total Return Portfolio                    --        0.78%         0.03%         0.75%

 Pyramis(R) Government Income Portfolio          --        0.70%           --          0.70%

 Pyramis(R) Managed Risk Portfolio             0.47%       1.20%         0.10%         1.10%

 Schroders Global Multi-Asset Portfolio        0.01%       0.97%           --          0.97%

 SSGA Growth and Income ETF Portfolio          0.22%       0.79%           --          0.79%

 SSGA Growth ETF Portfolio                     0.24%       0.83%           --          0.83%

 T. Rowe Price Large Cap Value Portfolio         --        0.84%         0.03%         0.81%

 T. Rowe Price Mid Cap Growth Portfolio          --        1.03%           --          1.03%

BRIGHTHOUSE FUNDS TRUST II
 Baillie Gifford International Stock             --        1.10%         0.12%         0.98%
  Portfolio

 BlackRock Ultra-Short Term Bond                 --        0.63%         0.02%         0.61%
  Portfolio

 Brighthouse Asset Allocation 20 Portfolio     0.53%       0.90%         0.02%         0.88%

 Brighthouse Asset Allocation 40 Portfolio     0.57%       0.88%           --          0.88%

 Brighthouse Asset Allocation 60 Portfolio     0.60%       0.90%           --          0.90%

 Brighthouse Asset Allocation 80 Portfolio     0.64%       0.95%           --          0.95%

 Brighthouse/Artisan Mid Cap Value               --        1.10%           --          1.10%
  Portfolio

 Brighthouse/Dimensional International           --        1.18%         0.01%         1.17%
  Small Company Portfolio

 Brighthouse/Wellington Core Equity              --        0.97%         0.11%         0.86%
  Opportunities Portfolio

 Frontier Mid Cap Growth Portfolio               --        1.00%         0.02%         0.98%

 Jennison Growth Portfolio                       --        0.87%         0.08%         0.79%

 MetLife Aggregate Bond Index Portfolio          --        0.58%         0.01%         0.57%

 MetLife Mid Cap Stock Index Portfolio         0.01%       0.61%           --          0.61%

 MetLife MSCI EAFE(R) Index Portfolio          0.01%       0.69%           --          0.69%

 MetLife Russell 2000(R) Index Portfolio       0.01%       0.62%           --          0.62%

 MetLife Stock Index Portfolio                   --        0.52%         0.01%         0.51%

 MFS(R) Value Portfolio                          --        0.97%         0.14%         0.83%

 Neuberger Berman Genesis Portfolio              --        1.10%         0.01%         1.09%


                                                    DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                       AND/OR                 FUND FEES     ANNUAL        AND/OR        ANNUAL
                                       MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
INVESTMENT PORTFOLIO                       FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- -----------
 T. Rowe Price Large Cap Growth          0.60%         0.25%        0.02%        --        0.87%         0.02%         0.85%
  Portfolio

 VanEck Global Natural Resources         0.78%         0.25%        0.03%        --        1.06%         0.01%         1.05%
  Portfolio

 Western Asset Management Strategic      0.57%         0.25%        0.03%      0.01%       0.86%         0.05%         0.81%
  Bond Opportunities Portfolio

 Western Asset Management                0.47%         0.25%        0.03%        --        0.75%         0.01%         0.74%

  U.S. Government Portfolio




The information shown in the table above was provided by the Investment Portfolios. Certain Investment Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Investment Portfolios only with the approval of the Investment Portfolio's board of directors or trustees. Please see the Investment Portfolios' prospectuses for additional information regarding these arrangements.



Certain Investment Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE OWNER TRANSACTION EXPENSES, THE ACCOUNT FEE, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE ANY WAIVER AND/OR REIMBURSEMENT). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


CHART 1. Chart 1 assumes you select the Enhanced Death Benefit I (assuming the maximum 1.50% charge applies in all Contract Years), the Additional Death Benefit - Earnings Preservation Benefit, and the GMIB Plus II rider (assuming the maximum 1.50% charge applies in all Contract Years), which is the most expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                        Time Periods
                  1 year     3 years     5 years     10 years
                 --------   ---------   ---------   ---------
    maximum       $1,475     $2,768      $4,084      $7,883
    minimum       $1,389     $2,507      $3,644      $6,995



(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE
                                       APPLICABLE TIME PERIOD:




                        Time Periods
                  1 year     3 years     5 years     10 years
                 --------   ---------   ---------   ---------
    maximum        $675      $2,048      $3,544      $7,883
    minimum        $589      $1,787      $3,104      $6,995



CHART 2. Chart 2 assumes you do not select optional death benefit riders, a Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                        Time Periods
                  1 year     3 years     5 years     10 years
                 --------   ---------   ---------   ---------
    maximum       $1,133     $1,726      $2,319      $4,255
    minimum       $1,047     $1,455      $1,844      $3,182



(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE
                                       APPLICABLE TIME PERIOD:




                        Time Periods
                  1 year     3 years     5 years     10 years
                 --------   ---------   ---------   ---------
    maximum        $333      $1,006      $1,779      $4,255
    minimum        $247      $  735      $1,304      $3,182


The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the Accumulation Unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT


This prospectus describes the variable annuity contract offered by us.



The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. If you die during the Accumulation Phase, your Beneficiary (or Beneficiaries) will receive the death benefit under your contract (see "Death Benefit" for more information). Once you begin receiving Annuity Payments, your contract switches to the Income Phase. There is no death benefit during the Income Phase; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary(ies) (see "Annuity Payments (The Income Phase)" for more information).


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits").


In most states, the contract also contains a Fixed Account option (contact your registered representative regarding your state). The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your contract is issued but will not be less than 1%. Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. If you select the Fixed Account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. The Fixed Account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets. All guarantees as to Purchase Payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Annuity Payments are subject to our financial strength and claims-paying ability.


The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see "Annuity Payments (The Income Phase)" for more information.)


As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under "Other
Information -- Ownership."



All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code (the "Code"). Any Code references to "spouses" include those persons who enter into lawful marriages under state law, regardless of sex.





2. PURCHASE

As a result of the Purchase Payment Credit feature of this contract, the contract is available only to prospective

Owners who are age 80 or younger. (See "Purchase Payment Credit" below.) The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers ("selling firms"). In addition, certain riders may not be available through certain selling firms. You should discuss this with your registered representative.


We reserve the right to reject any application.


PURCHASE PAYMENTS


A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase Payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent Purchase Payments. The manner in which subsequent Purchase Payments may be restricted is discussed below.


GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS. The following requirements apply to initial and subsequent Purchase Payments:


o  The minimum initial Purchase Payment we will accept is $10,000.


o The maximum total Purchase Payments for the contract is $1,000,000, without prior approval from us.


o The minimum subsequent Purchase Payment is $500 unless you have elected an electronic funds transfer program approved by us, in which case the minimum subsequent Purchase Payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept Purchase Payments made with cash, money orders, or travelers checks.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We may restrict your ability to make subsequent Purchase Payments. We will notify you in advance if we impose restrictions on subsequent Purchase Payments. You and your financial representative should carefully consider whether our ability to restrict subsequent Purchase Payments is consistent with your investment objectives.


o We reserve the right to reject any Purchase Payment and to limit future Purchase Payments. This means that we may restrict your ability to make subsequent Purchase Payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent Purchase Payments in accordance with our established administrative procedures.

o Certain riders have current restrictions on subsequent Purchase Payments that are described in more detail below. For more information, see these subsections below: "Restrictions on Subsequent Purchase Payments -- GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I," and "Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the Account Value in one sum if, prior to the Annuity Date, you do not make Purchase Payments for two consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the Account Value on or after the end of such two year period is less than $2,000. (A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract. We will not terminate the contract if it includes a Lifetime Withdrawal Guarantee rider or Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any contract that includes a Guaranteed Withdrawal Benefit or Guaranteed Minimum Income Benefit rider or any guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the living benefit rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your Purchase Payment to the Fixed Account and/or any of the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the Fixed Account if any of the following conditions exist:


o the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract; or


o your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or

o  a transfer was made out of the Fixed Account within the previous 180 days.



Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A Business Day is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information -- Requests and Elections.") However, if you allocate Purchase Payments to a discontinued Investment Portfolio (see Appendix A), we will request reallocation instructions, or if we are unable to obtain such instructions, we will return your Purchase Payment to you.



We may restrict the investment options available to you if you select certain optional riders. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under the selected optional rider.


If you choose the Guaranteed Minimum Income Benefit Plus II rider, Lifetime Withdrawal Guarantee II rider, or Enhanced Death Benefit I rider, we require you to allocate your Purchase Payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I" until the rider terminates.


If you choose the GMIB Plus I rider or the Lifetime Withdrawal Guarantee I rider, until the rider terminates, we require you to allocate your Purchase Payments and Account Value as described in "Living Benefits -- Guaranteed Income Benefits -- Description of GMIB Plus I" and "Living
Benefits -- Guaranteed Withdrawal Benefits -- Description of Lifetime Withdrawal Guarantee I."


If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we require you to allocate your Purchase Payments and Account Value solely to one Investment Portfolio (see "Living Benefits -- Guaranteed Minimum Accumulation Benefit") (you may participate in the EDCA program, subject to restrictions).


If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. However, if you make an additional Purchase Payment while an EDCA or Dollar Cost Averaging
(DCA) program is in effect, we will not allocate the additional Purchase Payment to the EDCA or DCA program, unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the EDCA or DCA program. (See "Investment Options -- Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios (including the Fixed Account), we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.

We reserve the right to make certain changes to the Investment Portfolios. (See "Investment Options -- Substitution of Investment Options.")



INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS


INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR GMIB PLUS II, LIFETIME WITHDRAWAL GUARANTEE II, AND EDB I


Allocation. If you elect the GMIB Plus II, the Lifetime Withdrawal Guarantee

II, or the Enhanced Death Benefit I, you must comply with certain investment allocation restrictions. SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO EITHER
                                                                      ------
(A) OR (B) BELOW:


(A) You must allocate:



o 100% of your Purchase Payments or Account Value among the AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Pyramis(R) Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSGA Growth and Income ETF Portfolio, BlackRock Ultra-Short Term Bond Portfolio, and/or the Fixed Account (you may also allocate Purchase Payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Portfolios; you may not allocate Purchase Payments to the Dollar Cost Averaging program).


For contracts issued based on applications and necessary information received at our Annuity Service Center in Good Order before the close of the New York Stock Exchange on May 1, 2009, the following Investment Portfolios are also available under option (A): the Brighthouse Asset Allocation 80 Portfolio, American Funds(R) Growth Allocation Portfolio, and SSGA Growth ETF Portfolio.



OR


(B) You must allocate:


o at least 30% of Purchase Payments or Account Value to Platform 1 portfolios and/or to the Fixed Account;


o  up to 70% of Purchase Payments or Account Value to Platform 2 portfolios;


o  up to 15% of Purchase Payments or Account Value to Platform 3 portfolios;
     and


o  up to 15% of Purchase Payments or Account Value to Platform 4 portfolios.


For contracts issued based on applications and necessary information received at our Annuity Service Center in Good Order before the close of the New York

Stock Exchange on May 1, 2009, the following invesment allocation restrictions apply under option (B): you must allocate at least 15% of Purchase Payments or
                                          ------------
Account Value to Platform 1 portfolios and/or to the Fixed Account and you may allocate up to 85% of Purchase Payments or Account Value to Platform 2
         ---------
portfolios (the percentages for Platforms 3 and 4 are the same as those listed above).


(See the "EDCA" section below for information on allocating Purchase Payments to the EDCA account under option (B). You may not allocate Purchase Payments to the Dollar Cost Averaging program under option (B).)


The investment options in each Platform are:


Platform 1
----------



   Fixed Account

   BlackRock Ultra-Short Term Bond Portfolio
   Brighthouse/Franklin Low Duration Total Return Portfolio
   JPMorgan Core Bond Portfolio
   MetLife Aggregate Bond Index Portfolio
   PIMCO Inflation Protected Bond Portfolio
   PIMCO Total Return Portfolio
   Pyramis(R) Government Income Portfolio
     Western Asset Management U.S. Government Portfolio

Platform 2
----------



   AB Global Dynamic Allocation Portfolio

   Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
   American Funds(R) Balanced Allocation Portfolio
   American Funds(R) Growth Allocation Portfolio
   American Funds(R) Growth Portfolio
   American Funds(R) Moderate Allocation Portfolio
   AQR Global Risk Balanced Portfolio
   Baillie Gifford International Stock Portfolio
   BlackRock Global Tactical Strategies Portfolio
   BlackRock High Yield Portfolio
   Brighthouse Asset Allocation 20 Portfolio
   Brighthouse Asset Allocation 40 Portfolio
   Brighthouse Asset Allocation 60 Portfolio
   Brighthouse Asset Allocation 80 Portfolio
   Brighthouse Asset Allocation 100 Portfolio
     Brighthouse Balanced Plus Portfolio
   Brighthouse/Wellington Core Equity Opportunities Portfolio
   ClearBridge Aggressive Growth Portfolio
   Harris Oakmark International Portfolio
   Invesco Balanced-Risk Allocation Portfolio
   Invesco Comstock Portfolio
   Jennison Growth Portfolio
   JPMorgan Global Active Allocation Portfolio
   Loomis Sayles Global Markets Portfolio
   MetLife MSCI EAFE(R) Index Portfolio
   MetLife Multi-Index Targeted Risk Portfolio
   MetLife Stock Index Portfolio
   MFS(R) Research International Portfolio
   MFS(R) Value Portfolio
   PanAgora Global Diversified Risk Portfolio
   Pyramis(R) Managed Risk Portfolio
   Schroders Global Multi-Asset Portfolio
   SSGA Growth and Income ETF Portfolio
   SSGA Growth ETF Portfolio
   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Large Cap Value Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio


Platform 3
----------



   Brighthouse/Artisan Mid Cap Value Portfolio

   Frontier Mid Cap Growth Portfolio
   Goldman Sachs Mid Cap Value Portfolio
     Invesco Mid Cap Value Portfolio

   MetLife Mid Cap Stock Index Portfolio
     T. Rowe Price Mid Cap Growth Portfolio

Platform 4
----------



   Brighthouse/Aberdeen Emerging Markets Equity Portfolio

   Brighthouse/Dimensional International Small Company Portfolio
   Brighthouse/Eaton Vance Floating Rate Portfolio
   Brighthouse/Templeton International Bond Portfolio
   Brighthouse Small Cap Value Portfolio
   Clarion Global Real Estate Portfolio
     Invesco Small Cap Growth Portfolio
   MetLife Russell 2000(R) Index Portfolio
   Neuberger Berman Genesis Portfolio
     VanEck Global Natural Resources Portfolio


YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.


Certain selling firms do not offer option (B) at the time your initial Purchase Payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).


We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate Purchase Payments or Account Value that you allocated to an investment option before we changed its classification, unless you make a new Purchase Payment or request a transfer among investment options (other than pursuant to rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the investment option changed). If you make a new Purchase Payment or request a transfer among investment options, you will be required to take the new classification into account in the allocation of your entire Account Value. We will provide you with prior written notice of any changes in classification of investment options. See "Investment Options" below for information about Investment Portfolios that employ a managed volatility strategy.


Rebalancing. If you choose to allocate according to (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of Purchase Payments that complies with the allocation limitations described above. We will also rebalance your

Account Value when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a Business Day, the reallocation will occur on the next Business Day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.


The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.


Subsequent Purchase Payments. Subsequent Purchase Payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent Purchase Payment, if the new allocation instructions differ from those previously received for the contract. Allocating according to (B) does not permit you to specify different allocations for individual Purchase Payments. Due to the rebalancing and reallocation requirements of (B), the entire account will be immediately reallocated according to the most recently provided allocation instructions.


Example:
-------


   Your Account Value is $100,000 and allocated 70% to the MetLife Stock Index Portfolio and 30% to the PIMCO Total Return Portfolio using Option B of the Portfolio Flexibility Program. You make a subsequent Purchase Payment of $5,000 and provide instructions to allocate 100% of that payment to the BlackRock Ultra-Short Term Bond Portfolio. As a result of the new allocation instructions, your entire Account Value of $105,000 will then be reallocated to the BlackRock Ultra-Short Term Bond Portfolio.


EDCA. If you choose to allocate according to (B) above and you choose to allocate a Purchase Payment to the EDCA account, that entire Purchase Payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous Purchase Payments before allocating a Purchase Payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for Purchase Payments.


Changing Purchase Payment Allocation Instructions. You may change your Purchase Payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for Purchase Payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future Purchase Payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.


Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GMIB PLUS II, LIFETIME WITHDRAWAL GUARANTEE II, AND EDB I


Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one or more of the following riders: GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I. You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.

We will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in the "Purchase -- Termination for Low Account Value" section; or (b) the rider charge is greater than your Account Value.

In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.

Restrictions on Subsequent Purchase Payments for GMIB Plus II after Rider Terminates. The restrictions on subsequent Purchase Payments described above will no longer apply, if:

   1) you elected only the GMIB Plus II rider, and it terminates (see "Living Benefits - Guaranteed Income Benefits - Description of GMIB Plus II"); or

   2) you elected both the GMIB Plus II and the EDB I, and both riders terminate (see "Living Benefits - Guaranteed Income Benefits - Description of GMIB Plus II" and "Death Benefit -- Optional Death Benefit -- Enhanced Death Benefit I").

However, if you elected both the GMIB Plus II and the EDB I riders, and only the GMIB Plus II rider has terminated, the restrictions on subsequent Purchase Payments described above will continue to apply.

If your contract was issued in one of the following states, this restriction on
-------------------------------------------------------------------------------
subsequent Purchase Payments does not apply and you may continue to make
-------------------------------------------
subsequent Purchase Payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, Oregon, Pennsylvania, Texas, Utah, or Washington.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB I, GMIB PLUS I, GWB I, ENHANCED GWB, LIFETIME WITHDRAWAL GUARANTEE I, AND GMAB


Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one of the following optional riders: GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB. You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.


We will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section; or (b) the rider charge is greater than your Account Value.


In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.


Restrictions on Subsequent Purchase Payments for GMIB Plus I after Rider Terminates. If you elected the GMIB Plus I rider and it terminates (see "Living Benefits - Guaranteed Income Benefits - Description of GMIB Plus I"), the restrictions on subsequent Purchase Payments described above will no longer apply.


If your contract was issued in one of the following states, this restriction on
-------------------------------------------------------------------------------
subsequent Purchase Payments does not apply and you may continue to make
-------------------------------------------
subsequent Purchase Payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, Oregon, Pennsylvania, Texas, Utah, or Washington.


PURCHASE PAYMENT CREDIT


Your Account Value will be credited with an additional amount (Purchase Payment Credit) with respect to your initial Purchase Payment and each subsequent Purchase Payment received by us prior to the contract anniversary immediately following your 81st birthday (if Joint Owners are named, the age of the older Joint Owner will apply, and if a non-natural person owns the contract, then the Annuitant's age will apply).


The Purchase Payment Credit is an amount equal to 5% of the Purchase Payment. For contracts with Purchase Payments of $1,000,000 or more, the amount of the credit increases to 6%. The additional 1% credit will not be applied retroactively (which means that the additional 1% credit will only be applied to the payment that brings your total Purchase Payments to the $1,000,000 level and all subsequent payments). From time to time, we may offer promotional programs with higher Purchase Payment Credit rates that apply to contracts issued between specified dates. If your contract is issued during such a program, the amount of the Purchase Payment Credit you receive is determined by the terms of the program that was in effect when your contract was issued.


You should know that over time and under certain circumstances (such as withdrawal when a withdrawal charge applies, or after an extended period of poor market performance) the costs associated with this product may exceed the Purchase Payment Credit amount and any related earnings.



If you exercise the Free Look provision, BLIC will take back the Purchase Payment Credit(s) as described below.



Each Purchase Payment Credit will be allocated to the contract in the same proportion as the applicable Purchase Payment. All Purchase Payment Credits are treated as earnings under the contract.


FREE LOOK



If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state). We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this Free Look period, we will not assess a withdrawal charge. Unless otherwise required by state law, we will return the Account Value less the adjusted Purchase Payment Credits. The adjusted Purchase Payment Credits are equal to the lesser of: (1) the portion of the Account Value that is attributable to the Purchase Payment Credits, or
(2) the total of Purchase Payment Credit(s). This means that you receive any investment gain on the Purchase Payment Credit(s) and BLIC bears any loss. The amount returned to you may be more or less than your Purchase Payment, depending upon the performance of the Investment Portfolios (and any interest credited by the Fixed Account, if applicable) according to your Purchase Payment allocation during the Free Look period. This means that you bear the risk of any decline in the value of your Purchase Payment due to Investment Portfolio performance during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give you back your Purchase Payment if you decide to cancel your contract during the Free Look period.



ACCUMULATION UNITS


The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) In addition to the investment performance of the Investment Portfolio, the deduction of Separate Account charges also affects an Investment Portfolio's Accumulation Unit value, as explained below.


Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:


1) dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and


2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit, the Compounded-Plus Death Benefit, and/or the Additional Death
      Benefit -- Earnings Preservation Benefit) for each day since the last Business Day and any charges for taxes.


The value of an Accumulation Unit may go up or down from day to day.


When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.


Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase

Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your
------
contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock Exchange,
                              -----
or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business
Day).

EXAMPLE:


   On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. We add an additional $250 to your contract as a Purchase Payment Credit. You have told us you want this to go to the
   T. Rowe Price Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the T. Rowe Price Large Cap Value Portfolio is $12.50. We then divide $5,250 by $12.50 and credit your contract on Monday night with 420 Accumulation Units for the T. Rowe Price Large Cap Value Portfolio.


ACCOUNT VALUE


Account Value is equal to the sum of your interests in the Investment Portfolios, the Fixed Account, and the EDCA account. Your interest in each Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.


REPLACEMENT OF CONTRACTS


Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.


Class XC is not available to Purchase Payments that consist of money exchanged or transferred from other annuities issued by us or our affiliates.




3. INVESTMENT OPTIONS

The contract offers 61 Investment Portfolios, which are listed below. Additional Investment Portfolios may be available in the future.



YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT:
BRIGHTHOUSE LIFE INSURANCE COMPANY ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://


WWW.SEC.GOV. APPENDIX B CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the Investment Portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the Investment Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


The Investment Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a "managed volatility strategy"):


   (a)        AB Global Dynamic Allocation Portfolio

   (b)        Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

   (c)        AQR Global Risk Balanced Portfolio

   (d)        BlackRock Global Tactical Strategies Portfolio


   (e)        Brighthouse Balanced Plus Portfolio

   (f)        Invesco Balanced-Risk Allocation Portfolio


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   (g)        JPMorgan Global Active Allocation Portfolio


   (h)        MetLife Multi-Index Targeted Risk Portfolio

   (i)        PanAgora Global Diversified Risk Portfolio

   (j)        Pyramis(R) Managed Risk Portfolio

   (k)        Schroders Global Multi-Asset Portfolio

Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Investment Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by "smoothing" returns, which may result in an Investment Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Investment Portfolios may offer the potential for higher returns.

If you elect certain optional riders, you will be subject to investment allocation restrictions that include these Investment Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Investment Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. Prior to March 6, 2017, Brighthouse Investment Advisers, LLC was known as MetLife Advisers, LLC. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the prospectuses for the Investment Portfolios for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples -- Investment Portfolio Fees and Expenses" for information on the management fees paid by the Investment Portfolios and the Statements of Additional Information for the Investment Portfolios for information on the management fees paid by the adviser to the subadvisers.)



Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. (See "Fee Tables and
Examples -- Investment



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Portfolio Fees and Expenses" for the amounts of the 12b-1 fees.) An Investment
Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See "Other Information -- Distributor" for more information.) Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.



We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.



BRIGHTHOUSE FUNDS TRUST I

Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:



     AB Global Dynamic Allocation Portfolio (Class B)

     Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (Class B)

     American Funds(R) Balanced Allocation Portfolio (Class C)

     American Funds(R) Growth Allocation Portfolio (Class C)

     American Funds(R) Growth Portfolio (Class C)

     American Funds(R) Moderate Allocation Portfolio (Class C)

     AQR Global Risk Balanced Portfolio (Class B)

     BlackRock Global Tactical Strategies Portfolio (Class B)

     BlackRock High Yield Portfolio (Class B)


     Brighthouse Asset Allocation 100 Portfolio (Class B) (formerly MetLife
         Asset Allocation 100 Portfolio)

     Brighthouse Balanced Plus Portfolio (Class B) (formerly MetLife Balanced
         Plus Portfolio)

     Brighthouse Small Cap Value Portfolio (Class B) (formerly MetLife Small
         Cap Value Portfolio)

     Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class B) (formerly
         Met/Aberdeen Emerging Markets Equity Portfolio)

     Brighthouse/Eaton Vance Floating Rate Portfolio (Class B) (formerly
         Met/Eaton Vance Floating Rate Portfolio)

     Brighthouse/Franklin Low Duration Total Return Portfolio (Class B)
         (formerly Met/Franklin Low Duration Total Return Portfolio)

     Brighthouse/Templeton International Bond Portfolio (Class B)# (formerly
         Met/Templeton International Bond Portfolio)


     Clarion Global Real Estate Portfolio (Class B)

     ClearBridge Aggressive Growth Portfolio (Class B)

     Goldman Sachs Mid Cap Value Portfolio (Class B)

     Harris Oakmark International Portfolio (Class B)

     Invesco Balanced-Risk Allocation Portfolio (Class B)

     Invesco Comstock Portfolio (Class B)

     Invesco Mid Cap Value Portfolio (Class B)

     Invesco Small Cap Growth Portfolio (Class B)

     JPMorgan Core Bond Portfolio (Class B)

     JPMorgan Global Active Allocation Portfolio (Class B)


     Loomis Sayles Global Markets Portfolio (Class B)



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     MetLife Multi-Index Targeted Risk Portfolio (Class B)


     MFS(R) Research International Portfolio (Class B)

     PanAgora Global Diversified Risk Portfolio (Class B)

     PIMCO Inflation Protected Bond Portfolio (Class B)

     PIMCO Total Return Portfolio (Class B)

     Pyramis(R) Government Income Portfolio (Class B)

     Pyramis(R) Managed Risk Portfolio (Class B)

     Schroders Global Multi-Asset Portfolio (Class B)

     SSGA Growth and Income ETF Portfolio (Class B)

     SSGA Growth ETF Portfolio (Class B)

     T. Rowe Price Large Cap Value Portfolio (Class B)

     T. Rowe Price Mid Cap Growth Portfolio (Class B)




BRIGHTHOUSE FUNDS TRUST II

Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     Baillie Gifford International Stock Portfolio (Class B)

     BlackRock Ultra-Short Term Bond Portfolio (Class B)

     Brighthouse Asset Allocation 20 Portfolio (Class B) (formerly MetLife
         Asset Allocation 20 Portfolio)

     Brighthouse Asset Allocation 40 Portfolio (Class B) (formerly MetLife
         Asset Allocation 40 Portfolio)

     Brighthouse Asset Allocation 60 Portfolio (Class B) (formerly MetLife
         Asset Allocation 60 Portfolio)

     Brighthouse Asset Allocation 80 Portfolio (Class B) (formerly MetLife
         Asset Allocation 80 Portfolio)

     Brighthouse/Artisan Mid Cap Value Portfolio (Class B) (formerly
         Met/Artisan Mid Cap Value Portfolio)

     Brighthouse/Dimensional International Small Company Portfolio (Class B)
         (formerly Met/Dimensional International Small Company Portfolio)

     Brighthouse/Wellington Core Equity Opportunities Portfolio (Class B)
         (formerly Met/Wellington Core Equity Opportunities Portfolio)


     Frontier Mid Cap Growth Portfolio (Class B)

     Jennison Growth Portfolio (Class B)


     MetLife Aggregate Bond Index Portfolio (Class G) (formerly Barclays
         Aggregate Bond Index Portfolio)

     MetLife Mid Cap Stock Index Portfolio (Class G)

     MetLife MSCI EAFE(R) Index Portfolio (Class G) (formerly MSCI EAFE(R)
         Index Portfolio)

     MetLife Russell 2000(R) Index Portfolio (Class G) (formerly Russell
         2000(R) Index Portfolio)


     MetLife Stock Index Portfolio (Class B)


     MFS(R) Value Portfolio (Class B)

     Neuberger Berman Genesis Portfolio (Class B)


     T. Rowe Price Large Cap Growth Portfolio (Class B)



     VanEck Global Natural Resources Portfolio (Class B)# (formerly Van Eck
         Global Natural Resources Portfolio)


     Western Asset Management Strategic Bond Opportunities Portfolio (Class B)

     Western Asset Management U.S. Government Portfolio (Class B)


   # This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I.")


INVESTMENT PORTFOLIOS THAT ARE FUNDS-OF-FUNDS



The following Investment Portfolios available within Brighthouse Funds Trust I and Brighthouse Funds Trust II are "funds of funds":



     American Funds(R) Balanced Allocation Portfolio

     American Funds(R) Growth Allocation Portfolio

     American Funds(R) Moderate Allocation Portfolio

     BlackRock Global Tactical Strategies Portfolio


     Brighthouse Asset Allocation 20 Portfolio

     Brighthouse Asset Allocation 40 Portfolio

     Brighthouse Asset Allocation 60 Portfolio

     Brighthouse Asset Allocation 80 Portfolio

     Brighthouse Asset Allocation 100 Portfolio

     Brighthouse Balanced Plus Portfolio


     MetLife Multi-Index Targeted Risk Portfolio

     Pyramis(R) Managed Risk Portfolio

     SSGA Growth and Income ETF Portfolio

     SSGA Growth ETF Portfolio


"Fund of funds" Investment Portfolios invest substantially all of their assets in other portfolios and/or exchange-traded funds ("Underlying ETFs"). Therefore, each of these Investment Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Investment Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Investment Portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Investment Portfolios, if such underlying portfolios or Underlying ETFs are available under the contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the contract.



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TRANSFERS


GENERAL. You can transfer a portion of your Account Value among the Fixed Account and the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of frequent or large transfers, or other transfers we determine are or would be to the disadvantage of other contract Owners. (See "Restrictions on Frequent Transfers" and "Restrictions on Large Transfers" below.) We also may be required to suspend the right to transfers in certain circumstances (see "Access to Your Money - Suspension of Payments or Transfers"). We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from any Investment Portfolio or the Fixed Account, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:


o Your request for transfer must clearly state which Investment Portfolio(s) or the Fixed Account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).


o The minimum amount that may be transferred from the Fixed Account is $500, or your entire interest in the Fixed Account. Transfers out of the Fixed Account during the Accumulation Phase are limited to the greater of: (a) 25% of the Fixed Account value at the beginning of the Contract Year, or
     (b) the amount transferred out of the Fixed Account in the prior Contract Year. Currently we are not imposing these restrictions on transfers out of the Fixed Account, but we have the right to reimpose them at any time. You should be aware that, if transfer restrictions are imposed, it may take a while (even if you make no additional Purchase Payments or transfers into the Fixed Account) to make a complete transfer of your Account Value from the Fixed Account. When deciding whether to invest in the Fixed Account it is important to consider whether the transfer restrictions fit your risk tolerance and time horizon.


o You may not make a transfer to more than 18 Investment Portfolios (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios (including the Fixed Account) may be made by calling or writing our Annuity Service Center.


o If you have elected to add the GMIB Plus I, GMIB Plus II, Lifetime Withdrawal Guarantee I, Lifetime Withdrawal Guarantee II, or Enhanced Death Benefit I rider to your contract, you may only make transfers between certain Investment Portfolios. Please refer to the sections "Purchase -- Allocation of Purchase Payments" and "Purchase -- Investment Allocation Restrictions for Certain Riders."


o If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the Investment Portfolio you chose at issue until the rider terminates. Please refer to the section "Living Benefits -- Guaranteed Minimum Accumulation Benefit."


During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.



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For transfers during the Accumulation Phase, we have reserved the right to restrict transfers to the Fixed Account if any one of the following conditions exist:


o the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate indicated in your contract; or


o your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit; we will notify you of any such maximum allocation limit); or

o  a transfer was made out of the Fixed Account within the previous 180 days.


During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed Annuity Payment option and among the Investment Portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in Good Order. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See "Other
Information -- Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or on a day when the New York Stock Exchange is not open, to be received on the next day the New York Stock Exchange is open (the next Business Day).


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (e.g., Annuitants and Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios. In addition, as described below, we monitor transfer activity in all American Funds Insurance Series(R) portfolios. We monitor transfer activity in the following portfolios (the "Monitored Portfolios"):

      Baillie Gifford International Stock Portfolio


      BlackRock High Yield Portfolio

      Brighthouse Small Cap Value Portfolio

      Brighthouse/Aberdeen Emerging Markets Equity Portfolio

      Brighthouse/Dimensional International Small Company Portfolio

      Brighthouse/Eaton Vance Floating Rate Portfolio

      Brighthouse/Templeton International Bond Portfolio

      Clarion Global Real Estate Portfolio

      Harris Oakmark International Portfolio

      Invesco Small Cap Growth Portfolio

      Loomis Sayles Global Markets Portfolio

      MetLife MSCI EAFE(R) Index Portfolio

      MetLife Russell 2000(R) Index Portfolio

      MFS(R) Research International Portfolio

      Neuberger Berman Genesis Portfolio

      VanEck Global Natural Resources Portfolio


      Western Asset Management Strategic Bond Opportunities Portfolio


We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category



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



that exceed the current Account Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER INVESTMENT PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.



Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any Investment Portfolio and there are no arrangements in place to permit any contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Investment Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the frequent transfer policies established by the Investment Portfolio.


In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in frequent trading, the Investment Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios,



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



including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.



RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Portfolios except where the portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the Accumulation Phase.


If you make an additional Purchase Payment while a Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future Purchase Payments or provide new allocation instructions with the payment, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the DCA or EDCA program. Any Purchase Payments received after the DCA or EDCA program has ended will be allocated as described in "Purchase -- Allocation of Purchase Payments."


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.


The two dollar cost averaging programs are:


1.   STANDARD DOLLAR COST AVERAGING (DCA)


This program allows you to systematically transfer a set amount each month from the Fixed Account or from the BlackRock Ultra-Short Term Bond Portfolio to any of the other available Investment Portfolio(s) you select. We provide certain exceptions from our normal Fixed Account restrictions to accommodate the dollar cost averaging program. These transfers are made on a date you select or, if you do not select a date, on the date that a Purchase Payment (including Purchase Payment Credits applied to your contract) or Account Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for Purchase Payments or Account Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month.


If you allocate an additional Purchase Payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Plus I rider, the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, the GMAB rider, or the Enhanced Death Benefit I rider.


2.   ENHANCED DOLLAR COST AVERAGING (EDCA) PROGRAM


The Enhanced Dollar Cost Averaging (EDCA) program allows you to systematically transfer amounts from a guaranteed account option, the EDCA account in the general account, to any available Investment Portfolio(s)



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



you select. Except as discussed below, only new Purchase Payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


When a subsequent Purchase Payment is allocated by you to your existing EDCA account, we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent Purchase Payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


o Each allocation (bucket) resulting from a subsequent Purchase Payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each Purchase Payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple Purchase Payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The minimum interest rate depends on the date your contract is issued, but will not be less than 1%. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any Investment Portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.


The first transfer we make under the EDCA program is the date your Purchase Payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for Purchase Payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a Business Day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the Investment Portfolios on the next Business Day. EDCA interest will not be credited on the transfer amount between the selected day and the next Business Day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, or if we receive notification of your death, and your contract was issued prior to May 1, 2005, your participation in the EDCA program will be terminated and all money remaining in your EDCA account will be transferred to the BlackRock Ultra-Short Term Bond Portfolio, unless you specify otherwise. If you decide you no longer want to participate in the EDCA program, or if we receive notification of your death, and your contract was issued on or after May 1, 2005, your participation in the EDCA program will be terminated and all money remaining in your EDCA account will be transferred to the Investment Portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


The EDCA program is not available in Oregon.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic



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



rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death. If you have selected the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, or the Enhanced Death Benefit I rider, the Fixed Account is available for automatic rebalancing. The Automatic Rebalancing Program is not available if you have selected the GMAB rider.



EXAMPLE:


   Assume that you want your initial Purchase Payment split between two Investment Portfolios. You want 40% to be in the MetLife Aggregate Bond Index Portfolio and 60% to be in the ClearBridge Aggressive Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MetLife Aggregate Bond Index Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the MetLife Aggregate Bond Index Portfolio to bring its value back to 40% and use the money to buy more units in the ClearBridge Aggressive Growth Portfolio to increase those holdings to 60%.



VOTING RIGHTS


We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract.These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to certain death benefit riders). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (i.e., during the Accumulation Phase and the Income Phase -- although death benefit charges no longer continue in the Income Phase).


MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.30% of the average daily net asset value of each Investment Portfolio. For contracts issued prior to May 1, 2003, the mortality and expense charge on an annual basis is 1.40% of the average daily net asset value of each Investment Portfolio.


This charge compensates us for mortality risks we assume, including making Annuity Payments that will not change



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



based on our actual mortality experience and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGES. If you select one of the following death benefit riders, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to the percentages below of the average daily net asset value of each Investment Portfolio:



       Annual Step-Up Death Benefit            0.20%
       Compounded-Plus Death Benefit           0.35%*
       Additional Death Benefit -- Earnings
          Preservation Benefit                 0.25%

*For contracts issued prior to May 1, 2003, the percentage charge for the Compounded-Plus Death Benefit is 0.15% of the average daily net asset value of each Investment Portfolio.


Please check with your registered representative regarding which death benefits are available in your state.


If you select the Enhanced Death Benefit I, and you are age 69 or younger at issue, we will assess a charge during the Accumulation Phase equal to 0.75% of the Death Benefit Base. If you are age 70-75 at issue, we will assess a charge during the Accumulation Phase equal to 0.95% of the Death Benefit Base (see "Death Benefit -- Optional Death Benefit -- Enhanced Death Benefit I" for a discussion of how the Death Benefit Base is determined).


If your Death Benefit Base is increased due to an Optional Step-Up, we may reset the Enhanced Death Benefit I charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up. Starting with the first contract anniversary, the charge is assessed for the prior Contract Year at each contract anniversary before any Optional Step-Up.


If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the Enhanced Death Benefit I charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/

Annuitant, or the assignment. If the Enhanced Death Benefit I rider is terminated because the contract is terminated; because the death benefit amount is determined; or because there are insufficient funds to deduct the rider charge from the Account Value, no Enhanced Death Benefit I charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect.


The Enhanced Death Benefit I charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


For contracts issued from February 24, 2009 through May 1, 2009, the percentage charge for the Enhanced Death Benefit I is 0.65% of the Death Benefit Base if you were age 69 or younger at issue and 0.90% of the Death Benefit Base if you were age 70-75 at issue.


For contracts issued on or before February 23, 2009, the percentage charge for the Enhanced Death Benefit I is 0.65% of the Death Benefit Base if you were age 69 or younger at issue and 0.85% of the Death Benefit Base if you were age 70-75 at issue.



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



For contracts issued on or before May 1, 2009, if you elected both the Enhanced Death Benefit I rider and the GMIB Plus II rider (described below), the percentage charge for the Enhanced Death Benefit I is reduced by 0.05%. If you elected both the Enhanced Death Benefit I rider and the GMIB Plus II rider, and only the GMIB Plus II rider has terminated, the 0.05% reduction will continue to apply.


ACCOUNT FEE


During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior Contract Year if your Account Value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.


GUARANTEED MINIMUM INCOME

BENEFIT -- RIDER CHARGE


We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are four different versions of the GMIB under this contract: GMIB Plus II, GMIB Plus I, GMIB II, and GMIB I.


If you select a GMIB rider, we assess a charge during the Accumulation Phase equal to a percentage of the Income Base at the time the rider charge is assessed. (See "Living Benefits -- Guaranteed Income Benefits" for a description of how the Income Base is determined.) The percentage charges for each version of the GMIB rider are listed below.


The GMIB rider charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary, up to and including the anniversary on or immediately preceding the date the rider is exercised.


If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment.


If a GMIB rider is terminated for the following reasons, no GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect:


o the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract);


o because it is the 30th day following the contract anniversary prior to the Owner's 86th birthday (for GMIB I, GMIB II, or GMIB Plus I) or 91st birthday (for GMIB Plus II); or


o the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I and GMIB Plus II).


The GMIB rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/

account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


For versions of the GMIB rider with an Optional Step-Up feature (GMIB Plus II) or Optional Reset feature (GMIB Plus I), the rider charge is assessed on the Income Base prior to any Optional Step-Up or Optional Reset. (See "Living Benefits -- Guaranteed Income Benefits" for information on Optional Step-Ups.)


We reserve the right to increase the rider charge upon an Optional Step-Up or Optional Reset, up to a rate that does not exceed the lower of: (a) 1.50% of the Income Base (the Maximum Optional Step-Up or Optional Reset Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up or Optional Reset. The increased rider charge will apply after the contract anniversary on which the Optional Step-Up or Optional Reset occurs. (See below for certain versions of the GMIB Plus II and GMIB Plus I riders for which we are currently increasing the rider charge upon an Optional Step-Up or Optional Reset on a contract anniversary occurring on July 1, 2012 or later.)



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



If you selected the GMIB Plus II rider with a contract issued on or before February 23, 2009, the rider charge is 0.80% of the Income Base. If you selected the GMIB Plus II rider with a contract issued on or after February 24, 2009, the rider charge is 1.00% of the Income Base. For contracts issued with the version of the GMIB Plus II rider with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.


If you selected the GMIB Plus I with a contract issued on or before February 23, 2007, the rider charge is 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the contract anniversary on which the Optional Reset occurs.


If you selected the GMIB Plus I with a contract issued on and after February 26, 2007, the rider charge is 0.80% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the contract anniversary on which the Optional Reset occurs.


If you selected the GMIB II rider or the GMIB I rider, the rider charge is 0.50% of the Income Base. For contracts issued from May 1, 2003 and on or before April 29, 2005 for which the GMIB II or GMIB I was elected, the rider charge is reduced to 0.45% of the Income Base if you elected either the optional Annual Step-Up Death Benefit or the Compounded-Plus Death Benefit. (See "Death Benefit.") For contracts issued on and after May 2, 2005, the rider charge is not reduced if you elected either the optional Annual Step-Up Death Benefit or the Compounded-Plus Death Benefit. For contracts issued prior to February 15, 2003, the GMIB I rider charge equals 0.35% of the Income Base.


LIFETIME WITHDRAWAL GUARANTEE AND GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE


There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit (GWB) rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders).


If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The percentage charges for each version of the LWG and GWB riders are listed below.


For the Lifetime Withdrawal Guarantee riders, the charge is a percentage of the Total Guaranteed Withdrawal Amount (see "Living Benefits -- Guaranteed Withdrawal Benefits -- Description of the Lifetime Withdrawal Guarantee II" and "Description of the Lifetime Withdrawal Guarantee I") on the contract anniversary, after applying the Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.


For the Guaranteed Withdrawal Benefit riders, the charge is a percentage of the Guaranteed Withdrawal Amount (see "Living Benefits -- Guaranteed Withdrawal Benefits -- Description of the Enhanced Guaranteed Withdrawal Benefit") on the contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. (See "Living Benefits -- Guaranteed Withdrawal Benefits -- Description of the Enhanced Guaranteed Withdrawal Benefit" and "Description of the Guaranteed Withdrawal Benefit I" for information on Optional Resets.)


If you: make a full withdrawal (surrender) of your Account Value; you apply all of your Account Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.


If a Lifetime Withdrawal Guarantee rider or Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitants (if the Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee rider or Enhanced GWB rider is cancelled pursuant to the cancellation provisions of each rider, no rider charge will be assessed based on the period from the most recent contract anniversary to the date the termination takes effect.



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The Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit rider charges are deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


Lifetime Withdrawal Guarantee Riders -- Automatic Annual Step-Up. We reserve the right to increase the Lifetime Withdrawal Guarantee rider charge upon an Automatic Annual Step-Up. The increased rider charge will apply after the contract anniversary on which the Automatic Annual Step-Up occurs.


If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.


o For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version.


o For contracts issued with the Lifetime Withdrawal Guarantee II rider on or before February 23, 2009, the Maximum Automatic Annual Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version.


o For contracts issued with the Lifetime Withdrawal Guarantee I rider, the Maximum Automatic Annual Step-Up Charge is 0.95% for the Single Life version and 1.40% for the Joint Life version.


(See below for certain versions of the Lifetime Withdrawal Guarantee riders for which we are currently increasing the rider charge upon an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later.)


Lifetime Withdrawal Guarantee Riders -- Rider Charges. For contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the rider charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.


For contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the rider charge is 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.


The rider charge for the Lifetime Withdrawal Guarantee I is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.


Guaranteed Withdrawal Benefit Riders -- Optional Reset. We reserve the right to increase the Guaranteed Withdrawal Benefit rider charge upon an Optional Reset. The increased rider charge will apply after the contract anniversary on which the Optional Reset occurs.


o If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.


o If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or before July 13, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more



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



     than a maximum of 0.95% of the Guaranteed Withdrawal Amount.


o If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.


Guaranteed Withdrawal Benefit Riders -- Rider Charges. For contracts issued with the Enhanced GWB rider on or after July 16, 2007, the rider charge is 0.55% of the Guaranteed Withdrawal Amount.


For contracts issued with the Enhanced GWB rider on or before July 13, 2007, the rider charge is 0.50% of the Guaranteed Withdrawal Amount.


The rider charge for the GWB I is 0.50% of the Guaranteed Withdrawal Amount.


GUARANTEED MINIMUM ACCUMULATION

BENEFIT -- RIDER CHARGE


If you elected the GMAB, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see "Living
Benefits -- Guaranteed Minimum Accumulation Benefit") at the end of the prior Contract Year. The GMAB rider charge is deducted from your Account Value pro rata from the Investment Portfolio and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by cancelling Accumulation Units from the Separate Account. If you make a full withdrawal (surrender) of your Account Value or you apply your Account Value to an Annuity Option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.


WITHDRAWAL CHARGE


We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a withdrawal charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:


1. Earnings in your contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); then


2. The free withdrawal amount described below (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then


3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:



Number of Complete Years from         Withdrawal Charge
Receipt of Purchase Payment        (% of Purchase Payment)
-------------------------------   ------------------------
  0                                          8
  1                                          8
  2                                          8
  3                                          7
  4                                          6
  5                                          5
  6                                          4
  7                                          3
  8                                          2
  9 and thereafter                           0

For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient. If the remaining Account Value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the Account Value is smaller than the total of all Purchase Payments, the withdrawal charge only applies up to the Account Value.


We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE



NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your Joint Owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the Annuity Date. There is no charge for this rider. This rider is not available in Massachusetts.


TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your Joint Owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). This waiver terminates on the Annuity Date. There is no charge for this rider. This rider is not available in Massachusetts.



For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for Owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.


PREMIUM AND OTHER TAXES


We reserve the right to deduct from Purchase Payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.




5.   ANNUITY PAYMENTS

     (THE INCOME PHASE)

ANNUITY DATE



Under the contract you can receive regular income payments (referred to as Annuity Payments). You can choose the month and year in which those payments begin. We call that date the Annuity Date. Your Annuity Date must be at least 30 days after we issue the contract and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date.



When you purchase the contract, the Annuity Date will be the first day of the calendar month after the Annuitant's 90th birthday. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures).



PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOUR BENEFICIARY (OR BENEFICIARIES) IS INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT RIDER SUCH AS A GUARANTEED MINIMUM INCOME BENEFIT, A GUARANTEED WITHDRAWAL BENEFIT, OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE RIDER AND ANY GUARANTEED PRINCIPAL ADJUSTMENT (FOR THE GUARANTEED MINIMUM INCOME BENEFIT PLUS OR LIFETIME WITHDRAWAL GUARANTEE RIDERS) OR GUARANTEED ACCUMULATION PAYMENT (FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER) THAT MAY ALSO BE PROVIDED BY THE RIDER.



ANNUITY PAYMENTS


You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.


During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:


o  fixed Annuity Payments, or


o  variable Annuity Payments, or


o  a combination of both.


If you don't tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.


If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3) the Annuity Option elected.


Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days' notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.


Your variable Annuity Payment is based on Annuity Units. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see "Variable Annuity Payments" below.)

When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.


A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments.


If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. Please refer to the "Annuity Provisions" section of the Statement of Additional Information for more information.


Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those Annuity Options. You can change your Annuity Option at any time before the Annuity Date with 30 days' notice to us.


If you do not choose an Annuity Option, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.


You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option.


If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.


OPTION 1. LIFE ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant's death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity Payments if the Annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.


A commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) is available under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.


There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (i.e., an Annuity Payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")


Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.


Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.


In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts.


In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if Annuity Payments have already begun, the death benefit would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS


The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.


The dollar amount of variable Annuity Payments after the first payment is determined as follows:


o The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the Investment Portfolios will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Portfolio to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.

o The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.


o The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.


ANNUITY UNIT. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.


FIXED ANNUITY PAYMENTS


The Adjusted Contract Value (defined above under "Variable Annuity Payments") is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option. Current Annuity Option rates for this class of contract may be lower than rates for other contracts without a Purchase Payment Credit.




6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, or certain Annuity Options upon the death of the last surviving Annuitant, your Beneficiary) can have access to the money in your contract:


(1) by making a withdrawal (either a partial or a complete withdrawal);


(2) by electing to receive Annuity Payments;


(3) when a death benefit is paid to your Beneficiary; or


(4) under certain Annuity Options described under "Annuity Payments (The Income Phase) -- Annuity Options" that provide for continuing Annuity Payments or a cash refund to your Beneficiary upon the death of the last surviving Annuitant.


Under most circumstances, withdrawals can only be made during the Accumulation Phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.") If you own an annuity contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider if your contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances.


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:


o  less any applicable withdrawal charge;


o  less any premium or other tax;


o  less any account fee; and

o less any applicable pro rata GMIB, GWB, GMAB or Enhanced Death Benefit rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the Fixed Account, the EDCA account and the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio, Fixed Account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal. (See "Purchase -- Termination for Low Account Value" for more information.)



We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (i.e., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your Account Value:


o You must submit a request to our Annuity Service Center. (See "Other Information -- Requests and Elections.")


o If you would like to have the withdrawal charge waived under the Nursing Home or Hospital Confinement Rider or the Terminal Illness Rider, you must provide satisfactory evidence of confinement to a nursing home or hospital or terminal illness. (See "Expenses -- Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).



o We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death; provided, however, that you may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for the purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the accumulation unit value calculated as of, the Annuity Date. Your request must be received at our Annuity Service Center on or before the Annuity Date.



There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Expenses -- Withdrawal Charge," if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the "Living Benefits" and "Death Benefit" sections. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.



INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.




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



SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.


We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS


We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider.We have offered three types of living benefit riders -- guaranteed income benefits, guaranteed withdrawal benefits, and a guaranteed asset accumulation benefit:


Guaranteed Income Benefits
--------------------------


o  Guaranteed Minimum Income Benefit Plus (GMIB Plus I and GMIB Plus II)


o  Guaranteed Minimum Income Benefit (GMIB I and GMIB II)


Our guaranteed income benefit riders are designed to allow you to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed Annuity Payments if you elect the Income Phase. The fixed Annuity Payment amount is guaranteed regardless of investment performance or the actual Account Value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.


Guaranteed Withdrawal Benefits
------------------------------


o  Lifetime Withdrawal Guarantee (LWG I and LWG II)


o  Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)


o  Guaranteed Withdrawal Benefit I (GWB I)


The GWB riders are designed to guarantee that at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.


With the LWG riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even after the entire amount of Purchase Payments has been returned.


Guaranteed Asset Accumulation Benefit
-------------------------------------


On and before May 1, 2009, we offered the Guaranteed Minimum Accumulation Benefit (GMAB). The GMAB is designed to guarantee that your Account Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted Investment Portfolios you selected at contract issue.


GUARANTEED INCOME BENEFITS


At the time you buy the contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. Each version of these riders is designed to guarantee a predictable, minimum level of fixed Annuity Payments, regardless of the investment performance of your Account Value during the Accumulation Phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the Accumulation Phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


There are four different versions of the GMIB under this contract: GMIB Plus II, GMIB Plus I, GMIB II, and GMIB I.


There may be versions of each rider that vary by issue date and state availability. In addition, a version of a rider may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.


You may not have this benefit and a GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.


FACTS ABOUT GUARANTEED INCOME BENEFIT RIDERS


INCOME BASE AND GMIB ANNUITY PAYMENTS. Under the GMIB, we calculate an "Income Base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the contract.IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly Annuity Payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).


THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus II in contracts issued on and after May 4, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. For GMIB Plus II in contracts issued from February 24, 2009 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. For GMIB Plus II in contracts issued on or before February 23, 2009, and for GMIB Plus I, GMIB II and GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and (where permitted by state law) your sex. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB rider, your Annuity Payments will be the greater of:


o the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or


o the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")



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



If you choose not to receive Annuity Payments as guaranteed under the GMIB, you may elect any of the Annuity Options available under the contract.


OWNERSHIP. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB Annuity Payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the Owner, older Joint Owner or the Annuitant, if the Owner is a non-natural person.


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


GMIB AND DECEDENT CONTRACTS. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase a GMIB rider.


GMIB PLUS I, GMIB PLUS II, GMIB I, GMIB II AND QUALIFIED CONTRACTS. The GMIB Plus I, GMIB Plus II, GMIB I, and GMIB II riders may have limited usefulness in connection with a Qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and for GMIB Plus I and GMIB Plus II, after an Optional Step-Up or Reset) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract during the 10-year waiting period will have the effect of reducing the Income Base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of Annuity Payments under the rider. You should consult your tax adviser prior to electing one of these riders.


(See Appendix D for examples of the GMIB.)


DESCRIPTION OF GMIB PLUS II


In states where approved, the GMIB Plus II rider is available only for Owners up through age 78, and you can only elect the GMIB Plus II at the time you purchase the contract. THE GMIB PLUS II MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.


INCOME BASE. The Income Base is the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).


(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial Purchase Payment. (For these purposes, all Purchase Payments credited within 120 days of the date we issued the contract will be treated as if they were received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


      (i) is Purchase Payments accumulated at the annual increase rate from the date the Purchase Payment is made. The annual increase rate is 5% per year through the contract anniversary prior to the Owner's 91st birthday and 0% thereafter; and


      (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:


             (1) The withdrawal adjustment for each withdrawal in a Contract Year is the value of



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



                  the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or


             (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.


(See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)


In determining the GMIB Plus II annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base. For purposes of calculating the Income Base, Purchase Payment Credits are not included.


OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE GMIB PLUS II RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.


An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your contract has both the GMIB Plus II rider and the Enhanced Death Benefit I rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described above, on one or both riders.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the GMIB Plus II rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.



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



The Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;


(2) resets the GMIB Plus II waiting period to the tenth contract anniversary following the date the Optional Step-Up took effect; and


(3) may reset the GMIB Plus II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.


On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the GMIB Plus II, there are certain investment allocation restrictions. (See "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I.") If you elect the GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the GMIB Plus II rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I."


GUARANTEED PRINCIPAL OPTION. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.


By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments.The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is Purchase Payments credited within 120 days of the date we issued the contract(reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.


For purposes of calculating the Guaranteed Principal Adjustment, Purchase Payment Credits are not included.


The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE



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



GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMIB Plus II for this feature.


The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS II RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue. If you only elected the GMIB Plus II, the investment allocation restrictions and any subsequent Purchase Payment restrictions described above will no longer apply. If you elected both the GMIB Plus II and the Enhanced Death Benefit I, the Enhanced Death Benefit I investment allocation restrictions and any subsequent Purchase Payment restrictions described in "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I" will continue to apply.


The Guaranteed Principal Option is not available in the state of Washington.


EXERCISING THE GMIB PLUS II RIDER. If you exercise the GMIB Plus II, you must elect to receive Annuity Payments under one of the following fixed Annuity
Options:


(1) Life annuity with 5 years of Annuity Payments guaranteed.


(2) Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants, who are not spouses, is greater than 10 years. (See "Annuity Payments (The Income Phase).")


These options are described in the contract and the GMIB Plus II rider.


The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus II. As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and (where permitted by law) your sex. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age
85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB Plus II, your Annuity Payments will be the greater of:


o the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or


o the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS II PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.


If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see
"Purchase -- Termination for Low Account Value"), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


ENHANCED PAYOUT RATES. The GMIB payout rates are enhanced under the following circumstances. If:


o  you take no withdrawals prior to age 62;


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



o your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and


o the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;


then the annual Annuity Payments under the GMIB Plus II rider will equal or exceed 5.5% of the Income Base (calculated on the date the payments are determined).


Alternatively, if:


o  you take no withdrawals prior to age 60;


o your Account Value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an Income Base remaining; and


o the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;


then the annual Annuity Payments under the GMIB Plus II rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).


If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the contract, the spouse may elect to continue the contract and the GMIB Plus II rider. If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 60 and subsequently died, if that Owner's spouse continued the contract and the GMIB Plus II rider, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 60 at the time the contract was continued. If the spouse elects to continue the contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.


If you choose not to receive Annuity Payments as guaranteed under the GMIB Plus II, you may elect any of the Annuity Options available under the contract.


TERMINATING THE GMIB PLUS II RIDER. Except as otherwise provided in the GMIB Plus II rider, the GMIB Plus II will terminate upon the earliest of:


      a) The 30th day following the contract anniversary prior to your 91st birthday;


      b) The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);


      c) The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);


      d) Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;


      e) A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


      f) The effective date of the Guaranteed Principal Option; or


      g) The date you assign your contract (a pro rata portion of the rider charge will be assessed).


If an Owner or Joint Owner dies and:


o the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and


o before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse's 91st birthday);


we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.


Under our current administrative procedures, we will waive the termination of the GMIB Plus II rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit



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



on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


When the GMIB Plus II rider terminates, the corresponding GMIB Plus II rider charge terminates and the GMIB Plus II investment allocation restrictions and any subsequent Purchase Payment restrictions no longer apply. If you elected both the GMIB Plus II and EDB I riders, the EDB I investment allocation restrictions and any subsequent Purchase Payment restrictions described in "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I" will continue to apply.


For contracts issued with the GMIB Plus II rider from February 24, 2009 through
-------------------------------------------------------------------------------
May 1, 2009, the following differences apply:
-----------


(1) The annual increase rate is 6% through the contract anniversary immediately prior to your 91st birthday, and 0% per year thereafter.

(2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.

(3) The fixed Annuity Options are the single life annuity with 10 years of Annuity Payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the joint and last survivor annuity with 10 years of Annuity Payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint Annuitants is greater than 10 years; this limitation only applies to joint Annuitants who are not spouses).

(4)   Different investment allocation restrictions apply. (See
      "Purchase -- Investment Allocation Restrictions for Certain Riders.")

(5) If your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the contract anniversary on which the Optional Step-Up occurs.

(6) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum.

(7) The GMIB payout rates are enhanced to be at least (a) 6% of the Income Base (calculated on the date the payments are determined) in the event:
      (i) you take no withdrawals prior to age 62; (ii) your Account Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an Income Base remaining; and (iii) the Annuity Option you select is the single life annuity with 10 years of Annuity Payments guaranteed, or (b) 5% of the Income Base (calculated on the date the payments are determined) if: (i) you take no withdrawals prior to age 60;
      (ii) your Account Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the Annuity Option you select is the single life annuity with 10 years of Annuity Payments guaranteed.

For contracts issued with the GMIB Plus II rider on or before February 23,
--------------------------------------------------------------------------
2009, differences (1) through (5) above apply, and the following replaces
----
differences (6) and (7):

(6) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum.

(7) The GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60; (ii) your Account Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the Annuity Option you select is the single life annuity with 10 years of Annuity Payments guaranteed.


(See Appendix D for examples illustrating the operation of the GMIB Plus II.)

DESCRIPTION OF GMIB PLUS I


In states where approved, the GMIB Plus I is available only for Owners up through age 75, and you can only elect GMIB Plus I at the time you purchase the contract. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary on or following the Owner's 85th birthday.


GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:


(1) The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the contract anniversary on or following the Owner's 85th birthday and 0% thereafter.


(2) An "Optional Step-Up" under the GMIB Plus II rider is referred to as an "Optional Reset" under the GMIB Plus I rider. An Optional Reset is permitted only if: (a) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (b) the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.


(3) If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the contract anniversary on which the Optional Reset occurs.


(4) The Guaranteed Principal Option may be exercised on each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 86th birthday.


(5) We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of contract. We are waiving this right with respect to purchasers of the contract offered by this prospectus who elect or have elected the GMIB Plus I rider and will allow Optional Resets by those purchasers even if this benefit is no longer offered for this class of contract.


(6) The fixed Annuity Options are the single life annuity with 10 years of Annuity Payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of Annuity Payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint Annuitants is greater than 10 years; this limitation only applies to joint Annuitants who are not spouses).


(7) Termination provision g) above does not apply, and the following replaces termination provision a), above:


      The 30th day following the contract anniversary on or following your 85th birthday.


      and the following replaces termination provision d), above:


      Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract.


      If an Owner or Joint Owner dies and:



   o the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and


   o before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse's 85th birthday);


      we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.


(8) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum.


(9) If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60;
       (ii) your Account Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and
       (iii) the Annuity Option you select is the single life annuity with 10 years of Annuity Payments guaranteed.

(10) If you elect the GMIB Plus I, you are limited to allocating your Purchase Payments and Account Value among the Fixed Account and the following Investment Portfolios:


    (a)        the AB Global Dynamic Allocation Portfolio

    (b)        the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

    (c)        the American Funds(R) Balanced Allocation Portfolio

    (d)        the American Funds(R) Growth Allocation Portfolio

    (e)        the American Funds(R) Moderate Allocation Portfolio

    (f)        the AQR Global Risk Balanced Portfolio


    (g)        the BlackRock Global Tactical Strategies Portfolio

    (h)        the BlackRock Ultra-Short Term Bond Portfolio

    (i)        the Brighthouse Asset Allocation 20 Portfolio

    (j)        the Brighthouse Asset Allocation 40 Portfolio

    (k)        the Brighthouse Asset Allocation 60 Portfolio

    (l)        the Brighthouse Asset Allocation 80 Portfolio

    (m)        the Brighthouse Balanced Plus Portfolio

    (n)        the Invesco Balanced-Risk Allocation Portfolio

    (o)        the JPMorgan Global Active Allocation Portfolio

    (p)        the MetLife Aggregate Bond Index Portfolio


    (q)        the MetLife Multi-Index Targeted Risk Portfolio

    (r)        the PanAgora Global Diversified Risk Portfolio

    (s)        the Pyramis(R) Government Income Portfolio

    (t)        the Pyramis(R) Managed Risk Portfolio

    (u)        the Schroders Global Multi-Asset Portfolio

    (v)        the SSGA Growth and Income ETF Portfolio

    (w)        the SSGA Growth ETF Portfolio

If you elect the GMIB Plus I, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are one or more of the above-listed Investment Portfolios.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the GMIB Plus I rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


For contracts issued before July 16, 2007, the enhanced GMIB payout rates
-----------------------------------------
described in item (9) above will not be applied.


For contracts issued before February 26, 2007, we offered a version of the GMIB
---------------------------------------------
Plus I that is no longer available. Under this prior version, when we calculate the Annual Increase Amount: (1) the annual increase rate is 5% per year through the contract anniversary on or following the Owner's 85th birthday; and (2) the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals in such Contract Year, provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year. The rider charge for this prior version of the GMIB Plus I is 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the contract anniversary on which the Optional Reset occurs.

For contracts issued before February 27, 2006, you may elect an Optional Reset
---------------------------------------------
under the GMIB Plus I as described above, except that: 1) you may elect an Optional Reset on any contract anniversary only on or after the third contract anniversary, and you may then elect an Optional Reset at any subsequent contract anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the Automatic Annual Step-Up feature is not available. By endorsement, we have enhanced your contract to change the frequency of the Optional Resets from every third contract anniversary to every contract anniversary. You will also be able to elect Automatic Annual Step-Ups, as described above. The rider charge for this prior version of the GMIB Plus I is 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the contract anniversary on which the Optional Reset occurs.

DESCRIPTION OF GMIB II


In states where approved, GMIB II was available only for Owners up through age 75, and you could only elect GMIB II at the time you purchased the contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30-day period following the contract anniversary on or following the Owner's 85th birthday.


GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:


(1) The rider charge for GMIB II is lower (see "Expenses -- Guaranteed Minimum Income Benefit -- Rider Charge").


(2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:


      a. the annual increase rate is 5% per year through the contract anniversary on or following the Owner's 85th birthday and 0% thereafter, and


      b. the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first Contract Year.


(3) There is no Guaranteed Principal Option.


(4) There is no Optional Step-Up feature.


(5) The fixed Annuity Options are the single life annuity with 10 years of Annuity Payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of Annuity Payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint Annuitants is greater than 10 years; this limitation only applies to joint Annuitants who are not spouses).


(6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum and GMIB payout rates are not enhanced.


(7) The following replaces termination provision a), above:


      The 30th day following the contract anniversary on or following your 85th birthday.


(8) The following replaces termination provision d), above:


      Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract.


(9) If an Owner or Joint Owner dies and:



   o the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and


   o before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse's 85th birthday);


      we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.


(10) The following replaces termination provision e), above:


      A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract.


(11) Termination provisions f) and g), above, do not apply.


(12) There are no limitations to how you may allocate your Purchase Payments and Account Value among the Investment Portfolios, and you may participate in the Dollar Cost Averaging (DCA) program.


(13) Subsequent Purchase Payments are not currently restricted under the GMIB II rider.


(See Appendix D for examples illustrating the operation of GMIB II.)

DESCRIPTION OF GMIB I


In states where approved, you could only elect the GMIB I rider at the time you purchased the contract and if you were age 75 or less. Once elected, the rider cannot be terminated except as described below. GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a contract anniversary.


GMIB I is identical to GMIB II, with the following exceptions:


(1) The GMIB I Income Base is calculated as described above for GMIB Plus II, except that:


      a) Withdrawals may be payable as you direct without affecting the withdrawal adjustments;


      b) The annual increase rate is 6% per year through the contract anniversary immediately prior to the Owner's 81st birthday and 0% thereafter; and


      c) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.


(2) The following replaces termination provision d), above:


      Death of the Owner or death of the Annuitant if a non-natural person owns the contract.


(3) If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see "Purchase -- Termination for Low Account Value"), or your contract lapses, the GMIB I rider terminates (even if there remains any Income
       Base) and no payments will be made under the rider.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the GMIB I rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the contract. (See "Death Benefit -- General Death Benefit Provisions.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the contract offered by this prospectus who have elected GMIB I.


GUARANTEED WITHDRAWAL BENEFITS


We offer optional guaranteed withdrawal benefit riders for an additional charge. There are four different versions of the GWB under this contract:
Lifetime Withdrawal Guarantee II (LWG II), Lifetime Withdrawal Guarantee I (LWG
I), Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB), and Guaranteed Withdrawal Benefit I (GWB I).


There may be versions of each rider that vary by issue date and state availability. In addition, a version of a rider may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.


Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the Purchase Payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee riders guarantee income for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even after the entire amount of Purchase Payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)


If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the contract, prior to age 81. You may not have this benefit and another living benefit (GMIB or GMAB) or the Enhanced Death Benefit I rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS


MANAGING WITHDRAWALS. The rider guarantees may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Value or minimum return for any Investment Portfolio. THE BENEFIT BASE (AS DESCRIBED BELOW) UNDER THE ENHANCED GWB AND GWB I, AND THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (AS DESCRIBED BELOW) UNDER THE LIFETIME WITHDRAWAL GUARANTEE, CANNOT BE TAKEN AS A LUMP SUM. (However, if you cancel the Lifetime Withdrawal Guarantee riders after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Value to the Purchase Payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee
II -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of Purchase Payments that exceed the free withdrawal amount. (See "Expenses -- Withdrawal Charge.")


IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GUARANTEED WITHDRAWAL BENEFIT RIDERS GUARANTEE THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT FOR THE ENHANCED GWB AND GWB I OR THE INITIAL TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT FOR THE ENHANCED GWB AND GWB I OR THE TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS UNTIL TERMINATION OF THE RIDER.


For purposes of calculating the Guaranteed Withdrawal Amount for the Enhanced GWB and GWB I or the Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders, Purchase Payment Credits are not included.


RIDER CHARGES. If a Lifetime Withdrawal Guarantee rider is in effect, we will continue to assess the Lifetime Withdrawal Guarantee rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Enhanced GWB or GWB I rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base, as described below, equals zero.


WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from Purchase Payments of up to 8% of Purchase Payments taken in the first nine years following receipt of the applicable Purchase Payment. (See
"Expenses -- Withdrawal Charge -- Free Withdrawal Amount" and "Access to Your Money -- Systematic Withdrawal Program.")


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE FOR THE ENHANCED GWB AND GWB I OR THE REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDERS AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE OR REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.


LIFETIME WITHDRAWAL GUARANTEE, GWB, AND DECEDENT CONTRACTS. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase the Lifetime Withdrawal Guarantee rider.

If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase the Enhanced GWB or GWB I rider.


(See Appendix E for examples of the GWB riders.)


DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II


TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional Purchase Payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional Purchase Payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charges) reduces the Account Value. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Owner or older Joint Owner (or the Annuitant if the Owner is a non-natural person) is age 59 1/2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the Lifetime Withdrawal Guarantee (see "Additional Information" below).


7.25% COMPOUNDING INCOME AMOUNT. On each contract anniversary until the earlier of: (a) the date of the second withdrawal from the contract or (b) the tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.


AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the Owner's 91st birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up:


o resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;


o resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older); and


o may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.


For contracts issued on or before February 23, 2009, the maximum charge upon an
---------------------------------------------------
Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make Purchase Payments that would cause your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.


For contracts issued on or before February 23, 2009, if your Total Guaranteed
---------------------------------------------------
Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.


ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older).


IT IS IMPORTANT TO NOTE:


o If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your Purchase Payments even if your Account Value declines to zero due to market performance, so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.



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o  If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even if your Remaining Guaranteed Withdrawal Amount and/or Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation). Therefore, you will be guaranteed income for life.


o If you take your first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older, your Annual Benefit payment will be set equal to a 6% Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount.


o IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 7.25% COMPOUNDING INCOME AMOUNT ONCE YOU MAKE YOUR SECOND WITHDRAWAL. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


o You have the option of receiving withdrawals under the LWG II rider or receiving payments under an annuity income option. You should consult with your registered representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization. (See "Lifetime Withdrawal Guarantee and Annuitization" below.)


MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE (6% WITHDRAWAL RATE IF YOU MAKE YOUR FIRST WITHDRAWAL DURING A CONTRACT YEAR IN WHICH THE OWNER (OR OLDER JOINT OWNER, OR ANNUITANT IF THE OWNER IS A NON-NATURAL PERSON) ATTAINS OR WILL ATTAIN AGE 76 OR OLDER).


IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.


IF YOU TAKE AN EXCESS WITHDRAWAL IN A CONTRACT YEAR, YOU MAY BE ABLE TO REDUCE THE IMPACT OF THE EXCESS WITHDRAWAL ON YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT BY MAKING TWO SEPARATE WITHDRAWALS (ON DIFFERENT DAYS) INSTEAD OF A SINGLE WITHDRAWAL.



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The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Appendix E, "A. Lifetime Withdrawal Guarantee - 2. When Withdrawals Do Exceed the Annual Benefit Payment - a. Lifetime Withdrawal Guarantee II - Proportionate Reduction."


You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76 or older), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section

401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual

Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit

Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE
                                                              ----
AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I" above. If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the LWG II rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I."


JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). (See "Automatic Annual Step-Up" above.) Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the contract, and the Owner (or older Joint Owner) must be age 80 or younger. Under the Joint Life version, when the Owner of the contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit -- Spousal Continuation.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the contract, the



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spouse will receive the Annual Benefit Payment each year until the Remaining
Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the contract Owner died (or before the first Joint Owner died), the Withdrawal Rate upon continuation of the contract and LWG II rider by the spouse will be based on the age of the contract Owner, or older Joint Owner, at the time the first withdrawal was taken (see "Annual Benefit Payment" above).


In situations in which a trust is both the Owner and Beneficiary of the contract, the Joint Life version of the LWG II would not apply.


For contracts issued on or before February 23, 2009, the current charge for the
---------------------------------------------------
Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%). (See "Automatic Annual Step-Up" above.)


CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the contract anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I" will no longer apply. The variable annuity contract, however, will continue.


If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:


(a) is Purchase Payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and


(b) is the Account Value on the date of cancellation.


The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. The Guaranteed Principal Adjustment will never be less than zero.


Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making Purchase Payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.


TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:


(1) the date of a full withdrawal of the Account Value (you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met) (a pro rata portion of the rider charge will be assessed);


(2) the date all of the Account Value is applied to an Annuity Option (a pro rata portion of the rider charge will be assessed);


(3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Account Value and your contract is thereby terminated (whatever Account Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);



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(4) death of the Owner or Joint Owner (or the Annuitant if the Owner is a
       non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;


(5) change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


(6) the effective date of the cancellation of the rider;


(7) termination of the contract to which the rider is attached, other than due to death (a pro rata portion of the rider charge will be assessed); or


(8) the date you assign your contract (a pro rata portion of the rider charge will be assessed).


Under our current administrative procedures, we will waive the termination of the LWG II rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.


ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total Purchase Payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.


Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the LWG II rider charge; or (3) the contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract, you may not make additional Purchase Payments under the contract.



                                       64

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LIFETIME WITHDRAWAL GUARANTEE AND ANNUITIZATION. Since the Annuity Date at the
time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see "Annuity Payments (The Income Phase)"), or you must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II rider, depending on the applicable annuity option rates and your Account Value on the Annuity Date.


If you annuitize at the latest date permitted, you must elect one of the following options:


(1) Annuitize the Account Value under the contract's annuity provisions.


(2) If you took withdrawals before age 59 1/2, and therefore you are not eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.


(3) If you are eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until your death (or the later of you and your spousal Beneficiary's death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.


If you do not select an Annuity Option or elect to receive payments under the LWG II rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the LWG II rider.


DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I


The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.


TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value.


COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, we
-----
increase the Total Guaranteed Withdrawal



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Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5%

multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed

Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal

Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the

Contract Year to determine the amount subject to the increase. On the other hand, if you elect the LWG II rider, on each contract anniversary until the earlier of: (a) the date of the second withdrawal from the contract or (b) the
                                ------
tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.


ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (there is no 6% Withdrawal Rate for taking later withdrawals).


AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each contract anniversary prior to the Owner's 86th birthday.


TERMINATION. Termination provision (8) under "Termination of the Lifetime Withdrawal Guarantee II Rider" does not apply to the Lifetime Withdrawal Guarantee I rider.


RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Expenses -- Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit -- Rider Charge").


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your Purchase Payments and Account Value among the Fixed Account and the following Investment Portfolios:


   (a)        the AB Global Dynamic Allocation Portfolio

   (b)        the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

   (c)        the American Funds(R) Balanced Allocation Portfolio

   (d)        the American Funds(R) Growth Allocation Portfolio

   (e)        the American Funds(R) Moderate Allocation Portfolio

   (f)        the AQR Global Risk Balanced Portfolio


   (g)        the BlackRock Global Tactical Strategies Portfolio

   (h)        the BlackRock Ultra-Short Term Bond Portfolio

   (i)        the Brighthouse Asset Allocation 20 Portfolio

   (j)        the Brighthouse Asset Allocation 40 Portfolio

   (k)        the Brighthouse Asset Allocation 60 Portfolio

   (l)        the Brighthouse Asset Allocation 80 Portfolio

   (m)        the Brighthouse Balanced Plus Portfolio

   (n)        the Invesco Balanced-Risk Allocation Portfolio

   (o)        the JPMorgan Global Active Allocation Portfolio

   (p)        the MetLife Aggregate Bond Index Portfolio


   (q)        the MetLife Multi-Index Targeted Risk Portfolio

   (r)        the PanAgora Global Diversified Risk Portfolio

   (s)        the Pyramis(R) Government Income Portfolio

   (t)        the Pyramis(R) Managed Risk Portfolio

   (u)        the Schroders Global Multi-Asset Portfolio

   (v)        the SSGA Growth and Income ETF Portfolio

   (w)        the SSGA Growth ETF Portfolio

You may also elect to participate in the DCA or EDCA programs, provided that your destination Investment Portfolios are one or more of the above listed Investment Portfolios.

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the Lifetime Withdrawal Guarantee I rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT


BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial Purchase Payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each Purchase Payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.


The Benefit Base is equal to:


o  Your initial Purchase Payment, increased by the 5% GWB Bonus Amount;


o  Increased by each subsequent Purchase Payment, and by the 5% GWB Bonus
     Amount;


o Reduced dollar for dollar by Benefits Paid, which are withdrawals and amounts applied to an Annuity Option (currently, you may not apply amounts less than your entire Account Value to an Annuity Option); and


o If a Benefit Paid from your contract is not payable to the contract Owner or the contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.


(See section D of Appendix E for examples of how withdrawals affect the Benefit Base.)


ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent Purchase Payment to the greater of: (1) the Annual Benefit Payment before the subsequent Purchase Payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent Purchase Payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.


MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. YOU SHOULD NOT TAKE EXCESS WITHDRAWALS. IF YOU DO TAKE AN EXCESS WITHDRAWAL, OR IF A WITHDRAWAL IS NOT PAYABLE TO THE CONTRACT OWNER OR THE CONTRACT OWNER'S BANK ACCOUNT (OR TO THE ANNUITANT OR THE ANNUITANT'S BANK ACCOUNT, IF THE OWNER IS A NON-NATURAL PERSON), THE ANNUAL BENEFIT PAYMENT WILL BE RECALCULATED AND MAY BE REDUCED. THIS REDUCTION MAY BE SIGNIFICANT. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. Because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.


(See sections E and F of Appendix E for examples of how withdrawals and subsequent Purchase Payments affect the Annual Benefit Payment.)


You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section

401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution Program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual

Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit

Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE
                                                              ----
AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution Program, please contact our Annuity Service Center.


GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial Purchase Payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent Purchase Payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the Purchase Payment and (2) the Benefit Base after the Purchase Payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.


OPTIONAL RESET. At any contract anniversary prior to the 86th birthday of the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.


An Optional Reset will:


o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Value on the date of the reset;


o Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and


o Reset the Enhanced GWB rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.


You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person).


We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) before the applicable contract anniversary. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.


If you elect Automatic Annual Resets, a reset will occur automatically on any contract anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the contract anniversary is prior to the 86th birthday of the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.



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



In the event that the charge applicable to contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the contract anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)


It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the the Account Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.


Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).


For contracts issued prior to July 16, 2007, you may elect an Optional Reset
-------------------------------------------
beginning with the third contract anniversary (as long as it is prior to the Owner's 86th birthday) and at any subsequent contract anniversary prior to the Owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.


CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The variable annuity contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.


TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:


(1) the date you make a full withdrawal of your Account Value;


(2) the date you apply all of your Account Value to an Annuity Option;


(3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB rider charge);


(4) the date we receive due proof of the Owner's death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;

(5) a change of the Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract);


(6) the effective date of cancellation of the rider; or


(7) the termination of your contract.


ADDITIONAL INFORMATION. If you take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because you do not have a sufficient Account Value to pay the Enhanced GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.


If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.


If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Enhanced GWB rider charge; or (3) the contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional Purchase Payments under the contract.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the Enhanced GWB rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


ENHANCED GWB AND ANNUITIZATION. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see "Annuity Payments (The Income Phase)"), or you must make a complete withdrawal of your Account Value.



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



If you annuitize at the latest date permitted, you must elect one of the following options:


(1) Annuitize the Account Value under the contract's annuity provisions.


(2) Elect to receive the Annual Benefit Payment under the Enhanced GWB rider paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.


If you do not select an Annuity Option or elect to receive payments under the Enhanced GWB rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the Enhanced GWB rider.


DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I


The GWB I rider is the same as the Enhanced GWB rider described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB I rider charge continues even if your Benefit Base equals zero; (3) you may only elect the Optional Reset once every five Contract Years instead of every Contract Year; (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; (5) you do not have the ability to cancel the rider following your fifth contract anniversary; and (6) we include withdrawal charges for purposes of determining whether your withdrawals have exceeded your Annual Benefit Payment.

By endorsement, the GWB I rider has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third contract anniversary (as long as it is prior to the Owner's 86th birthday), and you may elect an Optional Reset at any subsequent contract anniversary prior to the Owner's 86th birthday, as long as it has been at least three years since the last Optional Reset.

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the GWB I rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


GUARANTEED MINIMUM ACCUMULATION BENEFIT


The GMAB guarantees that your Account Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Account Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Account Value so that it is equal to the guaranteed amount.


If you elected the GMAB rider, we required you to allocate your Purchase

Payments and all of your Account Value to one of three Investment Portfolios
                                          ---
(see the "Original Investment Portfolios" in the table below). You were also permitted to allocate Purchase Payments to the EDCA program, provided that your destination Investment Portfolio was the Investment Portfolio that you chose when you elected the rider. No transfers are permitted while this rider is in effect. The Investment Portfolio that you chose at the time you elected the GMAB determines the percentage of Purchase Payments that equals the guaranteed amount. The original Investment Portfolios available at the time you chose the GMAB rider, the percentage of Purchase Payments that determined the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:



                             Guaranteed
                               Amount           Years to
Original                   (% of Purchase         Rider
Investment Portfolio          Payments)       Maturity Date
-----------------------   ----------------   --------------
MetLife Defensive
Strategy Portfolio(1)     130%               10 years
MetLife Moderate
Strategy Portfolio(2)     120%               10 years
MetLife Balanced
Strategy Portfolio(3)     110%               10 years



      (1) Effective as of April 28, 2014, the MetLife Defensive Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.


      (2) Effective as of April 28, 2014, the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II.




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




      (3) Effective as of April 28, 2014, the MetLife Balanced Strategy Portfolio of Brighthouse Funds Trust I merged into the Brighthouse Asset Allocation 60 Portfolio of Brighthouse Funds Trust II.



The Investment Portfolio mergers that occurred on April 28, 2014 did not affect the Guaranteed Amount under the GMAB.



Within a 90 day period after April 28, 2014, contract owners who originally elected the MetLife Moderate Strategy Portfolio of Brighthouse Funds Trust I were permitted to make a one-time transfer of their entire Account Value from the Brighthouse Asset Allocation 40 Portfolio of Brighthouse Funds Trust II to the American Funds(R) Moderate Allocation Portfolio of Brighthouse Funds Trust I.


For more information about the Investment Portfolios, please see the prospectuses for the Investment Portfolios and the "Investment Portfolio Fees and Expenses" section and Appendix B of this prospectus.



This benefit is intended to protect you against poor investment performance during the Accumulation Phase of your contract. You may not have this benefit and a GMIB or GWB rider or the Enhanced Death Benefit rider in effect at the same time.


BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Account Value will at least be equal to a percentage of the Purchase Payments you made during the first 120 days that you held the contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of Purchase Payments made that determines the guaranteed amount range from 110% to 130%, depending on the Investment Portfolio you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase Payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Account Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then Purchase Payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only Purchase Payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase Payments made after 120 days are added to your Account Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.


On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial Purchase Payment. Subsequent Purchase Payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the Purchase Payment (subject to the limit described above) depending on which Investment Portfolio you selected at the time you elected the GMAB. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total Account Value.


     EXAMPLE:


   Assume your Account Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the Account Value. Therefore, after the withdrawal, your Account Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).


Purchase Payment Credits are not considered to be Purchase Payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.


The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.


At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's Account Value to its Guaranteed Accumulation Amount. If the Account Value is less than the Guaranteed Accumulation Amount, we will contribute to your Account Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the



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



"Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Investment Portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).


If your Account Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.


If your Account Value is reduced to zero for any reason other than a full withdrawal of the Account Value or application of the entire Account Value to an Annuity Option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Account Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Value.


Purchase Payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if Purchase Payments made during the 120 day

GMAB Eligibility Period lose significant value, if the Account Value, which includes all Purchase Payments, is equal to or greater than the Guaranteed
         ---
Accumulation Amount, which is a percentage of your Purchase Payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional Purchase Payments after the GMAB Eligibility Period.


     EXAMPLE:



   Assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio (now merged into the Brighthouse Asset Allocation 60 Portfolio). Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 Purchase Payment). Assume that at the Rider Maturity Date, your Account Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).


   In contrast, assume that you made one $10,000 Purchase Payment during the 120 day GMAB Eligibility Period and you selected the MetLife Balanced Strategy Portfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Account Value is $0. Assume that you decide to make one Purchase Payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your Purchase Payment and the Rider Maturity Date. Consequently, your Account Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Account Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the GMAB rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments for GMIB I, GMIB Plus I, GWB I, Enhanced GWB, Lifetime Withdrawal Guarantee I, and GMAB."


RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Account Value to an Annuity Option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), unless the Beneficiary is the spouse of the Owner and elects to continue the contract under the spousal continuation provisions of the contract.


Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.


CANCELLATION. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.



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GMAB AND DECEDENT CONTRACTS. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase the GMAB rider.




8. PERFORMANCE

We periodically advertise subaccount performance relating to the Investment Portfolios. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the Investment Portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the Investment Portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Portfolios for the periods commencing from the date on which the particular Investment Portfolio was made available through the Separate Account.


In addition, the performance for the Investment Portfolios may be shown for the period commencing from the inception date of the Investment Portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific Investment Portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries). If you die during the Income Phase (after you begin receiving Annuity Payments), there is no death benefit; however, depending on the Annuity Option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (or Beneficiaries) (see "Annuity Payments (The Income Phase)" for more information).


The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, depending on availability in your state, you can select the optional Annual Step-Up Death Benefit rider, the Compounded-Plus Death Benefit rider, or the Enhanced Death Benefit I rider. You can also select the Additional Death Benefit -- Earnings Preservation Benefit. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the Annual Step-Up Death Benefit rider, the Compounded-Plus Death Benefit rider or the Earnings Preservation Benefit. If you are 76 years old or older at the effective date of your contract, you are not eligible to select the Enhanced Death Benefit I rider. For contracts issued prior to May 1, 2003, the Annual Step-Up is the standard death benefit for your contract.


The death benefits are described below. There may be versions of each rider that vary by issue date and state availability. In addition, a version of a rider may become available (or unavailable) in different states at different times. Please check with your registered representative



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



regarding which version(s) are available in your state. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.


The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk.


Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract's Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit and are subject to investment risk until we receive his/her necessary documentation.


If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.



If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit amount.



If we are presented with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging program, the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.


For purposes of calculating the death benefits, Purchase Payments do not include Purchase Payment Credits.


STANDARD DEATH BENEFIT -- PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1) the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date."


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Principal Protection death benefit will be determined in accordance with (1) or (2) above.


(See Appendix F for examples of the Principal Protection death benefit rider.)


OPTIONAL DEATH BENEFIT -- ANNUAL STEP-UP


You may select the Annual Step-Up death benefit rider if you are age 79 or younger at the effective date of your contract.


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1) the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge); or


(3) the highest anniversary value, as defined below.


On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value (including any applicable withdrawal charge) attributable to each partial withdrawal made after such date."


o For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount under the Annual Step-Up death benefit is equal to the greatest of (1), (2) or (3).


(See Appendix F for examples of the Annual Step-Up death benefit rider.)


OPTIONAL DEATH BENEFIT -- ENHANCED DEATH

BENEFIT I


In states where approved, you may select the Enhanced Death Benefit I rider (subject to investment allocation restrictions) if you are age 75 or younger at the effective date of your contract and you either (a) have not elected any living benefit rider or (b) have elected the GMIB Plus II rider. The Enhanced Death Benefit I (EDB I) rider is referred to in your contract and rider as the "Guaranteed Minimum Death Benefit" or GMDB.


If you select the Enhanced Death Benefit I rider, the amount of the death benefit will be the greater of:


(1) the Account Value; or


(2) the Death Benefit Base.


The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.


The Death Benefit Base is the greater of (a) or (b) below:


      (a) Highest Anniversary Value: On the date we issue your contract, the Highest Anniversary Value is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable withdrawal charge) divided by the Account Value immediately preceding such withdrawal. On each contract anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.


      (b) Annual Increase Amount: On the date we issue your contract, the Annual Increase Amount is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose.Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


             (i) is Purchase Payments accumulated at the annual increase rate from the date the Purchase Payment is made. The annual increase rate is 5% per year through the contract anniversary immediately prior to your 91st birthday, and 0% per year thereafter; and


             (ii) is withdrawal adjustments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract



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



                  anniversary immediately prior to your 91st birthday, and 0% per year thereafter. The withdrawal adjustment for any partial withdrawal in a Contract Year is equal to the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge). However, (1) if the partial withdrawal occurs before the contract anniversary immediately prior to your 91st birthday; (2) if all partial withdrawals in a Contract Year are payable to the Owner (or the Annuitant if the Owner is a non-natural person) or other payees that we agree to; and (3) if total partial withdrawals in a Contract Year are not greater than 5% of the Annual Increase Amount on the previous contract anniversary, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and will be treated as a single withdrawal at the end of that Contract Year.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). The Annual Increase Amount does not change after the contract anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent Purchase Payment and reduced by the withdrawal adjustments described in (b)(ii) above.


For contracts issued based on applications and necessary information received
-----------------------------------------------------------------------------
in Good Order at our Annuity Service Center on or before May 1, 2009, we
--------------------------------------------------------------------
offered an earlier version of the Enhanced Death Benefit I rider. The earlier version is the same as the Enhanced Death Benefit I rider described above except that: (a) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%; (b) different investment allocation restrictions apply (see "Purchase -- Investment Allocation Restrictions for Certain Riders"); and (c) different rider charges apply (see "Expenses -- Death Benefit Rider Charges").


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


OPTIONAL STEP-UP. On each contract anniversary on or after the first anniversary following the effective date of the rider, you may elect an Optional Step-Up provided that: (1) the Account Value exceeds the Annual Increase Amount immediately before the Optional Step-Up; and (2) the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your contract has both the GMIB Plus II rider and the Enhanced Death Benefit I rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described below, on one or both riders.


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


The Optional Step-Up:


      (a) Resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election; and


      (b) May reset the Enhanced Death Benefit I rider charge to a rate we shall determine that does not exceed the maximum Optional Step-Up charge (1.50%), provided that this rate will not exceed the rate that would be applicable to the same rider available for new contract purchases at the time of the step-up.


On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Optional Step-Up.


When you elect the Optional Step-Up, provided the above requirements are met, you may elect either:


1) a one time Optional Step-Up at any contract anniversary; or



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



2) Optional Step-Ups to occur under the Automatic Annual Step-Up (on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically).


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current Enhanced Death Benefit I rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.


If you have also elected the GMIB Plus II rider and you elect Optional Step-Ups to occur under the Automatic Annual Step-up, it will remain in effect through the seventh contract anniversary following the date you make the election. You may make a new election if you want Automatic Annual Step-Ups to continue after the seventh contract anniversary.


You may discontinue Automatic Annual Step-Ups at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary following the date you make this election. If you discontinue Automatic Annual Step-Ups, the Enhanced Death Benefit I rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.


INVESTMENT ALLOCATION RESTRICTIONS. If you select the Enhanced Death Benefit I rider, there are certain investment allocation restrictions. (See
"Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I.") If you elect the Enhanced Death Benefit I, you may not participate in the Dollar Cost Averaging
(DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination Investment Portfolios are selected in accordance with the investment allocation restrictions.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the Enhanced Death Benefit I rider are restricted as described in "Purchase -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I."


TERMINATION OF THE ENHANCED DEATH BENEFIT I. The Enhanced Death Benefit I will terminate upon the earliest of:


a) The date you make a total withdrawal of your Account Value (a pro rata portion of the rider charge will be assessed);


b) The date there are insufficient funds to deduct the Enhanced Death Benefit I rider charge from your Account Value;


c) The date you elect to receive Annuity Payments under the contract (a pro rata portion of the rider charge will be assessed);


d) A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


e) The date you assign your contract (a pro rata portion of the rider charge will be assessed);


f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or


g) Termination of the contract to which this rider is attached.


Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit I if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


THE EDB I RIDER AND ANNUITIZATION. Since the Annuity Date at the time you purchase the contract is the later of



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



age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see "Annuity Payments (The Income Phase)"), or you must make a complete withdrawal of your Account Value. Generally, once your contract is annuitized, you are ineligible to receive the death benefit selected. However, for contracts purchased with an EDB I rider, if you annuitize at the latest date permitted, you must elect one of the following options:


(1) Annuitize the Account Value under the contract's annuity provisions; or


(2) Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed Annuity Option rates for this contract at the time of purchase or the current Annuity Option rates applicable to this class of contract. If you die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less Annuity Payments already paid to the Owner.


If you fail to select one of the above options, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option, unless the payment under option (2) above is greater, in which case we will apply option (2) to your contract.


(See Appendix F for examples of the Enhanced Death Benefit I.)


OPTIONAL DEATH BENEFIT -- COMPOUNDED-PLUS


In states where the Compounded-Plus death benefit rider has been approved and the Enhanced Death Benefit I has not been approved, you may select the Compounded-Plus death benefit rider if you are age 79 or younger at the effective date of your contract. If you select the Compounded-Plus death benefit rider, the death benefit will be the greater of:


(1) the Account Value; or


(2) the greater of (a) or (b) below:


      (a) Highest Anniversary Value: On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


      (b) Annual Increase Amount: On the date we issue your contract, the annual increase amount is equal to your initial Purchase Payment.Thereafter, the annual increase amount is equal to (i) less (ii), where:


             (i) is Purchase Payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter; and


             (ii) is withdrawal adjustments accumulated at the annual increase rate. A withdrawal adjustment is equal to the value of the annual increase amount immediately prior to a withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge).


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1) or (2); however, for purposes of calculating the enhanced death benefit under (2) above:


      (a) for the highest anniversary value, the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the Owner change; and


      (b) for the annual increase amount, the current annual increase amount will be reset to equal your Account Value as of the effective date of the Owner change. For purposes of the calculation of the annual increase amount thereafter, the Account Value on the effective date of the Owner change will be treated as the initial Purchase Payment and Purchase Payments received and



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



             partial withdrawals taken prior to the change of Owner will not be taken into account.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount is equal to the greater of (1) or (2).


(See Appendix F for examples of the Compounded-Plus death benefit rider.)


ADDITIONAL DEATH BENEFIT -- EARNINGS PRESERVATION BENEFIT


You may select the Additional Death Benefit -- Earnings Preservation Benefit if you are age 79 or younger at the effective date of your contract. The Earnings Preservation Benefit pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the Owner or Joint Owner. In certain situations, this benefit may not be available for qualified plans (check with your registered representative for details).


Before the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage"(determined in accordance with the table below) times the result of (a) - (b), where:


(a)        is the death benefit under your contract; and


(b) is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against Purchase Payments not withdrawn.


On or after the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage"(determined in accordance with the table below) times the result of (a) - (b), where:


(a) is the death benefit on the contract anniversary immediately prior to your 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge); and


(b) is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract,and then against Purchase Payments not withdrawn.



                              Benefit
    Issue Age              Percentag  e
------------------------
    Ages 69 or younger     40%
    Ages 70-79             25%
    Ages 80 and above       0%

If the Owner is a natural person and the Owner is changed to someone other than a spouse, the additional death benefit is as defined above; however, for the purposes of calculating subsection (b) above "total Purchase Payments not withdrawn" will be reset to equal the Account Value as of the effective date of the Owner change, and Purchase Payments received and partial withdrawals taken prior to the change of Owner will not be taken into account.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the additional death benefit will be determined and payable upon receipt of due proof of death of the first spousal Beneficiary. Alternatively, the spousal Beneficiary may elect to have the additional death benefit determined and added to the Account Value upon the election, in which case the additional death benefit rider will terminate (and the corresponding death benefit rider charge will also terminate).


GENERAL DEATH BENEFIT PROVISIONS


As described above, the death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until a Beneficiary submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Portfolios and is subject to investment risk. This risk is borne by the Beneficiary.


Please check with your registered representative regarding the availability of the following in your state.


If the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death).


A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the Beneficiary elects to have the death benefit payable



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under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's Beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional Purchase Payments would be subject to applicable withdrawal charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60 day period beginning with the date we receive due proof of death.


If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.


SPOUSAL CONTINUATION


If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio and/or the Fixed Account in the ratio that the Account Value in the Investment Portfolio and/or the Fixed Account bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value and/or an annual increase amount (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract. If the contract includes both the GMIB Plus II and Enhanced Death Benefit I riders, the Annual Increase Amount for the GMIB Plus II rider is also reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").



Any Internal Revenue Code reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



DEATH OF THE ANNUITANT


If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then current underwriting standards). However, if the Owner is a non-natural person (for example, a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.


Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at



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least as rapidly as under the method of distribution in effect at the
Annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in Good Order. You may revoke the election only in writing in Good Order. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.




10. FEDERAL INCOME TAX STATUS



INTRODUCTION

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (the Code) and the provisions of the Code that govern the contract are complex and subject to change. The applicability of federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


We do not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Investment Portfolios to foreign jurisdictions.



Any Code reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



NON-QUALIFIED CONTRACTS


This discussion assumes the contract is an annuity contract for federal income tax purposes that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "Qualified Contracts."


ACCUMULATION



Generally, an Owner of a Non-Qualified Contract is not taxed on increases in the value of the contract until there is a distribution from the contract, i.e. surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the contract is limited to contracts owned by or held for the benefit of "natural persons." A contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the contract as an agent for the exclusive benefit of a natural person.



In contrast, a contract owned by other than a "natural person," such as a corporation, partnership, trust, or other entity, will be taxed currently on the increase in accumulated value in the contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees, or others, is considered a non-natural Owner and any annual increase in the Account Value will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS -  EARLY DISTRIBUTION


If you take a withdrawal from your contract, or surrender your contract prior to the date you commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount you receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your Purchase Payments (which are not subject to income tax). If the accumulated value is less than your Purchase Payments upon surrender of your contract, you might be able to claim any unrecovered Purchase Payments on your federal income tax return as a miscellaneous itemized deduction.


The portion of any withdrawal from an annuity contract that is subject to income tax will also be subject to a 10% federal income tax penalty for "early" distribution if such



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withdrawal is taken prior to you reaching age 59 1/2, unless an exception applies. Exceptions include distributions made:



(a) on account of your death or disability,



(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of you and your designated Beneficiary, or



(c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If you receive systematic payments that you intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.


Amounts received as a partial withdrawal may be fully includible in taxable income to the extent of gain in the contract.


If your contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax Purchase Payment.


TREATMENT OF SEPARATE ACCOUNT CHARGES


It is possible that at some future date the Internal Revenue Service (IRS) may consider that contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% federal income tax penalty as an early distribution, as described above.


GUARANTEED WITHDRAWAL BENEFITS


If you have purchased the GWB I, Enhanced GWB or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain.It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Value goes to zero, and either the Benefit Base (for GWB I and Enhanced GWB) or the Remaining Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee) is paid out in fixed installments, or the Annual Benefit Payment (for Lifetime Withdrawal Guarantee) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).


AGGREGATION


If you purchase two or more deferred annuity contracts from us (or our affiliates) during the same calendar year, the law requires that all such contracts must be treated as a single contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity contract from the same insurance



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company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see "Taxation of Payments in Annuity Form" below).


EXCHANGES/TRANSFERS


The annuity contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than Annuity Payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the contract, or the designation of an Annuitant or other Beneficiary who is not also the contract Owner, may result in income or gift tax consequences to the contract Owner. You should consult your tax adviser if you are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract Owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date.


If you die on or after the Annuity Starting Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


If you die before the Annuity Starting Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.


Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner.


For contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. If there is more than one Annuitant of a contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.


INVESTOR CONTROL



In certain circumstances, Owners of Non-Qualified variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of Investment Portfolios available and the flexibility of the contract Owner to allocate Purchase Payments and transfer amounts among the Investment Portfolios have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the owner of the Separate Account assets supporting the contract.



TAXATION OF PAYMENTS IN ANNUITY FORM


Payments received from the contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each Annuity Payment is the return of



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investment in the contract and it is excludable from your taxable income until your investment in the contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to you and the IRS.


Once you have recovered the investment in the contract, further Annuity Payments are fully taxable.


If you die before your investment in the contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if Annuity Payments continue after your death, the balance may be recovered by your Beneficiary.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.


Once Annuity Payments have commenced, you may not be able to transfer to another Non-Qualified Contract or a long-term care contract as part of a tax-free exchange.


If the contract allows, you may elect to convert less than the full value of your contract to an annuity form of pay-out (i.e., "partial annuitization"). In this case, your investment in the contract will be pro-rated between the annuitized portion of the contract and the deferred portion. An exclusion ratio will apply to the Annuity Payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.


3.8% TAX ON NET INVESTMENT INCOME


Federal tax law imposes a 3.8% Medicare tax on the lesser of:


      (1) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or



(2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).



"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A, or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.


You should consult your tax adviser regarding the applicability of this tax to income under your annuity contract.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from Non-Qualified Contracts differently than in the U.S.


Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.


The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.


QUALIFIED CONTRACTS


INTRODUCTION


The contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (TSA), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth



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IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the contract.


We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.


All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.


A contract may also be available in connection with an employer's non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex: please consult your tax adviser about your particular situation.


ACCUMULATION


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations, which are subject to change from year-to-year.


Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The contract will accept as a single Purchase Payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b), or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single Purchase Payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.


For income annuities established as "pay-outs" of SIMPLE IRAs, the contract will only accept a single Purchase Payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b), or 457(b) plan), the contract will only accept as its single Purchase Payment a transfer from such employer retirement plan.


TAXATION OF ANNUITY DISTRIBUTIONS


If contributions are made on a "before tax" basis, you generally pay income taxes on the full amount of money you receive under the contract. Withdrawals attributable to any after-tax contributions are basis in the contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).


Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


If you meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of federal income taxes.


With respect to IRA contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.


GUARANTEED WITHDRAWAL BENEFITS


If you have purchased the Lifetime Withdrawal Guarantee benefit (LWG), where otherwise made available, note the following:

In the event that the Account Value goes to zero, and either

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the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Value of the contract.

If you have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Value goes to zero, and either the Benefit Base (for the GWB I or Enhanced GWB) or the Remaining Guaranteed Withdrawal Amount (for the LWG) is paid out in fixed installments or the Annual Benefit Payment (for the LWG) is paid for life, we will treat such payments as income Annuity Payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

We reserve the right to change our tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).


WITHDRAWALS PRIOR TO AGE 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan contracts if the withdrawal occurs within the first 2 years of your participation in the plan.


These exceptions include withdrawals made:


(a) on account of your death or disability, or



(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated Beneficiary and you are separated from employment.



If you receive systematic payments that you intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the contract (including tax-free transfers or rollovers) and additional withdrawals from the contract.


The 10% federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.


A withdrawal or distribution from a Qualified Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order (QDRO); (3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).


In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty: (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules



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apply or may become applicable in connection with the exceptions enumerated above.


COMMUTATION FEATURES UNDER INCOME PAYMENT TYPES


Please be advised that the tax consequences resulting from the election of income payment types containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future Annuity Payments) are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any income payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an income payment type.


ROLLOVERS


Your contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).


Nevertheless, contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.


Under certain circumstances, you may be able to transfer amounts distributed from your contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.


You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.


Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:


(a) minimum distribution requirements,


(b) financial hardship; or


(c) for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this contract to another qualified plan or IRA. Similarly, you may be able to avoid withholding on a transfer into this contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a Qualified Contract following your death depend on whether you die before you had converted your contract to an annuity form and started taking Annuity Payments (your Annuity Starting Date).


If you die on or after your Annuity Starting Date, the remaining portion of the interest in the contract must be



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distributed at least as rapidly as under the method of distribution being used as of the date of death.


If you die before your Annuity Starting Date, the entire interest in the contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).


Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.


If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. If your contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2.



Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.



If your Beneficiary is not your spouse and your plan and contract permit, your Beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.


Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the Owner may have rights in the contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, you must begin receiving amounts from your retirement plan by April 1 following the latter of:


(a) the calendar year in which you reach age 70 1/2, or



(b) the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.



For IRAs (including SEPs and SIMPLEs), you must begin receiving withdrawals by April 1 of the year after you reach age 70 1/2 even if you have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distribution you fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.


Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Investment Portfolios but also with respect to actuarial gains.


The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal Beneficiary), be advised that federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own contract.


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth



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IRAs. However, in general, the IRA post-death rules with respect to minimum distributions apply to beneficiaries of Roth IRAs.


ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)


SPECIAL RULES REGARDING EXCHANGES. In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements: (1) the plan must allow the exchange;
(2) the exchange must not result in a reduction in a participant's or a Beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS. If you are under age 59 1/2, you generally cannot withdraw money from your TSA contract unless the withdrawal:

(a) related to Purchase Payments made prior to 1989 and pre-1989 earnings on those Purchase Payments;

(b) is exchanged to another permissible investment under your 403(b) plan;

(c) relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;

(d) occurs after you die, leave your job or become disabled (as defined by the Code);

(e) is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

(f) relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

(g)        relates to rollover or after-tax contributions; or

(h) is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS. Traditional IRA Purchase Payments (except for permissible rollovers and direct transfers) are generally not permitted after you attain age 70 1/2. Except for permissible rollovers and direct transfers, Purchase Payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A Purchase Payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed Purchase Payment limits you may be subject to a tax penalty.


Roth IRA Purchase Payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" Purchase Payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual Purchase Payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If you exceed Purchase Payment limits, you may be subject to a tax penalty.


WITHDRAWALS. If and to the extent that Traditional IRA Purchase Payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible Purchase Payments. This portion is generally determined based upon the ratio of all non-deductible Purchase Payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


Generally, withdrawal of earnings from Roth IRAs are free from federal income tax if: (1) they are made at least five



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taxable years after the tax year for which you made your first Purchase Payment to a Roth IRA; and (2) they are made on or after the date you reach age 59 1/2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from Purchase Payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.



CONVERSION. Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity contract, please consult your tax adviser. The taxable amount may exceed the Account Value at the date of conversion.


A Roth IRA contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.


DISTINCTION FOR PUERTO RICO CODE


An annuity contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.


CONTRIBUTIONS. The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.


DISTRIBUTIONS. Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the contract for purposes of determining the amount of Annuity Payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source.A special rate of 10% may apply instead, if the plan satisfies the following requirements:


(1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and


(2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.


If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within



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Puerto Rico, and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.


ROLLOVER. Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.


ERISA CONSIDERATIONS. In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA
Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.


Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse," spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.




11. OTHER INFORMATION


BLIC


Brighthouse Life Insurance Company (BLIC) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. BLIC was previously known as MetLife Insurance Company of Connecticut but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. We changed our name to Brighthouse Life Insurance Company on March 6, 2017. BLIC is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. BLIC is a subsidiary of, and controlled by, MetLife, Inc. (MetLife), a publicly-traded company (see "Planned Separation from MetLife, Inc." below). MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. BLIC's executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.


Prior to November 17, 2014, the contract was issued by MetLife Investors Insurance Company (MetLife Investors). On November, 14, 2014, following the close of business MetLife Investors merged into BLIC (formerly known as MetLife Insurance Company USA) and BLIC replaced MetLife Investors as the issuer of the contract.


PLANNED SEPARATION FROM METLIFE, INC.


In January 2016, MetLife announced its plan to pursue the separation of a substantial portion of its U.S. retail business. In preparation for the planned separation, in August 2016 MetLife formed a new, wholly-owned Delaware holding company, Brighthouse Financial, Inc. (Brighthouse Financial), which filed a registration statement on Form 10 (the Form 10) with the SEC in October 2016, as amended in December 2016, reflecting MetLife's current initiative to conduct the separation in the form of a spin-off.




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To effect the separation, first, MetLife expects to undertake the restructuring described in more detail in the Form 10. The restructuring would result in future Brighthouse Financial subsidiaries, including BLIC, being wholly-owned subsidiaries of Brighthouse Financial. Following the restructuring, MetLife would distribute at least 80.1% of Brighthouse Financial's common stock to MetLife's shareholders (the Distribution), and Brighthouse Financial would become a separate, publicly traded company. The separation remains subject to certain conditions including, among others, obtaining final approval from the MetLife board of directors, receipt of a favorable IRS ruling and an opinion from MetLife's tax adviser regarding certain U.S. federal income tax matters, receipt of the approval of state insurance and other regulatory authorities and an SEC declaration of the effectiveness of the Form 10.


Following the Distribution, if it occurs, BLIC will be a wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial. MetLife currently plans to dispose of its remaining shares of Brighthouse Financial common stock as soon as practicable following the Distribution, but in no event later than five years after the Distribution. For more information about Brighthouse Financial and the Distribution, please see the most recent amendment to Brighthouse Financial's Form 10 (SEC File No. 001-37905), available via the SEC's EDGAR system on its website at https://www.sec.gov/edgar/searchedgar/

companysearch.html.


No assurances can be given regarding the final form the Distribution (or any alternative separation transaction) may take or the specific terms thereof, or that the Distribution (or any other form of separation) will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract. BLIC will remain fully responsible for its contractual obligations to variable contract owners, and you should carefully consider the potential impact of any separation transaction that may occur on BLIC's financial strength and claims-paying ability.



THE SEPARATE ACCOUNT



We have established a Separate Account, Brighthouse Variable Annuity Account C (Separate Account), to hold the assets that underlie the contracts. Prior to March 6, 2017, the Separate Account was known as MetLife Investors Variable Annuity Account One. The Board of Directors of MetLife Investors Insurance Company (MetLife Investors) adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. On November 14, 2014, following the close of business MetLife Investors merged into BLIC (formerly known as MetLife Insurance Company USA) and the Separate Account became a separate account of BLIC. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.



The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we will notify you of any such changes and we guarantee that the modification will not affect your Account Value.



We are obligated to pay all money we owe under the contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. BLIC is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.



The investment advisers to certain of the Investment Portfolios offered with the contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does



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not concede that the Separate Account is a commodity pool, BLIC has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and is not subject to registration or regulation as a pool operator under the CEA.



DISTRIBUTOR



We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (Distributor), 11225 North Community House Road, Charlotte, NC 28277, for the distribution of the contracts. Prior to March 6, 2017, the distributor of the contracts was MetLife Investors Distribution Company. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including sales distribution expenses.


All of the Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See the Investment Portfolio prospectuses for more information.) These payments range up to 0.55% of Separate Account assets invested in the particular Investment Portfolio.



SELLING FIRMS



As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Registered representatives of the selling firms may also receive non-cash compensation, pursuant to their firm's guidelines, directly from us or Distributor.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 8% of Purchase Payments, along with annual trail commissions up to 1.20% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract Owner elects to begin receiving regular income payments (referred to as "Annuity Payments"). (See "Annuity Payments (The Income Phase).") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes, and awards.



Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.



ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the contracts offered by this prospectus) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the contracts offered by this prospectus). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling




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firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with the selling firms identified in the Statement of Additional Information.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information -- "Distribution" for a list of selling firms that received compensation during 2016, as well as the range of additional compensation paid.)



REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (877) 547-9666 or



o  By Internet at www.brighthousefinancial.com



Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see "Investment Options - Transfers - Transfers By Telephone or Other Means") and changes to the allocation of future Purchase Payments (see "Purchase - Allocation of Purchase Payments"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in Good Order. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


GOOD ORDER. A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Portfolios affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.


TELEPHONE AND COMPUTER SYSTEMS. Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CYBERSECURITY. Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners' requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.



We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on BLIC and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.



Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the Owner of the contract, have all the interest and rights under the contract.

These rights include the right to:


o  change the Beneficiary.


o change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by Joint Owners, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.


BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).


ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (800) 343-8496 to make such changes.


ANNUITANT. The Annuitant is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Living Benefits -- Guaranteed Income Benefits").


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS



In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of BLIC to meet its obligations under the contracts.



FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company


     Independent Registered Public Accounting Firm


     Custodian


     Distribution


      Reduction or Elimination of the Withdrawal Charge


     Calculation of Performance Information


     Total Return

      Historical Unit Values
      Reporting Agencies


     Annuity Provisions


     Variable Annuity

      Fixed Annuity
      Mortality and Expense Guarantee


     Legal or Regulatory Restrictions on Transactions


     Additional Federal Tax Considerations


     Condensed Financial Information


     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following tables list the Condensed Financial Information (the Accumulation Unit value information for the Accumulation Units outstanding) for contracts issued as of December 31, 2016. See "Purchase -- Accumulation Units" in the prospectus for information on how Accumulation Unit values are calculated. The first table presents Accumulation Unit values for the highest possible combination of Separate Account product charges and death benefit rider charges, and the second table presents Accumulation Unit values for the lowest possible combination of such charges. Charges for the optional Enhanced Death Benefit, Guaranteed Minimum Income Benefits, Lifetime Withdrawal Guarantees, Guaranteed Withdrawal Benefits, and Guaranteed Minimum Accumulation Benefit are assessed by canceling Accumulation Units and, therefore, these charges are not reflected in the Accumulation Unit value. However, purchasing an optional Enhanced Death Benefit, Guaranteed Minimum Income Benefit, Lifetime Withdrawal Guarantee, Guaranteed Withdrawal Benefit, or Guaranteed Minimum Accumulation Benefit will result in a higher overall charge. The Statement of Additional Information (SAI) contains the Accumulation Unit values for all other possible combinations of Separate Account product charges and death benefit rider charges. (See Page 2 for how to obtain a copy of the SAI.)







                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
MET INVESTORS SERIES TRUST

AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012        10.142290         10.435926             0.0000
01/01/2013 to 12/31/2013        10.435926         11.352428             0.0000
01/01/2014 to 12/31/2014        11.352428         11.927415             0.0000
01/01/2015 to 12/31/2015        11.927415         11.741318             0.0000
01/01/2016 to 12/31/2016        11.741318         11.904822             0.0000
--------------------------      ---------         ---------             ------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014         0.996748          1.035035             0.0000
01/01/2015 to 12/31/2015         1.035035          1.003053             0.0000
01/01/2016 to 12/31/2016         1.003053          1.001303             0.0000
--------------------------      ---------         ---------             ------

AMERICAN FUNDS(R) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008        10.007643          6.975502        48,880.9327
01/01/2009 to 12/31/2009         6.975502          8.829282        61,541.2700
01/01/2010 to 12/31/2010         8.829282          9.692467        72,924.9044
01/01/2011 to 12/31/2011         9.692467          9.284907        65,327.4501
01/01/2012 to 12/31/2012         9.284907         10.315720        64,155.5106
01/01/2013 to 12/31/2013        10.315720         11.967422        65,716.4660
01/01/2014 to 12/31/2014        11.967422         12.421393        74,171.8072
01/01/2015 to 12/31/2015        12.421393         12.071383        71,475.9226
01/01/2016 to 12/31/2016        12.071383         12.737338       137,022.5799
--------------------------      ---------         ---------       ------------

AMERICAN FUNDS(R) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008         9.997644          6.326981        20,270.5561
01/01/2009 to 12/31/2009         6.326981          8.300294        21,232.9500
01/01/2010 to 12/31/2010         8.300294          9.219205        20,018.1294
01/01/2011 to 12/31/2011         9.219205          8.596417        25,344.7965
01/01/2012 to 12/31/2012         8.596417          9.772025        42,824.9955
01/01/2013 to 12/31/2013         9.772025         11.965637        63,132.1573
01/01/2014 to 12/31/2014        11.965637         12.459187        62,127.2874
01/01/2015 to 12/31/2015        12.459187         12.101984        46,927.3190
01/01/2016 to 12/31/2016        12.101984         12.905708        32,458.8908
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
AMERICAN FUNDS(R) GROWTH SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008         9.987645          5.729921         3,125.4730
01/01/2009 to 12/31/2009         5.729921          7.788963        13,406.6400
01/01/2010 to 12/31/2010         7.788963          9.020479        12,654.3949
01/01/2011 to 12/31/2011         9.020479          8.422717        11,880.8154
01/01/2012 to 12/31/2012         8.422717          9.677909        11,879.6366
01/01/2013 to 12/31/2013         9.677909         12.293438        16,740.7862
01/01/2014 to 12/31/2014        12.293438         13.016593        16,508.8267
01/01/2015 to 12/31/2015        13.016593         13.566700        16,531.3415
01/01/2016 to 12/31/2016        13.566700         14.486374         3,282.0818
--------------------------      ---------         ---------        -----------

AMERICAN FUNDS(R) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008        10.017643          7.645773             0.0000
01/01/2009 to 12/31/2009         7.645773          9.233958           839.9100
01/01/2010 to 12/31/2010         9.233958          9.932973         4,861.2391
01/01/2011 to 12/31/2011         9.932973          9.740741        10,832.7368
01/01/2012 to 12/31/2012         9.740741         10.565738        14,681.6649
01/01/2013 to 12/31/2013        10.565738         11.739193        14,650.4071
01/01/2014 to 12/31/2014        11.739193         12.189727        14,545.2961
01/01/2015 to 12/31/2015        12.189727         11.843807        14,464.2550
01/01/2016 to 12/31/2016        11.843807         12.404849        14,344.0079
--------------------------      ---------         ---------        -----------

AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012        11.067176         11.413977             0.0000
01/01/2013 to 12/31/2013        11.413977         10.792323             0.0000
01/01/2014 to 12/31/2014        10.792323         10.985012             0.0000
01/01/2015 to 12/31/2015        10.985012          9.722026             0.0000
01/01/2016 to 12/31/2016         9.722026         10.367923             0.0000
--------------------------      ---------         ---------        -----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         9.899079         10.168330             0.0000
01/01/2013 to 12/31/2013        10.168330         10.977976             0.0000
01/01/2014 to 12/31/2014        10.977976         11.380095             0.0000
01/01/2015 to 12/31/2015        11.380095         11.125896             0.0000
01/01/2016 to 12/31/2016        11.125896         11.371803             0.0000
--------------------------      ---------         ---------        -----------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)

04/28/2008 to 12/31/2008        15.404580         11.465407             0.0000
01/01/2009 to 12/31/2009        11.465407         16.456463           537.5000
01/01/2010 to 12/31/2010        16.456463         18.646966         1,114.7065
01/01/2011 to 12/31/2011        18.646966         18.679105             0.0000
01/01/2012 to 12/31/2012        18.679105         21.303893             0.0000
01/01/2013 to 12/31/2013        21.303893         22.796863         1,776.7362
01/01/2014 to 12/31/2014        22.796863         23.047203         1,769.8900
01/01/2015 to 12/31/2015        23.047203         21.643998         4,408.9741
01/01/2016 to 12/31/2016        21.643998         24.144777         2,784.0803
--------------------------      ---------         ---------        -----------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        19.067100         15.859122        33,032.5020
01/01/2008 to 12/31/2008        15.859122          9.052459        29,580.1065
01/01/2009 to 12/31/2009         9.052459         11.937341        17,190.0400
01/01/2010 to 12/31/2010        11.937341         13.565479        15,697.8136
01/01/2011 to 12/31/2011        13.565479         12.535725        15,065.9336
01/01/2012 to 12/31/2012        12.535725         15.456164        16,523.2502
01/01/2013 to 12/31/2013        15.456164         15.663731        20,397.0291
01/01/2014 to 12/31/2014        15.663731         17.364568        18,107.8383
01/01/2015 to 12/31/2015        17.364568         16.756976         7,632.8106
01/01/2016 to 12/31/2016        16.756976         16.543959         4,992.9661
--------------------------      ---------         ---------        -----------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007          7.578917          7.584961      105,753.0867
01/01/2008 to 12/31/2008          7.584961          4.524155       95,673.9568
01/01/2009 to 12/31/2009          4.524155          5.887432       85,488.1900
01/01/2010 to 12/31/2010          5.887432          7.132966       78,346.8353
01/01/2011 to 12/31/2011          7.132966          7.208270       91,440.2236
01/01/2012 to 12/31/2012          7.208270          8.359733       85,754.1487
01/01/2013 to 12/31/2013          8.359733         11.913154       74,650.0670
01/01/2014 to 12/31/2014         11.913154         13.862652      551,318.5721
01/01/2015 to 12/31/2015         13.862652         13.020060       56,181.7336
01/01/2016 to 12/31/2016         13.020060         13.084684       55,825.4175
--------------------------       ---------         ---------      ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE
AGGRESSIVE GROWTH SUB-ACCOUNT II (CLASS B))

05/03/2010 to 12/31/2010        122.432663        125.284241            0.0000
01/01/2011 to 12/31/2011        125.284241        113.372247            0.0000
01/01/2012 to 12/31/2012        113.372247        135.929968        1,109.5068
01/01/2013 to 12/31/2013        135.929968        171.335807        1,087.1485
01/01/2014 to 04/25/2014        171.335807        177.992214            0.0000
--------------------------      ----------        ----------      ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE
EQUITY SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007         11.071037         10.194281        9,367.9050
01/01/2008 to 12/31/2008         10.194281          4.527670       13,958.4544
01/01/2009 to 12/31/2009          4.527670          6.113936       14,655.4600
01/01/2010 to 12/31/2010          6.113936          6.422871       19,457.1003
01/01/2011 to 04/29/2011          6.422871          6.812825            0.0000
--------------------------      ----------        ----------      ------------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007         14.857622         14.990114       30,895.7203
01/01/2008 to 12/31/2008         14.990114          9.377703       28,696.8277
01/01/2009 to 12/31/2009          9.377703         12.143060       26,153.5500
01/01/2010 to 12/31/2010         12.143060         14.764987       24,945.6048
01/01/2011 to 12/31/2011         14.764987         13.542005       23,893.2084
01/01/2012 to 12/31/2012         13.542005         15.653603       17,447.0252
01/01/2013 to 12/31/2013         15.653603         20.323067       15,400.8067
01/01/2014 to 12/31/2014         20.323067         22.522128       14,191.5797
01/01/2015 to 12/31/2015         22.522128         20.032899       13,905.9566
01/01/2016 to 12/31/2016         20.032899         22.191638       12,405.8323
--------------------------      ----------        ----------      ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007         19.455725         18.826620      122,635.2951
01/01/2008 to 12/31/2008         18.826620         10.891774      117,807.6645
01/01/2009 to 12/31/2009         10.891774         16.529776       84,509.7800
01/01/2010 to 12/31/2010         16.529776         18.834917       82,056.0454
01/01/2011 to 12/31/2011         18.834917         15.806835       75,108.6537
01/01/2012 to 12/31/2012         15.806835         19.994092       63,957.7275
01/01/2013 to 12/31/2013         19.994092         25.535506       53,999.0730
01/01/2014 to 12/31/2014         25.535506         23.545211       53,300.2706
01/01/2015 to 12/31/2015         23.545211         22.002206      322,204.6946
01/01/2016 to 12/31/2016         22.002206         23.295213      317,868.5063
--------------------------      ----------        ----------      ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012          1.010589          1.042600            0.0000
01/01/2013 to 12/31/2013          1.042600          1.039414            0.0000
01/01/2014 to 12/31/2014          1.039414          1.074078            0.0000
01/01/2015 to 12/31/2015          1.074078          1.007024            0.0000
01/01/2016 to 12/31/2016          1.007024          1.101086        8,566.5972
--------------------------      ----------        ----------      ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        11.839967         11.297995         7,457.9274
01/01/2008 to 12/31/2008        11.297995          7.086015         4,804.2705
01/01/2009 to 12/31/2009         7.086015          8.778122         4,115.8400
01/01/2010 to 12/31/2010         8.778122          9.867669         4,115.5376
01/01/2011 to 12/31/2011         9.867669          9.514947         6,687.6203
01/01/2012 to 12/31/2012         9.514947         11.027999         7,380.0093
01/01/2013 to 12/31/2013        11.027999         14.613184        26,925.9550
01/01/2014 to 12/31/2014        14.613184         15.634212        26,516.7459
01/01/2015 to 12/31/2015        15.634212         14.387943        25,795.2759
01/01/2016 to 12/31/2016        14.387943         16.517800         9,551.6702
--------------------------      ---------         ---------        -----------

INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)

04/28/2008 to 12/31/2008        23.243660         15.236527             0.0000
01/01/2009 to 12/31/2009        15.236527         18.869325             0.0000
01/01/2010 to 12/31/2010        18.869325         23.182819             0.0000
01/01/2011 to 12/31/2011        23.182819         21.851488           340.9115
01/01/2012 to 12/31/2012        21.851488         24.527263           338.7420
01/01/2013 to 12/31/2013        24.527263         31.280705           336.6418
01/01/2014 to 12/31/2014        31.280705         33.567659           334.6414
01/01/2015 to 12/31/2015        33.567659         29.902796           293.3521
01/01/2016 to 12/31/2016        29.902796         33.804310             0.0000
--------------------------      ---------         ---------        -----------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        14.241609         15.480075        69,201.5686
01/01/2008 to 12/31/2008        15.480075          9.282264        63,908.4030
01/01/2009 to 12/31/2009         9.282264         12.157292        33,942.5400
01/01/2010 to 12/31/2010        12.157292         15.014392        30,906.4196
01/01/2011 to 12/31/2011        15.014392         14.536761        33,655.5363
01/01/2012 to 12/31/2012        14.536761         16.819537        30,905.6639
01/01/2013 to 12/31/2013        16.819537         23.075728        25,322.2699
01/01/2014 to 12/31/2014        23.075728         24.371523        23,945.3138
01/01/2015 to 12/31/2015        24.371523         23.445234        21,706.9420
01/01/2016 to 12/31/2016        23.445234         25.570429        20,546.9651
--------------------------      ---------         ---------        -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        10.818387         10.239016             0.0000
01/01/2014 to 12/31/2014        10.239016         10.531517             0.0000
01/01/2015 to 12/31/2015        10.531517         10.357282             0.0000
01/01/2016 to 12/31/2016        10.357282         10.363027             0.0000
--------------------------      ---------         ---------        -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(R) BOND SUB-ACCOUNT (CLASS C))

04/28/2008 to 12/31/2008        10.037642          8.906301             0.0000
01/01/2009 to 12/31/2009         8.906301          9.773545           913.5200
01/01/2010 to 12/31/2010         9.773545         10.149269         3,553.2300
01/01/2011 to 12/31/2011        10.149269         10.509031         3,530.6549
01/01/2012 to 12/31/2012        10.509031         10.789921         3,505.7792
01/01/2013 to 04/26/2013        10.789921         10.761277             0.0000
--------------------------      ---------         ---------        -----------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         1.012643          1.044636             0.0000
01/01/2013 to 12/31/2013         1.044636          1.134749             0.0000
01/01/2014 to 12/31/2014         1.134749          1.188086             0.0000
01/01/2015 to 12/31/2015         1.188086          1.173212             0.0000
01/01/2016 to 12/31/2016         1.173212          1.181592             0.0000
--------------------------      ---------         ---------        -----------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        10.287545         12.871882       615,180.8200
01/01/2008 to 12/31/2008        12.871882          7.651494         8,432.1448
01/01/2009 to 12/31/2009         7.651494         10.545536         8,671.6400
01/01/2010 to 12/31/2010        10.545536         12.593441        10,028.0046
01/01/2011 to 12/31/2011        12.593441         12.143329        10,044.0248
01/01/2012 to 12/31/2012        12.143329         13.895868         8,456.5735
01/01/2013 to 12/31/2013        13.895868         15.929849         9,628.0034
01/01/2014 to 12/31/2014        15.929849         16.131567         9,553.1343
01/01/2015 to 12/31/2015        16.131567         15.982249         9,752.8976
01/01/2016 to 12/31/2016        15.982249         16.389567         9,160.7063
--------------------------      ---------         ---------       ------------

MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(R)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        10.425858         13.939329        12,101.9918
01/01/2008 to 12/31/2008        13.939329          6.066196       534,420.8509
01/01/2009 to 12/31/2009         6.066196         10.030731       555,585.7100
01/01/2010 to 12/31/2010        10.030731         12.140074       567,535.9481
01/01/2011 to 12/31/2011        12.140074          9.659757       518,425.2809
01/01/2012 to 12/31/2012         9.659757         11.239572        22,592.8080
01/01/2013 to 12/31/2013        11.239572         10.452519       617,762.5415
01/01/2014 to 12/31/2014        10.452519          9.563007        27,313.3734
01/01/2015 to 12/31/2015         9.563007          8.066652        25,881.5665
01/01/2016 to 12/31/2016         8.066652          8.803187        15,148.3277
--------------------------      ---------         ---------       ------------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)

05/03/2010 to 12/31/2010         9.997055         10.170970        10,932.5409
01/01/2011 to 12/31/2011        10.170970         10.155004        10,103.8462
01/01/2012 to 12/31/2012        10.155004         10.666415         8,448.9452
01/01/2013 to 12/31/2013        10.666415         10.840018        13,023.2652
01/01/2014 to 12/31/2014        10.840018         10.687534         6,107.7679
01/01/2015 to 12/31/2015        10.687534         10.372846             0.0000
01/01/2016 to 12/31/2016        10.372846         11.093219             0.0000
--------------------------      ---------         ---------       ------------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)

05/02/2011 to 12/31/2011         9.987056          9.717547             0.0000
01/01/2012 to 12/31/2012         9.717547          9.928013             0.0000
01/01/2013 to 12/31/2013         9.928013          9.829622         7,604.2265
01/01/2014 to 12/31/2014         9.829622          9.722301             0.0000
01/01/2015 to 12/31/2015         9.722301          9.456262             0.0000
01/01/2016 to 12/31/2016         9.456262          9.545127             0.0000
--------------------------      ---------         ---------       ------------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)

05/04/2009 to 12/31/2009         9.997644         10.842469             0.0000
01/01/2010 to 12/31/2010        10.842469         12.049076             0.0000
01/01/2011 to 12/31/2011        12.049076         11.754322             0.0000
01/01/2012 to 12/31/2012        11.754322         13.146553             0.0000
01/01/2013 to 12/31/2013        13.146553         13.000395             0.0000
01/01/2014 to 12/31/2014        13.000395         12.868969             0.0000
01/01/2015 to 12/31/2015        12.868969         12.071238             0.0000
01/01/2016 to 12/31/2016        12.071238         11.917806             0.0000
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        12.833744         12.921851       267,955.4271
01/01/2008 to 12/31/2008        12.921851          7.484650       234,364.9173
01/01/2009 to 12/31/2009         7.484650          9.716919       215,683.0600
01/01/2010 to 12/31/2010         9.716919         11.079702       191,282.3535
01/01/2011 to 12/31/2011        11.079702         10.218106       144,483.9971
01/01/2012 to 12/31/2012        10.218106         11.673833       139,826.2894
01/01/2013 to 12/31/2013        11.673833         14.796978       140,455.0606
01/01/2014 to 12/31/2014        14.796978         15.219159       141,266.2518
01/01/2015 to 12/31/2015        15.219159         14.596259       133,318.4188
01/01/2016 to 12/31/2016        14.596259         15.568422       128,950.8966
--------------------------      ---------         ---------       ------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         9.925834         10.334200             0.0000
01/01/2013 to 12/31/2013        10.334200         11.567011             0.0000
01/01/2014 to 12/31/2014        11.567011         12.413265         3,815.1665
01/01/2015 to 12/31/2015        12.413265         11.652590             0.0000
01/01/2016 to 12/31/2016        11.652590         12.358764             0.0000
--------------------------      ---------         ---------       ------------

METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        10.757938         11.192154             0.0000
01/01/2014 to 12/31/2014        11.192154         11.968551             0.0000
01/01/2015 to 12/31/2015        11.968551         11.572000             0.0000
01/01/2016 to 12/31/2016        11.572000         11.819841             0.0000
--------------------------      ---------         ---------       ------------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        17.701553         16.799572        96,389.9328
01/01/2008 to 12/31/2008        16.799572         11.537811        85,588.1411
01/01/2009 to 12/31/2009        11.537811         14.279284        56,406.5700
01/01/2010 to 12/31/2010        14.279284         16.756599        54,225.9746
01/01/2011 to 12/31/2011        16.756599         14.927231        52,341.0242
01/01/2012 to 12/31/2012        14.927231         17.235731        48,088.6180
01/01/2013 to 12/31/2013        17.235731         22.342902        42,120.5774
01/01/2014 to 12/31/2014        22.342902         22.242725        40,408.4414
01/01/2015 to 12/31/2015        22.242725         20.592116        39,675.5471
01/01/2016 to 12/31/2016        20.592116         26.453537        39,035.5272
--------------------------      ---------         ---------       ------------

MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        15.599096         17.294487       112,131.8053
01/01/2008 to 12/31/2008        17.294487          9.754781        75,382.9565
01/01/2009 to 12/31/2009         9.754781         12.560971        54,304.1400
01/01/2010 to 12/31/2010        12.560971         13.696086        51,801.9366
01/01/2011 to 12/31/2011        13.696086         11.968950        49,173.2013
01/01/2012 to 12/31/2012        11.968950         13.670111        35,398.5178
01/01/2013 to 12/31/2013        13.670111         15.955932        54,826.9277
01/01/2014 to 12/31/2014        15.955932         14.531189        54,911.5173
01/01/2015 to 12/31/2015        14.531189         13.969774        57,141.9566
01/01/2016 to 12/31/2016        13.969774         13.552932        31,567.7198
--------------------------      ---------         ---------       ------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014         0.999706          1.030240             0.0000
01/01/2015 to 12/31/2015         1.030240          0.953095             0.0000
01/01/2016 to 12/31/2016         0.953095          1.036586         8,915.7497
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        10.801814         11.712300        79,057.4441
01/01/2008 to 12/31/2008        11.712300         10.672796        61,304.2644
01/01/2009 to 12/31/2009        10.672796         12.331203       135,064.5100
01/01/2010 to 12/31/2010        12.331203         13.005643        63,367.0036
01/01/2011 to 12/31/2011        13.005643         14.147999        60,424.5158
01/01/2012 to 12/31/2012        14.147999         15.109869        52,068.9885
01/01/2013 to 12/31/2013        15.109869         13.416761        42,708.7640
01/01/2014 to 12/31/2014        13.416761         13.511281        32,939.1999
01/01/2015 to 12/31/2015        13.511281         12.812577        32,962.4239
01/01/2016 to 12/31/2016        12.812577         13.165039        30,993.3159
--------------------------      ---------         ---------       ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        12.224156         12.867717       108,465.8012
01/01/2008 to 12/31/2008        12.867717         12.644921       110,410.1877
01/01/2009 to 12/31/2009        12.644921         14.607287       173,819.3200
01/01/2010 to 12/31/2010        14.607287         15.464763       116,265.5646
01/01/2011 to 12/31/2011        15.464763         15.616471        99,769.9036
01/01/2012 to 12/31/2012        15.616471         16.699459        84,823.6444
01/01/2013 to 12/31/2013        16.699459         16.031177        61,006.4648
01/01/2014 to 12/31/2014        16.031177         16.347902        55,861.9910
01/01/2015 to 12/31/2015        16.347902         16.000964        53,445.7538
01/01/2016 to 12/31/2016        16.000964         16.069325        64,651.4824
--------------------------      ---------         ---------       ------------

PYRAMIS(R) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012        10.691446         10.802248             0.0000
01/01/2013 to 12/31/2013        10.802248         10.094635             0.0000
01/01/2014 to 12/31/2014        10.094635         10.626518             0.0000
01/01/2015 to 12/31/2015        10.626518         10.445211         4,066.1824
01/01/2016 to 12/31/2016        10.445211         10.357706         4,010.1193
--------------------------      ---------         ---------       ------------

PYRAMIS(R) MANAGED RISK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        10.214004         10.696808             0.0000
01/01/2014 to 12/31/2014        10.696808         11.373937             0.0000
01/01/2015 to 12/31/2015        11.373937         10.992684             0.0000
01/01/2016 to 12/31/2016        10.992684         11.250110             0.0000
--------------------------      ---------         ---------       ------------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         1.010621          1.062656             0.0000
01/01/2013 to 12/31/2013         1.062656          1.145214             0.0000
01/01/2014 to 12/31/2014         1.145214          1.207600             0.0000
01/01/2015 to 12/31/2015         1.207600          1.171522             0.0000
01/01/2016 to 12/31/2016         1.171522          1.211424             0.0000
--------------------------      ---------         ---------       ------------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008         8.211092          8.364414             0.0000
01/01/2009 to 12/31/2009         8.364414         10.223891             0.0000
01/01/2010 to 12/31/2010        10.223891         11.231233             0.0000
01/01/2011 to 12/31/2011        11.231233         11.109478             0.0000
01/01/2012 to 12/31/2012        11.109478         12.268540             0.0000
01/01/2013 to 12/31/2013        12.268540         13.560368             0.0000
01/01/2014 to 12/31/2014        13.560368         14.043275             0.0000
01/01/2015 to 12/31/2015        14.043275         13.474703             0.0000
01/01/2016 to 12/31/2016        13.474703         13.950923             0.0000
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008         7.602704          7.668467             0.0000
01/01/2009 to 12/31/2009         7.668467          9.689346             0.0000
01/01/2010 to 12/31/2010         9.689346         10.825647             0.0000
01/01/2011 to 12/31/2011        10.825647         10.370241             0.0000
01/01/2012 to 12/31/2012        10.370241         11.674140             0.0000
01/01/2013 to 12/31/2013        11.674140         13.490796             0.0000
01/01/2014 to 12/31/2014        13.490796         13.914062             0.0000
01/01/2015 to 12/31/2015        13.914062         13.303345             0.0000
01/01/2016 to 12/31/2016        13.303345         13.916142             0.0000
--------------------------      ---------         ---------             ------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        55.140128         55.969125        50,867.2956
01/01/2008 to 12/31/2008        55.969125         34.873955        48,053.5833
01/01/2009 to 12/31/2009        34.873955         40.409933        45,891.2500
01/01/2010 to 12/31/2010        40.409933         46.282060        43,820.8471
01/01/2011 to 12/31/2011        46.282060         43.482842        39,705.8210
01/01/2012 to 12/31/2012        43.482842         50.203734        37,433.7616
01/01/2013 to 12/31/2013        50.203734         65.732361        33,285.4439
01/01/2014 to 12/31/2014        65.732361         72.878183        31,026.9548
01/01/2015 to 12/31/2015        72.878183         68.770075        30,584.2168
01/01/2016 to 12/31/2016        68.770075         78.038833        29,916.0098
--------------------------      ---------         ---------        -----------

T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007         8.192170          9.431038        99,988.5744
01/01/2008 to 12/31/2008         9.431038          5.560923       100,071.9596
01/01/2009 to 12/31/2009         5.560923          7.917536        77,340.5900
01/01/2010 to 12/31/2010         7.917536          9.894508        71,598.8648
01/01/2011 to 12/31/2011         9.894508          9.524882        66,861.3984
01/01/2012 to 12/31/2012         9.524882         10.596666        43,176.7301
01/01/2013 to 12/31/2013        10.596666         14.165106        37,226.1567
01/01/2014 to 12/31/2014        14.165106         15.634863        35,006.3578
01/01/2015 to 12/31/2015        15.634863         16.323501        35,868.1374
01/01/2016 to 12/31/2016        16.323501         16.969333        36,085.2577
--------------------------      ---------         ---------       ------------

METROPOLITAN SERIES FUND

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013         8.817705          9.627770         5,508.0027
01/01/2014 to 12/31/2014         9.627770          9.107908         5,490.8948
01/01/2015 to 12/31/2015         9.107908          8.720698         3,573.8812
01/01/2016 to 12/31/2016         8.720698          8.966308         3,533.6707
--------------------------      ---------         ---------       ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN
FUNDS(R) INTERNATIONAL SUB-ACCOUNT (CLASS C))

04/28/2008 to 12/31/2008        10.087639          6.023690            63.7191
01/01/2009 to 12/31/2009         6.023690          8.404585        13,613.7200
01/01/2010 to 12/31/2010         8.404585          8.792939        14,305.4939
01/01/2011 to 12/31/2011         8.792939          7.376770        12,715.6856
01/01/2012 to 12/31/2012         7.376770          8.478253         5,696.1831
01/01/2013 to 04/26/2013         8.478253          8.772194             0.0000
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        13.326289         13.725823         2,548.8400
01/01/2010 to 12/31/2010        13.725823         14.193003         2,752.6005
01/01/2011 to 12/31/2011        14.193003         14.885242         5,096.3591
01/01/2012 to 12/31/2012        14.885242         15.088916         3,579.6615
01/01/2013 to 12/31/2013        15.088916         14.388352         1,074.9511
01/01/2014 to 12/31/2014        14.388352         14.851180         1,074.9511
01/01/2015 to 12/31/2015        14.851180         14.527083         1,074.9511
01/01/2016 to 12/31/2016        14.527083         14.514744             0.0000
--------------------------      ---------         ---------         ----------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY
MARKET SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        10.097874         10.357706       107,889.6771
01/01/2008 to 12/31/2008        10.357706         10.400275       236,644.1043
01/01/2009 to 12/31/2009        10.400275         10.204821        63,529.5900
01/01/2010 to 12/31/2010        10.204821          9.987747        55,552.6665
01/01/2011 to 12/31/2011         9.987747          9.775866        54,837.3228
01/01/2012 to 12/31/2012         9.775866          9.566789        52,065.0733
01/01/2013 to 12/31/2013         9.566789          9.363288        36,313.8100
01/01/2014 to 12/31/2014         9.363288          9.164114         1,886.7579
01/01/2015 to 12/31/2015         9.164114          8.969178         1,838.6134
01/01/2016 to 12/31/2016         8.969178          8.788233         1,779.8566
--------------------------      ---------         ---------       ------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        14.040324         16.653157        14,830.8044
01/01/2014 to 12/31/2014        16.653157         18.071582        13,823.1072
01/01/2015 to 12/31/2015        18.071582         18.147775        12,138.8181
01/01/2016 to 12/31/2016        18.147775         18.677857        11,991.5754
--------------------------      ---------         ---------       ------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        12.514719         15.204687        26,340.0641
01/01/2008 to 12/31/2008        15.204687          7.693113        22,697.3174
01/01/2009 to 12/31/2009         7.693113         11.080783        17,899.8600
01/01/2010 to 12/31/2010        11.080783         13.791207        16,139.9489
01/01/2011 to 12/31/2011        13.791207         12.490689        16,850.6000
01/01/2012 to 12/31/2012        12.490689         12.959416        16,870.0948
01/01/2013 to 04/26/2013        12.959416         13.950498             0.0000
--------------------------      ---------         ---------       ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        11.540713         12.580182       112,757.2923
01/01/2008 to 12/31/2008        12.580182          7.812070       102,270.2484
01/01/2009 to 12/31/2009         7.812070         10.670910        99,426.8100
01/01/2010 to 12/31/2010        10.670910         11.625674        94,223.7130
01/01/2011 to 12/31/2011        11.625674         11.404118        90,517.9449
01/01/2012 to 12/31/2012        11.404118         12.896570       121,936.4372
01/01/2013 to 12/31/2013        12.896570         17.258806       111,102.1716
01/01/2014 to 12/31/2014        17.258806         18.368596       106,000.7401
01/01/2015 to 12/31/2015        18.368596         19.872682       102,505.0500
01/01/2016 to 12/31/2016        19.872682         19.424732       101,347.9008
--------------------------      ---------         ---------       ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))

11/12/2007 to 12/31/2007         9.563182          9.971336             0.0000
01/01/2008 to 12/31/2008         9.971336          5.678787             0.0000
01/01/2009 to 12/31/2009         5.678787          6.850286             0.0000
01/01/2010 to 12/31/2010         6.850286          7.736135             0.0000
01/01/2011 to 12/31/2011         7.736135          7.281158             0.0000
01/01/2012 to 12/31/2012         7.281158          8.028515             0.0000
01/01/2013 to 04/26/2013         8.028515          8.607421             0.0000
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007         8.909009          9.964302       135,456.1133
01/01/2008 to 12/31/2008         9.964302          5.271626        94,366.2896
01/01/2009 to 12/31/2009         5.271626          7.414348        82,934.7100
01/01/2010 to 12/31/2010         7.414348          7.938615        74,398.5598
01/01/2011 to 12/31/2011         7.938615          7.662823        58,565.3124
01/01/2012 to 04/27/2012         7.662823          8.599629             0.0000
--------------------------       --------          --------       ------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        17.599301         16.004327        46,428.0054
01/01/2008 to 12/31/2008        16.004327          8.436834        46,275.0501
01/01/2009 to 12/31/2009         8.436834         11.659237        43,143.8800
01/01/2010 to 12/31/2010        11.659237         13.095713        38,171.1823
01/01/2011 to 12/31/2011        13.095713         13.649653        35,658.1240
01/01/2012 to 12/31/2012        13.649653         14.904861        33,964.7517
01/01/2013 to 12/31/2013        14.904861         19.913900        25,116.2015
01/01/2014 to 12/31/2014        19.913900         19.816515        23,751.7746
01/01/2015 to 12/31/2015        19.816515         17.520404        23,381.5970
01/01/2016 to 12/31/2016        17.520404         21.032104        23,512.2563
--------------------------      ---------         ---------       ------------

MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008        10.063482         10.123009             0.0000
01/01/2009 to 12/31/2009        10.123009         14.139917         4,100.5900
01/01/2010 to 12/31/2010        14.139917         16.965664         4,149.6097
01/01/2011 to 12/31/2011        16.965664         13.906530         4,125.4983
01/01/2012 to 12/31/2012        13.906530         16.045912             0.0000
01/01/2013 to 12/31/2013        16.045912         20.039580             0.0000
01/01/2014 to 12/31/2014        20.039580         18.300219             0.0000
01/01/2015 to 12/31/2015        18.300219         18.941736         1,162.0564
01/01/2016 to 12/31/2016        18.941736         19.619008         1,067.5379
--------------------------      ---------         ---------       ------------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)

05/02/2016 to 12/31/2016        20.738447         21.003830           607.4624
--------------------------      ---------         ---------       ------------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET
INVESTORS SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))

05/04/2009 to 12/31/2009        11.949352         14.577210             0.0000
01/01/2010 to 12/31/2010        14.577210         16.540286             0.0000
01/01/2011 to 12/31/2011        16.540286         15.400399             0.0000
01/01/2012 to 12/31/2012        15.400399         16.635132             0.0000
01/01/2013 to 12/31/2013        16.635132         21.607643             0.0000
01/01/2014 to 12/31/2014        21.607643         23.459859             0.0000
01/01/2015 to 12/31/2015        23.459859         22.903277             0.0000
01/01/2016 to 04/29/2016        22.903277         22.989529             0.0000
--------------------------      ---------         ---------       ------------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE
EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E))

01/01/2007 to 12/31/2007        14.203378         14.515661       205,193.4900
01/01/2008 to 12/31/2008        14.515661          8.600388       161,254.8600
01/01/2009 to 12/31/2009         8.600388         11.096531       154,385.0100
01/01/2010 to 12/31/2010        11.096531         12.144019       145,632.1539
01/01/2011 to 12/31/2011        12.144019         11.389464       134,230.5059
01/01/2012 to 12/31/2012        11.389464         12.561693       124,612.8279
01/01/2013 to 12/31/2013        12.561693         16.416798       108,919.2054
01/01/2014 to 12/31/2014        16.416798         17.746114       102,637.3866
01/01/2015 to 12/31/2015        17.746114         17.762314       100,518.4510
01/01/2016 to 12/31/2016        17.762314         18.627904        92,107.6477
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      2.15% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        13.034480         13.225406               0.0000
01/01/2015 to 12/31/2015        13.225406         12.868281               0.0000
01/01/2016 to 12/31/2016        12.868281         13.165119               0.0000
--------------------------      ---------         ---------               ------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        13.599528         13.909304         441,367.6944
01/01/2015 to 12/31/2015        13.909304         13.467298         337,695.6504
01/01/2016 to 12/31/2016        13.467298         13.983276         326,634.5963
--------------------------      ---------         ---------         ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        10.980934         11.382233         149,384.0281
01/01/2008 to 12/31/2008        11.382233          8.838978         105,798.1050
01/01/2009 to 12/31/2009         8.838978         10.632764          97,952.2600
01/01/2010 to 12/31/2010        10.632764         11.541269         122,501.1502
01/01/2011 to 12/31/2011        11.541269         11.496864         130,472.1476
01/01/2012 to 12/31/2012        11.496864         12.478748         125,458.3353
01/01/2013 to 12/31/2013        12.478748         13.322246         109,267.7872
01/01/2014 to 04/25/2014        13.322246         13.400145               0.0000
--------------------------      ---------         ---------         ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        11.419715         11.869193         322,514.3453
01/01/2008 to 12/31/2008        11.869193          8.546884         395,891.1266
01/01/2009 to 12/31/2009         8.546884         10.547270         394,858.1900
01/01/2010 to 12/31/2010        10.547270         11.603037         390,184.1750
01/01/2011 to 12/31/2011        11.603037         11.343487         400,408.2170
01/01/2012 to 12/31/2012        11.343487         12.476880         388,001.7195
01/01/2013 to 12/31/2013        12.476880         13.948698         364,366.7545
01/01/2014 to 04/25/2014        13.948698         13.977387               0.0000
--------------------------      ---------         ---------         ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        13.985377         14.412331         671,276.9474
01/01/2015 to 12/31/2015        14.412331         13.926903         654,767.5887
01/01/2016 to 12/31/2016        13.926903         14.599181         513,994.5229
--------------------------      ---------         ---------         ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        11.932019         12.246994       1,101,086.6199
01/01/2008 to 12/31/2008        12.246994          8.157789       1,017,604.9829
01/01/2009 to 12/31/2009         8.157789         10.246702         980,210.2600
01/01/2010 to 12/31/2010        10.246702         11.391333         947,612.3954
01/01/2011 to 12/31/2011        11.391333         10.959672         917,567.7102
01/01/2012 to 12/31/2012        10.959672         12.219557         763,351.6679
01/01/2013 to 12/31/2013        12.219557         14.282122         738,451.1778
01/01/2014 to 04/25/2014        14.282122         14.268426               0.0000
--------------------------      ---------         ---------       --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        13.960101         14.469288         833,589.5397
01/01/2015 to 12/31/2015        14.469288         13.921274         740,774.6038
01/01/2016 to 12/31/2016        13.921274         14.734367         620,691.4589
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        12.580887         12.890813      1,378,763.0312
01/01/2008 to 12/31/2008        12.890813          7.838350      1,451,296.6155
01/01/2009 to 12/31/2009         7.838350          9.980646      1,456,331.1400
01/01/2010 to 12/31/2010         9.980646         11.281589      1,390,819.0800
01/01/2011 to 12/31/2011        11.281589         10.614375      1,165,239.9764
01/01/2012 to 12/31/2012        10.614375         12.020404      1,035,613.0994
01/01/2013 to 12/31/2013        12.020404         14.813585      1,029,750.3439
01/01/2014 to 04/25/2014        14.813585         14.718888              0.0000
--------------------------      ---------         ---------      --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))

04/28/2008 to 12/31/2008         9.997644          6.997364         10,476.2593
01/01/2009 to 12/31/2009         6.997364          8.803900         10,425.8200
01/01/2010 to 12/31/2010         8.803900          9.482346         10,370.1286
01/01/2011 to 12/31/2011         9.482346          9.117654         10,308.9130
01/01/2012 to 12/31/2012         9.117654         10.361447         24,772.6777
01/01/2013 to 04/26/2013        10.361447         11.128097              0.0000
--------------------------      ---------         ---------      --------------

METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        10.369888         12.862148          2,563.4100
01/01/2010 to 12/31/2010        12.862148         15.851575          3,207.5051
01/01/2011 to 12/31/2011        15.851575         15.167587          6,239.7217
01/01/2012 to 12/31/2012        15.167587         17.406280          8,940.1819
01/01/2013 to 12/31/2013        17.406280         22.616040         17,674.5452
01/01/2014 to 12/31/2014        22.616040         24.174111         14,933.3232
01/01/2015 to 12/31/2015        24.174111         23.026385         13,910.2037
01/01/2016 to 12/31/2016        23.026385         27.062668          4,311.2955
--------------------------      ---------         ---------      --------------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        12.929453         13.282412         54,896.2502
01/01/2008 to 12/31/2008        13.282412          8.155452         58,151.5580
01/01/2009 to 12/31/2009         8.155452         10.050954         77,304.1500
01/01/2010 to 12/31/2010        10.050954         11.262766         63,760.7590
01/01/2011 to 12/31/2011        11.262766         11.203955         55,193.7445
01/01/2012 to 12/31/2012        11.203955         12.656124         50,634.6714
01/01/2013 to 12/31/2013        12.656124         16.313550         49,682.9904
01/01/2014 to 12/31/2014        16.313550         18.057993         43,438.7978
01/01/2015 to 12/31/2015        18.057993         17.835296         42,951.1127
01/01/2016 to 12/31/2016        17.835296         19.442911         41,709.9584
--------------------------      ---------         ---------      --------------

MFS(R) VALUE SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        16.913544         19.662878              0.0000
01/01/2014 to 12/31/2014        19.662878         21.277263              0.0000
01/01/2015 to 12/31/2015        21.277263         20.748757              0.0000
01/01/2016 to 12/31/2016        20.748757         23.169902              0.0000
--------------------------      ---------         ---------      --------------

MFS(R) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT
(CLASS B))

04/28/2008 to 12/31/2008         9.997644          6.566075              0.0000
01/01/2009 to 12/31/2009         6.566075          8.025581              0.0000
01/01/2010 to 12/31/2010         8.025581          8.720835          2,452.9490
01/01/2011 to 12/31/2011         8.720835          8.489024              0.0000
01/01/2012 to 12/31/2012         8.489024          9.463651              0.0000
01/01/2013 to 04/26/2013         9.463651         10.341904              0.0000
--------------------------      ---------         ---------      --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
MSCI EAFE(R) INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009         8.529717         10.937583         8,179.4800
01/01/2010 to 12/31/2010        10.937583         11.536271         5,093.2388
01/01/2011 to 12/31/2011        11.536271          9.862584         5,058.1489
01/01/2012 to 12/31/2012         9.862584         11.383274         8,721.4999
01/01/2013 to 12/31/2013        11.383274         13.529554         4,847.8526
01/01/2014 to 12/31/2014        13.529554         12.403438             0.0000
01/01/2015 to 12/31/2015        12.403438         11.980431         1,712.3067
01/01/2016 to 12/31/2016        11.980431         11.839178         1,695.6535
--------------------------      ---------         ---------         ----------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        18.231150         22.651961        15,791.5623
01/01/2014 to 12/31/2014        22.651961         22.103464        15,581.0022
01/01/2015 to 12/31/2015        22.103464         21.715496        15,320.3606
01/01/2016 to 12/31/2016        21.715496         25.163116        16,152.3263
--------------------------      ---------         ---------        -----------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT
(CLASS B))

01/01/2007 to 12/31/2007        15.905432         15.143385        47,587.1091
01/01/2008 to 12/31/2008        15.143385          9.143843        23,244.5946
01/01/2009 to 12/31/2009         9.143843         12.239277        22,919.3800
01/01/2010 to 12/31/2010        12.239277         14.717456        21,212.0415
01/01/2011 to 12/31/2011        14.717456         13.644963        21,589.5344
01/01/2012 to 12/31/2012        13.644963         14.059012        21,025.4366
01/01/2013 to 04/26/2013        14.059012         15.207541             0.0000
--------------------------      ---------         ---------        -----------

RUSSELL 2000(R) INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        10.573423         12.950054         1,321.0800
01/01/2010 to 12/31/2010        12.950054         16.039473         1,165.6932
01/01/2011 to 12/31/2011        16.039473         15.019502         4,237.2435
01/01/2012 to 12/31/2012        15.019502         17.042163         6,997.5171
01/01/2013 to 12/31/2013        17.042163         23.038391        11,171.5581
01/01/2014 to 12/31/2014        23.038391         23.614862         8,699.3576
01/01/2015 to 12/31/2015        23.614862         22.063999         9,871.6220
01/01/2016 to 12/31/2016        22.063999         26.113573         3,607.1846
--------------------------      ---------         ---------        -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013         6.629571          8.328847        36,340.4150
01/01/2014 to 12/31/2014         8.328847          8.871148        34,590.8664
01/01/2015 to 12/31/2015         8.871148          9.595211        33,031.9047
01/01/2016 to 12/31/2016         9.595211          9.534969        20,498.5347
--------------------------      ---------         ---------        -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007         4.802236          6.181095        58,328.7885
01/01/2008 to 12/31/2008         6.181095          3.360137        37,234.1792
01/01/2009 to 12/31/2009         3.360137          5.228191        42,406.1100
01/01/2010 to 12/31/2010         5.228191          6.534018        39,721.1697
01/01/2011 to 12/31/2011         6.534018          5.762466        37,817.2070
01/01/2012 to 12/31/2012         5.762466          6.322650       816,589.3828
01/01/2013 to 04/26/2013         6.322650          6.595984             0.0000
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     2.15% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)

05/04/2009 to 12/31/2009        11.583061         14.657853             0.0000
01/01/2010 to 12/31/2010        14.657853         18.510258             0.0000
01/01/2011 to 12/31/2011        18.510258         15.096164             0.0000
01/01/2012 to 12/31/2012        15.096164         15.154247             0.0000
01/01/2013 to 12/31/2013        15.154247         16.427044             0.0000
01/01/2014 to 12/31/2014        16.427044         13.050972             0.0000
01/01/2015 to 12/31/2015        13.050972          8.588786             0.0000
01/01/2016 to 12/31/2016         8.588786         12.083006             0.0000
--------------------------      ---------         ---------             ------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)

05/02/2016 to 12/31/2016        25.522493         26.341124        19,363.8787
--------------------------      ---------         ---------        -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
(FORMERLY MET INVESTORS SERIES TRUST - LORD
 ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        18.001792         18.770781        48,773.9156
01/01/2008 to 12/31/2008        18.770781         14.952834        35,821.4426
01/01/2009 to 12/31/2009        14.952834         20.016618        33,956.1500
01/01/2010 to 12/31/2010        20.016618         22.131133        34,884.6993
01/01/2011 to 12/31/2011        22.131133         22.627387        23,869.2588
01/01/2012 to 12/31/2012        22.627387         25.010654        24,790.8763
01/01/2013 to 12/31/2013        25.010654         26.431856        24,757.8199
01/01/2014 to 12/31/2014        26.431856         27.118901        21,710.9488
01/01/2015 to 12/31/2015        27.118901         25.964870        19,228.8937
01/01/2016 to 04/29/2016        25.964870         26.688152             0.0000
--------------------------      ---------         ---------        -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)

05/02/2016 to 12/31/2016        26.043639         26.902530         1,002.2247
--------------------------      ---------         ---------        -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
(FORMERLY MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))

05/03/2010 to 12/31/2010        11.659764         12.186489           129.9118
01/01/2011 to 12/31/2011        12.186489         12.340332           934.6777
01/01/2012 to 12/31/2012        12.340332         13.459890           806.1362
01/01/2013 to 12/31/2013        13.459890         13.359447         1,978.2078
01/01/2014 to 12/31/2014        13.359447         13.656181         1,966.2762
01/01/2015 to 12/31/2015        13.656181         13.170904         1,954.7931
01/01/2016 to 04/29/2016        13.170904         13.464271             0.0000
--------------------------      ---------         ---------        -----------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        14.766198         15.033298         7,610.3114
01/01/2008 to 12/31/2008        15.033298         14.634377        19,794.0927
01/01/2009 to 12/31/2009        14.634377         14.907545         6,925.8800
01/01/2010 to 12/31/2010        14.907545         15.391866         6,321.9762
01/01/2011 to 12/31/2011        15.391866         15.858649         5,403.9849
01/01/2012 to 12/31/2012        15.858649         15.992549         5,413.6230
01/01/2013 to 12/31/2013        15.992549         15.510668         4,847.4755
01/01/2014 to 12/31/2014        15.510668         15.567872         4,847.4755
01/01/2015 to 12/31/2015        15.567872         15.283505         4,847.4755
01/01/2016 to 12/31/2016        15.283505         15.111182         5,013.4482

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)




                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
MET INVESTORS SERIES TRUST

AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012        10.203841         10.541615          59,524.5328
01/01/2013 to 12/31/2013        10.541615         11.536399          36,221.8575
01/01/2014 to 12/31/2014        11.536399         12.193645          33,023.3202
01/01/2015 to 12/31/2015        12.193645         12.075643          38,758.8824
01/01/2016 to 12/31/2016        12.075643         12.317477          43,303.7354
--------------------------      ---------         ---------          -----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014         0.996830          1.039332               0.0000
01/01/2015 to 12/31/2015         1.039332          1.013279           6,112.7026
01/01/2016 to 12/31/2016         1.013279          1.017598          29,346.1489
--------------------------      ---------         ---------          -----------

AMERICAN FUNDS(R) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008        10.008301          7.004420         955,843.4372
01/01/2009 to 12/31/2009         7.004420          8.919228       1,905,797.4800
01/01/2010 to 12/31/2010         8.919228          9.850085       1,947,629.4852
01/01/2011 to 12/31/2011         9.850085          9.492567       1,976,358.8441
01/01/2012 to 12/31/2012         9.492567         10.610225       1,971,182.3490
01/01/2013 to 12/31/2013        10.610225         12.383129       1,826,285.4143
01/01/2014 to 12/31/2014        12.383129         12.930227       1,710,865.2948
01/01/2015 to 12/31/2015        12.930227         12.641528       1,620,524.8038
01/01/2016 to 12/31/2016        12.641528         13.419198       1,517,455.7686
--------------------------      ---------         ---------       --------------

AMERICAN FUNDS(R) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008         9.998301          6.353235       1,496,398.9647
01/01/2009 to 12/31/2009         6.353235          8.384885       2,286,129.1700
01/01/2010 to 12/31/2010         8.384885          9.369155       2,817,663.2734
01/01/2011 to 12/31/2011         9.369155          8.788721       2,687,079.2258
01/01/2012 to 12/31/2012         8.788721         10.051050       2,463,887.8125
01/01/2013 to 12/31/2013        10.051050         12.381326       2,290,343.0820
01/01/2014 to 12/31/2014        12.381326         12.969620       2,373,454.5448
01/01/2015 to 12/31/2015        12.969620         12.673624       2,329,429.6381
01/01/2016 to 12/31/2016        12.673624         13.596634       2,212,877.2558
--------------------------      ---------         ---------       --------------

AMERICAN FUNDS(R) GROWTH SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008         9.988302          5.753720         146,286.6549
01/01/2009 to 12/31/2009         5.753720          7.868382         346,028.4400
01/01/2010 to 12/31/2010         7.868382          9.167241         314,921.7158
01/01/2011 to 12/31/2011         9.167241          8.611175         311,322.9060
01/01/2012 to 12/31/2012         8.611175          9.954287         272,023.2623
01/01/2013 to 12/31/2013         9.954287         12.720561         231,132.7579
01/01/2014 to 12/31/2014        12.720561         13.549906         203,750.2118
01/01/2015 to 12/31/2015        13.549906         14.207554         217,568.4659
01/01/2016 to 12/31/2016        14.207554         15.261949         204,388.1148
--------------------------      ---------         ---------       --------------

AMERICAN FUNDS(R) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)

04/28/2008 to 12/31/2008        10.018301          7.677443       1,127,576.6519
01/01/2009 to 12/31/2009         7.677443          9.327990       1,859,549.7100
01/01/2010 to 12/31/2010         9.327990         10.094473       1,926,725.3738
01/01/2011 to 12/31/2011        10.094473          9.958552       1,676,503.4235
01/01/2012 to 12/31/2012         9.958552         10.867339       1,398,534.9254
01/01/2013 to 12/31/2013        10.867339         12.146937       1,226,806.7707
01/01/2014 to 12/31/2014        12.146937         12.689029       1,179,823.5161
01/01/2015 to 12/31/2015        12.689029         12.403158       1,070,932.1847
01/01/2016 to 12/31/2016        12.403158         13.068866         996,034.0864
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         11.136121         11.531416         68,110.7451
01/01/2013 to 12/31/2013         11.531416         10.969004         58,404.6156
01/01/2014 to 12/31/2014         10.969004         11.232053         55,291.4275
01/01/2015 to 12/31/2015         11.232053         10.000546         67,078.1874
01/01/2016 to 12/31/2016         10.000546         10.729114         53,338.3476
--------------------------       ---------         ---------         -----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012          9.959161         10.271320         75,800.2199
01/01/2013 to 12/31/2013         10.271320         11.155889        159,477.3147
01/01/2014 to 12/31/2014         11.155889         11.634125        274,070.3383
01/01/2015 to 12/31/2015         11.634125         11.442731        320,626.0907
01/01/2016 to 12/31/2016         11.442731         11.766019        295,178.6529
--------------------------       ---------         ---------        ------------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)

04/28/2008 to 12/31/2008         16.521641         12.346921          1,050.4642
01/01/2009 to 12/31/2009         12.346921         17.828224         62,347.0700
01/01/2010 to 12/31/2010         17.828224         20.322814         96,853.0405
01/01/2011 to 12/31/2011         20.322814         20.480040         37,350.0527
01/01/2012 to 12/31/2012         20.480040         23.499166         36,230.1210
01/01/2013 to 12/31/2013         23.499166         25.297280         38,151.8512
01/01/2014 to 12/31/2014         25.297280         25.728991         38,934.9059
01/01/2015 to 12/31/2015         25.728991         24.307983         37,720.4638
01/01/2016 to 12/31/2016         24.307983         27.279691         33,782.7707
--------------------------       ---------         ---------        ------------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007         19.374246         16.212180        296,865.2128
01/01/2008 to 12/31/2008         16.212180          9.310030        272,766.8610
01/01/2009 to 12/31/2009          9.310030         12.350911        276,749.2300
01/01/2010 to 12/31/2010         12.350911         14.119798        240,895.6367
01/01/2011 to 12/31/2011         14.119798         13.126372        230,365.7004
01/01/2012 to 12/31/2012         13.126372         16.282280        207,750.3041
01/01/2013 to 12/31/2013         16.282280         16.600277        202,112.5575
01/01/2014 to 12/31/2014         16.600277         18.513524        214,136.9059
01/01/2015 to 12/31/2015         18.513524         17.973286        159,397.7474
01/01/2016 to 12/31/2016         17.973286         17.851529        152,235.4231
--------------------------       ---------         ---------        ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007          7.722873          7.775812      1,132,131.2474
01/01/2008 to 12/31/2008          7.775812          4.666062      1,000,363.5154
01/01/2009 to 12/31/2009          4.666062          6.108653        926,110.6800
01/01/2010 to 12/31/2010          6.108653          7.445477        792,115.7498
01/01/2011 to 12/31/2011          7.445477          7.569276        987,716.1050
01/01/2012 to 12/31/2012          7.569276          8.831514        889,674.6582
01/01/2013 to 12/31/2013          8.831514         12.661135        775,042.2623
01/01/2014 to 12/31/2014         12.661135         14.821679        715,108.2165
01/01/2015 to 12/31/2015         14.821679         14.004631        644,470.0476
01/01/2016 to 12/31/2016         14.004631         14.158857        590,531.9826
--------------------------       ---------         ---------      --------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))

05/03/2010 to 12/31/2010        144.950960        148.918147              0.0000
01/01/2011 to 12/31/2011        148.918147        135.568725            295.6237
01/01/2012 to 12/31/2012        135.568725        163.525609          1,460.4416
01/01/2013 to 12/31/2013        163.525609        207.359268          4,776.4480
01/01/2014 to 04/25/2014        207.359268        215.822643              0.0000
--------------------------      ----------        ----------      --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        11.148484         10.327747         357,208.5561
01/01/2008 to 12/31/2008        10.327747          4.614768         397,019.5508
01/01/2009 to 12/31/2009         4.614768          6.269067         404,485.0000
01/01/2010 to 12/31/2010         6.269067          6.625444         357,682.8321
01/01/2011 to 04/29/2011         6.625444          7.041458               0.0000
--------------------------      ---------         ---------         ------------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        15.097059         15.323863         344,335.6135
01/01/2008 to 12/31/2008        15.323863          9.644499         240,041.7492
01/01/2009 to 12/31/2009         9.644499         12.563686         157,907.5200
01/01/2010 to 12/31/2010        12.563686         15.368239         124,562.1973
01/01/2011 to 12/31/2011        15.368239         14.180003         106,829.9427
01/01/2012 to 12/31/2012        14.180003         16.490228         101,588.8933
01/01/2013 to 12/31/2013        16.490228         21.538023          69,225.0241
01/01/2014 to 12/31/2014        21.538023         24.012189          63,894.6203
01/01/2015 to 12/31/2015        24.012189         21.486918          69,446.3544
01/01/2016 to 12/31/2016        21.486918         23.945575          60,080.9011
--------------------------      ---------         ---------         ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        19.841608         19.316263         612,651.8756
01/01/2008 to 12/31/2008        19.316263         11.242663         424,126.3200
01/01/2009 to 12/31/2009        11.242663         17.165018         373,920.8600
01/01/2010 to 12/31/2010        17.165018         19.676322         339,146.0570
01/01/2011 to 12/31/2011        19.676322         16.612290         288,623.6657
01/01/2012 to 12/31/2012        16.612290         21.139984         261,418.3372
01/01/2013 to 12/31/2013        21.139984         27.161345         221,913.1567
01/01/2014 to 12/31/2014        27.161345         25.195123         219,997.1759
01/01/2015 to 12/31/2015        25.195123         23.685785         210,970.6702
01/01/2016 to 12/31/2016        23.685785         25.228651         192,959.7392
--------------------------      ---------         ---------         ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         1.010688          1.046910         788,059.5045
01/01/2013 to 12/31/2013         1.046910          1.049991       1,179,380.9298
01/01/2014 to 12/31/2014         1.049991          1.091538       1,051,686.1128
01/01/2015 to 12/31/2015         1.091538          1.029557         959,575.7660
01/01/2016 to 12/31/2016         1.029557          1.132497       1,005,659.1375
--------------------------      ---------         ---------       --------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        11.959052         11.480694         250,040.9111
01/01/2008 to 12/31/2008        11.480694          7.244190         268,990.4271
01/01/2009 to 12/31/2009         7.244190          9.028080         248,012.0600
01/01/2010 to 12/31/2010         9.028080         10.209672         304,913.0645
01/01/2011 to 12/31/2011        10.209672          9.903871         259,017.2604
01/01/2012 to 12/31/2012         9.903871         11.548197         212,872.4303
01/01/2013 to 12/31/2013        11.548197         15.394522         214,901.5361
01/01/2014 to 12/31/2014        15.394522         16.569280         202,506.1390
01/01/2015 to 12/31/2015        16.569280         15.340294         213,583.0685
01/01/2016 to 12/31/2016        15.340294         17.717108         140,193.5097
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)

04/28/2008 to 12/31/2008        25.142312         16.548422       294,989.3528
01/01/2009 to 12/31/2009        16.548422         20.617392       284,413.5500
01/01/2010 to 12/31/2010        20.617392         25.482748       252,852.3917
01/01/2011 to 12/31/2011        25.482748         24.163669       228,905.9807
01/01/2012 to 12/31/2012        24.163669         27.286655       206,980.4171
01/01/2013 to 12/31/2013        27.286655         35.009194       181,363.9431
01/01/2014 to 12/31/2014        35.009194         37.794846       163,192.9543
01/01/2015 to 12/31/2015        37.794846         33.871234       148,129.3582
01/01/2016 to 12/31/2016        33.871234         38.520988       136,330.0587
--------------------------      ---------         ---------       ------------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        14.524142         15.882719       454,153.4011
01/01/2008 to 12/31/2008        15.882719          9.581346       412,600.5895
01/01/2009 to 12/31/2009         9.581346         12.624541       386,283.9800
01/01/2010 to 12/31/2010        12.624541         15.685173       333,357.9880
01/01/2011 to 12/31/2011        15.685173         15.277443       288,892.2802
01/01/2012 to 12/31/2012        15.277443         17.783449       247,602.7989
01/01/2013 to 12/31/2013        17.783449         24.544872       220,633.8197
01/01/2014 to 12/31/2014        24.544872         26.079209       191,304.8335
01/01/2015 to 12/31/2015        26.079209         25.239059       178,301.6002
01/01/2016 to 12/31/2016        25.239059         27.692495       174,581.0684
--------------------------      ---------         ---------       ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        11.148910         10.594613       121,503.5234
01/01/2014 to 12/31/2014        10.594613         10.962847       116,800.1888
01/01/2015 to 12/31/2015        10.962847         10.846366       208,060.2342
01/01/2016 to 12/31/2016        10.846366         10.917691       145,052.4697
--------------------------      ---------         ---------       ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(R) BOND SUB-ACCOUNT (CLASS C))

04/28/2008 to 12/31/2008        10.038300          8.943139        46,839.5498
01/01/2009 to 12/31/2009         8.943139          9.873009       112,898.9900
01/01/2010 to 12/31/2010         9.873009         10.314243       153,300.1883
01/01/2011 to 12/31/2011        10.314243         10.743934       219,344.8366
01/01/2012 to 12/31/2012        10.743934         11.097843       138,170.4775
01/01/2013 to 04/26/2013        11.097843         11.069111             0.0000
--------------------------      ---------         ---------       ------------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         1.012743          1.048954        62,070.5999
01/01/2013 to 12/31/2013         1.048954          1.146295       222,261.1257
01/01/2014 to 12/31/2014         1.146295          1.207398       335,719.4931
01/01/2015 to 12/31/2015         1.207398          1.199459       839,723.9710
01/01/2016 to 12/31/2016         1.199459          1.215296       757,334.5545
--------------------------      ---------         ---------       ------------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        10.329074         13.001983       108,711.2677
01/01/2008 to 12/31/2008        13.001983          7.775588       169,321.2558
01/01/2009 to 12/31/2009         7.775588         10.781012       149,217.3400
01/01/2010 to 12/31/2010        10.781012         12.952026       136,322.4111
01/01/2011 to 12/31/2011        12.952026         12.564113       141,859.5060
01/01/2012 to 12/31/2012        12.564113         14.464335       110,727.3157
01/01/2013 to 12/31/2013        14.464335         16.681271        87,614.5439
01/01/2014 to 12/31/2014        16.681271         16.994178        66,555.7148
01/01/2015 to 12/31/2015        16.994178         16.938228        70,571.5679
01/01/2016 to 12/31/2016        16.938228         17.474437        61,542.4059
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(R) EMERGING
MARKETS EQUITY SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        10.467975         14.080259          77,966.6976
01/01/2008 to 12/31/2008        14.080259          6.164667         364,125.2526
01/01/2009 to 12/31/2009         6.164667         10.254869         410,476.1700
01/01/2010 to 12/31/2010        10.254869         12.485909         410,275.0363
01/01/2011 to 12/31/2011        12.485909          9.994683         382,555.7221
01/01/2012 to 12/31/2012         9.994683         11.699610         353,069.8090
01/01/2013 to 12/31/2013        11.699610         10.945850         349,212.7922
01/01/2014 to 12/31/2014        10.945850         10.074676         351,407.3540
01/01/2015 to 12/31/2015        10.074676          8.549479         329,244.9945
01/01/2016 to 12/31/2016         8.549479          9.386232         321,890.1046
--------------------------      ---------         ---------         ------------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)

05/03/2010 to 12/31/2010         9.997877         10.212345           6,039.9426
01/01/2011 to 12/31/2011        10.212345         10.257514          24,923.2211
01/01/2012 to 12/31/2012        10.257514         10.839267          27,652.8566
01/01/2013 to 12/31/2013        10.839267         11.081973          55,509.9936
01/01/2014 to 12/31/2014        11.081973         10.991845          39,286.8888
01/01/2015 to 12/31/2015        10.991845         10.732412          23,001.0540
01/01/2016 to 12/31/2016        10.732412         11.546814          28,168.9663
--------------------------      ---------         ---------         ------------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)

05/02/2011 to 12/31/2011         9.987878          9.757096          91,632.1430
01/01/2012 to 12/31/2012         9.757096         10.028733          72,506.4837
01/01/2013 to 12/31/2013        10.028733          9.989104          87,393.6539
01/01/2014 to 12/31/2014         9.989104          9.939505         114,407.0595
01/01/2015 to 12/31/2015         9.939505          9.725711         141,187.0018
01/01/2016 to 12/31/2016         9.725711          9.876187         127,237.9959
--------------------------      ---------         ---------         ------------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)

05/04/2009 to 12/31/2009         9.998301         10.886207               0.0000
01/01/2010 to 12/31/2010        10.886207         12.170430           5,950.1434
01/01/2011 to 12/31/2011        12.170430         11.943992          11,007.6424
01/01/2012 to 12/31/2012        11.943992         13.439500           9,315.4374
01/01/2013 to 12/31/2013        13.439500         13.370076          11,030.7084
01/01/2014 to 12/31/2014        13.370076         13.314584           9,066.3898
01/01/2015 to 12/31/2015        13.314584         12.564443           7,805.2144
01/01/2016 to 12/31/2016        12.564443         12.479398           8,287.2487
--------------------------      ---------         ---------         ------------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        13.000581         13.169061         841,388.5477
01/01/2008 to 12/31/2008        13.169061          7.674018       1,535,912.6750
01/01/2009 to 12/31/2009         7.674018         10.022737       1,400,066.7100
01/01/2010 to 12/31/2010        10.022737         11.497114       1,364,615.6660
01/01/2011 to 12/31/2011        11.497114         10.666773         936,437.0345
01/01/2012 to 12/31/2012        10.666773         12.260127         839,062.7299
01/01/2013 to 12/31/2013        12.260127         15.633590         777,351.3200
01/01/2014 to 12/31/2014        15.633590         16.176434         616,866.3906
01/01/2015 to 12/31/2015        16.176434         15.607765         583,894.4452
01/01/2016 to 12/31/2016        15.607765         16.747474         441,936.2983
--------------------------      ---------         ---------       --------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         9.986072         10.438856          23,487.6249
01/01/2013 to 12/31/2013        10.438856         11.754454          95,553.5466
01/01/2014 to 12/31/2014        11.754454         12.690330          99,759.8163
01/01/2015 to 12/31/2015        12.690330         11.984397         111,978.5674
01/01/2016 to 12/31/2016        11.984397         12.787154         120,705.2240
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013         1.078945          1.127041               0.0000
01/01/2014 to 12/31/2014         1.127041          1.212477          65,724.1605
01/01/2015 to 12/31/2015         1.212477          1.179361         356,048.5468
01/01/2016 to 12/31/2016         1.179361          1.211868         289,307.3554
--------------------------       --------          --------         ------------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        18.067717         17.250907         491,801.0641
01/01/2008 to 12/31/2008        17.250907         11.919451         361,320.7979
01/01/2009 to 12/31/2009        11.919451         14.840417         328,782.6600
01/01/2010 to 12/31/2010        14.840417         17.519779         289,746.7062
01/01/2011 to 12/31/2011        17.519779         15.700881         254,413.5291
01/01/2012 to 12/31/2012        15.700881         18.238666         230,462.4788
01/01/2013 to 12/31/2013        18.238666         23.785204         174,443.6760
01/01/2014 to 12/31/2014        23.785204         23.821107         149,731.4938
01/01/2015 to 12/31/2015        23.821107         22.186163         133,505.4402
01/01/2016 to 12/31/2016        22.186163         28.672749         113,365.0930
--------------------------      ---------         ---------         ------------

MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        15.908560         17.753236         652,235.7138
01/01/2008 to 12/31/2008        17.753236         10.079197         596,720.4093
01/01/2009 to 12/31/2009        10.079197         13.063369         540,968.0700
01/01/2010 to 12/31/2010        13.063369         14.336647         491,102.2681
01/01/2011 to 12/31/2011        14.336647         12.610368         452,308.2946
01/01/2012 to 12/31/2012        12.610368         14.497083         418,999.9565
01/01/2013 to 12/31/2013        14.497083         17.025678         363,367.1525
01/01/2014 to 12/31/2014        17.025678         15.598789         330,191.4479
01/01/2015 to 12/31/2015        15.598789         15.086420         306,172.7989
01/01/2016 to 12/31/2016        15.086420         14.724356         294,860.3479
--------------------------      ---------         ---------         ------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014         0.999788          1.034516               0.0000
01/01/2015 to 12/31/2015         1.034516          0.962815               0.0000
01/01/2016 to 12/31/2016         0.962815          1.053457               0.0000
--------------------------      ---------         ---------         ------------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        11.042066         12.045226         432,594.9317
01/01/2008 to 12/31/2008        12.045226         11.042431         384,673.7109
01/01/2009 to 12/31/2009        11.042431         12.834995         462,144.7100
01/01/2010 to 12/31/2010        12.834995         13.618440         474,352.0973
01/01/2011 to 12/31/2011        13.618440         14.903492         444,779.5970
01/01/2012 to 12/31/2012        14.903492         16.013001         422,754.5344
01/01/2013 to 12/31/2013        16.013001         14.304314         328,697.5153
01/01/2014 to 12/31/2014        14.304314         14.491787         288,900.9516
01/01/2015 to 12/31/2015        14.491787         13.825127         255,596.5978
01/01/2016 to 12/31/2016        13.825127         14.290930         238,717.0241
--------------------------      ---------         ---------         ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        12.456484         13.191600       1,271,672.9875
01/01/2008 to 12/31/2008        13.191600         13.041402       1,126,122.6669
01/01/2009 to 12/31/2009        13.041402         15.155905       1,338,326.3400
01/01/2010 to 12/31/2010        15.155905         16.142116       1,292,032.1519
01/01/2011 to 12/31/2011        16.142116         16.398294       1,192,865.4435
01/01/2012 to 12/31/2012        16.398294         17.641576       1,145,734.6700
01/01/2013 to 12/31/2013        17.641576         17.037533       1,046,588.4881
01/01/2014 to 12/31/2014        17.037533         17.478695         876,449.6340
01/01/2015 to 12/31/2015        17.478695         17.210733         741,494.2528
01/01/2016 to 12/31/2016        17.210733         17.388274         669,148.9329
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
PYRAMIS(R) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012        10.756296         10.911620         6,476.7238
01/01/2013 to 12/31/2013        10.911620         10.258227             0.0000
01/01/2014 to 12/31/2014        10.258227         10.863707           786.7459
01/01/2015 to 12/31/2015        10.863707         10.742623         9,706.4907
01/01/2016 to 12/31/2016        10.742623         10.716734        31,806.4985
--------------------------      ---------         ---------        -----------

PYRAMIS(R) MANAGED RISK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        10.215677         10.741899         2,754.7806
01/01/2014 to 12/31/2014        10.741899         11.490620         7,922.8233
01/01/2015 to 12/31/2015        11.490620         11.172311        37,538.5190
01/01/2016 to 12/31/2016        11.172311         11.502747        33,805.7209
--------------------------      ---------         ---------        -----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)

04/30/2012 to 12/31/2012         1.010721          1.067048       102,507.6832
01/01/2013 to 12/31/2013         1.067048          1.156866        90,431.3613
01/01/2014 to 12/31/2014         1.156866          1.227228       121,820.1471
01/01/2015 to 12/31/2015         1.227228          1.197730       123,211.9457
01/01/2016 to 12/31/2016         1.197730          1.245977        67,341.1600
--------------------------      ---------         ---------       ------------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008         8.366070          8.529438       115,046.5345
01/01/2009 to 12/31/2009         8.529438         10.488347       232,249.8700
01/01/2010 to 12/31/2010        10.488347         11.591023       287,201.3153
01/01/2011 to 12/31/2011        11.591023         11.534218       240,756.1157
01/01/2012 to 12/31/2012        11.534218         12.814640       200,506.0584
01/01/2013 to 12/31/2013        12.814640         14.249194       159,708.6713
01/01/2014 to 12/31/2014        14.249194         14.845443       154,433.3538
01/01/2015 to 12/31/2015        14.845443         14.330148       146,640.4199
01/01/2016 to 12/31/2016        14.330148         14.925871       145,163.9856
--------------------------      ---------         ---------       ------------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008         7.746225          7.819791        35,040.3316
01/01/2009 to 12/31/2009         7.819791          9.940016        78,382.7900
01/01/2010 to 12/31/2010         9.940016         11.172483       207,630.6194
01/01/2011 to 12/31/2011        11.172483         10.766774       210,262.8165
01/01/2012 to 12/31/2012        10.766774         12.193838       170,007.8619
01/01/2013 to 12/31/2013        12.193838         14.176143       116,431.9234
01/01/2014 to 12/31/2014        14.176143         14.708912       157,390.2312
01/01/2015 to 12/31/2015        14.708912         14.147975       147,543.4499
01/01/2016 to 12/31/2016        14.147975         14.888720       136,682.0295
--------------------------      ---------         ---------       ------------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        56.187289         57.377185       486,247.6436
01/01/2008 to 12/31/2008        57.377185         35.967814       411,273.3121
01/01/2009 to 12/31/2009        35.967814         41.928431       395,436.6000
01/01/2010 to 12/31/2010        41.928431         48.309957       368,915.5742
01/01/2011 to 12/31/2011        48.309957         45.660800       327,734.0317
01/01/2012 to 12/31/2012        45.660800         53.037202       287,622.0925
01/01/2013 to 12/31/2013        53.037202         69.859904       250,679.3885
01/01/2014 to 12/31/2014        69.859904         77.920551       217,560.0163
01/01/2015 to 12/31/2015        77.920551         73.970867       198,848.7158
01/01/2016 to 12/31/2016        73.970867         84.445625       176,562.6328
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007         8.347710          9.668240         663,347.2356
01/01/2008 to 12/31/2008         9.668240          5.735290         573,694.3598
01/01/2009 to 12/31/2009         5.735290          8.214937         597,489.2400
01/01/2010 to 12/31/2010         8.214937         10.327880         562,329.8372
01/01/2011 to 12/31/2011        10.327880         10.001799         503,082.1328
01/01/2012 to 12/31/2012        10.001799         11.194572         449,918.8428
01/01/2013 to 12/31/2013        11.194572         15.054336         415,092.9530
01/01/2014 to 12/31/2014        15.054336         16.716356         319,662.6802
01/01/2015 to 12/31/2015        16.716356         17.557671         298,017.7516
01/01/2016 to 12/31/2016        17.557671         18.362182         262,004.1965
--------------------------      ---------         ---------         ------------

METROPOLITAN SERIES FUND

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        13.935607         15.277449         192,488.4935
01/01/2014 to 12/31/2014        15.277449         14.539548         187,807.2959
01/01/2015 to 12/31/2015        14.539548         14.005246         184,856.7534
01/01/2016 to 12/31/2016        14.005246         14.486334         177,379.1753
--------------------------      ---------         ---------         ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(R)
INTERNATIONAL SUB-ACCOUNT (CLASS C))

04/28/2008 to 12/31/2008        10.088298          6.048679          88,636.9687
01/01/2009 to 12/31/2009         6.048679          8.490229         253,027.1900
01/01/2010 to 12/31/2010         8.490229          8.935936         251,717.4143
01/01/2011 to 12/31/2011         8.935936          7.541827         255,756.1243
01/01/2012 to 12/31/2012         7.541827          8.720379         229,064.7049
01/01/2013 to 04/26/2013         8.720379          9.039946               0.0000
--------------------------      ---------         ---------         ------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        14.191970         14.675475           5,525.9400
01/01/2010 to 12/31/2010        14.675475         15.266288           8,220.3652
01/01/2011 to 12/31/2011        15.266288         16.106936          12,950.0858
01/01/2012 to 12/31/2012        16.106936         16.426112           9,286.0906
01/01/2013 to 12/31/2013        16.426112         15.757749          36,995.0079
01/01/2014 to 12/31/2014        15.757749         16.362498          40,853.4368
01/01/2015 to 12/31/2015        16.362498         16.101757          39,077.4757
01/01/2016 to 12/31/2016        16.101757         16.184897          10,074.0474
--------------------------      ---------         ---------         ------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY
MARKET SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        10.289723         10.618348       1,169,493.5887
01/01/2008 to 12/31/2008        10.618348         10.726329       2,284,101.6264
01/01/2009 to 12/31/2009        10.726329         10.588094       1,525,154.2500
01/01/2010 to 12/31/2010        10.588094         10.425239       1,205,546.9615
01/01/2011 to 12/31/2011        10.425239         10.265326         942,625.3766
01/01/2012 to 12/31/2012        10.265326         10.106578       1,086,706.2707
01/01/2013 to 12/31/2013        10.106578          9.951130         792,241.1538
01/01/2014 to 12/31/2014         9.951130          9.798073         728,579.0273
01/01/2015 to 12/31/2015         9.798073          9.647370         553,699.2579
01/01/2016 to 12/31/2016         9.647370          9.509638         430,954.4504
--------------------------      ---------         ---------       --------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        14.819915         17.648988          63,399.9737
01/01/2014 to 12/31/2014        17.648988         19.267510          45,332.7249
01/01/2015 to 12/31/2015        19.267510         19.465214          43,015.5202
01/01/2016 to 12/31/2016        19.465214         20.154346          41,501.3431
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007        12.716515         15.543311       134,321.4342
01/01/2008 to 12/31/2008        15.543311          7.912081       166,760.8015
01/01/2009 to 12/31/2009         7.912081         11.464744       131,729.3500
01/01/2010 to 12/31/2010        11.464744         14.354847        75,894.6757
01/01/2011 to 12/31/2011        14.354847         13.079300        95,516.9448
01/01/2012 to 12/31/2012        13.079300         13.652250        81,391.2387
01/01/2013 to 04/26/2013        13.652250         14.724380             0.0000
--------------------------      ---------         ---------       ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        11.779506         12.918182       451,175.1090
01/01/2008 to 12/31/2008        12.918182          8.070513       433,623.7697
01/01/2009 to 12/31/2009         8.070513         11.090236       363,240.7200
01/01/2010 to 12/31/2010        11.090236         12.155181       344,473.9317
01/01/2011 to 12/31/2011        12.155181         11.995148       324,999.5625
01/01/2012 to 12/31/2012        11.995148         13.646987       544,829.0387
01/01/2013 to 12/31/2013        13.646987         18.372896       462,359.5514
01/01/2014 to 12/31/2014        18.372896         19.672009       405,129.0160
01/01/2015 to 12/31/2015        19.672009         21.410904       349,058.0769
01/01/2016 to 12/31/2016        21.410904         21.054233       307,976.1702
--------------------------      ---------         ---------       ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))

11/12/2007 to 12/31/2007         9.565084          9.981362        50,306.4617
01/01/2008 to 12/31/2008         9.981362          5.718913       350,930.5917
01/01/2009 to 12/31/2009         5.718913          6.940210       194,389.4800
01/01/2010 to 12/31/2010         6.940210          7.884813       154,646.0355
01/01/2011 to 12/31/2011         7.884813          7.465675       218,057.8904
01/01/2012 to 12/31/2012         7.465675          8.281762       145,710.4554
01/01/2013 to 04/26/2013         8.281762          8.895884             0.0000
--------------------------      ---------         ---------       ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007         9.078212         10.214981       762,423.8995
01/01/2008 to 12/31/2008        10.214981          5.436980       679,472.6189
01/01/2009 to 12/31/2009         5.436980          7.692918       545,880.7200
01/01/2010 to 12/31/2010         7.692918          8.286415       492,118.1202
01/01/2011 to 12/31/2011         8.286415          8.046579       434,488.9432
01/01/2012 to 04/27/2012         8.046579          9.047954             0.0000
--------------------------      ---------         ---------       ------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        17.933554         16.407030       360,709.1911
01/01/2008 to 12/31/2008        16.407030          8.701509       297,363.5059
01/01/2009 to 12/31/2009         8.701509         12.097394       272,777.0400
01/01/2010 to 12/31/2010        12.097394         13.669557       225,373.0875
01/01/2011 to 12/31/2011        13.669557         14.333336       234,294.1868
01/01/2012 to 12/31/2012        14.333336         15.746118       196,773.5114
01/01/2013 to 12/31/2013        15.746118         21.164392       184,312.5602
01/01/2014 to 12/31/2014        21.164392         21.187694       151,309.0082
01/01/2015 to 12/31/2015        21.187694         18.845513       135,193.3847
01/01/2016 to 12/31/2016        18.845513         22.758926       122,700.7838
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)

11/10/2008 to 12/31/2008        10.065301         10.133319               0.0000
01/01/2009 to 12/31/2009        10.133319         14.239504               0.0000
01/01/2010 to 12/31/2010        14.239504         17.187816           3,017.5166
01/01/2011 to 12/31/2011        17.187816         14.173361           5,191.3554
01/01/2012 to 12/31/2012        14.173361         16.452693           5,247.6354
01/01/2013 to 12/31/2013        16.452693         20.671154           8,103.1670
01/01/2014 to 12/31/2014        20.671154         18.990638           6,421.8870
01/01/2015 to 12/31/2015        18.990638         19.774671           6,500.9857
01/01/2016 to 12/31/2016        19.774671         20.604970           9,604.4152
--------------------------      ---------         ---------           ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)

05/02/2016 to 12/31/2016        22.501097         22.879860          26,723.1681
--------------------------      ---------         ---------          -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET
INVESTORS SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))

05/04/2009 to 12/31/2009        13.094754         16.037793          61,906.1300
01/01/2010 to 12/31/2010        16.037793         18.306978          42,135.0744
01/01/2011 to 12/31/2011        18.306978         17.147741          35,679.2868
01/01/2012 to 12/31/2012        17.147741         18.634623          34,442.5326
01/01/2013 to 12/31/2013        18.634623         24.350383          36,693.2866
01/01/2014 to 12/31/2014        24.350383         26.596808          25,881.8827
01/01/2015 to 12/31/2015        26.596808         26.122100          23,287.7644
01/01/2016 to 04/29/2016        26.122100         26.272271               0.0000
--------------------------      ---------         ---------          -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE
EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E))

01/01/2007 to 12/31/2007        14.473087         14.880819       1,495,654.1766
01/01/2008 to 12/31/2008        14.880819          8.870125       1,234,431.6681
01/01/2009 to 12/31/2009         8.870125         11.513436       1,195,568.3200
01/01/2010 to 12/31/2010        11.513436         12.676051       1,115,707.0529
01/01/2011 to 12/31/2011        12.676051         11.959860       1,027,299.5651
01/01/2012 to 12/31/2012        11.959860         13.270583         935,096.9332
01/01/2013 to 12/31/2013        13.270583         17.447529         772,027.7312
01/01/2014 to 12/31/2014        17.447529         18.973811         645,530.0514
01/01/2015 to 12/31/2015        18.973811         19.105426         559,895.7047
01/01/2016 to 12/31/2016        19.105426         20.157035         504,086.0079
--------------------------      ---------         ---------       --------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        13.760325         14.018688           3,221.2296
01/01/2015 to 12/31/2015        14.018688         13.722248          56,458.9711
01/01/2016 to 12/31/2016        13.722248         14.123267          17,776.6578
--------------------------      ---------         ---------       --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        14.356889         14.743659       4,407,926.8676
01/01/2015 to 12/31/2015        14.743659         14.361077       3,810,842.1741
01/01/2016 to 12/31/2016        14.361077         15.001028       3,360,808.9284
--------------------------      ---------         ---------       --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        11.123726         11.600009       1,586,151.4732
01/01/2008 to 12/31/2008        11.600009          9.062519       2,159,486.8389
01/01/2009 to 12/31/2009         9.062519         10.967254       2,497,299.8200
01/01/2010 to 12/31/2010        10.967254         11.975937       2,177,429.4981
01/01/2011 to 12/31/2011        11.975937         12.001477       2,115,155.9229
01/01/2012 to 12/31/2012        12.001477         13.105255       2,297,530.1270
01/01/2013 to 12/31/2013        13.105255         14.075290       1,879,942.8260
01/01/2014 to 04/25/2014        14.075290         14.184385               0.0000
--------------------------      ---------         ---------       --------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                      1.55% SEPARATE ACCOUNT PRODUCT CHARGES
----------------------------------------------------------------------------------
                                                                     NUMBER OF
                               ACCUMULATION      ACCUMULATION       ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT          UNITS
                               BEGINNING OF         END OF         OUTSTANDING AT
                                  PERIOD            PERIOD         END OF PERIOD
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        11.568201         12.096278        3,288,268.4774
01/01/2008 to 12/31/2008        12.096278          8.763057        3,598,191.9541
01/01/2009 to 12/31/2009         8.763057         10.879096        3,979,307.5900
01/01/2010 to 12/31/2010        10.879096         12.040052        3,901,048.6063
01/01/2011 to 12/31/2011        12.040052         11.841405        3,935,094.1230
01/01/2012 to 12/31/2012        11.841405         13.103329        3,530,442.6122
01/01/2013 to 12/31/2013        13.103329         14.737182        3,171,181.0548
01/01/2014 to 04/25/2014        14.737182         14.795444                0.0000
--------------------------      ---------         ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        14.764283         15.276918        7,087,722.8999
01/01/2015 to 12/31/2015        15.276918         14.851241        6,334,125.1094
01/01/2016 to 12/31/2016        14.851241         15.661820        5,563,139.0912
--------------------------      ---------         ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        12.087152         12.481300        9,324,716.7248
01/01/2008 to 12/31/2008        12.481300          8.364141       10,849,770.5766
01/01/2009 to 12/31/2009         8.364141         10.569112       10,269,763.0200
01/01/2010 to 12/31/2010        10.569112         11.820410        9,751,532.9934
01/01/2011 to 12/31/2011        11.820410         11.440794        9,159,590.7551
01/01/2012 to 12/31/2012        11.440794         12.833143        8,345,063.0100
01/01/2013 to 12/31/2013        12.833143         15.089511        7,600,157.5873
01/01/2014 to 04/25/2014        15.089511         15.103578                0.0000
--------------------------      ---------         ---------       ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)

04/28/2014 to 12/31/2014        14.737691         15.337387        9,384,594.2136
01/01/2015 to 12/31/2015        15.337387         14.845337        8,521,779.2866
01/01/2016 to 12/31/2016        14.845337         15.806947        7,598,153.7707
--------------------------      ---------         ---------       ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES
TRUST - METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))

01/01/2007 to 12/31/2007        12.744446         13.137431       11,512,392.7137
01/01/2008 to 12/31/2008        13.137431          8.036651       12,124,140.4414
01/01/2009 to 12/31/2009         8.036651         10.294738       11,480,758.2200
01/01/2010 to 12/31/2010        10.294738         11.706585       11,011,636.7263
01/01/2011 to 12/31/2011        11.706585         11.080407       10,438,656.6604
01/01/2012 to 12/31/2012        11.080407         12.624065        9,999,961.7509
01/01/2013 to 12/31/2013        12.624065         15.651096       10,020,906.3295
01/01/2014 to 04/25/2014        15.651096         15.580490                0.0000
--------------------------      ---------         ---------       ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))

04/28/2008 to 12/31/2008         9.998301          7.026370          586,127.7145
01/01/2009 to 12/31/2009         7.026370          8.893585          877,303.5700
01/01/2010 to 12/31/2010         8.893585          9.636546        1,095,803.9949
01/01/2011 to 12/31/2011         9.636546          9.321590          950,200.6864
01/01/2012 to 12/31/2012         9.321590         10.657275          978,490.6907
01/01/2013 to 04/26/2013        10.657275         11.467659                0.0000
--------------------------      ---------         ---------       ---------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        10.934843         13.616598             0.0000
01/01/2010 to 12/31/2010        13.616598         16.882236         2,093.8174
01/01/2011 to 12/31/2011        16.882236         16.250831         6,628.1527
01/01/2012 to 12/31/2012        16.250831         18.762206         8,509.7577
01/01/2013 to 12/31/2013        18.762206         24.524407         8,608.0435
01/01/2014 to 12/31/2014        24.524407         26.371729        15,135.3832
01/01/2015 to 12/31/2015        26.371729         25.270873        11,757.7587
01/01/2016 to 12/31/2016        25.270873         29.879244        13,165.6258
--------------------------      ---------         ---------        -----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007        13.190324         13.635141       221,264.4210
01/01/2008 to 12/31/2008        13.635141          8.424388       216,440.5197
01/01/2009 to 12/31/2009         8.424388         10.446974       190,401.0500
01/01/2010 to 12/31/2010        10.446974         11.779268       168,592.6342
01/01/2011 to 12/31/2011        11.779268         11.790488       177,264.0412
01/01/2012 to 12/31/2012        11.790488         13.401926       146,636.0088
01/01/2013 to 12/31/2013        13.401926         17.382241        96,688.3209
01/01/2014 to 12/31/2014        17.382241         19.360613       110,598.1876
01/01/2015 to 12/31/2015        19.360613         19.240792       117,904.1059
01/01/2016 to 12/31/2016        19.240792         21.105509       135,333.5059
--------------------------      ---------         ---------       ------------

MFS(R) VALUE SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        18.482830         21.574246        97,607.7969
01/01/2014 to 12/31/2014        21.574246         23.486045        91,526.4498
01/01/2015 to 12/31/2015        23.486045         23.040527        79,534.8769
01/01/2016 to 12/31/2016        23.040527         25.883901       118,408.1360
--------------------------      ---------         ---------       ------------

MFS(R) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT
(CLASS B))

04/28/2008 to 12/31/2008         9.998301          6.593315        37,172.7960
01/01/2009 to 12/31/2009         6.593315          8.107374       132,880.4000
01/01/2010 to 12/31/2010         8.107374          8.862691       172,740.9336
01/01/2011 to 12/31/2011         8.862691          8.678933       201,264.2905
01/01/2012 to 12/31/2012         8.678933          9.733885       173,253.4134
01/01/2013 to 04/26/2013         9.733885         10.657517             0.0000
--------------------------      ---------         ---------       ------------

MSCI EAFE(R) INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009         9.084172         11.694698             0.0000
01/01/2010 to 12/31/2010        11.694698         12.408974         1,637.9808
01/01/2011 to 12/31/2011        12.408974         10.672477         1,743.8301
01/01/2012 to 12/31/2012        10.672477         12.392538             0.0000
01/01/2013 to 12/31/2013        12.392538         14.817713             0.0000
01/01/2014 to 12/31/2014        14.817713         13.666180         4,931.6370
01/01/2015 to 12/31/2015        13.666180         13.279593         5,692.6090
01/01/2016 to 12/31/2016        13.279593         13.202006         5,518.6401
--------------------------      ---------         ---------       ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        19.689669         24.563132        61,532.2303
01/01/2014 to 12/31/2014        24.563132         24.112658        55,751.6903
01/01/2015 to 12/31/2015        24.112658         23.832007        42,427.8436
01/01/2016 to 12/31/2016        23.832007         27.781792        32,872.7784
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT
(CLASS B))

01/01/2007 to 12/31/2007        16.220973         15.537282       137,261.7284
01/01/2008 to 12/31/2008        15.537282          9.438452       122,521.4422
01/01/2009 to 12/31/2009         9.438452         12.709651       133,468.2100
01/01/2010 to 12/31/2010        12.709651         15.374940       133,230.1827
01/01/2011 to 12/31/2011        15.374940         14.340195       101,338.5884
01/01/2012 to 12/31/2012        14.340195         14.864760        84,563.8075
01/01/2013 to 04/26/2013        14.864760         16.109809             0.0000
--------------------------      ---------         ---------       ------------

RUSSELL 2000(R) INDEX SUB-ACCOUNT (CLASS G)

05/04/2009 to 12/31/2009        11.260792         13.846549             0.0000
01/01/2010 to 12/31/2010        13.846549         17.252923         4,759.2141
01/01/2011 to 12/31/2011        17.252923         16.252871         1,396.6129
01/01/2012 to 12/31/2012        16.252871         18.553158           458.4027
01/01/2013 to 12/31/2013        18.553158         25.231826         5,375.8055
01/01/2014 to 12/31/2014        25.231826         26.018865         7,576.8983
01/01/2015 to 12/31/2015        26.018865         24.456492        16,079.5753
01/01/2016 to 12/31/2016        24.456492         29.119298        14,442.7159
--------------------------      ---------         ---------       ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)

04/29/2013 to 12/31/2013        17.050592         21.507664       251,683.9892
01/01/2014 to 12/31/2014        21.507664         23.045926       246,563.2527
01/01/2015 to 12/31/2015        23.045926         25.076944       196,554.6495
01/01/2016 to 12/31/2016        25.076944         25.069466       204,086.7472
--------------------------      ---------         ---------       ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007         4.893393          6.336505       282,587.0288
01/01/2008 to 12/31/2008         6.336505          3.465479       368,809.9524
01/01/2009 to 12/31/2009         3.465479          5.424533       317,879.3700
01/01/2010 to 12/31/2010         5.424533          6.820134       320,664.4901
01/01/2011 to 12/31/2011         6.820134          6.050937       354,105.7174
01/01/2012 to 12/31/2012         6.050937          6.679328       280,696.4979
01/01/2013 to 04/26/2013         6.679328          6.981386             0.0000
--------------------------      ---------         ---------       ------------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)

05/04/2009 to 12/31/2009        11.618661         14.761175         6,395.6400
01/01/2010 to 12/31/2010        14.761175         18.752786         6,699.3213
01/01/2011 to 12/31/2011        18.752786         15.385924         7,572.2550
01/01/2012 to 12/31/2012        15.385924         15.538597         7,769.1703
01/01/2013 to 12/31/2013        15.538597         16.945060        15,135.0075
01/01/2014 to 12/31/2014        16.945060         13.543729        19,102.5613
01/01/2015 to 12/31/2015        13.543729          8.966866        22,620.1173
01/01/2016 to 12/31/2016         8.966866         12.690791        15,938.0666
--------------------------      ---------         ---------       ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)

05/02/2016 to 12/31/2016        29.039245         30.090112       206,291.0521
--------------------------      ---------         ---------       ------------


APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                     1.55% SEPARATE ACCOUNT PRODUCT CHARGES
--------------------------------------------------------------------------------
                                                                    NUMBER OF
                               ACCUMULATION      ACCUMULATION      ACCUMULATION
                              UNIT VALUE AT     UNIT VALUE AT         UNITS
                               BEGINNING OF         END OF        OUTSTANDING AT
                                  PERIOD            PERIOD        END OF PERIOD
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
(FORMERLY MET INVESTORS SERIES TRUST - LORD
 ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B))

01/01/2007 to 12/31/2007     18.343828         19.243149          648,345.7027
01/01/2008 to 12/31/2008     19.243149         15.421699          510,096.0497
01/01/2009 to 12/31/2009     15.421699         20.768373          486,629.5600
01/01/2010 to 12/31/2010     20.768373         23.100413          428,787.0772
01/01/2011 to 12/31/2011     23.100413         23.760160          363,408.0986
01/01/2012 to 12/31/2012     23.760160         26.421594          324,381.2024
01/01/2013 to 12/31/2013     26.421594         28.090996          292,012.0085
01/01/2014 to 12/31/2014     28.090996         28.994604          251,190.3341
01/01/2015 to 12/31/2015     28.994604         27.927877          223,421.9125
01/01/2016 to 04/29/2016     27.927877         28.762516                0.0000
--------------------------   ---------         ---------          ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)

05/02/2016 to 12/31/2016     29.632173         30.731389           25,571.7670
--------------------------   ---------         ---------          ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
(FORMERLY MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))

05/03/2010 to 12/31/2010     23.229967         24.376105            8,891.5389
01/01/2011 to 12/31/2011     24.376105         24.831966           16,152.9711
01/01/2012 to 12/31/2012     24.831966         27.248639           26,183.7495
01/01/2013 to 12/31/2013     27.248639         27.208078           34,966.6484
01/01/2014 to 12/31/2014     27.208078         27.979779           51,296.6141
01/01/2015 to 12/31/2015     27.979779         27.147941           36,587.9580
01/01/2016 to 04/29/2016     27.147941         27.807423                0.0000
--------------------------   ---------         ---------          ------------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)

01/01/2007 to 12/31/2007     15.884610         16.269782            1,574.9014
01/01/2008 to 12/31/2008     16.269782         15.933627            7,981.1337
01/01/2009 to 12/31/2009     15.933627         16.328707           46,000.8400
01/01/2010 to 12/31/2010     16.328707         16.960653           52,317.2259
01/01/2011 to 12/31/2011     16.960653         17.579867           17,883.7229
01/01/2012 to 12/31/2012     17.579867         17.835571           14,057.1652
01/01/2013 to 12/31/2013     17.835571         17.402272           11,054.6297
01/01/2014 to 12/31/2014     17.402272         17.571568            8,437.0857
01/01/2015 to 12/31/2015     17.571568         17.354429            7,964.1831
01/01/2016 to 12/31/2016     17.354429         17.262024            8,606.0275

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


DISCONTINUED INVESTMENT PORTFOLIOS



The following Investment Portfolios are no longer available for allocations of new Purchase Payments or transfers of Account Value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing):
Brighthouse Funds Trust II (formerly Metropolitan Series Fund):
Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly Met/Wellington Core Equity Opportunities Portfolio) (Class E) (closed effective May 1, 2016); and Brighthouse Funds Trust II (formerly Metropolitan Series
Fund): Western Asset Management Strategic Bond Opportunities Portfolio (Class
E) (closed effective May 1, 2016).


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.


Effective as of May 1, 2011, Brighthouse Funds Trust I: Legg Mason Value Equity Portfolio (Class B) merged into Brighthouse Funds Trust I: ClearBridge Aggressive Growth Portfolio (Class B) (formerly Legg Mason ClearBridge Aggressive Growth Portfolio).


Effective as of April 30, 2012, Brighthouse Funds Trust I: Oppenheimer Capital Appreciation Portfolio (Class B) merged into Brighthouse Funds Trust II:
Jennison Growth Portfolio (Class B).



Effective as of April 29, 2013:



o Brighthouse Funds Trust I: American Funds(R) International Portfolio (Class
  C) merged into Brighthouse Funds Trust II: Baillie Gifford International Stock Portfolio (Class B);


o Brighthouse Funds Trust I: Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio) (Class B) merged into Brighthouse Funds Trust II: Jennison Growth Portfolio (Class B);


o Brighthouse Funds Trust I: Met/Franklin Mutual Shares Portfolio (Class B) merged into Brighthouse Funds Trust II: MFS(R) Value Portfolio (Class B);


o Brighthouse Funds Trust I: Met/Franklin Templeton Founding Strategy Portfolio (Class B) merged into Brighthouse Funds Trust I: MetLife Growth Strategy Portfolio (Class B);


o Brighthouse Funds Trust I: MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) (Class B) merged into Brighthouse Funds Trust II: Neuberger Berman Genesis Portfolio (Class B);


o Brighthouse Funds Trust I: RCM Technology Portfolio (Class B) merged into Brighthouse Funds Trust II: T. Rowe Price Large Cap Growth Portfolio (Class
  B); and


o Brighthouse Funds Trust I: Turner Mid Cap Growth Portfolio (Class B) merged into Brighthouse Funds Trust II: Frontier Mid Cap Growth Portfolio (Class
  B).



Effective as of April 28, 2014:



o Brighthouse Funds Trust I: ClearBridge Aggressive Growth Portfolio II (Class
  B) (formerly Janus Forty Portfolio) merged into Brighthouse Funds Trust I:
  ClearBridge Aggressive Growth Portfolio (Class B);


o Brighthouse Funds Trust I: MetLife Defensive Strategy Portfolio (Class B) merged into Brighthouse Funds Trust II: Brighthouse Asset Allocation 40 Portfolio (Class B);


o Brighthouse Funds Trust I: MetLife Moderate Strategy Portfolio (Class B) merged into Brighthouse Funds Trust II: Brighthouse Asset Allocation 40 Portfolio (Class B);

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


o Brighthouse Funds Trust I: MetLife Balanced Strategy Portfolio (Class B) merged into Brighthouse Funds Trust II: Brighthouse Asset Allocation 60 Portfolio (Class B); and


o Brighthouse Funds Trust I: MetLife Growth Strategy Portfolio (Class B) merged into Brighthouse Funds Trust II: Brighthouse Asset Allocation 80 Portfolio (Class B).



Effective as of May 1, 2016:



o Brighthouse Funds Trust I: Lord Abbett Bond Debenture Portfolio (Class B) merged into Brighthouse Funds Trust II: Western Asset Management Strategic Bond Opportunities Portfolio (Class B);


o Brighthouse Funds Trust I: Pioneer Fund Portfolio (Class B) merged into Brighthouse Funds Trust II: Brighthouse/


     Wellington Core Equity Opportunities Portfolio (Class B); and



o Brighthouse Funds Trust I: Pioneer Strategic Income Portfolio (Class E) merged into Brighthouse Funds Trust II: Western


     Asset Management Strategic Bond Opportunities Portfolio (Class E).

                      This page intentionally left blank.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.




             INVESTMENT PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------- ------------------------------------------------
 BRIGHTHOUSE FUNDS TRUST I (FORMERLY
 MET INVESTORS SERIES TRUST)

 AB Global Dynamic Allocation Portfolio       Seeks capital appreciation and current
 (Class B)                                    income.
 Allianz Global Investors Dynamic Multi-      Seeks total return.
 Asset Plus Portfolio (Class B)
 American Funds(R) Balanced Allocation        Seeks a balance between a high level of
 Portfolio (Class C)                          current income and growth of capital, with a
                                              greater emphasis on growth of capital.
 American Funds(R) Growth Allocation          Seeks growth of capital.
 Portfolio (Class C)
 American Funds(R) Growth Portfolio           Seeks to achieve growth of capital.
 (Class C)
 American Funds(R) Moderate Allocation        Seeks a high total return in the form of
 Portfolio (Class C)                          income and growth of capital, with a greater
                                              emphasis on income.
 AQR Global Risk Balanced Portfolio           Seeks total return.
 (Class B)
 BlackRock Global Tactical Strategies         Seeks capital appreciation and current
 Portfolio (Class B)                          income.
 BlackRock High Yield Portfolio (Class B)     Seeks to maximize total return, consistent
                                              with income generation and prudent
                                              investment management.
 Brighthouse Asset Allocation 100 Portfolio   Seeks growth of capital.
 (Class B) (formerly MetLife Asset
 Allocation 100 Portfolio)
 Brighthouse Balanced Plus Portfolio          Seeks a balance between a high level of
 (Class B) (formerly MetLife Balanced Plus    current income and growth of capital, with a
 Portfolio)                                   greater emphasis on growth of capital.
 Brighthouse Small Cap Value Portfolio        Seeks long-term capital appreciation.
 (Class B) (formerly MetLife Small Cap
 Value Portfolio)
 Brighthouse/Aberdeen Emerging Markets        Seeks capital appreciation.
 Equity Portfolio (Class B) (formerly Met/
 Aberdeen Emerging Markets Equity
 Portfolio)
 Brighthouse/Eaton Vance Floating Rate        Seeks a high level of current income.
 Portfolio (Class B) (formerly Met/Eaton
 Vance Floating Rate Portfolio)
 Brighthouse/Franklin Low Duration Total      Seeks a high level of current income, while
 Return Portfolio (Class B) (formerly Met/    seeking preservation of shareholders' capital.
 Franklin Low Duration Total Return
 Portfolio)
 Brighthouse/Templeton International Bond     Seeks current income with capital
 Portfolio (Class B)# (formerly Met/          appreciation and growth of income.
 Templeton International Bond Portfolio)
 Clarion Global Real Estate Portfolio         Seeks total return through investment in real
 (Class B)                                    estate securities, emphasizing both capital
                                              appreciation and current income.



             INVESTMENT PORTFOLIO                   INVESTMENT ADVISER/SUBADVISER
--------------------------------------------- ----------------------------------------
 BRIGHTHOUSE FUNDS TRUST I (FORMERLY
 MET INVESTORS SERIES TRUST)

 AB Global Dynamic Allocation Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: AllianceBernstein L.P.
 Allianz Global Investors Dynamic Multi-      Brighthouse Investment Advisers, LLC
 Asset Plus Portfolio (Class B)               Subadviser: Allianz Global Investors
                                              U.S. LLC
 American Funds(R) Balanced Allocation        Brighthouse Investment Advisers, LLC
 Portfolio (Class C)
 American Funds(R) Growth Allocation          Brighthouse Investment Advisers, LLC
 Portfolio (Class C)
 American Funds(R) Growth Portfolio           Brighthouse Investment Advisers, LLC;
 (Class C)                                    Capital Research and Management
                                              Company
 American Funds(R) Moderate Allocation        Brighthouse Investment Advisers, LLC
 Portfolio (Class C)
 AQR Global Risk Balanced Portfolio           Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: AQR Capital Management, LLC
 BlackRock Global Tactical Strategies         Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                          Subadviser: BlackRock Financial
                                              Management, Inc.
 BlackRock High Yield Portfolio (Class B)     Brighthouse Investment Advisers, LLC
                                              Subadviser: BlackRock Financial
                                              Management, Inc.
 Brighthouse Asset Allocation 100 Portfolio   Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Asset
 Allocation 100 Portfolio)
 Brighthouse Balanced Plus Portfolio          Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Balanced Plus    Subadviser: Overlay Portion: Pacific
 Portfolio)                                   Investment Management Company LLC
 Brighthouse Small Cap Value Portfolio        Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Small Cap        Subadvisers: Delaware Investments Fund
 Value Portfolio)                             Advisers; Wells Capital Management
                                              Incorporated
 Brighthouse/Aberdeen Emerging Markets        Brighthouse Investment Advisers, LLC
 Equity Portfolio (Class B) (formerly Met/    Subadviser: Aberdeen Asset Managers
 Aberdeen Emerging Markets Equity             Limited
 Portfolio)
 Brighthouse/Eaton Vance Floating Rate        Brighthouse Investment Advisers, LLC
 Portfolio (Class B) (formerly Met/Eaton      Subadviser: Eaton Vance Management
 Vance Floating Rate Portfolio)
 Brighthouse/Franklin Low Duration Total      Brighthouse Investment Advisers, LLC
 Return Portfolio (Class B) (formerly Met/    Subadviser: Franklin Advisers, Inc.
 Franklin Low Duration Total Return
 Portfolio)
 Brighthouse/Templeton International Bond     Brighthouse Investment Advisers, LLC
 Portfolio (Class B)# (formerly Met/          Subadviser: Franklin Advisers, Inc.
 Templeton International Bond Portfolio)
 Clarion Global Real Estate Portfolio         Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: CBRE Clarion Securities LLC

             INVESTMENT PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------- ------------------------------------------------
 ClearBridge Aggressive Growth Portfolio      Seeks capital appreciation.
 (Class B)
 Goldman Sachs Mid Cap Value Portfolio        Seeks long-term capital appreciation.
 (Class B)
 Harris Oakmark International Portfolio       Seeks long-term capital appreciation.
 (Class B)
 Invesco Balanced-Risk Allocation Portfolio   Seeks total return.
 (Class B)
 Invesco Comstock Portfolio (Class B)         Seeks capital growth and income.
 Invesco Mid Cap Value Portfolio (Class B)    Seeks high total return by investing in equity
                                              securities of mid-sized companies.
 Invesco Small Cap Growth Portfolio           Seeks long-term growth of capital.
 (Class B)
 JPMorgan Core Bond Portfolio (Class B)       Seeks to maximize total return.
 JPMorgan Global Active Allocation            Seeks capital appreciation and current
 Portfolio (Class B)                          income.
 Loomis Sayles Global Markets Portfolio       Seeks high total investment return through a
 (Class B)                                    combination of capital appreciation and
                                              income.
 MetLife Multi-Index Targeted Risk            Seeks a balance between growth of capital
 Portfolio (Class B)                          and current income, with a greater emphasis
                                              on growth of capital.
 MFS(R) Research International Portfolio      Seeks capital appreciation.
 (Class B)
 PanAgora Global Diversified Risk             Seeks total return.
 Portfolio (Class B)
 PIMCO Inflation Protected Bond Portfolio     Seeks maximum real return, consistent with
 (Class B)                                    preservation of capital and prudent
                                              investment management.
 PIMCO Total Return Portfolio (Class B)       Seeks maximum total return, consistent with
                                              the preservation of capital and prudent
                                              investment management.
 Pyramis(R) Government Income Portfolio       Seeks a high level of current income,
 (Class B)                                    consistent with preservation of principal.
 Pyramis(R) Managed Risk Portfolio            Seeks total return.
 (Class B)
 Schroders Global Multi-Asset Portfolio       Seeks capital appreciation and current
 (Class B)                                    income.
 SSGA Growth and Income ETF Portfolio         Seeks growth of capital and income.
 (Class B)
 SSGA Growth ETF Portfolio (Class B)          Seeks growth of capital.
 T. Rowe Price Large Cap Value Portfolio      Seeks long-term capital appreciation by
 (Class B)                                    investing in common stocks believed to be
                                              undervalued. Income is a secondary
                                              objective.
 T. Rowe Price Mid Cap Growth Portfolio       Seeks long-term growth of capital.
 (Class B)
 BRIGHTHOUSE FUNDS TRUST II
 (FORMERLY METROPOLITAN SERIES
 FUND)




             INVESTMENT PORTFOLIO                     INVESTMENT ADVISER/SUBADVISER
--------------------------------------------- ---------------------------------------------
 ClearBridge Aggressive Growth Portfolio      Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: ClearBridge Investments, LLC
 Goldman Sachs Mid Cap Value Portfolio        Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Goldman Sachs Asset
                                              Management, L.P.
 Harris Oakmark International Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Harris Associates L.P.
 Invesco Balanced-Risk Allocation Portfolio   Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Invesco Advisers, Inc.
 Invesco Comstock Portfolio (Class B)         Brighthouse Investment Advisers, LLC
                                              Subadviser: Invesco Advisers, Inc.
 Invesco Mid Cap Value Portfolio (Class B)    Brighthouse Investment Advisers, LLC
                                              Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth Portfolio           Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Invesco Advisers, Inc.
 JPMorgan Core Bond Portfolio (Class B)       Brighthouse Investment Advisers, LLC
                                              Subadviser: J.P. Morgan Investment
                                              Management Inc.
 JPMorgan Global Active Allocation            Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                          Subadviser: J.P. Morgan Investment
                                              Management Inc.
 Loomis Sayles Global Markets Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Loomis, Sayles & Company, L.P.
 MetLife Multi-Index Targeted Risk            Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                          Subadviser: Overlay Portion: MetLife
                                              Investment Advisors, LLC
 MFS(R) Research International Portfolio      Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Massachusetts Financial Services
                                              Company
 PanAgora Global Diversified Risk             Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                          Subadviser: PanAgora Asset Management,
                                              Inc.
 PIMCO Inflation Protected Bond Portfolio     Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: Pacific Investment Management
                                              Company LLC
 PIMCO Total Return Portfolio (Class B)       Brighthouse Investment Advisers, LLC
                                              Subadviser: Pacific Investment Management
                                              Company LLC
 Pyramis(R) Government Income Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: FIAM LLC
 Pyramis(R) Managed Risk Portfolio            Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: FIAM LLC
 Schroders Global Multi-Asset Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadvisers: Schroder Investment
                                              Management North America Inc.; Schroder
                                              Investment Management North America
                                              Limited
 SSGA Growth and Income ETF Portfolio         Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: SSGA Funds Management, Inc.
 SSGA Growth ETF Portfolio (Class B)          Brighthouse Investment Advisers, LLC
                                              Subadviser: SSGA Funds Management, Inc.
 T. Rowe Price Large Cap Value Portfolio      Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Mid Cap Growth Portfolio       Brighthouse Investment Advisers, LLC
 (Class B)                                    Subadviser: T. Rowe Price Associates, Inc.
 BRIGHTHOUSE FUNDS TRUST II
 (FORMERLY METROPOLITAN SERIES
 FUND)


            INVESTMENT PORTFOLIO                            INVESTMENT OBJECTIVE
-------------------------------------------- -------------------------------------------------
 Baillie Gifford International Stock         Seeks long-term growth of capital.
 Portfolio (Class B)
 BlackRock Ultra-Short Term Bond             Seeks a high level of current income
 Portfolio (Class B)                         consistent with preservation of capital.
 Brighthouse Asset Allocation 20 Portfolio   Seeks a high level of current income, with
 (Class B) (formerly MetLife Asset           growth of capital as a secondary objective.
 Allocation 20 Portfolio)
 Brighthouse Asset Allocation 40 Portfolio   Seeks high total return in the form of income
 (Class B) (formerly MetLife Asset           and growth of capital, with a greater
 Allocation 40 Portfolio)                    emphasis on income.
 Brighthouse Asset Allocation 60 Portfolio   Seeks a balance between a high level of
 (Class B) (formerly MetLife Asset           current income and growth of capital, with a
 Allocation 60 Portfolio)                    greater emphasis on growth of capital.
 Brighthouse Asset Allocation 80 Portfolio   Seeks growth of capital.
 (Class B) (formerly MetLife Asset
 Allocation 80 Portfolio)
 Brighthouse/Artisan Mid Cap Value           Seeks long-term capital growth.
 Portfolio (Class B) (formerly Met/Artisan
 Mid Cap Value Portfolio)
 Brighthouse/Dimensional International       Seeks long-term capital appreciation.
 Small Company Portfolio (Class B)
 (formerly Met/Dimensional International
 Small Company Portfolio)
 Brighthouse/Wellington Core Equity          Seeks to provide a growing stream of income
 Opportunities Portfolio (Class B)           over time and, secondarily, long-term capital
 (formerly Met/Wellington Core Equity        appreciation and current income.
 Opportunities Portfolio)
 Frontier Mid Cap Growth Portfolio           Seeks maximum capital appreciation.
 (Class B)
 Jennison Growth Portfolio (Class B)         Seeks long-term growth of capital.
 MetLife Aggregate Bond Index Portfolio      Seeks to track the performance of the
 (Class G) (formerly Barclays Aggregate      Bloomberg Barclays U.S. Aggregate Bond
 Bond Index Portfolio)                       Index.
 MetLife Mid Cap Stock Index Portfolio       Seeks to track the performance of the
 (Class G)                                   Standard & Poor's MidCap 400(R) Composite
                                             Stock Price Index.
 MetLife MSCI EAFE(R) Index Portfolio        Seeks to track the performance of the MSCI
 (Class G) (formerly MSCI EAFE(R) Index      EAFE(R) Index.
 Portfolio)
 MetLife Russell 2000(R) Index Portfolio     Seeks to track the performance of the Russell
 (Class G) (formerly Russell 2000(R) Index   2000(R) Index.
 Portfolio)
 MetLife Stock Index Portfolio (Class B)     Seeks to track the performance of the
                                             Standard & Poor's 500(R) Composite Stock
                                             Price Index.
 MFS(R) Value Portfolio (Class B)            Seeks capital appreciation.
 Neuberger Berman Genesis Portfolio          Seeks high total return, consisting principally
 (Class B)                                   of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio    Seeks long-term growth of capital.
 (Class B)
 VanEck Global Natural Resources             Seeks long-term capital appreciation with
 Portfolio (Class B)# (formerly Van Eck      income as a secondary consideration.
 Global Natural Resources Portfolio)
 Western Asset Management Strategic Bond     Seeks to maximize total return consistent
 Opportunities Portfolio (Class B)           with preservation of capital.
 Western Asset Management                    Seeks to maximize total return consistent
 U.S. Government Portfolio (Class B)         with preservation of capital and maintenance
                                             of liquidity.



            INVESTMENT PORTFOLIO                     INVESTMENT ADVISER/SUBADVISER
-------------------------------------------- ---------------------------------------------
 Baillie Gifford International Stock         Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                         Subadviser: Baillie Gifford Overseas Limited
 BlackRock Ultra-Short Term Bond             Brighthouse Investment Advisers, LLC
 Portfolio (Class B)                         Subadviser: BlackRock Advisors, LLC
 Brighthouse Asset Allocation 20 Portfolio   Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Asset
 Allocation 20 Portfolio)
 Brighthouse Asset Allocation 40 Portfolio   Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Asset
 Allocation 40 Portfolio)
 Brighthouse Asset Allocation 60 Portfolio   Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Asset
 Allocation 60 Portfolio)
 Brighthouse Asset Allocation 80 Portfolio   Brighthouse Investment Advisers, LLC
 (Class B) (formerly MetLife Asset
 Allocation 80 Portfolio)
 Brighthouse/Artisan Mid Cap Value           Brighthouse Investment Advisers, LLC
 Portfolio (Class B) (formerly Met/Artisan   Subadviser: Artisan Partners Limited
 Mid Cap Value Portfolio)                    Partnership
 Brighthouse/Dimensional International       Brighthouse Investment Advisers, LLC
 Small Company Portfolio (Class B)           Subadviser: Dimensional Fund Advisors LP
 (formerly Met/Dimensional International
 Small Company Portfolio)
 Brighthouse/Wellington Core Equity          Brighthouse Investment Advisers, LLC
 Opportunities Portfolio (Class B)           Subadviser: Wellington Management
 (formerly Met/Wellington Core Equity        Company LLP
 Opportunities Portfolio)
 Frontier Mid Cap Growth Portfolio           Brighthouse Investment Advisers, LLC
 (Class B)                                   Subadviser: Frontier Capital Management
                                             Company, LLC
 Jennison Growth Portfolio (Class B)         Brighthouse Investment Advisers, LLC
                                             Subadviser: Jennison Associates LLC
 MetLife Aggregate Bond Index Portfolio      Brighthouse Investment Advisers, LLC
 (Class G) (formerly Barclays Aggregate      Subadviser: MetLife Investment Advisors,
 Bond Index Portfolio)                       LLC
 MetLife Mid Cap Stock Index Portfolio       Brighthouse Investment Advisers, LLC
 (Class G)                                   Subadviser: MetLife Investment Advisors,
                                             LLC
 MetLife MSCI EAFE(R) Index Portfolio        Brighthouse Investment Advisers, LLC
 (Class G) (formerly MSCI EAFE(R) Index      Subadviser: MetLife Investment Advisors,
 Portfolio)                                  LLC
 MetLife Russell 2000(R) Index Portfolio     Brighthouse Investment Advisers, LLC
 (Class G) (formerly Russell 2000(R) Index   Subadviser: MetLife Investment Advisors,
 Portfolio)                                  LLC
 MetLife Stock Index Portfolio (Class B)     Brighthouse Investment Advisers, LLC
                                             Subadviser: MetLife Investment Advisors,
                                             LLC
 MFS(R) Value Portfolio (Class B)            Brighthouse Investment Advisers, LLC
                                             Subadviser: Massachusetts Financial Services
                                             Company
 Neuberger Berman Genesis Portfolio          Brighthouse Investment Advisers, LLC
 (Class B)                                   Subadviser: Neuberger Berman Investment
                                             Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio    Brighthouse Investment Advisers, LLC
 (Class B)                                   Subadviser: T. Rowe Price Associates, Inc.
 VanEck Global Natural Resources             Brighthouse Investment Advisers, LLC
 Portfolio (Class B)# (formerly Van Eck      Subadviser: Van Eck Associates Corporation
 Global Natural Resources Portfolio)
 Western Asset Management Strategic Bond     Brighthouse Investment Advisers, LLC
 Opportunities Portfolio (Class B)           Subadviser: Western Asset Management
                                             Company
 Western Asset Management                    Brighthouse Investment Advisers, LLC
 U.S. Government Portfolio (Class B)         Subadviser: Western Asset Management
                                             Company

# This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, Lifetime Withdrawal Guarantee II, and EDB I.")

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent Purchase Payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term. These examples do not reflect charges that may be deducted from the EDCA account.


6-MONTH EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple Purchase Payments are allocated to the program. The example assumes that you are eligible to receive a Purchase Payment Credit of 5% and that a $12,000 Purchase Payment plus the 5% Purchase Payment Credit of $600 is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,600 remaining after the EDCA transfer is allocated to the 1st Payment Bucket, where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 Purchase Payment amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, assume that you are eligible to receive a Purchase Payment Credit of 5% and a second Purchase Payment of $6,000 plus the 5% Purchase Payment Credit of $300 is allocated to the 2nd Payment Bucket, where it is credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 Purchase Payment amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.





                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------

    1            $12,600             $2,000           $10,600          $10,600
    2                                $2,000           $ 8,626          $ 8,626
    3                                $2,000           $ 6,647          $ 6,647
    4*           $ 6,300             $3,000           $ 9,964          $ 3,664         $6,300
    5                                $3,000           $ 6,988          $   673         $6,316
    6                                $3,000           $ 4,006                0         $4,006
    7                                $3,000           $ 1,015                0         $1,015
    8                                $1,018                 0                0              0

* At the beginning of the 4th month, a $6,000 Purchase Payment and a Purchase Payment Credit of $300 is added to the EDCA Account. This amount ($6,300) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,664 in the 1st Payment Bucket ($6,647 (1st Payment Bucket Account Value from the 3rd month) + $17 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,664). The total EDCA Account Value at the beginning of the 4th month is $9,964 ($3,664 in the 1st Payment Bucket + $6,300 in the 2nd Payment Bucket = $9,964).

12-MONTH EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple Purchase Payments are allocated to the program. The example assumes that you are eligible to receive a Purchase Payment Credit of 5% and that a $24,000 Purchase Payment plus the 5% Purchase Payment Credit of $1,200 is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $23,200 remaining after the EDCA transfer is allocated to the 1st Payment Bucket, where it is credited with a 3% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 Purchase Payment amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, assume you are eligible to receive a Purchase Payment Credit of 5% and a second Purchase Payment of $12,000 plus the 5% Purchase Payment Credit of $600 is allocated to the 2nd Payment Bucket, where it is credited with a 3% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 Purchase Payment amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.





                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------

    1      $25,200                   $2,000           $23,200          $23,200
    2                                $2,000           $21,257          $21,257
    3                                $2,000           $19,310          $19,310
    4                                $2,000           $17,357          $17,357
    5                                $2,000           $15,400          $15,400
    6*     $12,600                   $3,000           $25,038          $12,438         $12,600
    7                                $3,000           $22,100          $ 9,469         $12,631
    8                                $3,000           $19,154          $ 6,492         $12,662
    9                                $3,000           $16,202          $ 3,508         $12,693
   10                                $3,000           $13,242          $   517         $12,725
   11                                $3,000           $10,274                0         $10,274
   12                                $3,000           $ 7,300                0         $ 7,300
   13                                $3,000           $ 4,318                0         $ 4,318
   14                                $3,000           $ 1,328                0         $ 1,328
   15                                $1,331                 0                0               0

*At the beginning of the 6th month, a $12,000 Purchase Payment and a Purchase Payment Credit of $600 is added to the EDCA Account. This amount ($12,600) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $12,438 in the 1st Payment Bucket ($15,400 (1st Payment Bucket Account Value from the 5th month) + $38 (5th month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $12,438). The total EDCA Account Value at the beginning of the 6th month is $25,038 ($12,438 in the 1st Payment Bucket + $12,600 in the 2nd Payment Bucket = $25,038).

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. (These examples are for the GMIB Plus II rider and use an annual increase rate of 5%. Depending on the date a contract was issued with the GMIB Plus II rider or the GMIB Plus I rider, the annual increase rate may be higher than 5%. See "Living Benefits -- Guaranteed Income Benefits.") The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.


(1) Withdrawal Adjustments to Annual Increase Amount


  Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
  ---------------------------------------------------------------------------
        the Annual Increase Amount from the prior contract anniversary
        --------------------------------------------------------------


  Assume the initial Purchase Payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


  Proportionate adjustment when withdrawal is greater than 5% of the Annual
  -------------------------------------------------------------------------
        Increase Amount from the prior contract anniversary
        ---------------------------------------------------


  Assume the initial Purchase Payment is $100,000 and the GMIB Plus II is selected. Assume the Account Value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500;
        $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of one $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


(2) The Annual Increase Amount


  Example
  -------


  Assume the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Annual Increase Amount is equal to $100,000 (the initial Purchase Payment). The Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary prior to the Owner's 91st birthday). At the tenth contract anniversary, when the Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


  Graphic Example: Determining a value upon which future income payments can be
  -----------------------------------------------------------------------------
        based
        -----


  Assume that you make an initial Purchase Payment of $100,000.Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the annual increase rate of 5%, until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at 5% a year adjusted for withdrawals and charges "the Annual Increase Amount") is the value upon which future income payments can be based.




[GRAPHIC APPEARS HERE]







  Graphic Example: Determining your guaranteed lifetime income stream
  -------------------------------------------------------------------


  Assume that you decide to annuitize your contract and begin taking Annuity
        Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.




[GRAPHIC APPEARS HERE]







     (In contrast to the GMIB Plus II rider, for the GMIB II rider, Purchase
      Payments accumulate at the annual increase rate of 5% until the contract anniversary on or immediately after the contract Owner's 85th birthday.)


(3) The Highest Anniversary Value (HAV)


  Example
  -------


  Assume, as in the example in section (2) above, the Owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial Purchase Payment). Assume the Account Value on the first contract anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second contract anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


  Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus II rider.


  Graphic Example: Determining a value upon which future income payments can be
  -----------------------------------------------------------------------------
        based
        -----


  Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.




[GRAPHIC APPEARS HERE]

     Graphic Example: Determining your guaranteed lifetime income stream
     -------------------------------------------------------------------


  Assume that you decide to annuitize your contract and begin taking Annuity
        Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.




[GRAPHIC APPEARS HERE]







(4) Putting It All Together


  Example
  -------


  Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus II rider at the tenth contract anniversary and elects a life annuity with 5 years of Annuity Payments guaranteed. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields Annuity Payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)


  The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on the income type you select, your age, and (where permitted by state law) your sex. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.


Graphic Example
---------------


  Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB Plus II may only be exercised no later than the contract anniversary prior to the contract Owner's 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary. (The GMIB II may only be exercised no later than the contract anniversary on or following the contract Owner's 85th birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.)



[GRAPHIC APPEARS HERE]






  With the Guaranteed Minimum Income Benefit, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.




[GRAPHIC APPEARS HERE]







(5)   The Guaranteed Principal Option -- GMIB Plus II


  Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.


  The effects of exercising the Guaranteed Principal Option are:


      1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th contract anniversary bringing the Account Value back up to $100,000.


      2) The GMIB Plus II rider and rider fee terminates as of the date that the adjustment is made to the Account Value; the variable annuity contract continues.


      3) The GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.




[GRAPHIC APPEARS HERE]







  *Withdrawals reduce the original Purchase Payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6) The Optional Step-Up: Automatic Annual Step-Up -- GMIB Plus II


Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $105,000 to
         $110,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus II is reset to 10 years from the first contract anniversary;


   (3) The GMIB Plus II rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus II rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $115,500 to
         $120,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus II is reset to 10 years from the second contract anniversary;


   (3) The GMIB Plus II rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus II rider at that time; and

   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets to the higher Account Value;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus II is reset to 10 years from the date of the Optional Step-Up;


   (3) The GMIB Plus II rider charge may be reset to the fee we would charge new contract Owners for the same GMIB Plus II rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional Purchase Payments and/or withdrawals)through the contract anniversary prior to your 91st birthday. Also, please note:


   (1) The 10-year waiting period to annuitize the contract under the GMIB Plus II remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);


   (2) The GMIB Plus II rider charge remains at its current level; and


   (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.




[GRAPHIC APPEARS HERE]

                      This page intentionally left blank.

APPENDIX E

GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee I and Lifetime Withdrawal Guarantee II riders. Examples D through K are for Enhanced GWB and GWB I.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee an Account Value or minimum return for any Investment Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB and GWB I) cannot be taken as a lump sum.


A. Lifetime Withdrawal Guarantee


     1. When Withdrawals Do Not Exceed the Annual Benefit Payment


Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that $5,000 is withdrawn each year, beginning before the contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.


If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II rider, if the contract Owner makes the first withdrawal during a Contract Year in which the Owner (or older Joint Owner, or Annuitant if the Owner is a non-natural person) attains or will attain age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)



[GRAPHIC APPEARS HERE]






                                     Remaining
Annual                               Guaranteed   Guaranteed
Benefit   Cumulative    Account      Withdrawal   Withdrawal
Payment   Withdrawals   Value        Amount       Amount
$5,000    $5,000        $100,000     $100,000     $100,000
  5,000        10,000      90,250        95,000      100,000
  5,000        15,000    80,987.5        90,000      100,000
  5,000        20,000   72,188.13        85,000      100,000
  5,000        25,000   63,828.72        80,000      100,000
  5,000        30,000   55,887.28        75,000      100,000
  5,000        35,000   48,342.92        70,000      100,000
  5,000        40,000   41,175.77        65,000      100,000
  5,000        45,000   34,366.98        60,000      100,000
  5,000        50,000   27,898.63        55,000      100,000
  5,000        55,000    21,753.7        50,000      100,000
  5,000        60,000   15,916.02        45,000      100,000
  5,000        65,000   10,370.22        40,000      100,000
  5,000        70,000   5,101.706        35,000      100,000
  5,000        75,000    96.62093        30,000      100,000
  5,000        80,000           0             0      100,000
  5,000        85,000           0             0      100,000
  5,000        90,000           0             0      100,000
  5,000        95,000           0             0      100,000
  5,000       100,000           0             0      100,000




     2. When Withdrawals Do Exceed the Annual Benefit Payment


     a. Lifetime Withdrawal Guarantee II -- Proportionate Reduction


Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract Owner makes the first withdrawal during a Contract Year in which the Owner attains or will attain age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the Contract Year in which the Owner attains or will attain age 76 and the Withdrawal Rate is therefore 5%.)


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.


(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $5,000 on different days. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal of $5,000, however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before that withdrawal.)


     b. Lifetime Withdrawal Guarantee I -- Reduction to Account Value


Assume that a contract with the Lifetime Withdrawal Guarantee I rider had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.


B. Lifetime Withdrawal Guarantee -- Compounding Income Amount


Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial Purchase Payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract Owner makes the first withdrawal during a Contract Year in which the Owner attains or will attain age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract Owner makes the first withdrawal before the Contract Year in which the Owner attains or will attain age 76 and the Withdrawal Rate is therefore 5%.)


The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the second withdrawal or the 10th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the second withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).


If the second withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 x 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 x 5%).


If the second withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 x 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 x 5%).


If the second withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 x 5%).


(In contrast to the Lifetime Withdrawal Guarantee II rider, the Lifetime

Withdrawal Guarantee I rider has a 5% Compounding Income Amount and the Total
                                   --
Guaranteed Withdrawal Amount is increased by 5% on each contract anniversary until the earlier of the date of the first withdrawal or the tenth contract
                                     -----
anniversary.)



[GRAPHIC APPEARS HERE]






Year         Annual
of Second    Benefit
Withdrawal   Payment
         1    $5,000
         2     5,363
         3     5,751
         4     6,168
         5     6,615
         6     7,095
         7     7,609
         8     8,161
         9     8,753
        10     9,387
        11    10,068




C. Lifetime Withdrawal Guarantee -- Automatic Annual Step-Ups and 7.25% Compounding Income Amount (No Withdrawals)


Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial Purchase Payment of $100,000 and the contract Owner was age 60 at the time the contract was issued. Assume that no withdrawals are taken.


At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).


At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to

$120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).


Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second contract anniversary through the ninth contract anniversary, and at that point would be equal to $195,867. Assume that during these Contract Years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth contract anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 x 5%).


At the 10th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Value is less than $214,500. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 x 5%).



[GRAPHIC APPEARS HERE]





D. Enhanced Guaranteed Withdrawal Benefit and GWB I -- How Withdrawals Affect the Benefit Base


  1. An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


  2. An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

E. Enhanced Guaranteed Withdrawal Benefit and GWB I -- How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment


An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent Purchase Payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second Purchase Payment) and b) $5,635 (7% multiplied by the Benefit Base after the second Purchase Payment). In this case, the Annual Benefit Payment would remain at $7,350.


F. Enhanced Guaranteed Withdrawal Benefit and GWB I -- How Withdrawals Affect the Annual Benefit Payment


  1. An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


  2. An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.


G. Enhanced Guaranteed Withdrawal Benefit and GWB I -- How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount


An initial Purchase Payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent Purchase Payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second Purchase Payment) and b) $80,500 (the Benefit Base after the second Purchase Payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

H. Enhanced Guaranteed Withdrawal Benefit and GWB I -- Putting It All Together


     1. When Withdrawals Do Not Exceed the Annual Benefit Payment


An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.



[GRAPHIC APPEARS HERE]






     Annual
     Benefit   Cumulative   Account     Benefit
     Payment   Withdrawal   Value       Base
 0        $0           $0    $100,000    $105,000
 1     7,350        7,350      85,000      97,650
 2     7,350        7,350      68,000      90,300
 3     7,350        7,350      50,000      82,950
 4     7,350        7,350      42,650      75,600
 5     7,350        7,350      35,300      68,250
 6     7,350        7,350      27,950      60,900
 7     7,350        7,350      20,600      53,550
 8     7,350        7,350      13,250      46,200
 9     7,350        7,350       5,900      38,850
10     7,350        7,350           0      31,500
11     7,350        7,350           0      24,150
12     7,350        7,350           0      16,800
13     7,350        7,350           0       9,450
14     7,350        7,350           0       2,100
15     2,100        2,100           0           0
16
17
18

     2. When Withdrawals Do Exceed the Annual Benefit Payment


An initial Purchase Payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.



[GRAPHIC APPEARS HERE]






     Annual
     Benefit   Cumulative    Account     Benefit
     Payment   Withdrawals   Value       Base
 0        $0            $0    $100,000    $105,000
 1     7,350         7,350      85,000      97,650
 2     7,350         7,350      68,000      90,300
 3     7,350         7,350      50,000      82,950
 4     7,350        10,000      40,000      40,000
 5     2,800         2,800      37,200      37,200
 6     2,800         2,800      34,400      34,400
 7     2,800         2,800      31,600      31,600
 8     2,800         2,800      28,800      28,800
 9     2,800         2,800      26,000      26,000
10     2,800         2,800      23,200      23,200
11     2,800         2,800      20,400      20,400
12     2,800         2,800      17,600      17,600
13     2,800         2,800      14,800      14,800
14     2,800         2,800      12,000      12,000
15     2,800         2,800       9,200       9,200
16     2,800         2,800       6,400       6,400
17     2,800         2,800       3,600       3,600
18     2,800         2,800         800         800




I. Enhanced GWB -- How the Optional Reset Works (may be elected prior to age
86)


Assume that a contract had an initial Purchase Payment of $100,000 and the fee is 0.55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).


The Account Value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.


The Account Value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The Account Value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.


The period of time over which the Annual Benefit Payment may be taken would be lengthened.



[GRAPHIC APPEARS HERE]






     Annual
     Benefit   Cumulative   Account
     Payment   Withdrawal   Value
 1      7350         7350    105000
 2      7350        14700    125000
 3      7350        22050    130000
 4     10385        32435    148350
 5     10385        42819    185000
 6     10385        53204    195000
 7     12590        65794    179859
 8     12590        78384    210000
 9     12590        90974    223000
10     19781       110755    282582
11     19781       130535    270000
12     19781       150316    278000
13         0            0    315000




J. Enhanced GWB -- How a one-time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment


Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Account Value is lower than the Guaranteed Withdrawal Amount.)


Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

K. Enhanced GWB and GWB I -- Annual Benefit Payment Continuing When Account Value Reaches Zero


Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).


Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.


In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.



[GRAPHIC APPEARS HERE]






Annual
Benefit   Cumulative    Account     Benefit
Payment   Withdrawals   Value       Base
  $7350        $7,350    $100,000    $105,000
   7350        14,700      73,000      97,650
   7350        22,050      52,750      90,300
   7350        29,400    37,562.5      82,950
   7350        36,750   26,171.88      75,600
   7350        44,100   17,628.91      68,250
   7350        51,450   11,221.68      60,900
   7350        58,800    6,416.26      53,550
   7350        66,150   2,812.195      46,200
   7350        73,500    109.1461      38,850
   7350        80,850           0      31,500
   7350        88,200           0      24,150
   7350        95,550           0      16,800
   7350       102,900           0       9,450
  2,100       105,000           0       2,100
      0                                     0

                      This page intentionally left blank.

APPENDIX F

DEATH BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Principal Protection death benefit, the Annual Step-Up death benefit, the Compounded-Plus death benefit, and the Enhanced Death Benefit I. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.



PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                       9/1/2016              $100,000
   B    Account Value                                  9/1/2017              $104,000
                                             (First Contract Anniversary)
   C    Death Benefit                               As of 9/1/2017           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                  9/1/2018              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                  9/1/2018              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                     9/2/2018              $  9,000
   G    Percentage Reduction in Account                9/2/2018                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                 9/2/2018              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments Reduced for               As of 9/2/2018           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                  9/2/2018              $ 90,000
                                                                             (= greater of H and I)


Notes to Example
----------------


Purchaser is age 60 at issue.



The Account Values on 9/1/2018 and 9/2/2018 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                              DATE                          AMOUNT
                                                 ------------------------------   -------------------------
   A    Initial Purchase Payment                            9/1/2016              $100,000
   B    Account Value                                       9/1/2017              $104,000
                                                  (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary               As of 9/1/2017           $104,000
        Value)                                                                    (= greater of A and B)
   D    Account Value                                       9/1/2018              $ 90,000
                                                 (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year                9/1/2018              $104,000
        Anniversary)                                                              (= greater of B and D)
   F    Withdrawal                                          9/2/2018              $  9,000
   G    Percentage Reduction in Account                     9/2/2018                        10%
        Value                                                                     (= F/D)
   H    Account Value after Withdrawal                      9/2/2018              $ 81,000
                                                                                  (= D-F)
   I    Highest Anniversary Value Reduced                As of 9/2/2018           $ 93,600
        for Withdrawal                                                            (= E-(E x G))
   J    Death Benefit                                       9/2/2018              $ 93,600
                                                                                  (= greater of H and I)


Notes to Example
----------------


Purchaser is age 60 at issue.



The Account Values on 9/1/2018 and 9/2/2018 are assumed to be equal prior to the withdrawal.

COMPOUNDED-PLUS DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Compounded-Plus death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                            DATE                          AMOUNT
                                                ---------------------------   ------------------------------
    A    Initial Purchase Payment                        9/1/2016             $100,000
    B    Account Value                           9/1/2017 (First Contract     $104,000
                                                       Anniversary)
   C1    Account Value (Highest Anniversary              9/1/2017             $104,000
         Value)                                                               (= greater of A and B)
   C2    5% Annual Increase Amount                       9/1/2017             $105,000
                                                                              (= A x 1.05)
   C3    Death Benefit                                As of 9/1/2017          $105,000
                                                                              (= greater of C1 and C2)
    D    Account Value                          9/1/2018 (Second Contract     $ 90,000
                                                       Anniversary)
   E1    Highest Anniversary Value                       9/1/2018             $104,000
                                                                              (= greater of C1 and D)
   E2    5% Annual Increase Amount                    As of 9/1/2018          $110,250
                                                                              (= A x 1.05 x 1.05)
   E3    Death Benefit                                   9/1/2018             $110,250
                                                                              (= greater of E1 and E2)
    F    Withdrawal                                      9/2/2018             $  9,000
    G    Percentage Reduction in Account                 9/2/2018                          10%
         Value                                                                (= F/D)
    H    Account Value after Withdrawal                  9/2/2018             $ 81,000
                                                                              (= D-F)
   I1    Highest Anniversary Value Reduced            As of 9/2/2018          $ 93,600
         for Withdrawal                                                       (= E1-(E1 x G))
   I2    5% Annual Increase Amount Reduced            As of 9/2/2018          $ 99,238
         for Withdrawal                                                         (= E2-(E2 x G). Note: E2
                                                                                   includes additional
                                                                                 day of interest at 5%)
   I3    Death Benefit                                   9/2/2018             $ 99,238
                                                                              (= greatest of H, I1 and I2)


Notes to Example
----------------


Purchaser is age 60 at issue.



The Account Values on 9/1/2018 and 9/2/2018 are assumed to be equal prior to the withdrawal.

ENHANCED DEATH BENEFIT I

The purpose of these examples is to illustrate the operation of the Death Benefit Base under the Enhanced Death Benefit I rider.


(1) Withdrawal Adjustments to Annual Increase Amount


  Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
  ---------------------------------------------------------------------------
    the Annual Increase Amount from the prior contract anniversary
    --------------------------------------------------------------


  Assume the initial Purchase Payment is $100,000 and the Enhanced Death
    Benefit I is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual
  Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


  Proportionate adjustment when withdrawal is greater than 5% of the Annual
  -------------------------------------------------------------------------
    Increase Amount from the prior contract anniversary
    ---------------------------------------------------


  Assume the initial Purchase Payment is $100,000 and the Enhanced Death
    Benefit I is selected. Assume the Account Value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 =
    $94,500). Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


  (For contracts issued with the Enhanced Death Benefit I rider based on applications and necessary information received in good order at our Annuity Service Center on or before May 1, 2009, the annual increase rate is 6% per year.)


(2) The Annual Increase Amount


  Example
  -------


  Assume the contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit I rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Annual Increase Amount is equal to $100,000 (the initial Purchase Payment). The Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary on or following the contract Owner's 90th birthday). At the tenth contract anniversary, when the contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


  Determining a death benefit based on the Annual Increase Amount
  ---------------------------------------------------------------


  Assume that you make an initial Purchase Payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the subaccounts you selected. The Annual Increase Amount, however, accumulates an amount equal to your Purchase Payments at the Annual Increase Rate of 5% per year, until the contract anniversary on or following the contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).

(3) The Highest Anniversary Value (HAV)


  Example
  -------


   Assume, as in the example in section (2) above, the contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit I rider. He makes an initial Purchase Payment of $100,000, and makes no additional Purchase Payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial Purchase Payment). Assume the Account Value on the first contract anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second contract anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


  Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000).


  Determining a death benefit based on the Highest Anniversary Value
  ------------------------------------------------------------------


  Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).


(4) Putting It All Together


  Example
  -------


  Continuing the examples in sections (2) and (3) above, assume the contract
    Owner dies after the tenth contract anniversary but prior to the eleventh contract anniversary, and on the date the death benefit amount is determined, the Account Value is $150,000 due to poor market performance. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Value ($150,000), the Death Benefit Base will be the death benefit amount.


  The above example does not take into account the impact of premium and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.


(5) The Optional Step-Up


Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.


The effect of the Optional Step-Up election is:


     (1) The Annual Increase Amount resets from $105,000 to $110,000; and


 (2) The Enhanced Death Benefit I rider charge may be reset to the fee we would charge new contract Owners for the Enhanced Death Benefit I at that time.


The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second contract anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount

(6) The Optional Step-Up: Automatic Annual Step-Up


Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


     (1) The Annual Increase Amount automatically resets from $105,000 to $110,000; and


 (2) The Enhanced Death Benefit I rider charge may be reset to the fee we would charge new contract Owners for the Enhanced Death Benefit I at that time.


The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


     (1) The Annual Increase Amount automatically resets from $115,500 to $120,000; and


 (2) The Enhanced Death Benefit I rider charge may be reset to the fee we would charge new contract Owners for the Enhanced Death Benefit I at that time.


Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of the Optional Step-Up is:


     (1) The Annual Increase Amount automatically resets to the higher Account Value; and


 (2) The Enhanced Death Benefit I rider charge may be reset to the fee we would charge new contract Owners for the Enhanced Death Benefit I at that time.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary on or after your 90th birthday. Also, note the Enhanced Death Benefit I rider charge remains at its current level.

                      STATEMENT OF ADDITIONAL INFORMATION


                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY


                     BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C



                                      AND



                       BRIGHTHOUSE LIFE INSURANCE COMPANY



                                    CLASS XC


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2017, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, OR CALL (800) 343-8496.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2017.


SAI-0517MOXC
                                       1

TABLE OF CONTENTS                                  PAGE
  COMPANY.........................................    3
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
  FIRM............................................    4
  CUSTODIAN.......................................    4
  DISTRIBUTION....................................    4
  CALCULATION OF PERFORMANCE INFORMATION..........    6
  Total Return....................................    6
  Historical Unit Values..........................    7
  Reporting Agencies..............................    7
  ANNUITY PROVISIONS..............................    7
  Variable Annuity................................    7
  Fixed Annuity...................................    9
  Mortality and Expense Guarantee.................    9
  LEGAL OR REGULATORY RESTRICTIONS ON
  TRANSACTIONS....................................    9
  ADDITIONAL FEDERAL TAX CONSIDERATIONS...........    9
  CONDENSED FINANCIAL INFORMATION.................   12
  FINANCIAL STATEMENTS............................   96

COMPANY


Brighthouse Life Insurance Company (BLIC or the Company), prior to March 6, 2017 known as MetLife Insurance Company USA, is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. BLIC is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. BLIC currently is a direct, wholly-owned subsidiary of MetLife, Inc., (MetLife) a publicly-traded company (see "Planned Separation from MetLife, Inc." below). MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. BLIC's principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.

BRIGHTHOUSE LIFE INSURANCE COMPANY HISTORY

MetLife Insurance Company USA: From the close of business on November 14, 2014
-----------------------------
to March 6, 2017, BLIC was called MetLife Insurance Company USA (MetLife USA). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife Insurance Company USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:

o  MetLife Insurance Company of Connecticut: MetLife Insurance Company of
   ----------------------------------------
     Connecticut (MICC), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under "MetLife Insurance Company USA" above.


     o  MetLife Life and Annuity Company of Connecticut: MetLife Life and
        -----------------------------------------------
          Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.

o  MetLife Investors USA Insurance Company: MetLife Investors USA Insurance
   ---------------------------------------
     Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under "MetLife Insurance Company USA" above.

o  MetLife Investors Insurance Company: MetLife Investors Insurance Company
   -----------------------------------
     (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under "MetLife Insurance Company USA" above.


     o  MetLife Investors Insurance Company of California: MetLife Investors
        -------------------------------------------------
          Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.

PLANNED SEPARATION FROM METLIFE, INC. In January 2016, MetLife announced its plan to pursue the separation of a substantial portion of its U.S. retail business. In preparation for the planned separation, in August 2016 MetLife formed a new, wholly-owned Delaware holding company, Brighthouse Financial, Inc. (Brighthouse Financial), which filed a registration statement on Form 10 (the Form 10) with the U.S. Securities and Exchange Commission (the SEC) in October 2016, as amended in December 2016, reflecting MetLife's current initiative to conduct the separation in the form of a spin-off.

To effect the separation, first, MetLife expects to undertake the restructuring described in more detail in the Form 10. The restructuring would result in future Brighthouse

Financial subsidiaries, including BLIC, being wholly-owned subsidiaries of Brighthouse Financial. Following the restructuring, MetLife, Inc. would distribute at least 80.1% of Brighthouse Financial's common stock to MetLife's shareholders (the Distribution), and Brighthouse Financial would become a separate, publicly traded company. The separation remains subject to certain conditions including, among others, obtaining final approval from the MetLife board of directors, receipt of a favorable IRS ruling and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, receipt of the approval of state insurance and other regulatory authorities and an SEC declaration of the effectiveness of the Form 10.

Following the Distribution, if it occurs, BLIC will be a wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial. MetLife currently plans to dispose of its remaining shares of Brighthouse Financial common stock as soon as practicable following the Distribution, but in no event later than five years after the Distribution. For more information about Brighthouse Financial and the Distribution, please see the most recent amendment to Brighthouse Financial's Form 10 (SEC File No. 001-37905), available via the SEC's EDGAR system on its website at https://www.sec.gov/edgar/searchedgar/companysearch.html.

No assurances can be given regarding the final form the Distribution (or any alternative separation transaction) may take or the specific terms thereof, or that the Distribution (or any other form of separation) will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract. BLIC will remain fully responsible for its contractual obligations to variable contract owners, and you should carefully consider the potential impact of any separation transaction that may occur on BLIC's financial strength and claims-paying ability.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Sub-Accounts of Brighthouse Variable Annuity Account C (formerly MetLife Investors Variable Annuity Account One) included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


CUSTODIAN


Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.



DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.

Currently the contract is not available for new sales.


Brighthouse Securities, LLC (Distributor) serves as principal underwriter for the contracts. Distributor and the Company are affiliates because they are both under common control of MetLife, Inc. Distributor's home office is located at

11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

MetLife Investors Distribution Company (MLIDC) served as principal underwriter and distributor prior to March 6, 2017. The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years:





                                             Aggregate Amount of
                                             Commissions Retained
                   Aggregate Amount of       by Distributor After
                   Commissions Paid to       Payments to Selling
 Fiscal year           Distributor                  Firms
-------------     ---------------------     ---------------------
  2016            $568,161,672              $0
  2015            $568,720,128              $0
  2014            $463,545,565              $0



Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2016 ranged from $1,469 to $13,185,322.* The amount of commissions paid to selected selling firms during 2016 ranged from $4,059 to $44,666,849. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2016 ranged from $7,831 to $66,151,990.*

* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates Brighthouse Life Insurance Company of NY (formerly, First MetLife Investors Insurance Company) and Metropolitan Life Insurance Company.

The following list sets forth the names of selling firms that received additional compensation in 2016 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts offered by the prospectus). The selling firms are listed in alphabetical order.

Ameriprise Financial Services, Inc.
AXA Network LLC

BBVA Compass Investment Solutions, Inc.

Cambridge Investment Research

Capital Investments Group, Inc.
Centaurus Financial, Inc.

Cetera Advisor Networks LLC

CFD Investment, Inc.
Citigroup Global Markets, Inc.

Citizens Securities

Commonwealth Financial Network

Community America Financial Solutions, LLC
CUNA Brokerage Services

CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Equity Services, Inc.
Essex National Securities, Inc.

First Heartland Capital, Inc.

Founders Financial Securities, LLC

FSC Securities Corporation
H. D. Vest Investment Services, Inc.
Infinex Investments, Inc.
Invest Financial Corp.
Investacorp, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
Kestra Investment Services, LLC
Key Investment Services LLC

Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation

Lincoln Investment Planning Inc.
LPL Financial Corp. Affiliates

Merrill Lynch, Inc.

MetLife Securities, Inc.
MML Investors Services, LLC

Morgan Stanley Smith Barney, LLC

National Planning Holdings
NEXT Financial Group

Parkland Securities, LLC

PFS Investments Inc.

ProEquities, Inc.

Raymond James & Associates, Inc.
RBC Wealth Management

Sigma Financial Corporation
Signator Financial Services, Inc.

Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated

TFS Securities, Inc.

Transamerica Financial Advisors, Inc.

U.S. Bancorp Investments, Inc.

UBS Financial Services, Inc.

ValMark Securities, Inc.

Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC


There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.


CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an Investment Portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), the expenses for the underlying Investment Portfolio being advertised, and any applicable account fee, withdrawal charges, Enhanced Death Benefit rider charge, and/or GMIB, GWB or GMAB rider charge. For purposes of calculating performance information, the Enhanced Death Benefit rider charge and the GWB rider charge may be reflected as a percentage of Account Value or other theoretical benefit base. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 Purchase Payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 Purchase Payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

  P (1 + T)n = ERV

Where:

  P = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV =           ending redeemable value at the end of the time periods used
                      (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge, or applicable Enhanced Death Benefit, GMIB, GWB, or GMAB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Investment Portfolio will fluctuate over time, and any presentation of the Investment Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Investment Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.


ANNUITY PROVISIONS


VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.

The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) will be applied to the applicable Annuity Table to determine the first Annuity Payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The dollar amount of the first variable Annuity Payment is determined as follows:
The first variable Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.

The dollar amount of variable Annuity Payments after the first payment is determined as follows:

1. the dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, unless you transfer values from the Investment Portfolio to another Investment Portfolio;

2. the fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.

The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.

ANNUITY UNIT -- The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us.

The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.

(1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

NET INVESTMENT FACTOR -- The net investment factor for each Investment Portfolio is determined by dividing A by B and multiplying by (1-C) where:

A is (i) the net asset value per share of the portfolio at the end of the current Business Day; plus

     (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current Business Day.

B is the net asset value per share of the portfolio for the immediately preceding Business Day.

C is (i) the Separate Account product charges and for each day since the last Business Day. The daily charge is equal to the annual Separate Account product charges divided by 365; plus

     (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:

o You may not make a transfer from the fixed Annuity Option to the variable Annuity Option;

o Transfers among the subaccounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the subaccount to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units; and

o You may make a transfer from the variable Annuity Option to the fixed Annuity Option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of Annuity Units representing your interest in the subaccount per Annuity Payment; (b) is the Annuity Unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the Annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the Annuity Date for the Annuity Option elected. Amounts transferred to the fixed Annuity Option will be applied under the Annuity Option elected at the attained age of the Annuitant at the time of the transfer using the fixed Annuity Option table. If at the time of transfer, the then current fixed Annuity Option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and Annuity Unit values will be determined as of the end of the Business Day on which the Company receives a notice.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. The monthly Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.


MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.


LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.


ADDITIONAL FEDERAL TAX CONSIDERATIONS


NON-QUALIFIED CONTRACTS

DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to contract Owners of gains under their contracts. Inadvertent failure to meet these standards may be correctable.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively.

We reserve the right to amend your contract where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and other contract Owners in the Investment Portfolios from adverse tax consequences.


3.8% MEDICARE TAX

The 3.8% Medicare tax applies to the lesser of (1) "net investment income" or
(2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:



 Capital Gains       Dividends       Other
---------------     -----------     ------
     23.8%            43.4%         43.4%


QUALIFIED CONTRACTS


Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for contract Owners and plan participants.

TYPES OF QUALIFIED PLANS

The following list includes individual account-type plans which may hold an annuity contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA
Established by an individual, or employer as part of an employer plan.

SIMPLE
Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.

SEP

Established by a for-profit employer, based on IRA accounts for each participant. Generally, Employer only contributions. If the SEP IRA permits non-SEP contributions, Employee can make regular IRA contributions (including IRA catch up contributions) to the SEP IRA, up to the maximum annual limit.


401(K), 401(A)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.

403(B) TAX SHELTERED ANNUITY ("TSA")
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.

457(B) GOVERNMENTAL SPONSOR
Established by state and local governments, public schools (K-12), public colleges and universities.

457(B) NON-GOVERNMENTAL SPONSOR
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

ADDITIONAL INFORMATION REGARDING 457(B) PLANS

A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.


403(A)
If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a Beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

ROTH ACCOUNT
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.

ERISA

If your plan is subject to ERISA and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your contract may be subject to your spouse's rights as described below.

Generally, the spouse must give qualified consent whenever you elect to:

(a) choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

(b) make certain withdrawals under plans for which a qualified consent is required;

(c)        name someone other than the spouse as your Beneficiary; or

(d)        use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated Beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your Beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the Beneficiary designation must be made in writing that acknowledges the designated Beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of Beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

COMPARISON OF PLAN LIMITS FOR INDIVIDUAL CONTRIBUTIONS

(1)   IRA: elective contribution: $5,500; catch-up contribution: $1,000

(2)   SIMPLE: elective contribution: $12,500; catch-up contribution: $3,000

(3)   401(K): elective contribution: $18,000; catch-up contribution: $6,000

(4)   SEP/401(A): (employer contributions only)

(5)   403(B) (TSA): elective contribution: $18,000; catch-up contribution:
      $6,000

(6)   457(B): elective contribution: $18,000; catch-up contribution: $6,000


Dollar limits are for 2017 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not exceed the greater of $54,000 or 25% of an employee's compensation for 2017.


FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

CONDENSED FINANCIAL INFORMATION



The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2016. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.




                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.193556          10.523925         23,150.1404
01/01/2013 to 12/31/2013         10.523925          11.505530         36,296.3676
01/01/2014 to 12/31/2014         11.505530          12.148862         38,075.9934
01/01/2015 to 12/31/2015         12.148862          12.019266         29,361.1518
01/01/2016 to 12/31/2016         12.019266          12.247718         16,662.3762
--------------------------       ---------          ---------         -----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996816           1.038614              0.0000
01/01/2015 to 12/31/2015          1.038614           1.011568              0.0000
01/01/2016 to 12/31/2016          1.011568           1.014864          4,948.2984
--------------------------       ---------          ---------         -----------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.008191           6.999592        262,018.3370
01/01/2009 to 12/31/2009          6.999592           8.904173        293,594.3300
01/01/2010 to 12/31/2010          8.904173           9.823637        437,715.0320
01/01/2011 to 12/31/2011          9.823637           9.457635        619,858.7223
01/01/2012 to 12/31/2012          9.457635          10.560561        527,047.5359
01/01/2013 to 12/31/2013         10.560561          12.312852        466,188.9874
01/01/2014 to 12/31/2014         12.312852          12.843992        437,931.4081
01/01/2015 to 12/31/2015         12.843992          12.544662        284,954.3788
01/01/2016 to 12/31/2016         12.544662          13.303065        273,602.2685
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.998192           6.348852        301,878.8158
01/01/2009 to 12/31/2009          6.348852           8.370726        348,859.9500
01/01/2010 to 12/31/2010          8.370726           9.343994        362,485.6331
01/01/2011 to 12/31/2011          9.343994           8.756372        392,835.4769
01/01/2012 to 12/31/2012          8.756372          10.003997        364,710.5667
01/01/2013 to 12/31/2013         10.003997          12.311051        282,300.6189
01/01/2014 to 12/31/2014         12.311051          12.883114        326,789.5242
01/01/2015 to 12/31/2015         12.883114          12.576505        281,746.2743
01/01/2016 to 12/31/2016         12.576505          13.478957        281,824.6894
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.988192           5.749746         25,049.8499
01/01/2009 to 12/31/2009          5.749746           7.855089        111,585.8100
01/01/2010 to 12/31/2010          7.855089           9.142614        112,723.6956
01/01/2011 to 12/31/2011          9.142614           8.579473         90,193.6176
01/01/2012 to 12/31/2012          8.579473           9.907680         98,695.1822
01/01/2013 to 12/31/2013          9.907680          12.648353         96,409.1616
01/01/2014 to 12/31/2014         12.648353          13.459522         97,023.6090
01/01/2015 to 12/31/2015         13.459522          14.098675         96,669.2036
01/01/2016 to 12/31/2016         14.098675          15.129855         91,521.5387
--------------------------       ---------          ---------        ------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.018191           7.672156          185,062.7327
01/01/2009 to 12/31/2009          7.672156           9.312251          227,932.0100
01/01/2010 to 12/31/2010          9.312251          10.067374          281,795.4560
01/01/2011 to 12/31/2011         10.067374           9.921913          303,799.5328
01/01/2012 to 12/31/2012          9.921913          10.816479          310,701.3148
01/01/2013 to 12/31/2013         10.816479          12.078006          130,408.4905
01/01/2014 to 12/31/2014         12.078006          12.604410          120,193.7737
01/01/2015 to 12/31/2015         12.604410          12.308127          100,673.4690
01/01/2016 to 12/31/2016         12.308127          12.955773           99,361.9973
--------------------------       ---------          ---------          ------------

AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         11.124600          11.511758           50,000.7473
01/01/2013 to 12/31/2013         11.511758          10.939356           48,950.7582
01/01/2014 to 12/31/2014         10.939356          11.190495           39,458.9681
01/01/2015 to 12/31/2015         11.190495           9.953575           30,963.8497
01/01/2016 to 12/31/2016          9.953575          10.668050           29,444.4631
--------------------------       ---------          ---------          ------------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.949122          10.254082           40,627.4999
01/01/2013 to 12/31/2013         10.254082          11.126036           98,345.1228
01/01/2014 to 12/31/2014         11.126036          11.591394           97,126.7225
01/01/2015 to 12/31/2015         11.591394          11.389303           87,315.7295
01/01/2016 to 12/31/2016         11.389303          11.699377           83,224.0683
--------------------------       ---------          ---------          ------------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         16.329982          12.195423            2,261.7523
01/01/2009 to 12/31/2009         12.195423          17.591890           17,794.7400
01/01/2010 to 12/31/2010         17.591890          20.033380           46,153.6390
01/01/2011 to 12/31/2011         20.033380          20.168240           30,105.1747
01/01/2012 to 12/31/2012         20.168240          23.118155           34,319.3431
01/01/2013 to 12/31/2013         23.118155          24.862243           45,700.9973
01/01/2014 to 12/31/2014         24.862243          25.261255           44,085.8275
01/01/2015 to 12/31/2015         25.261255          23.842215           43,191.3720
01/01/2016 to 12/31/2016         23.842215          26.730246           40,508.2596
--------------------------       ---------          ---------          ------------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.322711          16.152793          318,515.9311
01/01/2008 to 12/31/2008         16.152793           9.266596          283,983.2311
01/01/2009 to 12/31/2009          9.266596          12.280998          264,500.0400
01/01/2010 to 12/31/2010         12.280998          14.025858          235,103.1539
01/01/2011 to 12/31/2011         14.025858          13.026028          215,937.4181
01/01/2012 to 12/31/2012         13.026028          16.141583          204,531.3882
01/01/2013 to 12/31/2013         16.141583          16.440377          185,105.4259
01/01/2014 to 12/31/2014         16.440377          18.316874          172,852.7576
01/01/2015 to 12/31/2015         18.316874          17.764593          156,830.1865
01/01/2016 to 12/31/2016         17.764593          17.626625          143,654.5400
--------------------------       ---------          ---------          ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          7.678353           7.723216        1,432,771.5576
01/01/2008 to 12/31/2008          7.723216           4.629841        1,260,423.9006
01/01/2009 to 12/31/2009          4.629841           6.055174        1,124,474.5500
01/01/2010 to 12/31/2010          6.055174           7.372926          962,269.7439
01/01/2011 to 12/31/2011          7.372926           7.488041          959,691.6583
01/01/2012 to 12/31/2012          7.488041           8.727953          829,658.2845
01/01/2013 to 12/31/2013          8.727953          12.500172          705,742.6383
01/01/2014 to 12/31/2014         12.500172          14.618625          624,157.2520
01/01/2015 to 12/31/2015         14.618625          13.798955          562,161.4499
01/01/2016 to 12/31/2016         13.798955          13.936968          522,921.7527
--------------------------       ---------          ---------        --------------


                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010        140.928841         144.689994             15.9878
01/01/2011 to 12/31/2011        144.689994         131.588146            985.7678
01/01/2012 to 12/31/2012        131.588146         158.564774            979.6271
01/01/2013 to 12/31/2013        158.564774         200.867763            747.7896
01/01/2014 to 04/25/2014        200.867763         209.000348              0.0000
--------------------------      ----------         ----------            --------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.135542          10.305387        214,294.0251
01/01/2008 to 12/31/2008         10.305387           4.600138        213,641.6730
01/01/2009 to 12/31/2009          4.600138           6.242944        197,464.6700
01/01/2010 to 12/31/2010          6.242944           6.591246        197,210.7906
01/01/2011 to 04/29/2011          6.591246           7.002829              0.0000
--------------------------      ----------         ----------        ------------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.056884          15.267724        183,925.9084
01/01/2008 to 12/31/2008         15.267724           9.599510        145,317.0505
01/01/2009 to 12/31/2009          9.599510          12.492580        135,131.6800
01/01/2010 to 12/31/2010         12.492580          15.266007        115,778.2577
01/01/2011 to 12/31/2011         15.266007          14.071615        110,467.2548
01/01/2012 to 12/31/2012         14.071615          16.347741         96,113.1603
01/01/2013 to 12/31/2013         16.347741          21.330590         79,129.1149
01/01/2014 to 12/31/2014         21.330590          23.757158         77,071.9942
01/01/2015 to 12/31/2015         23.757158          21.237440         76,232.0804
01/01/2016 to 12/31/2016         21.237440          23.643895         78,181.7749
--------------------------      ----------         ----------        ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.738183          19.196255        468,248.8267
01/01/2008 to 12/31/2008         19.196255          11.161587        397,748.9575
01/01/2009 to 12/31/2009         11.161587          17.024193        370,385.6300
01/01/2010 to 12/31/2010         17.024193          19.495409        349,291.8637
01/01/2011 to 12/31/2011         19.495409          16.443106        324,112.2935
01/01/2012 to 12/31/2012         16.443106          20.903672        283,076.1862
01/01/2013 to 12/31/2013         20.903672          26.830898        254,564.4469
01/01/2014 to 12/31/2014         26.830898          24.863707        226,173.5527
01/01/2015 to 12/31/2015         24.863707          23.350843        208,484.5355
01/01/2016 to 12/31/2016         23.350843          24.847030        197,736.8572
--------------------------      ----------         ----------        ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010672           1.046190        669,786.3310
01/01/2013 to 12/31/2013          1.046190           1.048221        504,790.7826
01/01/2014 to 12/31/2014          1.048221           1.088609        425,075.7141
01/01/2015 to 12/31/2015          1.088609           1.025766        332,709.3010
01/01/2016 to 12/31/2016          1.025766           1.127200        433,994.3783
--------------------------      ----------         ----------        ------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.939126          11.450048        396,995.8450
01/01/2008 to 12/31/2008         11.450048           7.217589        344,939.7706
01/01/2009 to 12/31/2009          7.217589           8.987134        353,692.5800
01/01/2010 to 12/31/2010          8.987134          10.155246        335,469.3959
01/01/2011 to 12/31/2011         10.155246           9.843209        308,485.8477
01/01/2012 to 12/31/2012          9.843209          11.474433        247,968.6637
01/01/2013 to 12/31/2013         11.474433          15.281396        261,124.0450
01/01/2014 to 12/31/2014         15.281396          16.431078        233,052.5696
01/01/2015 to 12/31/2015         16.431078          15.197128        211,879.3213
01/01/2016 to 12/31/2016         15.197128          17.534217        195,248.3299
--------------------------      ----------         ----------        ------------


                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         24.965038          16.420585        538,320.0572
01/01/2009 to 12/31/2009         16.420585          20.437665        503,551.7800
01/01/2010 to 12/31/2010         20.437665          25.235389        433,568.9390
01/01/2011 to 12/31/2011         25.235389          23.905232        376,060.7178
01/01/2012 to 12/31/2012         23.905232          26.967694        331,954.8656
01/01/2013 to 12/31/2013         26.967694          34.565396        282,119.9241
01/01/2014 to 12/31/2014         34.565396          37.278435        247,815.7705
01/01/2015 to 12/31/2015         37.278435          33.375015        226,914.5606
01/01/2016 to 12/31/2016         33.375015          37.918704        212,644.4732
--------------------------       ---------          ---------        ------------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.448465          15.784081        623,331.2147
01/01/2008 to 12/31/2008         15.784081           9.512270        522,091.2710
01/01/2009 to 12/31/2009          9.512270          12.520996        494,629.7400
01/01/2010 to 12/31/2010         12.520996          15.540993        430,112.0260
01/01/2011 to 12/31/2011         15.540993          15.121905        381,242.4072
01/01/2012 to 12/31/2012         15.121905          17.584715        319,962.5374
01/01/2013 to 12/31/2013         17.584715          24.246340        283,830.4420
01/01/2014 to 12/31/2014         24.246340          25.736259        263,370.8828
01/01/2015 to 12/31/2015         25.736259          24.882250        235,110.7350
01/01/2016 to 12/31/2016         24.882250          27.273716        221,698.5390
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         11.093127          10.534498         21,127.3761
01/01/2014 to 12/31/2014         10.534498          10.889748         21,064.9923
01/01/2015 to 12/31/2015         10.889748          10.763273         21,001.3593
01/01/2016 to 12/31/2016         10.763273          10.823223         23,116.9263
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.038190           8.936988         26,327.2864
01/01/2009 to 12/31/2009          8.936988           9.856360         53,615.6600
01/01/2010 to 12/31/2010          9.856360          10.286561         44,248.9136
01/01/2011 to 12/31/2011         10.286561          10.704420         41,767.8518
01/01/2012 to 12/31/2012         10.704420          11.045917         43,928.8479
01/01/2013 to 04/26/2013         11.045917          11.017198              0.0000
--------------------------       ---------          ---------        ------------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012726           1.048233        253,930.9724
01/01/2013 to 12/31/2013          1.048233           1.144363        340,694.7303
01/01/2014 to 12/31/2014          1.144363           1.204158        373,318.1139
01/01/2015 to 12/31/2015          1.204158           1.195044        364,349.3775
01/01/2016 to 12/31/2016          1.195044           1.209612        270,311.4234
--------------------------       ---------          ---------        ------------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.322142          12.980214         26,979.7464
01/01/2008 to 12/31/2008         12.980214           7.754770         39,834.4196
01/01/2009 to 12/31/2009          7.754770          10.741407         44,736.6600
01/01/2010 to 12/31/2010         10.741407          12.891564         53,991.6914
01/01/2011 to 12/31/2011         12.891564          12.492986         72,580.5568
01/01/2012 to 12/31/2012         12.492986          14.368003         44,582.6411
01/01/2013 to 12/31/2013         14.368003          16.553618         42,733.4063
01/01/2014 to 12/31/2014         16.553618          16.847273         42,020.4666
01/01/2015 to 12/31/2015         16.847273          16.775017         41,050.2815
01/01/2016 to 12/31/2016         16.775017          17.288762         43,746.3742
--------------------------       ---------          ---------        ------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.460946          14.056678           37,369.9794
01/01/2008 to 12/31/2008         14.056678           6.148147          299,044.2081
01/01/2009 to 12/31/2009          6.148147          10.217171          519,731.2100
01/01/2010 to 12/31/2010         10.217171          12.427597          536,022.3710
01/01/2011 to 12/31/2011         12.427597           9.938069          323,403.4527
01/01/2012 to 12/31/2012          9.938069          11.621652          288,183.6798
01/01/2013 to 12/31/2013         11.621652          10.862041          274,993.3699
01/01/2014 to 12/31/2014         10.862041           9.987536          275,583.2739
01/01/2015 to 12/31/2015          9.987536           8.467047          266,437.2249
01/01/2016 to 12/31/2016          8.467047           9.286443          242,083.8969
--------------------------       ---------          ---------          ------------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997740          10.205438              974.7689
01/01/2011 to 12/31/2011         10.205438          10.240357           13,455.9965
01/01/2012 to 12/31/2012         10.240357          10.810264           14,160.0906
01/01/2013 to 12/31/2013         10.810264          11.041274           27,394.7725
01/01/2014 to 12/31/2014         11.041274          10.940529           26,315.6341
01/01/2015 to 12/31/2015         10.940529          10.671627           24,091.6866
01/01/2016 to 12/31/2016         10.671627          11.469943           27,990.4681
--------------------------       ---------          ---------          ------------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987741           9.750493          100,515.5377
01/01/2012 to 12/31/2012          9.750493          10.011875           99,181.1616
01/01/2013 to 12/31/2013         10.011875           9.962344          129,648.9158
01/01/2014 to 12/31/2014          9.962344           9.902968          132,106.8158
01/01/2015 to 12/31/2015          9.902968           9.680273          191,841.6085
01/01/2016 to 12/31/2016          9.680273           9.820221          161,330.0475
--------------------------       ---------          ---------          ------------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.998192          10.878904                0.0000
01/01/2010 to 12/31/2010         10.878904          12.150119              373.6083
01/01/2011 to 12/31/2011         12.150119          11.912168                0.0000
01/01/2012 to 12/31/2012         11.912168          13.390224                0.0000
01/01/2013 to 12/31/2013         13.390224          13.307738                0.0000
01/01/2014 to 12/31/2014         13.307738          13.239254                0.0000
01/01/2015 to 12/31/2015         13.239254          12.480860                0.0000
01/01/2016 to 12/31/2016         12.480860          12.383990                0.0000
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.972623          13.127531          801,086.3843
01/01/2008 to 12/31/2008         13.127531           7.642126        1,877,780.8910
01/01/2009 to 12/31/2009          7.642126           9.971104        1,805,575.4300
01/01/2010 to 12/31/2010          9.971104          11.426466        1,703,935.3171
01/01/2011 to 12/31/2011         11.426466          10.590647        1,475,021.8225
01/01/2012 to 12/31/2012         10.590647          12.160401        1,278,085.9257
01/01/2013 to 12/31/2013         12.160401          15.490933        1,155,739.8757
01/01/2014 to 12/31/2014         15.490933          16.012798        1,011,415.4208
01/01/2015 to 12/31/2015         16.012798          15.434431          908,458.2839
01/01/2016 to 12/31/2016         15.434431          16.544930          867,799.5647
--------------------------       ---------          ---------        --------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.976006          10.421339           59,460.1030
01/01/2013 to 12/31/2013         10.421339          11.723002          112,796.5477
01/01/2014 to 12/31/2014         11.723002          12.643725          123,840.1809
01/01/2015 to 12/31/2015         12.643725          11.928444          194,041.3172
01/01/2016 to 12/31/2016         11.928444          12.714734          163,790.0448
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.078419           1.125733          129,725.2076
01/01/2014 to 12/31/2014          1.125733           1.209859          137,530.2281
01/01/2015 to 12/31/2015          1.209859           1.175638          480,043.6599
01/01/2016 to 12/31/2016          1.175638           1.206835           63,522.7118
--------------------------        --------           --------          ------------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.983664          17.153385          554,229.9754
01/01/2008 to 12/31/2008         17.153385          11.840161          453,622.6730
01/01/2009 to 12/31/2009         11.840161          14.726955          437,967.3100
01/01/2010 to 12/31/2010         14.726955          17.368472          409,640.4970
01/01/2011 to 12/31/2011         17.368472          15.549747          357,783.6433
01/01/2012 to 12/31/2012         15.549747          18.044960          288,839.3804
01/01/2013 to 12/31/2013         18.044960          23.509085          255,435.4932
01/01/2014 to 12/31/2014         23.509085          23.521029          222,151.9762
01/01/2015 to 12/31/2015         23.521029          21.884772          203,065.6229
01/01/2016 to 12/31/2016         21.884772          28.254984          186,380.5809
--------------------------       ---------          ---------          ------------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.829203          17.646923        1,169,698.7894
01/01/2008 to 12/31/2008         17.646923          10.008772          996,440.7431
01/01/2009 to 12/31/2009         10.008772          12.959129          923,468.7600
01/01/2010 to 12/31/2010         12.959129          14.208054          879,181.4989
01/01/2011 to 12/31/2011         14.208054          12.484782          811,492.2697
01/01/2012 to 12/31/2012         12.484782          14.338294          687,157.9602
01/01/2013 to 12/31/2013         14.338294          16.822371          610,656.1413
01/01/2014 to 12/31/2014         16.822371          15.397104          578,378.3784
01/01/2015 to 12/31/2015         15.397104          14.876468          518,716.6335
01/01/2016 to 12/31/2016         14.876468          14.504927          482,548.3651
--------------------------       ---------          ---------        --------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999774           1.033802                0.0000
01/01/2015 to 12/31/2015          1.033802           0.961188                0.0000
01/01/2016 to 12/31/2016          0.961188           1.050626           51,980.2756
--------------------------       ---------          ---------        --------------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.001649          11.989080          474,331.6052
01/01/2008 to 12/31/2008         11.989080          10.979939          761,461.4361
01/01/2009 to 12/31/2009         10.979939          12.749612          402,376.5800
01/01/2010 to 12/31/2010         12.749612          13.514326          372,861.4424
01/01/2011 to 12/31/2011         13.514326          14.774818          336,942.7620
01/01/2012 to 12/31/2012         14.774818          15.858800          293,165.4416
01/01/2013 to 12/31/2013         15.858800          14.152398          264,576.1643
01/01/2014 to 12/31/2014         14.152398          14.323547          247,595.1862
01/01/2015 to 12/31/2015         14.323547          13.650960          220,205.9480
01/01/2016 to 12/31/2016         13.650960          14.096791          205,754.8555
--------------------------       ---------          ---------        --------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.384722          13.102425        2,253,473.7136
01/01/2008 to 12/31/2008         13.102425          12.940264        2,302,653.2914
01/01/2009 to 12/31/2009         12.940264          15.023346        1,996,167.5900
01/01/2010 to 12/31/2010         15.023346          15.984943        1,878,577.1860
01/01/2011 to 12/31/2011         15.984943          16.222440        1,653,302.6824
01/01/2012 to 12/31/2012         16.222440          17.434855        1,568,092.3363
01/01/2013 to 12/31/2013         17.434855          16.821055        1,338,467.6090
01/01/2014 to 12/31/2014         16.821055          17.239364        1,249,745.7591
01/01/2015 to 12/31/2015         17.239364          16.958101        1,139,096.3594
01/01/2016 to 12/31/2016         16.958101          17.115911        1,047,793.8203
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.745460          10.893314            4,955.6568
01/01/2013 to 12/31/2013         10.893314          10.230778            3,513.9544
01/01/2014 to 12/31/2014         10.230778          10.823809            3,495.1243
01/01/2015 to 12/31/2015         10.823809          10.692470            4,064.0709
01/01/2016 to 12/31/2016         10.692470          10.656040            3,732.9291
--------------------------       ---------          ---------            ----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.215398          10.734370           21,814.0123
01/01/2014 to 12/31/2014         10.734370          11.471089           32,324.1856
01/01/2015 to 12/31/2015         11.471089          11.142169           47,549.7013
01/01/2016 to 12/31/2016         11.142169          11.460248           26,146.1179
--------------------------       ---------          ---------           -----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010704           1.066315          298,319.2848
01/01/2013 to 12/31/2013          1.066315           1.154916          156,767.4677
01/01/2014 to 12/31/2014          1.154916           1.223934          150,451.6988
01/01/2015 to 12/31/2015          1.223934           1.193322          136,253.4070
01/01/2016 to 12/31/2016          1.193322           1.240150          118,794.2418
--------------------------       ---------          ---------          ------------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.340043           8.501714          544,323.5877
01/01/2009 to 12/31/2009          8.501714          10.443805          516,278.8100
01/01/2010 to 12/31/2010         10.443805          11.530272          560,562.2840
01/01/2011 to 12/31/2011         11.530272          11.462321          522,587.2322
01/01/2012 to 12/31/2012         11.462321          12.721967          482,602.3095
01/01/2013 to 12/31/2013         12.721967          14.132010          467,216.0600
01/01/2014 to 12/31/2014         14.132010          14.708639          406,843.8429
01/01/2015 to 12/31/2015         14.708639          14.183895          353,688.4821
01/01/2016 to 12/31/2016         14.183895          14.758774          321,305.6326
--------------------------       ---------          ---------          ------------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.722122           7.794369          186,950.0474
01/01/2009 to 12/31/2009          7.794369           9.897797          178,465.8900
01/01/2010 to 12/31/2010          9.897797          11.113919          177,524.2555
01/01/2011 to 12/31/2011         11.113919          10.699652          153,429.2823
01/01/2012 to 12/31/2012         10.699652          12.105646          145,000.0383
01/01/2013 to 12/31/2013         12.105646          14.059551          142,856.3683
01/01/2014 to 12/31/2014         14.059551          14.573355          138,199.5291
01/01/2015 to 12/31/2015         14.573355          14.003571          131,576.0840
01/01/2016 to 12/31/2016         14.003571          14.722029          118,592.7938
--------------------------       ---------          ---------          ------------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         55.863563          56.989263        1,028,082.7548
01/01/2008 to 12/31/2008         56.989263          35.688706          874,903.2880
01/01/2009 to 12/31/2009         35.688706          41.561455          782,558.3000
01/01/2010 to 12/31/2010         41.561455          47.839303          706,253.3098
01/01/2011 to 12/31/2011         47.839303          45.170832          618,072.9799
01/01/2012 to 12/31/2012         45.170832          52.415371          547,941.5018
01/01/2013 to 12/31/2013         52.415371          68.971868          468,775.4611
01/01/2014 to 12/31/2014         68.971868          76.853157          420,126.1036
01/01/2015 to 12/31/2015         76.853157          72.884627          373,849.2811
01/01/2016 to 12/31/2016         72.884627          83.122416          335,978.8179
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.299611           9.602874        1,137,931.2798
01/01/2008 to 12/31/2008          9.602874           5.690788          981,243.9270
01/01/2009 to 12/31/2009          5.690788           8.143047          927,101.2300
01/01/2010 to 12/31/2010          8.143047          10.227279          837,820.2088
01/01/2011 to 12/31/2011         10.227279           9.894490          733,821.4112
01/01/2012 to 12/31/2012          9.894490          11.063337          658,232.3926
01/01/2013 to 12/31/2013         11.063337          14.862995          606,844.5772
01/01/2014 to 12/31/2014         14.862995          16.487394          542,874.2550
01/01/2015 to 12/31/2015         16.487394          17.299874          505,163.8054
01/01/2016 to 12/31/2016         17.299874          18.074487          466,167.9028
--------------------------       ---------          ---------        --------------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         13.796888          15.115190           61,158.8364
01/01/2014 to 12/31/2014         15.115190          14.370740           56,692.1644
01/01/2015 to 12/31/2015         14.370740          13.828798           55,883.9822
01/01/2016 to 12/31/2016         13.828798          14.289529           46,355.1907
--------------------------       ---------          ---------        --------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.088188           6.044506           11,722.8093
01/01/2009 to 12/31/2009          6.044506           8.475894           57,516.1200
01/01/2010 to 12/31/2010          8.475894           8.911941           53,555.2900
01/01/2011 to 12/31/2011          8.911941           7.514062           53,624.4003
01/01/2012 to 12/31/2012          7.514062           8.679548           51,986.8353
01/01/2013 to 04/26/2013          8.679548           8.994758                0.0000
--------------------------       ---------          ---------        --------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         14.043873          14.512748            2,041.9700
01/01/2010 to 12/31/2010         14.512748          15.081921            6,757.4909
01/01/2011 to 12/31/2011         15.081921          15.896561            7,581.7872
01/01/2012 to 12/31/2012         15.896561          16.195277           10,220.8642
01/01/2013 to 12/31/2013         16.195277          15.520773           10,129.0344
01/01/2014 to 12/31/2014         15.520773          16.100319            5,985.1965
01/01/2015 to 12/31/2015         16.100319          15.827917            9,538.5261
01/01/2016 to 12/31/2016         15.827917          15.893742           11,928.6620
--------------------------       ---------          ---------        --------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.230456          10.546583        1,101,164.9748
01/01/2008 to 12/31/2008         10.546583          10.643155        2,065,900.1899
01/01/2009 to 12/31/2009         10.643155          10.495489        1,339,906.8000
01/01/2010 to 12/31/2010         10.495489          10.323729          945,606.6072
01/01/2011 to 12/31/2011         10.323729          10.155238        1,214,459.0350
01/01/2012 to 12/31/2012         10.155238           9.988143          892,305.6608
01/01/2013 to 12/31/2013          9.988143           9.824685          577,217.0945
01/01/2014 to 12/31/2014          9.824685           9.663903          522,085.6698
01/01/2015 to 12/31/2015          9.663903           9.505751          508,022.1074
01/01/2016 to 12/31/2016          9.505751           9.360674          373,780.6395
--------------------------       ---------          ---------        --------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.687034          17.478966           59,830.4083
01/01/2014 to 12/31/2014         17.478966          19.062820           56,133.4893
01/01/2015 to 12/31/2015         19.062820          19.239169           51,500.2621
01/01/2016 to 12/31/2016         19.239169          19.900387           48,495.7144
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH SUB-ACCOUNT
(CLASS B))
01/01/2007 to 12/31/2007         12.682656          15.486352          123,761.6709
01/01/2008 to 12/31/2008         15.486352           7.875156          102,702.5502
01/01/2009 to 12/31/2009          7.875156          11.399836           90,192.5100
01/01/2010 to 12/31/2010         11.399836          14.259327           80,395.3952
01/01/2011 to 12/31/2011         14.259327          12.979302           71,339.3562
01/01/2012 to 12/31/2012         12.979302          13.534252           65,044.2462
01/01/2013 to 04/26/2013         13.534252          14.592475                0.0000
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.724679          12.845133          619,641.8715
01/01/2008 to 12/31/2008         12.845133           8.016809          518,219.3982
01/01/2009 to 12/31/2009          8.016809          11.005433          473,899.6900
01/01/2010 to 12/31/2010         11.005433          12.050186          439,530.2279
01/01/2011 to 12/31/2011         12.050186          11.879673          423,084.2173
01/01/2012 to 12/31/2012         11.879673          13.502034          844,344.0528
01/01/2013 to 12/31/2013         13.502034          18.159587          715,700.7992
01/01/2014 to 12/31/2014         18.159587          19.424182          629,057.1084
01/01/2015 to 12/31/2015         19.424182          21.120038          531,096.6574
01/01/2016 to 12/31/2016         21.120038          20.747453          474,013.6143
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.564767           9.979690            7,434.6246
01/01/2008 to 12/31/2008          9.979690           5.712205            6,548.0307
01/01/2009 to 12/31/2009          5.712205           6.925141           13,045.5300
01/01/2010 to 12/31/2010          6.925141           7.859835           15,819.5373
01/01/2011 to 12/31/2011          7.859835           7.434600           17,173.6182
01/01/2012 to 12/31/2012          7.434600           8.239005           10,868.1339
01/01/2013 to 04/26/2013          8.239005           8.847142                0.0000
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          9.025889          10.145899        1,461,057.7979
01/01/2008 to 12/31/2008         10.145899           5.394779        1,270,776.6208
01/01/2009 to 12/31/2009          5.394779           7.625579        1,157,954.3500
01/01/2010 to 12/31/2010          7.625579           8.205676        1,050,571.2522
01/01/2011 to 12/31/2011          8.205676           7.960229          875,468.2427
01/01/2012 to 04/27/2012          7.960229           8.947945                0.0000
--------------------------       ---------          ---------        --------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.830257          16.296121          695,047.3958
01/01/2008 to 12/31/2008         16.296121           8.633994          587,616.1037
01/01/2009 to 12/31/2009          8.633994          11.991528          533,008.4500
01/01/2010 to 12/31/2010         11.991528          13.536401          472,901.3782
01/01/2011 to 12/31/2011         13.536401          14.179556          412,917.1867
01/01/2012 to 12/31/2012         14.179556          15.561525          354,196.6635
01/01/2013 to 12/31/2013         15.561525          20.895389          315,248.5277
01/01/2014 to 12/31/2014         20.895389          20.897477          288,216.0374
01/01/2015 to 12/31/2015         20.897477          18.568786          265,184.3619
01/01/2016 to 12/31/2016         18.568786          22.402325          242,540.0810
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.064998          10.131600                0.0000
01/01/2009 to 12/31/2009         10.131600          14.222857            7,447.7100
01/01/2010 to 12/31/2010         14.222857          17.150588           11,503.4759
01/01/2011 to 12/31/2011         17.150588          14.128534           10,247.1880
01/01/2012 to 12/31/2012         14.128534          16.384184            7,465.5032
01/01/2013 to 12/31/2013         16.384184          20.564521           12,430.6973
01/01/2014 to 12/31/2014         20.564521          18.873780           11,528.2453
01/01/2015 to 12/31/2015         18.873780          19.633341           12,838.0159
01/01/2016 to 12/31/2016         19.633341          20.437259           28,436.0064
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         22.197264          22.555955          149,925.2762
--------------------------       ---------          ---------          ------------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.896490          15.784564          219,658.7200
01/01/2010 to 12/31/2010         15.784564          17.999926          193,556.9963
01/01/2011 to 12/31/2011         17.999926          16.843308          179,021.9674
01/01/2012 to 12/31/2012         16.843308          18.285402          168,066.6978
01/01/2013 to 12/31/2013         18.285402          23.870178          154,882.1120
01/01/2014 to 12/31/2014         23.870178          26.046242          145,909.0723
01/01/2015 to 12/31/2015         26.046242          25.555785          136,590.1299
01/01/2016 to 04/29/2016         25.555785          25.694247                0.0000
--------------------------       ---------          ---------          ------------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE EQUITY
OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.389697          14.780208        2,577,501.1009
01/01/2008 to 12/31/2008         14.780208           8.801293        2,282,848.3988
01/01/2009 to 12/31/2009          8.801293          11.412672        2,101,442.5000
01/01/2010 to 12/31/2010         11.412672          12.552562        1,916,652.6289
01/01/2011 to 12/31/2011         12.552562          11.831530        1,730,378.7213
01/01/2012 to 12/31/2012         11.831530          13.115000        1,475,057.6244
01/01/2013 to 12/31/2013         13.115000          17.225755        1,299,516.7289
01/01/2014 to 12/31/2014         17.225755          18.713913        1,119,764.9789
01/01/2015 to 12/31/2015         18.713913          18.824888        1,002,875.6599
01/01/2016 to 12/31/2016         18.824888          19.841206          896,014.0225
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.636606          13.883247           14,939.6581
01/01/2015 to 12/31/2015         13.883247          13.576085           42,547.6687
01/01/2016 to 12/31/2016         13.576085          13.958866           39,243.4680
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.227798          14.601206        2,582,265.6023
01/01/2015 to 12/31/2015         14.601206          14.208099        2,223,065.3880
01/01/2016 to 12/31/2016         14.208099          14.826400        2,011,535.3775
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.099798          11.563424          812,162.4307
01/01/2008 to 12/31/2008         11.563424           9.024871        1,089,549.2684
01/01/2009 to 12/31/2009          9.024871          10.910781        1,178,507.5300
01/01/2010 to 12/31/2010         10.910781          11.902368        1,214,298.5595
01/01/2011 to 12/31/2011         11.902368          11.915859        1,125,532.9140
01/01/2012 to 12/31/2012         11.915859          12.998689        1,102,021.9047
01/01/2013 to 12/31/2013         12.998689          13.946884          815,412.3193
01/01/2014 to 04/25/2014         13.946884          14.050555                0.0000
--------------------------       ---------          ---------        --------------


                       1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.543319          12.058129        2,371,941.0372
01/01/2008 to 12/31/2008         12.058129           8.726651        2,408,636.9381
01/01/2009 to 12/31/2009          8.726651          10.823073        2,375,970.5400
01/01/2010 to 12/31/2010         10.823073          11.966086        2,284,647.5834
01/01/2011 to 12/31/2011         11.966086          11.756922        2,225,206.7572
01/01/2012 to 12/31/2012         11.756922          12.996773        2,054,478.6658
01/01/2013 to 12/31/2013         12.996773          14.602732        1,995,052.8777
01/01/2014 to 04/25/2014         14.602732          14.655843                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.631519          15.129302        4,250,427.4195
01/01/2015 to 12/31/2015         15.129302          14.693033        3,771,324.8753
01/01/2016 to 12/31/2016         14.693033          15.479490        3,390,776.3398
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.061156          12.441938        5,357,936.7469
01/01/2008 to 12/31/2008         12.441938           8.329388        7,247,411.5696
01/01/2009 to 12/31/2009          8.329388          10.514679        6,968,832.9000
01/01/2010 to 12/31/2010         10.514679          11.747788        6,787,554.0376
01/01/2011 to 12/31/2011         11.747788          11.359161        5,911,435.3614
01/01/2012 to 12/31/2012         11.359161          12.728775        5,356,591.1512
01/01/2013 to 12/31/2013         12.728775          14.951838        4,685,909.5109
01/01/2014 to 04/25/2014         14.951838          14.961059                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.605151          15.189172        3,750,437.9274
01/01/2015 to 12/31/2015         15.189172          14.687175        3,395,824.1340
01/01/2016 to 12/31/2016         14.687175          15.622911        3,125,736.8883
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.717038          13.096001        5,626,447.2583
01/01/2008 to 12/31/2008         13.096001           8.003254        6,222,133.4460
01/01/2009 to 12/31/2009          8.003254          10.241709        5,752,331.4200
01/01/2010 to 12/31/2010         10.241709          11.634653        5,279,473.7401
01/01/2011 to 12/31/2011         11.634653          11.001334        4,778,559.5779
01/01/2012 to 12/31/2012         11.001334          12.521385        4,354,971.7371
01/01/2013 to 12/31/2013         12.521385          15.508286        3,988,892.2947
01/01/2014 to 04/25/2014         15.508286          15.433457                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998192           7.021527           43,747.3748
01/01/2009 to 12/31/2009          7.021527           8.878574           85,141.7900
01/01/2010 to 12/31/2010          8.878574           9.610672           96,192.0851
01/01/2011 to 12/31/2011          9.610672           9.287285          104,732.7225
01/01/2012 to 12/31/2012          9.287285          10.607388           95,756.4444
01/01/2013 to 04/26/2013         10.607388          11.410352                0.0000
--------------------------       ---------          ---------        --------------


                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.838586          13.487845            127.5600
01/01/2010 to 12/31/2010         13.487845          16.705911          4,123.6530
01/01/2011 to 12/31/2011         16.705911          16.065053          2,222.2364
01/01/2012 to 12/31/2012         16.065053          18.529086          2,301.6225
01/01/2013 to 12/31/2013         18.529086          24.195498          3,238.1755
01/01/2014 to 12/31/2014         24.195498          25.992035          6,213.9955
01/01/2015 to 12/31/2015         25.992035          24.882127          6,595.1025
01/01/2016 to 12/31/2016         24.882127          29.390215          6,726.5825
--------------------------       ---------          ---------          ----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         13.121585          13.550452        357,212.0648
01/01/2008 to 12/31/2008         13.550452           8.363648        320,006.3980
01/01/2009 to 12/31/2009          8.363648          10.361283        308,103.0700
01/01/2010 to 12/31/2010         10.361283          11.670983        289,250.9270
01/01/2011 to 12/31/2011         11.670983          11.670447        267,489.2266
01/01/2012 to 12/31/2012         11.670447          13.252153        277,518.4338
01/01/2013 to 12/31/2013         13.252153          17.170817        257,283.8514
01/01/2014 to 12/31/2014         17.170817          19.106012        230,239.7692
01/01/2015 to 12/31/2015         19.106012          18.968784        218,551.8036
01/01/2016 to 12/31/2016         18.968784          20.786347        183,377.4909
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         18.211505          21.243229        106,449.1197
01/01/2014 to 12/31/2014         21.243229          23.102581         94,844.1570
01/01/2015 to 12/31/2015         23.102581          22.641679         87,038.1212
01/01/2016 to 12/31/2016         22.641679          25.410414         84,973.6698
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998192           6.588767         21,111.9662
01/01/2009 to 12/31/2009          6.588767           8.093684         81,813.5000
01/01/2010 to 12/31/2010          8.093684           8.838888        136,426.8294
01/01/2011 to 12/31/2011          8.838888           8.646988        149,614.6077
01/01/2012 to 12/31/2012          8.646988           9.688314        133,951.7523
01/01/2013 to 04/26/2013          9.688314          10.604251              0.0000
--------------------------       ---------          ---------        ------------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.989316          11.564961          3,803.6000
01/01/2010 to 12/31/2010         11.564961          12.259062          4,968.6757
01/01/2011 to 12/31/2011         12.259062          10.533011          4,951.9829
01/01/2012 to 12/31/2012         10.533011          12.218310          3,294.9689
01/01/2013 to 12/31/2013         12.218310          14.594792          6,948.9767
01/01/2014 to 12/31/2014         14.594792          13.447120          3,947.3730
01/01/2015 to 12/31/2015         13.447120          13.053662          2,567.5597
01/01/2016 to 12/31/2016         13.053662          12.964422          3,553.5642
--------------------------       ---------          ---------        ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         19.438744          24.233785        131,735.2864
01/01/2014 to 12/31/2014         24.233785          23.765563        114,009.9385
01/01/2015 to 12/31/2015         23.765563          23.465470        104,979.9085
01/01/2016 to 12/31/2016         23.465470          27.327174         97,371.7443
--------------------------       ---------          ---------        ------------


                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         16.136462          15.440795        309,684.9867
01/01/2008 to 12/31/2008         15.440795           9.370413        281,593.7550
01/01/2009 to 12/31/2009          9.370413          12.605418        255,106.3100
01/01/2010 to 12/31/2010         12.605418          15.233624        215,961.8954
01/01/2011 to 12/31/2011         15.233624          14.194208        200,774.4400
01/01/2012 to 12/31/2012         14.194208          14.698643        164,834.7569
01/01/2013 to 04/26/2013         14.698643          15.924716              0.0000
--------------------------       ---------          ---------        ------------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         11.143198          13.692928          1,673.3300
01/01/2010 to 12/31/2010         13.692928          17.044476          1,777.6741
01/01/2011 to 12/31/2011         17.044476          16.040482          5,757.5793
01/01/2012 to 12/31/2012         16.040482          18.292316          4,949.2061
01/01/2013 to 12/31/2013         18.292316          24.852244         13,370.3666
01/01/2014 to 12/31/2014         24.852244          25.601821          9,481.0081
01/01/2015 to 12/31/2015         25.601821          24.040426          9,763.9039
01/01/2016 to 12/31/2016         24.040426          28.595307          7,055.4716
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         16.805417          21.184132        266,346.0086
01/01/2014 to 12/31/2014         21.184132          22.676564        242,893.9827
01/01/2015 to 12/31/2015         22.676564          24.650367        223,801.3329
01/01/2016 to 12/31/2016         24.650367          24.618384        219,760.4393
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.865207           6.293680        250,181.0592
01/01/2008 to 12/31/2008          6.293680           3.438596        197,910.0021
01/01/2009 to 12/31/2009          3.438596           5.377075        193,617.5000
01/01/2010 to 12/31/2010          5.377075           6.753719        171,381.7171
01/01/2011 to 12/31/2011          6.753719           5.986033        162,238.9517
01/01/2012 to 12/31/2012          5.986033           6.601045        142,451.8593
01/01/2013 to 04/26/2013          6.601045           6.897369              0.0000
--------------------------       ---------          ---------        ------------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.612720          14.743903              0.0000
01/01/2010 to 12/31/2010         14.743903          18.712143              0.0000
01/01/2011 to 12/31/2011         18.712143          15.337245          2,902.0366
01/01/2012 to 12/31/2012         15.337245          15.473865          2,886.1056
01/01/2013 to 12/31/2013         15.473865          16.857599          2,871.5116
01/01/2014 to 12/31/2014         16.857599          13.460325          2,856.3423
01/01/2015 to 12/31/2015         13.460325           8.902713          2,838.8972
01/01/2016 to 12/31/2016          8.902713          12.587406          2,822.1350
--------------------------       ---------          ---------        ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         28.421120          29.430103        388,707.5751
--------------------------       ---------          ---------        ------------


                      1.65% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      18.238141          19.113056          1,099,384.7378
01/01/2008 to 12/31/2008      19.113056          15.302076            875,259.1147
01/01/2009 to 12/31/2009      15.302076          20.586701            788,356.3700
01/01/2010 to 12/31/2010      20.586701          22.875466            714,241.2804
01/01/2011 to 12/31/2011      22.875466          23.505333            631,248.8694
01/01/2012 to 12/31/2012      23.505333          26.111964            576,708.8517
01/01/2013 to 12/31/2013      26.111964          27.734056            500,702.0517
01/01/2014 to 12/31/2014      27.734056          28.597570            459,829.4242
01/01/2015 to 12/31/2015      28.597570          27.517908            411,473.2304
01/01/2016 to 04/29/2016      27.517908          28.330980                  0.0000
--------------------------    ---------          ---------          --------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      29.001430          30.057318             37,413.6907
--------------------------    ---------          ---------          --------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.765934          12.338270              5,385.0076
01/01/2011 to 12/31/2011      12.338270          12.556481             12,044.9653
01/01/2012 to 12/31/2012      12.556481          13.764649             18,855.9154
01/01/2013 to 12/31/2013      13.764649          13.730420             69,708.9116
01/01/2014 to 12/31/2014      13.730420          14.105743             71,568.7731
01/01/2015 to 12/31/2015      14.105743          13.672696             69,569.2223
01/01/2016 to 04/29/2016      13.672696          14.000232                  0.0000
--------------------------    ---------          ---------          --------------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      15.692541          16.056909              1,017.6624
01/01/2008 to 12/31/2008      16.056909          15.709391             20,514.5850
01/01/2009 to 12/31/2009      15.709391          16.082823             18,391.6300
01/01/2010 to 12/31/2010      16.082823          16.688556             23,973.3426
01/01/2011 to 12/31/2011      16.688556          17.280596             38,713.6887
01/01/2012 to 12/31/2012      17.280596          17.514328             40,078.5139
01/01/2013 to 12/31/2013      17.514328          17.071751             36,872.8382
01/01/2014 to 12/31/2014      17.071751          17.220600             16,075.1454
01/01/2015 to 12/31/2015      17.220600          16.990796             15,366.7009
01/01/2016 to 12/31/2016      16.990796          16.883434             14,864.5699

                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.183282          10.506265           31,029.1224
01/01/2013 to 12/31/2013         10.506265          11.474744           36,091.9456
01/01/2014 to 12/31/2014         11.474744          12.104244           44,076.9478
01/01/2015 to 12/31/2015         12.104244          11.963151           42,618.7098
01/01/2016 to 12/31/2016         11.963151          12.178353           45,081.2802
--------------------------       ---------          ---------           -----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996802           1.037898           17,424.8035
01/01/2015 to 12/31/2015          1.037898           1.009859          150,895.3429
01/01/2016 to 12/31/2016          1.009859           1.012137          122,232.0642
--------------------------       ---------          ---------          ------------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.008082           6.994767          667,228.4700
01/01/2009 to 12/31/2009          6.994767           8.889143        1,154,563.1900
01/01/2010 to 12/31/2010          8.889143           9.797260        1,295,316.1893
01/01/2011 to 12/31/2011          9.797260           9.422832        1,005,057.3599
01/01/2012 to 12/31/2012          9.422832          10.511129          953,918.5500
01/01/2013 to 12/31/2013         10.511129          12.242973          901,954.2521
01/01/2014 to 12/31/2014         12.242973          12.758332          899,395.7867
01/01/2015 to 12/31/2015         12.758332          12.448539          818,618.2859
01/01/2016 to 12/31/2016         12.448539          13.187937          728,633.3312
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.998082           6.344471        1,190,292.0731
01/01/2009 to 12/31/2009          6.344471           8.356591        1,867,799.3600
01/01/2010 to 12/31/2010          8.356591           9.318900        1,776,916.6631
01/01/2011 to 12/31/2011          9.318900           8.724143        1,712,550.8998
01/01/2012 to 12/31/2012          8.724143           9.957163        1,744,580.8279
01/01/2013 to 12/31/2013          9.957163          12.241176        1,674,526.9680
01/01/2014 to 12/31/2014         12.241176          12.797185        1,661,958.7401
01/01/2015 to 12/31/2015         12.797185          12.480129        1,403,379.5795
01/01/2016 to 12/31/2016         12.480129          13.362298        1,252,751.7435
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.988083           5.745775          109,505.6773
01/01/2009 to 12/31/2009          5.745775           7.841818          126,551.0800
01/01/2010 to 12/31/2010          7.841818           9.118054          139,983.8891
01/01/2011 to 12/31/2011          9.118054           8.547889          109,005.9439
01/01/2012 to 12/31/2012          8.547889           9.861290          107,148.6625
01/01/2013 to 12/31/2013          9.861290          12.576555           99,333.7083
01/01/2014 to 12/31/2014         12.576555          13.369741           93,337.6115
01/01/2015 to 12/31/2015         13.369741          13.990630          133,106.8219
01/01/2016 to 12/31/2016         13.990630          14.998904          138,470.8748
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.018081           7.666872          491,992.6105
01/01/2009 to 12/31/2009          7.666872           9.296538          554,818.2400
01/01/2010 to 12/31/2010          9.296538          10.040347          638,957.9001
01/01/2011 to 12/31/2011         10.040347           9.885409          880,141.5031
01/01/2012 to 12/31/2012          9.885409          10.765856          691,926.6017
01/01/2013 to 12/31/2013         10.765856          12.009466          650,243.2326
01/01/2014 to 12/31/2014         12.009466          12.520354          730,545.9736
01/01/2015 to 12/31/2015         12.520354          12.213823          553,955.6998
01/01/2016 to 12/31/2016         12.213823          12.843658          511,612.8238
--------------------------       ---------          ---------        --------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          11.113091          11.492134        71,701.8372
01/01/2013 to 12/31/2013          11.492134          10.909788        95,116.5795
01/01/2014 to 12/31/2014          10.909788          11.149090        43,316.9079
01/01/2015 to 12/31/2015          11.149090           9.906825        38,874.1829
01/01/2016 to 12/31/2016           9.906825          10.607334        36,536.7473
--------------------------        ---------          ---------        -----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012           9.939093          10.236873        71,453.8968
01/01/2013 to 12/31/2013          10.236873          11.096263       115,584.2918
01/01/2014 to 12/31/2014          11.096263          11.548820        88,643.3037
01/01/2015 to 12/31/2015          11.548820          11.336124       114,076.7196
01/01/2016 to 12/31/2016          11.336124          11.633112       125,762.2392
--------------------------        ---------          ---------       ------------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008          16.140545          12.045782         5,023.4703
01/01/2009 to 12/31/2009          12.045782          17.358689        39,039.9500
01/01/2010 to 12/31/2010          17.358689          19.748068        49,295.1134
01/01/2011 to 12/31/2011          19.748068          19.861185        56,842.9674
01/01/2012 to 12/31/2012          19.861185          22.743320        52,997.7712
01/01/2013 to 12/31/2013          22.743320          24.434687        47,972.7311
01/01/2014 to 12/31/2014          24.434687          24.802021        42,821.1384
01/01/2015 to 12/31/2015          24.802021          23.385369        49,772.7513
01/01/2016 to 12/31/2016          23.385369          26.191865        44,238.6128
--------------------------        ---------          ---------       ------------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          19.271313          16.093623       149,821.9519
01/01/2008 to 12/31/2008          16.093623           9.223364       132,254.2543
01/01/2009 to 12/31/2009           9.223364          12.211480       120,940.1600
01/01/2010 to 12/31/2010          12.211480          13.932543       109,557.1915
01/01/2011 to 12/31/2011          13.932543          12.926451       113,252.4378
01/01/2012 to 12/31/2012          12.926451          16.002101       115,994.8532
01/01/2013 to 12/31/2013          16.002101          16.282017        99,005.8233
01/01/2014 to 12/31/2014          16.282017          18.122311        89,107.6789
01/01/2015 to 12/31/2015          18.122311          17.558323        78,339.2580
01/01/2016 to 12/31/2016          17.558323          17.404553        73,065.6017
--------------------------        ---------          ---------       ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007           7.690836           7.727995       422,370.8947
01/01/2008 to 12/31/2008           7.727995           4.628049       422,541.5303
01/01/2009 to 12/31/2009           4.628049           6.046778       398,419.7700
01/01/2010 to 12/31/2010           6.046778           7.355352       358,059.8286
01/01/2011 to 12/31/2011           7.355352           7.462739       368,564.6284
01/01/2012 to 12/31/2012           7.462739           8.689722       317,272.3757
01/01/2013 to 12/31/2013           8.689722          12.432991       325,312.5013
01/01/2014 to 12/31/2014          12.432991          14.525528       287,273.9499
01/01/2015 to 12/31/2015          14.525528          13.697363       228,157.0656
01/01/2016 to 12/31/2016          13.697363          13.820529       239,055.5575
--------------------------        ---------          ---------       ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010         137.018308         140.581867           295.6292
01/01/2011 to 12/31/2011         140.581867         127.724425           299.9336
01/01/2012 to 12/31/2012         127.724425         153.754409           953.2243
01/01/2013 to 12/31/2013         153.754409         194.579444         1,684.6768
01/01/2014 to 04/25/2014         194.579444         202.393676             0.0000
--------------------------       ----------         ----------       ------------


                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.122610          10.283068           71,461.8140
01/01/2008 to 12/31/2008         10.283068           4.585552           73,675.7912
01/01/2009 to 12/31/2009          4.585552           6.216925           85,304.2600
01/01/2010 to 12/31/2010          6.216925           6.557220           75,032.1913
01/01/2011 to 04/29/2011          6.557220           6.964406                0.0000
--------------------------       ---------          ---------           -----------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.016817          15.211790          415,804.5835
01/01/2008 to 12/31/2008         15.211790           9.554730          254,830.4232
01/01/2009 to 12/31/2009          9.554730          12.421876          229,511.8600
01/01/2010 to 12/31/2010         12.421876          15.164455          192,975.6214
01/01/2011 to 12/31/2011         15.164455          13.964054          180,120.7616
01/01/2012 to 12/31/2012         13.964054          16.206485          156,667.9715
01/01/2013 to 12/31/2013         16.206485          21.125154          139,166.5819
01/01/2014 to 12/31/2014         21.125154          23.504834          114,646.0234
01/01/2015 to 12/31/2015         23.504834          20.990857          105,741.9432
01/01/2016 to 12/31/2016         20.990857          23.346014           97,543.5299
--------------------------       ---------          ---------          ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.742895          19.181531          687,008.4094
01/01/2008 to 12/31/2008         19.181531          11.141818          564,235.6196
01/01/2009 to 12/31/2009         11.141818          16.977047          508,991.5300
01/01/2010 to 12/31/2010         16.977047          19.422008          454,241.5700
01/01/2011 to 12/31/2011         19.422008          16.364832          414,357.2483
01/01/2012 to 12/31/2012         16.364832          20.783269          358,846.1129
01/01/2013 to 12/31/2013         20.783269          26.649710          300,712.2169
01/01/2014 to 12/31/2014         26.649710          24.671106          269,112.2705
01/01/2015 to 12/31/2015         24.671106          23.146785          245,448.5840
01/01/2016 to 12/31/2016         23.146785          24.605278          240,317.2532
--------------------------       ---------          ---------          ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010655           1.045471          870,604.5617
01/01/2013 to 12/31/2013          1.045471           1.046454        1,101,485.8331
01/01/2014 to 12/31/2014          1.046454           1.085687        1,060,375.4543
01/01/2015 to 12/31/2015          1.085687           1.021990          938,574.5322
01/01/2016 to 12/31/2016          1.021990           1.121928          683,687.5546
--------------------------       ---------          ---------        --------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.919227          11.419472           96,248.9567
01/01/2008 to 12/31/2008         11.419472           7.191079           93,244.9518
01/01/2009 to 12/31/2009          7.191079           8.945174           92,460.5300
01/01/2010 to 12/31/2010          8.945174          10.097738           80,704.8316
01/01/2011 to 12/31/2011         10.097738           9.777703           71,491.0091
01/01/2012 to 12/31/2012          9.777703          11.386622           68,898.6629
01/01/2013 to 12/31/2013         11.386622          15.149305           83,203.8816
01/01/2014 to 12/31/2014         15.149305          16.272764           68,325.4971
01/01/2015 to 12/31/2015         16.272764          15.035650           56,999.0327
01/01/2016 to 12/31/2016         15.035650          17.330567           54,606.7756
--------------------------       ---------          ---------        --------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         24.259921          15.945964         27,784.5557
01/01/2009 to 12/31/2009         15.945964          19.827088         31,430.3800
01/01/2010 to 12/31/2010         19.827088          24.457039         35,726.9337
01/01/2011 to 12/31/2011         24.457039          23.144786         32,560.8482
01/01/2012 to 12/31/2012         23.144786          26.083594         25,600.6525
01/01/2013 to 12/31/2013         26.083594          33.398816         22,944.6427
01/01/2014 to 12/31/2014         33.398816          35.984283         22,776.6929
01/01/2015 to 12/31/2015         35.984283          32.184148         22,246.2928
01/01/2016 to 12/31/2016         32.184148          36.529158         21,496.9373
--------------------------       ---------          ---------         -----------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.451878          15.771940        291,662.2626
01/01/2008 to 12/31/2008         15.771940           9.495398        256,634.6839
01/01/2009 to 12/31/2009          9.495398          12.486292        243,029.7000
01/01/2010 to 12/31/2010         12.486292          15.482445        208,698.8797
01/01/2011 to 12/31/2011         15.482445          15.049903        185,562.7308
01/01/2012 to 12/31/2012         15.049903          17.483404        157,912.6788
01/01/2013 to 12/31/2013         17.483404          24.082576        167,252.7136
01/01/2014 to 12/31/2014         24.082576          25.536874        115,875.8922
01/01/2015 to 12/31/2015         25.536874          24.664794         99,414.2949
01/01/2016 to 12/31/2016         24.664794          27.008339         88,592.0191
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         11.037623          10.474723        133,885.6834
01/01/2014 to 12/31/2014         10.474723          10.817135        134,972.2857
01/01/2015 to 12/31/2015         10.817135          10.680816        141,090.5587
01/01/2016 to 12/31/2016         10.680816          10.729571        125,389.1359
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.038080           8.930842         55,376.9498
01/01/2009 to 12/31/2009          8.930842           9.839740        153,912.6600
01/01/2010 to 12/31/2010          9.839740          10.258953        159,176.7273
01/01/2011 to 12/31/2011         10.258953          10.665052        146,729.2690
01/01/2012 to 12/31/2012         10.665052          10.994233        162,643.6537
01/01/2013 to 04/26/2013         10.994233          10.965528              0.0000
--------------------------       ---------          ---------        ------------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012709           1.047513        327,423.8083
01/01/2013 to 12/31/2013          1.047513           1.142433        366,115.0998
01/01/2014 to 12/31/2014          1.142433           1.200926        321,919.3070
01/01/2015 to 12/31/2015          1.200926           1.190645        429,949.2036
01/01/2016 to 12/31/2016          1.190645           1.203955        407,864.4132
--------------------------       ---------          ---------        ------------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.315213          12.958474        117,424.9721
01/01/2008 to 12/31/2008         12.958474           7.734002        104,320.5870
01/01/2009 to 12/31/2009          7.734002          10.701942         73,976.5100
01/01/2010 to 12/31/2010         10.701942          12.831376         51,774.3616
01/01/2011 to 12/31/2011         12.831376          12.422254         66,490.0724
01/01/2012 to 12/31/2012         12.422254          14.272304         63,901.6760
01/01/2013 to 12/31/2013         14.272304          16.426933         54,335.8725
01/01/2014 to 12/31/2014         16.426933          16.701626         48,833.4875
01/01/2015 to 12/31/2015         16.701626          16.613369         45,246.6453
01/01/2016 to 12/31/2016         16.613369          17.105049         37,910.4562
--------------------------       ---------          ---------        ------------


                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.453918          14.033128           81,889.3680
01/01/2008 to 12/31/2008         14.033128           6.131668           70,413.5393
01/01/2009 to 12/31/2009          6.131668          10.179606          100,604.9500
01/01/2010 to 12/31/2010         10.179606          12.369549          101,584.8342
01/01/2011 to 12/31/2011         12.369549           9.881769           99,680.7897
01/01/2012 to 12/31/2012          9.881769          11.544206          102,516.4283
01/01/2013 to 12/31/2013         11.544206          10.778868          102,476.3881
01/01/2014 to 12/31/2014         10.778868           9.901143           92,466.7325
01/01/2015 to 12/31/2015          9.901143           8.385404           93,890.2134
01/01/2016 to 12/31/2016          8.385404           9.187708           86,421.0462
--------------------------       ---------          ---------          ------------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997603          10.198534           13,141.2160
01/01/2011 to 12/31/2011         10.198534          10.223228           29,236.7254
01/01/2012 to 12/31/2012         10.223228          10.781338           24,813.5919
01/01/2013 to 12/31/2013         10.781338          11.000723           42,792.1088
01/01/2014 to 12/31/2014         11.000723          10.889452           44,001.1552
01/01/2015 to 12/31/2015         10.889452          10.611186           37,827.6375
01/01/2016 to 12/31/2016         10.611186          11.393584           28,032.5820
--------------------------       ---------          ---------          ------------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987604           9.743895           59,388.9181
01/01/2012 to 12/31/2012          9.743895           9.995045           54,762.5323
01/01/2013 to 12/31/2013          9.995045           9.935655           61,446.3903
01/01/2014 to 12/31/2014          9.935655           9.866566          114,378.6806
01/01/2015 to 12/31/2015          9.866566           9.635047          102,668.1723
01/01/2016 to 12/31/2016          9.635047           9.764572           62,200.4759
--------------------------       ---------          ---------          ------------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.998082          10.871607                0.0000
01/01/2010 to 12/31/2010         10.871607          12.129841            4,428.0608
01/01/2011 to 12/31/2011         12.129841          11.880428            3,873.9002
01/01/2012 to 12/31/2012         11.880428          13.341128            3,773.9392
01/01/2013 to 12/31/2013         13.341128          13.245689            2,677.9329
01/01/2014 to 12/31/2014         13.245689          13.164349            2,660.0450
01/01/2015 to 12/31/2015         13.164349          12.397834            2,585.1592
01/01/2016 to 12/31/2016         12.397834          12.289311            2,590.7016
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.944726          13.086132        1,026,255.7098
01/01/2008 to 12/31/2008         13.086132           7.610366          968,970.0248
01/01/2009 to 12/31/2009          7.610366           9.919738          798,382.7600
01/01/2010 to 12/31/2010          9.919738          11.356251          785,186.2573
01/01/2011 to 12/31/2011         11.356251          10.515063          672,452.9061
01/01/2012 to 12/31/2012         10.515063          12.061485          624,437.4984
01/01/2013 to 12/31/2013         12.061485          15.349577          545,952.9916
01/01/2014 to 12/31/2014         15.349577          15.850816          405,827.7474
01/01/2015 to 12/31/2015         15.850816          15.263021          345,691.0001
01/01/2016 to 12/31/2016         15.263021          16.344835          355,862.1092
--------------------------       ---------          ---------        --------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.965951          10.403852           51,556.7285
01/01/2013 to 12/31/2013         10.403852          11.691635           52,482.9362
01/01/2014 to 12/31/2014         11.691635          12.597290          116,038.8671
01/01/2015 to 12/31/2015         12.597290          11.872752          114,981.5782
01/01/2016 to 12/31/2016         11.872752          12.642725          120,809.2898
--------------------------       ---------          ---------        --------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.077893           1.124426              0.0000
01/01/2014 to 12/31/2014          1.124426           1.207247         49,847.1348
01/01/2015 to 12/31/2015          1.207247           1.171927        307,034.9133
01/01/2016 to 12/31/2016          1.171927           1.201823        283,579.5819
--------------------------        --------           --------        ------------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.962804          17.116257        590,073.6714
01/01/2008 to 12/31/2008         17.116257          11.802663        437,148.5686
01/01/2009 to 12/31/2009         11.802663          14.665635        418,089.9400
01/01/2010 to 12/31/2010         14.665635          17.278883        368,966.8417
01/01/2011 to 12/31/2011         17.278883          15.454099        336,817.3198
01/01/2012 to 12/31/2012         15.454099          17.915950        287,712.2079
01/01/2013 to 12/31/2013         17.915950          23.317695        252,238.2662
01/01/2014 to 12/31/2014         23.317695          23.306215        210,135.5073
01/01/2015 to 12/31/2015         23.306215          21.663213        182,058.9163
01/01/2016 to 12/31/2016         21.663213          27.940994        164,676.0893
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.829364          17.620509        445,604.3010
01/01/2008 to 12/31/2008         17.620509           9.978727        336,070.5402
01/01/2009 to 12/31/2009          9.978727          12.900855        358,424.9400
01/01/2010 to 12/31/2010         12.900855          14.122990        269,406.7697
01/01/2011 to 12/31/2011         14.122990          12.391447        244,579.7269
01/01/2012 to 12/31/2012         12.391447          14.209664        220,477.7478
01/01/2013 to 12/31/2013         14.209664          16.652151        185,842.6330
01/01/2014 to 12/31/2014         16.652151          15.226062        164,715.9065
01/01/2015 to 12/31/2015         15.226062          14.696497        148,041.8686
01/01/2016 to 12/31/2016         14.696497          14.315126        146,964.3866
--------------------------       ---------          ---------        ------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999760           1.033089              0.0000
01/01/2015 to 12/31/2015          1.033089           0.959564              0.0000
01/01/2016 to 12/31/2016          0.959564           1.047802              0.0000
--------------------------       ---------          ---------        ------------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.961391          11.933208        682,836.8400
01/01/2008 to 12/31/2008         11.933208          10.917813        746,570.3257
01/01/2009 to 12/31/2009         10.917813          12.664811        767,252.0900
01/01/2010 to 12/31/2010         12.664811          13.411023        678,447.8767
01/01/2011 to 12/31/2011         13.411023          14.647270        596,849.5573
01/01/2012 to 12/31/2012         14.647270          15.706100        525,494.4515
01/01/2013 to 12/31/2013         15.706100          14.002111        452,641.9792
01/01/2014 to 12/31/2014         14.002111          14.157275        390,061.1226
01/01/2015 to 12/31/2015         14.157275          13.479002        345,664.7316
01/01/2016 to 12/31/2016         13.479002          13.905304        326,628.5467
--------------------------       ---------          ---------        ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.404736          13.110413        719,451.5509
01/01/2008 to 12/31/2008         13.110413          12.935178        776,172.3023
01/01/2009 to 12/31/2009         12.935178          15.002440        831,331.4600
01/01/2010 to 12/31/2010         15.002440          15.946750        794,148.6175
01/01/2011 to 12/31/2011         15.946750          16.167547        708,451.2157
01/01/2012 to 12/31/2012         16.167547          17.358401        739,517.6239
01/01/2013 to 12/31/2013         17.358401          16.730551        594,401.3562
01/01/2014 to 12/31/2014         16.730551          17.129470        435,842.0337
01/01/2015 to 12/31/2015         17.129470          16.833155        360,087.9182
01/01/2016 to 12/31/2016         16.833155          16.972821        328,815.7514
--------------------------       ---------          ---------        ------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.734635          10.875038              0.0000
01/01/2013 to 12/31/2013         10.875038          10.203401            986.7498
01/01/2014 to 12/31/2014         10.203401          10.784057          5,735.9521
01/01/2015 to 12/31/2015         10.784057          10.642551            976.8583
01/01/2016 to 12/31/2016         10.642551          10.595690         16,789.9406
--------------------------       ---------          ---------         -----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.215119          10.726847              0.0000
01/01/2014 to 12/31/2014         10.726847          11.451591              0.0000
01/01/2015 to 12/31/2015         11.451591          11.112109          1,559.7951
01/01/2016 to 12/31/2016         11.112109          11.417906          1,863.4090
--------------------------       ---------          ---------         -----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010688           1.065582        258,640.0773
01/01/2013 to 12/31/2013          1.065582           1.152969        348,195.6300
01/01/2014 to 12/31/2014          1.152969           1.220650        393,651.1257
01/01/2015 to 12/31/2015          1.220650           1.188929        570,525.4670
01/01/2016 to 12/31/2016          1.188929           1.234350        504,618.4693
--------------------------       ---------          ---------        ------------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.314090           8.474073        149,883.3162
01/01/2009 to 12/31/2009          8.474073          10.399444        202,449.9000
01/01/2010 to 12/31/2010         10.399444          11.469830        356,814.0129
01/01/2011 to 12/31/2011         11.469830          11.390862        333,380.5036
01/01/2012 to 12/31/2012         11.390862          12.629955        367,489.4500
01/01/2013 to 12/31/2013         12.629955          14.015779        320,485.5401
01/01/2014 to 12/31/2014         14.015779          14.573082        328,691.8477
01/01/2015 to 12/31/2015         14.573082          14.039123        192,846.6223
01/01/2016 to 12/31/2016         14.039123          14.593535        161,939.9156
--------------------------       ---------          ---------        ------------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.698088           7.769023        196,324.6389
01/01/2009 to 12/31/2009          7.769023           9.855748        229,227.1900
01/01/2010 to 12/31/2010          9.855748          11.055654        301,425.6187
01/01/2011 to 12/31/2011         11.055654          10.632939        323,285.5117
01/01/2012 to 12/31/2012         10.632939          12.018082        317,245.9004
01/01/2013 to 12/31/2013         12.018082          13.943906        300,367.1935
01/01/2014 to 12/31/2014         13.943906          14.439035        300,427.1988
01/01/2015 to 12/31/2015         14.439035          13.860629        158,774.3540
01/01/2016 to 12/31/2016         13.860629          14.557192        141,967.7661
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         55.954181          57.024330        308,668.0904
01/01/2008 to 12/31/2008         57.024330          35.674748        276,826.4960
01/01/2009 to 12/31/2009         35.674748          41.503643        246,678.2100
01/01/2010 to 12/31/2010         41.503643          47.725049        224,367.3316
01/01/2011 to 12/31/2011         47.725049          45.017980        189,666.0920
01/01/2012 to 12/31/2012         45.017980          52.185524        165,676.9770
01/01/2013 to 12/31/2013         52.185524          68.600824        139,740.4447
01/01/2014 to 12/31/2014         68.600824          76.363310        120,381.6396
01/01/2015 to 12/31/2015         76.363310          72.347659        104,568.9406
01/01/2016 to 12/31/2016         72.347659          82.427569         98,881.4676
--------------------------       ---------          ---------        ------------


                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.313116           9.608835          502,456.6517
01/01/2008 to 12/31/2008          9.608835           5.688596          413,669.4413
01/01/2009 to 12/31/2009          5.688596           8.131775          420,798.9300
01/01/2010 to 12/31/2010          8.131775          10.202924          359,703.0932
01/01/2011 to 12/31/2011         10.202924           9.861078          313,697.5017
01/01/2012 to 12/31/2012          9.861078          11.014898          311,855.3561
01/01/2013 to 12/31/2013         11.014898          14.783140          285,261.3124
01/01/2014 to 12/31/2014         14.783140          16.382421          238,563.9669
01/01/2015 to 12/31/2015         16.382421          17.172544          201,286.8213
01/01/2016 to 12/31/2016         17.172544          17.923521          181,237.2991
--------------------------       ---------          ---------          ------------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         12.042406          13.184184           53,487.1039
01/01/2014 to 12/31/2014         13.184184          12.522304           44,203.2866
01/01/2015 to 12/31/2015         12.522304          12.038017           43,573.3308
01/01/2016 to 12/31/2016         12.038017          12.426654           41,654.1359
--------------------------       ---------          ---------          ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.088078           6.040337           51,496.4654
01/01/2009 to 12/31/2009          6.040337           8.461583           82,197.8900
01/01/2010 to 12/31/2010          8.461583           8.888011          169,326.3736
01/01/2011 to 12/31/2011          8.888011           7.486399           80,367.3845
01/01/2012 to 12/31/2012          7.486399           8.638908           79,170.0802
01/01/2013 to 04/26/2013          8.638908           8.949795                0.0000
--------------------------       ---------          ---------          ------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         13.897321          14.351824            7,009.5700
01/01/2010 to 12/31/2010         14.351824          14.899780           12,383.0597
01/01/2011 to 12/31/2011         14.899780          15.688931           11,446.0520
01/01/2012 to 12/31/2012         15.688931          15.967684            3,990.1293
01/01/2013 to 12/31/2013         15.967684          15.287359            3,711.0506
01/01/2014 to 12/31/2014         15.287359          15.842341            8,356.5897
01/01/2015 to 12/31/2015         15.842341          15.558733            7,056.0627
01/01/2016 to 12/31/2016         15.558733          15.607822           21,253.5328
--------------------------       ---------          ---------          ------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.247024          10.553046        1,015,568.2644
01/01/2008 to 12/31/2008         10.553046          10.639004        2,371,488.0135
01/01/2009 to 12/31/2009         10.639004          10.480908        1,661,916.1300
01/01/2010 to 12/31/2010         10.480908          10.299080          984,184.5748
01/01/2011 to 12/31/2011         10.299080          10.120891          954,968.6629
01/01/2012 to 12/31/2012         10.120891           9.944355          789,474.8498
01/01/2013 to 12/31/2013          9.944355           9.771836          894,623.3298
01/01/2014 to 12/31/2014          9.771836           9.602309          644,095.2523
01/01/2015 to 12/31/2015          9.602309           9.435723          605,682.5442
01/01/2016 to 12/31/2016          9.435723           9.282426          627,811.1668
--------------------------       ---------          ---------        --------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.555344          17.310581           70,025.9106
01/01/2014 to 12/31/2014         17.310581          18.860303           63,655.3725
01/01/2015 to 12/31/2015         18.860303          19.015748           53,067.2480
01/01/2016 to 12/31/2016         19.015748          19.649625           51,416.0454
--------------------------       ---------          ---------        --------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         12.648888          15.429601        147,231.5203
01/01/2008 to 12/31/2008         15.429601           7.838404        128,201.1462
01/01/2009 to 12/31/2009          7.838404          11.335295        123,258.8700
01/01/2010 to 12/31/2010         11.335295          14.164443         99,628.3543
01/01/2011 to 12/31/2011         14.164443          12.880067         87,881.4331
01/01/2012 to 12/31/2012         12.880067          13.417273         79,920.2742
01/01/2013 to 04/26/2013         13.417273          14.461751              0.0000
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.711098          12.817358        492,311.6930
01/01/2008 to 12/31/2008         12.817358           7.991434        434,112.6527
01/01/2009 to 12/31/2009          7.991434          10.959638        389,613.8900
01/01/2010 to 12/31/2010         10.959638          11.988058        370,547.6611
01/01/2011 to 12/31/2011         11.988058          11.806634        341,698.1771
01/01/2012 to 12/31/2012         11.806634          13.405541        573,878.2571
01/01/2013 to 12/31/2013         13.405541          18.011796        497,065.2384
01/01/2014 to 12/31/2014         18.011796          19.246841        430,129.4489
01/01/2015 to 12/31/2015         19.246841          20.906297        374,574.6308
01/01/2016 to 12/31/2016         20.906297          20.516953        342,983.9825
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.564450           9.978019          6,824.1118
01/01/2008 to 12/31/2008          9.978019           5.705506         48,998.3368
01/01/2009 to 12/31/2009          5.705506           6.910104         62,900.3900
01/01/2010 to 12/31/2010          6.910104           7.834937         45,829.0696
01/01/2011 to 12/31/2011          7.834937           7.403653         42,488.3276
01/01/2012 to 12/31/2012          7.403653           8.196467         35,289.6277
01/01/2013 to 04/26/2013          8.196467           8.798666              0.0000
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          9.040556          10.152174        883,697.9359
01/01/2008 to 12/31/2008         10.152174           5.392685        799,549.8858
01/01/2009 to 12/31/2009          5.392685           7.615002        718,927.0700
01/01/2010 to 12/31/2010          7.615002           8.186111        634,848.5015
01/01/2011 to 12/31/2011          8.186111           7.933327        548,945.5013
01/01/2012 to 04/27/2012          7.933327           8.914802              0.0000
--------------------------       ---------          ---------        ------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.859135          16.306100        761,548.8160
01/01/2008 to 12/31/2008         16.306100           8.630590        596,165.5651
01/01/2009 to 12/31/2009          8.630590          11.974815        552,762.9400
01/01/2010 to 12/31/2010         11.974815          13.504035        423,839.8849
01/01/2011 to 12/31/2011         13.504035          14.131542        368,727.8436
01/01/2012 to 12/31/2012         14.131542          15.493246        320,597.7553
01/01/2013 to 12/31/2013         15.493246          20.782927        289,823.6577
01/01/2014 to 12/31/2014         20.782927          20.764218        243,650.0651
01/01/2015 to 12/31/2015         20.764218          18.431923        220,307.2111
01/01/2016 to 12/31/2016         18.431923          22.214984        197,291.9068
--------------------------       ---------          ---------        ------------


                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.064695          10.129881                0.0000
01/01/2009 to 12/31/2009         10.129881          14.206229           12,094.9100
01/01/2010 to 12/31/2010         14.206229          17.113440           12,830.2236
01/01/2011 to 12/31/2011         17.113440          14.083849           13,442.8182
01/01/2012 to 12/31/2012         14.083849          16.315960            8,951.9780
01/01/2013 to 12/31/2013         16.315960          20.458437           11,794.4508
01/01/2014 to 12/31/2014         20.458437          18.757640           11,751.4509
01/01/2015 to 12/31/2015         18.757640          19.493020           14,436.6440
01/01/2016 to 12/31/2016         19.493020          20.270913           14,490.4597
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         21.897491          22.236591            8,315.8709
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.701227          15.535332            1,350.1000
01/01/2010 to 12/31/2010         15.535332          17.698021            1,910.3273
01/01/2011 to 12/31/2011         17.698021          16.544278            3,503.5063
01/01/2012 to 12/31/2012         16.544278          17.942723            7,439.4556
01/01/2013 to 12/31/2013         17.942723          23.399440            7,507.9566
01/01/2014 to 12/31/2014         23.399440          25.507070            9,166.0406
01/01/2015 to 12/31/2015         25.507070          25.001745            8,985.8355
01/01/2016 to 04/29/2016         25.001745          25.128938                0.0000
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE EQUITY
OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.413047          14.789310        1,315,469.2794
01/01/2008 to 12/31/2008         14.789310           8.797857        1,099,658.9712
01/01/2009 to 12/31/2009          8.797857          11.396812        1,012,674.2700
01/01/2010 to 12/31/2010         11.396812          12.522598          891,888.9010
01/01/2011 to 12/31/2011         12.522598          11.791509          801,517.5740
01/01/2012 to 12/31/2012         11.791509          13.057507          645,466.4688
01/01/2013 to 12/31/2013         13.057507          17.133113          580,374.7381
01/01/2014 to 12/31/2014         17.133113          18.594661          470,387.1638
01/01/2015 to 12/31/2015         18.594661          18.686232          395,336.5316
01/01/2016 to 12/31/2016         18.686232          19.675380          360,093.6748
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.513985          13.749101           27,036.8575
01/01/2015 to 12/31/2015         13.749101          13.431465           47,292.5311
01/01/2016 to 12/31/2016         13.431465          13.796365           55,394.6160
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.099853          14.460114        5,671,288.9305
01/01/2015 to 12/31/2015         14.460114          14.056737        4,823,309.4711
01/01/2016 to 12/31/2016         14.056737          14.653790        4,315,423.1342
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.075921          11.526954        1,598,877.3764
01/01/2008 to 12/31/2008         11.526954           8.987380        2,872,180.7332
01/01/2009 to 12/31/2009          8.987380          10.854598        3,668,739.6400
01/01/2010 to 12/31/2010         10.854598          11.829251        3,157,856.0353
01/01/2011 to 12/31/2011         11.829251          11.830850        3,134,392.9778
01/01/2012 to 12/31/2012         11.830850          12.892990        2,599,081.9165
01/01/2013 to 12/31/2013         12.892990          13.819648        2,078,044.7723
01/01/2014 to 04/25/2014         13.819648          13.917987                0.0000
--------------------------       ---------          ---------        --------------


                       1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.518490          12.020101         4,956,840.2576
01/01/2008 to 12/31/2008         12.020101           8.690395         5,065,994.1323
01/01/2009 to 12/31/2009          8.690395          10.767338         5,314,297.2500
01/01/2010 to 12/31/2010         10.767338          11.892574         5,245,040.6013
01/01/2011 to 12/31/2011         11.892574          11.673042         5,174,824.2332
01/01/2012 to 12/31/2012         11.673042          12.891083         5,005,159.5240
01/01/2013 to 12/31/2013         12.891083          14.469509         4,578,043.0577
01/01/2014 to 04/25/2014         14.469509          14.517559                 0.0000
--------------------------       ---------          ---------         --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.499935          14.983098         7,356,198.7900
01/01/2015 to 12/31/2015         14.983098          14.536495         6,707,198.1384
01/01/2016 to 12/31/2016         14.536495          15.299267         5,800,643.4191
--------------------------       ---------          ---------         --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.035216          12.402700        12,389,849.2039
01/01/2008 to 12/31/2008         12.402700           8.294780        12,007,765.4631
01/01/2009 to 12/31/2009          8.294780          10.460525        11,096,666.4800
01/01/2010 to 12/31/2010         10.460525          11.675611        10,244,528.3509
01/01/2011 to 12/31/2011         11.675611          11.278110         9,314,825.5411
01/01/2012 to 12/31/2012         11.278110          12.625255         8,806,011.0562
01/01/2013 to 12/31/2013         12.625255          14.815420         7,934,744.4925
01/01/2014 to 04/25/2014         14.815420          14.819885                 0.0000
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.473789          15.042373         8,364,902.4338
01/01/2015 to 12/31/2015         15.042373          14.530683         7,470,739.6472
01/01/2016 to 12/31/2016         14.530683          15.441002         6,876,360.7866
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.689689          13.054701        12,268,807.7092
01/01/2008 to 12/31/2008         13.054701           7.969996        12,276,103.0249
01/01/2009 to 12/31/2009          7.969996          10.188952        11,051,940.8700
01/01/2010 to 12/31/2010         10.188952          11.563163        10,591,086.7099
01/01/2011 to 12/31/2011         11.563163          10.922825         9,605,719.2984
01/01/2012 to 12/31/2012         10.922825          12.419539         9,249,643.1260
01/01/2013 to 12/31/2013         12.419539          15.366779         8,823,513.3710
01/01/2014 to 04/25/2014         15.366779          15.287812                 0.0000
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998082           7.016687           271,009.5412
01/01/2009 to 12/31/2009          7.016687           8.863588           353,417.2600
01/01/2010 to 12/31/2010          8.863588           9.584867           376,771.3664
01/01/2011 to 12/31/2011          9.584867           9.253106           375,161.9153
01/01/2012 to 12/31/2012          9.253106          10.557734           386,597.9056
01/01/2013 to 04/26/2013         10.557734          11.353330                 0.0000
--------------------------       ---------          ---------        ---------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.743176          13.360309          3,115.8800
01/01/2010 to 12/31/2010         13.360309          16.531427         12,392.3620
01/01/2011 to 12/31/2011         16.531427          15.881398          8,726.6061
01/01/2012 to 12/31/2012         15.881398          18.298861         10,435.4501
01/01/2013 to 12/31/2013         18.298861          23.871000          9,502.0884
01/01/2014 to 12/31/2014         23.871000          25.617806         15,557.8972
01/01/2015 to 12/31/2015         25.617806          24.499360         15,303.2038
01/01/2016 to 12/31/2016         24.499360          28.909188         12,016.8642
--------------------------       ---------          ---------         -----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         13.120340          13.532831        377,287.7898
01/01/2008 to 12/31/2008         13.532831           8.342698        293,287.0335
01/01/2009 to 12/31/2009          8.342698          10.322933        296,264.1000
01/01/2010 to 12/31/2010         10.322933          11.613853        282,084.1790
01/01/2011 to 12/31/2011         11.613853          11.599419        238,876.2858
01/01/2012 to 12/31/2012         11.599419          13.155623        252,965.0713
01/01/2013 to 12/31/2013         13.155623          17.025313        236,418.9244
01/01/2014 to 12/31/2014         17.025313          18.921391        190,682.8736
01/01/2015 to 12/31/2015         18.921391          18.762957        183,592.0918
01/01/2016 to 12/31/2016         18.762957          20.536145        174,954.6895
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         17.944162          20.917289         51,971.7468
01/01/2014 to 12/31/2014         20.917289          22.725377         37,514.7262
01/01/2015 to 12/31/2015         22.725377          22.249734         38,394.5696
01/01/2016 to 12/31/2016         22.249734          24.945586         35,185.9863
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998082           6.584222         19,860.7173
01/01/2009 to 12/31/2009          6.584222           8.080016         72,148.1900
01/01/2010 to 12/31/2010          8.080016           8.815149         88,995.4743
01/01/2011 to 12/31/2011          8.815149           8.615160         96,513.4404
01/01/2012 to 12/31/2012          8.615160           9.642956        100,159.9254
01/01/2013 to 04/26/2013          9.642956          10.551252              0.0000
--------------------------       ---------          ---------        ------------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.895451          11.436663          4,403.1900
01/01/2010 to 12/31/2010         11.436663          12.110959         11,105.3737
01/01/2011 to 12/31/2011         12.110959          10.395367          7,808.0383
01/01/2012 to 12/31/2012         10.395367          12.046530         15,074.2341
01/01/2013 to 12/31/2013         12.046530          14.375224         14,872.7791
01/01/2014 to 12/31/2014         14.375224          13.231571         13,105.5635
01/01/2015 to 12/31/2015         13.231571          12.831574         13,062.6080
01/01/2016 to 12/31/2016         12.831574          12.731112         14,515.1117
--------------------------       ---------          ---------        ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         19.190964          23.908788         53,467.7487
01/01/2014 to 12/31/2014         23.908788          23.423399         43,657.1548
01/01/2015 to 12/31/2015         23.423399          23.104506         37,535.1640
01/01/2016 to 12/31/2016         23.104506          26.879920         33,918.0712
--------------------------       ---------          ---------        ------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         16.140250          15.428895        144,273.1358
01/01/2008 to 12/31/2008         15.428895           9.353781        129,427.3998
01/01/2009 to 12/31/2009          9.353781          12.570466        118,950.5200
01/01/2010 to 12/31/2010         12.570466          15.176218        102,264.7989
01/01/2011 to 12/31/2011         15.176218          14.126604         97,665.7380
01/01/2012 to 12/31/2012         14.126604          14.613933         75,288.0230
01/01/2013 to 04/26/2013         14.613933          15.827907              0.0000
--------------------------       ---------          ---------        ------------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         11.026831          13.541011          1,041.4200
01/01/2010 to 12/31/2010         13.541011          16.838547          5,418.5337
01/01/2011 to 12/31/2011         16.838547          15.830866          3,297.7268
01/01/2012 to 12/31/2012         15.830866          18.035140          9,276.9370
01/01/2013 to 12/31/2013         18.035140          24.478371          9,453.0474
01/01/2014 to 12/31/2014         24.478371          25.191460          7,720.6808
01/01/2015 to 12/31/2015         25.191460          23.631436          7,546.8112
01/01/2016 to 12/31/2016         23.631436          28.080742         13,928.2832
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         16.563767          20.865466         87,034.6666
01/01/2014 to 12/31/2014         20.865466          22.313121         75,221.8665
01/01/2015 to 12/31/2015         22.313121          24.231045         81,706.8703
01/01/2016 to 12/31/2016         24.231045          24.175418         79,224.6563
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.873139           6.297612        297,168.9507
01/01/2008 to 12/31/2008          6.297612           3.437283        217,688.2786
01/01/2009 to 12/31/2009          3.437283           5.369652        217,662.8500
01/01/2010 to 12/31/2010          5.369652           6.737666        191,266.8939
01/01/2011 to 12/31/2011          6.737666           5.965845        180,162.4399
01/01/2012 to 12/31/2012          5.965845           6.572172        143,664.0905
01/01/2013 to 04/26/2013          6.572172           6.865017              0.0000
--------------------------       ---------          ---------        ------------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.606782          14.726652            198.8200
01/01/2010 to 12/31/2010         14.726652          18.671588          2,093.0731
01/01/2011 to 12/31/2011         18.671588          15.288720          2,321.7774
01/01/2012 to 12/31/2012         15.288720          15.409403          2,010.5636
01/01/2013 to 12/31/2013         15.409403          16.770589          2,102.3810
01/01/2014 to 12/31/2014         16.770589          13.377435          1,066.6443
01/01/2015 to 12/31/2015         13.377435           8.839019          2,211.9820
01/01/2016 to 12/31/2016          8.839019          12.484863          1,337.3222
--------------------------       ---------          ---------        ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         27.816150          28.784568        167,700.2038
--------------------------       ---------          ---------        ------------


                      1.75% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      18.267637          19.124730           519,702.0840
01/01/2008 to 12/31/2008      19.124730          15.296064           436,233.8823
01/01/2009 to 12/31/2009      15.296064          20.558065           409,103.2100
01/01/2010 to 12/31/2010      20.558065          22.820826           375,779.6735
01/01/2011 to 12/31/2011      22.820826          23.425811           329,853.8532
01/01/2012 to 12/31/2012      23.425811          25.997480           291,789.8651
01/01/2013 to 12/31/2013      25.997480          27.584862           243,330.3864
01/01/2014 to 12/31/2014      27.584862          28.415302           202,093.7975
01/01/2015 to 12/31/2015      28.415302          27.315181           176,321.4559
01/01/2016 to 04/29/2016      27.315181          28.113019                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      28.384110          29.398029            20,431.4822
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.744622          12.307762            17,086.2352
01/01/2011 to 12/31/2011      12.307762          12.512948            26,272.7059
01/01/2012 to 12/31/2012      12.512948          13.703146            32,377.6128
01/01/2013 to 12/31/2013      13.703146          13.655406            49,208.4362
01/01/2014 to 12/31/2014      13.655406          14.014656            45,306.4237
01/01/2015 to 12/31/2015      14.014656          13.570825            42,483.1311
01/01/2016 to 04/29/2016      13.570825          13.891353                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      15.502724          15.846744            29,409.6249
01/01/2008 to 12/31/2008      15.846744          15.488235           134,097.4692
01/01/2009 to 12/31/2009      15.488235          15.840564            90,533.8500
01/01/2010 to 12/31/2010      15.840564          16.420744            89,900.7356
01/01/2011 to 12/31/2011      16.420744          16.986337            86,984.1514
01/01/2012 to 12/31/2012      16.986337          17.198787            84,251.4841
01/01/2013 to 12/31/2013      17.198787          16.747425            37,599.6927
01/01/2014 to 12/31/2014      16.747425          16.876560            21,516.3540
01/01/2015 to 12/31/2015      16.876560          16.634701            18,808.9727
01/01/2016 to 12/31/2016      16.634701          16.513066            17,690.1212

                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.178148          10.497446            5,189.9526
01/01/2013 to 12/31/2013         10.497446          11.459381           29,163.0295
01/01/2014 to 12/31/2014         11.459381          12.081996           58,095.9200
01/01/2015 to 12/31/2015         12.081996          11.935192           54,893.6108
01/01/2016 to 12/31/2016         11.935192          12.143818           63,424.3749
--------------------------       ---------          ---------           -----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996796           1.037539                0.0000
01/01/2015 to 12/31/2015          1.037539           1.009006                0.0000
01/01/2016 to 12/31/2016          1.009006           1.010776           28,667.9543
--------------------------       ---------          ---------           -----------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.008027           6.992356        1,720,445.9303
01/01/2009 to 12/31/2009          6.992356           8.881638        3,252,652.1300
01/01/2010 to 12/31/2010          8.881638           9.784098        3,803,708.2323
01/01/2011 to 12/31/2011          9.784098           9.405479        3,720,487.5387
01/01/2012 to 12/31/2012          9.405479          10.486500        3,636,994.6124
01/01/2013 to 12/31/2013         10.486500          12.208182        3,440,159.9043
01/01/2014 to 12/31/2014         12.208182          12.715716        3,237,064.4371
01/01/2015 to 12/31/2015         12.715716          12.400753        2,816,824.0450
01/01/2016 to 12/31/2016         12.400753          13.130747        2,691,878.8768
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.998027           6.342282        1,769,045.5680
01/01/2009 to 12/31/2009          6.342282           8.349533        2,424,613.8300
01/01/2010 to 12/31/2010          8.349533           9.306378        2,498,678.8047
01/01/2011 to 12/31/2011          9.306378           8.708073        2,613,840.2336
01/01/2012 to 12/31/2012          8.708073           9.933828        2,387,465.9683
01/01/2013 to 12/31/2013          9.933828          12.206386        2,213,019.1547
01/01/2014 to 12/31/2014         12.206386          12.754435        2,176,189.9736
01/01/2015 to 12/31/2015         12.754435          12.432218        2,132,234.5042
01/01/2016 to 12/31/2016         12.432218          13.304348        2,113,354.8316
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.988028           5.743791          128,385.4757
01/01/2009 to 12/31/2009          5.743791           7.835191          275,571.9900
01/01/2010 to 12/31/2010          7.835191           9.105799          265,875.7822
01/01/2011 to 12/31/2011          9.105799           8.532140          251,752.5607
01/01/2012 to 12/31/2012          8.532140           9.838177          222,989.5897
01/01/2013 to 12/31/2013          9.838177          12.540809          210,768.5145
01/01/2014 to 12/31/2014         12.540809          13.325075          224,367.2955
01/01/2015 to 12/31/2015         13.325075          13.936918          205,437.9853
01/01/2016 to 12/31/2016         13.936918          14.933854          187,201.3651
--------------------------       ---------          ---------        --------------

AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.018026           7.664231          681,564.1327
01/01/2009 to 12/31/2009          7.664231           9.288692        1,864,648.0500
01/01/2010 to 12/31/2010          9.288692          10.026861        1,495,442.5447
01/01/2011 to 12/31/2011         10.026861           9.867207        1,178,660.4354
01/01/2012 to 12/31/2012          9.867207          10.740633        1,153,882.2955
01/01/2013 to 12/31/2013         10.740633          11.975342        1,086,841.1016
01/01/2014 to 12/31/2014         11.975342          12.478537        1,051,979.2246
01/01/2015 to 12/31/2015         12.478537          12.166943          972,266.5251
01/01/2016 to 12/31/2016         12.166943          12.787964          873,723.1529
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          11.107341          11.482334          62,539.1831
01/01/2013 to 12/31/2013          11.482334          10.895034         134,695.0142
01/01/2014 to 12/31/2014          10.895034          11.128446         145,068.0627
01/01/2015 to 12/31/2015          11.128446           9.883533         122,102.4339
01/01/2016 to 12/31/2016           9.883533          10.577105         126,660.1801
--------------------------        ---------          ---------         ------------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012           9.934082          10.228279          25,787.9890
01/01/2013 to 12/31/2013          10.228279          11.081407         106,154.1305
01/01/2014 to 12/31/2014          11.081407          11.527592         149,704.3644
01/01/2015 to 12/31/2015          11.527592          11.309628         121,555.5653
01/01/2016 to 12/31/2016          11.309628          11.600120         138,263.7788
--------------------------        ---------          ---------         ------------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008          16.046652          11.971652          11,511.4523
01/01/2009 to 12/31/2009          11.971652          17.243250          30,404.6800
01/01/2010 to 12/31/2010          17.243250          19.606939          64,353.0306
01/01/2011 to 12/31/2011          19.606939          19.709415          63,772.1105
01/01/2012 to 12/31/2012          19.709415          22.558187          64,114.9242
01/01/2013 to 12/31/2013          22.558187          24.223673          65,832.9796
01/01/2014 to 12/31/2014          24.223673          24.575543          62,651.1808
01/01/2015 to 12/31/2015          24.575543          23.160238          59,441.4949
01/01/2016 to 12/31/2016          23.160238          25.926754          42,053.3982
--------------------------        ---------          ---------         ------------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          19.245665          16.064120         249,511.4729
01/01/2008 to 12/31/2008          16.064120           9.201824         233,787.8379
01/01/2009 to 12/31/2009           9.201824          12.176868         226,420.8600
01/01/2010 to 12/31/2010          12.176868          13.886119         203,887.4580
01/01/2011 to 12/31/2011          13.886119          12.876948         181,275.4715
01/01/2012 to 12/31/2012          12.876948          15.932812         173,902.1391
01/01/2013 to 12/31/2013          15.932812          16.203410         168,721.1437
01/01/2014 to 12/31/2014          16.203410          18.025806         149,686.7665
01/01/2015 to 12/31/2015          18.025806          17.456087         133,216.9319
01/01/2016 to 12/31/2016          17.456087          17.294568         125,290.4153
--------------------------        ---------          ---------         ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007           7.612069           7.645002       1,041,174.5476
01/01/2008 to 12/31/2008           7.645002           4.576046         889,722.4014
01/01/2009 to 12/31/2009           4.576046           5.975843         818,395.1000
01/01/2010 to 12/31/2010           5.975843           7.265437         729,554.0714
01/01/2011 to 12/31/2011           7.265437           7.367833         835,271.7525
01/01/2012 to 12/31/2012           7.367833           8.574900         766,531.6980
01/01/2013 to 12/31/2013           8.574900          12.262580         676,170.6117
01/01/2014 to 12/31/2014          12.262580          14.319275         596,554.9374
01/01/2015 to 12/31/2015          14.319275          13.496115         548,961.2803
01/01/2016 to 12/31/2016          13.496115          13.610663         528,059.9942
--------------------------        ---------          ---------       --------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010         135.103915         138.571745             104.9272
01/01/2011 to 12/31/2011         138.571745         125.835311             505.6277
01/01/2012 to 12/31/2012         125.835311         151.404221           1,120.6220
01/01/2013 to 12/31/2013         151.404221         191.509486             748.4861
01/01/2014 to 04/25/2014         191.509486         199.169061               0.0000
--------------------------       ----------         ----------       --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.116150          10.271927          243,054.4120
01/01/2008 to 12/31/2008         10.271927           4.578276          255,592.6761
01/01/2009 to 12/31/2009          4.578276           6.203956          280,709.8600
01/01/2010 to 12/31/2010          6.203956           6.540272          272,006.9936
01/01/2011 to 04/29/2011          6.540272           6.945274                0.0000
--------------------------       ---------          ---------          ------------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.996823          15.183900          272,368.6003
01/01/2008 to 12/31/2008         15.183900           9.532418          195,491.9278
01/01/2009 to 12/31/2009          9.532418          12.386674          165,034.7800
01/01/2010 to 12/31/2010         12.386674          15.113932          152,386.6406
01/01/2011 to 12/31/2011         15.113932          13.910583          120,617.2515
01/01/2012 to 12/31/2012         13.910583          16.136315          106,272.5651
01/01/2013 to 12/31/2013         16.136315          21.023179           97,683.5078
01/01/2014 to 12/31/2014         21.023179          23.379678           82,000.4297
01/01/2015 to 12/31/2015         23.379678          20.868641           75,518.4148
01/01/2016 to 12/31/2016         20.868641          23.198484           75,367.1052
--------------------------       ---------          ---------          ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.584134          19.017716          627,653.5260
01/01/2008 to 12/31/2008         19.017716          11.041112          460,978.6793
01/01/2009 to 12/31/2009         11.041112          16.815186          436,066.6800
01/01/2010 to 12/31/2010         16.815186          19.227231          375,253.8749
01/01/2011 to 12/31/2011         19.227231          16.192619          340,157.1260
01/01/2012 to 12/31/2012         16.192619          20.554229          302,938.1809
01/01/2013 to 12/31/2013         20.554229          26.342855          280,422.8714
01/01/2014 to 12/31/2014         26.342855          24.374836          242,136.9359
01/01/2015 to 12/31/2015         24.374836          22.857379          225,877.8639
01/01/2016 to 12/31/2016         22.857379          24.285490          210,867.8659
--------------------------       ---------          ---------          ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010647           1.045112        2,063,757.0497
01/01/2013 to 12/31/2013          1.045112           1.045571        1,893,930.5170
01/01/2014 to 12/31/2014          1.045571           1.084229        1,601,080.0032
01/01/2015 to 12/31/2015          1.084229           1.020107        1,545,552.9545
01/01/2016 to 12/31/2016          1.020107           1.119301        1,594,196.9339
--------------------------       ---------          ---------        --------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.909290          11.404215          160,904.1045
01/01/2008 to 12/31/2008         11.404215           7.177860          135,640.6151
01/01/2009 to 12/31/2009          7.177860           8.923076          210,478.4500
01/01/2010 to 12/31/2010          8.923076          10.065751          222,094.7334
01/01/2011 to 12/31/2011         10.065751           9.739920          203,882.6207
01/01/2012 to 12/31/2012          9.739920          11.328525          190,693.4822
01/01/2013 to 12/31/2013         11.328525          15.064004          203,976.4960
01/01/2014 to 12/31/2014         15.064004          16.173046          178,040.3917
01/01/2015 to 12/31/2015         16.173046          14.936038          167,274.6283
01/01/2016 to 12/31/2016         14.936038          17.207145          142,618.4066
--------------------------       ---------          ---------        --------------


                      1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         24.701441          16.230660        189,869.0687
01/01/2009 to 12/31/2009         16.230660          20.170985        255,975.6100
01/01/2010 to 12/31/2010         20.170985          24.868818        234,355.7043
01/01/2011 to 12/31/2011         24.868818          23.522724        155,003.4132
01/01/2012 to 12/31/2012         23.522724          26.496199        145,101.9986
01/01/2013 to 12/31/2013         26.496199          33.910186        177,908.4943
01/01/2014 to 12/31/2014         33.910186          36.516974        169,571.5388
01/01/2015 to 12/31/2015         36.516974          32.644245        109,936.5915
01/01/2016 to 12/31/2016         32.644245          37.032845        129,476.4644
--------------------------       ---------          ---------        ------------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.335678          15.637262        585,719.6194
01/01/2008 to 12/31/2008         15.637262           9.409582        507,753.1697
01/01/2009 to 12/31/2009          9.409582          12.367259        466,082.9400
01/01/2010 to 12/31/2010         12.367259          15.327193        398,408.3390
01/01/2011 to 12/31/2011         15.327193          14.891553        376,693.7405
01/01/2012 to 12/31/2012         14.891553          17.290758        262,322.7907
01/01/2013 to 12/31/2013         17.290758          23.805318        319,630.3724
01/01/2014 to 12/31/2014         23.805318          25.230252        219,059.4686
01/01/2015 to 12/31/2015         25.230252          24.356456        246,796.9706
01/01/2016 to 12/31/2016         24.356456          26.657372        177,440.4265
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         11.009975          10.444963         85,438.0167
01/01/2014 to 12/31/2014         10.444963          10.781011         83,817.6709
01/01/2015 to 12/31/2015         10.781011          10.639824         89,903.9016
01/01/2016 to 12/31/2016         10.639824          10.683050         90,417.9567
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.038026           8.927771         28,139.0758
01/01/2009 to 12/31/2009          8.927771           9.831441         98,998.2100
01/01/2010 to 12/31/2010          9.831441          10.245177         91,375.3237
01/01/2011 to 12/31/2011         10.245177          10.645421         85,889.9308
01/01/2012 to 12/31/2012         10.645421          10.968482         81,720.2668
01/01/2013 to 04/26/2013         10.968482          10.939784              0.0000
--------------------------       ---------          ---------        ------------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012701           1.047153         60,756.8599
01/01/2013 to 12/31/2013          1.047153           1.141470        214,830.1202
01/01/2014 to 12/31/2014          1.141470           1.199313        856,267.8665
01/01/2015 to 12/31/2015          1.199313           1.188452        368,009.6133
01/01/2016 to 12/31/2016          1.188452           1.201136        516,439.2395
--------------------------       ---------          ---------        ------------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.311750          12.947617         80,801.0690
01/01/2008 to 12/31/2008         12.947617           7.723640         67,446.3153
01/01/2009 to 12/31/2009          7.723640          10.682263         87,508.4400
01/01/2010 to 12/31/2010         10.682263          12.801388        124,628.4800
01/01/2011 to 12/31/2011         12.801388          12.387038        148,487.6007
01/01/2012 to 12/31/2012         12.387038          14.224693        106,257.2654
01/01/2013 to 12/31/2013         14.224693          16.363954        101,570.1525
01/01/2014 to 12/31/2014         16.363954          16.629275         86,688.3877
01/01/2015 to 12/31/2015         16.629275          16.533129        117,207.0214
01/01/2016 to 12/31/2016         16.533129          17.013925         55,822.2046
--------------------------       ---------          ---------        ------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.450406          14.021368           75,218.3346
01/01/2008 to 12/31/2008         14.021368           6.123445          217,663.3260
01/01/2009 to 12/31/2009          6.123445          10.160875          298,255.9400
01/01/2010 to 12/31/2010         10.160875          12.340627          251,991.7111
01/01/2011 to 12/31/2011         12.340627           9.853738          251,780.4865
01/01/2012 to 12/31/2012          9.853738          11.505677          395,265.7499
01/01/2013 to 12/31/2013         11.505677          10.737520          275,804.4530
01/01/2014 to 12/31/2014         10.737520           9.858227          268,805.2783
01/01/2015 to 12/31/2015          9.858227           8.344877          279,468.2890
01/01/2016 to 12/31/2016          8.344877           9.138735          251,598.7537
--------------------------       ---------          ---------          ------------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997534          10.195084            6,394.0405
01/01/2011 to 12/31/2011         10.195084          10.214674           10,143.5481
01/01/2012 to 12/31/2012         10.214674          10.766904           27,171.1595
01/01/2013 to 12/31/2013         10.766904          10.980504           34,886.3694
01/01/2014 to 12/31/2014         10.980504          10.864003           21,439.5310
01/01/2015 to 12/31/2015         10.864003          10.581094           22,800.1949
01/01/2016 to 12/31/2016         10.581094          11.355595           36,587.0674
--------------------------       ---------          ---------          ------------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987535           9.740597           41,153.0489
01/01/2012 to 12/31/2012          9.740597           9.986641           57,949.6640
01/01/2013 to 12/31/2013          9.986641           9.922338           69,384.5257
01/01/2014 to 12/31/2014          9.922338           9.848415           51,876.2920
01/01/2015 to 12/31/2015          9.848415           9.612514           51,938.0170
01/01/2016 to 12/31/2016          9.612514           9.736865           50,880.7457
--------------------------       ---------          ---------          ------------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.998027          10.867960                0.0000
01/01/2010 to 12/31/2010         10.867960          12.119715            2,034.1542
01/01/2011 to 12/31/2011         12.119715          11.864590            2,056.6735
01/01/2012 to 12/31/2012         11.864590          13.316647           17,103.0465
01/01/2013 to 12/31/2013         13.316647          13.214774           19,298.3165
01/01/2014 to 12/31/2014         13.214774          13.127056            2,806.8004
01/01/2015 to 12/31/2015         13.127056          12.356527            2,694.8733
01/01/2016 to 12/31/2016         12.356527          12.242243            2,519.6144
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.930800          13.065482        1,412,136.3213
01/01/2008 to 12/31/2008         13.065482           7.594535        2,095,952.6013
01/01/2009 to 12/31/2009          7.594535           9.894153        1,596,603.7200
01/01/2010 to 12/31/2010          9.894153          11.321306        1,451,227.4818
01/01/2011 to 12/31/2011         11.321306          10.477473        1,330,524.7197
01/01/2012 to 12/31/2012         10.477473          12.012329        1,276,477.5885
01/01/2013 to 12/31/2013         12.012329          15.279383        1,244,756.5605
01/01/2014 to 12/31/2014         15.279383          15.770441        1,113,539.5382
01/01/2015 to 12/31/2015         15.770441          15.178031        1,006,585.2448
01/01/2016 to 12/31/2016         15.178031          16.245697          821,914.5060
--------------------------       ---------          ---------        --------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.960927          10.395119            3,960.2735
01/01/2013 to 12/31/2013         10.395119          11.675982          411,154.7260
01/01/2014 to 12/31/2014         11.675982          12.574137          478,506.7046
01/01/2015 to 12/31/2015         12.574137          11.845004          504,039.2825
01/01/2016 to 12/31/2016         11.845004          12.606873          508,927.2628
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.077631           1.123774           31,337.6918
01/01/2014 to 12/31/2014          1.123774           1.205943          135,426.8925
01/01/2015 to 12/31/2015          1.205943           1.170076          274,724.9880
01/01/2016 to 12/31/2016          1.170076           1.199325          255,701.9051
--------------------------        --------           --------          ------------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.858290          17.008110          491,512.3578
01/01/2008 to 12/31/2008         17.008110          11.722197          501,050.8223
01/01/2009 to 12/31/2009         11.722197          14.558366          376,337.5900
01/01/2010 to 12/31/2010         14.558366          17.143934          424,169.6817
01/01/2011 to 12/31/2011         17.143934          15.325747          368,891.8414
01/01/2012 to 12/31/2012         15.325747          17.758225          248,306.0224
01/01/2013 to 12/31/2013         17.758225          23.100870          300,564.8186
01/01/2014 to 12/31/2014         23.100870          23.077950          271,303.7736
01/01/2015 to 12/31/2015         23.077950          21.440311          238,350.9909
01/01/2016 to 12/31/2016         21.440311          27.639680          196,859.2677
--------------------------       ---------          ---------          ------------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.680393          17.454683          828,521.3989
01/01/2008 to 12/31/2008         17.454683           9.884817          588,021.2914
01/01/2009 to 12/31/2009          9.884817          12.779445          544,766.7400
01/01/2010 to 12/31/2010         12.779445          13.990078          503,394.1880
01/01/2011 to 12/31/2011         13.990078          12.274831          477,435.5115
01/01/2012 to 12/31/2012         12.274831          14.075937          557,370.7408
01/01/2013 to 12/31/2013         14.075937          16.489817          399,200.6228
01/01/2014 to 12/31/2014         16.489817          15.070088          365,759.8138
01/01/2015 to 12/31/2015         15.070088          14.538673          350,026.5362
01/01/2016 to 12/31/2016         14.538673          14.154316          333,718.6671
--------------------------       ---------          ---------          ------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999754           1.032732                0.0000
01/01/2015 to 12/31/2015          1.032732           0.958753                0.0000
01/01/2016 to 12/31/2016          0.958753           1.046394           19,111.0620
--------------------------       ---------          ---------          ------------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.941314          11.905367          761,114.7117
01/01/2008 to 12/31/2008         11.905367          10.886879          628,379.5045
01/01/2009 to 12/31/2009         10.886879          12.622618          612,207.5700
01/01/2010 to 12/31/2010         12.622618          13.359664          615,557.8327
01/01/2011 to 12/31/2011         13.359664          14.583906          522,777.4984
01/01/2012 to 12/31/2012         14.583906          15.630297          458,817.4301
01/01/2013 to 12/31/2013         15.630297          13.927562          448,389.8588
01/01/2014 to 12/31/2014         13.927562          14.074860          414,385.7765
01/01/2015 to 12/31/2015         14.074860          13.393833          376,259.3810
01/01/2016 to 12/31/2016         13.393833          13.810534          361,228.0233
--------------------------       ---------          ---------          ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.277851          12.969788        1,393,983.3777
01/01/2008 to 12/31/2008         12.969788          12.790020        1,298,575.9372
01/01/2009 to 12/31/2009         12.790020          14.826672        1,417,197.9600
01/01/2010 to 12/31/2010         14.826672          15.752043        1,460,193.3452
01/01/2011 to 12/31/2011         15.752043          15.962182        1,321,654.2392
01/01/2012 to 12/31/2012         15.962182          17.129299        1,204,297.3140
01/01/2013 to 12/31/2013         17.129299          16.501480        1,104,260.1509
01/01/2014 to 12/31/2014         16.501480          16.886492          989,574.6569
01/01/2015 to 12/31/2015         16.886492          16.586082          879,229.8615
01/01/2016 to 12/31/2016         16.586082          16.715339          862,620.4311
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.729226          10.865912           40,902.4915
01/01/2013 to 12/31/2013         10.865912          10.189740           39,474.2888
01/01/2014 to 12/31/2014         10.189740          10.764236           17,646.5389
01/01/2015 to 12/31/2015         10.764236          10.617679           23,631.2964
01/01/2016 to 12/31/2016         10.617679          10.565643           18,197.4663
--------------------------       ---------          ---------           -----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.214980          10.723087          123,980.0761
01/01/2014 to 12/31/2014         10.723087          11.441855          181,280.1454
01/01/2015 to 12/31/2015         11.441855          11.097109          150,293.6596
01/01/2016 to 12/31/2016         11.097109          11.396794          138,536.7897
--------------------------       ---------          ---------          ------------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010679           1.065216          489,598.0398
01/01/2013 to 12/31/2013          1.065216           1.151996          930,018.6103
01/01/2014 to 12/31/2014          1.151996           1.219011          977,785.6248
01/01/2015 to 12/31/2015          1.219011           1.186739        1,047,213.7630
01/01/2016 to 12/31/2016          1.186739           1.231461          962,467.9228
--------------------------       ---------          ---------        --------------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.301144           8.460286           87,036.9202
01/01/2009 to 12/31/2009          8.460286          10.377335          310,482.4800
01/01/2010 to 12/31/2010         10.377335          11.439728          415,917.3046
01/01/2011 to 12/31/2011         11.439728          11.355300          517,220.4676
01/01/2012 to 12/31/2012         11.355300          12.584198          425,526.0812
01/01/2013 to 12/31/2013         12.584198          13.958021          425,456.7987
01/01/2014 to 12/31/2014         13.958021          14.505773          368,391.9583
01/01/2015 to 12/31/2015         14.505773          13.967291          322,806.9862
01/01/2016 to 12/31/2016         13.967291          14.511610          306,428.2172
--------------------------       ---------          ---------        --------------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.686099           7.756380           57,831.2657
01/01/2009 to 12/31/2009          7.756380           9.834791          188,378.7600
01/01/2010 to 12/31/2010          9.834791          11.026635          240,212.3081
01/01/2011 to 12/31/2011         11.026635          10.599738          286,855.9251
01/01/2012 to 12/31/2012         10.599738          11.974538          294,720.9772
01/01/2013 to 12/31/2013         11.974538          13.886441          307,667.6569
01/01/2014 to 12/31/2014         13.886441          14.372340          309,739.1988
01/01/2015 to 12/31/2015         14.372340          13.789705          327,792.1752
01/01/2016 to 12/31/2016         13.789705          14.475466          287,217.1556
--------------------------       ---------          ---------        --------------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         55.381470          56.412292          488,664.9173
01/01/2008 to 12/31/2008         56.412292          35.274100          423,441.9663
01/01/2009 to 12/31/2009         35.274100          41.017004          400,760.5600
01/01/2010 to 12/31/2010         41.017004          47.141906          366,872.6632
01/01/2011 to 12/31/2011         47.141906          44.445719          335,102.1328
01/01/2012 to 12/31/2012         44.445719          51.496264          329,415.0186
01/01/2013 to 12/31/2013         51.496264          67.660932          263,824.3044
01/01/2014 to 12/31/2014         67.660932          75.279414          266,658.1850
01/01/2015 to 12/31/2015         75.279414          71.285095          220,244.0401
01/01/2016 to 12/31/2016         71.285095          81.176371          215,566.9549
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.227961           9.505627          924,956.0286
01/01/2008 to 12/31/2008          9.505627           5.624666          627,621.3948
01/01/2009 to 12/31/2009          5.624666           8.036369          780,523.6200
01/01/2010 to 12/31/2010          8.036369          10.078183          716,578.3168
01/01/2011 to 12/31/2011         10.078183           9.735655          607,434.9428
01/01/2012 to 12/31/2012          9.735655          10.869334          572,135.0898
01/01/2013 to 12/31/2013         10.869334          14.580492          528,126.6336
01/01/2014 to 12/31/2014         14.580492          16.149772          353,334.2371
01/01/2015 to 12/31/2015         16.149772          16.920211          389,996.5990
01/01/2016 to 12/31/2016         16.920211          17.651325          283,430.1207
--------------------------       ---------          ---------          ------------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         13.591377          14.875007           70,935.5639
01/01/2014 to 12/31/2014         14.875007          14.121177           70,552.8620
01/01/2015 to 12/31/2015         14.121177          13.568265           71,647.9353
01/01/2016 to 12/31/2016         13.568265          13.999304           67,163.9269
--------------------------       ---------          ---------          ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.088023           6.038254           39,234.0356
01/01/2009 to 12/31/2009          6.038254           8.454436          111,257.9200
01/01/2010 to 12/31/2010          8.454436           8.876070          126,813.5087
01/01/2011 to 12/31/2011          8.876070           7.472605          120,514.0081
01/01/2012 to 12/31/2012          7.472605           8.618659          106,573.4907
01/01/2013 to 04/26/2013          8.618659           8.927398                0.0000
--------------------------       ---------          ---------          ------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         13.824619          14.272032            1,981.4300
01/01/2010 to 12/31/2010         14.272032          14.809536            8,268.9298
01/01/2011 to 12/31/2011         14.809536          15.586135           11,688.6909
01/01/2012 to 12/31/2012         15.586135          15.855089           15,848.2219
01/01/2013 to 12/31/2013         15.855089          15.171972            9,739.7190
01/01/2014 to 12/31/2014         15.171972          15.714905           11,614.2995
01/01/2015 to 12/31/2015         15.714905          15.425862           21,883.0563
01/01/2016 to 12/31/2016         15.425862          15.466796           20,831.0222
--------------------------       ---------          ---------          ------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.142173          10.439815          856,002.8871
01/01/2008 to 12/31/2008         10.439815          10.519575        1,816,844.5984
01/01/2009 to 12/31/2009         10.519575          10.358072        1,383,944.9100
01/01/2010 to 12/31/2010         10.358072          10.173286          945,751.3899
01/01/2011 to 12/31/2011         10.173286           9.992289        1,202,849.4439
01/01/2012 to 12/31/2012          9.992289           9.813061        1,144,877.0364
01/01/2013 to 12/31/2013          9.813061           9.637997          734,027.6940
01/01/2014 to 12/31/2014          9.637997           9.466058          676,585.0545
01/01/2015 to 12/31/2015          9.466058           9.297185          735,108.1518
01/01/2016 to 12/31/2016          9.297185           9.141565          731,804.6032
--------------------------       ---------          ---------        --------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.489942          17.226997           69,223.6879
01/01/2014 to 12/31/2014         17.226997          18.759852           57,054.4151
01/01/2015 to 12/31/2015         18.759852          18.905012           44,427.8319
01/01/2016 to 12/31/2016         18.905012          19.525432           39,802.2079
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH SUB-ACCOUNT
(CLASS B))
01/01/2007 to 12/31/2007         12.632037          15.401303          129,885.6461
01/01/2008 to 12/31/2008         15.401303           7.820092          115,997.7577
01/01/2009 to 12/31/2009          7.820092          11.303161          114,728.7400
01/01/2010 to 12/31/2010         11.303161          14.117238           94,445.7320
01/01/2011 to 12/31/2011         14.117238          12.830735           75,490.4088
01/01/2012 to 12/31/2012         12.830735          13.359163           76,085.4478
01/01/2013 to 04/26/2013         13.359163          14.396828                0.0000
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.642913          12.736327          586,119.8675
01/01/2008 to 12/31/2008         12.736327           7.936920          527,842.6455
01/01/2009 to 12/31/2009          7.936920          10.879438          487,751.3500
01/01/2010 to 12/31/2010         10.879438          11.894387          441,211.0944
01/01/2011 to 12/31/2011         11.894387          11.708536          391,632.6187
01/01/2012 to 12/31/2012         11.708536          13.287480          770,040.2188
01/01/2013 to 12/31/2013         13.287480          17.844249          688,823.4226
01/01/2014 to 12/31/2014         17.844249          19.058273          687,221.2642
01/01/2015 to 12/31/2015         19.058273          20.691121          575,660.4057
01/01/2016 to 12/31/2016         20.691121          20.295634          459,128.3347
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.564292           9.977183            9,938.1847
01/01/2008 to 12/31/2008          9.977183           5.702159          213,804.3003
01/01/2009 to 12/31/2009          5.702159           6.902598          208,651.7600
01/01/2010 to 12/31/2010          6.902598           7.822517           23,794.2214
01/01/2011 to 12/31/2011          7.822517           7.388228          222,381.5193
01/01/2012 to 12/31/2012          7.388228           8.175281           21,753.4939
01/01/2013 to 04/26/2013          8.175281           8.774528                0.0000
--------------------------       ---------          ---------          ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          8.947983          10.043168        1,441,276.4124
01/01/2008 to 12/31/2008         10.043168           5.332099          993,381.0298
01/01/2009 to 12/31/2009          5.332099           7.525685          905,834.7800
01/01/2010 to 12/31/2010          7.525685           8.086054          803,662.2766
01/01/2011 to 12/31/2011          8.086054           7.832451          686,579.4063
01/01/2012 to 04/27/2012          7.832451           8.800013                0.0000
--------------------------       ---------          ---------        --------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.676407          16.131145          436,474.4776
01/01/2008 to 12/31/2008         16.131145           8.533693          377,907.7540
01/01/2009 to 12/31/2009          8.533693          11.834451          331,123.6300
01/01/2010 to 12/31/2010         11.834451          13.339080          280,224.7819
01/01/2011 to 12/31/2011         13.339080          13.951958          230,214.7237
01/01/2012 to 12/31/2012         13.951958          15.288669          227,434.9548
01/01/2013 to 12/31/2013         15.288669          20.498259          226,140.7731
01/01/2014 to 12/31/2014         20.498259          20.469564          203,587.8705
01/01/2015 to 12/31/2015         20.469564          18.161276          186,126.7284
01/01/2016 to 12/31/2016         18.161276          21.877849          163,343.5623
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.064543          10.129022              151.0011
01/01/2009 to 12/31/2009         10.129022          14.197922           14,034.2000
01/01/2010 to 12/31/2010         14.197922          17.094897           14,594.0220
01/01/2011 to 12/31/2011         17.094897          14.061559            6,668.7874
01/01/2012 to 12/31/2012         14.061559          16.281954            7,454.5487
01/01/2013 to 12/31/2013         16.281954          20.405601           12,789.2166
01/01/2014 to 12/31/2014         20.405601          18.699838           12,444.6349
01/01/2015 to 12/31/2015         18.699838          19.423236           22,503.2465
01/01/2016 to 12/31/2016         19.423236          20.188248           22,542.2040
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         21.749126          22.078608           47,712.0703
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.604707          15.412194           67,619.5000
01/01/2010 to 12/31/2010         15.412194          17.548973           62,413.3547
01/01/2011 to 12/31/2011         17.548973          16.396759           55,261.9462
01/01/2012 to 12/31/2012         16.396759          17.773798           51,422.9335
01/01/2013 to 12/31/2013         17.773798          23.167563           51,819.0742
01/01/2014 to 12/31/2014         23.167563          25.241683           49,647.7236
01/01/2015 to 12/31/2015         25.241683          24.729244           44,033.7749
01/01/2016 to 04/29/2016         24.729244          24.850964                0.0000
--------------------------       ---------          ---------           -----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE EQUITY
OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.265570          14.630624        1,485,940.4058
01/01/2008 to 12/31/2008         14.630624           8.699080        1,318,175.6319
01/01/2009 to 12/31/2009          8.699080          11.263222        1,224,577.7000
01/01/2010 to 12/31/2010         11.263222          12.369630        1,120,293.8513
01/01/2011 to 12/31/2011         12.369630          11.641659          987,619.3230
01/01/2012 to 12/31/2012         11.641659          12.885091          857,991.0856
01/01/2013 to 12/31/2013         12.885091          16.898436          754,758.6576
01/01/2014 to 12/31/2014         16.898436          18.330797          664,359.8467
01/01/2015 to 12/31/2015         18.330797          18.411859          591,855.9892
01/01/2016 to 12/31/2016         18.411859          19.376793          529,058.4030
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.453089          13.682515           13,981.2944
01/01/2015 to 12/31/2015         13.682515          13.359733           49,276.4636
01/01/2016 to 12/31/2016         13.359733          13.715825           71,093.4173
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.036313          14.390080        5,445,938.2373
01/01/2015 to 12/31/2015         14.390080          13.981661        4,900,397.5355
01/01/2016 to 12/31/2016         13.981661          14.568240        4,449,925.9778
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.064002          11.508762        1,111,839.0685
01/01/2008 to 12/31/2008         11.508762           8.968693        1,635,860.6121
01/01/2009 to 12/31/2009          8.968693          10.826616        2,874,485.2700
01/01/2010 to 12/31/2010         10.826616          11.792861        3,452,041.6595
01/01/2011 to 12/31/2011         11.792861          11.788574        3,096,012.1286
01/01/2012 to 12/31/2012         11.788574          12.840462        2,862,196.1934
01/01/2013 to 12/31/2013         12.840462          13.756466        2,091,940.1540
01/01/2014 to 04/25/2014         13.756466          13.852173                0.0000
--------------------------       ---------          ---------        --------------


                       1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.506096          12.001131         4,928,840.2004
01/01/2008 to 12/31/2008         12.001131           8.672324         4,853,593.9947
01/01/2009 to 12/31/2009          8.672324          10.739578         5,717,505.2500
01/01/2010 to 12/31/2010         10.739578          11.855988         5,193,032.7145
01/01/2011 to 12/31/2011         11.855988          11.631326         4,847,688.4421
01/01/2012 to 12/31/2012         11.631326          12.838561         4,531,143.4256
01/01/2013 to 12/31/2013         12.838561          14.403353         3,999,718.6892
01/01/2014 to 04/25/2014         14.403353          14.448906                 0.0000
--------------------------       ---------          ---------         --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.434587          14.910526        12,394,479.9853
01/01/2015 to 12/31/2015         14.910526          14.458852        11,168,701.9613
01/01/2016 to 12/31/2016         14.458852          15.209943        10,295,072.4353
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.022266          12.383127        16,411,173.0140
01/01/2008 to 12/31/2008         12.383127           8.277530        17,988,455.9112
01/01/2009 to 12/31/2009          8.277530          10.433553        17,343,593.7200
01/01/2010 to 12/31/2010         10.433553          11.639689        16,601,085.3712
01/01/2011 to 12/31/2011         11.639689          11.237801        15,303,664.1037
01/01/2012 to 12/31/2012         11.237801          12.573811        14,405,559.8417
01/01/2013 to 12/31/2013         12.573811          14.747678        13,359,110.2385
01/01/2014 to 04/25/2014         14.747678          14.749798                 0.0000
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.408551          14.969507        11,007,746.8515
01/01/2015 to 12/31/2015         14.969507          14.453064        10,102,971.7770
01/01/2016 to 12/31/2016         14.453064          15.350843         9,239,131.0969
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.676036          13.034100        15,838,198.3746
01/01/2008 to 12/31/2008         13.034100           7.953419        16,996,458.2720
01/01/2009 to 12/31/2009          7.953419          10.162676        15,646,290.1200
01/01/2010 to 12/31/2010         10.162676          11.527582        13,841,831.8488
01/01/2011 to 12/31/2011         11.527582          10.883780        12,854,262.5677
01/01/2012 to 12/31/2012         10.883780          12.368927        11,785,991.4468
01/01/2013 to 12/31/2013         12.368927          15.296509        11,423,391.3074
01/01/2014 to 04/25/2014         15.296509          15.215505                 0.0000
--------------------------       ---------          ---------        ---------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998027           7.014269           378,262.6209
01/01/2009 to 12/31/2009          7.014269           8.856104           557,059.5200
01/01/2010 to 12/31/2010          8.856104           9.571990           567,386.4942
01/01/2011 to 12/31/2011          9.571990           9.236064           544,047.1713
01/01/2012 to 12/31/2012          9.236064          10.532994           526,519.1755
01/01/2013 to 04/26/2013         10.532994          11.324926                 0.0000
--------------------------       ---------          ---------        ---------------


                      1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.695786          13.296994         10,904.3100
01/01/2010 to 12/31/2010         13.296994          16.444869          5,312.0442
01/01/2011 to 12/31/2011         16.444869          15.790359          5,068.6268
01/01/2012 to 12/31/2012         15.790359          18.184822          5,444.2590
01/01/2013 to 12/31/2013         18.184822          23.710385          9,137.4498
01/01/2014 to 12/31/2014         23.710385          25.432717         13,020.8327
01/01/2015 to 12/31/2015         25.432717          24.310190         14,014.7385
01/01/2016 to 12/31/2016         24.310190          28.671634         15,306.9460
--------------------------       ---------          ---------         -----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         13.019175          13.424435        284,178.8531
01/01/2008 to 12/31/2008         13.424435           8.273378        270,144.6858
01/01/2009 to 12/31/2009          8.273378          10.234088        290,907.4100
01/01/2010 to 12/31/2010         10.234088          11.510447        246,176.4788
01/01/2011 to 12/31/2011         11.510447          11.492700        244,933.6841
01/01/2012 to 12/31/2012         11.492700          13.030657        238,255.2995
01/01/2013 to 12/31/2013         13.030657          16.858533        221,661.6539
01/01/2014 to 12/31/2014         16.858533          18.730418        197,774.5182
01/01/2015 to 12/31/2015         18.730418          18.568010        175,086.0369
01/01/2016 to 12/31/2016         18.568010          20.316679        172,426.4139
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         17.811965          20.756199        105,176.6217
01/01/2014 to 12/31/2014         20.756199          22.539090         67,111.9496
01/01/2015 to 12/31/2015         22.539090          22.056313         52,975.5370
01/01/2016 to 12/31/2016         22.056313          24.716370         57,444.3217
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.998027           6.581951         28,919.6475
01/01/2009 to 12/31/2009          6.581951           8.073191        214,997.4100
01/01/2010 to 12/31/2010          8.073191           8.803303        224,220.4211
01/01/2011 to 12/31/2011          8.803303           8.599289        234,873.0590
01/01/2012 to 12/31/2012          8.599289           9.620356        220,738.7279
01/01/2013 to 04/26/2013          9.620356          10.524851              0.0000
--------------------------       ---------          ---------        ------------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.848886          11.373048            108.5900
01/01/2010 to 12/31/2010         11.373048          12.037580          1,154.5455
01/01/2011 to 12/31/2011         12.037580          10.327221            818.1329
01/01/2012 to 12/31/2012         10.327221          11.961547          1,570.5152
01/01/2013 to 12/31/2013         11.961547          14.266681          4,280.1639
01/01/2014 to 12/31/2014         14.266681          13.125095          5,624.9478
01/01/2015 to 12/31/2015         13.125095          12.721950          4,094.6342
01/01/2016 to 12/31/2016         12.721950          12.616036          8,566.0549
--------------------------       ---------          ---------        ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         19.068260          23.747926        123,293.2154
01/01/2014 to 12/31/2014         23.747926          23.254168        116,048.6904
01/01/2015 to 12/31/2015         23.254168          22.926111        105,957.3492
01/01/2016 to 12/31/2016         22.926111          26.659045         99,726.2378
--------------------------       ---------          ---------        ------------


                      1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         16.010503          15.297171        242,339.9123
01/01/2008 to 12/31/2008         15.297171           9.269262        172,029.0776
01/01/2009 to 12/31/2009          9.269262          12.450655        219,371.2700
01/01/2010 to 12/31/2010         12.450655          15.024065        188,859.8686
01/01/2011 to 12/31/2011         15.024065          13.977994        168,160.1761
01/01/2012 to 12/31/2012         13.977994          14.452926        162,175.7777
01/01/2013 to 04/26/2013         14.452926          15.651038              0.0000
--------------------------       ---------          ---------        ------------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.969103          13.465685         10,925.9700
01/01/2010 to 12/31/2010         13.465685          16.736517         11,728.3571
01/01/2011 to 12/31/2011         16.736517          15.727087          5,294.0475
01/01/2012 to 12/31/2012         15.727087          17.907911          7,143.4603
01/01/2013 to 12/31/2013         17.907911          24.293548         17,911.7560
01/01/2014 to 12/31/2014         24.293548          24.988752         21,042.0136
01/01/2015 to 12/31/2015         24.988752          23.429556         17,758.9461
01/01/2016 to 12/31/2016         23.429556          27.826941         16,294.3585
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         16.444247          20.707934        157,219.9614
01/01/2014 to 12/31/2014         20.707934          22.133589        152,526.2287
01/01/2015 to 12/31/2015         22.133589          24.024065        140,568.2927
01/01/2016 to 12/31/2016         24.024065          23.956932        135,689.4469
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.823166           6.229901        296,934.7843
01/01/2008 to 12/31/2008          6.229901           3.398616        201,977.2869
01/01/2009 to 12/31/2009          3.398616           5.306594        275,558.0900
01/01/2010 to 12/31/2010          5.306594           6.655218        206,138.7608
01/01/2011 to 12/31/2011          6.655218           5.889901        165,476.5989
01/01/2012 to 12/31/2012          5.889901           6.485249        137,184.1621
01/01/2013 to 04/26/2013          6.485249           6.773144              0.0000
--------------------------       ---------          ---------        ------------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.603814          14.718034              0.0000
01/01/2010 to 12/31/2010         14.718034          18.651343          8,095.9737
01/01/2011 to 12/31/2011         18.651343          15.264514          6,758.6347
01/01/2012 to 12/31/2012         15.264514          15.377272          3,585.4584
01/01/2013 to 12/31/2013         15.377272          16.727253          3,077.9265
01/01/2014 to 12/31/2014         16.727253          13.336181          2,896.0062
01/01/2015 to 12/31/2015         13.336181           8.807343          3,739.1815
01/01/2016 to 12/31/2016          8.807343          12.433905          2,807.6768
--------------------------       ---------          ---------        ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         27.518509          28.467128        286,938.2632
--------------------------       ---------          ---------        ------------


                      1.80% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      18.080789          18.919602           722,771.4459
01/01/2008 to 12/31/2008      18.919602          15.124411           584,225.4541
01/01/2009 to 12/31/2009      15.124411          20.317210           519,017.5600
01/01/2010 to 12/31/2010      20.317210          22.542192           465,761.3742
01/01/2011 to 12/31/2011      22.542192          23.128254           405,805.4391
01/01/2012 to 12/31/2012      23.128254          25.654361           378,187.8879
01/01/2013 to 12/31/2013      25.654361          27.207186           345,391.5204
01/01/2014 to 12/31/2014      27.207186          28.012247           323,726.4175
01/01/2015 to 12/31/2015      28.012247          26.914264           283,568.6505
01/01/2016 to 04/29/2016      26.914264          27.695839                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      28.080394          29.073825            22,924.8306
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.733980          12.292535             2,020.2594
01/01/2011 to 12/31/2011      12.292535          12.491238            16,762.6537
01/01/2012 to 12/31/2012      12.491238          13.672498            71,298.7942
01/01/2013 to 12/31/2013      13.672498          13.618052            86,765.1833
01/01/2014 to 12/31/2014      13.618052          13.969333            56,442.5192
01/01/2015 to 12/31/2015      13.969333          13.520174            55,530.1065
01/01/2016 to 04/29/2016      13.520174          13.837231                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      15.408678          15.742695            18,483.9709
01/01/2008 to 12/31/2008      15.742695          15.378827            14,224.6665
01/01/2009 to 12/31/2009      15.378827          15.720806            29,969.4600
01/01/2010 to 12/31/2010      15.720806          16.288453            32,170.8658
01/01/2011 to 12/31/2011      16.288453          16.841092            41,783.1302
01/01/2012 to 12/31/2012      16.841092          17.043155            34,672.0779
01/01/2013 to 12/31/2013      17.043155          16.587579            28,701.0380
01/01/2014 to 12/31/2014      16.587579          16.707126            21,981.5391
01/01/2015 to 12/31/2015      16.707126          16.459462            19,248.7296
01/01/2016 to 12/31/2016      16.459462          16.330939            18,874.6397

                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.167893          10.479837              0.0000
01/01/2013 to 12/31/2013         10.479837          11.428729         11,269.9055
01/01/2014 to 12/31/2014         11.428729          12.037639         19,128.3277
01/01/2015 to 12/31/2015         12.037639          11.879490          9,149.1239
01/01/2016 to 12/31/2016         11.879490          12.075067          9,086.9185
--------------------------       ---------          ---------         -----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996782           1.036824              0.0000
01/01/2015 to 12/31/2015          1.036824           1.007302              0.0000
01/01/2016 to 12/31/2016          1.007302           1.008061              0.0000
--------------------------       ---------          ---------         -----------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.007917           6.987538         33,522.6656
01/01/2009 to 12/31/2009          6.987538           8.866651         75,093.8700
01/01/2010 to 12/31/2010          8.866651           9.757837         88,181.5981
01/01/2011 to 12/31/2011          9.757837           9.370880         93,798.8099
01/01/2012 to 12/31/2012          9.370880          10.437432        109,050.8353
01/01/2013 to 12/31/2013         10.437432          12.138922        158,408.2820
01/01/2014 to 12/31/2014         12.138922          12.630942        175,256.6539
01/01/2015 to 12/31/2015         12.630942          12.305766        163,031.9906
01/01/2016 to 12/31/2016         12.305766          13.017151        136,391.0041
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.997918           6.337908         10,211.0993
01/01/2009 to 12/31/2009          6.337908           8.335439        109,736.4600
01/01/2010 to 12/31/2010          8.335439           9.281394        147,402.8344
01/01/2011 to 12/31/2011          9.281394           8.676032        135,724.4776
01/01/2012 to 12/31/2012          8.676032           9.887340        128,799.0664
01/01/2013 to 12/31/2013          9.887340          12.137129        159,715.4004
01/01/2014 to 12/31/2014         12.137129          12.669395        149,650.7084
01/01/2015 to 12/31/2015         12.669395          12.336982         91,554.6804
01/01/2016 to 12/31/2016         12.336982          13.189241         62,281.9104
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.987918           5.739826         10,372.6903
01/01/2009 to 12/31/2009          5.739826           7.821959         14,891.7100
01/01/2010 to 12/31/2010          7.821959           9.081346         26,069.1774
01/01/2011 to 12/31/2011          9.081346           8.500740         20,877.2229
01/01/2012 to 12/31/2012          8.500740           9.792130         19,469.7895
01/01/2013 to 12/31/2013          9.792130          12.469647         24,317.4359
01/01/2014 to 12/31/2014         12.469647          13.236223         19,726.8374
01/01/2015 to 12/31/2015         13.236223          13.830151         20,085.7965
01/01/2016 to 12/31/2016         13.830151          14.804645          8,479.4213
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.017917           7.658954          3,130.1184
01/01/2009 to 12/31/2009          7.658954           9.273025          9,941.4400
01/01/2010 to 12/31/2010          9.273025           9.999953         26,417.7997
01/01/2011 to 12/31/2011          9.999953           9.830917        109,800.4259
01/01/2012 to 12/31/2012          9.830917          10.690383         68,612.4242
01/01/2013 to 12/31/2013         10.690383          11.907408         53,012.5348
01/01/2014 to 12/31/2014         11.907408          12.395351         49,548.8284
01/01/2015 to 12/31/2015         12.395351          12.073754         54,912.7731
01/01/2016 to 12/31/2016         12.073754          12.677341         54,566.7612
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          11.095853          11.462767        14,504.6584
01/01/2013 to 12/31/2013          11.462767          10.865597        13,010.2993
01/01/2014 to 12/31/2014          10.865597          11.087286        15,468.0980
01/01/2015 to 12/31/2015          11.087286           9.837128         9,533.5864
01/01/2016 to 12/31/2016           9.837128          10.516928         8,046.8313
--------------------------        ---------          ---------        -----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012           9.924071          10.211120        41,222.3487
01/01/2013 to 12/31/2013          10.211120          11.051764        61,196.1518
01/01/2014 to 12/31/2014          11.051764          11.485267        57,939.1844
01/01/2015 to 12/31/2015          11.485267          11.256840        85,755.4433
01/01/2016 to 12/31/2016          11.256840          11.534440        79,976.0196
--------------------------        ---------          ---------        -----------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008          15.860568          11.824810             0.0000
01/01/2009 to 12/31/2009          11.824810          17.014752        20,244.2300
01/01/2010 to 12/31/2010          17.014752          19.327799        25,974.5991
01/01/2011 to 12/31/2011          19.327799          19.409454        11,984.7256
01/01/2012 to 12/31/2012          19.409454          22.192562        11,951.6746
01/01/2013 to 12/31/2013          22.192562          23.807246        13,067.1305
01/01/2014 to 12/31/2014          23.807246          24.128934        11,085.6221
01/01/2015 to 12/31/2015          24.128934          22.716618         8,955.9662
01/01/2016 to 12/31/2016          22.716618          25.404742         8,770.9724
--------------------------        ---------          ---------        -----------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          19.194490          16.005296       120,966.0584
01/01/2008 to 12/31/2008          16.005296           9.158910        89,617.4257
01/01/2009 to 12/31/2009           9.158910          12.107964        82,561.9300
01/01/2010 to 12/31/2010          12.107964          13.793766        82,309.6616
01/01/2011 to 12/31/2011          13.793766          12.778545        68,899.2780
01/01/2012 to 12/31/2012          12.778545          15.795183        56,467.9727
01/01/2013 to 12/31/2013          15.795183          16.047387        54,014.0516
01/01/2014 to 12/31/2014          16.047387          17.834403        52,529.1192
01/01/2015 to 12/31/2015          17.834403          17.253471        47,725.0885
01/01/2016 to 12/31/2016          17.253471          17.076757        42,077.7712
--------------------------        ---------          ---------       ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007           7.568189           7.593294       357,066.5919
01/01/2008 to 12/31/2008           7.593294           4.540528       314,208.5349
01/01/2009 to 12/31/2009           4.540528           5.923534       285,432.3300
01/01/2010 to 12/31/2010           5.923534           7.194651       288,489.7542
01/01/2011 to 12/31/2011           7.194651           7.288773       251,969.4597
01/01/2012 to 12/31/2012           7.288773           8.474367       233,304.9387
01/01/2013 to 12/31/2013           8.474367          12.106716       237,682.1634
01/01/2014 to 12/31/2014          12.106716          14.123147       212,617.1717
01/01/2015 to 12/31/2015          14.123147          13.297951       200,356.1379
01/01/2016 to 12/31/2016          13.297951          13.397415       184,412.1117
--------------------------        ---------          ---------       ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010         131.356334         134.638716             0.0000
01/01/2011 to 12/31/2011         134.638716         122.141806             0.0000
01/01/2012 to 12/31/2012         122.141806         146.812700             0.0000
01/01/2013 to 12/31/2013         146.812700         185.516242            83.5134
01/01/2014 to 04/25/2014         185.516242         192.875375             0.0000
--------------------------       ----------         ----------       ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.103240          10.249680         19,468.6499
01/01/2008 to 12/31/2008         10.249680           4.563760         20,973.1268
01/01/2009 to 12/31/2009          4.563760           6.178104         29,851.2400
01/01/2010 to 12/31/2010          6.178104           6.506516         14,538.1208
01/01/2011 to 04/29/2011          6.506516           6.907176              0.0000
--------------------------       ---------          ---------         -----------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.956929          15.128293        120,066.3037
01/01/2008 to 12/31/2008         15.128293           9.487967         87,531.5536
01/01/2009 to 12/31/2009          9.487967          12.316594         80,949.5500
01/01/2010 to 12/31/2010         12.316594          15.013427         73,508.9699
01/01/2011 to 12/31/2011         15.013427          13.804291         69,739.6280
01/01/2012 to 12/31/2012         13.804291          15.996935         60,671.7385
01/01/2013 to 12/31/2013         15.996935          20.820775         53,351.8411
01/01/2014 to 12/31/2014         20.820775          23.131451         48,744.6331
01/01/2015 to 12/31/2015         23.131451          20.626426         45,605.5686
01/01/2016 to 12/31/2016         20.626426          22.906318         44,153.7298
--------------------------       ---------          ---------        ------------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.482154          18.899669        285,968.3884
01/01/2008 to 12/31/2008         18.899669          10.961554        253,171.1413
01/01/2009 to 12/31/2009         10.961554          16.677336        231,614.4000
01/01/2010 to 12/31/2010         16.677336          19.050574        216,979.1772
01/01/2011 to 12/31/2011         19.050574          16.027821        198,615.0165
01/01/2012 to 12/31/2012         16.027821          20.324615        181,760.0371
01/01/2013 to 12/31/2013         20.324615          26.022566        162,772.0042
01/01/2014 to 12/31/2014         26.022566          24.054404        150,119.9214
01/01/2015 to 12/31/2015         24.054404          22.534340        137,445.9960
01/01/2016 to 12/31/2016         22.534340          23.918345        132,127.0159
--------------------------       ---------          ---------        ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010630           1.044394         75,401.1603
01/01/2013 to 12/31/2013          1.044394           1.043809         37,937.2778
01/01/2014 to 12/31/2014          1.043809           1.081320         48,071.2149
01/01/2015 to 12/31/2015          1.081320           1.016353         61,693.1642
01/01/2016 to 12/31/2016          1.016353           1.114068         49,751.7812
--------------------------       ---------          ---------        ------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.889440          11.373762         97,140.7244
01/01/2008 to 12/31/2008         11.373762           7.151498        121,874.5307
01/01/2009 to 12/31/2009          7.151498           8.882604        115,859.6000
01/01/2010 to 12/31/2010          8.882604          10.012092        134,912.7882
01/01/2011 to 12/31/2011         10.012092           9.680265        122,356.7310
01/01/2012 to 12/31/2012          9.680265          11.256169         95,769.4571
01/01/2013 to 12/31/2013         11.256169          14.953317         98,008.6052
01/01/2014 to 12/31/2014         14.953317          16.038166         95,257.3999
01/01/2015 to 12/31/2015         16.038166          14.796666         85,272.9314
01/01/2016 to 12/31/2016         14.796666          17.029548         80,511.7373
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         23.873942          15.676284         33,622.7596
01/01/2009 to 12/31/2009         15.676284          19.462550         32,289.4000
01/01/2010 to 12/31/2010         19.462550          23.971440         29,870.5828
01/01/2011 to 12/31/2011         23.971440          22.651298         26,960.7934
01/01/2012 to 12/31/2012         22.651298          25.488990         24,377.7430
01/01/2013 to 12/31/2013         25.488990          32.588570         22,696.8097
01/01/2014 to 12/31/2014         32.588570          35.058692         20,921.4926
01/01/2015 to 12/31/2015         35.058692          31.309279         16,736.8367
01/01/2016 to 12/31/2016         31.309279          35.482916         16,923.4665
--------------------------       ---------          ---------         -----------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.260960          15.540130        212,706.1786
01/01/2008 to 12/31/2008         15.540130           9.341736        187,394.0707
01/01/2009 to 12/31/2009          9.341736          12.265817        182,110.0800
01/01/2010 to 12/31/2010         12.265817          15.186300        165,408.7737
01/01/2011 to 12/31/2011         15.186300          14.739946        134,849.2268
01/01/2012 to 12/31/2012         14.739946          17.097538        109,243.3275
01/01/2013 to 12/31/2013         17.097538          23.515801         95,319.1091
01/01/2014 to 12/31/2014         23.515801          24.898496         82,824.5008
01/01/2015 to 12/31/2015         24.898496          24.012162         78,532.7893
01/01/2016 to 12/31/2016         24.012162          26.254298         67,220.9380
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.954907          10.385718          3,810.2171
01/01/2014 to 12/31/2014         10.385718          10.709149          3,720.9315
01/01/2015 to 12/31/2015         10.709149          10.558342          4,079.0409
01/01/2016 to 12/31/2016         10.558342          10.590644         11,466.3345
--------------------------       ---------          ---------        ------------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.037916           8.921633          3,515.2612
01/01/2009 to 12/31/2009          8.921633           9.814869         14,744.6700
01/01/2010 to 12/31/2010          9.814869          10.217690         12,398.3914
01/01/2011 to 12/31/2011         10.217690          10.606284         17,154.9442
01/01/2012 to 12/31/2012         10.606284          10.917179         12,146.2983
01/01/2013 to 04/26/2013         10.917179          10.888496              0.0000
--------------------------       ---------          ---------        ------------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012684           1.046433              0.0000
01/01/2013 to 12/31/2013          1.046433           1.139546        121,309.5136
01/01/2014 to 12/31/2014          1.139546           1.196095         59,649.8557
01/01/2015 to 12/31/2015          1.196095           1.184079        339,252.5788
01/01/2016 to 12/31/2016          1.184079           1.195521        310,816.3201
--------------------------       ---------          ---------        ------------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.304828          12.925932         30,466.2269
01/01/2008 to 12/31/2008         12.925932           7.702959         29,920.1168
01/01/2009 to 12/31/2009          7.702959          10.643023         30,230.4200
01/01/2010 to 12/31/2010         10.643023          12.741635         31,712.8870
01/01/2011 to 12/31/2011         12.741635          12.316924         27,814.9538
01/01/2012 to 12/31/2012         12.316924          14.129974         19,546.0092
01/01/2013 to 12/31/2013         14.129974          16.238754         19,136.8103
01/01/2014 to 12/31/2014         16.238754          16.485555         14,642.7406
01/01/2015 to 12/31/2015         16.485555          16.373858         12,332.6153
01/01/2016 to 12/31/2016         16.373858          16.833187         11,920.2218
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.443386          13.997877         29,645.1320
01/01/2008 to 12/31/2008         13.997877           6.107034         39,072.7258
01/01/2009 to 12/31/2009          6.107034          10.123524         67,145.2700
01/01/2010 to 12/31/2010         10.123524          12.282999         75,164.3209
01/01/2011 to 12/31/2011         12.282999           9.797930         74,870.5751
01/01/2012 to 12/31/2012          9.797930          11.429024         59,347.9265
01/01/2013 to 12/31/2013         11.429024          10.655323         43,697.9889
01/01/2014 to 12/31/2014         10.655323           9.772978         36,284.2014
01/01/2015 to 12/31/2015          9.772978           8.264436         37,046.4549
01/01/2016 to 12/31/2016          8.264436           9.041601         34,730.3885
--------------------------       ---------          ---------         -----------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997397          10.188191              0.0000
01/01/2011 to 12/31/2011         10.188191          10.197595          1,663.6303
01/01/2012 to 12/31/2012         10.197595          10.738104         10,276.4121
01/01/2013 to 12/31/2013         10.738104          10.940191         28,505.5372
01/01/2014 to 12/31/2014         10.940191          10.813302         16,952.0528
01/01/2015 to 12/31/2015         10.813302          10.521188         19,077.3968
01/01/2016 to 12/31/2016         10.521188          11.280024         15,418.7420
--------------------------       ---------          ---------         -----------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987399           9.734008         10,384.0622
01/01/2012 to 12/31/2012          9.734008           9.969859         11,760.1386
01/01/2013 to 12/31/2013          9.969859           9.895765         10,843.9853
01/01/2014 to 12/31/2014          9.895765           9.812226          5,435.3203
01/01/2015 to 12/31/2015          9.812226           9.567621          4,708.1856
01/01/2016 to 12/31/2016          9.567621           9.681708          4,254.9544
--------------------------       ---------          ---------         -----------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.997918          10.860673              0.0000
01/01/2010 to 12/31/2010         10.860673          12.099496              0.0000
01/01/2011 to 12/31/2011         12.099496          11.832988              0.0000
01/01/2012 to 12/31/2012         11.832988          13.267839              0.0000
01/01/2013 to 12/31/2013         13.267839          13.153181              0.0000
01/01/2014 to 12/31/2014         13.153181          13.052813              0.0000
01/01/2015 to 12/31/2015         13.052813          12.274357              0.0000
01/01/2016 to 12/31/2016         12.274357          12.148681              0.0000
--------------------------       ---------          ---------         -----------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.903002          13.024293        602,080.7795
01/01/2008 to 12/31/2008         13.024293           7.562984        697,793.0189
01/01/2009 to 12/31/2009          7.562984           9.843201        601,888.9500
01/01/2010 to 12/31/2010          9.843201          11.251762        598,311.9581
01/01/2011 to 12/31/2011         11.251762          10.402724        574,376.1933
01/01/2012 to 12/31/2012         10.402724          11.914653        574,542.6876
01/01/2013 to 12/31/2013         11.914653          15.140008        545,171.9191
01/01/2014 to 12/31/2014         15.140008          15.610967        421,891.0537
01/01/2015 to 12/31/2015         15.610967          15.009529        384,897.1844
01/01/2016 to 12/31/2016         15.009529          16.049290        361,470.4170
--------------------------       ---------          ---------        ------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.950891          10.377682          2,885.8704
01/01/2013 to 12/31/2013         10.377682          11.644752         12,076.5729
01/01/2014 to 12/31/2014         11.644752          12.527974         20,239.7333
01/01/2015 to 12/31/2015         12.527974          11.789721         23,844.7134
01/01/2016 to 12/31/2016         11.789721          12.535500         27,544.5698
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.077106           1.122470              0.0000
01/01/2014 to 12/31/2014          1.122470           1.203340              0.0000
01/01/2015 to 12/31/2015          1.203340           1.166383              0.0000
01/01/2016 to 12/31/2016          1.166383           1.194346              0.0000
--------------------------        --------           --------              ------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.775216          16.911972        299,209.1362
01/01/2008 to 12/31/2008         16.911972          11.644231        230,552.8383
01/01/2009 to 12/31/2009         11.644231          14.447080        219,343.5800
01/01/2010 to 12/31/2010         14.447080          16.995902        195,635.3734
01/01/2011 to 12/31/2011         16.995902          15.178255        176,077.4655
01/01/2012 to 12/31/2012         15.178255          17.569665        157,018.8103
01/01/2013 to 12/31/2013         17.569665          22.832759        130,244.8333
01/01/2014 to 12/31/2014         22.832759          22.787306        111,889.2520
01/01/2015 to 12/31/2015         22.787306          21.149125        105,141.0828
01/01/2016 to 12/31/2016         21.149125          27.237071         92,355.3092
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.577096          17.313567        278,333.0576
01/01/2008 to 12/31/2008         17.313567           9.790126        216,465.2524
01/01/2009 to 12/31/2009          9.790126          12.638051        202,264.8100
01/01/2010 to 12/31/2010         12.638051          13.814584        191,642.4258
01/01/2011 to 12/31/2011         13.814584          12.102702        186,638.6378
01/01/2012 to 12/31/2012         12.102702          13.857650        172,469.4998
01/01/2013 to 12/31/2013         13.857650          16.215302        166,321.0639
01/01/2014 to 12/31/2014         16.215302          14.804391        145,789.2762
01/01/2015 to 12/31/2015         14.804391          14.268067        130,354.0593
01/01/2016 to 12/31/2016         14.268067          13.876982        123,229.9699
--------------------------       ---------          ---------        ------------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999740           1.032019              0.0000
01/01/2015 to 12/31/2015          1.032019           0.957133              0.0000
01/01/2016 to 12/31/2016          0.957133           1.043583          4,834.9634
--------------------------       ---------          ---------        ------------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.901273          11.849895        437,638.2083
01/01/2008 to 12/31/2008         11.849895          10.825292        355,871.0936
01/01/2009 to 12/31/2009         10.825292          12.538680        303,299.6900
01/01/2010 to 12/31/2010         12.538680          13.257567        279,802.5113
01/01/2011 to 12/31/2011         13.257567          14.458039        263,365.7084
01/01/2012 to 12/31/2012         14.458039          15.479838        227,580.5466
01/01/2013 to 12/31/2013         15.479838          13.779703        190,105.3094
01/01/2014 to 12/31/2014         13.779703          13.911521        170,277.9624
01/01/2015 to 12/31/2015         13.911521          13.225162        153,669.9741
01/01/2016 to 12/31/2016         13.225162          13.622990        139,254.1093
--------------------------       ---------          ---------        ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.207117          12.882116        542,542.4162
01/01/2008 to 12/31/2008         12.882116          12.690839        525,723.3894
01/01/2009 to 12/31/2009         12.690839          14.697007        437,952.3100
01/01/2010 to 12/31/2010         14.697007          15.598687        431,203.4314
01/01/2011 to 12/31/2011         15.598687          15.791031        412,049.5206
01/01/2012 to 12/31/2012         15.791031          16.928614        430,198.5872
01/01/2013 to 12/31/2013         16.928614          16.291852        333,921.5475
01/01/2014 to 12/31/2014         16.291852          16.655315        274,386.8789
01/01/2015 to 12/31/2015         16.655315          16.342669        248,069.8132
01/01/2016 to 12/31/2016         16.342669          16.453573        227,489.0041
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.718421          10.847689          8,886.5983
01/01/2013 to 12/31/2013         10.847689          10.162484              0.0000
01/01/2014 to 12/31/2014         10.162484          10.724718              0.0000
01/01/2015 to 12/31/2015         10.724718          10.568127              0.0000
01/01/2016 to 12/31/2016         10.568127          10.505826              0.0000
--------------------------       ---------          ---------          ----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.214701          10.715574          3,255.7806
01/01/2014 to 12/31/2014         10.715574          11.422414          3,894.2181
01/01/2015 to 12/31/2015         11.422414          11.067180          3,358.9071
01/01/2016 to 12/31/2016         11.067180          11.354701          2,808.8604
--------------------------       ---------          ---------          ----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010663           1.064484         18,092.0092
01/01/2013 to 12/31/2013          1.064484           1.150055         20,553.5808
01/01/2014 to 12/31/2014          1.150055           1.215740         20,364.9215
01/01/2015 to 12/31/2015          1.215740           1.182372         36,234.5026
01/01/2016 to 12/31/2016          1.182372           1.225704         35,693.8632
--------------------------       ---------          ---------         -----------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.275315           8.432783         71,923.5862
01/01/2009 to 12/31/2009          8.432783          10.333264        132,301.2500
01/01/2010 to 12/31/2010         10.333264          11.379773        136,206.6114
01/01/2011 to 12/31/2011         11.379773          11.284525         98,475.4672
01/01/2012 to 12/31/2012         11.284525          12.493205         88,682.6905
01/01/2013 to 12/31/2013         12.493205          13.843251         90,157.5915
01/01/2014 to 12/31/2014         13.843251          14.372122         79,588.7895
01/01/2015 to 12/31/2015         14.372122          13.824769         80,085.5119
01/01/2016 to 12/31/2016         13.824769          14.349185         78,545.0567
--------------------------       ---------          ---------        ------------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.662179           7.731161         30,142.2722
01/01/2009 to 12/31/2009          7.731161           9.793017         39,785.6200
01/01/2010 to 12/31/2010          9.793017          10.968839         35,084.5654
01/01/2011 to 12/31/2011         10.968839          10.533663         47,673.6248
01/01/2012 to 12/31/2012         10.533663          11.887943         36,787.4043
01/01/2013 to 12/31/2013         11.887943          13.772250         39,500.3192
01/01/2014 to 12/31/2014         13.772250          14.239908         23,672.8048
01/01/2015 to 12/31/2015         14.239908          13.648985         26,396.8743
01/01/2016 to 12/31/2016         13.648985          14.313436         22,395.0810
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         55.062441          56.030968        250,298.3204
01/01/2008 to 12/31/2008         56.030968          35.000435        223,483.9704
01/01/2009 to 12/31/2009         35.000435          40.658089        206,660.7900
01/01/2010 to 12/31/2010         40.658089          46.682743        186,060.2686
01/01/2011 to 12/31/2011         46.682743          43.968910        153,239.0111
01/01/2012 to 12/31/2012         43.968910          50.892657        131,865.3781
01/01/2013 to 12/31/2013         50.892657          66.801079        116,213.9961
01/01/2014 to 12/31/2014         66.801079          74.248482         99,937.6450
01/01/2015 to 12/31/2015         74.248482          70.238585         90,804.5410
01/01/2016 to 12/31/2016         70.238585          79.904749         82,270.9009
--------------------------       ---------          ---------        ------------


                       1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.180513           9.441318          445,288.8641
01/01/2008 to 12/31/2008          9.441318           5.580999          372,477.3486
01/01/2009 to 12/31/2009          5.580999           7.966011          336,984.3600
01/01/2010 to 12/31/2010          7.966011           9.979980          318,046.1811
01/01/2011 to 12/31/2011          9.979980           9.631171          228,074.6144
01/01/2012 to 12/31/2012          9.631171          10.741882          198,851.3519
01/01/2013 to 12/31/2013         10.741882          14.395139          192,862.2872
01/01/2014 to 12/31/2014         14.395139          15.928538          161,033.2550
01/01/2015 to 12/31/2015         15.928538          16.671745          145,507.1440
01/01/2016 to 12/31/2016         16.671745          17.374744          128,928.8420
--------------------------       ---------          ---------          ------------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         11.651265          12.743081           12,598.7833
01/01/2014 to 12/31/2014         12.743081          12.085198            8,576.2854
01/01/2015 to 12/31/2015         12.085198          11.600395            9,450.7547
01/01/2016 to 12/31/2016         11.600395          11.956962            7,948.7139
--------------------------       ---------          ---------          ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.087913           6.034090            9,868.8798
01/01/2009 to 12/31/2009          6.034090           8.440167           15,146.0500
01/01/2010 to 12/31/2010          8.440167           8.852245           15,894.4285
01/01/2011 to 12/31/2011          8.852245           7.445105           11,765.7652
01/01/2012 to 12/31/2012          7.445105           8.578318           16,573.6937
01/01/2013 to 04/26/2013          8.578318           8.882788                0.0000
--------------------------       ---------          ---------          ------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         13.680406          14.113833            1,218.4600
01/01/2010 to 12/31/2010         14.113833          14.630748            1,981.8524
01/01/2011 to 12/31/2011         14.630748          15.382633            1,565.6345
01/01/2012 to 12/31/2012         15.382633          15.632356           10,565.6356
01/01/2013 to 12/31/2013         15.632356          14.943885            9,375.5481
01/01/2014 to 12/31/2014         14.943885          15.463191            4,052.1742
01/01/2015 to 12/31/2015         15.463191          15.163609            3,143.8678
01/01/2016 to 12/31/2016         15.163609          15.188656            2,907.5056
--------------------------       ---------          ---------          ------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.083745          10.369242          711,766.0045
01/01/2008 to 12/31/2008         10.369242          10.437994        1,031,846.0712
01/01/2009 to 12/31/2009         10.437994          10.267473          769,160.6400
01/01/2010 to 12/31/2010         10.267473          10.074225          674,565.5497
01/01/2011 to 12/31/2011         10.074225           9.885130          594,688.6211
01/01/2012 to 12/31/2012          9.885130           9.698069          282,712.8314
01/01/2013 to 12/31/2013          9.698069           9.515538          270,137.9449
01/01/2014 to 12/31/2014          9.515538           9.336444          263,140.3050
01/01/2015 to 12/31/2015          9.336444           9.160719          259,873.2766
01/01/2016 to 12/31/2016          9.160719           8.998383          232,601.7490
--------------------------       ---------          ---------        --------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.360064          17.061098           36,097.7915
01/01/2014 to 12/31/2014         17.061098          18.560625           30,463.4475
01/01/2015 to 12/31/2015         18.560625          18.685549           29,445.8970
01/01/2016 to 12/31/2016         18.685549          19.279483           22,309.9908
--------------------------       ---------          ---------        --------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         12.598415          15.344884         57,361.9080
01/01/2008 to 12/31/2008         15.344884           7.783610         51,733.7185
01/01/2009 to 12/31/2009          7.783610          11.239190         46,250.5500
01/01/2010 to 12/31/2010         11.239190          14.023333         41,374.6465
01/01/2011 to 12/31/2011         14.023333          12.732671         43,057.8686
01/01/2012 to 12/31/2012         12.732671          13.243738         40,613.6624
01/01/2013 to 04/26/2013         13.243738          14.267902              0.0000
--------------------------       ---------          ---------         -----------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.588731          12.664321        327,248.8920
01/01/2008 to 12/31/2008         12.664321           7.884117        283,363.5454
01/01/2009 to 12/31/2009          7.884117          10.796267        280,371.4900
01/01/2010 to 12/31/2010         10.796267          11.791672        270,194.4033
01/01/2011 to 12/31/2011         11.791672          11.595850        237,971.4584
01/01/2012 to 12/31/2012         11.595850          13.146384        454,811.1645
01/01/2013 to 12/31/2013         13.146384          17.637135        408,433.1136
01/01/2014 to 12/31/2014         17.637135          18.818245        348,080.5210
01/01/2015 to 12/31/2015         18.818245          20.410115        310,030.4815
01/01/2016 to 12/31/2016         20.410115          19.999994        284,190.8493
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.563975           9.975512          4,599.8967
01/01/2008 to 12/31/2008          9.975512           5.695473         17,983.6007
01/01/2009 to 12/31/2009          5.695473           6.887615         23,146.3600
01/01/2010 to 12/31/2010          6.887615           7.797745         22,481.7669
01/01/2011 to 12/31/2011          7.797745           7.357485         26,249.1303
01/01/2012 to 12/31/2012          7.357485           8.133087          2,913.4671
01/01/2013 to 04/26/2013          8.133087           8.726468              0.0000
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          8.892595           9.975273        808,015.5291
01/01/2008 to 12/31/2008          9.975273           5.290726        694,795.5012
01/01/2009 to 12/31/2009          5.290726           7.459833        633,817.0300
01/01/2010 to 12/31/2010          7.459833           8.007296        564,904.9151
01/01/2011 to 12/31/2011          8.007296           7.748428        447,345.5818
01/01/2012 to 04/27/2012          7.748428           8.702779              0.0000
--------------------------       ---------          ---------        ------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.574617          16.022131        318,593.9459
01/01/2008 to 12/31/2008         16.022131           8.467499        270,166.4324
01/01/2009 to 12/31/2009          8.467499          11.730917        251,482.6000
01/01/2010 to 12/31/2010         11.730917          13.209181        229,592.1030
01/01/2011 to 12/31/2011         13.209181          13.802315        185,367.2192
01/01/2012 to 12/31/2012         13.802315          15.109494        174,944.4178
01/01/2013 to 12/31/2013         15.109494          20.237803        154,816.1857
01/01/2014 to 12/31/2014         20.237803          20.189271        133,025.5893
01/01/2015 to 12/31/2015         20.189271          17.894681        121,536.7854
01/01/2016 to 12/31/2016         17.894681          21.535162        108,740.5612
--------------------------       ---------          ---------        ------------


                       1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.064240          10.127304                0.0000
01/01/2009 to 12/31/2009         10.127304          14.181330                0.0000
01/01/2010 to 12/31/2010         14.181330          17.057883              673.4023
01/01/2011 to 12/31/2011         17.057883          14.017102            1,015.6189
01/01/2012 to 12/31/2012         14.017102          16.214180              920.8997
01/01/2013 to 12/31/2013         16.214180          20.300375            4,893.3457
01/01/2014 to 12/31/2014         20.300375          18.584810            5,746.8529
01/01/2015 to 12/31/2015         18.584810          19.284466            5,059.7708
01/01/2016 to 12/31/2016         19.284466          20.023987            4,200.5262
--------------------------       ---------          ---------            ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         21.455469          21.766073            1,354.3454
--------------------------       ---------          ---------            ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.413929          15.168928                0.0000
01/01/2010 to 12/31/2010         15.168928          17.254736            1,163.5509
01/01/2011 to 12/31/2011         17.254736          16.105760            2,767.7242
01/01/2012 to 12/31/2012         16.105760          17.440825            1,213.7024
01/01/2013 to 12/31/2013         17.440825          22.710843            2,530.0192
01/01/2014 to 12/31/2014         22.710843          24.719350            1,352.3661
01/01/2015 to 12/31/2015         24.719350          24.193312            1,266.8528
01/01/2016 to 04/29/2016         24.193312          24.304401                0.0000
--------------------------       ---------          ---------            ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE EQUITY
OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.183373          14.531708          927,884.0979
01/01/2008 to 12/31/2008         14.531708           8.631580          803,874.2632
01/01/2009 to 12/31/2009          8.631580          11.164658          737,483.4700
01/01/2010 to 12/31/2010         11.164658          12.249141          674,648.2369
01/01/2011 to 12/31/2011         12.249141          11.516763          559,819.5251
01/01/2012 to 12/31/2012         11.516763          12.734053          474,301.8288
01/01/2013 to 12/31/2013         12.734053          16.683680          419,921.7343
01/01/2014 to 12/31/2014         16.683680          18.079754          349,598.9289
01/01/2015 to 12/31/2015         18.079754          18.141560          305,546.1637
01/01/2016 to 12/31/2016         18.141560          19.073254          278,918.5407
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.332149          13.550342           63,288.0195
01/01/2015 to 12/31/2015         13.550342          13.217456           80,429.9890
01/01/2016 to 12/31/2016         13.217456          13.556197           31,253.8601
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.910122          14.251064        2,624,007.5164
01/01/2015 to 12/31/2015         14.251064          13.832750        2,280,822.3528
01/01/2016 to 12/31/2016         13.832750          14.398682        1,967,311.3866
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.040211          11.472478        1,714,054.4038
01/01/2008 to 12/31/2008         11.472478           8.931449        1,403,709.0740
01/01/2009 to 12/31/2009          8.931449          10.770887        1,501,860.3000
01/01/2010 to 12/31/2010         10.770887          11.720442        1,417,850.7498
01/01/2011 to 12/31/2011         11.720442          11.704503        1,530,248.3631
01/01/2012 to 12/31/2012         11.704503          12.736086        1,481,663.6677
01/01/2013 to 12/31/2013         12.736086          13.631012        1,349,392.9540
01/01/2014 to 04/25/2014         13.631012          13.721523                0.0000
--------------------------       ---------          ---------        --------------


                       1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.481355          11.963296        2,290,443.2291
01/01/2008 to 12/31/2008         11.963296           8.636307        2,087,657.5302
01/01/2009 to 12/31/2009          8.636307          10.684293        1,962,479.3300
01/01/2010 to 12/31/2010         10.684293          11.783178        2,111,177.0350
01/01/2011 to 12/31/2011         11.783178          11.548371        1,917,844.5505
01/01/2012 to 12/31/2012         11.548371          12.734194        1,815,270.2350
01/01/2013 to 12/31/2013         12.734194          14.271995        1,677,188.0374
01/01/2014 to 04/25/2014         14.271995          14.312622                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.304806          14.766474        2,630,275.7924
01/01/2015 to 12/31/2015         14.766474          14.304850        2,450,996.1349
01/01/2016 to 12/31/2016         14.304850          15.032907        2,140,354.0096
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.996419          12.344089        4,364,179.2308
01/01/2008 to 12/31/2008         12.344089           8.243149        4,541,863.6196
01/01/2009 to 12/31/2009          8.243149          10.379836        4,311,431.3700
01/01/2010 to 12/31/2010         10.379836          11.568201        4,009,708.4123
01/01/2011 to 12/31/2011         11.568201          11.157644        3,585,466.7004
01/01/2012 to 12/31/2012         11.157644          12.471587        3,320,296.3740
01/01/2013 to 12/31/2013         12.471587          14.613171        2,939,172.6375
01/01/2014 to 04/25/2014         14.613171          14.610666                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.278990          14.824869        3,326,979.4763
01/01/2015 to 12/31/2015         14.824869          14.299108        2,972,267.7700
01/01/2016 to 12/31/2016         14.299108          15.172150        2,705,269.8204
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.648785          12.993010        4,817,668.7273
01/01/2008 to 12/31/2008         12.993010           7.920380        4,797,079.0199
01/01/2009 to 12/31/2009          7.920380          10.110345        4,518,008.7300
01/01/2010 to 12/31/2010         10.110345          11.456775        4,257,983.5300
01/01/2011 to 12/31/2011         11.456775          10.806138        4,042,008.5957
01/01/2012 to 12/31/2012         10.806138          12.268357        3,690,752.7639
01/01/2013 to 12/31/2013         12.268357          15.156984        3,382,356.8704
01/01/2014 to 04/25/2014         15.156984          15.071967                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997918           7.009436            5,864.3866
01/01/2009 to 12/31/2009          7.009436           8.841161           15,243.2600
01/01/2010 to 12/31/2010          8.841161           9.546299           36,074.6244
01/01/2011 to 12/31/2011          9.546299           9.202085           33,200.1687
01/01/2012 to 12/31/2012          9.202085          10.483706           34,333.8457
01/01/2013 to 04/26/2013         10.483706          11.268352                0.0000
--------------------------       ---------          ---------        --------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.601666          13.171307          2,608.9200
01/01/2010 to 12/31/2010         13.171307          16.273172          2,945.8998
01/01/2011 to 12/31/2011         16.273172          15.609908          4,710.4570
01/01/2012 to 12/31/2012         15.609908          17.958955          4,003.0287
01/01/2013 to 12/31/2013         17.958955          23.392505         10,979.5904
01/01/2014 to 12/31/2014         23.392505          25.066670          9,483.3721
01/01/2015 to 12/31/2015         25.066670          23.936353          7,319.2457
01/01/2016 to 12/31/2016         23.936353          28.202533          5,609.1348
--------------------------       ---------          ---------         -----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.947028          13.333947        150,974.1653
01/01/2008 to 12/31/2008         13.333947           8.207703        126,593.0513
01/01/2009 to 12/31/2009          8.207703          10.140674        147,741.1000
01/01/2010 to 12/31/2010         10.140674          11.391722        147,927.1408
01/01/2011 to 12/31/2011         11.391722          11.360548        128,740.9148
01/01/2012 to 12/31/2012         11.360548          12.865299        120,633.2465
01/01/2013 to 12/31/2013         12.865299          16.624657        115,171.0980
01/01/2014 to 12/31/2014         16.624657          18.448430        106,645.8631
01/01/2015 to 12/31/2015         18.448430          18.266536         66,316.2271
01/01/2016 to 12/31/2016         18.266536          19.962856         69,331.5750
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         17.550580          20.437846         52,014.1326
01/01/2014 to 12/31/2014         20.437846          22.171216         48,760.9423
01/01/2015 to 12/31/2015         22.171216          21.674637         46,956.7584
01/01/2016 to 12/31/2016         21.674637          24.264399         45,621.2088
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997918           6.577412          1,004.1733
01/01/2009 to 12/31/2009          6.577412           8.059563         16,371.4500
01/01/2010 to 12/31/2010          8.059563           8.779668         64,159.7725
01/01/2011 to 12/31/2011          8.779668           8.567648         64,238.6160
01/01/2012 to 12/31/2012          8.567648           9.575332         63,956.2691
01/01/2013 to 04/26/2013          9.575332          10.472267              0.0000
--------------------------       ---------          ---------        ------------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.756520          11.246923          3,334.0700
01/01/2010 to 12/31/2010         11.246923          11.892205          3,334.0710
01/01/2011 to 12/31/2011         11.892205          10.192314          4,058.1496
01/01/2012 to 12/31/2012         10.192314          11.793437          4,150.7701
01/01/2013 to 12/31/2013         11.793437          14.052125          3,730.7399
01/01/2014 to 12/31/2014         14.052125          12.914782          6,558.5101
01/01/2015 to 12/31/2015         12.914782          12.505582          3,239.2592
01/01/2016 to 12/31/2016         12.505582          12.389076              0.0000
--------------------------       ---------          ---------        ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         18.825288          23.429557         66,920.2564
01/01/2014 to 12/31/2014         23.429557          22.919485         56,917.5191
01/01/2015 to 12/31/2015         22.919485          22.573569         50,811.1716
01/01/2016 to 12/31/2016         22.573569          26.222880         47,365.9723
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         15.927114          15.202206        127,382.0185
01/01/2008 to 12/31/2008         15.202206           9.202464        115,726.8586
01/01/2009 to 12/31/2009          9.202464          12.348579        114,170.5400
01/01/2010 to 12/31/2010         12.348579          14.886019        109,284.5743
01/01/2011 to 12/31/2011         14.886019          13.835741        107,341.0730
01/01/2012 to 12/31/2012         13.835741          14.291465         92,763.4835
01/01/2013 to 04/26/2013         14.291465          15.471275              0.0000
--------------------------       ---------          ---------        ------------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.854595          13.316341            734.8500
01/01/2010 to 12/31/2010         13.316341          16.534381          1,234.4793
01/01/2011 to 12/31/2011         16.534381          15.521640          3,270.0609
01/01/2012 to 12/31/2012         15.521640          17.656228          4,840.5580
01/01/2013 to 12/31/2013         17.656228          23.928209          5,497.2712
01/01/2014 to 12/31/2014         23.928209          24.588359          6,709.3926
01/01/2015 to 12/31/2015         24.588359          23.031100          5,135.2911
01/01/2016 to 12/31/2016         23.031100          27.326380          5,516.2166
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         16.207873          20.396540         54,211.1534
01/01/2014 to 12/31/2014         20.396540          21.778971         49,593.5620
01/01/2015 to 12/31/2015         21.778971          23.615539         42,395.0009
01/01/2016 to 12/31/2016         23.615539          23.526017         41,574.4862
--------------------------       ---------          ---------        ------------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.795367           6.187776        161,648.8623
01/01/2008 to 12/31/2008          6.187776           3.372242        108,137.2786
01/01/2009 to 12/31/2009          3.372242           5.260154        124,133.0300
01/01/2010 to 12/31/2010          5.260154           6.590395        153,225.0339
01/01/2011 to 12/31/2011          6.590395           5.826713         73,445.8336
01/01/2012 to 12/31/2012          5.826713           6.409230         69,501.5124
01/01/2013 to 04/26/2013          6.409230           6.691623              0.0000
--------------------------       ---------          ---------        ------------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.597882          14.700819              0.0000
01/01/2010 to 12/31/2010         14.700819          18.610935              0.0000
01/01/2011 to 12/31/2011         18.610935          15.216237              0.0000
01/01/2012 to 12/31/2012         15.216237          15.313235              0.0000
01/01/2013 to 12/31/2013         15.313235          16.640946              0.0000
01/01/2014 to 12/31/2014         16.640946          13.254085              0.0000
01/01/2015 to 12/31/2015         13.254085           8.744354              0.0000
01/01/2016 to 12/31/2016          8.744354          12.332648              0.0000
--------------------------       ---------          ---------        ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         26.932958          27.842935        116,210.3299
--------------------------       ---------          ---------        ------------


                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      17.976644          18.791730           338,864.3287
01/01/2008 to 12/31/2008      18.791730          15.007127           285,692.9253
01/01/2009 to 12/31/2009      15.007127          20.139535           258,553.7800
01/01/2010 to 12/31/2010      20.139535          22.322745           241,801.7927
01/01/2011 to 12/31/2011      22.322745          22.880277           212,340.3144
01/01/2012 to 12/31/2012      22.880277          25.353812           194,343.8395
01/01/2013 to 12/31/2013      25.353812          26.861582           165,445.7651
01/01/2014 to 12/31/2014      26.861582          27.628783           143,889.4231
01/01/2015 to 12/31/2015      27.628783          26.519298           126,741.3093
01/01/2016 to 04/29/2016      26.519298          27.280436                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      27.482890          28.436333             8,716.8416
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.712733          12.262151             7,739.6706
01/01/2011 to 12/31/2011      12.262151          12.447946            14,113.8088
01/01/2012 to 12/31/2012      12.447946          13.611429            16,083.0364
01/01/2013 to 12/31/2013      13.611429          13.543678            10,216.2365
01/01/2014 to 12/31/2014      13.543678          13.879160            20,585.5130
01/01/2015 to 12/31/2015      13.879160          13.419475            26,729.6707
01/01/2016 to 04/29/2016      13.419475          13.729658                 0.0000
--------------------------    ---------          ---------           ------------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      15.222294          15.536642             7,259.2480
01/01/2008 to 12/31/2008      15.536642          15.162330            19,190.9392
01/01/2009 to 12/31/2009      15.162330          15.484010            14,765.8400
01/01/2010 to 12/31/2010      15.484010          16.027078            11,233.1173
01/01/2011 to 12/31/2011      16.027078          16.554340            10,285.6934
01/01/2012 to 12/31/2012      16.554340          16.736131            12,679.0815
01/01/2013 to 12/31/2013      16.736131          16.272485             6,099.1187
01/01/2014 to 12/31/2014      16.272485          16.373384             3,044.1442
01/01/2015 to 12/31/2015      16.373384          16.114547             2,260.0040
01/01/2016 to 12/31/2016      16.114547          15.972741             2,183.9369

                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.157644          10.462250              0.0000
01/01/2013 to 12/31/2013         10.462250          11.398147          2,555.7955
01/01/2014 to 12/31/2014         11.398147          11.993428          1,984.1368
01/01/2015 to 12/31/2015         11.993428          11.824027          1,890.1065
01/01/2016 to 12/31/2016         11.824027          12.006679          3,402.9346
--------------------------       ---------          ---------          ----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996768           1.036108              0.0000
01/01/2015 to 12/31/2015          1.036108           1.005600              0.0000
01/01/2016 to 12/31/2016          1.005600           1.005353              0.0000
--------------------------       ---------          ---------          ----------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.007808           6.982721         52,463.3721
01/01/2009 to 12/31/2009          6.982721           8.851685         59,407.6100
01/01/2010 to 12/31/2010          8.851685           9.731636         62,373.7560
01/01/2011 to 12/31/2011          9.731636           9.336396         59,944.0288
01/01/2012 to 12/31/2012          9.336396          10.388576         54,465.3314
01/01/2013 to 12/31/2013         10.388576          12.070029         50,583.4642
01/01/2014 to 12/31/2014         12.070029          12.546702         56,782.3080
01/01/2015 to 12/31/2015         12.546702          12.211472         53,780.8053
01/01/2016 to 12/31/2016         12.211472          12.904496         44,617.3858
--------------------------       ---------          ---------         -----------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.997808           6.333535         22,201.5163
01/01/2009 to 12/31/2009          6.333535           8.321363         23,336.2300
01/01/2010 to 12/31/2010          8.321363           9.256468         23,266.0280
01/01/2011 to 12/31/2011          9.256468           8.644098         22,610.7411
01/01/2012 to 12/31/2012          8.644098           9.841051         21,043.6664
01/01/2013 to 12/31/2013          9.841051          12.068240         34,158.8099
01/01/2014 to 12/31/2014         12.068240          12.584890         29,979.4746
01/01/2015 to 12/31/2015         12.584890          12.242440         21,498.1029
01/01/2016 to 12/31/2016         12.242440          13.075088         19,218.6705
--------------------------       ---------          ---------         -----------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.987809           5.735862            480.8070
01/01/2009 to 12/31/2009          5.735862           7.808744          3,356.0900
01/01/2010 to 12/31/2010          7.808744           9.056950          6,475.8728
01/01/2011 to 12/31/2011          9.056950           8.469445          4,046.8544
01/01/2012 to 12/31/2012          8.469445           9.746281          3,202.5858
01/01/2013 to 12/31/2013          9.746281          12.398863            937.3709
01/01/2014 to 12/31/2014         12.398863          13.147930            933.3584
01/01/2015 to 12/31/2015         13.147930          13.724163            196.0673
01/01/2016 to 12/31/2016         13.724163          14.676506            195.1461
--------------------------       ---------          ---------         -----------

AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.017807           7.653679         21,949.1109
01/01/2009 to 12/31/2009          7.653679           9.257378         29,282.0800
01/01/2010 to 12/31/2010          9.257378           9.973107         35,647.6763
01/01/2011 to 12/31/2011          9.973107           9.794747         24,609.6264
01/01/2012 to 12/31/2012          9.794747          10.640350         24,637.6723
01/01/2013 to 12/31/2013         10.640350          11.839835         20,279.0036
01/01/2014 to 12/31/2014         11.839835          12.312688         19,153.3764
01/01/2015 to 12/31/2015         12.312688          11.981245         18,053.3377
01/01/2016 to 12/31/2016         11.981245          12.567633         17,032.8055
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          11.084374          11.443227         1,214.5489
01/01/2013 to 12/31/2013          11.443227          10.836228         7,151.9492
01/01/2014 to 12/31/2014          10.836228          11.046263         4,630.1933
01/01/2015 to 12/31/2015          11.046263           9.790925         4,493.7239
01/01/2016 to 12/31/2016           9.790925          10.457071         8,393.0241
--------------------------        ---------          ---------         ----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012           9.914067          10.193982         4,106.2553
01/01/2013 to 12/31/2013          10.193982          11.022189         2,523.3488
01/01/2014 to 12/31/2014          11.022189          11.443082         2,044.4734
01/01/2015 to 12/31/2015          11.443082          11.204279         1,997.2752
01/01/2016 to 12/31/2016          11.204279          11.469109         1,958.5458
--------------------------        ---------          ---------         ----------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008          15.676575          11.679717             0.0000
01/01/2009 to 12/31/2009          11.679717          16.789199           510.6600
01/01/2010 to 12/31/2010          16.789199          19.052533           492.0522
01/01/2011 to 12/31/2011          19.052533          19.113949         1,943.2434
01/01/2012 to 12/31/2012          19.113949          21.832731         2,006.6219
01/01/2013 to 12/31/2013          21.832731          23.397828         1,523.9471
01/01/2014 to 12/31/2014          23.397828          23.690280         1,981.1033
01/01/2015 to 12/31/2015          23.690280          22.281335         1,596.6035
01/01/2016 to 12/31/2016          22.281335          24.893054         1,385.2475
--------------------------        ---------          ---------         ----------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          19.143432          15.946665         7,496.8842
01/01/2008 to 12/31/2008          15.946665           9.116180         6,648.5865
01/01/2009 to 12/31/2009           9.116180          12.039424         6,784.6100
01/01/2010 to 12/31/2010          12.039424          13.701994         6,206.7322
01/01/2011 to 12/31/2011          13.701994          12.680858         4,798.9156
01/01/2012 to 12/31/2012          12.680858          15.658693         3,320.4416
01/01/2013 to 12/31/2013          15.658693          15.892811         3,242.3527
01/01/2014 to 12/31/2014          15.892811          17.644963         3,490.6650
01/01/2015 to 12/31/2015          17.644963          17.053132         4,014.3947
01/01/2016 to 12/31/2016          17.053132          16.861610         2,728.6854
--------------------------        ---------          ---------         ----------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007           7.541105           7.558515        11,961.5755
01/01/2008 to 12/31/2008           7.558515           4.515188        11,971.1822
01/01/2009 to 12/31/2009           4.515188           5.884585        11,859.9500
01/01/2010 to 12/31/2010           5.884585           7.140208        13,658.0946
01/01/2011 to 12/31/2011           7.140208           7.226401        12,410.9695
01/01/2012 to 12/31/2012           7.226401           8.393408        10,453.7923
01/01/2013 to 12/31/2013           8.393408          11.979081        10,902.6618
01/01/2014 to 12/31/2014          11.979081          13.960289        11,921.0360
01/01/2015 to 12/31/2015          13.960289          13.131460        19,118.8234
01/01/2016 to 12/31/2016          13.131460          13.216452        15,818.4699
--------------------------        ---------          ---------        -----------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010         127.711374         130.815922             0.0000
01/01/2011 to 12/31/2011         130.815922         118.555404             0.0000
01/01/2012 to 12/31/2012         118.555404         142.358799             0.0000
01/01/2013 to 12/31/2013         142.358799         179.708439            66.7539
01/01/2014 to 04/25/2014         179.708439         186.778347             0.0000
--------------------------       ----------         ----------        -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.090346          10.227481          4,288.0187
01/01/2008 to 12/31/2008         10.227481           4.549288          4,634.3944
01/01/2009 to 12/31/2009          4.549288           6.152354          4,709.7800
01/01/2010 to 12/31/2010          6.152354           6.472926          1,699.2862
01/01/2011 to 04/29/2011          6.472926           6.869278              0.0000
--------------------------       ---------          ---------          ----------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.917127          15.072869          6,341.9985
01/01/2008 to 12/31/2008         15.072869           9.443707          5,022.7438
01/01/2009 to 12/31/2009          9.443707          12.246885          4,620.9400
01/01/2010 to 12/31/2010         12.246885          14.913554          4,604.8639
01/01/2011 to 12/31/2011         14.913554          13.698773          4,824.3230
01/01/2012 to 12/31/2012         13.698773          15.858708          2,582.1016
01/01/2013 to 12/31/2013         15.858708          20.620246          2,590.1970
01/01/2014 to 12/31/2014         20.620246          22.885769          2,572.6837
01/01/2015 to 12/31/2015         22.885769          20.386935          2,223.9414
01/01/2016 to 12/31/2016         20.386935          22.617726          1,926.6468
--------------------------       ---------          ---------          ----------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.380650          18.782294         27,457.1850
01/01/2008 to 12/31/2008         18.782294          10.882531         28,601.3949
01/01/2009 to 12/31/2009         10.882531          16.540552         21,318.3500
01/01/2010 to 12/31/2010         16.540552          18.875459         19,822.2836
01/01/2011 to 12/31/2011         18.875459          15.864627         17,153.7327
01/01/2012 to 12/31/2012         15.864627          20.097464         12,552.6763
01/01/2013 to 12/31/2013         20.097464          25.706033         12,706.1327
01/01/2014 to 12/31/2014         25.706033          23.738048         13,491.0088
01/01/2015 to 12/31/2015         23.738048          22.215731         13,933.0536
01/01/2016 to 12/31/2016         22.215731          23.556598         11,961.2380
--------------------------       ---------          ---------         -----------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010614           1.043676         56,555.4968
01/01/2013 to 12/31/2013          1.043676           1.042049         81,271.7920
01/01/2014 to 12/31/2014          1.042049           1.078417         50,834.7108
01/01/2015 to 12/31/2015          1.078417           1.012611         45,410.2881
01/01/2016 to 12/31/2016          1.012611           1.108857        105,902.2458
--------------------------       ---------          ---------        ------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.869623          11.343390          3,350.9521
01/01/2008 to 12/31/2008         11.343390           7.125230          3,450.8149
01/01/2009 to 12/31/2009          7.125230           8.839953          3,450.8100
01/01/2010 to 12/31/2010          8.839953           9.952079          2,400.4532
01/01/2011 to 12/31/2011          9.952079           9.610722          1,850.8966
01/01/2012 to 12/31/2012          9.610722          11.155811          1,850.8966
01/01/2013 to 12/31/2013         11.155811          14.804724          2,816.0912
01/01/2014 to 12/31/2014         14.804724          15.862918          2,796.4208
01/01/2015 to 12/31/2015         15.862918          14.620346          2,732.4185
01/01/2016 to 12/31/2016         14.620346          16.809802            519.8226
--------------------------       ---------          ---------        ------------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         23.619576          15.498729              0.0000
01/01/2009 to 12/31/2009         15.498729          19.222868              0.0000
01/01/2010 to 12/31/2010         19.222868          23.652594              0.0000
01/01/2011 to 12/31/2011         23.652594          22.327704              0.0000
01/01/2012 to 12/31/2012         22.327704          25.099613              0.0000
01/01/2013 to 12/31/2013         25.099613          32.058677            234.4205
01/01/2014 to 12/31/2014         32.058677          34.454160            219.1181
01/01/2015 to 12/31/2015         34.454160          30.738621            204.1314
01/01/2016 to 12/31/2016         30.738621          34.801361            188.8877
--------------------------       ---------          ---------            --------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.186639          15.443604         26,980.6352
01/01/2008 to 12/31/2008         15.443604           9.274377         28,117.2900
01/01/2009 to 12/31/2009          9.274377          12.165200         27,741.0100
01/01/2010 to 12/31/2010         12.165200          15.046688         22,530.9123
01/01/2011 to 12/31/2011         15.046688          14.589864         20,954.9619
01/01/2012 to 12/31/2012         14.589864          16.906449         17,675.1823
01/01/2013 to 12/31/2013         16.906449          23.229758         14,981.3020
01/01/2014 to 12/31/2014         23.229758          24.571042         14,492.1056
01/01/2015 to 12/31/2015         24.571042          23.672670         13,391.8951
01/01/2016 to 12/31/2016         23.672670          25.857236         12,573.2742
--------------------------       ---------          ---------         -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.900094          10.326787            577.7997
01/01/2014 to 12/31/2014         10.326787          10.637740            574.9320
01/01/2015 to 12/31/2015         10.637740          10.477454            572.1125
01/01/2016 to 12/31/2016         10.477454          10.499004            569.2940
--------------------------       ---------          ---------         -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.037806           8.915497          1,716.0188
01/01/2009 to 12/31/2009          8.915497           9.798318          2,342.4900
01/01/2010 to 12/31/2010          9.798318          10.190266          2,360.6821
01/01/2011 to 12/31/2011         10.190266          10.567275          2,807.7362
01/01/2012 to 12/31/2012         10.567275          10.866096          2,323.2500
01/01/2013 to 04/26/2013         10.866096          10.837429              0.0000
--------------------------       ---------          ---------         -----------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012668           1.045714              0.0000
01/01/2013 to 12/31/2013          1.045714           1.137625         58,019.6874
01/01/2014 to 12/31/2014          1.137625           1.192885         53,530.2772
01/01/2015 to 12/31/2015          1.192885           1.179720         52,308.0567
01/01/2016 to 12/31/2016          1.179720           1.189930         51,432.8356
--------------------------       ---------          ---------         -----------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.297910          12.904282          2,749.4513
01/01/2008 to 12/31/2008         12.904282           7.682330          5,959.4567
01/01/2009 to 12/31/2009          7.682330          10.603918          5,943.0800
01/01/2010 to 12/31/2010         10.603918          12.682146          7,482.4861
01/01/2011 to 12/31/2011         12.682146          12.247188          7,463.1480
01/01/2012 to 12/31/2012         12.247188          14.035860          6,876.7644
01/01/2013 to 12/31/2013         14.035860          16.114477          5,894.9539
01/01/2014 to 12/31/2014         16.114477          16.343034          6,139.6199
01/01/2015 to 12/31/2015         16.343034          16.216073          5,758.9815
01/01/2016 to 12/31/2016         16.216073          16.654313          2,641.8063
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.436370          13.974426          1,827.1664
01/01/2008 to 12/31/2008         13.974426           6.090664          3,825.1409
01/01/2009 to 12/31/2009          6.090664          10.086302          4,211.6900
01/01/2010 to 12/31/2010         10.086302          12.225625          4,122.4799
01/01/2011 to 12/31/2011         12.225625           9.742423          4,319.1624
01/01/2012 to 12/31/2012          9.742423          11.352861          2,499.5542
01/01/2013 to 12/31/2013         11.352861          10.573731          3,772.8956
01/01/2014 to 12/31/2014         10.573731           9.688440          3,228.4797
01/01/2015 to 12/31/2015          9.688440           8.184746          8,093.7741
01/01/2016 to 12/31/2016          8.184746           8.945468          6,136.6577
--------------------------       ---------          ---------          ----------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997261          10.181299              0.0000
01/01/2011 to 12/31/2011         10.181299          10.180537            394.1451
01/01/2012 to 12/31/2012         10.180537          10.709371              0.0000
01/01/2013 to 12/31/2013         10.709371          10.900011              0.0000
01/01/2014 to 12/31/2014         10.900011          10.762818              0.0000
01/01/2015 to 12/31/2015         10.762818          10.461598              0.0000
01/01/2016 to 12/31/2016         10.461598          11.204928              0.0000
--------------------------       ---------          ---------          ----------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987262           9.727420            410.4839
01/01/2012 to 12/31/2012          9.727420           9.953100          7,825.6139
01/01/2013 to 12/31/2013          9.953100           9.869255          7,780.8423
01/01/2014 to 12/31/2014          9.869255           9.776157              0.0000
01/01/2015 to 12/31/2015          9.776157           9.522921              0.0000
01/01/2016 to 12/31/2016          9.522921           9.626843              0.0000
--------------------------       ---------          ---------          ----------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.997808          10.853388              0.0000
01/01/2010 to 12/31/2010         10.853388          12.079303              0.0000
01/01/2011 to 12/31/2011         12.079303          11.801459              0.0000
01/01/2012 to 12/31/2012         11.801459          13.219191              0.0000
01/01/2013 to 12/31/2013         13.219191          13.091853              0.0000
01/01/2014 to 12/31/2014         13.091853          12.978963              0.0000
01/01/2015 to 12/31/2015         12.978963          12.192703              0.0000
01/01/2016 to 12/31/2016         12.192703          12.055800              0.0000
--------------------------       ---------          ---------          ----------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.875254          12.983219        216,091.0039
01/01/2008 to 12/31/2008         12.983219           7.531553        200,283.8844
01/01/2009 to 12/31/2009          7.531553           9.792493        192,158.1400
01/01/2010 to 12/31/2010          9.792493          11.182620        188,034.1882
01/01/2011 to 12/31/2011         11.182620          10.328480        178,419.0418
01/01/2012 to 12/31/2012         10.328480          11.817735        167,302.3187
01/01/2013 to 12/31/2013         11.817735          15.001852        155,736.5339
01/01/2014 to 12/31/2014         15.001852          15.453049        125,959.9743
01/01/2015 to 12/31/2015         15.453049          14.842836        110,558.6920
01/01/2016 to 12/31/2016         14.842836          15.855187         72,301.6125
--------------------------       ---------          ---------        ------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.940860          10.360267          9,686.5787
01/01/2013 to 12/31/2013         10.360267          11.613593         10,932.0677
01/01/2014 to 12/31/2014         11.613593          12.481964         11,175.2027
01/01/2015 to 12/31/2015         12.481964          11.734676         11,120.6020
01/01/2016 to 12/31/2016         11.734676          12.464504          3,437.9645
--------------------------       ---------          ---------        ------------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.076581           1.121167              0.0000
01/01/2014 to 12/31/2014          1.121167           1.200742         21,684.6323
01/01/2015 to 12/31/2015          1.200742           1.162701         20,626.7375
01/01/2016 to 12/31/2016          1.162701           1.189386         20,406.1259
--------------------------        --------           --------         -----------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.692495          16.816338         31,107.5482
01/01/2008 to 12/31/2008         16.816338          11.566752         27,819.8089
01/01/2009 to 12/31/2009         11.566752          14.336602         26,432.3700
01/01/2010 to 12/31/2010         14.336602          16.849091         25,726.9517
01/01/2011 to 12/31/2011         16.849091          15.032126         25,868.0695
01/01/2012 to 12/31/2012         15.032126          17.383033         19,968.5968
01/01/2013 to 12/31/2013         17.383033          22.567656         17,498.5615
01/01/2014 to 12/31/2014         22.567656          22.500211         17,807.2887
01/01/2015 to 12/31/2015         22.500211          20.861784         17,008.6462
01/01/2016 to 12/31/2016         20.861784          26.840175         15,936.5591
--------------------------       ---------          ---------         -----------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.521265          17.234173         27,961.0586
01/01/2008 to 12/31/2008         17.234173           9.735436         26,164.1498
01/01/2009 to 12/31/2009          9.735436          12.554887         20,778.3200
01/01/2010 to 12/31/2010         12.554887          13.709977         13,186.0946
01/01/2011 to 12/31/2011         13.709977          11.999062         11,783.9618
01/01/2012 to 12/31/2012         11.999062          13.725179         11,602.7988
01/01/2013 to 12/31/2013         13.725179          16.044248          9,507.9820
01/01/2014 to 12/31/2014         16.044248          14.633569          8,655.8496
01/01/2015 to 12/31/2015         14.633569          14.089329          8,191.8315
01/01/2016 to 12/31/2016         14.089329          13.689444          8,984.1730
--------------------------       ---------          ---------         -----------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999726           1.031307              0.0000
01/01/2015 to 12/31/2015          1.031307           0.955516              0.0000
01/01/2016 to 12/31/2016          0.955516           1.040778         91,342.8356
--------------------------       ---------          ---------         -----------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.861386          11.794665         29,563.9404
01/01/2008 to 12/31/2008         11.794665          10.764035         20,235.7624
01/01/2009 to 12/31/2009         10.764035          12.455274         15,914.5500
01/01/2010 to 12/31/2010         12.455274          13.156218         16,670.7439
01/01/2011 to 12/31/2011         13.156218          14.333217         17,377.3244
01/01/2012 to 12/31/2012         14.333217          15.330776         16,867.0314
01/01/2013 to 12/31/2013         15.330776          13.633363          8,926.1498
01/01/2014 to 12/31/2014         13.633363          13.750023          8,673.7852
01/01/2015 to 12/31/2015         13.750023          13.058558         10,445.3836
01/01/2016 to 12/31/2016         13.058558          13.437930          9,353.3739
--------------------------       ---------          ---------         -----------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.163353          12.823035        115,633.6858
01/01/2008 to 12/31/2008         12.823035          12.619976        109,416.1020
01/01/2009 to 12/31/2009         12.619976          14.600343         48,628.7900
01/01/2010 to 12/31/2010         14.600343          15.480609         48,117.5837
01/01/2011 to 12/31/2011         15.480609          15.655875         45,162.1858
01/01/2012 to 12/31/2012         15.655875          16.766859         41,755.7668
01/01/2013 to 12/31/2013         16.766859          16.120048         32,927.7952
01/01/2014 to 12/31/2014         16.120048          16.463206         32,697.6148
01/01/2015 to 12/31/2015         16.463206          16.138017         30,520.5802
01/01/2016 to 12/31/2016         16.138017          16.231292         25,296.8490
--------------------------       ---------          ---------        ------------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.707623          10.829490              0.0000
01/01/2013 to 12/31/2013         10.829490          10.135290              0.0000
01/01/2014 to 12/31/2014         10.135290          10.685330              0.0000
01/01/2015 to 12/31/2015         10.685330          10.518788          4,422.5174
01/01/2016 to 12/31/2016         10.518788          10.446326          7,517.3622
--------------------------       ---------          ---------          ----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.214422          10.708064          3,949.1004
01/01/2014 to 12/31/2014         10.708064          11.402998          3,922.0033
01/01/2015 to 12/31/2015         11.402998          11.037322              0.0000
01/01/2016 to 12/31/2016         11.037322          11.312749              0.0000
--------------------------       ---------          ---------          ----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010646           1.063752         12,125.1813
01/01/2013 to 12/31/2013          1.063752           1.148116         38,603.3563
01/01/2014 to 12/31/2014          1.148116           1.212477         33,372.5388
01/01/2015 to 12/31/2015          1.212477           1.178020         31,862.4280
01/01/2016 to 12/31/2016          1.178020           1.219972         30,384.7831
--------------------------       ---------          ---------         -----------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.249570           8.405373              0.0000
01/01/2009 to 12/31/2009          8.405373          10.289380              0.0000
01/01/2010 to 12/31/2010         10.289380          11.320128              0.0000
01/01/2011 to 12/31/2011         11.320128          11.214183          5,982.4755
01/01/2012 to 12/31/2012         11.214183          12.402856             98.5983
01/01/2013 to 12/31/2013         12.402856          13.729403            119.3842
01/01/2014 to 12/31/2014         13.729403          14.239676          1,908.5829
01/01/2015 to 12/31/2015         14.239676          13.683672          1,878.4491
01/01/2016 to 12/31/2016         13.683672          14.188541          1,822.3790
--------------------------       ---------          ---------         -----------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.638337           7.706026              0.0000
01/01/2009 to 12/31/2009          7.706026           9.751421              0.0000
01/01/2010 to 12/31/2010          9.751421          10.911342              0.0000
01/01/2011 to 12/31/2011         10.911342          10.467993            393.0073
01/01/2012 to 12/31/2012         10.467993          11.801962            104.4403
01/01/2013 to 12/31/2013         11.801962          13.658977            121.3784
01/01/2014 to 12/31/2014         13.658977          14.108671            111.0209
01/01/2015 to 12/31/2015         14.108671          13.509671            104.4779
01/01/2016 to 12/31/2016         13.509671          14.153182             97.3835
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         54.864963          55.773897         19,022.8501
01/01/2008 to 12/31/2008         55.773897          34.804809         18,419.7450
01/01/2009 to 12/31/2009         34.804809          40.390398         15,814.4000
01/01/2010 to 12/31/2010         40.390398          46.329072         14,171.9688
01/01/2011 to 12/31/2011         46.329072          43.592251         14,888.7202
01/01/2012 to 12/31/2012         43.592251          50.405995         11,536.3876
01/01/2013 to 12/31/2013         50.405995          66.096200         11,140.1748
01/01/2014 to 12/31/2014         66.096200          73.391587         10,709.7742
01/01/2015 to 12/31/2015         73.391587          69.358545          9,628.9771
01/01/2016 to 12/31/2016         69.358545          78.824746          8,912.0177
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.151187           9.398020         40,749.5257
01/01/2008 to 12/31/2008          9.398020           5.549820         40,350.0734
01/01/2009 to 12/31/2009          5.549820           7.913590         37,206.1600
01/01/2010 to 12/31/2010          7.913590           9.904407         29,116.9875
01/01/2011 to 12/31/2011          9.904407           9.548701         25,274.6753
01/01/2012 to 12/31/2012          9.548701          10.639199         18,801.3708
01/01/2013 to 12/31/2013         10.639199          14.243294         16,889.8959
01/01/2014 to 12/31/2014         14.243294          15.744764         16,358.8090
01/01/2015 to 12/31/2015         15.744764          16.462923         16,694.6531
01/01/2016 to 12/31/2016         16.462923          17.139966         14,155.4213
--------------------------       ---------          ---------         -----------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          8.884348           9.710339          2,027.8299
01/01/2014 to 12/31/2014          9.710339           9.199817          2,016.4263
01/01/2015 to 12/31/2015          9.199817           8.821930          1,580.0249
01/01/2016 to 12/31/2016          8.821930           9.084006            906.9032
--------------------------       ---------          ---------         -----------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.087803           6.029928              0.0000
01/01/2009 to 12/31/2009          6.029928           8.425916              0.0000
01/01/2010 to 12/31/2010          8.425916           8.828474              0.0000
01/01/2011 to 12/31/2011          8.828474           7.417695            150.2405
01/01/2012 to 12/31/2012          7.417695           8.538152            976.2790
01/01/2013 to 04/26/2013          8.538152           8.838384              0.0000
--------------------------       ---------          ---------         -----------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         13.537644          13.957331              0.0000
01/01/2010 to 12/31/2010         13.957331          14.454054              0.0000
01/01/2011 to 12/31/2011         14.454054          15.181713          1,658.7384
01/01/2012 to 12/31/2012         15.181713          15.412671              0.0000
01/01/2013 to 12/31/2013         15.412671          14.719144              0.0000
01/01/2014 to 12/31/2014         14.719144          15.215418              0.0000
01/01/2015 to 12/31/2015         15.215418          14.905720          1,381.3166
01/01/2016 to 12/31/2016         14.905720          14.915416          4,064.6989
--------------------------       ---------          ---------         -----------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.047619          10.321710          2,918.7384
01/01/2008 to 12/31/2008         10.321710          10.379732         10,147.4692
01/01/2009 to 12/31/2009         10.379732          10.199956         40,277.6200
01/01/2010 to 12/31/2010         10.199956           9.997974         37,663.7614
01/01/2011 to 12/31/2011          9.997974           9.800529         22,657.8313
01/01/2012 to 12/31/2012          9.800529           9.605404         65,935.5534
01/01/2013 to 12/31/2013          9.605404           9.415196         28,903.6971
01/01/2014 to 12/31/2014          9.415196           9.228755         25,831.9020
01/01/2015 to 12/31/2015          9.228755           9.046005         72,716.3646
01/01/2016 to 12/31/2016          9.046005           8.876818         76,212.8437
--------------------------       ---------          ---------         -----------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.231304          16.896737          1,752.0241
01/01/2014 to 12/31/2014         16.896737          18.363440          1,673.3948
01/01/2015 to 12/31/2015         18.363440          18.468554          1,290.6522
01/01/2016 to 12/31/2016         18.468554          19.036542          1,251.4413
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         12.564869          15.288651          2,807.4339
01/01/2008 to 12/31/2008         15.288651           7.747284          2,979.8496
01/01/2009 to 12/31/2009          7.747284          11.175558          2,979.6400
01/01/2010 to 12/31/2010         11.175558          13.930018          3,082.9211
01/01/2011 to 12/31/2011         13.930018          12.635321          2,230.6393
01/01/2012 to 12/31/2012         12.635321          13.129269          1,735.2828
01/01/2013 to 04/26/2013         13.129269          14.140083              0.0000
--------------------------       ---------          ---------          ----------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.534778          12.592692         21,974.2301
01/01/2008 to 12/31/2008         12.592692           7.831644         22,252.9952
01/01/2009 to 12/31/2009          7.831644          10.713698         23,808.7500
01/01/2010 to 12/31/2010         10.713698          11.689801         19,196.3025
01/01/2011 to 12/31/2011         11.689801          11.484204         16,954.0968
01/01/2012 to 12/31/2012         11.484204          13.006730         39,608.7326
01/01/2013 to 12/31/2013         13.006730          17.432343         34,290.5395
01/01/2014 to 12/31/2014         17.432343          18.581147         31,327.5289
01/01/2015 to 12/31/2015         18.581147          20.132816         26,729.4097
01/01/2016 to 12/31/2016         20.132816          19.708546         21,156.7100
--------------------------       ---------          ---------         -----------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.563658           9.973841              0.0000
01/01/2008 to 12/31/2008          9.973841           5.688793              0.0000
01/01/2009 to 12/31/2009          5.688793           6.872659            625.6600
01/01/2010 to 12/31/2010          6.872659           7.773042            644.4267
01/01/2011 to 12/31/2011          7.773042           7.326859            650.2110
01/01/2012 to 12/31/2012          7.326859           8.091096            626.4780
01/01/2013 to 04/26/2013          8.091096           8.678653              0.0000
--------------------------       ---------          ---------         -----------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          8.864521           9.929508         71,711.9768
01/01/2008 to 12/31/2008          9.929508           5.261155         64,679.0512
01/01/2009 to 12/31/2009          5.261155           7.410726         51,965.1700
01/01/2010 to 12/31/2010          7.410726           7.946640         43,832.6440
01/01/2011 to 12/31/2011          7.946640           7.682062         42,362.0690
01/01/2012 to 04/27/2012          7.682062           8.625430              0.0000
--------------------------       ---------          ---------         -----------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.511568          15.948596         28,640.2936
01/01/2008 to 12/31/2008         15.948596           8.420158         30,902.7667
01/01/2009 to 12/31/2009          8.420158          11.653666         26,254.1400
01/01/2010 to 12/31/2010         11.653666          13.109090         23,237.3990
01/01/2011 to 12/31/2011         13.109090          13.684065         20,155.4622
01/01/2012 to 12/31/2012         13.684065          14.964991         18,215.1137
01/01/2013 to 12/31/2013         14.964991          20.024233         14,642.6003
01/01/2014 to 12/31/2014         20.024233          19.956237         14,166.2623
01/01/2015 to 12/31/2015         19.956237          17.670441         12,337.5788
01/01/2016 to 12/31/2016         17.670441          21.244050         11,265.7713
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.063937          10.125586              0.0000
01/01/2009 to 12/31/2009         10.125586          14.164750            910.5000
01/01/2010 to 12/31/2010         14.164750          17.020935              0.0000
01/01/2011 to 12/31/2011         17.020935          13.972768              0.0000
01/01/2012 to 12/31/2012         13.972768          16.146662              0.0000
01/01/2013 to 12/31/2013         16.146662          20.195652            215.3582
01/01/2014 to 12/31/2014         20.195652          18.470447            202.7716
01/01/2015 to 12/31/2015         18.470447          19.146637            217.8369
01/01/2016 to 12/31/2016         19.146637          19.861002            218.3977
--------------------------       ---------          ---------            --------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         21.165750          21.457929            251.0093
--------------------------       ---------          ---------            --------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.225970          14.929413              0.0000
01/01/2010 to 12/31/2010         14.929413          16.965327              0.0000
01/01/2011 to 12/31/2011         16.965327          15.819821              0.0000
01/01/2012 to 12/31/2012         15.819821          17.113970              0.0000
01/01/2013 to 12/31/2013         17.113970          22.262962            233.5468
01/01/2014 to 12/31/2014         22.262962          24.207638            231.2714
01/01/2015 to 12/31/2015         24.207638          23.668803            228.9499
01/01/2016 to 04/29/2016         23.668803          23.769663              0.0000
--------------------------       ---------          ---------            --------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE
EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.132531          14.465062         67,513.0736
01/01/2008 to 12/31/2008         14.465062           8.583353         59,983.3763
01/01/2009 to 12/31/2009          8.583353          11.091179         45,068.8500
01/01/2010 to 12/31/2010         11.091179          12.156371         45,489.7512
01/01/2011 to 12/31/2011         12.156371          11.418134         40,072.4781
01/01/2012 to 12/31/2012         11.418134          12.612316         34,257.4190
01/01/2013 to 12/31/2013         12.612316          16.507681         27,557.9155
01/01/2014 to 12/31/2014         16.507681          17.871146         25,441.7710
01/01/2015 to 12/31/2015         17.871146          17.914314         21,003.3859
01/01/2016 to 12/31/2016         17.914314          18.815512         18,220.7960
--------------------------       ---------          ---------         -----------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.212277          13.419424              0.0000
01/01/2015 to 12/31/2015         13.419424          13.076666              0.0000
01/01/2016 to 12/31/2016         13.076666          13.398394          1,236.7928
--------------------------       ---------          ---------         -----------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.785045          14.113367        299,401.6954
01/01/2015 to 12/31/2015         14.113367          13.685398        262,207.0429
01/01/2016 to 12/31/2016         13.685398          14.231062        246,226.6091
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST
- METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.016462          11.436295         56,696.8388
01/01/2008 to 12/31/2008         11.436295           8.894345         76,512.9820
01/01/2009 to 12/31/2009          8.894345          10.715424        101,434.9600
01/01/2010 to 12/31/2010         10.715424          11.648442        113,629.2759
01/01/2011 to 12/31/2011         11.648442          11.621002        103,008.5401
01/01/2012 to 12/31/2012         11.621002          12.632521         98,806.3978
01/01/2013 to 12/31/2013         12.632521          13.506656         98,808.6225
01/01/2014 to 04/25/2014         13.506656          13.592058              0.0000
--------------------------       ---------          ---------        ------------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST
- METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.456660          11.925566        137,663.7950
01/01/2008 to 12/31/2008         11.925566           8.600426        206,000.6764
01/01/2009 to 12/31/2009          8.600426          10.629271        262,745.3300
01/01/2010 to 12/31/2010         10.629271          11.710789        244,860.2196
01/01/2011 to 12/31/2011         11.710789          11.465977        226,104.4319
01/01/2012 to 12/31/2012         11.465977          12.630638        228,426.8165
01/01/2013 to 12/31/2013         12.630638          14.141787        213,696.0138
01/01/2014 to 04/25/2014         14.141787          14.177574              0.0000
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.176172          14.623788        295,371.5596
01/01/2015 to 12/31/2015         14.623788          14.152459        278,043.8744
01/01/2016 to 12/31/2016         14.152459          14.857895        240,553.6599
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST
- METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.970617          12.305159        616,624.2159
01/01/2008 to 12/31/2008         12.305159           8.208898        579,002.4167
01/01/2009 to 12/31/2009          8.208898          10.326377        519,430.4500
01/01/2010 to 12/31/2010         10.326377          11.497127        471,304.5773
01/01/2011 to 12/31/2011         11.497127          11.078030        400,460.1704
01/01/2012 to 12/31/2012         11.078030          12.370158        372,442.7624
01/01/2013 to 12/31/2013         12.370158          14.479841        348,485.2378
01/01/2014 to 04/25/2014         14.479841          14.472797              0.0000
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.150573          14.681604        469,905.7998
01/01/2015 to 12/31/2015         14.681604          14.146763        322,315.3985
01/01/2016 to 12/31/2016         14.146763          14.995501        291,233.6271
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST
- METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.621582          12.952034        781,362.9324
01/01/2008 to 12/31/2008         12.952034           7.887466        702,511.9448
01/01/2009 to 12/31/2009          7.887466          10.058265        605,284.8600
01/01/2010 to 12/31/2010         10.058265          11.386377        565,570.2824
01/01/2011 to 12/31/2011         11.386377          10.729021        537,647.4342
01/01/2012 to 12/31/2012         10.729021          12.168568        521,313.9852
01/01/2013 to 12/31/2013         12.168568          15.018680        508,815.3866
01/01/2014 to 04/25/2014         15.018680          14.929731              0.0000
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997808           7.004605          3,679.0925
01/01/2009 to 12/31/2009          7.004605           8.826238         20,449.3900
01/01/2010 to 12/31/2010          8.826238           9.520666         19,927.7759
01/01/2011 to 12/31/2011          9.520666           9.168219         18,552.3401
01/01/2012 to 12/31/2012          9.168219          10.434630         15,063.5756
01/01/2013 to 04/26/2013         10.434630          11.212040              0.0000
--------------------------       ---------          ---------        ------------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.508340          13.046762              0.0000
01/01/2010 to 12/31/2010         13.046762          16.103205              0.0000
01/01/2011 to 12/31/2011         16.103205          15.431453            274.7071
01/01/2012 to 12/31/2012         15.431453          17.735810             70.4651
01/01/2013 to 12/31/2013         17.735810          23.078772            584.3575
01/01/2014 to 12/31/2014         23.078772          24.705760            566.1823
01/01/2015 to 12/31/2015         24.705760          23.568130          1,451.6953
01/01/2016 to 12/31/2016         23.568130          27.740938          1,802.9069
--------------------------       ---------          ---------          ----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.879559          13.251129         41,675.5899
01/01/2008 to 12/31/2008         13.251129           8.148526         20,318.7527
01/01/2009 to 12/31/2009          8.148526          10.057496         20,470.5700
01/01/2010 to 12/31/2010         10.057496          11.287000         15,439.5609
01/01/2011 to 12/31/2011         11.287000          11.244884          8,213.9350
01/01/2012 to 12/31/2012         11.244884          12.721523          7,240.0956
01/01/2013 to 12/31/2013         12.721523          16.422447          5,865.1009
01/01/2014 to 12/31/2014         16.422447          18.205823          6,114.0108
01/01/2015 to 12/31/2015         18.205823          18.008300          7,027.3396
01/01/2016 to 12/31/2016         18.008300          19.660973          6,402.3401
--------------------------       ---------          ---------         -----------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         17.292937          20.124260            311.5803
01/01/2014 to 12/31/2014         20.124260          21.809215            295.2843
01/01/2015 to 12/31/2015         21.809215          21.299429            288.4853
01/01/2016 to 12/31/2016         21.299429          23.820530            275.6856
--------------------------       ---------          ---------         -----------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997808           6.572875              0.0000
01/01/2009 to 12/31/2009          6.572875           8.045953            529.5400
01/01/2010 to 12/31/2010          8.045953           8.756087            550.9493
01/01/2011 to 12/31/2011          8.756087           8.536112            568.5792
01/01/2012 to 12/31/2012          8.536112           9.530503            543.1854
01/01/2013 to 04/26/2013          9.530503          10.419926              0.0000
--------------------------       ---------          ---------         -----------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.665085          11.122151              0.0000
01/01/2010 to 12/31/2010         11.122151          11.748533              0.0000
01/01/2011 to 12/31/2011         11.748533          10.059120              0.0000
01/01/2012 to 12/31/2012         10.059120          11.627628              0.0000
01/01/2013 to 12/31/2013         11.627628          13.840718              0.0000
01/01/2014 to 12/31/2014         13.840718          12.707763              0.0000
01/01/2015 to 12/31/2015         12.707763          12.292815              0.0000
01/01/2016 to 12/31/2016         12.292815          12.166117              0.0000
--------------------------       ---------          ---------         -----------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         15.399773          19.153339         10,133.1236
01/01/2014 to 12/31/2014         19.153339          18.717626          9,709.2009
01/01/2015 to 12/31/2015         18.717626          18.416698          9,179.7678
01/01/2016 to 12/31/2016         18.416698          21.372618          8,473.5450
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         15.844132          15.107798         16,118.8973
01/01/2008 to 12/31/2008         15.107798           9.136124         15,902.8562
01/01/2009 to 12/31/2009          9.136124          12.247304         14,261.5900
01/01/2010 to 12/31/2010         12.247304          14.749193         13,371.4273
01/01/2011 to 12/31/2011         14.749193          13.694886         13,075.0620
01/01/2012 to 12/31/2012         13.694886          14.131751         10,707.2179
01/01/2013 to 04/26/2013         14.131751          15.293514              0.0000
--------------------------       ---------          ---------         -----------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.741240          13.168600              0.0000
01/01/2010 to 12/31/2010         13.168600          16.334612              0.0000
01/01/2011 to 12/31/2011         16.334612          15.318802          1,905.7030
01/01/2012 to 12/31/2012         15.318802          17.407992             70.8051
01/01/2013 to 12/31/2013         17.407992          23.568232         18,464.5976
01/01/2014 to 12/31/2014         23.568232          24.194236         18,371.4017
01/01/2015 to 12/31/2015         24.194236          22.639276             61.7801
01/01/2016 to 12/31/2016         22.639276          26.834643             55.1624
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          6.659429           8.374812          7,492.1612
01/01/2014 to 12/31/2014          8.374812           8.933499          6,784.1616
01/01/2015 to 12/31/2015          8.933499           9.677157          4,351.7759
01/01/2016 to 12/31/2016          9.677157           9.630836          3,686.3129
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.778214           6.159452         21,835.1960
01/01/2008 to 12/31/2008          6.159452           3.353429         16,626.0517
01/01/2009 to 12/31/2009          3.353429           5.225583         16,980.5600
01/01/2010 to 12/31/2010          5.225583           6.540548         17,575.9276
01/01/2011 to 12/31/2011          6.540548           5.776871         17,122.1349
01/01/2012 to 12/31/2012          5.776871           6.348021         12,428.1974
01/01/2013 to 04/26/2013          6.348021           6.625610              0.0000
--------------------------       ---------          ---------         -----------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.591951          14.683617              0.0000
01/01/2010 to 12/31/2010         14.683617          18.570599              0.0000
01/01/2011 to 12/31/2011         18.570599          15.168094              0.0000
01/01/2012 to 12/31/2012         15.168094          15.249441              0.0000
01/01/2013 to 12/31/2013         15.249441          16.555054            200.1650
01/01/2014 to 12/31/2014         16.555054          13.172463            236.8296
01/01/2015 to 12/31/2015         13.172463           8.681792          1,591.6048
01/01/2016 to 12/31/2016          8.681792          12.232179          1,286.2176
--------------------------       ---------          ---------         -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         26.359651          27.232199          8,232.4172
--------------------------       ---------          ---------         -----------


                      2.00% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      17.912204          18.705553            34,798.0264
01/01/2008 to 12/31/2008      18.705553          14.923321            24,624.9274
01/01/2009 to 12/31/2009      14.923321          20.007071            18,825.9000
01/01/2010 to 12/31/2010      20.007071          22.153767            17,194.7035
01/01/2011 to 12/31/2011      22.153767          22.684442            16,282.9850
01/01/2012 to 12/31/2012      22.684442          25.111551            11,818.7734
01/01/2013 to 12/31/2013      25.111551          26.578323            10,967.1454
01/01/2014 to 12/31/2014      26.578323          27.310111            10,575.0034
01/01/2015 to 12/31/2015      27.310111          26.187211             9,492.5676
01/01/2016 to 04/29/2016      26.187211          26.929963                 0.0000
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      26.897886          27.812591               381.8785
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.691517          12.231830             2,025.1689
01/01/2011 to 12/31/2011      12.231830          12.404789             3,263.8794
01/01/2012 to 12/31/2012      12.404789          13.550610               598.5270
01/01/2013 to 12/31/2013      13.550610          13.469683             1,320.2512
01/01/2014 to 12/31/2014      13.469683          13.789535             1,255.1262
01/01/2015 to 12/31/2015      13.789535          13.319489             1,252.5933
01/01/2016 to 04/29/2016      13.319489          13.622882                 0.0000
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      15.038163          15.333285                53.0323
01/01/2008 to 12/31/2008      15.333285          14.948873                52.9161
01/01/2009 to 12/31/2009      14.948873          15.250768                52.7900
01/01/2010 to 12/31/2010      15.250768          15.769877                30.6429
01/01/2011 to 12/31/2011      15.769877          16.272444               272.0090
01/01/2012 to 12/31/2012      16.272444          16.434607                 0.0000
01/01/2013 to 12/31/2013      16.434607          15.963339               358.4799
01/01/2014 to 12/31/2014      15.963339          16.046265                 0.0000
01/01/2015 to 12/31/2015      16.046265          15.776812                 0.0000
01/01/2016 to 12/31/2016      15.776812          15.622346                 0.0000

                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET INVESTORS SERIES TRUST
AB GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.152523          10.453468              0.0000
01/01/2013 to 12/31/2013         10.453468          11.382887          8,397.9731
01/01/2014 to 12/31/2014         11.382887          11.971383          8,366.1760
01/01/2015 to 12/31/2015         11.971383          11.796393          8,332.0673
01/01/2016 to 12/31/2016         11.796393          11.972630          8,296.4092
--------------------------       ---------          ---------          ----------

ALLIANZ GLOBAL INVESTORS DYNAMIC MULTI-ASSET PLUS SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.996761           1.035750              0.0000
01/01/2015 to 12/31/2015          1.035750           1.004751              0.0000
01/01/2016 to 12/31/2016          1.004751           1.004001              0.0000
--------------------------       ---------          ---------          ----------

AMERICAN FUNDS(Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.007753           6.980314         57,659.3204
01/01/2009 to 12/31/2009          6.980314           8.844211         89,315.9800
01/01/2010 to 12/31/2010          8.844211           9.718562        101,420.2633
01/01/2011 to 12/31/2011          9.718562           9.319201         76,297.0283
01/01/2012 to 12/31/2012          9.319201          10.364233         74,867.5930
01/01/2013 to 12/31/2013         10.364233          12.035729         36,862.8208
01/01/2014 to 12/31/2014         12.035729          12.504793         36,409.1227
01/01/2015 to 12/31/2015         12.504793          12.164596         35,949.6245
01/01/2016 to 12/31/2016         12.164596          12.848534         33,650.0998
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.997754           6.331349         13,510.8094
01/01/2009 to 12/31/2009          6.331349           8.314334         30,712.6600
01/01/2010 to 12/31/2010          8.314334           9.244030         19,680.8933
01/01/2011 to 12/31/2011          9.244030           8.628175         18,371.0582
01/01/2012 to 12/31/2012          8.628175           9.817988         18,138.8479
01/01/2013 to 12/31/2013          9.817988          12.033942         56,720.1744
01/01/2014 to 12/31/2014         12.033942          12.542849         25,217.7054
01/01/2015 to 12/31/2015         12.542849          12.195441         43,335.5779
01/01/2016 to 12/31/2016         12.195441          13.018383         39,522.7666
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008          9.987754           5.733881         14,187.7832
01/01/2009 to 12/31/2009          5.733881           7.802145         34,246.9800
01/01/2010 to 12/31/2010          7.802145           9.044777         36,626.9445
01/01/2011 to 12/31/2011          9.044777           8.453840         15,794.3778
01/01/2012 to 12/31/2012          8.453840           9.723437         15,506.9204
01/01/2013 to 12/31/2013          9.723437          12.363621         13,937.3894
01/01/2014 to 12/31/2014         12.363621          13.104005         24,648.9267
01/01/2015 to 12/31/2015         13.104005          13.671473          7,469.6611
01/01/2016 to 12/31/2016         13.671473          14.612853          7,058.1752
--------------------------       ---------          ---------        ------------

AMERICAN FUNDS(Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
04/28/2008 to 12/31/2008         10.017752           7.651043         19,683.2899
01/01/2009 to 12/31/2009          7.651043           9.249565         40,936.5300
01/01/2010 to 12/31/2010          9.249565           9.959711         34,353.3452
01/01/2011 to 12/31/2011          9.959711           9.776712         33,765.3108
01/01/2012 to 12/31/2012          9.776712          10.615421         86,747.2136
01/01/2013 to 12/31/2013         10.615421          11.806193         87,233.1561
01/01/2014 to 12/31/2014         11.806193          12.271564         89,045.9164
01/01/2015 to 12/31/2015         12.271564          11.935256         77,208.7836
01/01/2016 to 12/31/2016         11.935256          12.513136         71,792.6236
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          11.078638          11.433469         4,372.4623
01/01/2013 to 12/31/2013          11.433469          10.821573         3,317.9421
01/01/2014 to 12/31/2014          10.821573          11.025808           572.3291
01/01/2015 to 12/31/2015          11.025808           9.767904            52.1058
01/01/2016 to 12/31/2016           9.767904          10.427270             0.0000
--------------------------        ---------          ---------         ----------

BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012           9.909069          10.185425         4,774.4628
01/01/2013 to 12/31/2013          10.185425          11.007432         3,622.9924
01/01/2014 to 12/31/2014          11.007432          11.422048           624.9481
01/01/2015 to 12/31/2015          11.422048          11.178090            56.8963
01/01/2016 to 12/31/2016          11.178090          11.436581             0.0000
--------------------------        ---------          ---------         ----------

BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008          15.585381          11.607839             0.0000
01/01/2009 to 12/31/2009          11.607839          16.677546         6,698.0000
01/01/2010 to 12/31/2010          16.677546          18.916374        11,890.4363
01/01/2011 to 12/31/2011          18.916374          18.967888         4,097.8195
01/01/2012 to 12/31/2012          18.967888          21.655009         8,716.2814
01/01/2013 to 12/31/2013          21.655009          23.195767        10,642.9732
01/01/2014 to 12/31/2014          23.195767          23.473952         4,366.5148
01/01/2015 to 12/31/2015          23.473952          22.066832         3,637.7936
01/01/2016 to 12/31/2016          22.066832          24.641087         3,909.6427
--------------------------        ---------          ---------        -----------

CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          19.117954          15.917430        17,656.9405
01/01/2008 to 12/31/2008          15.917430           9.094890        12,744.1460
01/01/2009 to 12/31/2009           9.094890          12.005300        14,619.5000
01/01/2010 to 12/31/2010          12.005300          13.656337        12,853.6570
01/01/2011 to 12/31/2011          13.656337          12.632295        30,465.1240
01/01/2012 to 12/31/2012          12.632295          15.590890        30,480.4904
01/01/2013 to 12/31/2013          15.590890          15.816081        31,453.0316
01/01/2014 to 12/31/2014          15.816081          17.550999        30,873.9165
01/01/2015 to 12/31/2015          17.550999          16.953837        30,197.7883
01/01/2016 to 12/31/2016          16.953837          16.755054        30,407.0975
--------------------------        ---------          ---------        -----------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007           7.502875           7.516415       196,045.5408
01/01/2008 to 12/31/2008           7.516415           4.487781       127,644.5236
01/01/2009 to 12/31/2009           4.487781           5.845942       120,917.2300
01/01/2010 to 12/31/2010           5.845942           7.089778       112,486.3703
01/01/2011 to 12/31/2011           7.089778           7.171781       103,393.0913
01/01/2012 to 12/31/2012           7.171781           8.325782        98,195.4988
01/01/2013 to 12/31/2013           8.325782          11.876631        91,996.2979
01/01/2014 to 12/31/2014          11.876631          13.833976        76,216.4025
01/01/2015 to 12/31/2015          13.833976          13.006137        72,273.2992
01/01/2016 to 12/31/2016          13.006137          13.083773        70,323.2419
--------------------------        ---------          ---------       ------------

CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY CLEARBRIDGE AGGRESSIVE
GROWTH SUB-ACCOUNT II (CLASS B))
05/03/2010 to 12/31/2010         125.926993         128.945415             0.0000
01/01/2011 to 12/31/2011         128.945415         116.801881             0.0000
01/01/2012 to 12/31/2012         116.801881         140.182768             0.0000
01/01/2013 to 12/31/2013         140.182768         176.873069             0.0000
01/01/2014 to 04/25/2014         176.873069         183.802482             0.0000
--------------------------       ----------         ----------       ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY LEGG MASON VALUE EQUITY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         11.083909          10.216408          3,288.4347
01/01/2008 to 12/31/2008         10.216408           4.542073          3,449.1876
01/01/2009 to 12/31/2009          4.542073           6.139525         12,896.0100
01/01/2010 to 12/31/2010          6.139525           6.456202         12,964.3517
01/01/2011 to 04/29/2011          6.456202           6.850412              0.0000
--------------------------       ---------          ---------         -----------

GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.897265          15.045233         50,734.2491
01/01/2008 to 12/31/2008         15.045233           9.421654         45,271.9452
01/01/2009 to 12/31/2009          9.421654          12.212179         40,584.5200
01/01/2010 to 12/31/2010         12.212179          14.863866         41,112.5701
01/01/2011 to 12/31/2011         14.863866          13.646317         36,358.8634
01/01/2012 to 12/31/2012         13.646317          15.790043         29,352.9525
01/01/2013 to 12/31/2013         15.790043          20.520707         27,717.4490
01/01/2014 to 12/31/2014         20.520707          22.763908         24,056.7182
01/01/2015 to 12/31/2015         22.763908          20.268233          9,319.7525
01/01/2016 to 12/31/2016         20.268233          22.474796          8,837.7130
--------------------------       ---------          ---------         -----------

HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         19.330066          18.723852        126,635.3246
01/01/2008 to 12/31/2008         18.723852          10.843216         83,339.9282
01/01/2009 to 12/31/2009         10.843216          16.472555         79,704.6700
01/01/2010 to 12/31/2010         16.472555          18.788477         74,512.6114
01/01/2011 to 12/31/2011         18.788477          15.783629         78,145.3867
01/01/2012 to 12/31/2012         15.783629          19.984811         74,628.0154
01/01/2013 to 12/31/2013         19.984811          25.549173         68,272.3624
01/01/2014 to 12/31/2014         25.549173          23.581396         66,729.8248
01/01/2015 to 12/31/2015         23.581396          22.058085         54,558.8563
01/01/2016 to 12/31/2016         22.058085          23.377743         54,334.0453
--------------------------       ---------          ---------        ------------

INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010605           1.043317         46,263.5041
01/01/2013 to 12/31/2013          1.043317           1.041170         70,658.3000
01/01/2014 to 12/31/2014          1.041170           1.076969         56,123.1480
01/01/2015 to 12/31/2015          1.076969           1.010745            551.3053
01/01/2016 to 12/31/2016          1.010745           1.106261              0.0000
--------------------------       ---------          ---------        ------------

INVESCO COMSTOCK SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.859735          11.328245         11,122.7092
01/01/2008 to 12/31/2008         11.328245           7.112139          8,578.9244
01/01/2009 to 12/31/2009          7.112139           8.819300          7,951.7300
01/01/2010 to 12/31/2010          8.819300           9.923869         12,288.0352
01/01/2011 to 12/31/2011          9.923869           9.578696         10,192.5939
01/01/2012 to 12/31/2012          9.578696          11.113050          6,020.2183
01/01/2013 to 12/31/2013         11.113050          14.740609          8,165.7138
01/01/2014 to 12/31/2014         14.740609          15.786323          9,058.4239
01/01/2015 to 12/31/2015         15.786323          14.542473          6,830.7558
01/01/2016 to 12/31/2016         14.542473          16.711910          6,268.1492
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
INVESCO MID CAP VALUE SUB-ACCOUNT (CLASS B)
04/28/2008 to 12/31/2008         23.493600          15.410831              0.0000
01/01/2009 to 12/31/2009         15.410831          19.104291          3,791.0900
01/01/2010 to 12/31/2010         19.104291          23.494954          3,765.7542
01/01/2011 to 12/31/2011         23.494954          22.167824            721.4174
01/01/2012 to 12/31/2012         22.167824          24.907361            473.4893
01/01/2013 to 12/31/2013         24.907361          31.797227          1,504.4013
01/01/2014 to 12/31/2014         31.797227          34.156089          2,044.7311
01/01/2015 to 12/31/2015         34.156089          30.457449          1,396.8364
01/01/2016 to 12/31/2016         30.457449          34.465786          1,292.8201
--------------------------       ---------          ---------          ----------

INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         14.149636          15.395578         78,475.8430
01/01/2008 to 12/31/2008         15.395578           9.240888         54,806.5491
01/01/2009 to 12/31/2009          9.240888          12.115212         50,197.0200
01/01/2010 to 12/31/2010         12.115212          14.977377         49,621.3780
01/01/2011 to 12/31/2011         14.977377          14.515408         40,492.5668
01/01/2012 to 12/31/2012         14.515408          16.811721         39,446.4404
01/01/2013 to 12/31/2013         16.811721          23.088062         37,788.0355
01/01/2014 to 12/31/2014         23.088062          24.408953         31,712.5775
01/01/2015 to 12/31/2015         24.408953          23.504746         29,128.2472
01/01/2016 to 12/31/2016         23.504746          25.660983         28,483.0382
--------------------------       ---------          ---------         -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.872790          10.297447          3,284.3397
01/01/2014 to 12/31/2014         10.297447          10.602214          7,136.3516
01/01/2015 to 12/31/2015         10.602214          10.437242          6,532.3924
01/01/2016 to 12/31/2016         10.437242          10.453481          6,377.5760
--------------------------       ---------          ---------         -----------

JPMORGAN CORE BOND SUB-ACCOUNT (CLASS B) (FORMERLY JPMORGAN CORE BOND SUB-ACCOUNT
(CLASS C) AND BEFORE THAT AMERICAN
 FUNDS(Reg. TM) BOND SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.037751           8.912431          1,657.4399
01/01/2009 to 12/31/2009          8.912431           9.790053          6,156.6100
01/01/2010 to 12/31/2010          9.790053          10.176582          6,935.9090
01/01/2011 to 12/31/2011         10.176582          10.547825          4,051.8321
01/01/2012 to 12/31/2012         10.547825          10.840645          3,842.4804
01/01/2013 to 04/26/2013         10.840645          10.811986              0.0000
--------------------------       ---------          ---------         -----------

JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.012660           1.045354              0.0000
01/01/2013 to 12/31/2013          1.045354           1.136665              0.0000
01/01/2014 to 12/31/2014          1.136665           1.191283              0.0000
01/01/2015 to 12/31/2015          1.191283           1.177547         93,876.8736
01/01/2016 to 12/31/2016          1.177547           1.187144         92,835.8977
--------------------------       ---------          ---------         -----------

LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.294456          12.893478          1,880.2115
01/01/2008 to 12/31/2008         12.893478           7.672041         13,436.9718
01/01/2009 to 12/31/2009          7.672041          10.584426          1,791.4700
01/01/2010 to 12/31/2010         10.584426          12.652514          2,200.9857
01/01/2011 to 12/31/2011         12.652514          12.212475          3,838.2788
01/01/2012 to 12/31/2012         12.212475          13.989045         32,495.4844
01/01/2013 to 12/31/2013         13.989045          16.052704         32,554.5565
01/01/2014 to 12/31/2014         16.052704          16.272245          3,866.1691
01/01/2015 to 12/31/2015         16.272245          16.137760          2,924.7513
01/01/2016 to 12/31/2016         16.137760          16.565599          2,885.6505
--------------------------       ---------          ---------         -----------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET/ABERDEEN EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B) (FORMERLY MFS(Reg. TM)
EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         10.432867          13.962722         10,568.8972
01/01/2008 to 12/31/2008         13.962722           6.082499          9,477.6283
01/01/2009 to 12/31/2009          6.082499          10.067748         13,738.5200
01/01/2010 to 12/31/2010         10.067748          12.197046          7,648.0808
01/01/2011 to 12/31/2011         12.197046           9.714793          8,582.3435
01/01/2012 to 12/31/2012          9.714793          11.314976          7,190.0374
01/01/2013 to 12/31/2013         11.314976          10.533176          8,918.5594
01/01/2014 to 12/31/2014         10.533176           9.646451          7,031.6411
01/01/2015 to 12/31/2015          9.646451           8.145194          6,398.1046
01/01/2016 to 12/31/2016          8.145194           8.897791          6,050.8850
--------------------------       ---------          ---------         -----------

MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
05/03/2010 to 12/31/2010          9.997192          10.177855              0.0000
01/01/2011 to 12/31/2011         10.177855          10.172019          2,130.8445
01/01/2012 to 12/31/2012         10.172019          10.695033          4,061.2704
01/01/2013 to 12/31/2013         10.695033          10.879977          6,811.4544
01/01/2014 to 12/31/2014         10.879977          10.737665          7,313.2182
01/01/2015 to 12/31/2015         10.737665          10.431930          5,291.5993
01/01/2016 to 12/31/2016         10.431930          11.167567          5,100.8402
--------------------------       ---------          ---------         -----------

MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
05/02/2011 to 12/31/2011          9.987193           9.724128          3,696.9764
01/01/2012 to 12/31/2012          9.724128           9.944730          3,600.0170
01/01/2013 to 12/31/2013          9.944730           9.856026          8,327.9703
01/01/2014 to 12/31/2014          9.856026           9.758172         18,689.6646
01/01/2015 to 12/31/2015          9.758172           9.500649         18,543.8809
01/01/2016 to 12/31/2016          9.500649           9.599527         18,483.2813
--------------------------       ---------          ---------         -----------

MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009          9.997754          10.849747              0.0000
01/01/2010 to 12/31/2010         10.849747          12.069219              0.0000
01/01/2011 to 12/31/2011         12.069219          11.785726              0.0000
01/01/2012 to 12/31/2012         11.785726          13.194934              0.0000
01/01/2013 to 12/31/2013         13.194934          13.061296              0.0000
01/01/2014 to 12/31/2014         13.061296          12.942194              0.0000
01/01/2015 to 12/31/2015         12.942194          12.152080              0.0000
01/01/2016 to 12/31/2016         12.152080          12.009625              0.0000
--------------------------       ---------          ---------         -----------

METLIFE ASSET ALLOCATION 100 SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.861402          12.962731        256,757.6564
01/01/2008 to 12/31/2008         12.962731           7.515886        223,217.7528
01/01/2009 to 12/31/2009          7.515886           9.767237        196,561.2400
01/01/2010 to 12/31/2010          9.767237          11.148208        173,030.4500
01/01/2011 to 12/31/2011         11.148208          10.291557        151,643.8023
01/01/2012 to 12/31/2012         10.291557          11.769572        138,613.1929
01/01/2013 to 12/31/2013         11.769572          14.933248        140,547.8621
01/01/2014 to 12/31/2014         14.933248          15.374689        130,596.2246
01/01/2015 to 12/31/2015         15.374689          14.760184        129,002.1825
01/01/2016 to 12/31/2016         14.760184          15.759017        122,593.7286
--------------------------       ---------          ---------        ------------

METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          9.935849          10.351571         21,773.8357
01/01/2013 to 12/31/2013         10.351571          11.598045         20,197.0832
01/01/2014 to 12/31/2014         11.598045          12.459022         20,860.3935
01/01/2015 to 12/31/2015         12.459022          11.707250         16,991.4033
01/01/2016 to 12/31/2016         11.707250          12.429157         16,001.3102
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          1.076318           1.120516              0.0000
01/01/2014 to 12/31/2014          1.120516           1.199445              0.0000
01/01/2015 to 12/31/2015          1.199445           1.160865         12,829.1384
01/01/2016 to 12/31/2016          1.160865           1.186913              0.0000
--------------------------        --------           --------         -----------

METLIFE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.651281          16.768726         96,792.9561
01/01/2008 to 12/31/2008         16.768726          11.528208         67,680.8572
01/01/2009 to 12/31/2009         11.528208          14.281682         68,513.4600
01/01/2010 to 12/31/2010         14.281682          16.776165         67,818.5016
01/01/2011 to 12/31/2011         16.776165          14.959592         59,132.6594
01/01/2012 to 12/31/2012         14.959592          17.290465         53,303.0915
01/01/2013 to 12/31/2013         17.290465          22.436265         55,002.8627
01/01/2014 to 12/31/2014         22.436265          22.358025         43,722.9349
01/01/2015 to 12/31/2015         22.358025          20.719583         27,652.2836
01/01/2016 to 12/31/2016         20.719583          26.643905         24,939.5693
--------------------------       ---------          ---------         -----------

MFS(Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         15.442674          17.138290         79,073.2851
01/01/2008 to 12/31/2008         17.138290           9.676406         63,043.8275
01/01/2009 to 12/31/2009          9.676406          12.472521         56,989.0800
01/01/2010 to 12/31/2010         12.472521          13.613233         53,611.1868
01/01/2011 to 12/31/2011         13.613233          11.908439         41,719.3999
01/01/2012 to 12/31/2012         11.908439          13.614676         39,170.8243
01/01/2013 to 12/31/2013         13.614676          15.907121         38,577.7619
01/01/2014 to 12/31/2014         15.907121          14.501241         35,336.6041
01/01/2015 to 12/31/2015         14.501241          13.954939         32,902.2493
01/01/2016 to 12/31/2016         13.954939          13.552089         32,987.0320
--------------------------       ---------          ---------         -----------

PANAGORA GLOBAL DIVERSIFIED RISK SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014          0.999719           1.030951              0.0000
01/01/2015 to 12/31/2015          1.030951           0.954708              0.0000
01/01/2016 to 12/31/2016          0.954708           1.039379              0.0000
--------------------------       ---------          ---------         -----------

PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         10.841492          11.767146        134,736.2843
01/01/2008 to 12/31/2008         11.767146          10.733536        101,580.6334
01/01/2009 to 12/31/2009         10.733536          12.413779         94,678.8100
01/01/2010 to 12/31/2010         12.413779          13.105833         90,073.0620
01/01/2011 to 12/31/2011         13.105833          14.271210         89,220.5871
01/01/2012 to 12/31/2012         14.271210          15.256784         92,973.0769
01/01/2013 to 12/31/2013         15.256784          13.560777         87,162.8921
01/01/2014 to 12/31/2014         13.560777          13.669977         73,547.9903
01/01/2015 to 12/31/2015         13.669977          12.976045         73,662.8069
01/01/2016 to 12/31/2016         12.976045          13.346343         71,560.1728
--------------------------       ---------          ---------        ------------

PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.101748          12.751678        162,330.3587
01/01/2008 to 12/31/2008         12.751678          12.543460        124,469.9544
01/01/2009 to 12/31/2009         12.543460          14.504569        129,723.6600
01/01/2010 to 12/31/2010         14.504569          15.371376        134,837.2915
01/01/2011 to 12/31/2011         15.371376          15.537655        113,620.0093
01/01/2012 to 12/31/2012         15.537655          16.631888        127,852.4161
01/01/2013 to 12/31/2013         16.631888          15.982289         93,686.7504
01/01/2014 to 12/31/2014         15.982289          16.314355         83,734.8458
01/01/2015 to 12/31/2015         16.314355          15.984109         78,472.2621
01/01/2016 to 12/31/2016         15.984109          16.068459         71,556.9249
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
PYRAMIS(Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012         10.702228          10.820402              0.0000
01/01/2013 to 12/31/2013         10.820402          10.121720              0.0000
01/01/2014 to 12/31/2014         10.121720          10.665690              0.0000
01/01/2015 to 12/31/2015         10.665690          10.494205          5,643.4964
01/01/2016 to 12/31/2016         10.494205          10.416702          6,556.4715
--------------------------       ---------          ---------          ----------

PYRAMIS(Reg. TM) MANAGED RISK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         10.214283          10.704310              0.0000
01/01/2014 to 12/31/2014         10.704310          11.393303            911.6629
01/01/2015 to 12/31/2015         11.393303          11.022422          2,136.9590
01/01/2016 to 12/31/2016         11.022422          11.291831              0.0000
--------------------------       ---------          ---------          ----------

SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
04/30/2012 to 12/31/2012          1.010638           1.063387              0.0000
01/01/2013 to 12/31/2013          1.063387           1.147148         48,830.6029
01/01/2014 to 12/31/2014          1.147148           1.210849              0.0000
01/01/2015 to 12/31/2015          1.210849           1.175850              0.0000
01/01/2016 to 12/31/2016          1.175850           1.217116              0.0000
--------------------------       ---------          ---------         -----------

SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          8.236724           8.391697              0.0000
01/01/2009 to 12/31/2009          8.391697          10.267504              0.0000
01/01/2010 to 12/31/2010         10.267504          11.290419          5,136.1553
01/01/2011 to 12/31/2011         11.290419          11.179172          9,830.5946
01/01/2012 to 12/31/2012         11.179172          12.357921         14,106.6935
01/01/2013 to 12/31/2013         12.357921          13.672826          8,628.9566
01/01/2014 to 12/31/2014         13.672826          14.173906          4,102.5825
01/01/2015 to 12/31/2015         14.173906          13.613658          2,210.2410
01/01/2016 to 12/31/2016         13.613658          14.108889          6,795.9097
--------------------------       ---------          ---------         -----------

SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008          7.626441           7.693486              0.0000
01/01/2009 to 12/31/2009          7.693486           9.730686              0.0000
01/01/2010 to 12/31/2010          9.730686          10.882702              0.0000
01/01/2011 to 12/31/2011         10.882702          10.435307          2,458.4835
01/01/2012 to 12/31/2012         10.435307          11.759200          2,149.0024
01/01/2013 to 12/31/2013         11.759200          13.602685          7,111.1909
01/01/2014 to 12/31/2014         13.602685          14.043501          6,928.2292
01/01/2015 to 12/31/2015         14.043501          13.440543          6,752.2697
01/01/2016 to 12/31/2016         13.440543          14.073724          1,618.2208
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         54.587274          55.463710         78,671.2624
01/01/2008 to 12/31/2008         55.463710          34.593831         58,063.9299
01/01/2009 to 12/31/2009         34.593831          40.125478         54,488.0400
01/01/2010 to 12/31/2010         40.125478          46.002212         49,551.4821
01/01/2011 to 12/31/2011         46.002212          43.263096         45,636.8189
01/01/2012 to 12/31/2012         43.263096          50.000256         41,882.8627
01/01/2013 to 12/31/2013         50.000256          65.531408         39,340.2955
01/01/2014 to 12/31/2014         65.531408          72.728080         38,887.9346
01/01/2015 to 12/31/2015         72.728080          68.697126         36,209.8347
01/01/2016 to 12/31/2016         68.697126          78.034035         33,982.4476
--------------------------       ---------          ---------         -----------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007          8.109881           9.345696        102,184.7905
01/01/2008 to 12/31/2008          9.345696           5.516147         99,604.2254
01/01/2009 to 12/31/2009          5.516147           7.861642         90,335.8900
01/01/2010 to 12/31/2010          7.861642           9.834477         89,369.2072
01/01/2011 to 12/31/2011          9.834477           9.476551         73,616.8071
01/01/2012 to 12/31/2012          9.476551          10.553502         69,113.0790
01/01/2013 to 12/31/2013         10.553502          14.121510         68,355.5374
01/01/2014 to 12/31/2014         14.121510          15.602339         57,413.7649
01/01/2015 to 12/31/2015         15.602339          16.305845         33,494.4163
01/01/2016 to 12/31/2016         16.305845          16.967941         31,272.2736
--------------------------       ---------          ---------        ------------

METROPOLITAN SERIES FUND
BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          8.862078           9.682738         20,423.8215
01/01/2014 to 12/31/2014          9.682738           9.169078          9,913.9789
01/01/2015 to 12/31/2015          9.169078           8.788056          9,151.6068
01/01/2016 to 12/31/2016          8.788056           9.044603          9,077.1752
--------------------------       ---------          ---------        ------------

BAILLIE GIFFORD INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B) (FORMERLY AMERICAN FUNDS(Reg.
TM) INTERNATIONAL SUB-ACCOUNT (CLASS C))
04/28/2008 to 12/31/2008         10.087748           6.027848              0.0000
01/01/2009 to 12/31/2009          6.027848           8.418799         30,291.0400
01/01/2010 to 12/31/2010          8.418799           8.816613         31,556.8252
01/01/2011 to 12/31/2011          8.816613           7.404028         21,489.9626
01/01/2012 to 12/31/2012          7.404028           8.518139         20,828.9914
01/01/2013 to 04/26/2013          8.518139           8.816266              0.0000
--------------------------       ---------          ---------        ------------

BARCLAYS AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         13.466823          13.879731            361.1000
01/01/2010 to 12/31/2010         13.879731          14.366508            358.2175
01/01/2011 to 12/31/2011         14.366508          15.082240            355.3819
01/01/2012 to 12/31/2012         15.082240          15.303989          2,555.1578
01/01/2013 to 12/31/2013         15.303989          14.608044          2,552.3423
01/01/2014 to 12/31/2014         14.608044          15.093023          5,816.1238
01/01/2015 to 12/31/2015         15.093023          14.778424          6,276.0207
01/01/2016 to 12/31/2016         14.778424          14.780645          6,581.7285
--------------------------       ---------          ---------        ------------

BLACKROCK ULTRA-SHORT TERM BOND SUB-ACCOUNT (CLASS B) (FORMERLY BLACKROCK MONEY MARKET
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          9.996712          10.264256        196,944.5392
01/01/2008 to 12/31/2008         10.264256          10.316782        298,803.4459
01/01/2009 to 12/31/2009         10.316782          10.133027        153,467.3600
01/01/2010 to 12/31/2010         10.133027           9.927405        131,455.2273
01/01/2011 to 12/31/2011          9.927405           9.726501        149,537.6509
01/01/2012 to 12/31/2012          9.726501           9.528058        167,152.5694
01/01/2013 to 12/31/2013          9.528058           9.334712        141,028.2027
01/01/2014 to 12/31/2014          9.334712           9.145289        140,127.1267
01/01/2015 to 12/31/2015          9.145289           8.959710         33,976.3524
01/01/2016 to 12/31/2016          8.959710           8.787742         34,511.1681
--------------------------       ---------          ---------        ------------

FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         14.167357          16.815150         13,215.8611
01/01/2014 to 12/31/2014         16.815150          18.265634         12,153.7340
01/01/2015 to 12/31/2015         18.265634          18.361003         11,470.1376
01/01/2016 to 12/31/2016         18.361003          18.916222         11,218.4193
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
FRONTIER MID CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY TURNER MID CAP GROWTH
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007         12.548130          15.260611         27,094.3388
01/01/2008 to 12/31/2008         15.260611           7.729185         18,554.3713
01/01/2009 to 12/31/2009          7.729185          11.143877         16,807.7200
01/01/2010 to 12/31/2010         11.143877          13.883593         15,048.1438
01/01/2011 to 12/31/2011         13.883593          12.586925         12,514.6318
01/01/2012 to 12/31/2012         12.586925          13.072406         13,084.0768
01/01/2013 to 04/26/2013         13.072406          14.076604              0.0000
--------------------------       ---------          ---------         -----------

JENNISON GROWTH SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         11.507898          12.557032        114,842.7858
01/01/2008 to 12/31/2008         12.557032           7.805540         78,309.4398
01/01/2009 to 12/31/2009          7.805540          10.672653         74,894.7500
01/01/2010 to 12/31/2010         10.672653          11.639200         70,732.8889
01/01/2011 to 12/31/2011         11.639200          11.428787         61,764.9984
01/01/2012 to 12/31/2012         11.428787          12.937464        138,105.9396
01/01/2013 to 12/31/2013         12.937464          17.330845        130,818.0212
01/01/2014 to 12/31/2014         17.330845          18.463725        108,306.2129
01/01/2015 to 12/31/2015         18.463725          19.995587         98,678.7116
01/01/2016 to 12/31/2016         19.995587          19.564423         97,632.7353
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY JENNISON LARGE CAP EQUITY SUB-ACCOUNT
(CLASS B) AND BEFORE THAT RAINIER LARGE
 CAP EQUITY SUB-ACCOUNT (CLASS B))
11/12/2007 to 12/31/2007          9.563499           9.973006             89.2228
01/01/2008 to 12/31/2008          9.973006           5.685456          1,543.8556
01/01/2009 to 12/31/2009          5.685456           6.865193          1,491.5300
01/01/2010 to 12/31/2010          6.865193           7.760721          1,409.4862
01/01/2011 to 12/31/2011          7.760721           7.311594          2,012.2830
01/01/2012 to 12/31/2012          7.311594           8.070182          1,877.7076
01/01/2013 to 04/26/2013          8.070182           8.654844              0.0000
--------------------------       ---------          ---------        ------------

JENNISON GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY OPPENHEIMER CAPITAL APPRECIATION
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          8.819638           9.874268        247,187.3502
01/01/2008 to 12/31/2008          9.874268           5.229254        205,793.7038
01/01/2009 to 12/31/2009          5.229254           7.362110        173,861.3000
01/01/2010 to 12/31/2010          7.362110           7.890564        144,029.2229
01/01/2011 to 12/31/2011          7.890564           7.624047        132,910.6729
01/01/2012 to 04/27/2012          7.624047           8.558898              0.0000
--------------------------       ---------          ---------        ------------

MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         17.422981          15.859936        130,950.4692
01/01/2008 to 12/31/2008         15.859936           8.369136        107,740.6165
01/01/2009 to 12/31/2009          8.369136          11.577259         98,151.4700
01/01/2010 to 12/31/2010         11.577259          13.016635         92,654.0972
01/01/2011 to 12/31/2011         13.016635          13.580776         84,421.7788
01/01/2012 to 12/31/2012         13.580776          14.844569         76,307.4571
01/01/2013 to 12/31/2013         14.844569          19.853177         70,871.4179
01/01/2014 to 12/31/2014         19.853177          19.775866         58,721.8819
01/01/2015 to 12/31/2015         19.775866          17.501970         47,803.8541
01/01/2016 to 12/31/2016         17.501970          21.030992         44,630.8108
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
11/10/2008 to 12/31/2008         10.063785          10.124727              0.0000
01/01/2009 to 12/31/2009         10.124727          14.156467          4,373.2600
01/01/2010 to 12/31/2010         14.156467          17.002492          4,657.5689
01/01/2011 to 12/31/2011         17.002492          13.950654            637.5415
01/01/2012 to 12/31/2012         13.950654          16.113009            491.5705
01/01/2013 to 12/31/2013         16.113009          20.143494            876.0211
01/01/2014 to 12/31/2014         20.143494          18.413529            391.0956
01/01/2015 to 12/31/2015         18.413529          19.078092            342.7346
01/01/2016 to 12/31/2016         19.078092          19.780008            311.5452
--------------------------       ---------          ---------          ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         21.022340          21.305476            419.1866
--------------------------       ---------          ---------          ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS
SERIES TRUST - PIONEER FUND SUB-ACCOUNT
 (CLASS B))
05/04/2009 to 12/31/2009         12.133060          14.811077          9,355.8400
01/01/2010 to 12/31/2010         14.811077          16.822447              0.0000
01/01/2011 to 12/31/2011         16.822447          15.678760              0.0000
01/01/2012 to 12/31/2012         15.678760          16.952845              0.0000
01/01/2013 to 12/31/2013         16.952845          22.042344            533.1402
01/01/2014 to 12/31/2014         22.042344          23.955768            462.0722
01/01/2015 to 12/31/2015         23.955768          23.410826            400.8691
01/01/2016 to 04/29/2016         23.410826          23.506721              0.0000
--------------------------       ---------          ---------          ----------

MET/WELLINGTON CORE EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY WMC CORE
EQUITY OPPORTUNITIES SUB-ACCOUNT (CLASS E))
01/01/2007 to 12/31/2007         14.060972          14.384584        274,592.6325
01/01/2008 to 12/31/2008         14.384584           8.531306        203,065.3542
01/01/2009 to 12/31/2009          8.531306          11.018414        193,040.5300
01/01/2010 to 12/31/2010         11.018414          12.070584        180,022.2170
01/01/2011 to 12/31/2011         12.070584          11.331899        162,869.5620
01/01/2012 to 12/31/2012         11.331899          12.510773        149,847.2390
01/01/2013 to 12/31/2013         12.510773          16.366597        139,638.2633
01/01/2014 to 12/31/2014         16.366597          17.709551        119,454.8128
01/01/2015 to 12/31/2015         17.709551          17.743453        107,780.3040
01/01/2016 to 12/31/2016         17.743453          18.626741        100,214.1940
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 20 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.215746          13.418405              0.0000
01/01/2015 to 12/31/2015         13.418405          13.069136              0.0000
01/01/2016 to 12/31/2016         13.069136          13.383984              0.0000
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         13.525504          13.842960        294,006.2337
01/01/2015 to 12/31/2015         13.842960          13.416478        257,436.7449
01/01/2016 to 12/31/2016         13.416478          13.944446        253,179.9920
--------------------------       ---------          ---------        ------------

METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST
- METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.004607          11.418246         49,779.7517
01/01/2008 to 12/31/2008         11.418246           8.875851        107,095.0406
01/01/2009 to 12/31/2009          8.875851          10.687800        126,693.2100
01/01/2010 to 12/31/2010         10.687800          11.612607        164,211.9385
01/01/2011 to 12/31/2011         11.612607          11.579475        168,431.8044
01/01/2012 to 12/31/2012         11.579475          12.581054        134,583.4394
01/01/2013 to 12/31/2013         12.581054          13.444904        114,930.1750
01/01/2014 to 04/25/2014         13.444904          13.527784              0.0000
--------------------------       ---------          ---------        ------------


                       2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                ACCUMULATION       ACCUMULATION        ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT           UNITS
                                BEGINNING OF          END OF          OUTSTANDING AT
                                   PERIOD             PERIOD          END OF PERIOD
                              ---------------    ---------------    -----------------
METLIFE ASSET ALLOCATION 40 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE MODERATE STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.444331          11.906745          205,033.1411
01/01/2008 to 12/31/2008         11.906745           8.582542          256,911.7312
01/01/2009 to 12/31/2009          8.582542          10.601867          334,188.6900
01/01/2010 to 12/31/2010         10.601867          11.674761          274,492.8546
01/01/2011 to 12/31/2011         11.674761          11.425001          232,310.0657
01/01/2012 to 12/31/2012         11.425001          12.579176          169,775.1596
01/01/2013 to 12/31/2013         12.579176          14.077129          160,537.9014
01/01/2014 to 04/25/2014         14.077129          14.110529                0.0000
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.401923          14.851641          454,295.6334
01/01/2015 to 12/31/2015         14.851641          14.365781          390,814.0868
01/01/2016 to 12/31/2016         14.365781          15.074311          370,538.6552
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 60 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE BALANCED STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         11.957737          12.285740          891,745.6891
01/01/2008 to 12/31/2008         12.285740           8.191826          805,740.4162
01/01/2009 to 12/31/2009          8.191826          10.299750          735,086.8400
01/01/2010 to 12/31/2010         10.299750          11.461754          650,912.6262
01/01/2011 to 12/31/2011         11.461754          11.038436          559,918.7344
01/01/2012 to 12/31/2012         11.038436          12.319752          507,824.9307
01/01/2013 to 12/31/2013         12.319752          14.413633          463,858.8513
01/01/2014 to 04/25/2014         14.413633          14.404350                0.0000
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B)
04/28/2014 to 12/31/2014         14.846104          15.398025          812,776.3816
01/01/2015 to 12/31/2015         15.398025          14.829665          666,130.0681
01/01/2016 to 12/31/2016         14.829665          15.711517          591,388.6176
--------------------------       ---------          ---------          ------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY MET INVESTORS SERIES TRUST -
METLIFE GROWTH STRATEGY SUB-ACCOUNT
 (CLASS B))
01/01/2007 to 12/31/2007         12.608002          12.931595        1,674,347.3867
01/01/2008 to 12/31/2008         12.931595           7.871060        1,812,999.2705
01/01/2009 to 12/31/2009          7.871060          10.032325        1,611,443.6900
01/01/2010 to 12/31/2010         10.032325          11.351340        1,438,617.7224
01/01/2011 to 12/31/2011         11.351340          10.690669        1,082,626.8718
01/01/2012 to 12/31/2012         10.690669          12.118979          965,481.3865
01/01/2013 to 12/31/2013         12.118979          14.950002          925,600.6476
01/01/2014 to 04/25/2014         14.950002          14.859116                0.0000
--------------------------       ---------          ---------        --------------

METLIFE ASSET ALLOCATION 80 SUB-ACCOUNT (CLASS B) (FORMERLY METLIFE GROWTH STRATEGY
SUB-ACCOUNT (CLASS B) AND BEFORE THAT MET/
 FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997754           7.002190            9,627.6536
01/01/2009 to 12/31/2009          7.002190           8.818786           22,022.9000
01/01/2010 to 12/31/2010          8.818786           9.507876            8,332.9815
01/01/2011 to 12/31/2011          9.507876           9.151333            8,249.5330
01/01/2012 to 12/31/2012          9.151333          10.410179            8,025.6572
01/01/2013 to 04/26/2013         10.410179          11.183989                0.0000
--------------------------       ---------          ---------        --------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.461985          12.984932              0.0000
01/01/2010 to 12/31/2010         12.984932          16.018888          5,008.2055
01/01/2011 to 12/31/2011         16.018888          15.342992         42,681.9727
01/01/2012 to 12/31/2012         15.342992          17.625280         42,239.1851
01/01/2013 to 12/31/2013         17.625280          22.923486         41,870.4865
01/01/2014 to 12/31/2014         22.923486          24.527257         49,042.7624
01/01/2015 to 12/31/2015         24.527257          23.386147         48,877.9547
01/01/2016 to 12/31/2016         23.386147          27.512981         48,637.2162
--------------------------       ---------          ---------         -----------

METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007         12.845959          13.209916         49,255.7418
01/01/2008 to 12/31/2008         13.209916           8.119100         46,108.2016
01/01/2009 to 12/31/2009          8.119100          10.016166         39,668.6500
01/01/2010 to 12/31/2010         10.016166          11.235003         26,841.0907
01/01/2011 to 12/31/2011         11.235003          11.187497        205,602.4941
01/01/2012 to 12/31/2012         11.187497          12.650241        201,415.8228
01/01/2013 to 12/31/2013         12.650241          16.322270        199,527.3140
01/01/2014 to 12/31/2014         16.322270          18.085723        210,634.2026
01/01/2015 to 12/31/2015         18.085723          17.880559        204,583.3937
01/01/2016 to 12/31/2016         17.880559          19.511752        204,046.1046
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         17.165536          19.969276          2,844.6483
01/01/2014 to 12/31/2014         19.969276          21.630437          2,670.5927
01/01/2015 to 12/31/2015         21.630437          21.114267          2,538.1144
01/01/2016 to 12/31/2016         21.114267          23.601650          2,643.2773
--------------------------       ---------          ---------        ------------

MFS(Reg. TM) VALUE SUB-ACCOUNT (CLASS B) (FORMERLY MET/FRANKLIN MUTUAL SHARES
SUB-ACCOUNT (CLASS B))
04/28/2008 to 12/31/2008          9.997754           6.570607              0.0000
01/01/2009 to 12/31/2009          6.570607           8.039157              0.0000
01/01/2010 to 12/31/2010          8.039157           8.744321          3,470.1122
01/01/2011 to 12/31/2011          8.744321           8.520387          5,412.5983
01/01/2012 to 12/31/2012          8.520387           9.508166          5,178.5875
01/01/2013 to 04/26/2013          9.508166          10.393854              0.0000
--------------------------       ---------          ---------        ------------

MSCI EAFE(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009          8.619725          11.060285              0.0000
01/01/2010 to 12/31/2010         11.060285          11.677349              0.0000
01/01/2011 to 12/31/2011         11.677349           9.993177              0.0000
01/01/2012 to 12/31/2012          9.993177          11.545600              0.0000
01/01/2013 to 12/31/2013         11.545600          13.736210              0.0000
01/01/2014 to 12/31/2014         13.736210          12.605501            629.6948
01/01/2015 to 12/31/2015         12.605501          12.187793              0.0000
01/01/2016 to 12/31/2016         12.187793          12.056147              0.0000
--------------------------       ---------          ---------        ------------

NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013         18.466541          22.959878         16,383.7796
01/01/2014 to 12/31/2014         22.959878          22.426351         11,453.2944
01/01/2015 to 12/31/2015         22.426351          22.054764          9,679.9167
01/01/2016 to 12/31/2016         22.054764          25.581810          9,268.6198
--------------------------       ---------          ---------        ------------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
NEUBERGER BERMAN GENESIS SUB-ACCOUNT (CLASS B) (FORMERLY MLA MID CAP SUB-ACCOUNT (CLASS
B))
01/01/2007 to 12/31/2007         15.802802          15.060813         35,223.2081
01/01/2008 to 12/31/2008         15.060813           9.103133         27,737.9218
01/01/2009 to 12/31/2009          9.103133          12.196978         25,078.5500
01/01/2010 to 12/31/2010         12.196978          14.681252         22,937.3621
01/01/2011 to 12/31/2011         14.681252          13.624996         21,745.8061
01/01/2012 to 12/31/2012         13.624996          14.052564         21,336.3432
01/01/2013 to 04/26/2013         14.052564          15.205400              0.0000
--------------------------       ---------          ---------         -----------

RUSSELL 2000(Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
05/04/2009 to 12/31/2009         10.685008          13.095345              0.0000
01/01/2010 to 12/31/2010         13.095345          16.235634          2,612.0786
01/01/2011 to 12/31/2011         16.235634          15.218378          2,376.9875
01/01/2012 to 12/31/2012         15.218378          17.285185          2,150.2579
01/01/2013 to 12/31/2013         17.285185          23.390278          1,963.6697
01/01/2014 to 12/31/2014         23.390278          23.999550          1,801.6046
01/01/2015 to 12/31/2015         23.999550          22.445870          1,650.9707
01/01/2016 to 12/31/2016         22.445870          26.592101          1,496.9303
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
04/29/2013 to 12/31/2013          6.604668           8.303149         35,853.2369
01/01/2014 to 12/31/2014          8.303149           8.852627         36,938.4793
01/01/2015 to 12/31/2015          8.852627           9.584759         32,700.3685
01/01/2016 to 12/31/2016          9.584759           9.534112         33,381.7789
--------------------------       ---------          ---------         -----------

T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B) (FORMERLY RCM TECHNOLOGY
SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007          4.753966           6.125116         79,940.3561
01/01/2008 to 12/31/2008          6.125116           3.333058         52,458.9343
01/01/2009 to 12/31/2009          3.333058           5.191245         47,426.2200
01/01/2010 to 12/31/2010          5.191245           6.494325         52,280.6177
01/01/2011 to 12/31/2011          6.494325           5.733182         43,904.8446
01/01/2012 to 12/31/2012          5.733182           6.296846         36,377.6302
01/01/2013 to 04/26/2013          6.296846           6.571153              0.0000
--------------------------       ---------          ---------         -----------

VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
05/04/2009 to 12/31/2009         11.588987          14.675024              0.0000
01/01/2010 to 12/31/2010         14.675024          18.550463              0.0000
01/01/2011 to 12/31/2011         18.550463          15.144079              0.0000
01/01/2012 to 12/31/2012         15.144079          15.217644              0.0000
01/01/2013 to 12/31/2013         15.217644          16.512274              0.0000
01/01/2014 to 12/31/2014         16.512274          13.131841              0.0000
01/01/2015 to 12/31/2015         13.131841           8.650679              0.0000
01/01/2016 to 12/31/2016          8.650679          12.182251              0.0000
--------------------------       ---------          ---------         -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
05/02/2016 to 12/31/2016         26.077592          26.931875         34,745.2006
--------------------------       ---------          ---------         -----------


                      2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                       NUMBER OF
                                ACCUMULATION       ACCUMULATION       ACCUMULATION
                               UNIT VALUE AT      UNIT VALUE AT          UNITS
                                BEGINNING OF          END OF         OUTSTANDING AT
                                   PERIOD             PERIOD         END OF PERIOD
                              ---------------    ---------------    ---------------
WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B) (FORMERLY
MET INVESTORS SERIES TRUST - LORD ABBETT
 BOND DEBENTURE SUB-ACCOUNT (CLASS B))
01/01/2007 to 12/31/2007      17.821527          18.601507            97,987.5195
01/01/2008 to 12/31/2008      18.601507          14.832868            85,617.5274
01/01/2009 to 12/31/2009      14.832868          19.875873            65,864.6100
01/01/2010 to 12/31/2010      19.875873          21.997497            60,180.4709
01/01/2011 to 12/31/2011      21.997497          22.513197            52,811.8570
01/01/2012 to 12/31/2012      22.513197          24.909463            47,982.7627
01/01/2013 to 12/31/2013      24.909463          26.351252            45,801.0658
01/01/2014 to 12/31/2014      26.351252          27.063253            41,199.4566
01/01/2015 to 12/31/2015      27.063253          25.937525            38,523.0157
01/01/2016 to 04/29/2016      25.937525          26.668811                 0.0000
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E)
05/02/2016 to 12/31/2016      26.610069          27.505868             3,712.8816
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS E) (FORMERLY
MET INVESTORS SERIES TRUST - PIONEER
 STRATEGIC INCOME SUB-ACCOUNT (CLASS E))
05/03/2010 to 12/31/2010      11.680923          12.216698             4,363.6754
01/01/2011 to 12/31/2011      12.216698          12.383266             5,161.6601
01/01/2012 to 12/31/2012      12.383266          13.520302             8,108.1327
01/01/2013 to 12/31/2013      13.520302          13.432837            10,571.3250
01/01/2014 to 12/31/2014      13.432837          13.744940            14,372.4481
01/01/2015 to 12/31/2015      13.744940          13.269775             7,891.2872
01/01/2016 to 04/29/2016      13.269775          13.569805                 0.0000
--------------------------    ---------          ---------            -----------

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
01/01/2007 to 12/31/2007      14.947001          15.232679            19,245.2937
01/01/2008 to 12/31/2008      15.232679          14.843345            21,831.1342
01/01/2009 to 12/31/2009      14.843345          15.135540            29,877.1700
01/01/2010 to 12/31/2010      15.135540          15.642904            29,619.5781
01/01/2011 to 12/31/2011      15.642904          16.133378            28,131.1961
01/01/2012 to 12/31/2012      16.133378          16.285965            27,564.0001
01/01/2013 to 12/31/2013      16.285965          15.811050            26,592.4387
01/01/2014 to 12/31/2014      15.811050          15.885240            26,007.6695
01/01/2015 to 12/31/2015      15.885240          15.610682            25,952.1698
01/01/2016 to 12/31/2016      15.610682          15.450115            25,363.7620

FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Sub-Accounts of the Separate Account and the consolidated financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
MetLife Investors Variable Annuity Account One and Board of Directors of
MetLife Insurance Company USA

We have audited the accompanying statements of assets and liabilities of MetLife Investors Variable Annuity Account One (the "Separate Account") of MetLife Insurance Company USA (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 24, 2017

This page is intentionally left blank.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2016


                                                                      AMERICAN FUNDS                                DEUTSCHE II
                                               AMERICAN FUNDS          GLOBAL SMALL         AMERICAN FUNDS         GOVERNMENT &
                                                GLOBAL GROWTH         CAPITALIZATION            GROWTH           AGENCY SECURITIES
                                                 SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------   -------------------   --------------------   -------------------
ASSETS:
   Investments at fair value...............  $       103,644,005   $        25,323,050   $        130,932,905   $           306,746
   Due from MetLife Insurance
     Company USA...........................                   --                    --                     --                    --
                                             -------------------   -------------------   --------------------   -------------------
       Total Assets........................          103,644,005            25,323,050            130,932,905               306,746
                                             -------------------   -------------------   --------------------   -------------------
LIABILITIES:
   Accrued fees............................                   59                    69                     49                    40
   Due to MetLife Insurance
     Company USA...........................                    4                     4                      2                     2
                                             -------------------   -------------------   --------------------   -------------------
       Total Liabilities...................                   63                    73                     51                    42
                                             -------------------   -------------------   --------------------   -------------------

NET ASSETS.................................  $       103,643,942   $        25,322,977   $        130,932,854   $           306,704
                                             ===================   ===================   ====================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units......  $       103,643,942   $        25,322,977   $        130,879,229   $           306,704
   Net assets from contracts in payout.....                   --                    --                 53,625                    --
                                             -------------------   -------------------   --------------------   -------------------
       Total Net Assets....................  $       103,643,942   $        25,322,977   $        130,932,854   $           306,704
                                             ===================   ===================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                                                   FIDELITY VIP
                                              FIDELITY VIP            GROWTH          FTVIPT TEMPLETON        INVESCO V.I.
                                              EQUITY-INCOME        OPPORTUNITIES         FOREIGN VIP      INTERNATIONAL GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $         5,955,040  $            119,181  $        20,418,950   $         4,956,667
   Due from MetLife Insurance
     Company USA........................                   --                    --                   --                    --
                                          -------------------  --------------------  -------------------  --------------------
       Total Assets.....................            5,955,040               119,181           20,418,950             4,956,667
                                          -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   45                    11                  100                   143
   Due to MetLife Insurance
     Company USA........................                    3                    --                    2                     3
                                          -------------------  --------------------  -------------------  --------------------
       Total Liabilities................                   48                    11                  102                   146
                                          -------------------  --------------------  -------------------  --------------------

NET ASSETS..............................  $         5,954,992  $            119,170  $        20,418,848   $         4,956,521
                                          ===================  ====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         5,951,121  $            119,170  $        20,367,803   $         4,935,497
   Net assets from contracts in payout..                3,871                    --               51,045                21,024
                                          -------------------  --------------------  -------------------  --------------------
       Total Net Assets.................  $         5,954,992  $            119,170  $        20,418,848   $         4,956,521
                                          ===================  ====================  ===================  ====================

                                                                      MIST
                                                 MIST            ALLIANZ GLOBAL         MIST AMERICAN       MIST AMERICAN
                                           AB GLOBAL DYNAMIC    INVESTORS DYNAMIC      FUNDS BALANCED       FUNDS GROWTH
                                              ALLOCATION        MULTI-ASSET PLUS         ALLOCATION          ALLOCATION
                                              SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $        29,737,655  $           376,163  $       224,761,108  $       248,344,599
   Due from MetLife Insurance
     Company USA........................                   --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           29,737,655              376,163          224,761,108          248,344,599
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  125                   41                   64                   54
   Due to MetLife Insurance
     Company USA........................                    1                   --                   --                    6
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                  126                   41                   64                   60
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $        29,737,529  $           376,122  $       224,761,044  $       248,344,539
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        29,737,529  $           376,122  $       224,761,044  $       248,344,539
   Net assets from contracts in payout..                   --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $        29,737,529  $           376,122  $       224,761,044  $       248,344,539
                                          ===================  ===================  ===================  ===================


                                                                   MIST AMERICAN
                                             MIST AMERICAN        FUNDS MODERATE
                                             FUNDS GROWTH           ALLOCATION
                                              SUB-ACCOUNT           SUB-ACCOUNT
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $        30,849,750  $       107,999,017
   Due from MetLife Insurance
     Company USA........................                   --                   --
                                          -------------------  -------------------
       Total Assets.....................           30,849,750          107,999,017
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   80                   60
   Due to MetLife Insurance
     Company USA........................                    6                    2
                                          -------------------  -------------------
       Total Liabilities................                   86                   62
                                          -------------------  -------------------

NET ASSETS..............................  $        30,849,664  $       107,998,955
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        30,849,664  $       107,998,955
   Net assets from contracts in payout..                   --                   --
                                          -------------------  -------------------
       Total Net Assets.................  $        30,849,664  $       107,998,955
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                   MIST BLACKROCK
                                              MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK     MIST CLARION GLOBAL
                                               RISK BALANCED         STRATEGIES           HIGH YIELD           REAL ESTATE
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $         9,918,489  $        57,468,450  $        14,337,190  $        31,167,492
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................            9,918,489           57,468,450           14,337,190           31,167,492
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   73                   98                  130                  180
   Due to MetLife Insurance
     Company USA..........................                    2                    3                    5                   13
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   75                  101                  135                  193
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $         9,918,414  $        57,468,349  $        14,337,055  $        31,167,299
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         9,918,414  $        57,468,349  $        14,337,055  $        31,122,970
   Net assets from contracts in payout....                   --                   --                   --               44,329
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $         9,918,414  $        57,468,349  $        14,337,055  $        31,167,299
                                            ===================  ===================  ===================  ===================

                                                                                          MIST HARRIS         MIST INVESCO
                                             MIST CLEARBRIDGE    MIST GOLDMAN SACHS         OAKMARK           BALANCED-RISK
                                             AGGRESSIVE GROWTH      MID CAP VALUE        INTERNATIONAL         ALLOCATION
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $        84,280,451  $        15,942,036  $        59,096,443  $        15,907,365
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           84,280,451           15,942,036           59,096,443           15,907,365
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  149                  110                   78                   85
   Due to MetLife Insurance
     Company USA..........................                    1                    7                    3                    5
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                  150                  117                   81                   90
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        84,280,301  $        15,941,919  $        59,096,362  $        15,907,275
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        84,207,519  $        15,930,577  $        59,055,580  $        15,907,275
   Net assets from contracts in payout....               72,782               11,342               40,782                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        84,280,301  $        15,941,919  $        59,096,362  $        15,907,275
                                            ===================  ===================  ===================  ===================


                                               MIST INVESCO          MIST INVESCO
                                                 COMSTOCK            MID CAP VALUE
                                                SUB-ACCOUNT           SUB-ACCOUNT
                                            -------------------  -------------------
ASSETS:
   Investments at fair value..............  $       114,185,491  $       167,288,616
   Due from MetLife Insurance
     Company USA..........................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................          114,185,491          167,288,616
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  135                  173
   Due to MetLife Insurance
     Company USA..........................                    1                    4
                                            -------------------  -------------------
       Total Liabilities..................                  136                  177
                                            -------------------  -------------------

NET ASSETS................................  $       114,185,355  $       167,288,439
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       113,436,331  $       166,289,258
   Net assets from contracts in payout....              749,024              999,181
                                            -------------------  -------------------
       Total Net Assets...................  $       114,185,355  $       167,288,439
                                            ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                         MIST JPMORGAN
                                                MIST INVESCO        MIST JPMORGAN        GLOBAL ACTIVE        MIST JPMORGAN
                                              SMALL CAP GROWTH        CORE BOND           ALLOCATION         SMALL CAP VALUE
                                                 SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $        47,404,698  $        12,983,442  $        14,777,348  $         9,191,846
   Due from MetLife Insurance
     Company USA..........................                    2                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................           47,404,700           12,983,442           14,777,348            9,191,846
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  115                   93                   94                   92
   Due to MetLife Insurance
     Company USA..........................                   --                    5                    1                    7
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                  115                   98                   95                   99
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $        47,404,585  $        12,983,344  $        14,777,253  $         9,191,747
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        47,348,263  $        12,983,344  $        14,777,253  $         9,188,085
   Net assets from contracts in payout....               56,322                   --                   --                3,662
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $        47,404,585  $        12,983,344  $        14,777,253  $         9,191,747
                                            ===================  ===================  ===================  ===================

                                                                  MIST MET/ABERDEEN                          MIST MET/FRANKLIN
                                             MIST LOOMIS SAYLES   EMERGING MARKETS       MIST MET/EATON     LOW DURATION TOTAL
                                               GLOBAL MARKETS          EQUITY          VANCE FLOATING RATE        RETURN
                                                 SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..............  $        11,273,488  $        38,793,872  $         3,446,456   $        30,301,086
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   --                    --
                                            -------------------  -------------------  --------------------  -------------------
       Total Assets.......................           11,273,488           38,793,872            3,446,456            30,301,086
                                            -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   81                  139                   93                   112
   Due to MetLife Insurance
     Company USA..........................                    1                    2                    5                     3
                                            -------------------  -------------------  --------------------  -------------------
       Total Liabilities..................                   82                  141                   98                   115
                                            -------------------  -------------------  --------------------  -------------------

NET ASSETS................................  $        11,273,406  $        38,793,731  $         3,446,358   $        30,300,971
                                            ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        11,273,406  $        38,655,934  $         3,446,358   $        30,300,971
   Net assets from contracts in payout....                   --              137,797                   --                    --
                                            -------------------  -------------------  --------------------  -------------------
       Total Net Assets...................  $        11,273,406  $        38,793,731  $         3,446,358   $        30,300,971
                                            ===================  ===================  ====================  ===================


                                            MIST MET/TEMPLETON   MIST MET/WELLINGTON
                                            INTERNATIONAL BOND   LARGE CAP RESEARCH
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------
ASSETS:
   Investments at fair value..............  $         4,730,923  $        7,818,410
   Due from MetLife Insurance
     Company USA..........................                   --                  --
                                            -------------------  -------------------
       Total Assets.......................            4,730,923           7,818,410
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   55                  54
   Due to MetLife Insurance
     Company USA..........................                    2                   1
                                            -------------------  -------------------
       Total Liabilities..................                   57                  55
                                            -------------------  -------------------

NET ASSETS................................  $         4,730,866  $        7,818,355
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         4,730,866  $        7,818,355
   Net assets from contracts in payout....                   --                  --
                                            -------------------  -------------------
       Total Net Assets...................  $         4,730,866  $        7,818,355
                                            ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                           MIST METLIFE
                                                MIST METLIFE          MIST METLIFE          MULTI-INDEX        MIST METLIFE
                                            ASSET ALLOCATION 100      BALANCED PLUS        TARGETED RISK      SMALL CAP VALUE
                                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                            --------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $       154,829,253   $       124,545,307  $         5,881,802  $        48,205,905
   Due from MetLife Insurance
     Company USA..........................                   --                    --                   --                   --
                                            --------------------  -------------------  -------------------  -------------------
       Total Assets.......................          154,829,253           124,545,307            5,881,802           48,205,905
                                            --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   61                   112                   74                  139
   Due to MetLife Insurance
     Company USA..........................                    4                     1                    2                    7
                                            --------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   65                   113                   76                  146
                                            --------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $       154,829,188   $       124,545,194  $         5,881,726  $        48,205,759
                                            ====================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       154,823,046   $       124,498,109  $         5,881,726  $        48,156,030
   Net assets from contracts in payout....                6,142                47,085                   --               49,729
                                            --------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $       154,829,188   $       124,545,194  $         5,881,726  $        48,205,759
                                            ====================  ===================  ===================  ===================

                                                                                                              MIST PANAGORA
                                             MIST MFS RESEARCH   MIST MORGAN STANLEY   MIST OPPENHEIMER    GLOBAL DIVERSIFIED
                                               INTERNATIONAL       MID CAP GROWTH        GLOBAL EQUITY            RISK
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  ------------------  -------------------
ASSETS:
   Investments at fair value..............  $        98,662,233  $        48,634,492  $       41,464,969  $         1,083,342
   Due from MetLife Insurance
     Company USA..........................                   --                   --                  --                   --
                                            -------------------  -------------------  ------------------  -------------------
       Total Assets.......................           98,662,233           48,634,492          41,464,969            1,083,342
                                            -------------------  -------------------  ------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  236                  119                 127                   48
   Due to MetLife Insurance
     Company USA..........................                    2                    3                   3                    2
                                            -------------------  -------------------  ------------------  -------------------
       Total Liabilities..................                  238                  122                 130                   50
                                            -------------------  -------------------  ------------------  -------------------

NET ASSETS................................  $        98,661,995  $        48,634,370  $       41,464,839  $         1,083,292
                                            ===================  ===================  ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        98,360,678  $        48,514,473  $       41,396,324  $         1,083,292
   Net assets from contracts in payout....              301,317              119,897              68,515                   --
                                            -------------------  -------------------  ------------------  -------------------
       Total Net Assets...................  $        98,661,995  $        48,634,370  $       41,464,839  $         1,083,292
                                            ===================  ===================  ==================  ===================

                                                 MIST PIMCO
                                             INFLATION PROTECTED       MIST PIMCO
                                                    BOND              TOTAL RETURN
                                                 SUB-ACCOUNT           SUB-ACCOUNT
                                            --------------------  -------------------
ASSETS:
   Investments at fair value..............  $        80,538,643   $       382,284,560
   Due from MetLife Insurance
     Company USA..........................                   --                    --
                                            --------------------  -------------------
       Total Assets.......................           80,538,643           382,284,560
                                            --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  148                   148
   Due to MetLife Insurance
     Company USA..........................                    4                     4
                                            --------------------  -------------------
       Total Liabilities..................                  152                   152
                                            --------------------  -------------------

NET ASSETS................................  $        80,538,491   $       382,284,408
                                            ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        80,483,814   $       381,598,678
   Net assets from contracts in payout....               54,677               685,730
                                            --------------------  -------------------
       Total Net Assets...................  $        80,538,491   $       382,284,408
                                            ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                        MIST SCHRODERS
                                               MIST PYRAMIS         MIST PYRAMIS            GLOBAL         MIST SSGA GROWTH
                                             GOVERNMENT INCOME      MANAGED RISK          MULTI-ASSET       AND INCOME ETF
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                            -------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $         5,762,997  $        7,288,827  $         7,548,658  $       136,702,603
   Due from MetLife Insurance
     Company USA..........................                   --                  --                   --                   --
                                            -------------------  ------------------  -------------------  -------------------
       Total Assets.......................            5,762,997           7,288,827            7,548,658          136,702,603
                                            -------------------  ------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   95                  53                   84                   78
   Due to MetLife Insurance
     Company USA..........................                    3                   3                    4                    1
                                            -------------------  ------------------  -------------------  -------------------
       Total Liabilities..................                   98                  56                   88                   79
                                            -------------------  ------------------  -------------------  -------------------

NET ASSETS................................  $         5,762,899  $        7,288,771  $         7,548,570  $       136,702,524
                                            ===================  ==================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         5,762,899  $        7,288,771  $         7,548,570  $       136,702,524
   Net assets from contracts in payout....                   --                  --                   --                   --
                                            -------------------  ------------------  -------------------  -------------------
       Total Net Assets...................  $         5,762,899  $        7,288,771  $         7,548,570  $       136,702,524
                                            ===================  ==================  ===================  ===================


                                                  MIST SSGA      MIST T. ROWE PRICE   MIST T. ROWE PRICE   MSF BAILLIE GIFFORD
                                                 GROWTH ETF        LARGE CAP VALUE      MID CAP GROWTH     INTERNATIONAL STOCK
                                                 SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  ------------------  --------------------
ASSETS:
   Investments at fair value..............  $        45,313,810  $       544,732,333  $       71,915,817  $        14,917,202
   Due from MetLife Insurance
     Company USA..........................                   --                   --                  --                   --
                                            -------------------  -------------------  ------------------  --------------------
       Total Assets.......................           45,313,810          544,732,333          71,915,817           14,917,202
                                            -------------------  -------------------  ------------------  --------------------
LIABILITIES:
   Accrued fees...........................                   96                  149                 132                  104
   Due to MetLife Insurance
     Company USA..........................                    6                    4                   2                    4
                                            -------------------  -------------------  ------------------  --------------------
       Total Liabilities..................                  102                  153                 134                  108
                                            -------------------  -------------------  ------------------  --------------------

NET ASSETS................................  $        45,313,708  $       544,732,180  $       71,915,683  $        14,917,094
                                            ===================  ===================  ==================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        45,313,708  $       539,829,531  $       71,878,905  $        14,917,094
   Net assets from contracts in payout....                   --            4,902,649              36,778                   --
                                            -------------------  -------------------  ------------------  --------------------
       Total Net Assets...................  $        45,313,708  $       544,732,180  $       71,915,683  $        14,917,094
                                            ===================  ===================  ==================  ====================


                                                MSF BARCLAYS         MSF BLACKROCK
                                            AGGREGATE BOND INDEX      BOND INCOME
                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                            --------------------  -------------------
ASSETS:
   Investments at fair value..............  $         6,014,042   $        93,361,612
   Due from MetLife Insurance
     Company USA..........................                   --                    --
                                            --------------------  -------------------
       Total Assets.......................            6,014,042            93,361,612
                                            --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   87                   125
   Due to MetLife Insurance
     Company USA..........................                    6                     2
                                            --------------------  -------------------
       Total Liabilities..................                   93                   127
                                            --------------------  -------------------

NET ASSETS................................  $         6,013,949   $        93,361,485
                                            ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         6,013,949   $        93,308,730
   Net assets from contracts in payout....                   --                52,755
                                            --------------------  -------------------
       Total Net Assets...................  $         6,013,949   $        93,361,485
                                            ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                     MSF BLACKROCK
                                                MSF BLACKROCK      ULTRA-SHORT TERM       MSF FRONTIER         MSF JENNISON
                                            CAPITAL APPRECIATION         BOND            MID CAP GROWTH           GROWTH
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            --------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............   $         9,658,480  $        66,180,779  $         7,999,294  $       114,787,744
   Due from MetLife Insurance
     Company USA..........................                    --                   --                    2                   --
                                            --------------------  -------------------  -------------------  -------------------
       Total Assets.......................             9,658,480           66,180,779            7,999,296          114,787,744
                                            --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                    73                  117                  152                  169
   Due to MetLife Insurance
     Company USA..........................                     7                    3                   --                   --
                                            --------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                    80                  120                  152                  169
                                            --------------------  -------------------  -------------------  -------------------

NET ASSETS................................   $         9,658,400  $        66,180,659  $         7,999,144  $       114,787,575
                                            ====================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....   $         9,651,641  $        65,460,708  $         7,986,865  $       114,526,369
   Net assets from contracts in payout....                 6,759              719,951               12,279              261,206
                                            --------------------  -------------------  -------------------  -------------------
       Total Net Assets...................   $         9,658,400  $        66,180,659  $         7,999,144  $       114,787,575
                                            ====================  ===================  ===================  ===================

                                                                                       MSF MET/DIMENSIONAL   MSF MET/WELLINGTON
                                             MSF LOOMIS SAYLES     MSF MET/ARTISAN     INTERNATIONAL SMALL       CORE EQUITY
                                             SMALL CAP GROWTH       MID CAP VALUE            COMPANY            OPPORTUNITIES
                                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                            -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..............  $        14,417,275  $        35,206,082  $         4,598,310   $       254,395,932
   Due from MetLife Insurance
     Company USA..........................                   --                    1                   --                    --
                                            -------------------  -------------------  --------------------  -------------------
       Total Assets.......................           14,417,275           35,206,083            4,598,310           254,395,932
                                            -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   89                  114                  142                   379
   Due to MetLife Insurance
     Company USA..........................                    3                   --                    6                    19
                                            -------------------  -------------------  --------------------  -------------------
       Total Liabilities..................                   92                  114                  148                   398
                                            -------------------  -------------------  --------------------  -------------------

NET ASSETS................................  $        14,417,183  $        35,205,969  $         4,598,162   $       254,395,534
                                            ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        14,407,901  $        35,157,722  $         4,598,162   $       253,381,666
   Net assets from contracts in payout....                9,282               48,247                   --             1,013,868
                                            -------------------  -------------------  --------------------  -------------------
       Total Net Assets...................  $        14,417,183  $        35,205,969  $         4,598,162   $       254,395,534
                                            ===================  ===================  ====================  ===================


                                                 MSF METLIFE           MSF METLIFE
                                             ASSET ALLOCATION 20   ASSET ALLOCATION 40
                                                 SUB-ACCOUNT           SUB-ACCOUNT
                                            --------------------  --------------------
ASSETS:
   Investments at fair value..............  $        13,944,050   $     1,052,085,148
   Due from MetLife Insurance
     Company USA..........................                   --                    --
                                            --------------------  --------------------
       Total Assets.......................           13,944,050         1,052,085,148
                                            --------------------  --------------------
LIABILITIES:
   Accrued fees...........................                   53                    69
   Due to MetLife Insurance
     Company USA..........................                    1                     2
                                            --------------------  --------------------
       Total Liabilities..................                   54                    71
                                            --------------------  --------------------

NET ASSETS................................  $        13,943,996   $     1,052,085,077
                                            ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        13,943,996   $     1,051,935,347
   Net assets from contracts in payout....                   --               149,730
                                            --------------------  --------------------
       Total Net Assets...................  $        13,943,996   $     1,052,085,077
                                            ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                MSF METLIFE          MSF METLIFE          MSF METLIFE           MSF METLIFE
                                            ASSET ALLOCATION 60  ASSET ALLOCATION 80  MID CAP STOCK INDEX       STOCK INDEX
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $     2,346,890,828  $     1,542,949,234  $        5,972,514   $        48,567,377
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   1                    --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................        2,346,890,828        1,542,949,234           5,972,515            48,567,377
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   62                   60                  66                    56
   Due to MetLife Insurance
     Company USA..........................                    2                    2                  --                     2
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   64                   62                  66                    58
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $     2,346,890,764  $     1,542,949,172  $        5,972,449   $        48,567,319
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $     2,346,302,339  $     1,542,105,517  $        5,972,449   $        48,567,319
   Net assets from contracts in payout....              588,425              843,655                  --                    --
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $     2,346,890,764  $     1,542,949,172  $        5,972,449   $        48,567,319
                                            ===================  ===================  ===================  ===================

                                                  MSF MFS                                  MSF MSCI          MSF NEUBERGER
                                               TOTAL RETURN         MSF MFS VALUE         EAFE INDEX        BERMAN GENESIS
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                            ------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $       88,274,403  $       178,751,580  $         2,494,082  $        42,776,849
   Due from MetLife Insurance
     Company USA..........................                  --                   --                   --                   --
                                            ------------------  -------------------  -------------------  -------------------
       Total Assets.......................          88,274,403          178,751,580            2,494,082           42,776,849
                                            ------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                 104                  154                   60                  163
   Due to MetLife Insurance
     Company USA..........................                   3                    2                    3                    5
                                            ------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                 107                  156                   63                  168
                                            ------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $       88,274,296  $       178,751,424  $         2,494,019  $        42,776,681
                                            ==================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       88,089,620  $       178,675,328  $         2,494,019  $        42,694,427
   Net assets from contracts in payout....             184,676               76,096                   --               82,254
                                            ------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $       88,274,296  $       178,751,424  $         2,494,019  $        42,776,681
                                            ==================  ===================  ===================  ===================

                                             MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                   INDEX          LARGE CAP GROWTH
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            ------------------  -------------------
ASSETS:
   Investments at fair value..............  $        5,271,044  $        59,328,323
   Due from MetLife Insurance
     Company USA..........................                  --                   --
                                            ------------------  -------------------
       Total Assets.......................           5,271,044           59,328,323
                                            ------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  82                  137
   Due to MetLife Insurance
     Company USA..........................                   1                    3
                                            ------------------  -------------------
       Total Liabilities..................                  83                  140
                                            ------------------  -------------------

NET ASSETS................................  $        5,270,961  $        59,328,183
                                            ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        5,270,961  $        59,115,154
   Net assets from contracts in payout....                  --              213,029
                                            ------------------  -------------------
       Total Net Assets...................  $        5,270,961  $        59,328,183
                                            ==================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                        MSF WESTERN ASSET     MSF WESTERN ASSET
                                              MSF T. ROWE PRICE   MSF VAN ECK GLOBAL  MANAGEMENT STRATEGIC       MANAGEMENT
                                              SMALL CAP GROWTH     NATURAL RESOURCES   BOND OPPORTUNITIES      U.S. GOVERNMENT
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                            -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..............  $        13,280,028  $         3,944,539  $       196,877,775   $         4,704,728
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   55                    --
                                            -------------------  -------------------  --------------------  -------------------
       Total Assets.......................           13,280,028            3,944,539          196,877,830             4,704,728
                                            -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  104                   50                  343                    93
   Due to MetLife Insurance
     Company USA..........................                    3                   --                   --                     4
                                            -------------------  -------------------  --------------------  -------------------
       Total Liabilities..................                  107                   50                  343                    97
                                            -------------------  -------------------  --------------------  -------------------

NET ASSETS................................  $        13,279,921  $         3,944,489  $       196,877,487   $         4,704,631
                                            ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        13,277,160  $         3,944,489  $       195,815,659   $         4,677,056
   Net assets from contracts in payout....                2,761                   --            1,061,828                27,575
                                            -------------------  -------------------  --------------------  -------------------
       Total Net Assets...................  $        13,279,921  $         3,944,489  $       196,877,487   $         4,704,631
                                            ===================  ===================  ====================  ===================


                                                 PIMCO VIT            PIMCO VIT            PUTNAM VT            PUTNAM VT
                                                HIGH YIELD          LOW DURATION         EQUITY INCOME      MULTI-CAP GROWTH
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $         5,415,632  $         8,295,625  $        20,896,170  $         1,920,570
   Due from MetLife Insurance
     Company USA..........................                   --                   --                   --                   --
                                            -------------------  -------------------  -------------------  -------------------
       Total Assets.......................            5,415,632            8,295,625           20,896,170            1,920,570
                                            -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   51                   47                  111                   33
   Due to MetLife Insurance
     Company USA..........................                    1                    1                    5                    3
                                            -------------------  -------------------  -------------------  -------------------
       Total Liabilities..................                   52                   48                  116                   36
                                            -------------------  -------------------  -------------------  -------------------

NET ASSETS................................  $         5,415,580  $         8,295,577  $        20,896,054  $         1,920,534
                                            ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         5,410,177  $         8,295,577  $        20,825,732  $         1,884,209
   Net assets from contracts in payout....                5,403                   --               70,322               36,325
                                            -------------------  -------------------  -------------------  -------------------
       Total Net Assets...................  $         5,415,580  $         8,295,577  $        20,896,054  $         1,920,534
                                            ===================  ===================  ===================  ===================


                                            RUSSELL AGGRESSIVE
                                                  EQUITY          RUSSELL CORE BOND
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------  -------------------
ASSETS:
   Investments at fair value..............  $         1,316,194  $         5,317,699
   Due from MetLife Insurance
     Company USA..........................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................            1,316,194            5,317,699
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                   10                   15
   Due to MetLife Insurance
     Company USA..........................                   --                   --
                                            -------------------  -------------------
       Total Liabilities..................                   10                   15
                                            -------------------  -------------------

NET ASSETS................................  $         1,316,184  $         5,317,684
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $         1,314,528  $         5,315,032
   Net assets from contracts in payout....                1,656                2,652
                                            -------------------  -------------------
       Total Net Assets...................  $         1,316,184  $         5,317,684
                                            ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2016


                                                                 RUSSELL GLOBAL REAL     RUSSELL MULTI-STYLE
                                                                  ESTATE SECURITIES            EQUITY             RUSSELL NON-U.S.
                                                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
                                                                --------------------    --------------------    --------------------
ASSETS:
   Investments at fair value.................................   $            542,717    $          7,061,260    $          2,506,311
   Due from MetLife Insurance
     Company USA.............................................                      1                      --                       1
                                                                --------------------    --------------------    --------------------
        Total Assets.........................................                542,718               7,061,260               2,506,312
                                                                --------------------    --------------------    --------------------
LIABILITIES:
   Accrued fees..............................................                      2                       7                       3
   Due to MetLife Insurance
     Company USA.............................................                     --                      --                      --
                                                                --------------------    --------------------    --------------------
        Total Liabilities....................................                      2                       7                       3
                                                                --------------------    --------------------    --------------------

NET ASSETS...................................................   $            542,716    $          7,061,253    $          2,506,309
                                                                ====================    ====================    ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units........................   $            542,111    $          7,031,281    $          2,505,592
   Net assets from contracts in payout.......................                    605                  29,972                     717
                                                                --------------------    --------------------    --------------------
        Total Net Assets.....................................   $            542,716    $          7,061,253    $          2,506,309
                                                                ====================    ====================    ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                                       AMERICAN FUNDS                                DEUTSCHE II
                                                 AMERICAN FUNDS         GLOBAL SMALL         AMERICAN FUNDS         GOVERNMENT &
                                                  GLOBAL GROWTH        CAPITALIZATION            GROWTH           AGENCY SECURITIES
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            953,822  $             62,699  $            986,370  $             10,459
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               653,259               162,160               823,430                 4,198
      Administrative charges................               261,318                63,354               322,528                   690
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................               914,577               225,514             1,145,958                 4,888
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                39,245             (162,815)             (159,588)                 5,571
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             8,952,032             4,752,347            11,677,593                    --
      Realized gains (losses) on sale of
        investments.........................             1,411,271               296,476             3,284,753               (3,750)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            10,363,303             5,048,823            14,962,346               (3,750)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................          (10,480,736)           (4,514,055)           (3,973,594)               (2,231)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             (117,433)               534,768            10,988,752               (5,981)
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (78,188)  $            371,953  $         10,829,164  $              (410)
                                              ====================  ====================  ====================  ====================


                                                                        FIDELITY VIP
                                                  FIDELITY VIP             GROWTH           FTVIPT TEMPLETON
                                                  EQUITY-INCOME         OPPORTUNITIES          FOREIGN VIP
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            120,226  $                386  $            400,332
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                67,048                 1,442               244,290
      Administrative charges................                12,524                   172                45,799
                                              --------------------  --------------------  --------------------
        Total expenses......................                79,572                 1,614               290,089
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....                40,654               (1,228)               110,243
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               335,961                 2,270               348,235
      Realized gains (losses) on sale of
        investments.........................              (36,114)                 1,841             (199,458)
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......               299,847                 4,111               148,777
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               465,762               (4,452)               857,134
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               765,609                 (341)             1,005,911
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            806,263  $            (1,569)  $          1,116,154
                                              ====================  ====================  ====================

                                                                                                   MIST
                                                                              MIST            ALLIANZ GLOBAL
                                                  INVESCO V.I.          AB GLOBAL DYNAMIC    INVESTORS DYNAMIC
                                              INTERNATIONAL GROWTH         ALLOCATION        MULTI-ASSET PLUS
                                                   SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT
                                              ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             63,293   $            486,154  $                157
                                              ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                63,061                220,412                 4,038
      Administrative charges................                11,595                 76,784                   820
                                              ---------------------  --------------------  --------------------
        Total expenses......................                74,656                297,196                 4,858
                                              ---------------------  --------------------  --------------------
           Net investment income (loss).....              (11,363)                188,958               (4,701)
                                              ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                313,299                    --
      Realized gains (losses) on sale of
        investments.........................               115,059                197,988               (1,302)
                                              ---------------------  --------------------  --------------------
           Net realized gains (losses)......               115,059                511,287               (1,302)
                                              ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (229,401)                117,940                 6,342
                                              ---------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             (114,342)                629,227                 5,040
                                              ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (125,705)   $            818,185  $                339
                                              =====================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                MIST AMERICAN         MIST AMERICAN                             MIST AMERICAN
                                               FUNDS BALANCED         FUNDS GROWTH        MIST AMERICAN        FUNDS MODERATE
                                                 ALLOCATION            ALLOCATION         FUNDS GROWTH           ALLOCATION
                                                 SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         3,614,257  $         3,104,487  $            86,356  $         2,044,980
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................            3,016,934            3,201,140              392,122            1,423,218
      Administrative charges...............              558,996              599,384               73,334              267,548
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................            3,575,930            3,800,524              465,456            1,690,766
                                             -------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....               38,327            (696,037)            (379,100)              354,214
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           18,811,553           24,175,890            7,395,445            6,946,606
      Realized gains (losses) on sale of
        investments........................            1,653,148            1,320,324              489,536              791,802
                                             -------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....           20,464,701           25,496,214            7,884,981            7,738,408
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (7,282,223)          (8,246,439)          (5,507,746)          (2,496,371)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................           13,182,478           17,249,775            2,377,235            5,242,037
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        13,220,805  $        16,553,738  $         1,998,135  $         5,596,251
                                             ===================  ===================  ===================  ===================

                                                                     MIST BLACKROCK
                                                MIST AQR GLOBAL      GLOBAL TACTICAL       MIST BLACKROCK     MIST CLARION GLOBAL
                                                 RISK BALANCED         STRATEGIES            HIGH YIELD           REAL ESTATE
                                                  SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 --  $           854,073  $            918,960  $           679,372
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               115,892              498,322               164,237              406,253
      Administrative charges...............                25,306              146,716                35,109               78,215
                                             --------------------  -------------------  --------------------  --------------------
        Total expenses.....................               141,198              645,038               199,346              484,468
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....             (141,198)              209,035               719,614              194,904
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --            4,815,397                    --                   --
      Realized gains (losses) on sale of
        investments........................             (409,508)            (286,930)             (334,969)               13,813
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....             (409,508)            4,528,467             (334,969)               13,813
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             1,275,220          (2,846,874)             1,244,950            (311,259)
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................               865,712            1,681,593               909,981            (297,446)
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            724,514  $         1,890,628  $          1,629,595  $         (102,542)
                                             ====================  ===================  ====================  ====================


                                               MIST CLEARBRIDGE    MIST GOLDMAN SACHS
                                               AGGRESSIVE GROWTH      MID CAP VALUE
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            353,566  $           125,674
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................             1,105,450              220,806
      Administrative charges...............               204,643               37,487
                                             --------------------  -------------------
        Total expenses.....................             1,310,093              258,293
                                             --------------------  -------------------
           Net investment income (loss)....             (956,527)            (132,619)
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --            1,173,396
      Realized gains (losses) on sale of
        investments........................             5,404,144            (376,038)
                                             --------------------  -------------------
           Net realized gains (losses).....             5,404,144              797,358
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................           (4,126,904)              957,808
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             1,277,240            1,755,166
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            320,713  $         1,622,547
                                             ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                  MIST HARRIS        MIST INVESCO
                                                    OAKMARK          BALANCED-RISK        MIST INVESCO          MIST INVESCO
                                                 INTERNATIONAL        ALLOCATION            COMSTOCK            MID CAP VALUE
                                                  SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,209,254  $            21,940  $         2,709,458  $         1,054,722
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              841,217              163,675              866,379            1,536,796
      Administrative charges...............              141,719               36,742              264,331              373,518
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              982,936              200,417            1,130,710            1,910,314
                                             -------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....              226,318            (178,477)            1,578,748            (855,592)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            3,850,871                   --            8,295,344            7,632,596
      Realized gains (losses) on sale of
        investments........................          (1,402,069)            (312,382)            3,123,826            (760,936)
                                             -------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....            2,448,802            (312,382)           11,419,170            6,871,660
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              776,807            1,854,110            3,361,659           15,469,494
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            3,225,609            1,541,728           14,780,829           22,341,154
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         3,451,927  $         1,363,251  $        16,359,577  $        21,485,562
                                             ===================  ===================  ===================  ===================

                                                                                           MIST JPMORGAN
                                                 MIST INVESCO         MIST JPMORGAN        GLOBAL ACTIVE         MIST JPMORGAN
                                               SMALL CAP GROWTH         CORE BOND           ALLOCATION          SMALL CAP VALUE
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                --  $            355,006  $           314,160  $           128,878
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              629,471               174,991              136,619               51,899
      Administrative charges...............              112,494                32,852               37,067               20,060
                                             -------------------  --------------------  -------------------  -------------------
        Total expenses.....................              741,965               207,843              173,686               71,959
                                             -------------------  --------------------  -------------------  -------------------
           Net investment income (loss)....            (741,965)               147,163              140,474               56,919
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            8,600,120                    --              251,858              534,206
      Realized gains (losses) on sale of
        investments........................            (737,960)               (6,627)                6,738              168,008
                                             -------------------  --------------------  -------------------  -------------------
           Net realized gains (losses).....            7,862,160               (6,627)              258,596              702,214
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,885,223)              (64,465)            (138,659)            1,418,567
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            4,976,937              (71,092)              119,937            2,120,781
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         4,234,972  $             76,071  $           260,411  $         2,177,700
                                             ===================  ====================  ===================  ===================

                                                                    MIST MET/ABERDEEN
                                             MIST LOOMIS SAYLES     EMERGING MARKETS
                                               GLOBAL MARKETS            EQUITY
                                                 SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           220,308  $           399,205
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              174,190              432,744
      Administrative charges...............               31,155               98,101
                                             -------------------  -------------------
        Total expenses.....................              205,345              530,845
                                             -------------------  -------------------
           Net investment income (loss)....               14,963            (131,640)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              421,458                   --
      Realized gains (losses) on sale of
        investments........................              511,371            (941,011)
                                             -------------------  -------------------
           Net realized gains (losses).....              932,829            (941,011)
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (527,820)            5,152,242
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              405,009            4,211,231
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           419,972  $         4,079,591
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                                     MIST MET/FRANKLIN
                                                 MIST MET/EATON     LOW DURATION TOTAL    MIST MET/TEMPLETON    MIST MET/WELLINGTON
                                               VANCE FLOATING RATE        RETURN          INTERNATIONAL BOND    LARGE CAP RESEARCH
                                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $           129,085   $           900,927  $                 --  $            166,685
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               48,155               264,820                31,378                47,749
      Administrative charges................                8,071                76,311                11,563                18,823
                                              --------------------  -------------------  --------------------  --------------------
        Total expenses......................               56,226               341,131                42,941                66,572
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....               72,859               559,796              (42,941)               100,113
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                    --                12,131               509,891
      Realized gains (losses) on sale of
        investments.........................             (42,877)             (180,455)              (93,138)               250,160
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......             (42,877)             (180,455)              (81,007)               760,051
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              195,447               212,032               124,031             (314,997)
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................              152,570                31,577                43,024               445,054
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           225,429   $           591,373  $                 83  $            545,167
                                              ====================  ===================  ====================  ====================

                                                                                             MIST METLIFE
                                                  MIST METLIFE          MIST METLIFE          MULTI-INDEX         MIST METLIFE
                                              ASSET ALLOCATION 100      BALANCED PLUS        TARGETED RISK       SMALL CAP VALUE
                                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                              --------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $          3,484,944  $          3,489,057  $            72,216  $           462,275
                                              --------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,964,513               906,631               64,230              613,707
      Administrative charges................               383,162               306,412               14,985              106,827
                                              --------------------  --------------------  -------------------  -------------------
        Total expenses......................             2,347,675             1,213,043               79,215              720,534
                                              --------------------  --------------------  -------------------  -------------------
           Net investment income (loss).....             1,137,269             2,276,014              (6,999)            (258,259)
                                              --------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            19,881,121             1,350,603                   --            1,174,329
      Realized gains (losses) on sale of
        investments.........................             4,234,723              (30,144)             (53,916)            (550,834)
                                              --------------------  --------------------  -------------------  -------------------
           Net realized gains (losses)......            24,115,844             1,320,459             (53,916)              623,495
                                              --------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................          (15,017,960)             4,951,947              218,080           10,915,965
                                              --------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             9,097,884             6,272,406              164,164           11,539,460
                                              --------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         10,235,153  $          8,548,420  $           157,165  $        11,281,201
                                              ====================  ====================  ===================  ===================


                                                MIST MFS RESEARCH    MIST MORGAN STANLEY
                                                  INTERNATIONAL        MID CAP GROWTH
                                                   SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $          2,070,415  $                --
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,110,764              424,923
      Administrative charges................               233,805              123,802
                                              --------------------  --------------------
        Total expenses......................             1,344,569              548,725
                                              --------------------  --------------------
           Net investment income (loss).....               725,846            (548,725)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                   --
      Realized gains (losses) on sale of
        investments.........................           (1,058,907)            1,645,047
                                              --------------------  --------------------
           Net realized gains (losses)......           (1,058,907)            1,645,047
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           (1,946,878)          (6,198,905)
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................           (3,005,785)          (4,553,858)
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        (2,279,939)  $       (5,102,583)
                                              ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                                     MIST PANAGORA         MIST PIMCO
                                              MIST OPPENHEIMER    GLOBAL DIVERSIFIED   INFLATION PROTECTED      MIST PIMCO
                                                GLOBAL EQUITY            RISK                 BOND             TOTAL RETURN
                                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           379,753  $            17,838  $                --  $        10,185,878
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              286,977                4,599              833,619            3,702,975
      Administrative charges...............              100,737                  917              205,300              966,665
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              387,714                5,516            1,038,919            4,669,640
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              (7,961)               12,322          (1,038,919)            5,516,238
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,067,369               19,662                   --                   --
      Realized gains (losses) on sale of
        investments........................              413,326              (1,473)          (1,220,952)          (1,353,571)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            2,480,695               18,189          (1,220,952)          (1,353,571)
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,787,295)             (43,456)            5,221,571            1,626,322
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            (306,600)             (25,267)            4,000,619              272,751
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (314,561)  $          (12,945)  $         2,961,700  $         5,788,989
                                             ===================  ===================  ===================  ===================

                                                                                          MIST SCHRODERS
                                                 MIST PYRAMIS         MIST PYRAMIS            GLOBAL          MIST SSGA GROWTH
                                               GOVERNMENT INCOME      MANAGED RISK          MULTI-ASSET        AND INCOME ETF
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           127,303  $            57,341  $           110,901  $         3,306,276
                                             -------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               51,555               92,111               84,043            1,287,087
      Administrative charges...............               15,877               19,235               19,477              349,263
                                             -------------------  -------------------  -------------------  --------------------
        Total expenses.....................               67,432              111,346              103,520            1,636,350
                                             -------------------  -------------------  -------------------  --------------------
          Net investment income (loss).....               59,871             (54,005)                7,381            1,669,926
                                             -------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --               19,344              108,163            8,022,582
      Realized gains (losses) on sale of
        investments........................             (22,233)               16,673               73,722               67,659
                                             -------------------  -------------------  -------------------  --------------------
          Net realized gains (losses)......             (22,233)               36,017              181,885            8,090,241
                                             -------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (73,567)              256,651              136,784          (3,522,186)
                                             -------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             (95,800)              292,668              318,669            4,568,055
                                             -------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (35,929)  $           238,663  $           326,050  $         6,237,981
                                             ===================  ===================  ===================  ====================


                                                   MIST SSGA       MIST T. ROWE PRICE
                                                  GROWTH ETF         LARGE CAP VALUE
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           989,764  $        15,108,546
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              549,340            5,903,594
      Administrative charges...............              114,120            1,133,701
                                             -------------------  -------------------
        Total expenses.....................              663,460            7,037,295
                                             -------------------  -------------------
          Net investment income (loss).....              326,304            8,071,251
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,969,292           60,904,736
      Realized gains (losses) on sale of
        investments........................               36,733           18,723,783
                                             -------------------  -------------------
          Net realized gains (losses)......            3,006,025           79,628,519
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (933,865)         (15,812,522)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            2,072,160           63,815,997
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         2,398,464  $        71,887,248
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                              MIST T. ROWE PRICE   MSF BAILLIE GIFFORD      MSF BARCLAYS         MSF BLACKROCK
                                                MID CAP GROWTH     INTERNATIONAL STOCK  AGGREGATE BOND INDEX      BOND INCOME
                                                  SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                             --------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                 --  $           215,891  $            157,305  $         2,873,737
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               956,253              199,283                64,198              698,262
      Administrative charges...............               176,478               38,359                15,013              230,608
                                             --------------------  -------------------  --------------------  -------------------
        Total expenses.....................             1,132,731              237,642                79,211              928,870
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....           (1,132,731)             (21,751)                78,094            1,944,867
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            10,844,279                   --                    --                   --
      Realized gains (losses) on sale of
        investments........................             1,239,147               13,941                 2,409               31,016
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....            12,083,426               13,941                 2,409               31,016
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................           (7,957,822)              574,630              (56,576)            (310,057)
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             4,125,604              588,571              (54,167)            (279,041)
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          2,992,873  $           566,820  $             23,927  $         1,665,826
                                             ====================  ===================  ====================  ===================

                                                                       MSF BLACKROCK
                                                 MSF BLACKROCK       ULTRA-SHORT TERM       MSF FRONTIER          MSF JENNISON
                                             CAPITAL APPRECIATION          BOND            MID CAP GROWTH            GROWTH
                                                  SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                             --------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................   $                --  $              3,221  $                --  $             50,252
                                             --------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................                98,829               995,611              116,650             1,501,590
      Administrative charges...............                21,974               183,951               20,192               282,252
                                             --------------------  --------------------  -------------------  --------------------
        Total expenses.....................               120,803             1,179,562              136,842             1,783,842
                                             --------------------  --------------------  -------------------  --------------------
           Net investment income (loss)....             (120,803)           (1,176,341)            (136,842)           (1,733,590)
                                             --------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               890,904                 1,569            1,026,544            15,456,420
      Realized gains (losses) on sale of
        investments........................               354,751                 8,413             (23,825)             1,402,770
                                             --------------------  --------------------  -------------------  --------------------
           Net realized gains (losses).....             1,245,655                 9,982            1,002,719            16,859,190
                                             --------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................           (1,267,842)                76,021            (607,382)          (17,522,404)
                                             --------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              (22,187)                86,003              395,337             (663,214)
                                             --------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........   $         (142,990)  $        (1,090,338)  $           258,495  $        (2,396,804)
                                             ====================  ====================  ===================  ====================


                                               MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                               SMALL CAP GROWTH       MID CAP VALUE
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                --  $            288,517
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              123,886               487,688
      Administrative charges...............               34,791                83,582
                                             -------------------  --------------------
        Total expenses.....................              158,677               571,270
                                             -------------------  --------------------
           Net investment income (loss)....            (158,677)             (282,753)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            1,610,630             3,789,948
      Realized gains (losses) on sale of
        investments........................              124,905              (57,504)
                                             -------------------  --------------------
           Net realized gains (losses).....            1,735,535             3,732,444
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            (908,926)             2,909,451
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              826,609             6,641,895
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           667,932  $          6,359,142
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                               MSF MET/DIMENSIONAL   MSF MET/WELLINGTON
                                               INTERNATIONAL SMALL       CORE EQUITY           MSF METLIFE          MSF METLIFE
                                                     COMPANY            OPPORTUNITIES      ASSET ALLOCATION 20  ASSET ALLOCATION 40
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                              --------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $             73,878  $          3,913,017  $            522,841  $        38,099,873
                                              --------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                46,771             2,616,596               185,164           11,099,635
      Administrative charges................                 9,863               567,305                36,661            2,681,364
                                              --------------------  --------------------  --------------------  -------------------
        Total expenses......................                56,634             3,183,901               221,825           13,780,999
                                              --------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                17,244               729,116               301,016           24,318,874
                                              --------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               242,154            11,581,987               541,774           70,132,320
      Realized gains (losses) on sale of
        investments.........................             (107,493)             (390,322)             (297,694)          (7,128,410)
                                              --------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......               134,661            11,191,665               244,080           63,003,910
                                              --------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                28,743               269,217             (103,834)         (37,738,572)
                                              --------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               163,404            11,460,882               140,246           25,265,338
                                              --------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            180,648  $         12,189,998  $            441,262  $        49,584,212
                                              ====================  ====================  ====================  ===================


                                                   MSF METLIFE           MSF METLIFE           MSF METLIFE           MSF METLIFE
                                               ASSET ALLOCATION 60   ASSET ALLOCATION 80   MID CAP STOCK INDEX       STOCK INDEX
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                              --------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $         74,314,450  $         45,094,909  $             52,081  $           799,043
                                              --------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................            22,588,140            18,140,612                78,672              622,315
      Administrative charges................             5,896,586             3,829,154                13,245              110,489
                                              --------------------  --------------------  --------------------  -------------------
        Total expenses......................            28,484,726            21,969,766                91,917              732,804
                                              --------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....            45,829,724            23,125,143              (39,836)               66,239
                                              --------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........           214,375,770           182,547,659               403,768            2,000,048
      Realized gains (losses) on sale of
        investments.........................          (19,523,852)          (12,526,330)                13,821            1,141,178
                                              --------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......           194,851,918           170,021,329               417,589            3,141,226
                                              --------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................         (107,870,264)          (95,819,997)               445,856              909,688
                                              --------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................            86,981,654            74,201,332               863,445            4,050,914
                                              --------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        132,811,378  $         97,326,475  $            823,609  $         4,117,153
                                              ====================  ====================  ====================  ===================


                                                     MSF MFS
                                                  TOTAL RETURN         MSF MFS VALUE
                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                              -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $         2,390,693  $          3,507,813
                                              -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................              640,574             1,221,749
      Administrative charges................              216,431               431,560
                                              -------------------  --------------------
        Total expenses......................              857,005             1,653,309
                                              -------------------  --------------------
           Net investment income (loss).....            1,533,688             1,854,504
                                              -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            3,732,130            15,741,310
      Realized gains (losses) on sale of
        investments.........................            1,799,745               900,212
                                              -------------------  --------------------
           Net realized gains (losses)......            5,531,875            16,641,522
                                              -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            (375,313)             2,956,087
                                              -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................            5,156,562            19,597,609
                                              -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         6,690,250  $         21,452,113
                                              ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                   MSF MSCI           MSF NEUBERGER      MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                  EAFE INDEX         BERMAN GENESIS            INDEX          LARGE CAP GROWTH
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            65,906  $            114,687  $            47,073  $             4,696
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               34,056               471,514               61,390              740,489
      Administrative charges...............                6,353                90,709               10,849              138,156
                                             -------------------  --------------------  -------------------  -------------------
        Total expenses.....................               40,409               562,223               72,239              878,645
                                             -------------------  --------------------  -------------------  -------------------
          Net investment income (loss).....               25,497             (447,536)             (25,166)            (873,949)
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                    --              262,926            7,343,480
      Realized gains (losses) on sale of
        investments........................             (52,242)             1,287,981               28,654              971,054
                                             -------------------  --------------------  -------------------  -------------------
          Net realized gains (losses)......             (52,242)             1,287,981              291,580            8,314,534
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               12,825             5,616,483              481,874          (7,564,472)
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             (39,417)             6,904,464              773,454              750,062
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (13,920)  $          6,456,928  $           748,288  $         (123,887)
                                             ===================  ====================  ===================  ===================

                                                                                         MSF WESTERN ASSET    MSF WESTERN ASSET
                                              MSF T. ROWE PRICE    MSF VAN ECK GLOBAL  MANAGEMENT STRATEGIC      MANAGEMENT
                                              SMALL CAP GROWTH      NATURAL RESOURCES   BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            12,826  $            22,760  $          3,069,465  $           140,840
                                             -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................              135,905               28,329             1,468,454               81,318
      Administrative charges...............               23,930                9,805               321,398               14,576
                                             -------------------  -------------------  --------------------  -------------------
        Total expenses.....................              159,835               38,134             1,789,852               95,894
                                             -------------------  -------------------  --------------------  -------------------
          Net investment income (loss).....            (147,009)             (15,374)             1,279,613               44,946
                                             -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            1,441,731                   --                    --                   --
      Realized gains (losses) on sale of
        investments........................              160,964            (356,749)               245,455             (10,240)
                                             -------------------  -------------------  --------------------  -------------------
          Net realized gains (losses)......            1,602,695            (356,749)               245,455             (10,240)
                                             -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (399,917)            1,837,043             5,920,820             (47,104)
                                             -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            1,202,778            1,480,294             6,166,275             (57,344)
                                             -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,055,769  $         1,464,920  $          7,445,888  $          (12,398)
                                             ===================  ===================  ====================  ===================


                                                   PIMCO VIT            PIMCO VIT
                                                  HIGH YIELD          LOW DURATION
                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           279,978  $           129,742
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges......................               65,050              115,312
      Administrative charges...............               13,360               21,339
                                             -------------------  -------------------
        Total expenses.....................               78,410              136,651
                                             -------------------  -------------------
          Net investment income (loss).....              201,568              (6,909)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --
      Realized gains (losses) on sale of
        investments........................             (12,610)             (12,959)
                                             -------------------  -------------------
          Net realized gains (losses)......             (12,610)             (12,959)
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              358,858                4,738
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              346,248              (8,221)
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           547,816  $          (15,130)
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                     PUTNAM VT             PUTNAM VT        RUSSELL AGGRESSIVE
                                                   EQUITY INCOME       MULTI-CAP GROWTH           EQUITY
                                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            384,272  $             17,336  $              9,998
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               162,199                23,232                14,964
      Administrative charges.................                49,332                 3,125                 1,792
                                               --------------------  --------------------  --------------------
         Total expenses......................               211,531                26,357                16,756
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               172,741               (9,021)               (6,758)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               361,778               179,917                   646
      Realized gains (losses) on sale of
         investments.........................               925,026                64,543               (1,748)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             1,286,804               244,460               (1,102)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               916,812             (117,898)               202,565
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             2,203,616               126,562               201,463
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          2,376,357  $            117,541  $            194,705
                                               ====================  ====================  ====================

                                                                       RUSSELL GLOBAL REAL  RUSSELL MULTI-STYLE
                                                 RUSSELL CORE BOND      ESTATE SECURITIES         EQUITY
                                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              90,519  $             30,897  $             72,426
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 71,520                10,577                86,712
      Administrative charges.................                  8,580                 1,266                10,402
                                               ---------------------  --------------------  --------------------
         Total expenses......................                 80,100                11,843                97,114
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......                 10,419                19,054              (24,688)
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                152,812                16,933               444,486
      Realized gains (losses) on sale of
         investments.........................                 37,288               (9,339)                97,786
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......                190,100                 7,594               542,272
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               (89,715)              (22,935)                87,911
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................                100,385              (15,341)               630,183
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             110,804  $              3,713  $            605,495
                                               =====================  ====================  ====================


                                                 RUSSELL NON-U.S.
                                                    SUB-ACCOUNT
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             81,508
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                31,645
      Administrative charges.................                 3,795
                                               --------------------
         Total expenses......................                35,440
                                               --------------------
           Net investment income (loss)......                46,068
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................               (2,617)
                                               --------------------
           Net realized gains (losses).......               (2,617)
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (20,863)
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................              (23,480)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             22,588
                                               ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                    AMERICAN FUNDS
                                        AMERICAN FUNDS GLOBAL GROWTH          GLOBAL SMALL CAPITALIZATION
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                            2016              2015              2016              2015
                                     -----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          39,245  $        124,151  $      (162,815)  $       (251,833)
   Net realized gains (losses).....         10,363,303        15,510,875         5,048,823          3,718,240
   Change in unrealized gains
     (losses) on investments.......       (10,480,736)       (8,489,794)       (4,514,055)        (3,302,017)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............           (78,188)         7,145,232           371,953            164,390
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........            740,122           690,086           148,933            258,325
   Net transfers (including fixed
     account)......................          2,021,917       (4,761,138)           523,742          (259,899)
   Contract charges................        (1,015,494)       (1,029,063)         (249,772)          (251,871)
   Transfers for contract benefits
     and terminations..............        (6,958,776)       (9,106,037)       (1,792,647)        (2,253,951)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (5,212,231)      (14,206,152)       (1,369,744)        (2,507,396)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        (5,290,419)       (7,060,920)         (997,791)        (2,343,006)
NET ASSETS:
   Beginning of year...............        108,934,361       115,995,281        26,320,768         28,663,774
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     103,643,942  $    108,934,361  $     25,322,977  $      26,320,768
                                     =================  ================  ================  =================

                                                                               DEUTSCHE II GOVERNMENT &
                                            AMERICAN FUNDS GROWTH                  AGENCY SECURITIES
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  ----------------------------------
                                           2016               2015              2016              2015
                                     ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (159,588)  $       (420,044)  $          5,571  $          5,615
   Net realized gains (losses).....        14,962,346         36,164,294           (3,750)           (4,002)
   Change in unrealized gains
     (losses) on investments.......       (3,973,594)       (27,406,523)           (2,231)           (7,376)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        10,829,164          8,337,727             (410)           (5,763)
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           716,960            934,418               502               499
   Net transfers (including fixed
     account)......................       (2,505,246)        (6,516,179)          (18,116)             4,971
   Contract charges................       (1,203,079)        (1,207,460)             (612)             (617)
   Transfers for contract benefits
     and terminations..............       (9,269,896)       (11,675,207)          (37,947)          (41,859)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (12,261,261)       (18,464,428)          (56,173)          (37,006)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............       (1,432,097)       (10,126,701)          (56,583)          (42,769)
NET ASSETS:
   Beginning of year...............       132,364,951        142,491,652           363,287           406,056
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $    130,932,854  $     132,364,951  $        306,704  $        363,287
                                     ================  =================  ================  ================


                                         FIDELITY VIP EQUITY-INCOME        FIDELITY VIP GROWTH OPPORTUNITIES
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                           2016               2015               2016              2015
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          40,654  $         74,207  $         (1,228)  $        (1,607)
   Net realized gains (losses).....            299,847           572,337              4,111            22,739
   Change in unrealized gains
     (losses) on investments.......            465,762         (980,356)            (4,452)          (15,623)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            806,263         (333,812)            (1,569)             5,509
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........              8,229            14,715                 --                --
   Net transfers (including fixed
     account)......................            362,390         (175,095)                548             (464)
   Contract charges................           (19,490)          (20,032)               (84)             (100)
   Transfers for contract benefits
     and terminations..............          (295,734)         (686,919)            (3,735)          (19,623)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......             55,395         (867,331)            (3,271)          (20,187)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............            861,658       (1,201,143)            (4,840)          (14,678)
NET ASSETS:
   Beginning of year...............          5,093,334         6,294,477            124,010           138,688
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $       5,954,992  $      5,093,334  $         119,170  $        124,010
                                     =================  ================  =================  ================

                                              FTVIPT TEMPLETON
                                                 FOREIGN VIP
                                                 SUB-ACCOUNT
                                     -----------------------------------
                                           2016              2015
                                     ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        110,243  $         418,310
   Net realized gains (losses).....           148,777            917,885
   Change in unrealized gains
     (losses) on investments.......           857,134        (3,038,582)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         1,116,154        (1,702,387)
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           109,874            133,671
   Net transfers (including fixed
     account)......................          (29,932)            769,258
   Contract charges................          (67,328)           (72,393)
   Transfers for contract benefits
     and terminations..............       (1,569,525)        (2,043,033)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (1,556,911)        (1,212,497)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............         (440,757)        (2,914,884)
NET ASSETS:
   Beginning of year...............        20,859,605         23,774,489
                                     ----------------  -----------------
   End of year.....................  $     20,418,848  $      20,859,605
                                     ================  =================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                    MIST AB GLOBAL
                                      INVESCO V.I. INTERNATIONAL GROWTH           DYNAMIC ALLOCATION
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                           2016               2015               2016              2015
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (11,363)  $        (6,819)  $         188,958  $        759,957
   Net realized gains (losses).....            115,059           201,575            511,287         1,476,966
   Change in unrealized gains
     (losses) on investments.......          (229,401)         (423,741)            117,940       (2,340,575)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (125,705)         (228,985)            818,185         (103,652)
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........             12,826             8,333             63,040             7,653
   Net transfers (including fixed
     account)......................             81,611           175,191            386,590           165,657
   Contract charges................           (17,891)          (17,536)          (329,075)         (323,928)
   Transfers for contract benefits
     and terminations..............          (431,996)         (487,723)        (2,349,841)       (1,680,914)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          (355,450)         (321,735)        (2,229,286)       (1,831,532)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............          (481,155)         (550,720)        (1,411,101)       (1,935,184)
NET ASSETS:
   Beginning of year...............          5,437,676         5,988,396         31,148,630        33,083,814
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $       4,956,521  $      5,437,676  $      29,737,529  $     31,148,630
                                     =================  ================  =================  ================

                                        MIST ALLIANZ GLOBAL INVESTORS             MIST AMERICAN FUNDS
                                          DYNAMIC MULTI-ASSET PLUS                BALANCED ALLOCATION
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                            2016              2015              2016              2015
                                      ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....   $        (4,701)  $            473  $         38,327  $       (461,764)
   Net realized gains (losses).....            (1,302)               848        20,464,701         18,261,702
   Change in unrealized gains
     (losses) on investments.......              6,342          (10,137)       (7,282,223)       (22,906,700)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............                339           (8,816)        13,220,805        (5,106,762)
                                      ----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........                 --                --           547,880          1,133,426
   Net transfers (including fixed
     account)......................             69,156           197,031         4,835,124        (1,020,254)
   Contract charges................            (6,004)           (2,032)       (2,599,735)        (2,609,638)
   Transfers for contract benefits
     and terminations..............           (17,575)          (21,167)      (14,281,202)       (23,277,239)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......             45,577           173,832      (11,497,933)       (25,773,705)
                                      ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............             45,916           165,016         1,722,872       (30,880,467)
NET ASSETS:
   Beginning of year...............            330,206           165,190       223,038,172        253,918,639
                                      ----------------  ----------------  ----------------  -----------------
   End of year.....................   $        376,122  $        330,206  $    224,761,044  $     223,038,172
                                      ================  ================  ================  =================

                                             MIST AMERICAN FUNDS
                                              GROWTH ALLOCATION               MIST AMERICAN FUNDS GROWTH
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                           2016              2015               2016               2015
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (696,037)  $       (721,758)  $      (379,100)  $       (234,722)
   Net realized gains (losses).....        25,496,214         21,109,007         7,884,981          4,321,521
   Change in unrealized gains
     (losses) on investments.......       (8,246,439)       (25,824,081)       (5,507,746)        (2,632,112)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        16,553,738        (5,436,832)         1,998,135          1,454,687
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           559,990            624,221            27,634             21,518
   Net transfers (including fixed
     account)......................         1,242,593          6,895,147         (327,181)          1,631,749
   Contract charges................       (2,993,199)        (2,908,034)         (316,312)          (307,576)
   Transfers for contract benefits
     and terminations..............      (12,769,467)       (18,247,113)       (1,816,227)        (2,547,649)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (13,960,083)       (13,635,779)       (2,432,086)        (1,201,958)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         2,593,655       (19,072,611)         (433,951)            252,729
NET ASSETS:
   Beginning of year...............       245,750,884        264,823,495        31,283,615         31,030,886
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    248,344,539  $     245,750,884  $     30,849,664  $      31,283,615
                                     ================  =================  ================  =================

                                             MIST AMERICAN FUNDS
                                             MODERATE ALLOCATION
                                                 SUB-ACCOUNT
                                     ----------------------------------
                                           2016              2015
                                     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        354,214  $      (117,782)
   Net realized gains (losses).....         7,738,408         7,128,966
   Change in unrealized gains
     (losses) on investments.......       (2,496,371)       (9,425,742)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         5,596,251       (2,414,558)
                                     ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........            62,507            75,183
   Net transfers (including fixed
     account)......................         3,812,393         (533,621)
   Contract charges................       (1,240,244)       (1,263,883)
   Transfers for contract benefits
     and terminations..............       (7,928,571)       (8,849,116)
                                     ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (5,293,915)      (10,571,437)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets..............           302,336      (12,985,995)
NET ASSETS:
   Beginning of year...............       107,696,619       120,682,614
                                     ----------------  ----------------
   End of year.....................  $    107,998,955  $    107,696,619
                                     ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                 MIST BLACKROCK
                                       MIST AQR GLOBAL RISK BALANCED       GLOBAL TACTICAL STRATEGIES
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (141,198)  $        516,884  $        209,035  $        292,303
   Net realized gains (losses)....         (409,508)           769,542         4,528,467         2,940,256
   Change in unrealized gains
     (losses) on investments......         1,275,220       (2,608,635)       (2,846,874)       (3,932,402)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           724,514       (1,322,209)         1,890,628         (699,843)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             2,399               650            46,278           324,476
   Net transfers (including fixed
     account).....................         (245,220)       (1,243,593)         (578,257)         (683,961)
   Contract charges...............         (112,902)         (113,194)         (631,706)         (624,986)
   Transfers for contract benefits
     and terminations.............         (553,873)         (549,576)       (3,147,381)       (2,704,136)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....         (909,596)       (1,905,713)       (4,311,066)       (3,688,607)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............         (185,082)       (3,227,922)       (2,420,438)       (4,388,450)
NET ASSETS:
   Beginning of year..............        10,103,496        13,331,418        59,888,787        64,277,237
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      9,918,414  $     10,103,496  $     57,468,349  $     59,888,787
                                    ================  ================  ================  ================

                                              MIST BLACKROCK
                                                HIGH YIELD                 MIST CLARION GLOBAL REAL ESTATE
                                                SUB-ACCOUNT                          SUB-ACCOUNT
                                    -----------------------------------  -----------------------------------
                                           2016              2015              2016               2015
                                    -----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         719,614  $      1,028,055  $        194,904  $         858,601
   Net realized gains (losses)....          (334,969)            32,419            13,813             82,390
   Change in unrealized gains
     (losses) on investments......          1,244,950       (1,881,764)         (311,259)        (1,957,248)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          1,629,595         (821,290)         (102,542)        (1,016,257)
                                    -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             20,875           106,262            91,547            145,570
   Net transfers (including fixed
     account).....................           (81,939)            95,827           221,773          (886,280)
   Contract charges...............          (106,816)         (111,025)         (161,854)          (170,119)
   Transfers for contract benefits
     and terminations.............        (1,467,085)         (931,856)       (2,237,004)        (3,781,781)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....        (1,634,965)         (840,792)       (2,085,538)        (4,692,610)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............            (5,370)       (1,662,082)       (2,188,080)        (5,708,867)
NET ASSETS:
   Beginning of year..............         14,342,425        16,004,507        33,355,379         39,064,246
                                    -----------------  ----------------  ----------------  -----------------
   End of year....................  $      14,337,055  $     14,342,425  $     31,167,299  $      33,355,379
                                    =================  ================  ================  =================


                                    MIST CLEARBRIDGE AGGRESSIVE GROWTH     MIST GOLDMAN SACHS MID CAP VALUE
                                                SUB-ACCOUNT                           SUB-ACCOUNT
                                    ------------------------------------  ------------------------------------
                                           2016              2015                2016              2015
                                     ----------------  ----------------   -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...   $      (956,527)  $    (1,431,925)   $       (132,619)  $      (186,731)
   Net realized gains (losses)....          5,404,144        10,152,033             797,358         4,485,581
   Change in unrealized gains
     (losses) on investments......        (4,126,904)      (13,714,102)             957,808       (6,186,086)
                                     ----------------  ----------------   -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            320,713       (4,993,994)           1,622,547       (1,887,236)
                                     ----------------  ----------------   -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            224,627           251,433              67,042            19,285
   Net transfers (including fixed
     account).....................        (4,757,360)       (9,276,563)             250,083           209,040
   Contract charges...............          (394,143)         (470,695)            (77,938)          (81,407)
   Transfers for contract benefits
     and terminations.............        (6,000,548)       (9,333,245)         (1,143,549)       (2,106,548)
                                     ----------------  ----------------   -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (10,927,424)      (18,829,070)           (904,362)       (1,959,630)
                                     ----------------  ----------------   -----------------  ----------------
     Net increase (decrease)
        in net assets.............       (10,606,711)      (23,823,064)             718,185       (3,846,866)
NET ASSETS:
   Beginning of year..............         94,887,012       118,710,076          15,223,734        19,070,600
                                     ----------------  ----------------   -----------------  ----------------
   End of year....................   $     84,280,301  $     94,887,012   $      15,941,919  $     15,223,734
                                     ================  ================   =================  ================


                                     MIST HARRIS OAKMARK INTERNATIONAL
                                                SUB-ACCOUNT
                                    ----------------------------------
                                          2016              2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        226,318  $        917,288
   Net realized gains (losses)....         2,448,802         6,620,000
   Change in unrealized gains
     (losses) on investments......           776,807      (11,956,046)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         3,451,927       (4,418,758)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            98,869            72,409
   Net transfers (including fixed
     account).....................         (280,428)         8,738,507
   Contract charges...............         (314,910)         (340,691)
   Transfers for contract benefits
     and terminations.............       (4,329,943)       (6,709,566)
                                    ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (4,826,412)         1,760,659
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............       (1,374,485)       (2,658,099)
NET ASSETS:
   Beginning of year..............        60,470,847        63,128,946
                                    ----------------  ----------------
   End of year....................  $     59,096,362  $     60,470,847
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                               MIST INVESCO
                                         BALANCED-RISK ALLOCATION              MIST INVESCO COMSTOCK
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    -----------------------------------  ----------------------------------
                                          2016               2015              2016              2015
                                    -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (178,477)  $        254,798  $      1,578,748  $      2,145,016
   Net realized gains (losses)....          (312,382)         1,042,514        11,419,170         8,482,504
   Change in unrealized gains
     (losses) on investments......          1,854,110       (2,257,546)         3,361,659      (18,790,416)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          1,363,251         (960,234)        16,359,577       (8,162,896)
                                    -----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             34,857             5,318           475,336         1,177,570
   Net transfers (including fixed
     account).....................            158,565         (603,135)       (3,773,270)         2,606,720
   Contract charges...............          (156,644)         (162,226)         (712,951)         (712,040)
   Transfers for contract benefits
     and terminations.............          (974,709)       (1,097,341)       (7,906,253)      (12,163,639)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......          (937,931)       (1,857,384)      (11,917,138)       (9,091,389)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............            425,320       (2,817,618)         4,442,439      (17,254,285)
NET ASSETS:
   Beginning of year..............         15,481,955        18,299,573       109,742,916       126,997,201
                                    -----------------  ----------------  ----------------  ----------------
   End of year....................  $      15,907,275  $     15,481,955  $    114,185,355  $    109,742,916
                                    =================  ================  ================  ================


                                        MIST INVESCO MID CAP VALUE         MIST INVESCO SMALL CAP GROWTH
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (855,592)  $    (1,321,518)  $       (741,965)  $      (860,382)
   Net realized gains (losses)....         6,871,660        10,999,665          7,862,160        14,563,407
   Change in unrealized gains
     (losses) on investments......        15,469,494      (27,149,279)        (2,885,223)      (15,223,519)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............        21,485,562      (17,471,132)          4,234,972       (1,520,494)
                                    ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           588,625           737,240            140,571           135,527
   Net transfers (including fixed
     account).....................           129,530       (2,495,561)        (1,993,059)         1,513,383
   Contract charges...............         (719,008)         (748,963)          (215,177)         (229,144)
   Transfers for contract benefits
     and terminations.............      (13,321,269)      (19,048,801)        (3,364,290)       (4,832,197)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......      (13,322,122)      (21,556,085)        (5,431,955)       (3,412,431)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
       in net assets..............         8,163,440      (39,027,217)        (1,196,983)       (4,932,925)
NET ASSETS:
   Beginning of year..............       159,124,999       198,152,216         48,601,568        53,534,493
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $    167,288,439  $    159,124,999  $      47,404,585  $     48,601,568
                                    ================  ================  =================  ================

                                                                                   MIST JPMORGAN
                                         MIST JPMORGAN CORE BOND             GLOBAL ACTIVE ALLOCATION
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        147,163  $        110,071  $        140,474  $        209,035
   Net realized gains (losses)....           (6,627)          (20,325)           258,596           713,156
   Change in unrealized gains
     (losses) on investments......          (64,465)         (244,053)         (138,659)         (941,025)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............            76,071         (154,307)           260,411          (18,834)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            17,946            18,407            19,223            40,665
   Net transfers (including fixed
     account).....................           753,946         1,672,145           965,612         2,830,942
   Contract charges...............         (165,721)         (160,258)         (151,682)         (121,762)
   Transfers for contract benefits
     and terminations.............       (1,675,203)       (1,374,288)         (835,546)         (640,612)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (1,069,032)           156,006           (2,393)         2,109,233
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............         (992,961)             1,699           258,018         2,090,399
NET ASSETS:
   Beginning of year..............        13,976,305        13,974,606        14,519,235        12,428,836
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     12,983,344  $     13,976,305  $     14,777,253  $     14,519,235
                                    ================  ================  ================  ================


                                      MIST JPMORGAN SMALL CAP VALUE
                                               SUB-ACCOUNT
                                    ----------------------------------
                                          2016              2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         56,919  $         20,009
   Net realized gains (losses)....           702,214         1,003,591
   Change in unrealized gains
     (losses) on investments......         1,418,567       (1,733,773)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............         2,177,700         (710,173)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            46,776            56,275
   Net transfers (including fixed
     account).....................         (307,071)           (7,066)
   Contract charges...............          (68,565)          (67,164)
   Transfers for contract benefits
     and terminations.............         (444,060)         (807,539)
                                    ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......         (772,920)         (825,494)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets..............         1,404,780       (1,535,667)
NET ASSETS:
   Beginning of year..............         7,786,967         9,322,634
                                    ----------------  ----------------
   End of year....................  $      9,191,747  $      7,786,967
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                  MIST MET/ABERDEEN
                                     MIST LOOMIS SAYLES GLOBAL MARKETS         EMERGING MARKETS EQUITY
                                                SUB-ACCOUNT                          SUB-ACCOUNT
                                    -----------------------------------  ----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         14,963  $        (10,297)  $      (131,640)  $        231,639
   Net realized gains (losses)....           932,829            581,450         (941,011)         (930,825)
   Change in unrealized gains
     (losses) on investments......         (527,820)          (601,820)         5,152,242       (6,343,880)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           419,972           (30,667)         4,079,591       (7,043,066)
                                    ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            64,083             78,508           206,910           237,217
   Net transfers (including fixed
     account).....................       (1,539,494)          (337,704)       (1,257,593)         1,487,940
   Contract charges...............         (124,000)          (122,947)         (303,385)         (309,804)
   Transfers for contract benefits
     and terminations.............         (843,629)          (868,166)       (2,604,152)       (2,909,335)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (2,443,040)        (1,250,309)       (3,958,220)       (1,493,982)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............       (2,023,068)        (1,280,976)           121,371       (8,537,048)
NET ASSETS:
   Beginning of year..............        13,296,474         14,577,450        38,672,360        47,209,408
                                    ----------------  -----------------  ----------------  ----------------
   End of year....................  $     11,273,406  $      13,296,474  $     38,793,731  $     38,672,360
                                    ================  =================  ================  ================

                                                                            MIST MET/FRANKLIN LOW DURATION
                                    MIST MET/EATON VANCE FLOATING RATE               TOTAL RETURN
                                                SUB-ACCOUNT                           SUB-ACCOUNT
                                    ------------------------------------  ----------------------------------
                                           2016              2015               2016              2015
                                     ----------------  ----------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...   $         72,859  $         71,667   $        559,796  $        607,878
   Net realized gains (losses)....           (42,877)          (17,116)          (180,455)          (70,878)
   Change in unrealized gains
     (losses) on investments......            195,447         (139,911)            212,032       (1,098,466)
                                     ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            225,429          (85,360)            591,373         (561,466)
                                     ----------------  ----------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             10,622            25,974             86,600           400,184
   Net transfers (including fixed
     account).....................            343,603         (286,913)          1,220,466         3,544,265
   Contract charges...............           (21,865)          (23,000)          (265,020)         (260,381)
   Transfers for contract benefits
     and terminations.............          (581,266)         (264,747)        (3,074,156)       (2,099,734)
                                     ----------------  ----------------   ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....          (248,906)         (548,686)        (2,032,110)         1,584,334
                                     ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............           (23,477)         (634,046)        (1,440,737)         1,022,868
NET ASSETS:
   Beginning of year..............          3,469,835         4,103,881         31,741,708        30,718,840
                                     ----------------  ----------------   ----------------  ----------------
   End of year....................   $      3,446,358  $      3,469,835   $     30,300,971  $     31,741,708
                                     ================  ================   ================  ================

                                            MIST MET/TEMPLETON                   MIST MET/WELLINGTON
                                            INTERNATIONAL BOND                   LARGE CAP RESEARCH
                                                SUB-ACCOUNT                          SUB-ACCOUNT
                                    -----------------------------------  ----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (42,941)  $         362,945  $        100,113  $       (12,248)
   Net realized gains (losses)....          (81,007)           (54,222)           760,051           948,863
   Change in unrealized gains
     (losses) on investments......           124,031          (566,976)         (314,997)         (656,615)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                83          (258,253)           545,167           280,000
                                    ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            46,145             24,900            43,278            59,282
   Net transfers (including fixed
     account).....................           262,215            176,014            30,396          (76,765)
   Contract charges...............          (53,548)           (54,851)          (65,519)          (61,824)
   Transfers for contract benefits
     and terminations.............         (277,525)          (307,945)         (347,562)         (434,145)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....          (22,713)          (161,882)         (339,407)         (513,452)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          (22,630)          (420,135)           205,760         (233,452)
NET ASSETS:
   Beginning of year..............         4,753,496          5,173,631         7,612,595         7,846,047
                                    ----------------  -----------------  ----------------  ----------------
   End of year....................  $      4,730,866  $       4,753,496  $      7,818,355  $      7,612,595
                                    ================  =================  ================  ================

                                           MIST METLIFE ASSET
                                             ALLOCATION 100
                                               SUB-ACCOUNT
                                    ----------------------------------
                                          2016              2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      1,137,269  $      (425,777)
   Net realized gains (losses)....        24,115,844        21,758,960
   Change in unrealized gains
     (losses) on investments......      (15,017,960)      (26,915,063)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        10,235,153       (5,581,880)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           356,823         1,144,602
   Net transfers (including fixed
     account).....................       (9,829,160)       (3,773,502)
   Contract charges...............         (885,862)         (935,788)
   Transfers for contract benefits
     and terminations.............       (9,289,295)      (16,710,594)
                                    ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....      (19,647,494)      (20,275,282)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............       (9,412,341)      (25,857,162)
NET ASSETS:
   Beginning of year..............       164,241,529       190,098,691
                                    ----------------  ----------------
   End of year....................  $    154,829,188  $    164,241,529
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                   MIST METLIFE
                                       MIST METLIFE BALANCED PLUS            MULTI-INDEX TARGETED RISK
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      2,276,014  $      1,451,168  $        (6,999)  $         (5,879)
   Net realized gains (losses)....         1,320,459         8,261,721          (53,916)            103,977
   Change in unrealized gains
     (losses) on investments......         4,951,947      (16,176,229)           218,080          (344,708)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
       in net assets resulting
       from operations............         8,548,420       (6,463,340)           157,165          (246,610)
                                    ----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           238,329           387,339            11,744                 --
   Net transfers (including fixed
     account).....................         2,584,475         5,763,719           138,059          4,707,562
   Contract charges...............       (1,258,456)       (1,227,714)          (52,667)           (32,109)
   Transfers for contract benefits
     and terminations.............       (6,964,769)       (8,050,488)         (332,772)          (174,635)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (5,400,421)       (3,127,144)         (235,636)          4,500,818
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
       in net assets..............         3,147,999       (9,590,484)          (78,471)          4,254,208
NET ASSETS:
   Beginning of year..............       121,397,195       130,987,679         5,960,197          1,705,989
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $    124,545,194  $    121,397,195  $      5,881,726  $       5,960,197
                                    ================  ================  ================  =================


                                      MIST METLIFE SMALL CAP VALUE        MIST MFS RESEARCH INTERNATIONAL
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (258,259)  $      (734,596)  $        725,846  $      1,708,424
   Net realized gains (losses)....           623,495        18,097,824       (1,058,907)          (71,912)
   Change in unrealized gains
     (losses) on investments......        10,915,965      (20,653,906)       (1,946,878)       (4,520,574)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............        11,281,201       (3,290,678)       (2,279,939)       (2,884,062)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            91,471            77,208           334,630           623,929
   Net transfers (including fixed
     account).....................       (1,664,831)       (1,976,463)         2,319,123         1,154,799
   Contract charges...............         (227,422)         (231,354)         (449,466)         (486,157)
   Transfers for contract benefits
     and terminations.............       (3,619,509)       (4,796,273)       (8,136,943)      (11,373,976)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (5,420,291)       (6,926,882)       (5,932,656)      (10,081,405)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............         5,860,910      (10,217,560)       (8,212,595)      (12,965,467)
NET ASSETS:
   Beginning of year..............        42,344,849        52,562,409       106,874,590       119,840,057
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     48,205,759  $     42,344,849  $     98,661,995  $    106,874,590
                                    ================  ================  ================  ================

                                           MIST MORGAN STANLEY
                                             MID CAP GROWTH               MIST OPPENHEIMER GLOBAL EQUITY
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (548,725)  $      (671,682)  $        (7,961)  $         22,011
   Net realized gains (losses)....         1,645,047         3,341,844         2,480,695         2,397,421
   Change in unrealized gains
     (losses) on investments......       (6,198,905)       (6,186,636)       (2,787,295)         (800,835)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............       (5,102,583)       (3,516,474)         (314,561)         1,618,597
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           224,250           292,369           137,565           234,417
   Net transfers (including fixed
     account).....................           563,367         (363,355)           524,398       (1,055,013)
   Contract charges...............         (268,231)         (280,324)         (267,950)         (271,812)
   Transfers for contract benefits
     and terminations.............       (3,613,187)       (6,147,712)       (2,651,918)       (3,759,534)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (3,093,801)       (6,499,022)       (2,257,905)       (4,851,942)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............       (8,196,384)      (10,015,496)       (2,572,466)       (3,233,345)
NET ASSETS:
   Beginning of year..............        56,830,754        66,846,250        44,037,305        47,270,650
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     48,634,370  $     56,830,754  $     41,464,839  $     44,037,305
                                    ================  ================  ================  ================

                                               MIST PANAGORA
                                          GLOBAL DIVERSIFIED RISK
                                                SUB-ACCOUNT
                                    ----------------------------------
                                          2016              2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         12,322  $          (986)
   Net realized gains (losses)....            18,189             1,165
   Change in unrealized gains
     (losses) on investments......          (43,456)           (5,752)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          (12,945)           (5,573)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........                --                --
   Net transfers (including fixed
     account).....................         1,161,689              (53)
   Contract charges...............           (1,528)             (487)
   Transfers for contract benefits
     and terminations.............         (143,893)           (5,016)
                                    ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......         1,016,268           (5,556)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets..............         1,003,323          (11,129)
NET ASSETS:
   Beginning of year..............            79,969            91,098
                                    ----------------  ----------------
   End of year....................  $      1,083,292  $         79,969
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                           MIST PIMCO INFLATION
                                              PROTECTED BOND                 MIST PIMCO TOTAL RETURN
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                    ----------------------------------  ---------------------------------
                                          2016              2015              2016             2015
                                    ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $    (1,038,919)  $      3,329,664  $     5,516,238  $     18,082,425
   Net realized gains (losses)....       (1,220,952)       (1,348,727)      (1,353,571)         4,745,002
   Change in unrealized gains
     (losses) on investments......         5,221,571       (5,893,578)        1,626,322      (27,502,181)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............         2,961,700       (3,912,641)        5,788,989       (4,674,754)
                                    ----------------  ----------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           306,363           308,856        1,884,786         2,152,622
   Net transfers (including fixed
     account).....................         (131,682)         1,107,752        (698,274)       (6,790,364)
   Contract charges...............         (725,939)         (740,710)      (3,086,626)       (3,145,503)
   Transfers for contract benefits
     and terminations.............       (5,445,831)       (7,792,463)     (29,957,959)      (38,286,145)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (5,997,089)       (7,116,565)     (31,858,073)      (46,069,390)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets..............       (3,035,389)      (11,029,206)     (26,069,084)      (50,744,144)
NET ASSETS:
   Beginning of year..............        83,573,880        94,603,086      408,353,492       459,097,636
                                    ----------------  ----------------  ---------------  ----------------
   End of year....................  $     80,538,491  $     83,573,880  $   382,284,408  $    408,353,492
                                    ================  ================  ===============  ================


                                     MIST PYRAMIS GOVERNMENT INCOME         MIST PYRAMIS MANAGED RISK
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                    ---------------------------------  ----------------------------------
                                          2016              2015             2016              2015
                                    ----------------  ---------------   ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         59,871  $        62,177   $      (54,005)  $       (56,216)
   Net realized gains (losses)....          (22,233)         (14,721)            36,017           309,225
   Change in unrealized gains
     (losses) on investments......          (73,567)         (81,937)           256,651         (533,900)
                                    ----------------  ---------------   ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          (35,929)         (34,481)           238,663         (280,891)
                                    ----------------  ---------------   ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             1,480               --             4,401            22,651
   Net transfers (including fixed
     account).....................         1,057,730          772,908         (115,387)         2,757,535
   Contract charges...............          (60,249)         (46,790)          (70,162)          (58,124)
   Transfers for contract benefits
     and terminations.............         (356,701)        (545,665)         (535,640)         (590,183)
                                    ----------------  ---------------   ---------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......           642,260          180,453         (716,788)         2,131,879
                                    ----------------  ---------------   ---------------  ----------------
     Net increase (decrease)
       in net assets..............           606,331          145,972         (478,125)         1,850,988
NET ASSETS:
   Beginning of year..............         5,156,568        5,010,596         7,766,896         5,915,908
                                    ----------------  ---------------   ---------------  ----------------
   End of year....................  $      5,762,899  $     5,156,568   $     7,288,771  $      7,766,896
                                    ================  ===============   ===============  ================


                                    MIST SCHRODERS GLOBAL MULTI-ASSET    MIST SSGA GROWTH AND INCOME ETF
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016             2015               2016              2015
                                    ----------------  ---------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          7,381  $      (26,842)   $      1,669,926  $      1,732,954
   Net realized gains (losses)....           181,885          445,317          8,090,241        10,357,100
   Change in unrealized gains
     (losses) on investments......           136,784        (624,778)        (3,522,186)      (16,607,219)
                                    ----------------  ---------------   ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............           326,050        (206,303)          6,237,981       (4,517,165)
                                    ----------------  ---------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            10,800           15,496            495,982           595,482
   Net transfers (including fixed
     account).....................         (486,036)        (504,605)          (648,828)       (1,105,374)
   Contract charges...............          (81,727)         (86,159)        (1,389,618)       (1,411,354)
   Transfers for contract benefits
     and terminations.............         (612,677)        (696,068)       (10,270,771)      (12,978,866)
                                    ----------------  ---------------   ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (1,169,640)      (1,271,336)       (11,813,235)      (14,900,112)
                                    ----------------  ---------------   ----------------  ----------------
     Net increase (decrease)
       in net assets..............         (843,590)      (1,477,639)        (5,575,254)      (19,417,277)
NET ASSETS:
   Beginning of year..............         8,392,160        9,869,799        142,277,778       161,695,055
                                    ----------------  ---------------   ----------------  ----------------
   End of year....................  $      7,548,570  $     8,392,160   $    136,702,524  $    142,277,778
                                    ================  ===============   ================  ================


                                          MIST SSGA GROWTH ETF
                                               SUB-ACCOUNT
                                    ---------------------------------
                                          2016             2015
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       326,304  $        290,989
   Net realized gains (losses)....        3,006,025         4,033,987
   Change in unrealized gains
     (losses) on investments......        (933,865)       (6,091,015)
                                    ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............        2,398,464       (1,766,039)
                                    ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           88,424            34,838
   Net transfers (including fixed
     account).....................        (649,458)         (939,802)
   Contract charges...............        (462,601)         (481,567)
   Transfers for contract benefits
     and terminations.............      (3,176,686)       (6,587,746)
                                    ---------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......      (4,200,321)       (7,974,277)
                                    ---------------  ----------------
     Net increase (decrease)
       in net assets..............      (1,801,857)       (9,740,316)
NET ASSETS:
   Beginning of year..............       47,115,565        56,855,881
                                    ---------------  ----------------
   End of year....................  $    45,313,708  $     47,115,565
                                    ===============  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                    MIST T. ROWE PRICE LARGE CAP VALUE    MIST T. ROWE PRICE MID CAP GROWTH
                                                SUB-ACCOUNT                          SUB-ACCOUNT
                                    -----------------------------------  -----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      8,071,251  $       1,484,631  $    (1,132,731)  $    (1,300,635)
   Net realized gains (losses)....        79,628,519         28,069,820        12,083,426        16,687,191
   Change in unrealized gains
     (losses) on investments......      (15,812,522)       (57,695,793)       (7,957,822)      (11,174,819)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        71,887,248       (28,141,342)         2,992,873         4,211,737
                                    ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         1,831,115          1,611,529            87,029           157,341
   Net transfers (including fixed
     account).....................      (11,282,740)        (8,447,549)         (956,654)       (1,918,799)
   Contract charges...............       (1,746,823)        (1,734,741)         (380,770)         (402,541)
   Transfers for contract benefits
     and terminations.............      (51,715,463)       (65,151,017)       (5,485,818)       (8,293,905)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....      (62,913,911)       (73,721,778)       (6,736,213)      (10,457,904)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............         8,973,337      (101,863,120)       (3,743,340)       (6,246,167)
NET ASSETS:
   Beginning of year..............       535,758,843        637,621,963        75,659,023        81,905,190
                                    ----------------  -----------------  ----------------  ----------------
   End of year....................  $    544,732,180  $     535,758,843  $     71,915,683  $     75,659,023
                                    ================  =================  ================  ================

                                           MSF BAILLIE GIFFORD                MSF BARCLAYS AGGREGATE
                                           INTERNATIONAL STOCK                      BOND INDEX
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (21,751)  $       (14,824)  $          78,094  $         76,470
   Net realized gains (losses)....            13,941           135,336              2,409          (34,729)
   Change in unrealized gains
     (losses) on investments......           574,630         (638,789)           (56,576)         (124,014)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           566,820         (518,277)             23,927          (82,273)
                                    ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             7,108            11,537             12,258            98,668
   Net transfers (including fixed
     account).....................         (376,661)         (711,073)          1,493,465         1,821,950
   Contract charges...............         (161,464)         (164,269)           (56,656)          (49,967)
   Transfers for contract benefits
     and terminations.............         (931,155)       (1,200,832)          (991,653)       (1,108,632)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (1,462,172)       (2,064,637)            457,414           762,019
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............         (895,352)       (2,582,914)            481,341           679,746
NET ASSETS:
   Beginning of year..............        15,812,446        18,395,360          5,532,608         4,852,862
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $     14,917,094  $     15,812,446  $       6,013,949  $      5,532,608
                                    ================  ================  =================  ================


                                         MSF BLACKROCK BOND INCOME       MSF BLACKROCK CAPITAL APPRECIATION
                                                SUB-ACCOUNT                          SUB-ACCOUNT
                                    -----------------------------------  ----------------------------------
                                          2016               2015              2016              2015
                                    -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       1,944,867  $      2,642,825  $      (120,803)  $      (135,730)
   Net realized gains (losses)....             31,016         1,206,196         1,245,655         2,454,026
   Change in unrealized gains
     (losses) on investments......          (310,057)       (4,403,494)       (1,267,842)       (1,762,943)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          1,665,826         (554,473)         (142,990)           555,353
                                    -----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            354,656           689,975            40,550            52,930
   Net transfers (including fixed
     account).....................          6,894,634         4,101,490          (65,569)           390,839
   Contract charges...............          (771,100)         (753,000)          (45,201)          (40,947)
   Transfers for contract benefits
     and terminations.............        (7,784,265)       (8,135,690)         (981,419)         (978,987)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....        (1,306,075)       (4,097,225)       (1,051,639)         (576,165)
                                    -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            359,751       (4,651,698)       (1,194,629)          (20,812)
NET ASSETS:
   Beginning of year..............         93,001,734        97,653,432        10,853,029        10,873,841
                                    -----------------  ----------------  ----------------  ----------------
   End of year....................  $      93,361,485  $     93,001,734  $      9,658,400  $     10,853,029
                                    =================  ================  ================  ================

                                               MSF BLACKROCK
                                           ULTRA-SHORT TERM BOND
                                                SUB-ACCOUNT
                                    -----------------------------------
                                          2016              2015
                                    ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $    (1,176,341)  $     (1,217,317)
   Net realized gains (losses)....             9,982                 --
   Change in unrealized gains
     (losses) on investments......            76,021                 --
                                    ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       (1,090,338)        (1,217,317)
                                    ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         1,411,413            822,401
   Net transfers (including fixed
     account).....................        12,436,658         16,933,432
   Contract charges...............         (621,589)          (631,166)
   Transfers for contract benefits
     and terminations.............      (18,153,466)       (23,486,072)
                                    ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (4,926,984)        (6,361,405)
                                    ----------------  -----------------
     Net increase (decrease)
        in net assets.............       (6,017,322)        (7,578,722)
NET ASSETS:
   Beginning of year..............        72,197,981         79,776,703
                                    ----------------  -----------------
   End of year....................  $     66,180,659  $      72,197,981
                                    ================  =================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                        MSF FRONTIER MID CAP GROWTH             MSF JENNISON GROWTH
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015              2016               2015
                                    ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (136,842)  $      (159,994)  $     (1,733,590)  $    (2,026,861)
   Net realized gains (losses)....         1,002,719         1,552,834         16,859,190        25,997,215
   Change in unrealized gains
     (losses) on investments......         (607,382)       (1,239,946)       (17,522,404)      (12,219,984)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           258,495           152,894        (2,396,804)        11,750,370
                                    ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            10,445             6,037            368,689           457,377
   Net transfers (including fixed
     account).....................         (207,512)         (336,012)        (2,029,382)       (6,024,969)
   Contract charges...............          (52,187)          (56,711)          (541,717)         (579,305)
   Transfers for contract benefits
     and terminations.............         (645,409)         (850,660)       (10,272,869)      (13,815,145)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....         (894,663)       (1,237,346)       (12,475,279)      (19,962,042)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............         (636,168)       (1,084,452)       (14,872,083)       (8,211,672)
NET ASSETS:
   Beginning of year..............         8,635,312         9,719,764        129,659,658       137,871,330
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $      7,999,144  $      8,635,312  $     114,787,575  $    129,659,658
                                    ================  ================  =================  ================

                                             MSF LOOMIS SAYLES
                                             SMALL CAP GROWTH              MSF MET/ARTISAN MID CAP VALUE
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  ----------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (158,677)  $      (185,365)   $      (282,753)  $      (295,307)
   Net realized gains (losses)....         1,735,535         2,907,487          3,732,444         5,428,652
   Change in unrealized gains
     (losses) on investments......         (908,926)       (2,568,831)          2,909,451       (9,277,590)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           667,932           153,291          6,359,142       (4,144,245)
                                    ----------------  ----------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            42,183            54,186             43,861            41,129
   Net transfers (including fixed
     account).....................            55,190         (493,589)          (496,861)         (534,220)
   Contract charges...............          (81,372)          (86,341)          (162,139)         (172,688)
   Transfers for contract benefits
     and terminations.............       (1,005,919)       (1,326,278)        (2,844,681)       (3,929,792)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....         (989,918)       (1,852,022)        (3,459,820)       (4,595,571)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............         (321,986)       (1,698,731)          2,899,322       (8,739,816)
NET ASSETS:
   Beginning of year..............        14,739,169        16,437,900         32,306,647        41,046,463
                                    ----------------  ----------------   ----------------  ----------------
   End of year....................  $     14,417,183  $     14,739,169   $     35,205,969  $     32,306,647
                                    ================  ================   ================  ================

                                     MSF MET/DIMENSIONAL INTERNATIONAL        MSF MET/WELLINGTON CORE
                                               SMALL COMPANY                   EQUITY OPPORTUNITIES
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         17,244  $          9,656  $        729,116  $        465,353
   Net realized gains (losses)....           134,661           584,343        11,191,665        74,128,689
   Change in unrealized gains
     (losses) on investments......            28,743         (462,164)           269,217      (73,030,836)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           180,648           131,835        12,189,998         1,563,206
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            26,029            19,970           352,185           592,502
   Net transfers (including fixed
     account).....................           915,246           457,887        74,274,171       (9,604,855)
   Contract charges...............          (33,236)          (27,782)       (1,190,479)       (1,054,647)
   Transfers for contract benefits
     and terminations.............         (285,183)         (194,601)      (18,150,768)      (20,076,319)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....           622,856           255,474        55,285,109      (30,143,319)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............           803,504           387,309        67,475,107      (28,580,113)
NET ASSETS:
   Beginning of year..............         3,794,658         3,407,349       186,920,427       215,500,540
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      4,598,162  $      3,794,658  $    254,395,534  $    186,920,427
                                    ================  ================  ================  ================


                                      MSF METLIFE ASSET ALLOCATION 20
                                                SUB-ACCOUNT
                                    -----------------------------------
                                           2016              2015
                                    -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         301,016  $         74,942
   Net realized gains (losses)....            244,080           220,774
   Change in unrealized gains
     (losses) on investments......          (103,834)         (552,762)
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            441,262         (257,046)
                                    -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             42,500            69,513
   Net transfers (including fixed
     account).....................          5,018,086         4,362,888
   Contract charges...............          (112,240)          (66,008)
   Transfers for contract benefits
     and terminations.............        (1,416,478)         (647,603)
                                    -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....          3,531,868         3,718,790
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets.............          3,973,130         3,461,744
NET ASSETS:
   Beginning of year..............          9,970,866         6,509,122
                                    -----------------  ----------------
   End of year....................  $      13,943,996  $      9,970,866
                                    =================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                       MSF METLIFE ASSET ALLOCATION 40      MSF METLIFE ASSET ALLOCATION 60
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                           2016               2015              2016               2015
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     24,318,874  $    (12,128,346)  $     45,829,724  $    (17,653,457)
   Net realized gains (losses).....        63,003,910         69,032,529       194,851,918        172,389,292
   Change in unrealized gains
     (losses) on investments.......      (37,738,572)       (82,639,516)     (107,870,264)      (214,455,687)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        49,584,212       (25,735,333)       132,811,378       (59,719,852)
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         3,330,977          4,132,193         7,717,010         12,634,886
   Net transfers (including fixed
     account)......................      (10,477,246)       (36,055,450)      (20,341,655)        (4,321,296)
   Contract charges................       (9,385,950)        (9,746,687)      (21,818,081)       (22,090,443)
   Transfers for contract benefits
     and terminations..............      (83,743,752)       (98,678,782)     (175,178,319)      (199,273,843)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......     (100,275,971)      (140,348,726)     (209,621,045)      (213,050,696)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............      (50,691,759)      (166,084,059)      (76,809,667)      (272,770,548)
NET ASSETS:
   Beginning of year...............     1,102,776,836      1,268,860,895     2,423,700,431      2,696,470,979
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $  1,052,085,077  $   1,102,776,836  $  2,346,890,764  $   2,423,700,431
                                     ================  =================  ================  =================

                                       MSF METLIFE ASSET ALLOCATION 80      MSF METLIFE MID CAP STOCK INDEX
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  -----------------------------------
                                           2016              2015               2016               2015
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     23,125,143  $    (19,040,806)  $       (39,836)  $        (49,527)
   Net realized gains (losses).....       170,021,329         85,979,912           417,589            517,212
   Change in unrealized gains
     (losses) on investments.......      (95,819,997)      (115,790,343)           445,856          (728,658)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        97,326,475       (48,851,237)           823,609          (260,973)
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         2,739,568          5,711,993             5,422             45,943
   Net transfers (including fixed
     account)......................      (29,240,948)       (12,352,856)         (164,673)          1,029,447
   Contract charges................      (14,356,055)       (14,465,015)          (37,905)           (32,768)
   Transfers for contract benefits
     and terminations..............      (97,166,807)      (147,495,874)         (529,899)          (408,532)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......     (138,024,242)      (168,601,752)         (727,055)            634,090
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............      (40,697,767)      (217,452,989)            96,554            373,117
NET ASSETS:
   Beginning of year...............     1,583,646,939      1,801,099,928         5,875,895          5,502,778
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $  1,542,949,172  $   1,583,646,939  $      5,972,449  $       5,875,895
                                     ================  =================  ================  =================

                                           MSF METLIFE STOCK INDEX               MSF MFS TOTAL RETURN
                                                 SUB-ACCOUNT                          SUB-ACCOUNT
                                     -----------------------------------  ----------------------------------
                                           2016              2015               2016              2015
                                     ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         66,239  $        (48,140)  $      1,533,688  $      1,382,135
   Net realized gains (losses).....         3,141,226          3,767,691         5,531,875         2,715,546
   Change in unrealized gains
     (losses) on investments.......           909,688        (4,076,282)         (375,313)       (5,286,462)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,117,153          (356,731)         6,690,250       (1,188,781)
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........            17,662            130,481           397,700           403,428
   Net transfers (including fixed
     account)......................         7,171,853          1,466,251         (398,961)         (922,809)
   Contract charges................         (226,448)          (221,583)         (503,822)         (501,814)
   Transfers for contract benefits
     and terminations..............       (4,031,525)        (4,815,566)       (7,748,340)       (9,968,513)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......         2,931,542        (3,440,417)       (8,253,423)      (10,989,708)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............         7,048,695        (3,797,148)       (1,563,173)      (12,178,489)
NET ASSETS:
   Beginning of year...............        41,518,624         45,315,772        89,837,469       102,015,958
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $     48,567,319  $      41,518,624  $     88,274,296  $     89,837,469
                                     ================  =================  ================  ================

                                               MSF MFS VALUE
                                                SUB-ACCOUNT
                                     ----------------------------------
                                           2016              2015
                                     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,854,504  $      2,780,843
   Net realized gains (losses).....        16,641,522        31,972,747
   Change in unrealized gains
     (losses) on investments.......         2,956,087      (36,871,830)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        21,452,113       (2,118,240)
                                     ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           832,780         1,173,615
   Net transfers (including fixed
     account)......................       (3,326,671)       (4,727,034)
   Contract charges................       (1,496,641)       (1,466,714)
   Transfers for contract benefits
     and terminations..............      (10,964,645)      (13,280,017)
                                     ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (14,955,177)      (18,300,150)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets..............         6,496,936      (20,418,390)
NET ASSETS:
   Beginning of year...............       172,254,488       192,672,878
                                     ----------------  ----------------
   End of year.....................  $    178,751,424  $    172,254,488
                                     ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                           MSF MSCI EAFE INDEX            MSF NEUBERGER BERMAN GENESIS
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         25,497  $         57,763  $      (447,536)  $      (509,978)
   Net realized gains (losses)....          (52,242)          (36,555)         1,287,981         1,420,840
   Change in unrealized gains
     (losses) on investments......            12,825         (171,688)         5,616,483       (1,181,992)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          (13,920)         (150,480)         6,456,928         (271,130)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........               602            20,971           120,449           142,592
   Net transfers (including fixed
     account).....................           105,887           703,715       (1,094,040)       (1,074,008)
   Contract charges...............          (29,166)          (22,989)         (190,213)         (190,227)
   Transfers for contract benefits
     and terminations.............         (114,190)         (559,420)       (2,846,597)       (3,815,078)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......          (36,867)           142,277       (4,010,401)       (4,936,721)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............          (50,787)           (8,203)         2,446,527       (5,207,851)
NET ASSETS:
   Beginning of year..............         2,544,806         2,553,009        40,330,154        45,538,005
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      2,494,019  $      2,544,806  $     42,776,681  $     40,330,154
                                    ================  ================  ================  ================

                                                                                 MSF T. ROWE PRICE
                                          MSF RUSSELL 2000 INDEX                 LARGE CAP GROWTH
                                                SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  -----------------------------------
                                          2016              2015               2016              2015
                                    ----------------  ----------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (25,166)  $       (38,992)   $      (873,949)  $      (983,448)
   Net realized gains (losses)....           291,580           418,154          8,314,534        15,311,614
   Change in unrealized gains
     (losses) on investments......           481,874         (702,482)        (7,564,472)       (8,590,497)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............           748,288         (323,320)          (123,887)         5,737,669
                                    ----------------  ----------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            22,179            25,271             93,911           223,437
   Net transfers (including fixed
     account).....................           555,382            23,730            924,344       (3,249,247)
   Contract charges...............          (32,992)          (30,578)          (268,417)         (276,287)
   Transfers for contract benefits
     and terminations.............         (582,598)         (363,696)        (4,417,259)       (5,321,229)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......          (38,029)         (345,273)        (3,667,421)       (8,623,326)
                                    ----------------  ----------------   ----------------  ----------------
     Net increase (decrease)
       in net assets..............           710,259         (668,593)        (3,791,308)       (2,885,657)
NET ASSETS:
   Beginning of year..............         4,560,702         5,229,295         63,119,491        66,005,148
                                    ----------------  ----------------   ----------------  ----------------
   End of year....................  $      5,270,961  $      4,560,702   $     59,328,183  $     63,119,491
                                    ================  ================   ================  ================

                                            MSF T. ROWE PRICE               MSF VAN ECK GLOBAL NATURAL
                                            SMALL CAP GROWTH                         RESOURCES
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (147,009)  $      (163,662)  $       (15,374)  $       (31,948)
   Net realized gains (losses)....         1,602,695         1,492,642         (356,749)         (212,002)
   Change in unrealized gains
     (losses) on investments......         (399,917)       (1,166,465)         1,837,043       (1,290,643)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............         1,055,769           162,515         1,464,920       (1,534,593)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            14,836            24,794             4,876            29,112
   Net transfers (including fixed
     account).....................         1,541,125         (122,045)         (729,921)         1,072,509
   Contract charges...............          (30,891)          (30,010)          (51,041)          (47,576)
   Transfers for contract benefits
     and terminations.............         (468,864)         (592,362)         (199,800)         (278,018)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......         1,056,206         (719,623)         (975,886)           776,027
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............         2,111,975         (557,108)           489,034         (758,566)
NET ASSETS:
   Beginning of year..............        11,167,946        11,725,054         3,455,455         4,214,021
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     13,279,921  $     11,167,946  $      3,944,489  $      3,455,455
                                    ================  ================  ================  ================

                                      MSF WESTERN ASSET MANAGEMENT
                                      STRATEGIC BOND OPPORTUNITIES
                                               SUB-ACCOUNT
                                    ----------------------------------
                                          2016              2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      1,279,613  $        239,767
   Net realized gains (losses)....           245,455             2,451
   Change in unrealized gains
     (losses) on investments......         5,920,820         (495,378)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............         7,445,888         (253,160)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           368,093             8,889
   Net transfers (including fixed
     account).....................       194,878,650           268,564
   Contract charges...............         (537,086)          (25,457)
   Transfers for contract benefits
     and terminations.............      (12,249,602)         (459,000)
                                    ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       182,460,055         (207,004)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets..............       189,905,943         (460,164)
NET ASSETS:
   Beginning of year..............         6,971,544         7,431,708
                                    ----------------  ----------------
   End of year....................  $    196,877,487  $      6,971,544
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                       MSF WESTERN ASSET MANAGEMENT
                                              U.S. GOVERNMENT                 PIMCO VIT HIGH YIELD
                                                SUB-ACCOUNT                        SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         44,946  $         22,229  $        201,568  $        236,347
   Net realized gains (losses)....          (10,240)           (3,602)          (12,610)           117,498
   Change in unrealized gains
     (losses) on investments......          (47,104)          (97,195)           358,858         (527,273)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          (12,398)          (78,568)           547,816         (173,428)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........           211,811            12,131            11,071            21,665
   Net transfers (including fixed
     account).....................         (550,343)           297,215         (201,550)          (12,236)
   Contract charges...............          (52,200)          (50,454)          (23,707)          (25,805)
   Transfers for contract benefits
     and terminations.............         (766,165)         (556,261)         (404,282)         (708,567)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......       (1,156,897)         (297,369)         (618,468)         (724,943)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............       (1,169,295)         (375,937)          (70,652)         (898,371)
NET ASSETS:
   Beginning of year..............         5,873,926         6,249,863         5,486,232         6,384,603
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      4,704,631  $      5,873,926  $      5,415,580  $      5,486,232
                                    ================  ================  ================  ================


                                         PIMCO VIT LOW DURATION              PUTNAM VT EQUITY INCOME
                                               SUB-ACCOUNT                         SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (6,909)  $        163,406  $        172,741  $        148,426
   Net realized gains (losses)....          (12,959)            19,873         1,286,804         1,440,347
   Change in unrealized gains
     (losses) on investments......             4,738         (289,348)           916,812       (2,473,149)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............          (15,130)         (106,069)         2,376,357         (884,376)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            51,140             5,334            13,236            29,397
   Net transfers (including fixed
     account).....................           526,320           642,277         (350,359)         (748,801)
   Contract charges...............          (36,363)          (35,515)          (53,699)          (56,735)
   Transfers for contract benefits
     and terminations.............         (619,117)         (810,122)       (2,075,541)       (2,785,348)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......          (78,020)         (198,026)       (2,466,363)       (3,561,487)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............          (93,150)         (304,095)          (90,006)       (4,445,863)
NET ASSETS:
   Beginning of year..............         8,388,727         8,692,822        20,986,060        25,431,923
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      8,295,577  $      8,388,727  $     20,896,054  $     20,986,060
                                    ================  ================  ================  ================


                                       PUTNAM VT MULTI-CAP GROWTH            RUSSELL AGGRESSIVE EQUITY
                                               SUB-ACCOUNT                          SUB-ACCOUNT
                                    ----------------------------------  ----------------------------------
                                          2016              2015              2016              2015
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (9,021)  $       (15,328)  $        (6,758)  $       (10,392)
   Net realized gains (losses)....           244,460           142,889           (1,102)           153,346
   Change in unrealized gains
     (losses) on investments......         (117,898)         (155,616)           202,565         (252,603)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............           117,541          (28,055)           194,705         (109,649)
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........            29,543            29,094                --                --
   Net transfers (including fixed
     account).....................          (67,078)          (25,642)           (7,418)          (58,198)
   Contract charges...............           (1,507)           (1,550)             (393)             (414)
   Transfers for contract benefits
     and terminations.............         (107,552)         (160,581)          (78,778)         (156,685)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......         (146,594)         (158,679)          (86,589)         (215,297)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
       in net assets..............          (29,053)         (186,734)           108,116         (324,946)
NET ASSETS:
   Beginning of year..............         1,949,587         2,136,321         1,208,068         1,533,014
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      1,920,534  $      1,949,587  $      1,316,184  $      1,208,068
                                    ================  ================  ================  ================


                                             RUSSELL CORE BOND
                                                SUB-ACCOUNT
                                    ----------------------------------
                                          2016             2015
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         10,419  $         59,410
   Net realized gains (losses)....           190,100            89,937
   Change in unrealized gains
     (losses) on investments......          (89,715)         (241,848)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations............           110,804          (92,501)
                                    ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........             3,360             3,360
   Net transfers (including fixed
     account).....................          (64,470)            95,956
   Contract charges...............           (1,125)           (1,218)
   Transfers for contract benefits
     and terminations.............         (563,591)         (632,091)
                                    ----------------  ----------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions......         (625,826)         (533,993)
                                    ----------------  ----------------
     Net increase (decrease)
       in net assets..............         (515,022)         (626,494)
NET ASSETS:
   Beginning of year..............         5,832,706         6,459,200
                                    ----------------  ----------------
   End of year....................  $      5,317,684  $      5,832,706
                                    ================  ================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                    RUSSELL GLOBAL REAL ESTATE SECURITIES       RUSSELL MULTI-STYLE EQUITY
                                                 SUB-ACCOUNT                            SUB-ACCOUNT
                                    --------------------------------------  -------------------------------------
                                           2016                2015               2016                2015
                                    ------------------  -----------------   -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           19,054  $           1,903   $        (24,688)  $         (45,655)
   Net realized gains (losses)....               7,594             52,204             542,272             917,877
   Change in unrealized gains
      (losses) on investments.....            (22,935)           (59,973)              87,911           (871,781)
                                    ------------------  -----------------   -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........               3,713            (5,866)             605,495                 441
                                    ------------------  -----------------   -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........                 126                126                 504                 504
   Net transfers (including fixed
      account)....................               1,493           (86,450)           (210,254)           (511,958)
   Contract charges...............               (135)              (137)             (2,010)             (2,085)
   Transfers for contract benefits
      and terminations............           (333,966)           (60,195)           (504,007)           (913,533)
                                    ------------------  -----------------   -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....           (332,482)          (146,656)           (715,767)         (1,427,072)
                                    ------------------  -----------------   -----------------  ------------------
      Net increase (decrease)
        in net assets.............           (328,769)          (152,522)           (110,272)         (1,426,631)
NET ASSETS:
   Beginning of year..............             871,485          1,024,007           7,171,525           8,598,156
                                    ------------------  -----------------   -----------------  ------------------
   End of year....................  $          542,716  $         871,485   $       7,061,253  $        7,171,525
                                    ==================  =================   =================  ==================

                                              RUSSELL NON-U.S.
                                                 SUB-ACCOUNT
                                    ------------------------------------
                                           2016               2015
                                    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          46,068  $         (6,825)
   Net realized gains (losses)....            (2,617)             38,329
   Change in unrealized gains
      (losses) on investments.....           (20,863)           (84,770)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             22,588           (53,266)
                                    -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........                210                210
   Net transfers (including fixed
      account)....................              2,093           (25,346)
   Contract charges...............              (706)              (794)
   Transfers for contract benefits
      and terminations............          (179,336)          (345,423)
                                    -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....          (177,739)          (371,353)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets.............          (155,151)          (424,619)
NET ASSETS:
   Beginning of year..............          2,661,460          3,086,079
                                    -----------------  -----------------
   End of year....................  $       2,506,309  $       2,661,460
                                    =================  =================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

         METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                OF METLIFE INSURANCE COMPANY USA
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of MetLife Insurance Company USA (the "Company"), was established by the Board of Directors of MetLife Investors Insurance Company ("MLI-MO") on February 24, 1987 to support operations of MLI-MO with respect to certain variable annuity contracts (the "Contracts"). On November 14, 2014, MLI-MO merged into the Company and the Separate Account became a Separate Account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a portion of its retail business, (the "Separation"). Additionally, on July 21, 2016, MetLife, Inc. announced that following the Separation, the separated business will be rebranded as "Brighthouse Financial." On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"), which included a description of how MetLife, Inc. currently plans to effectuate the Separation. On December 6, 2016, Brighthouse filed amendments to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that MetLife, Inc. intends to include the Company, New England Life Insurance Company, First MetLife Investors Insurance Company and MetLife Advisers, LLC ("MetLife Advisers"), among other companies, in the proposed separated business. The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. MetLife expects that the life and annuity business sold through Metropolitan Life Insurance Company will not be a part of Brighthouse Financial. The Separation remains subject to certain conditions, including, among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the Internal Revenue Service and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, and an SEC declaration of the effectiveness of the Form 10.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             Met Investors Series Trust ("MIST")*
   Insurance Funds) ("Invesco V.I.")                       Metropolitan Series Fund ("MSF")*
American Funds Insurance Series ("American Funds")         PIMCO Variable Insurance Trust ("PIMCO VIT")
Deutsche Variable Series II ("Deutsche II")                Putnam Variable Trust ("Putnam VT")
Fidelity Variable Insurance Products ("Fidelity VIP")      Russell Investment Funds ("Russell")
Franklin Templeton Variable Insurance Products Trust
   ("FTVIPT")

* See Note 5 for a discussion of additional information on related party transactions.


The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF SUB-ACCOUNTS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2016:

American Funds Global Growth Sub-Account                   MIST MetLife Asset Allocation 100 Sub-Account
American Funds Global Small Capitalization                 MIST MetLife Balanced Plus Sub-Account
   Sub-Account                                             MIST MetLife Multi-Index Targeted Risk Sub-Account
American Funds Growth Sub-Account                          MIST MetLife Small Cap Value Sub-Account (a)
Deutsche II Government & Agency Securities                 MIST MFS Research International Sub-Account (a)
   Sub-Account                                             MIST Morgan Stanley Mid Cap Growth Sub-Account (a)
Fidelity VIP Equity-Income Sub-Account (a)                 MIST Oppenheimer Global Equity Sub-Account (a)
Fidelity VIP Growth Opportunities Sub-Account              MIST PanAgora Global Diversified Risk Sub-Account
FTVIPT Templeton Foreign VIP Sub-Account (a)               MIST PIMCO Inflation Protected Bond Sub-Account
Invesco V.I. International Growth Sub-Account (a)          MIST PIMCO Total Return Sub-Account (a)
MIST AB Global Dynamic Allocation Sub-Account              MIST Pyramis Government Income Sub-Account
MIST Allianz Global Investors Dynamic Multi-Asset          MIST Pyramis Managed Risk Sub-Account
   Plus Sub-Account                                        MIST Schroders Global Multi-Asset Sub-Account
MIST American Funds Balanced Allocation                    MIST SSGA Growth and Income ETF Sub-Account
   Sub-Account                                             MIST SSGA Growth ETF Sub-Account
MIST American Funds Growth Allocation Sub-Account          MIST T. Rowe Price Large Cap Value Sub-Account (a)
MIST American Funds Growth Sub-Account                     MIST T. Rowe Price Mid Cap Growth Sub-Account (a)
MIST American Funds Moderate Allocation                    MSF Baillie Gifford International Stock Sub-Account (a)
   Sub-Account                                             MSF Barclays Aggregate Bond Index Sub-Account
MIST AQR Global Risk Balanced Sub-Account                  MSF BlackRock Bond Income Sub-Account (a)
MIST BlackRock Global Tactical Strategies                  MSF BlackRock Capital Appreciation Sub-Account
   Sub-Account                                             MSF BlackRock Ultra-Short Term Bond Sub-Account (a)
MIST BlackRock High Yield Sub-Account                      MSF Frontier Mid Cap Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account (a)            MSF Jennison Growth Sub-Account (a)
MIST ClearBridge Aggressive Growth Sub-Account (a)         MSF Loomis Sayles Small Cap Growth Sub-Account
MIST Goldman Sachs Mid Cap Value Sub-Account               MSF Met/Artisan Mid Cap Value Sub-Account
MIST Harris Oakmark International Sub-Account              MSF Met/Dimensional International Small Company
MIST Invesco Balanced-Risk Allocation Sub-Account            Sub-Account
MIST Invesco Comstock Sub-Account                          MSF Met/Wellington Core Equity Opportunities
MIST Invesco Mid Cap Value Sub-Account (a)                   Sub-Account (a)
MIST Invesco Small Cap Growth Sub-Account (a)              MSF MetLife Asset Allocation 20 Sub-Account
MIST JPMorgan Core Bond Sub-Account                        MSF MetLife Asset Allocation 40 Sub-Account
MIST JPMorgan Global Active Allocation                     MSF MetLife Asset Allocation 60 Sub-Account
   Sub-Account                                             MSF MetLife Asset Allocation 80 Sub-Account
MIST JPMorgan Small Cap Value Sub-Account                  MSF MetLife Mid Cap Stock Index Sub-Account
MIST Loomis Sayles Global Markets Sub-Account              MSF MetLife Stock Index Sub-Account (a)
MIST Met/Aberdeen Emerging Markets Equity                  MSF MFS Total Return Sub-Account (a)
   Sub-Account (a)                                         MSF MFS Value Sub-Account
MIST Met/Eaton Vance Floating Rate Sub-Account             MSF MSCI EAFE Index Sub-Account
MIST Met/Franklin Low Duration Total Return                MSF Neuberger Berman Genesis Sub-Account (a)
   Sub-Account                                             MSF Russell 2000 Index Sub-Account
MIST Met/Templeton International Bond Sub-Account          MSF T. Rowe Price Large Cap Growth Sub-Account (a)
MIST Met/Wellington Large Cap Research                     MSF T. Rowe Price Small Cap Growth Sub-Account (a)
   Sub-Account                                             MSF Van Eck Global Natural Resources Sub-Account

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUB-ACCOUNTS -- (CONCLUDED)


MSF Western Asset Management Strategic Bond              Putnam VT Multi-Cap Growth Sub-Account (a)
   Opportunities Sub-Account (a)                         Russell Aggressive Equity Sub-Account
MSF Western Asset Management U.S. Government             Russell Core Bond Sub-Account
   Sub-Account                                           Russell Global Real Estate Securities Sub-Account
PIMCO VIT High Yield Sub-Account                         Russell Multi-Style Equity Sub-Account
PIMCO VIT Low Duration Sub-Account                       Russell Non-U.S. Sub-Account
Putnam VT Equity Income Sub-Account

(a) This Sub-Account invests in two or more share classes within the underlying fund or portfolio of the Trusts.


3.  PORTFOLIO CHANGES


The following Sub-Accounts ceased operations during the year ended December 31, 2016:

MIST Lord Abbett Bond Debenture Sub-Account
MIST Pioneer Fund Sub-Account
MIST Pioneer Strategic Income Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2016:

NAME CHANGES:

Former Name                                            New Name

(MIST) MFS Emerging Markets Equity Portfolio           (MIST) Met/Aberdeen Emerging Markets Equity
                                                          Portfolio
(MIST) WMC Large Cap Research Portfolio                (MIST) Met/Wellington Large Cap Research Portfolio
(MSF) BlackRock Money Market Portfolio                 (MSF) BlackRock Ultra-Short Term Bond Portfolio
(MSF) WMC Core Equity Opportunities Portfolio          (MSF) Met/Wellington Core Equity Opportunities
                                                          Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) Lord Abbett Bond Debenture Portfolio             (MSF) Western Asset Management Strategic Bond
                                                           Opportunities Portfolio
(MIST) Pioneer Fund Portfolio                           (MSF) Met/Wellington Core Equity Opportunities
                                                           Portfolio
(MIST) Pioneer Strategic Income Portfolio               (MSF) Western Asset Management Strategic Bond
                                                           Opportunities Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION TOPIC 946.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In March 2015, the FASB issued new guidance to improve fair value measurement guidance (ASU 2015-07, FAIR VALUE MEASUREMENT (TOPIC 820): DISCLOSURE FOR INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)), effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The objective of this update is to address the diversity in practice related to how certain investments measured at NAV with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The amendments in the ASU remove the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the NAV per share practical expedient. Effective January 1, 2016, the Separate Account adopted this guidance. The adoption resulted in removal of the related disclosures in
Note 4.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

      Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2016:

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.50% - 1.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.15% - 0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                               0.15% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

      Guaranteed Minimum Income Benefit/Lifetime Income Solution -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Enhanced Death Benefit -- For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2016:

     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.80%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.25% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit/Lifetime Income Solution                                              0.35% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.50% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $0 to $25 may be deducted after twelve transfers are made in a contract year or for certain contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                            FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2016               DECEMBER 31, 2016
                                                                   ------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                   -------------   --------------    --------------   --------------
     American Funds Global Growth Sub-Account....................      4,345,661       91,201,807        13,274,151        9,495,091
     American Funds Global Small Capitalization Sub-Account......      1,284,130       23,832,482         5,868,577        2,648,791
     American Funds Growth Sub-Account...........................      1,956,559      101,008,804        14,145,773       14,889,056
     Deutsche II Government & Agency Securities Sub-Account......         27,266          328,221            18,400           68,993
     Fidelity VIP Equity-Income Sub-Account......................        276,751        5,817,968           939,858          507,878
     Fidelity VIP Growth Opportunities Sub-Account...............          3,838           76,592             3,482            5,709
     FTVIPT Templeton Foreign VIP Sub-Account....................      1,493,862       21,186,178         1,117,479        2,215,901
     Invesco V.I. International Growth Sub-Account...............        152,149        4,239,928           432,924          799,706
     MIST AB Global Dynamic Allocation Sub-Account...............      2,652,779       28,469,961         2,842,832        4,569,853
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
       Sub-Account...............................................         35,893          379,398            91,377           50,491
     MIST American Funds Balanced Allocation Sub-Account.........     23,195,161      206,753,973        31,606,134       24,254,202
     MIST American Funds Growth Allocation Sub-Account...........     27,141,486      236,050,839        34,877,912       25,358,149
     MIST American Funds Growth Sub-Account......................      3,141,522       29,250,801         9,497,133        4,912,893
     MIST American Funds Moderate Allocation Sub-Account.........     11,156,923      101,371,883        13,607,649       11,600,756
     MIST AQR Global Risk Balanced Sub-Account...................      1,087,554       11,579,066           872,511        1,923,343
     MIST BlackRock Global Tactical Strategies Sub-Account.......      5,894,200       60,014,171         8,876,084        8,162,725
     MIST BlackRock High Yield Sub-Account.......................      1,888,958       15,280,978         1,802,509        2,717,857
     MIST Clarion Global Real Estate Sub-Account.................      2,690,370       32,122,624         2,292,667        4,183,329
     MIST ClearBridge Aggressive Growth Sub-Account..............      5,506,713       50,259,583         2,813,694       14,697,659
     MIST Goldman Sachs Mid Cap Value Sub-Account................      1,380,263       18,137,863         1,891,165        1,754,787
     MIST Harris Oakmark International Sub-Account...............      4,577,571       65,143,285         6,832,814        7,582,054
     MIST Invesco Balanced-Risk Allocation Sub-Account...........      1,553,454       15,997,629         2,425,355        3,541,780
     MIST Invesco Comstock Sub-Account...........................      7,831,652       83,286,046        12,230,147       14,273,197
     MIST Invesco Mid Cap Value Sub-Account......................      8,827,695      161,747,349        11,035,135       17,580,277
     MIST Invesco Small Cap Growth Sub-Account...................      3,665,258       51,931,420         9,455,058        7,028,877
     MIST JPMorgan Core Bond Sub-Account.........................      1,272,886       13,293,124         2,236,704        3,158,609
     MIST JPMorgan Global Active Allocation Sub-Account..........      1,348,298       14,813,659         2,089,178        1,699,240
     MIST JPMorgan Small Cap Value Sub-Account...................        512,366        7,119,007         1,131,082        1,312,889
     MIST Loomis Sayles Global Markets Sub-Account...............        757,118        9,650,183         1,463,386        3,470,016
     MIST Met/Aberdeen Emerging Markets Equity Sub-Account.......      4,351,881       44,345,898         2,671,838        6,761,728
     MIST Met/Eaton Vance Floating Rate Sub-Account..............        334,933        3,448,083           748,329          924,381
     MIST Met/Franklin Low Duration Total Return Sub-Account.....      3,166,258       31,310,718         3,030,131        4,502,434
     MIST Met/Templeton International Bond Sub-Account...........        475,470        5,369,476           466,602          520,129
     MIST Met/Wellington Large Cap Research Sub-Account..........        578,713        5,909,684         1,292,819        1,022,216
     MIST MetLife Asset Allocation 100 Sub-Account...............     13,381,958      128,573,736        25,286,622       23,915,742
     MIST MetLife Balanced Plus Sub-Account......................     11,574,843      122,409,535         9,441,911       11,215,705
     MIST MetLife Multi-Index Targeted Risk Sub-Account..........        491,379        5,925,612         1,657,439        1,900,076
     MIST MetLife Small Cap Value Sub-Account....................      3,052,025       43,891,445         2,995,679        7,499,934
     MIST MFS Research International Sub-Account.................      9,791,711      109,975,042         3,503,007        8,709,784
     MIST Morgan Stanley Mid Cap Growth Sub-Account..............      3,498,636       33,680,320         1,214,993        4,857,517
     MIST Oppenheimer Global Equity Sub-Account..................      2,161,581       36,429,855         3,413,443        3,611,932
     MIST PanAgora Global Diversified Risk Sub-Account...........        104,975        1,135,271         1,263,015          214,725
     MIST PIMCO Inflation Protected Bond Sub-Account.............      8,311,521       89,663,650         2,001,436        9,037,459
     MIST PIMCO Total Return Sub-Account.........................     34,344,644      398,498,109        17,080,588       43,422,426
     MIST Pyramis Government Income Sub-Account..................        548,335        5,930,776         2,734,235        2,032,098
     MIST Pyramis Managed Risk Sub-Account.......................        651,370        7,113,314           600,248        1,351,714
     MIST Schroders Global Multi-Asset Sub-Account...............        651,870        7,188,390           855,693        1,909,819
     MIST SSGA Growth and Income ETF Sub-Account.................     12,404,955      136,371,880        12,112,961       14,233,702
     MIST SSGA Growth ETF Sub-Account............................      4,108,233       44,849,145         4,687,560        5,592,269
     MIST T. Rowe Price Large Cap Value Sub-Account..............     16,181,322      405,035,729        80,977,978       74,915,928
     MIST T. Rowe Price Mid Cap Growth Sub-Account...............      7,366,706       66,988,963        14,484,395       11,509,097
     MSF Baillie Gifford International Stock Sub-Account.........      1,506,686       14,718,734           708,814        2,192,753
     MSF Barclays Aggregate Bond Index Sub-Account...............        566,828        6,155,657         2,943,949        2,408,489
     MSF BlackRock Bond Income Sub-Account.......................        896,039       94,480,437        12,375,970       11,737,158
     MSF BlackRock Capital Appreciation Sub-Account..............        290,655        7,480,619         1,150,780        1,432,352

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                          FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2016             DECEMBER 31, 2016
                                                                   ------------------------------   -------------------------------
                                                                                                       COST OF          PROCEEDS
                                                                       SHARES         COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    -------------   -------------    --------------
     MSF BlackRock Ultra-Short Term Bond Sub-Account.............        661,005       66,104,699      30,984,463       37,086,255
     MSF Frontier Mid Cap Growth Sub-Account.....................        279,598        8,242,413       1,162,945        1,167,923
     MSF Jennison Growth Sub-Account.............................      8,779,415      108,312,682      17,412,905       16,165,363
     MSF Loomis Sayles Small Cap Growth Sub-Account..............      1,236,473       13,022,285       2,001,854        1,539,828
     MSF Met/Artisan Mid Cap Value Sub-Account...................        157,592       34,108,913       4,634,896        4,587,520
     MSF Met/Dimensional International Small Company
       Sub-Account...............................................        367,865        5,021,992       2,429,718        1,547,487
     MSF Met/Wellington Core Equity Opportunities Sub-Account....      8,954,083      256,191,411      96,076,495       28,480,038
     MSF MetLife Asset Allocation 20 Sub-Account.................      1,315,476       14,512,358      12,708,635        8,333,972
     MSF MetLife Asset Allocation 40 Sub-Account.................     93,518,680    1,126,309,419     111,907,854      117,732,631
     MSF MetLife Asset Allocation 60 Sub-Account.................    200,760,550    2,551,599,346     290,605,594      240,021,166
     MSF MetLife Asset Allocation 80 Sub-Account.................    120,542,909    1,667,514,302     231,712,433      164,063,880
     MSF MetLife Mid Cap Stock Index Sub-Account.................        322,490        5,324,551       1,102,189        1,465,326
     MSF MetLife Stock Index Sub-Account.........................      1,094,290       38,649,131      11,097,966        6,100,150
     MSF MFS Total Return Sub-Account............................        524,399       72,058,212       7,082,558       10,070,173
     MSF MFS Value Sub-Account...................................     11,806,577      167,909,003      22,169,911       19,529,257
     MSF MSCI EAFE Index Sub-Account.............................        213,901        2,633,140         619,794          631,179
     MSF Neuberger Berman Genesis Sub-Account....................      2,025,370       29,087,931         724,595        5,182,550
     MSF Russell 2000 Index Sub-Account..........................        267,566        4,635,344       1,416,147        1,216,409
     MSF T. Rowe Price Large Cap Growth Sub-Account..............      2,983,679       53,236,077      10,599,538        7,797,427
     MSF T. Rowe Price Small Cap Growth Sub-Account..............        647,237       10,793,867       3,264,503          913,592
     MSF Van Eck Global Natural Resources Sub-Account............        365,574        4,446,305         349,055        1,340,323
     MSF Western Asset Management Strategic Bond Opportunities
       Sub-Account...............................................     14,790,159      191,197,938     203,971,498       20,231,599
     MSF Western Asset Management U.S. Government
       Sub-Account...............................................        402,802        4,827,053         816,744        1,928,697
     PIMCO VIT High Yield Sub-Account............................        698,791        5,293,476         616,467        1,033,382
     PIMCO VIT Low Duration Sub-Account..........................        810,120        8,398,567       1,049,608        1,134,540
     Putnam VT Equity Income Sub-Account.........................        885,806       12,732,195         786,142        2,718,001
     Putnam VT Multi-Cap Growth Sub-Account......................         57,875        1,264,384         242,846          218,557
     Russell Aggressive Equity Sub-Account.......................         86,535        1,170,370          63,982          156,691
     Russell Core Bond Sub-Account...............................        525,464        5,427,317         545,822        1,008,415
     Russell Global Real Estate Securities Sub-Account...........         38,766          575,485          80,926          377,429
     Russell Multi-Style Equity Sub-Account......................        413,423        6,297,696         676,107          972,085
     Russell Non-U.S. Sub-Account................................        224,781        2,494,346         180,513          312,198


          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                        AMERICAN FUNDS                AMERICAN FUNDS                 AMERICAN FUNDS
                                         GLOBAL GROWTH          GLOBAL SMALL CAPITALIZATION              GROWTH
                                          SUB-ACCOUNT                   SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  -----------------------------  -----------------------------
                                     2016            2015           2016           2015            2016           2015
                                 -------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year........      2,439,297      2,751,181        661,511         715,805         452,298        514,976
Units issued and transferred
   from other funding options..        196,171        115,002         57,550          74,179          20,646         18,977
Units redeemed and transferred
   to other funding options....      (310,243)      (426,886)       (90,128)       (128,473)        (60,482)       (81,655)
                                 -------------  -------------  -------------  --------------  --------------  -------------
Units end of year..............      2,325,225      2,439,297        628,933         661,511         412,462        452,298
                                 =============  =============  =============  ==============  ==============  =============


                                    DEUTSCHE II GOVERNMENT &             FIDELITY VIP                   FIDELITY VIP
                                        AGENCY SECURITIES                EQUITY-INCOME              GROWTH OPPORTUNITIES
                                           SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 ------------------------------  -----------------------------  -----------------------------
                                      2016            2015            2016           2015            2016           2015
                                 --------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year........          20,500          22,588         237,912        281,896          7,249           8,443
Units issued and transferred
   from other funding options..             585           1,733          24,290          5,384             60               8
Units redeemed and transferred
   to other funding options....         (3,777)         (3,821)        (21,341)       (49,368)          (268)         (1,202)
                                 --------------  --------------  --------------  -------------  -------------  --------------
Units end of year..............          17,308          20,500         240,861        237,912          7,041           7,249
                                 ==============  ==============  ==============  =============  =============  ==============

                                       FTVIPT TEMPLETON                 INVESCO V.I.              MIST AB GLOBAL DYNAMIC
                                          FOREIGN VIP               INTERNATIONAL GROWTH                ALLOCATION
                                          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 -----------------------------  -----------------------------  ----------------------------
                                      2016           2015            2016           2015           2016            2015
                                 -------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year........      1,344,591       1,411,437         248,546        263,969      2,509,143      2,654,329
Units issued and transferred
   from other funding options..         58,789         109,161          21,140         26,230        233,440        154,736
Units redeemed and transferred
   to other funding options....      (156,161)       (176,007)        (38,920)       (41,653)      (405,269)      (299,922)
                                 -------------  --------------  --------------  -------------  -------------  -------------
Units end of year..............      1,247,219       1,344,591         230,766        248,546      2,337,314      2,509,143
                                 =============  ==============  ==============  =============  =============  =============


                                 MIST ALLIANZ GLOBAL INVESTORS        MIST AMERICAN FUNDS            MIST AMERICAN FUNDS
                                   DYNAMIC MULTI-ASSET PLUS           BALANCED ALLOCATION             GROWTH ALLOCATION
                                          SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                 ------------------------------  -----------------------------  -----------------------------
                                      2016           2015             2016           2015            2016           2015
                                 --------------  -------------   -------------  --------------  --------------  -------------

Units beginning of year........         325,715        158,597      17,709,534      19,698,968      19,442,122     20,467,140
Units issued and transferred
   from other funding options..          89,793        189,367       1,077,545         919,386         934,737      1,708,418
Units redeemed and transferred
   to other funding options....        (46,605)       (22,249)     (1,964,184)     (2,908,820)     (2,053,278)    (2,733,436)
                                 --------------  -------------   -------------  --------------  --------------  -------------
Units end of year..............         368,903        325,715      16,822,895      17,709,534      18,323,581     19,442,122
                                 ==============  =============   =============  ==============  ==============  =============

                                      MIST AMERICAN FUNDS          MIST AMERICAN FUNDS                  MIST AQR
                                            GROWTH                 MODERATE ALLOCATION            GLOBAL RISK BALANCED
                                          SUB-ACCOUNT                  SUB-ACCOUNT                     SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ------------------------------
                                      2016           2015          2016           2015            2016            2015
                                 -------------  -------------  -------------  -------------  --------------  --------------

Units beginning of year........      2,207,865      2,298,588      8,704,425      9,534,377       1,002,811       1,180,403
Units issued and transferred
   from other funding options..        208,845        354,560        451,582        313,603          97,426         140,416
Units redeemed and transferred
   to other funding options....      (388,382)      (445,283)      (871,774)    (1,143,555)       (182,991)       (318,008)
                                 -------------  -------------  -------------  -------------  --------------  --------------
Units end of year..............      2,028,328      2,207,865      8,284,233      8,704,425         917,246       1,002,811
                                 =============  =============  =============  =============  ==============  ==============


                                       MIST BLACKROCK                  MIST BLACKROCK               MIST CLARION GLOBAL
                                 GLOBAL TACTICAL STRATEGIES              HIGH YIELD                     REAL ESTATE
                                         SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ------------------------------  ----------------------------
                                     2016           2015            2016            2015            2016           2015
                                 -------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year........      5,126,239      5,433,425         577,469         609,988      1,794,608      2,046,417
Units issued and transferred
   from other funding options..        364,688        525,278          94,107          55,030        142,490        119,627
Units redeemed and transferred
   to other funding options....      (730,985)      (832,464)       (159,414)        (87,549)      (248,107)      (371,436)
                                 -------------  -------------  --------------  --------------  -------------  -------------
Units end of year..............      4,759,942      5,126,239         512,162         577,469      1,688,991      1,794,608
                                 =============  =============  ==============  ==============  =============  =============

                                      MIST CLEARBRIDGE                MIST GOLDMAN                 MIST HARRIS OAKMARK
                                      AGGRESSIVE GROWTH            SACHS MID CAP VALUE                INTERNATIONAL
                                         SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
                                 ----------------------------  ----------------------------  -----------------------------
                                     2016           2015           2016           2015            2016            2015
                                 -------------  -------------  -------------  -------------  --------------  -------------

Units beginning of year........      6,631,372      7,869,613        722,802        808,735       2,612,481      2,546,821
Units issued and transferred
   from other funding options..        411,865        472,117         47,450         59,017         179,153        526,430
Units redeemed and transferred
   to other funding options....    (1,215,256)    (1,710,358)       (89,380)      (144,950)       (384,985)      (460,770)
                                 -------------  -------------  -------------  -------------  --------------  -------------
Units end of year..............      5,827,981      6,631,372        680,872        722,802       2,406,649      2,612,481
                                 =============  =============  =============  =============  ==============  =============


                                   MIST INVESCO BALANCED-RISK
                                           ALLOCATION                MIST INVESCO COMSTOCK     MIST INVESCO MID CAP VALUE
                                           SUB-ACCOUNT                    SUB-ACCOUNT                  SUB-ACCOUNT
                                 ------------------------------  ----------------------------  ----------------------------
                                      2016            2015            2016           2015          2016           2015
                                 --------------  --------------  -------------  -------------  -------------  -------------

Units beginning of year........      14,933,512      16,687,571      6,794,241      7,316,140      4,441,107      4,980,428
Units issued and transferred
   from other funding options..       2,528,998       2,096,835        326,921        572,166        241,333        179,498
Units redeemed and transferred
   to other funding options....     (3,537,534)     (3,850,894)    (1,035,251)    (1,094,065)      (587,738)      (718,819)
                                 --------------  --------------  -------------  -------------  -------------  -------------
Units end of year..............      13,924,976      14,933,512      6,085,911      6,794,241      4,094,702      4,441,107
                                 ==============  ==============  =============  =============  =============  =============


          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                         MIST INVESCO                  MIST JPMORGAN                MIST JPMORGAN
                                       SMALL CAP GROWTH                  CORE BOND            GLOBAL ACTIVE ALLOCATION
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      2,013,774      2,146,901      1,289,783      1,276,456     11,943,206     10,177,694
Units issued and transferred
   from other funding options..         96,541        206,964        245,940        287,379      1,530,938      3,280,055
Units redeemed and transferred
   to other funding options....      (318,462)      (340,091)      (343,405)      (274,052)    (1,523,216)    (1,514,543)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      1,791,853      2,013,774      1,192,318      1,289,783     11,950,928     11,943,206
                                 =============  =============  =============  =============  =============  =============


                                         MIST JPMORGAN             MIST LOOMIS SAYLES              MIST MET/ABERDEEN
                                        SMALL CAP VALUE              GLOBAL MARKETS             EMERGING MARKETS EQUITY
                                          SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016            2015           2016          2015            2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        405,607        445,880        792,857        864,355      4,322,870      4,494,197
Units issued and transferred
   from other funding options..         37,600         30,983         66,901        103,967        443,695        681,968
Units redeemed and transferred
   to other funding options....       (72,890)       (71,256)      (208,129)      (175,465)      (827,061)      (853,295)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        370,317        405,607        651,629        792,857      3,939,504      4,322,870
                                 =============  =============  =============  =============  =============  =============

                                         MIST MET/EATON                MIST MET/FRANKLIN            MIST MET/TEMPLETON
                                       VANCE FLOATING RATE         LOW DURATION TOTAL RETURN        INTERNATIONAL BOND
                                           SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                 ------------------------------  -----------------------------  ----------------------------
                                      2016            2015            2016           2015           2016           2015
                                 --------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year........         325,945         375,721       3,199,892      3,042,569        363,028        375,394
Units issued and transferred
   from other funding options..          65,486          31,260         392,039        776,237         52,206         49,285
Units redeemed and transferred
   to other funding options....        (89,085)        (81,036)       (598,841)      (618,914)       (53,779)       (61,651)
                                 --------------  --------------  --------------  -------------  -------------  -------------
Units end of year..............         302,346         325,945       2,993,090      3,199,892        361,455        363,028
                                 ==============  ==============  ==============  =============  =============  =============


                                      MIST MET/WELLINGTON           MIST METLIFE ASSET
                                      LARGE CAP RESEARCH              ALLOCATION 100           MIST METLIFE BALANCED PLUS
                                          SUB-ACCOUNT                   SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  -----------------------------  -----------------------------
                                      2016           2015           2016           2015            2016           2015
                                 -------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year........        440,038        469,413     10,516,473      11,741,945      9,868,677      10,108,081
Units issued and transferred
   from other funding options..         43,222         37,462        250,939         248,704        556,160         857,190
Units redeemed and transferred
   to other funding options....       (62,147)       (66,837)    (1,535,777)     (1,474,176)      (984,318)     (1,096,594)
                                 -------------  -------------  -------------  --------------  -------------  --------------
Units end of year..............        421,113        440,038      9,231,635      10,516,473      9,440,519       9,868,677
                                 =============  =============  =============  ==============  =============  ==============

                                        MIST METLIFE
                                         MULTI-INDEX                   MIST METLIFE               MIST MFS RESEARCH
                                        TARGETED RISK                 SMALL CAP VALUE               INTERNATIONAL
                                         SUB-ACCOUNT                    SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016           2015            2016           2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      3,142,871        632,711      1,932,375      2,229,469      6,494,721      7,049,593
Units issued and transferred
   from other funding options..        982,330      2,709,109        108,911        125,691        385,163        490,895
Units redeemed and transferred
   to other funding options....    (1,327,765)      (198,949)      (337,372)      (422,785)      (745,662)    (1,045,767)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      2,797,436      3,142,871      1,703,914      1,932,375      6,134,222      6,494,721
                                 =============  =============  =============  =============  =============  =============



                                     MIST MORGAN STANLEY              MIST OPPENHEIMER               MIST PANAGORA
                                       MID CAP GROWTH                   GLOBAL EQUITY           GLOBAL DIVERSIFIED RISK
                                         SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  -----------------------------  ----------------------------
                                     2016           2015            2016            2015           2016          2015
                                 -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year........      3,072,912      3,399,968       2,485,407      2,653,328         83,104         88,081
Units issued and transferred
   from other funding options..        200,437        165,461         139,765        233,677      1,225,382         30,973
Units redeemed and transferred
   to other funding options....      (373,529)      (492,517)       (249,219)      (401,598)      (284,240)       (35,950)
                                 -------------  -------------  --------------  -------------  -------------  -------------
Units end of year..............      2,899,820      3,072,912       2,375,953      2,485,407      1,024,246         83,104
                                 =============  =============  ==============  =============  =============  =============

                                          MIST PIMCO                    MIST PIMCO                  MIST PYRAMIS
                                   INFLATION PROTECTED BOND            TOTAL RETURN               GOVERNMENT INCOME
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      5,839,782      6,336,733     22,440,680     24,952,895        467,757        451,201
Units issued and transferred
   from other funding options..        380,898        500,649      1,532,515      1,366,625        264,074        172,219
Units redeemed and transferred
   to other funding options....      (792,044)      (997,600)    (3,276,585)    (3,878,840)      (208,579)      (155,663)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      5,428,636      5,839,782     20,696,610     22,440,680        523,252        467,757
                                 =============  =============  =============  =============  =============  =============


                                         MIST PYRAMIS                MIST SCHRODERS                    MIST SSGA
                                         MANAGED RISK              GLOBAL MULTI-ASSET            GROWTH AND INCOME ETF
                                          SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016            2015           2016          2015            2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        693,897        515,673      6,949,271      7,987,625      9,555,148     10,537,079
Units issued and transferred
   from other funding options..         64,517        273,307        565,681        921,965        175,447        242,278
Units redeemed and transferred
   to other funding options....      (127,041)       (95,083)    (1,515,603)    (1,960,319)      (949,036)    (1,224,209)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        631,373        693,897      5,999,349      6,949,271      8,781,559      9,555,148
                                 =============  =============  =============  =============  =============  =============


          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                          MIST SSGA                 MIST T. ROWE PRICE           MIST T. ROWE PRICE
                                         GROWTH ETF                   LARGE CAP VALUE              MID CAP GROWTH
                                         SUB-ACCOUNT                    SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016           2015            2016           2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      3,298,669      3,836,551      6,924,886      7,848,070      4,314,401      4,901,860
Units issued and transferred
   from other funding options..         77,060        208,983        190,182        217,068        328,230        316,900
Units redeemed and transferred
   to other funding options....      (365,337)      (746,865)      (960,137)    (1,140,252)      (725,023)      (904,359)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      3,010,392      3,298,669      6,154,931      6,924,886      3,917,608      4,314,401
                                 =============  =============  =============  =============  =============  =============


                                     MSF BAILLIE GIFFORD               MSF BARCLAYS                   MSF BLACKROCK
                                     INTERNATIONAL STOCK           AGGREGATE BOND INDEX                BOND INCOME
                                         SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  -----------------------------  ----------------------------
                                     2016           2015           2016            2015            2016          2015
                                 -------------  -------------  -------------  --------------  -------------  -------------

Units beginning of year........      1,337,151      1,494,334        333,816         288,515      1,351,726      1,410,212
Units issued and transferred
   from other funding options..         79,941        112,718        194,433         213,098        241,861        147,883
Units redeemed and transferred
   to other funding options....      (193,767)      (269,901)      (166,579)       (167,797)      (254,125)      (206,369)
                                 -------------  -------------  -------------  --------------  -------------  -------------
Units end of year..............      1,223,325      1,337,151        361,670         333,816      1,339,462      1,351,726
                                 =============  =============  =============  ==============  =============  =============


                                         MSF BLACKROCK                 MSF BLACKROCK                MSF FRONTIER
                                     CAPITAL APPRECIATION          ULTRA-SHORT TERM BOND           MID CAP GROWTH
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      1,769,864      1,975,533      7,501,150      8,144,077        451,098        512,550
Units issued and transferred
   from other funding options..         37,560         49,019      3,947,368      3,798,595         17,119         20,042
Units redeemed and transferred
   to other funding options....      (364,411)      (254,688)    (4,477,482)    (4,441,522)       (63,974)       (81,494)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      1,443,013      1,769,864      6,971,036      7,501,150        404,243        451,098
                                 =============  =============  =============  =============  =============  =============


                                                                       MSF LOOMIS
                                         MSF JENNISON                 SAYLES SMALL                  MSF MET/ARTISAN
                                            GROWTH                     CAP GROWTH                    MID CAP VALUE
                                          SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016            2015           2016          2015            2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      7,555,728      8,732,588        821,988        920,263      1,752,245      1,977,751
Units issued and transferred
   from other funding options..        399,910        306,769         52,757         55,456         64,648         77,017
Units redeemed and transferred
   to other funding options....    (1,149,115)    (1,483,629)      (108,288)      (153,731)      (233,782)      (302,523)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      6,806,523      7,555,728        766,457        821,988      1,583,111      1,752,245
                                 =============  =============  =============  =============  =============  =============

                                      MSF MET/DIMENSIONAL
                                         INTERNATIONAL               MSF MET/WELLINGTON                 MSF METLIFE
                                         SMALL COMPANY            CORE EQUITY OPPORTUNITIES         ASSET ALLOCATION 20
                                          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 -----------------------------  -----------------------------  -----------------------------
                                      2016           2015            2016            2015           2016           2015
                                 -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year........        190,177         177,587       8,189,551      9,536,001        717,455         459,058
Units issued and transferred
   from other funding options..        112,380          41,656       1,980,773        144,994        885,103         629,030
Units redeemed and transferred
   to other funding options....       (80,877)        (29,066)     (1,162,495)    (1,491,444)      (634,960)       (370,633)
                                 -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..............        221,680         190,177       9,007,829      8,189,551        967,598         717,455
                                 =============  ==============  ==============  =============  =============  ==============



                                          MSF METLIFE                    MSF METLIFE                    MSF METLIFE
                                      ASSET ALLOCATION 40            ASSET ALLOCATION 60            ASSET ALLOCATION 80
                                          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 -----------------------------  -----------------------------  -----------------------------
                                      2016           2015            2016           2015            2016           2015
                                 -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year........     75,171,316      84,501,252     155,063,013    168,298,033    102,900,180     113,396,391
Units issued and transferred
   from other funding options..      1,463,519       1,437,310       2,299,734      3,842,198      1,551,054       2,699,816
Units redeemed and transferred
   to other funding options....    (8,204,593)    (10,767,246)    (15,580,329)   (17,077,218)   (10,414,102)    (13,196,027)
                                 -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..............     68,430,242      75,171,316     141,782,418    155,063,013     94,037,132     102,900,180
                                 =============  ==============  ==============  =============  =============  ==============

                                          MSF METLIFE                   MSF METLIFE
                                      MID CAP STOCK INDEX               STOCK INDEX             MSF MFS TOTAL RETURN
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        238,711        215,497      2,202,886      2,387,218      2,072,502      2,313,121
Units issued and transferred
   from other funding options..         27,735         67,320        476,403        222,657         58,174         66,115
Units redeemed and transferred
   to other funding options....       (60,246)       (44,106)      (336,427)      (406,989)      (246,754)      (306,734)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        206,200        238,711      2,342,862      2,202,886      1,883,922      2,072,502
                                 =============  =============  =============  =============  =============  =============


                                            MSF MFS                     MSF MSCI                     MSF NEUBERGER
                                             VALUE                     EAFE INDEX                   BERMAN GENESIS
                                          SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016            2015           2016          2015            2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........      6,742,392      7,443,156        192,876        186,586      1,787,234      2,001,920
Units issued and transferred
   from other funding options..        343,026        291,884         50,080         83,280         55,694         74,448
Units redeemed and transferred
   to other funding options....      (881,255)      (992,648)       (51,996)       (76,990)      (220,742)      (289,134)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............      6,204,163      6,742,392        190,960        192,876      1,622,186      1,787,234
                                 =============  =============  =============  =============  =============  =============


          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                                                     MSF T. ROWE PRICE            MSF T. ROWE PRICE
                                    MSF RUSSELL 2000 INDEX           LARGE CAP GROWTH             SMALL CAP GROWTH
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        190,582        206,428      2,826,823      3,204,113        354,053        375,563
Units issued and transferred
   from other funding options..         51,042         36,441        269,706        327,989         57,570         14,696
Units redeemed and transferred
   to other funding options....       (57,087)       (52,287)      (448,213)      (705,279)       (28,314)       (36,206)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        184,537        190,582      2,648,316      2,826,823        383,309        354,053
                                 =============  =============  =============  =============  =============  =============


                                                                     MSF WESTERN ASSET             MSF WESTERN ASSET
                                      MSF VAN ECK GLOBAL                MANAGEMENT                    MANAGEMENT
                                       NATURAL RESOURCES       STRATEGIC BOND OPPORTUNITIES         U.S. GOVERNMENT
                                          SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT
                                 ----------------------------  -----------------------------  ----------------------------
                                      2016           2015           2016           2015           2016           2015
                                 -------------  -------------  -------------  -------------   -------------  -------------

Units beginning of year........        369,982        301,045        242,504        247,927         346,447        363,586
Units issued and transferred
   from other funding options..         50,758        154,630      6,612,742         31,610          92,763         49,971
Units redeemed and transferred
   to other funding options....      (124,329)       (85,693)      (710,685)       (37,033)       (157,563)       (67,110)
                                 -------------  -------------  -------------  -------------   -------------  -------------
Units end of year..............        296,411        369,982      6,144,561        242,504         281,647        346,447
                                 =============  =============  =============  =============   =============  =============

                                           PIMCO VIT                     PIMCO VIT                    PUTNAM VT
                                          HIGH YIELD                   LOW DURATION                 EQUITY INCOME
                                          SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                      2016           2015          2016            2015          2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        276,491        311,582        568,417        580,004        784,971        910,786
Units issued and transferred
   from other funding options..         17,905         27,012         68,868         65,867          3,346         11,920
Units redeemed and transferred
   to other funding options....       (48,186)       (62,103)       (71,184)       (77,454)       (93,086)      (137,735)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        246,210        276,491        566,101        568,417        695,231        784,971
                                 =============  =============  =============  =============  =============  =============


                                           PUTNAM VT                     RUSSELL                        RUSSELL
                                       MULTI-CAP GROWTH             AGGRESSIVE EQUITY                  CORE BOND
                                          SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
                                 ----------------------------  ----------------------------  ----------------------------
                                     2016            2015           2016          2015            2016           2015
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         91,294         98,391         63,858         74,169        299,764        326,880
Units issued and transferred
   from other funding options..          2,514          4,349          3,206          2,253         15,699          7,675
Units redeemed and transferred
   to other funding options....        (9,549)       (11,446)        (7,606)       (12,564)       (46,654)       (34,791)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         84,259         91,294         59,458         63,858        268,809        299,764
                                 =============  =============  =============  =============  =============  =============

                                                RUSSELL                          RUSSELL                          RUSSELL
                                     GLOBAL REAL ESTATE SECURITIES         MULTI-STYLE EQUITY                    NON-U.S.
                                              SUB-ACCOUNT                      SUB-ACCOUNT                      SUB-ACCOUNT
                                    -------------------------------  -------------------------------  ------------------------------
                                         2016             2015            2016             2015            2016            2015
                                    --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year...........          24,060           27,947         360,251          430,624         162,224         183,050
Units issued and transferred
   from other funding options.....             934              187           8,527           14,671           7,762           5,777
Units redeemed and transferred
   to other funding options.......        (10,245)          (4,074)        (43,647)         (85,044)        (18,639)        (26,603)
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year.................          14,749           24,060         325,131          360,251         151,347         162,224
                                    ==============  ===============  ==============  ===============  ==============  ==============


          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2016:

                                                      AS OF DECEMBER 31
                                       ----------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO           NET
                                           UNITS        HIGHEST ($)      ASSETS ($)
                                       ------------  ----------------  --------------
  American Funds Global          2016     2,325,225     36.46 - 45.71     103,643,942
     Growth Sub-Account          2015     2,439,297     36.93 - 45.77     108,934,361
                                 2014     2,751,181     35.19 - 43.13     115,995,281
                                 2013     2,956,878     35.06 - 42.47     122,929,858
                                 2012     3,288,744     27.66 - 33.12     106,822,886

  American Funds Global Small    2016       628,933     33.37 - 41.36      25,322,977
     Capitalization Sub-Account  2015       661,511     33.31 - 40.82      26,320,768
                                 2014       715,805     33.86 - 41.02      28,663,774
                                 2013       749,861     33.79 - 40.47      29,677,012
                                 2012       834,626     26.85 - 31.78      25,978,567

  American Funds Growth          2016       412,462   228.20 - 333.19     130,932,854
     Sub-Account                 2015       452,298   212.42 - 306.61     132,364,951
                                 2014       514,976   202.60 - 289.09     142,491,652
                                 2013       574,333   190.29 - 268.43     147,932,755
                                 2012       647,004   149.07 - 207.87     129,432,083

  Deutsche II Government &       2016        17,308     16.70 - 17.78         306,704
     Agency Securities           2015        20,500     16.80 - 17.82         363,287
     Sub-Account                 2014        22,588     17.11 - 18.08         406,056
                                 2013        27,802     16.55 - 17.41         482,012
                                 2012        38,203     17.38 - 18.21         693,006

  Fidelity VIP Equity-Income     2016       240,861     20.48 - 91.99       5,954,992
     Sub-Account                 2015       237,912     17.72 - 79.17       5,093,334
                                 2014       281,896     18.84 - 83.76       6,294,477
                                 2013       284,993     17.68 - 78.22       6,033,100
                                 2012       296,910     14.08 - 61.99       5,082,102

  Fidelity VIP Growth            2016         7,041     16.93 - 17.02         119,170
     Opportunities Sub-Account   2015         7,249     17.11 - 17.20         124,010
                                 2014         8,443     16.43 - 16.52         138,688
                                 2013         8,546     14.85 - 14.93         126,880
                                 2012        10,011     10.92 - 10.98         109,300

  FTVIPT Templeton Foreign       2016     1,247,219     13.71 - 35.70      20,418,848
     VIP Sub-Account             2015     1,344,591     13.03 - 33.74      20,859,605
                                 2014     1,411,437     14.19 - 36.56      23,774,489
                                 2013     1,554,373     16.25 - 41.67      30,101,114
                                 2012     1,747,933     13.46 - 34.33      28,052,934

  Invesco V.I. International     2016       230,766     14.02 - 29.85       4,956,521
     Growth Sub-Account          2015       248,546     14.20 - 30.45       5,437,676
                                 2014       263,969     14.66 - 31.68       5,988,396
                                 2013       283,154     14.74 - 32.07       6,558,263
                                 2012       317,002     12.49 - 27.37       6,259,165

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  American Funds Global          2016      0.91          0.75 - 1.90      (1.27) - (0.13)
     Growth Sub-Account          2015      0.98          0.75 - 1.90          4.92 - 6.14
                                 2014      1.15          0.75 - 1.90          0.39 - 1.55
                                 2013      1.23          0.75 - 1.90        26.75 - 28.21
                                 2012      0.89          0.75 - 1.90        20.24 - 21.64

  American Funds Global Small    2016      0.25          0.75 - 1.90          0.18 - 1.34
     Capitalization Sub-Account  2015        --          0.75 - 1.90      (1.62) - (0.48)
                                 2014      0.12          0.75 - 1.90          0.20 - 1.36
                                 2013      0.87          0.75 - 1.90        25.87 - 27.32
                                 2012      1.34          0.75 - 1.90        15.94 - 17.29

  American Funds Growth          2016      0.76          0.75 - 1.90          7.43 - 8.67
     Sub-Account                 2015      0.58          0.75 - 1.90          4.85 - 6.06
                                 2014      0.78          0.75 - 1.90          6.47 - 7.70
                                 2013      0.92          0.75 - 1.90        27.65 - 29.13
                                 2012      0.79          0.75 - 1.90        15.66 - 17.01

  Deutsche II Government &       2016      3.06          1.40 - 1.80      (0.65) - (0.25)
     Agency Securities           2015      2.88          1.40 - 1.80      (1.81) - (1.41)
     Sub-Account                 2014      2.34          1.40 - 1.80          3.42 - 3.83
                                 2013      3.03          1.40 - 1.80      (4.77) - (4.39)
                                 2012      3.93          1.40 - 1.80          1.08 - 1.49

  Fidelity VIP Equity-Income     2016      2.25          1.30 - 1.90        15.49 - 16.38
     Sub-Account                 2015      2.77          1.30 - 1.90      (6.04) - (5.30)
                                 2014      2.71          1.30 - 1.90          6.44 - 7.21
                                 2013      2.29          1.30 - 1.90        25.42 - 26.37
                                 2012      2.95          1.30 - 1.90        14.84 - 15.67

  Fidelity VIP Growth            2016      0.33                 1.40               (1.06)
     Opportunities Sub-Account   2015      0.17                 1.40                 4.14
                                 2014      0.23                 1.40                10.64
                                 2013      0.29                 1.40                35.98
                                 2012      0.41                 1.40                17.94

  FTVIPT Templeton Foreign       2016      2.00          0.85 - 1.90          5.16 - 6.58
     VIP Sub-Account             2015      3.24          0.85 - 1.90      (8.25) - (7.10)
                                 2014      1.91          0.85 - 1.90    (12.81) - (11.64)
                                 2013      2.41          0.85 - 1.90        20.66 - 22.23
                                 2012      3.07          0.85 - 1.90        16.00 - 17.59

  Invesco V.I. International     2016      1.24          0.85 - 1.90      (2.57) - (1.29)
     Growth Sub-Account          2015      1.35          0.85 - 1.90      (4.45) - (3.17)
                                 2014      1.41          0.85 - 1.90      (1.79) - (0.52)
                                 2013      1.09          0.85 - 1.90        16.48 - 18.01
                                 2012      1.34          0.85 - 1.90        13.07 - 14.55

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                       ----------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                            UNITS        HIGHEST ($)     ASSETS ($)
                                        ------------  ---------------  --------------
  MIST AB Global Dynamic         2016      2,337,314    11.94 - 12.89      29,737,529
     Allocation Sub-Account      2015      2,509,143    11.77 - 12.54      31,148,630
     (Commenced 1/3/2012)        2014      2,654,329    11.95 - 12.56      33,083,814
                                 2013      2,343,122    11.37 - 11.79      27,463,161
                                 2012      2,054,165    10.44 - 10.68      21,873,079

  MIST Allianz Global Investors  2016        368,903      1.01 - 1.04         376,122
     Dynamic Multi-Asset         2015        325,715      1.01 - 1.03         330,206
     Plus Sub-Account            2014        158,597      1.04 - 1.05         165,190
     (Commenced 4/28/2014)

  MIST American Funds            2016     16,822,895    12.63 - 13.71     224,761,044
     Balanced Allocation         2015     17,709,534    11.98 - 12.89     223,038,172
     Sub-Account                 2014     19,698,968    12.34 - 13.15     253,918,639
                                 2013     20,252,050    11.90 - 12.56     250,188,184
                                 2012     22,206,090    10.27 - 10.74     235,164,571

  MIST American Funds Growth     2016     18,323,581    12.68 - 13.90     248,344,539
     Allocation Sub-Account      2015     19,442,122    11.92 - 12.92     245,750,884
                                 2014     20,467,140    12.29 - 13.19     264,823,495
                                 2013     20,846,163    11.83 - 12.56     257,567,705
                                 2012     22,492,160     9.68 - 10.17     225,771,481

  MIST American Funds Growth     2016      2,028,328    14.24 - 15.60      30,849,664
     Sub-Account                 2015      2,207,865    13.36 - 14.48      31,283,615
                                 2014      2,298,588    12.84 - 13.78      31,030,886
                                 2013      2,337,771    12.15 - 12.90      29,652,918
                                 2012      2,590,163     9.59 - 10.07      25,736,857

  MIST American Funds            2016      8,284,233    12.35 - 13.36     107,998,955
     Moderate Allocation         2015      8,704,425    11.80 - 12.64     107,696,619
     Sub-Account                 2014      9,534,377    12.15 - 12.90     120,682,614
                                 2013      9,940,708    11.71 - 12.32     120,520,419
                                 2012     11,686,297    10.54 - 11.00     126,809,368

  MIST AQR Global Risk           2016        917,246    10.34 - 11.23       9,918,414
     Balanced Sub-Account        2015      1,002,811     9.70 - 10.38      10,103,496
     (Commenced 1/3/2012)        2014      1,180,403    10.96 - 11.57      13,331,418
                                 2013      1,320,863    10.78 - 11.21      14,540,600
                                 2012      1,382,713    11.40 - 11.69      16,016,430

  MIST BlackRock Global          2016      4,759,942    11.37 - 12.31      57,468,349
     Tactical Strategies         2015      5,126,239    11.10 - 11.88      59,888,787
     Sub-Account                 2014      5,433,425    11.36 - 11.98      64,277,237
     (Commenced 1/3/2012)        2013      5,138,582    10.96 - 11.40      58,089,937
                                 2012      4,283,793    10.18 - 10.41      44,438,080

  MIST BlackRock High Yield      2016        512,162    23.90 - 32.10      14,337,055
     Sub-Account                 2015        577,469    21.44 - 28.38      14,342,425
                                 2014        609,988    22.84 - 29.80      16,004,507
                                 2013        669,873    22.60 - 29.06      17,263,570
                                 2012        677,325    21.13 - 26.78      16,244,048

                                                  FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST AB Global Dynamic         2016      1.58         0.75 - 2.10           1.44 - 2.82
     Allocation Sub-Account      2015      3.29         0.75 - 2.10       (1.51) - (0.17)
     (Commenced 1/3/2012)        2014      1.82         0.75 - 2.10           5.12 - 6.55
                                 2013      1.26         0.75 - 2.10          8.84 - 10.32
                                 2012      0.06         0.75 - 2.10           2.93 - 9.26

  MIST Allianz Global Investors  2016      0.05         0.75 - 1.80           0.18 - 1.23
     Dynamic Multi-Asset         2015      1.57         0.75 - 1.75       (2.70) - (1.72)
     Plus Sub-Account            2014      0.71         0.75 - 1.90           4.02 - 4.83
     (Commenced 4/28/2014)

  MIST American Funds            2016      1.62         1.30 - 2.25           5.41 - 6.42
     Balanced Allocation         2015      1.41         1.30 - 2.25       (2.91) - (1.99)
     Sub-Account                 2014      1.27         1.30 - 2.25           3.69 - 4.68
                                 2013      1.38         1.30 - 2.25         15.90 - 17.00
                                 2012      1.69         1.30 - 2.25         10.99 - 12.06

  MIST American Funds Growth     2016      1.29         1.30 - 2.35           6.43 - 7.55
     Allocation Sub-Account      2015      1.31         1.30 - 2.35       (3.06) - (2.04)
                                 2014      1.02         1.30 - 2.35           3.92 - 5.01
                                 2013      1.03         1.30 - 2.35         22.20 - 23.49
                                 2012      1.21         1.30 - 2.35         13.45 - 14.65

  MIST American Funds Growth     2016      0.29         1.30 - 2.35           6.57 - 7.69
     Sub-Account                 2015      0.85         1.30 - 2.35           4.02 - 5.12
                                 2014      0.55         1.30 - 2.35           5.67 - 6.79
                                 2013      0.44         1.30 - 2.35         26.77 - 28.11
                                 2012      0.32         1.30 - 2.35         14.67 - 15.89

  MIST American Funds            2016      1.91         1.30 - 2.20           4.68 - 5.63
     Moderate Allocation         2015      1.48         1.30 - 2.20       (2.89) - (2.01)
     Sub-Account                 2014      1.45         1.30 - 2.20           3.79 - 4.72
                                 2013      1.67         1.30 - 2.20         11.05 - 12.05
                                 2012      2.05         1.30 - 2.20           8.42 - 9.40

  MIST AQR Global Risk           2016        --         0.75 - 2.20           6.59 - 8.15
     Balanced Sub-Account        2015      5.65         0.75 - 2.20     (11.54) - (10.25)
     (Commenced 1/3/2012)        2014        --         0.75 - 2.20           1.73 - 3.22
                                 2013      2.19         0.75 - 2.20       (5.49) - (4.11)
                                 2012      0.01         0.75 - 2.20           3.10 - 9.73

  MIST BlackRock Global          2016      1.46         0.75 - 2.15           2.21 - 3.65
     Tactical Strategies         2015      1.55         0.75 - 2.20       (2.28) - (0.85)
     Sub-Account                 2014      1.09         0.75 - 2.20           3.61 - 5.12
     (Commenced 1/3/2012)        2013      1.30         0.75 - 2.20           7.91 - 9.48
                                 2012        --         0.75 - 2.10           2.75 - 8.32

  MIST BlackRock High Yield      2016      6.53         0.75 - 2.20         11.50 - 13.13
     Sub-Account                 2015      7.94         0.75 - 2.20       (6.14) - (4.76)
                                 2014      5.93         0.75 - 2.20           1.05 - 2.52
                                 2013      6.41         0.75 - 2.20           6.95 - 8.52
                                 2012      6.62         0.75 - 2.20         13.99 - 15.67

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  --------------
  MIST Clarion Global Real      2016     1,688,991    16.34 - 27.28      31,167,299
     Estate Sub-Account         2015     1,794,608    16.56 - 27.35      33,355,379
                                2014     2,046,417    17.18 - 28.08      39,064,246
                                2013     2,239,020    15.36 - 25.05      38,352,561
                                2012     2,350,735    15.19 - 24.49      39,516,123

  MIST ClearBridge Aggressive   2016     5,827,981    12.13 - 20.57      84,280,301
     Growth Sub-Account         2015     6,631,372    11.98 - 20.25      94,887,012
                                2014     7,869,613    12.66 - 21.35     118,710,076
                                2013     7,836,411    10.80 - 18.18     101,728,824
                                2012     8,735,126     7.52 - 12.63      79,321,095

  MIST Goldman Sachs Mid Cap    2016       680,872    21.64 - 24.72      15,941,919
     Value Sub-Account          2015       722,802    19.57 - 22.12      15,223,734
                                2014       808,735    22.05 - 24.66      19,070,600
                                2013       926,551    19.93 - 22.07      19,638,139
                                2012     1,049,942    15.38 - 16.85      17,068,463

  MIST Harris Oakmark           2016     2,406,649    22.67 - 26.17      59,096,362
     International Sub-Account  2015     2,612,481    21.44 - 24.51      60,470,847
                                2014     2,546,821    22.97 - 26.00      63,128,946
                                2013     2,725,021    24.93 - 27.96      72,879,342
                                2012     2,920,101    19.54 - 21.71      60,795,216

  MIST Invesco Balanced-Risk    2016    13,924,976      1.10 - 1.18      15,907,275
     Allocation Sub-Account     2015    14,933,512      1.01 - 1.06      15,481,955
     (Commenced 4/30/2012)      2014    16,687,571      1.07 - 1.12      18,299,573
                                2013    18,674,457      1.04 - 1.06      19,667,126
                                2012    17,553,531      1.04 - 1.05      18,405,844

  MIST Invesco Comstock         2016     6,085,911    16.14 - 19.45     114,185,355
     Sub-Account                2015     6,794,241    14.08 - 16.71     109,742,916
                                2014     7,316,140    15.33 - 17.90     126,997,201
                                2013     8,126,377    14.36 - 16.50     130,402,734
                                2012     8,705,476    10.86 - 12.28     104,439,830

  MIST Invesco Mid Cap Value    2016     4,094,702    33.48 - 44.34     167,288,439
     Sub-Account                2015     4,441,107    29.63 - 38.68     159,124,999
                                2014     4,980,428    33.28 - 42.81     198,152,216
                                2013     5,724,070    31.03 - 39.34     210,304,023
                                2012     6,573,235    24.34 - 30.42     187,671,582

  MIST Invesco Small Cap        2016     1,791,853    16.62 - 28.72      47,404,585
     Growth Sub-Account         2015     2,013,774    15.09 - 26.11      48,601,568
                                2014     2,146,901    15.52 - 26.91      53,534,493
                                2013     2,535,916    14.55 - 25.27      59,587,334
                                2012     2,729,300    10.50 - 18.26      46,464,081

  MIST JPMorgan Core Bond       2016     1,192,318    10.27 - 11.16      12,983,344
     Sub-Account                2015     1,289,783    10.28 - 11.06      13,976,305
                                2014     1,276,456    10.46 - 11.15      13,974,606
                                2013     1,182,573    10.18 - 10.75      12,506,234
                                2012     1,511,689    10.74 - 11.23      16,737,665

                                                 FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MIST Clarion Global Real      2016      2.10         0.75 - 2.25         (1.37) - 0.12
     Estate Sub-Account         2015      3.85         0.75 - 2.25       (3.60) - (2.14)
                                2014      1.61         0.75 - 2.25         10.75 - 12.42
                                2013      6.92         0.75 - 2.35           1.14 - 2.77
                                2012      2.07         0.75 - 2.35         23.05 - 25.04

  MIST ClearBridge Aggressive   2016      0.42         0.75 - 2.35           0.30 - 1.91
     Growth Sub-Account         2015      0.23         0.75 - 2.35       (6.27) - (4.75)
                                2014      0.14         0.75 - 2.35         16.13 - 18.00
                                2013      0.25         0.75 - 2.35         42.22 - 44.51
                                2012      0.04         0.75 - 2.35         15.74 - 17.62

  MIST Goldman Sachs Mid Cap    2016      0.84         1.30 - 2.35         10.55 - 11.72
     Value Sub-Account          2015      0.65         1.30 - 2.35     (11.23) - (10.29)
                                2014      0.55         1.30 - 2.35         10.60 - 11.77
                                2013      0.90         1.30 - 2.35         29.57 - 30.94
                                2012      0.60         1.30 - 2.35         15.36 - 16.58

  MIST Harris Oakmark           2016      2.13         1.30 - 2.35           5.67 - 6.78
     International Sub-Account  2015      3.10         1.30 - 2.35       (6.74) - (5.76)
                                2014      2.40         1.30 - 2.35       (7.98) - (7.01)
                                2013      2.48         1.30 - 2.35         27.46 - 28.80
                                2012      1.64         1.30 - 2.35         26.24 - 27.58

  MIST Invesco Balanced-Risk    2016      0.15         0.75 - 2.20          9.29 - 10.88
     Allocation Sub-Account     2015      2.82         0.75 - 2.20       (6.29) - (4.92)
     (Commenced 4/30/2012)      2014        --         0.75 - 2.20           3.28 - 4.79
                                2013        --         0.75 - 2.20         (0.36) - 1.10
                                2012      0.57         0.75 - 2.20           3.13 - 4.14

  MIST Invesco Comstock         2016      2.53         0.75 - 2.35         14.57 - 16.42
     Sub-Account                2015      2.86         0.75 - 2.35       (8.16) - (6.67)
                                2014      0.94         0.75 - 2.35           6.77 - 8.50
                                2013      1.08         0.75 - 2.35         32.25 - 34.38
                                2012      1.29         0.75 - 2.35         15.67 - 17.54

  MIST Invesco Mid Cap Value    2016      0.67         0.75 - 2.20         12.99 - 14.80
     Sub-Account                2015      0.50         0.75 - 2.20      (10.96) - (9.53)
                                2014      0.52         0.75 - 2.20           7.26 - 9.03
                                2013      0.77         0.75 - 2.20         27.47 - 29.52
                                2012      0.47         0.75 - 2.20         12.19 - 14.02

  MIST Invesco Small Cap        2016        --         1.30 - 2.35          8.85 - 10.17
     Growth Sub-Account         2015      0.01         1.30 - 2.35       (3.99) - (2.79)
                                2014        --         1.30 - 2.35           5.40 - 6.68
                                2013      0.24         1.30 - 2.35         36.92 - 38.58
                                2012        --         1.30 - 2.35         15.47 - 16.85

  MIST JPMorgan Core Bond       2016      2.70         1.30 - 2.25         (0.04) - 0.91
     Sub-Account                2015      2.32         1.30 - 2.25       (1.75) - (0.81)
                                2014      1.41         1.30 - 2.25           2.75 - 3.73
                                2013      0.28         1.30 - 2.25       (4.95) - (4.05)
                                2012      2.52         1.30 - 2.25           2.57 - 3.55

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  --------------
  MIST JPMorgan Global Active    2016    11,950,928      1.18 - 1.26      14,777,253
     Allocation Sub-Account      2015    11,943,206      1.17 - 1.24      14,519,235
     (Commenced 4/30/2012)       2014    10,177,694      1.19 - 1.23      12,428,836
                                 2013     9,103,629      1.13 - 1.16      10,517,817
                                 2012     7,003,217      1.04 - 1.05       7,371,189

  MIST JPMorgan Small Cap        2016       370,317    22.09 - 25.26       9,191,747
     Value Sub-Account           2015       405,607    17.25 - 19.50       7,786,967
                                 2014       445,880    18.99 - 21.23       9,322,634
                                 2013       471,677    18.55 - 20.49       9,530,735
                                 2012       515,860    14.22 - 15.53       7,917,855

  MIST Loomis Sayles Global      2016       651,629    16.04 - 17.95      11,273,406
     Markets Sub-Account         2015       792,857    15.68 - 17.35      13,296,474
                                 2014       864,355    15.85 - 17.37      14,577,450
                                 2013       919,133    15.69 - 17.00      15,197,549
                                 2012     1,042,691    13.71 - 14.71      14,977,462

  MIST Met/Aberdeen Emerging     2016     3,939,504     8.62 - 17.24      38,793,731
     Markets Equity Sub-Account  2015     4,322,870     7.91 - 15.64      38,672,360
                                 2014     4,494,197     9.40 - 18.37      47,209,408
                                 2013     5,244,853    10.29 - 19.86      59,292,583
                                 2012     4,605,777    11.09 - 21.16      56,184,457

  MIST Met/Eaton Vance           2016       302,346    10.95 - 11.74       3,446,358
     Floating Rate Sub-Account   2015       325,945    10.26 - 10.89       3,469,835
                                 2014       375,721    10.59 - 11.12       4,103,881
                                 2013       442,672    10.76 - 11.18       4,880,212
                                 2012       317,752    10.61 - 10.91       3,433,894

  MIST Met/Franklin Low          2016     2,993,090     9.52 - 10.34      30,300,971
     Duration Total Return       2015     3,199,892     9.43 - 10.10      31,741,708
     Sub-Account                 2014     3,042,569     9.70 - 10.24      30,718,840
                                 2013     2,753,599     9.82 - 10.21      27,817,040
                                 2012     1,766,562     9.92 - 10.16      17,845,860

  MIST Met/Templeton             2016       361,455    12.24 - 13.27       4,730,866
     International Bond          2015       363,028    12.36 - 13.25       4,753,496
     Sub-Account                 2014       375,394    13.13 - 13.93       5,173,631
                                 2013       406,707    13.21 - 13.88       5,578,711
                                 2012       400,203    13.32 - 13.84       5,481,320

  MIST Met/Wellington Large      2016       421,113    15.34 - 19.04       7,818,355
     Cap Research Sub-Account    2015       440,038    14.45 - 17.73       7,612,595
                                 2014       469,413    14.11 - 17.11       7,846,047
                                 2013       529,861    12.68 - 15.20       7,879,461
                                 2012       593,073     9.63 - 11.41       6,609,137

  MIST MetLife Asset             2016     9,231,635    14.38 - 18.46     154,829,188
     Allocation 100 Sub-Account  2015    10,516,473    13.38 - 17.07     164,241,529
                                 2014    11,741,945    13.85 - 17.55     190,098,691
                                 2013    13,877,565    13.36 - 16.82     217,076,586
                                 2012    14,537,359    10.46 - 13.09     178,338,412

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST JPMorgan Global Active    2016      2.12         0.75 - 2.15           0.71 - 2.13
     Allocation Sub-Account      2015      2.72         0.75 - 2.15         (1.25) - 0.14
     (Commenced 4/30/2012)       2014      1.09         0.75 - 2.15           4.70 - 6.18
                                 2013      0.09         0.75 - 2.20          8.57 - 10.16
                                 2012      0.64         0.75 - 2.20           3.12 - 4.13

  MIST JPMorgan Small Cap        2016      1.60         0.75 - 1.90         28.05 - 29.53
     Value Sub-Account           2015      1.13         0.75 - 1.90       (9.18) - (8.12)
                                 2014      0.88         0.75 - 1.90           2.41 - 3.59
                                 2013      0.49         0.75 - 1.90         30.40 - 31.91
                                 2012      0.64         0.75 - 1.90         13.18 - 14.49

  MIST Loomis Sayles Global      2016      1.77         1.30 - 2.35           2.34 - 3.42
     Markets Sub-Account         2015      1.57         1.30 - 2.35       (1.12) - (0.08)
                                 2014      2.02         1.30 - 2.35           1.06 - 2.13
                                 2013      2.37         1.30 - 2.35         14.41 - 15.62
                                 2012      2.34         1.30 - 2.35         14.20 - 15.41

  MIST Met/Aberdeen Emerging     2016      0.99         0.75 - 2.35          8.91 - 10.67
     Markets Equity Sub-Account  2015      1.84         0.75 - 2.35     (15.82) - (14.46)
                                 2014      0.85         0.75 - 2.35       (8.69) - (7.22)
                                 2013      1.08         0.75 - 2.35       (7.19) - (5.69)
                                 2012      0.76         0.75 - 2.35         16.12 - 18.00

  MIST Met/Eaton Vance           2016      3.98         1.30 - 2.35           6.73 - 7.86
     Floating Rate Sub-Account   2015      3.55         1.30 - 2.35       (3.14) - (2.12)
                                 2014      3.36         1.30 - 2.35       (1.60) - (0.57)
                                 2013      3.46         1.30 - 2.35           1.42 - 2.50
                                 2012      3.04         1.30 - 2.35           4.83 - 5.94

  MIST Met/Franklin Low          2016      2.95         0.75 - 2.20           0.89 - 2.36
     Duration Total Return       2015      3.03         0.75 - 2.20       (2.79) - (1.36)
     Sub-Account                 2014      2.11         0.75 - 2.20         (1.14) - 0.30
                                 2013      1.37         0.75 - 2.20         (1.04) - 0.40
                                 2012      1.86         0.75 - 2.20           2.11 - 3.61

  MIST Met/Templeton             2016        --         0.75 - 1.80         (0.92) - 0.12
     International Bond          2015      8.12         0.75 - 1.80       (5.87) - (4.88)
     Sub-Account                 2014      4.55         0.75 - 1.80         (0.66) - 0.38
                                 2013      1.99         0.75 - 1.80         (0.77) - 0.28
                                 2012      9.65         0.75 - 1.80         12.24 - 13.43

  MIST Met/Wellington Large      2016      2.21         0.75 - 1.90           6.15 - 7.38
     Cap Research Sub-Account    2015      0.73         0.75 - 1.90           2.45 - 3.63
                                 2014      0.72         0.75 - 1.90         11.28 - 12.57
                                 2013      1.19         0.75 - 1.90         31.65 - 33.17
                                 2012      0.95         0.75 - 1.90         11.18 - 12.47

  MIST MetLife Asset             2016      2.27         0.75 - 2.35           6.45 - 8.16
     Allocation 100 Sub-Account  2015      1.30         0.75 - 2.35       (4.28) - (2.74)
                                 2014      0.73         0.75 - 2.35           2.65 - 4.30
                                 2013      0.76         0.75 - 2.35         26.50 - 28.54
                                 2012      0.64         0.75 - 2.35         14.02 - 15.87

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           ---------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                               UNITS        HIGHEST ($)     ASSETS ($)
                                           ------------  ---------------  --------------
  MIST MetLife Balanced Plus         2016     9,440,519    12.22 - 13.38     124,545,194
     Sub-Account                     2015     9,868,677    11.54 - 12.44     121,397,195
     (Commenced 1/3/2012)            2014    10,108,081    12.39 - 13.07     130,987,679
                                     2013     9,766,619    11.55 - 12.01     116,669,137
                                     2012     7,650,490    10.33 - 10.58      80,785,959

  MIST MetLife Multi-Index           2016     2,797,436     1.19 - 12.53       5,881,726
     Targeted Risk Sub-Account       2015     3,142,871     1.16 - 12.10       5,960,197
     (Commenced 11/12/2012 and       2014       632,711     1.20 - 12.34       1,705,989
     began transactions in 2013)     2013       323,641     1.12 - 11.22         377,861

  MIST MetLife Small Cap             2016     1,703,914    25.74 - 33.37      48,205,759
     Value Sub-Account               2015     1,932,375    20.08 - 25.72      42,344,849
                                     2014     2,229,469    21.73 - 27.52      52,562,409
                                     2013     2,514,889    21.87 - 27.37      59,255,307
                                     2012     2,744,669    16.91 - 20.89      49,647,860

  MIST MFS Research                  2016     6,134,222    13.17 - 23.39      98,661,995
     International Sub-Account       2015     6,494,721    13.59 - 23.75     106,874,590
                                     2014     7,049,593    14.15 - 24.32     119,840,057
                                     2013     7,613,604    15.55 - 26.30     141,100,546
                                     2012     8,474,288    13.34 - 22.18     133,415,326

  MIST Morgan Stanley Mid Cap        2016     2,899,820    14.64 - 17.99      48,634,370
     Growth Sub-Account              2015     3,072,912    16.30 - 19.77      56,830,754
                                     2014     3,399,968    17.49 - 20.95      66,846,250
                                     2013     3,870,199    17.65 - 20.86      76,130,580
                                     2012     4,428,112    12.94 - 15.10      63,342,932

  MIST Oppenheimer Global            2016     2,375,953     1.20 - 29.34      41,464,839
     Equity Sub-Account              2015     2,485,407     1.21 - 29.49      44,037,305
                                     2014     2,653,328     1.18 - 28.59      47,270,650
                                     2013     2,701,413     1.16 - 28.20      51,152,278
                                     2012     1,019,300    18.63 - 22.35      21,942,397

  MIST PanAgora Global               2016     1,024,246      1.04 - 1.08       1,083,292
     Diversified Risk Sub-Account    2015        83,104      0.96 - 0.98          79,969
     (Commenced 4/28/2014)           2014        88,081      1.03 - 1.04          91,098

  MIST PIMCO Inflation               2016     5,428,636    12.81 - 15.94      80,538,491
     Protected Bond Sub-Account      2015     5,839,782    12.49 - 15.30      83,573,880
                                     2014     6,336,733    13.20 - 15.91      94,603,086
                                     2013     7,016,914    13.13 - 15.58     102,943,846
                                     2012     7,448,982    14.82 - 17.30     121,500,435

  MIST PIMCO Total Return            2016    20,696,610    15.62 - 20.23     382,284,408
     Sub-Account                     2015    22,440,680    15.57 - 19.84     408,353,492
                                     2014    24,952,895    15.92 - 19.95     459,097,636
                                     2013    28,505,547    15.63 - 19.26     508,804,270
                                     2012    31,210,077    16.29 - 19.76     572,578,074

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           -------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                              INCOME          LOWEST TO         LOWEST TO
                                             RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                           -------------  ----------------  ----------------
  MIST MetLife Balanced Plus         2016      2.85         0.75 - 2.35          5.85 - 7.56
     Sub-Account                     2015      2.11         0.75 - 2.35      (6.32) - (4.80)
     (Commenced 1/3/2012)            2014      1.75         0.75 - 2.20          7.26 - 8.83
                                     2013      1.17         0.75 - 2.20        11.87 - 13.51
                                     2012        --         0.75 - 2.20         4.08 - 12.26

  MIST MetLife Multi-Index           2016      1.20         0.75 - 2.20          2.09 - 3.58
     Targeted Risk Sub-Account       2015      1.20         0.75 - 2.10      (3.26) - (1.95)
     (Commenced 11/12/2012 and       2014        --         0.75 - 2.10          6.99 - 8.44
     began transactions in 2013)     2013      0.40         0.75 - 1.95         4.18 - 12.10

  MIST MetLife Small Cap             2016      1.07         1.30 - 2.35        28.21 - 29.86
     Value Sub-Account               2015      0.10         1.30 - 2.35      (7.61) - (6.43)
                                     2014      0.05         1.30 - 2.35        (0.65) - 0.55
                                     2013      0.96         1.30 - 2.35        29.37 - 30.97
                                     2012        --         1.30 - 2.35        15.23 - 16.62

  MIST MFS Research                  2016      2.05         0.75 - 2.25      (3.08) - (1.51)
     International Sub-Account       2015      2.77         0.75 - 2.25      (3.96) - (2.33)
                                     2014      2.28         0.75 - 2.25      (9.02) - (7.52)
                                     2013      2.60         0.75 - 2.35        16.49 - 18.57
                                     2012      1.96         0.75 - 2.35        13.98 - 15.98

  MIST Morgan Stanley Mid Cap        2016        --         0.75 - 1.90     (10.18) - (9.05)
     Growth Sub-Account              2015        --         0.75 - 1.90      (6.81) - (5.59)
                                     2014      0.01         0.75 - 1.90        (0.89) - 0.43
                                     2013      0.65         0.75 - 1.90        36.41 - 38.12
                                     2012        --         0.75 - 1.90          7.21 - 8.62

  MIST Oppenheimer Global            2016      0.92         0.75 - 1.90      (1.66) - (0.52)
     Equity Sub-Account              2015      0.94         0.75 - 1.90          1.98 - 3.29
                                     2014      0.83         0.75 - 1.90          0.22 - 1.54
                                     2013      1.02         0.75 - 1.90        15.71 - 26.16
                                     2012      1.40         0.75 - 1.90        18.88 - 20.27

  MIST PanAgora Global               2016      4.77         0.75 - 2.15         8.76 - 10.29
     Diversified Risk Sub-Account    2015      0.51         0.75 - 1.70      (7.07) - (6.18)
     (Commenced 4/28/2014)           2014      0.42         0.75 - 1.70          3.37 - 4.04

  MIST PIMCO Inflation               2016        --         0.75 - 2.35          2.55 - 4.20
     Protected Bond Sub-Account      2015      4.93         0.75 - 2.35      (5.36) - (3.83)
                                     2014      1.54         0.75 - 2.35          0.50 - 2.12
                                     2013      2.16         0.75 - 2.35     (11.38) - (9.95)
                                     2012      3.02         0.75 - 2.35          6.58 - 8.31

  MIST PIMCO Total Return            2016      2.57         0.75 - 2.35          0.23 - 1.98
     Sub-Account                     2015      5.31         0.75 - 2.35      (2.32) - (0.57)
                                     2014      2.36         0.75 - 2.35          1.77 - 3.61
                                     2013      4.27         0.75 - 2.35      (4.19) - (2.55)
                                     2012      3.17         0.75 - 2.35          6.72 - 8.63

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                         UNITS        HIGHEST ($)      ASSETS ($)
                                     ------------  ----------------  -------------
  MIST Pyramis Government      2016       523,252     10.33 - 11.21      5,762,899
     Income Sub-Account        2015       467,757     10.42 - 11.15      5,156,568
     (Commenced 1/3/2012)      2014       451,201     10.71 - 11.19      5,010,596
                               2013       438,370     10.11 - 10.48      4,570,971
                               2012       544,311     10.81 - 11.06      5,996,997

  MIST Pyramis Managed Risk    2016       631,373     11.23 - 11.85      7,288,771
     Sub-Account               2015       693,897     10.98 - 11.42      7,766,896
     (Commenced 4/29/2013)     2014       515,673     11.36 - 11.65      5,915,908
                               2013       331,304     10.69 - 10.80      3,558,035

  MIST Schroders Global        2016     5,999,349       1.21 - 1.29      7,548,570
     Multi-Asset Sub-Account   2015     6,949,271       1.17 - 1.23      8,392,160
     (Commenced 4/30/2012)     2014     7,987,625       1.21 - 1.25      9,869,799
                               2013     8,352,078       1.14 - 1.17      9,704,669
                               2012     5,045,943       1.06 - 1.07      5,397,219

  MIST SSGA Growth and Income  2016     8,781,559     13.87 - 16.33    136,702,524
     ETF Sub-Account           2015     9,555,148     13.41 - 15.56    142,277,778
                               2014    10,537,079     13.98 - 15.99    161,695,055
                               2013    11,486,433     13.50 - 15.22    168,487,815
                               2012    12,363,629     12.22 - 13.58    162,452,437

  MIST SSGA Growth ETF         2016     3,010,392     13.84 - 16.29     45,313,708
     Sub-Account               2015     3,298,669     13.24 - 15.36     47,115,565
                               2014     3,836,551     13.85 - 15.84     56,855,881
                               2013     4,117,987     13.44 - 15.14     58,808,947
                               2012     4,134,490     11.63 - 12.92     50,750,185

  MIST T. Rowe Price Large     2016     6,154,931    27.52 - 104.07    544,732,180
     Cap Value Sub-Account     2015     6,924,886     23.89 - 90.32    535,758,843
                               2014     7,848,070     24.91 - 94.21    637,621,963
                               2013     9,112,590     22.13 - 83.67    661,694,916
                               2012    10,675,620     16.64 - 62.93    586,755,456

  MIST T. Rowe Price Mid Cap   2016     3,917,608     16.49 - 20.38     71,915,683
     Growth Sub-Account        2015     4,314,401     15.88 - 19.35     75,659,023
                               2014     4,901,860     15.22 - 18.30     81,905,190
                               2013     5,748,937     13.81 - 16.36     86,470,627
                               2012     6,292,266     10.34 - 12.08     70,400,134

  MSF Baillie Gifford          2016     1,223,325      8.81 - 15.94     14,917,094
     International Stock       2015     1,337,151      8.59 - 15.30     15,812,446
     Sub-Account               2014     1,494,334      8.99 - 15.78     18,395,360
                               2013     1,512,891      9.52 - 16.46     19,482,882
                               2012       407,507      8.38 - 14.42      5,455,286

  MSF Barclays Aggregate Bond  2016       361,670      1.79 - 18.71      6,013,949
     Index Sub-Account         2015       333,816      1.77 - 18.47      5,532,608
                               2014       288,515      1.79 - 18.62      4,852,862
                               2013       216,740      1.71 - 17.79      3,330,462
                               2012       192,855     14.98 - 17.02      3,109,297

                                               FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                        INCOME          LOWEST TO         LOWEST TO
                                       RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                     -------------  ----------------  ----------------
  MIST Pyramis Government      2016       2.00        0.75 - 2.20        (0.89) - 0.56
     Income Sub-Account        2015       2.21        0.75 - 2.20      (1.76) - (0.32)
     (Commenced 1/3/2012)      2014       2.52        0.75 - 1.95          5.48 - 6.75
                               2013       1.54        0.75 - 2.10      (6.50) - (5.23)
                               2012       0.01        0.75 - 2.10          1.07 - 2.37

  MIST Pyramis Managed Risk    2016       0.74        0.75 - 2.20          2.29 - 3.78
     Sub-Account               2015       0.75        0.75 - 2.20      (3.40) - (1.99)
     (Commenced 4/29/2013)     2014         --        0.75 - 2.20          6.28 - 7.83
                               2013       1.43        0.75 - 2.20          4.69 - 5.72

  MIST Schroders Global        2016       1.42        0.75 - 2.20          3.35 - 4.86
     Multi-Asset Sub-Account   2015       1.03        0.75 - 2.20      (3.04) - (1.62)
     (Commenced 4/30/2012)     2014       1.29        0.75 - 2.20          5.39 - 6.93
                               2013       0.01        0.75 - 2.20          7.72 - 9.29
                               2012       1.42        0.75 - 2.00          5.25 - 6.14

  MIST SSGA Growth and Income  2016       2.36        0.75 - 2.20          3.48 - 4.99
     ETF Sub-Account           2015       2.30        0.75 - 2.20      (4.10) - (2.70)
                               2014       2.26        0.75 - 2.20          3.51 - 5.02
                               2013       2.51        0.75 - 2.20        10.47 - 12.09
                               2012       2.36        0.75 - 2.20        10.38 - 12.00

  MIST SSGA Growth ETF         2016       2.16        0.75 - 2.20          4.55 - 6.08
     Sub-Account               2015       2.01        0.75 - 2.20      (4.44) - (3.04)
                               2014       1.88        0.75 - 2.20          3.09 - 4.59
                               2013       2.05        0.75 - 2.20        15.50 - 17.19
                               2012       1.95        0.75 - 2.20        12.52 - 14.17

  MIST T. Rowe Price Large     2016       2.87        0.75 - 2.35        13.25 - 15.22
     Cap Value Sub-Account     2015       1.59        0.75 - 2.35      (5.83) - (4.13)
                               2014       1.42        0.75 - 2.35        10.65 - 12.60
                               2013       1.63        0.75 - 2.35        30.67 - 32.96
                               2012       1.56        0.75 - 2.35        15.22 - 17.27

  MIST T. Rowe Price Mid Cap   2016         --        0.85 - 2.35          3.75 - 5.32
     Growth Sub-Account        2015         --        0.85 - 2.35          4.20 - 5.77
                               2014         --        0.85 - 2.35        10.16 - 11.82
                               2013       0.23        0.85 - 2.35        33.41 - 35.42
                               2012         --        0.85 - 2.35        11.03 - 12.72

  MSF Baillie Gifford          2016       1.40        0.85 - 2.35          2.61 - 4.16
     International Stock       2015       1.45        0.85 - 2.35      (4.44) - (3.00)
     Sub-Account               2014       1.24        0.85 - 2.35      (5.59) - (4.16)
                               2013       0.52        0.85 - 2.35         9.60 - 14.16
                               2012       1.11        0.85 - 1.90        17.11 - 18.35

  MSF Barclays Aggregate Bond  2016       2.61        0.75 - 2.20        (0.13) - 1.32
     Index Sub-Account         2015       2.75        0.75 - 2.20      (2.23) - (0.80)
                               2014       2.64        0.75 - 2.20          3.17 - 4.67
                               2013       3.04        0.75 - 2.20      (4.69) - (3.74)
                               2012       3.51        1.30 - 2.20          1.32 - 2.24

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                        ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO           NET
                                            UNITS       HIGHEST ($)      ASSETS ($)
                                        ------------  ---------------  --------------
  MSF BlackRock Bond Income       2016     1,339,462    51.21 - 75.15      93,361,485
     Sub-Account                  2015     1,351,726    50.73 - 73.61      93,001,734
                                  2014     1,410,212    51.53 - 73.91      97,653,432
                                  2013     1,437,795    49.17 - 69.72      93,928,276
                                  2012     1,413,863    50.63 - 70.96      93,742,723

  MSF BlackRock Capital           2016     1,443,013     2.00 - 56.55       9,658,400
     Appreciation Sub-Account     2015     1,769,864     2.02 - 56.92      10,853,029
                                  2014     1,975,533     1.93 - 53.96      10,873,841
                                  2013     2,475,614     1.80 - 49.93      11,748,732
                                  2012     2,764,842     1.36 - 37.48       9,869,170

  MSF BlackRock Ultra-Short       2016     6,971,036     8.54 - 10.80      66,180,659
     Term Bond Sub-Account        2015     7,501,150     8.73 - 10.87      72,197,981
                                  2014     8,144,077     8.92 - 10.95      79,776,703
                                  2013     9,792,353     9.13 - 11.03      97,827,704
                                  2012    11,671,729     9.33 - 11.11     118,277,869

  MSF Frontier Mid Cap Growth     2016       404,243    18.44 - 20.80       7,999,144
     Sub-Account                  2015       451,098    17.73 - 20.04       8,635,312
     (Commenced 4/29/2013)        2014       512,550    17.69 - 19.79       9,719,764
                                  2013       595,060    16.33 - 18.08      10,360,655

  MSF Jennison Growth             2016     6,806,523     9.04 - 26.53     114,787,575
     Sub-Account                  2015     7,555,728     9.18 - 26.79     129,659,658
                                  2014     8,732,588     8.41 - 24.45     137,871,330
                                  2013    10,101,961     7.84 - 22.67     148,420,105
                                  2012    11,335,513     5.81 - 16.72     123,848,829

  MSF Loomis Sayles Small Cap     2016       766,457    16.71 - 20.02      14,417,183
     Growth Sub-Account           2015       821,988    16.06 - 19.02      14,739,169
                                  2014       920,263    16.14 - 18.89      16,437,900
                                  2013     1,040,645    16.30 - 18.86      18,599,238
                                  2012     1,207,677    11.19 - 12.80      14,713,432

  MSF Met/Artisan Mid Cap         2016     1,583,111    20.44 - 23.63      35,205,969
     Value Sub-Account            2015     1,752,245    17.04 - 19.51      32,306,647
                                  2014     1,977,751    19.30 - 21.88      41,046,463
                                  2013     2,247,174    19.41 - 21.81      46,665,594
                                  2012     2,399,851    14.54 - 16.18      37,104,282

  MSF Met/Dimensional             2016       221,680    19.54 - 22.00       4,598,162
     International Small Company  2015       190,177    18.87 - 20.94       3,794,658
     Sub-Account                  2014       177,587    18.24 - 19.95       3,407,349
                                  2013       180,142    19.99 - 21.54       3,758,039
                                  2012       132,829    16.05 - 17.01       2,209,316

  MSF Met/Wellington Core         2016     9,007,829    18.10 - 64.18     254,395,534
     Equity Opportunities         2015     8,189,551    17.28 - 58.38     186,920,427
     Sub-Account                  2014     9,536,001    17.28 - 57.51     215,500,540
                                  2013    11,167,683    16.00 - 52.46     231,721,832
                                  2012    12,607,989    12.26 - 39.59     199,635,905

                                                   FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  MSF BlackRock Bond Income       2016      3.02         0.75 - 1.90           0.93 - 2.10
     Sub-Account                  2015      3.68         0.75 - 1.90       (1.55) - (0.41)
                                  2014      3.26         0.75 - 1.90           4.80 - 6.01
                                  2013      3.75         0.75 - 1.90       (2.87) - (1.75)
                                  2012      2.52         0.75 - 1.90           5.25 - 6.48

  MSF BlackRock Capital           2016        --         0.75 - 1.90       (1.80) - (0.66)
     Appreciation Sub-Account     2015        --         0.75 - 1.90           4.28 - 5.48
                                  2014      0.06         0.75 - 1.90           6.85 - 8.08
                                  2013      0.84         0.75 - 1.90         31.69 - 33.22
                                  2012      0.32         0.75 - 1.90         12.21 - 13.51

  MSF BlackRock Ultra-Short       2016        --         0.75 - 2.35       (2.21) - (0.50)
     Term Bond Sub-Account        2015        --         0.75 - 2.35       (2.32) - (0.75)
                                  2014        --         0.75 - 2.35       (2.32) - (0.75)
                                  2013        --         0.75 - 2.35       (2.32) - (0.75)
                                  2012        --         0.75 - 2.35       (2.34) - (0.75)

  MSF Frontier Mid Cap Growth     2016        --         1.30 - 2.25           2.82 - 3.80
     Sub-Account                  2015        --         1.30 - 2.35           0.22 - 1.28
     (Commenced 4/29/2013)        2014        --         1.30 - 2.35           8.30 - 9.44
                                  2013        --         1.30 - 2.35         19.21 - 20.07

  MSF Jennison Growth             2016      0.04         0.75 - 2.35       (2.45) - (0.88)
     Sub-Account                  2015      0.03         0.75 - 2.35           7.97 - 9.71
                                  2014      0.05         0.75 - 2.35           6.22 - 7.93
                                  2013      0.23         0.75 - 2.35         33.56 - 35.71
                                  2012      0.01         0.75 - 2.35        (3.90) - 14.69

  MSF Loomis Sayles Small Cap     2016        --         0.75 - 1.90           4.05 - 5.25
     Growth Sub-Account           2015        --         0.75 - 1.90         (0.48) - 0.67
                                  2014        --         0.75 - 1.90         (0.97) - 0.18
                                  2013        --         0.75 - 1.90         45.59 - 47.27
                                  2012        --         0.75 - 1.90          8.80 - 10.06

  MSF Met/Artisan Mid Cap         2016      0.86         1.30 - 2.35         19.80 - 21.07
     Value Sub-Account            2015      0.92         1.30 - 2.35     (11.76) - (10.83)
                                  2014      0.53         1.30 - 2.35         (0.69) - 0.36
                                  2013      0.76         1.30 - 2.35         33.34 - 34.75
                                  2012      0.79         1.30 - 2.35          8.98 - 10.13

  MSF Met/Dimensional             2016      1.86         0.75 - 2.20           3.52 - 5.04
     International Small Company  2015      1.66         0.75 - 2.20           3.45 - 4.96
     Sub-Account                  2014      2.05         0.75 - 2.20       (8.73) - (7.39)
                                  2013      1.43         0.75 - 2.20         24.83 - 26.65
                                  2012      2.31         0.75 - 2.15         15.38 - 17.02

  MSF Met/Wellington Core         2016      1.67         0.75 - 2.35           0.66 - 6.44
     Equity Opportunities         2015      1.64         0.75 - 2.35         (0.11) - 1.50
     Sub-Account                  2014      0.57         0.75 - 2.35           7.88 - 9.62
                                  2013      1.27         0.75 - 2.35         30.43 - 32.53
                                  2012      0.71         0.75 - 2.35         10.07 - 11.86

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                          UNITS        HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  --------------
  MSF MetLife Asset             2016       967,598    13.15 - 15.58      13,943,996
     Allocation 20 Sub-Account  2015       717,455    12.86 - 15.02       9,970,866
     (Commenced 4/28/2014)      2014       459,058    13.22 - 15.22       6,509,122

  MSF MetLife Asset             2016    68,430,242    13.44 - 16.33   1,052,085,077
     Allocation 40 Sub-Account  2015    75,171,316    12.97 - 15.51   1,102,776,836
     (Commenced 4/28/2014)      2014    84,501,252    13.43 - 15.80   1,268,860,895

  MSF MetLife Asset             2016   141,782,418    14.04 - 17.66   2,346,890,764
     Allocation 60 Sub-Account  2015   155,063,013    13.29 - 16.61   2,423,700,431
     (Commenced 4/28/2014)      2014   168,298,033    13.65 - 16.95   2,696,470,979

  MSF MetLife Asset             2016    94,037,132    14.27 - 18.40   1,542,949,172
     Allocation 80 Sub-Account  2015   102,900,180    13.38 - 17.15   1,583,646,939
     (Commenced 4/28/2014)      2014   113,396,391    13.81 - 17.57   1,801,099,928

  MSF MetLife Mid Cap Stock     2016       206,200    26.18 - 31.14       5,972,449
     Index Sub-Account          2015       238,711    22.32 - 26.27       5,875,895
                                2014       215,497    23.48 - 27.35       5,502,778
                                2013       181,460    22.01 - 25.37       4,308,813
                                2012       157,701    17.30 - 19.36       2,885,826

  MSF MetLife Stock Index       2016     2,342,862    16.54 - 21.84      48,567,319
     Sub-Account                2015     2,202,886    15.02 - 19.86      41,518,624
                                2014     2,387,218    15.06 - 19.94      45,315,772
                                2013     2,514,826    13.47 - 17.86      42,940,270
                                2012     2,675,025    10.35 - 13.74      35,257,651

  MSF MFS Total Return          2016     1,883,922    17.58 - 78.63      88,274,296
     Sub-Account                2015     2,072,502    16.43 - 72.73      89,837,469
                                2014     2,313,121    16.79 - 73.57     102,015,958
                                2013     2,545,086    15.78 - 68.40     106,290,336
                                2012     2,882,861    13.54 - 58.06     101,343,003

  MSF MFS Value Sub-Account     2016     6,204,163    14.16 - 30.00     178,751,424
                                2015     6,742,392    12.69 - 26.49     172,254,488
                                2014     7,443,156    13.03 - 26.79     192,672,878
                                2013     8,446,113    12.05 - 24.41     199,810,139
                                2012     2,908,311    15.39 - 18.17      51,556,774

  MSF MSCI EAFE Index           2016       190,960    11.73 - 13.82       2,494,019
     Sub-Account                2015       192,876    11.88 - 13.86       2,544,806
                                2014       186,586    12.30 - 14.23       2,553,009
                                2013       133,676    13.53 - 15.39       1,975,130
                                2012       115,412    11.38 - 12.84       1,428,217

  MSF Neuberger Berman          2016     1,622,186    20.57 - 31.70      42,776,681
     Genesis Sub-Account        2015     1,787,234    17.77 - 26.98      40,330,154
                                2014     2,001,920     1.25 - 27.08      45,538,005
                                2013     2,231,279     1.26 - 27.36      51,389,551
                                2012        86,174    17.28 - 18.63       1,568,334

                                                FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  MSF MetLife Asset             2016      3.56         0.75 - 2.20          2.26 - 3.75
     Allocation 20 Sub-Account  2015      2.27         0.75 - 2.20      (2.75) - (1.33)
     (Commenced 4/28/2014)      2014        --         0.75 - 2.20          1.43 - 2.43

  MSF MetLife Asset             2016      3.55         0.75 - 2.35          3.62 - 5.29
     Allocation 40 Sub-Account  2015      0.27         0.75 - 2.35      (3.37) - (1.81)
     (Commenced 4/28/2014)      2014        --         0.75 - 2.35          2.14 - 3.25

  MSF MetLife Asset             2016      3.15         0.75 - 2.35          4.62 - 6.30
     Allocation 60 Sub-Account  2015      0.54         0.75 - 2.35      (3.56) - (2.01)
     (Commenced 4/28/2014)      2014        --         0.75 - 2.35          2.91 - 4.03

  MSF MetLife Asset             2016      2.94         0.75 - 2.35          5.63 - 7.33
     Allocation 80 Sub-Account  2015      0.33         0.75 - 2.35      (3.98) - (2.43)
     (Commenced 4/28/2014)      2014        --         0.75 - 2.35          3.51 - 4.63

  MSF MetLife Mid Cap Stock     2016      0.98         1.30 - 2.35        17.29 - 18.53
     Index Sub-Account          2015      0.88         1.30 - 2.35      (4.94) - (3.93)
                                2014      0.77         1.30 - 2.35          6.68 - 7.80
                                2013      0.93         1.30 - 2.35        29.67 - 31.04
                                2012      0.70         1.30 - 2.20        14.70 - 15.74

  MSF MetLife Stock Index       2016      1.80         1.30 - 2.20         8.96 - 10.12
     Sub-Account                2015      1.56         1.30 - 2.20      (1.28) - (0.24)
                                2014      1.51         1.30 - 2.20        10.64 - 11.79
                                2013      1.66         1.30 - 2.20        28.83 - 30.18
                                2012      1.58         1.30 - 2.20        12.90 - 14.14

  MSF MFS Total Return          2016      2.70         0.75 - 1.90          6.87 - 8.11
     Sub-Account                2015      2.40         0.75 - 1.90      (2.27) - (1.14)
                                2014      2.21         0.75 - 1.90          6.32 - 7.55
                                2013      2.42         0.75 - 1.90        16.47 - 17.81
                                2012      2.67         0.75 - 1.90         9.20 - 10.47

  MSF MFS Value Sub-Account     2016      2.02         0.75 - 2.35        11.45 - 13.24
                                2015      2.47         0.75 - 2.35      (2.68) - (1.11)
                                2014      1.55         0.75 - 2.25          8.10 - 9.74
                                2013      0.65         0.75 - 2.25        17.10 - 34.37
                                2012      1.68         0.75 - 1.90        14.12 - 15.45

  MSF MSCI EAFE Index           2016      2.59         1.30 - 2.20      (1.23) - (0.34)
     Sub-Account                2015      3.54         1.30 - 2.20      (3.46) - (2.59)
                                2014      2.04         1.30 - 2.20      (8.37) - (7.54)
                                2013      2.44         1.30 - 2.15        18.85 - 19.87
                                2012      2.39         1.30 - 2.15        15.42 - 16.41

  MSF Neuberger Berman          2016      0.28         0.75 - 2.35        15.64 - 17.68
     Genesis Sub-Account        2015      0.23         0.75 - 2.35      (1.95) - (0.27)
                                2014      0.26         0.75 - 2.35      (2.62) - (0.84)
                                2013      0.03         0.75 - 2.35        24.94 - 37.16
                                2012      0.13         1.30 - 1.90          7.68 - 8.33

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                       ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO           NET
                                           UNITS       HIGHEST ($)      ASSETS ($)
                                       ------------  ---------------  --------------
  MSF Russell 2000 Index         2016       184,537    25.88 - 30.47       5,270,961
     Sub-Account                 2015       190,582    21.88 - 25.53       4,560,702
                                 2014       206,428    23.42 - 27.09       5,229,295
                                 2013       205,392    22.86 - 26.21       5,051,812
                                 2012       120,336    16.92 - 19.22       2,196,528

  MSF T. Rowe Price Large Cap    2016     2,648,316     9.27 - 29.64      59,328,183
     Growth Sub-Account          2015     2,826,823     9.33 - 29.38      63,119,491
                                 2014     3,204,113     8.64 - 26.75      66,005,148
                                 2013     3,562,045     8.12 - 24.73      69,174,300
                                 2012     2,780,202    14.98 - 17.92      44,701,193

  MSF T. Rowe Price Small Cap    2016       383,309    31.18 - 40.08      13,279,921
     Growth Sub-Account          2015       354,053    28.50 - 36.17      11,167,946
                                 2014       375,563    28.35 - 35.52      11,725,054
                                 2013       429,823    27.09 - 33.51      12,760,475
                                 2012       487,872    19.15 - 23.38      10,185,329

  MSF Van Eck Global Natural     2016       296,411    12.23 - 13.55       3,944,489
     Resources Sub-Account       2015       369,982      8.56 - 9.50       3,455,455
                                 2014       301,045    13.01 - 14.23       4,214,021
                                 2013       268,347    16.38 - 17.66       4,673,270
                                 2012       313,419    15.12 - 16.07       4,971,114

  MSF Western Asset              2016     6,144,561    25.20 - 37.86     196,877,487
     Management Strategic Bond   2015       242,504    26.20 - 30.62       6,971,544
     Opportunities Sub-Account   2014       247,927    27.25 - 31.59       7,431,708
                                 2013       231,415    26.38 - 30.38       6,673,488
                                 2012       349,579    26.66 - 30.47      10,149,053

  MSF Western Asset              2016       281,647    14.94 - 18.25       4,704,631
     Management U.S. Government  2015       346,447    15.12 - 18.30       5,873,926
     Sub-Account                 2014       363,586    15.41 - 18.48       6,249,863
                                 2013       448,156    15.36 - 18.26       7,630,915
                                 2012       690,001    15.85 - 18.66      12,033,680

  PIMCO VIT High Yield           2016       246,210    20.41 - 22.83       5,415,580
     Sub-Account                 2015       276,491    18.50 - 20.57       5,486,232
                                 2014       311,582    19.17 - 21.19       6,384,603
                                 2013       360,577    18.91 - 20.77       7,251,876
                                 2012       431,112    18.22 - 19.90       8,310,003

  PIMCO VIT Low Duration         2016       566,101    13.82 - 15.39       8,295,577
     Sub-Account                 2015       568,417    13.89 - 15.37       8,388,727
                                 2014       580,004    14.11 - 15.52       8,692,822
                                 2013       616,336    14.26 - 15.59       9,300,726
                                 2012       761,796    14.56 - 15.82      11,694,147

  Putnam VT Equity Income        2016       695,231    26.75 - 31.31      20,896,054
     Sub-Account                 2015       784,971    23.99 - 27.75      20,986,060
                                 2014       910,786    25.22 - 28.84      25,431,923
                                 2013     1,082,521    22.81 - 25.79      27,161,854
                                 2012     1,285,126    17.56 - 19.63      24,604,839

                                                  FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MSF Russell 2000 Index         2016      1.08         1.30 - 2.20         18.29 - 19.36
     Sub-Account                 2015      0.95         1.30 - 2.20       (6.61) - (5.77)
                                 2014      0.95         1.30 - 2.20           2.45 - 3.38
                                 2013      1.02         1.30 - 2.20         35.12 - 36.34
                                 2012      0.86         1.30 - 2.20         13.41 - 14.44

  MSF T. Rowe Price Large Cap    2016      0.01         0.85 - 2.35         (0.83) - 0.90
     Growth Sub-Account          2015      0.02         0.85 - 2.35           7.95 - 9.84
                                 2014      0.01         0.85 - 2.35           6.30 - 8.16
                                 2013      0.10         0.85 - 2.35         26.10 - 37.98
                                 2012      0.02         0.85 - 1.90         16.43 - 17.96

  MSF T. Rowe Price Small Cap    2016      0.12         0.85 - 1.90          9.38 - 10.80
     Growth Sub-Account          2015      0.05         0.85 - 1.90           0.54 - 1.84
                                 2014      0.01         0.85 - 1.90           4.64 - 6.00
                                 2013      0.22         0.85 - 1.90         41.46 - 43.33
                                 2012        --         0.85 - 1.90         13.72 - 15.19

  MSF Van Eck Global Natural     2016      0.58         0.75 - 2.00         40.89 - 42.67
     Resources Sub-Account       2015      0.21         0.75 - 2.20     (34.22) - (33.26)
                                 2014      0.26         0.75 - 2.20     (20.59) - (19.43)
                                 2013      0.63         0.75 - 2.20           8.34 - 9.93
                                 2012        --         0.75 - 2.20           0.33 - 1.81

  MSF Western Asset              2016      2.23         0.75 - 2.35           3.36 - 7.49
     Management Strategic Bond   2015      4.73         1.30 - 1.90       (3.85) - (3.08)
     Opportunities Sub-Account   2014      5.28         1.30 - 1.90           3.31 - 4.00
                                 2013      4.87         1.30 - 1.90       (1.07) - (0.31)
                                 2012      3.42         1.30 - 1.90           9.19 - 9.94

  MSF Western Asset              2016      2.41         1.30 - 2.20       (1.18) - (0.28)
     Management U.S. Government  2015      2.02         1.30 - 2.20       (1.88) - (0.99)
     Sub-Account                 2014      1.73         1.30 - 2.20           0.32 - 1.23
                                 2013      2.12         1.30 - 2.20       (3.06) - (2.19)
                                 2012      1.91         1.30 - 2.20           0.79 - 1.71

  PIMCO VIT High Yield           2016      5.22         1.30 - 1.90         10.33 - 10.99
     Sub-Account                 2015      5.25         1.30 - 1.90       (3.50) - (2.91)
                                 2014      5.29         1.30 - 1.90           1.39 - 2.01
                                 2013      5.46         1.30 - 1.90           3.74 - 4.37
                                 2012      5.78         1.30 - 1.90         12.14 - 12.81

  PIMCO VIT Low Duration         2016      1.49         1.30 - 1.90         (0.50) - 0.10
     Sub-Account                 2015      3.42         1.30 - 1.90       (1.57) - (0.98)
                                 2014      1.13         1.30 - 1.90       (1.05) - (0.45)
                                 2013      1.48         1.30 - 1.90       (2.01) - (1.43)
                                 2012      1.91         1.30 - 1.90           3.85 - 4.48

  Putnam VT Equity Income        2016      1.89         0.75 - 1.90         11.51 - 12.79
     Sub-Account                 2015      1.67         0.75 - 1.90       (4.87) - (3.77)
                                 2014      1.79         0.75 - 1.90         10.54 - 11.82
                                 2013      2.00         0.75 - 1.90         29.92 - 31.43
                                 2012      2.31         0.75 - 1.90         17.05 - 18.41

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                    AS OF DECEMBER 31
                                      --------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                          UNITS       HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  -------------
  Putnam VT Multi-Cap Growth    2016        84,259    20.64 - 27.10      1,920,534
     Sub-Account                2015        91,294    19.49 - 25.47      1,949,587
                                2014        98,391    19.91 - 25.88      2,136,321
                                2013       127,086    17.86 - 23.10      2,459,478
                                2012       152,212    13.33 - 17.16      2,195,814

  Russell Aggressive Equity     2016        59,458    22.13 - 22.19      1,316,184
     Sub-Account                2015        63,858    18.91 - 18.97      1,208,068
                                2014        74,169    20.67 - 20.72      1,533,014
                                2013        78,396    20.64 - 20.69      1,617,960
                                2012       104,956    14.95 - 14.99      1,569,025

  Russell Core Bond             2016       268,809    19.78 - 19.86      5,317,684
     Sub-Account                2015       299,764    19.46 - 19.53      5,832,706
                                2014       326,880    19.76 - 19.83      6,459,200
                                2013       360,963    19.00 - 19.07      6,859,528
                                2012       447,192    19.55 - 19.63      8,745,140

  Russell Global Real Estate    2016        14,749    36.79 - 36.83        542,716
     Securities Sub-Account     2015        24,060    36.22 - 36.25        871,485
                                2014        27,947    36.64 - 36.67      1,024,007
                                2013        30,369    32.38 - 32.41        983,391
                                2012        37,475    31.68 - 31.71      1,187,295

  Russell Multi-Style Equity    2016       325,131    21.72 - 21.79      7,061,253
     Sub-Account                2015       360,251    19.90 - 19.98      7,171,525
                                2014       430,624    19.96 - 20.04      8,598,156
                                2013       468,451    18.13 - 18.19      8,492,111
                                2012       604,659    13.83 - 13.88      8,363,015

  Russell Non-U.S. Sub-Account  2016       151,347    16.56 - 16.62      2,506,309
                                2015       162,224    16.40 - 16.47      2,661,460
                                2014       183,050    16.86 - 16.92      3,086,079
                                2013       196,111    17.89 - 17.96      3,509,294
                                2012       253,272    14.88 - 14.94      3,770,152

                                                FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  Putnam VT Multi-Cap Growth    2016      0.93         1.30 - 1.90          5.76 - 6.56
     Sub-Account                2015      0.69         1.30 - 1.90      (2.17) - (1.46)
                                2014      0.51         1.30 - 1.90        11.35 - 12.22
                                2013      0.72         1.30 - 1.90        33.87 - 34.85
                                2012      0.45         1.30 - 1.90        14.55 - 15.45

  Russell Aggressive Equity     2016      0.83                1.40                17.01
     Sub-Account                2015      0.67                1.40               (8.48)
                                2014      0.25                1.40                 0.15
                                2013      0.42                1.40                38.06
                                2012      1.04                1.40                14.22

  Russell Core Bond             2016      1.58                1.40                 1.67
     Sub-Account                2015      2.35                1.40               (1.53)
                                2014      1.56                1.40                 3.99
                                2013      1.41                1.40               (2.82)
                                2012      2.32                1.40                 6.86

  Russell Global Real Estate    2016      3.66                1.40                 1.59
     Securities Sub-Account     2015      1.60                1.40               (1.15)
                                2014      3.21                1.40                13.15
                                2013      4.06                1.40                 2.21
                                2012      4.97                1.40                25.77

  Russell Multi-Style Equity    2016      1.04                1.40                 9.10
     Sub-Account                2015      0.83                1.40               (0.30)
                                2014      1.18                1.40                10.15
                                2013      1.24                1.40                31.07
                                2012      1.14                1.40                14.07

  Russell Non-U.S. Sub-Account  2016      3.22                1.40                 0.94
                                2015      1.17                1.40               (2.69)
                                2014      1.97                1.40               (5.78)
                                2013      2.07                1.40                20.22
                                2012      1.77                1.40                18.14

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying portfolio or fund of the trusts which may have unique investment income ratios.

2 These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio or fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

          METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



9. SUBSEQUENT EVENTS


The operations of the Sub-Accounts were affected by the following changes that occurred on March 6, 2017:

PORTFOLIO NAME CHANGES:

Former Name                                              New Name

(MIST) Met/Aberdeen Emerging Markets Equity              (BHFTI) Brighthouse/Aberdeen Emerging Markets
   Portfolio                                               Equity Portfolio
(MIST) Met/Eaton Vance Floating Rate Portfolio           (BHFTI) Brighthouse/Eaton Vance Floating Rate
                                                           Portfolio
(MIST) Met/Franklin Low Duration Total Return            (BHFTI) Brighthouse/Franklin Low Duration Total
   Portfolio                                               Return Portfolio
(MIST) Met/Templeton International Bond Portfolio        (BHFTI) Brighthouse/Templeton International Bond
                                                           Portfolio
(MIST) Met/Wellington Large Cap Research Portfolio       (BHFTI) Brighthouse/Wellington Large Cap Research
                                                           Portfolio
(MIST) MetLife Asset Allocation 100 Portfolio            (BHFTI) Brighthouse Asset Allocation 100 Portfolio
(MIST) MetLife Balanced Plus Portfolio                   (BHFTI) Brighthouse Balanced Plus Portfolio
(MIST) MetLife Small Cap Value Portfolio                 (BHFTI) Brighthouse Small Cap Value Portfolio
(MSF) Barclays Aggregate Bond Index Portfolio            (BHFTII) MetLife Aggregate Bond Index Portfolio
(MSF) Met/Artisan Mid Cap Value Portfolio                (BHFTII) Brighthouse/Artisan Mid Cap Value
                                                           Portfolio
(MSF) Met/Dimensional International Small Company        (BHFTII) Brighthouse/Dimensional International
   Portfolio                                               Small Company Portfolio
(MSF) Met/Wellington Core Equity Opportunities           (BHFTII) Brighthouse/Wellington Core Equity
   Portfolio                                               Opportunities Portfolio
(MSF) MetLife Asset Allocation 20 Portfolio              (BHFTII) Brighthouse Asset Allocation 20 Portfolio
(MSF) MetLife Asset Allocation 40 Portfolio              (BHFTII) Brighthouse Asset Allocation 40 Portfolio
(MSF) MetLife Asset Allocation 60 Portfolio              (BHFTII) Brighthouse Asset Allocation 60 Portfolio
(MSF) MetLife Asset Allocation 80 Portfolio              (BHFTII) Brighthouse Asset Allocation 80 Portfolio
(MSF) MSCI EAFE Index Portfolio                          (BHFTII) MetLife MSCI EAFE Index Portfolio
(MSF) Russell 2000 Index Portfolio                       (BHFTII) MetLife Russell 2000 Index Portfolio

TRUST NAME CHANGES:

Former Trust                                             New Trust

Met Investors Series Trust (MIST)                        Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                           Brighthouse Funds Trust II (BHFTII)

ADVISER NAME CHANGE:

Former Adviser                                        New Adviser

MetLife Advisers, LLC                                 Brighthouse Investment Advisers, LLC

SEPARATE ACCOUNT NAME CHANGE:

Former Name                                            New Name

MetLife Investors Variable Annuity Account One         Brighthouse Variable Annuity Account C

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

   Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                           Page
                                                                                                      ---------
Report of Independent Registered Public Accounting Firm..............................................     2
Financial Statements at December 31, 2016 and 2015 and for the Years Ended December 31, 2016, 2015
  and 2014:
 Consolidated Balance Sheets.........................................................................     3
 Consolidated Statements of Operations...............................................................     4
 Consolidated Statements of Comprehensive Income (Loss)..............................................     5
 Consolidated Statements of Stockholder's Equity.....................................................     6
 Consolidated Statements of Cash Flows...............................................................     7
 Notes to the Consolidated Financial Statements......................................................     9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........     9
     Note 2 -- Segment Information...................................................................    25
     Note 3 -- Mergers...............................................................................    30
     Note 4 -- Disposition...........................................................................    30
     Note 5 -- Insurance.............................................................................    31
     Note 6 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...    37
     Note 7 -- Reinsurance...........................................................................    40
     Note 8 -- Investments...........................................................................    46
     Note 9 -- Derivatives...........................................................................    66
     Note 10 -- Fair Value...........................................................................    78
     Note 11 -- Goodwill.............................................................................    95
     Note 12 -- Debt.................................................................................    97
     Note 13 -- Equity...............................................................................    97
     Note 14 -- Other Expenses.......................................................................    101
     Note 15 -- Income Tax...........................................................................    102
     Note 16 -- Contingencies, Commitments and Guarantees............................................    105
     Note 17 -- Related Party Transactions...........................................................    109
     Note 18 -- Subsequent Events....................................................................    111
Financial Statement Schedules at December 31, 2016 and 2015 and for the Years Ended December 31,
  2016, 2015 and 2014:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties......    112
 Schedule III -- Consolidated Supplementary Insurance Information....................................    113
 Schedule IV -- Consolidated Reinsurance.............................................................    115

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Brighthouse Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Brighthouse Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 28, 2017

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2016 and 2015

                (In millions, except share and per share data)

                                                                                                 2016           2015
                                                                                           ------------  -------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
  $49,312 and $50,154, respectively)......................................................  $    51,785   $     52,409
 Equity securities available-for-sale, at estimated fair value (cost: $280 and $384,
  respectively)...........................................................................          300            409
 Mortgage loans (net of valuation allowances of $38 and $36, respectively; includes $136
  and $172, respectively, at estimated fair value, relating to variable interest entities)        8,884          7,262
 Policy loans.............................................................................        1,093          1,266
 Real estate and real estate joint ventures (includes $0 and $5, respectively, of real
  estate held-for-sale)...................................................................          215            628
 Other limited partnership interests......................................................        1,639          1,846
 Short-term investments, principally at estimated fair value..............................          926          1,737
 Other invested assets, principally at estimated fair value...............................        3,887          4,942
                                                                                           ------------  -------------
  Total investments.......................................................................       68,729         70,499
Cash and cash equivalents, principally at estimated fair value............................        1,888          1,383
Accrued investment income (includes $1 and $1, respectively, relating to variable
 interest entities).......................................................................          591            505
Premiums, reinsurance and other receivables...............................................       20,101         22,251
Deferred policy acquisition costs and value of business acquired..........................        5,274          4,809
Current income tax recoverable............................................................          454             --
Deferred income tax receivable............................................................        1,018             --
Goodwill..................................................................................           --            381
Other assets..............................................................................          630            799
Separate account assets...................................................................      100,588        101,735
                                                                                           ------------  -------------
    Total assets..........................................................................  $   199,273   $    202,362
                                                                                           ============  =============
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................  $    31,684   $     29,894
Policyholder account balances.............................................................       35,587         35,661
Other policy-related balances.............................................................        3,384          3,549
Payables for collateral under securities loaned and other transactions....................        7,362         10,619
Long-term debt (includes $23 and $48, respectively, at estimated fair value, relating to
 variable interest entities)..............................................................          804            836
Current income tax payable................................................................           --             20
Deferred income tax liability.............................................................           --            803
Other liabilities (includes $1 and $1, respectively, relating to variable interest
 entities)................................................................................       10,147          7,682
Separate account liabilities..............................................................      100,588        101,735
                                                                                           ------------  -------------
    Total liabilities.....................................................................      189,556        190,799
                                                                                           ------------  -------------
Contingencies, Commitments and Guarantees (Note 16)
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued
 and outstanding..........................................................................           75             75
Additional paid-in capital................................................................       12,449         10,871
Retained earnings (deficit)...............................................................       (4,209)        (1,011)
Accumulated other comprehensive income (loss).............................................        1,402          1,628
                                                                                           ------------  -------------
    Total stockholder's equity............................................................        9,717         11,563
                                                                                           ------------  -------------
    Total liabilities and stockholder's equity............................................  $   199,273   $    202,362
                                                                                           ============  =============

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                  2016        2015         2014
                                                                               ---------  -----------  -----------
Revenues
Premiums......................................................................  $    921   $    1,433   $    1,152
Universal life and investment-type product policy fees........................     2,696        2,940        3,193
Net investment income.........................................................     2,712        2,615        2,669
Other revenues................................................................       761          504          539
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................       (16)         (16)          (6)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................        (3)          (9)          (6)
 Other net investment gains (losses)..........................................       (13)          61         (457)
                                                                               ---------  -----------  -----------
   Total net investment gains (losses)........................................       (32)          36         (469)
 Net derivative gains (losses)................................................    (5,878)        (424)        (181)
                                                                               ---------  -----------  -----------
     Total revenues...........................................................     1,180        7,104        6,903
                                                                               ---------  -----------  -----------
Expenses
Policyholder benefits and claims..............................................     2,984        2,696        2,764
Interest credited to policyholder account balances............................       957        1,037        1,062
Goodwill impairment...........................................................       381           --           33
Amortization of deferred policy acquisition costs and value of business
  acquired....................................................................      (172)         595          990
Other expenses................................................................     1,738        1,722        1,764
                                                                               ---------  -----------  -----------
     Total expenses...........................................................     5,888        6,050        6,613
                                                                               ---------  -----------  -----------
Income (loss) before provision for income tax.................................    (4,708)       1,054          290
Provision for income tax expense (benefit)....................................    (1,771)         215           (5)
                                                                               ---------  -----------  -----------
Net income (loss).............................................................  $ (2,937)  $      839   $      295
                                                                               =========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                  2016             2015             2014
                                                                             -------------    -------------    -------------
Net income (loss)...........................................................  $     (2,937)    $        839     $        295
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets..............          (349)          (1,324)           1,953
  Unrealized gains (losses) on derivatives..................................            25               86              244
  Foreign currency translation adjustments..................................            (3)             (28)             (50)
                                                                             -------------    -------------    -------------
Other comprehensive income (loss), before income tax........................          (327)          (1,266)           2,147
Income tax (expense) benefit related to items of other comprehensive income
 (loss).....................................................................           101              468             (701)
                                                                             -------------    -------------    -------------
Other comprehensive income (loss), net of income tax........................          (226)            (798)           1,446
                                                                             -------------    -------------    -------------
Comprehensive income (loss).................................................  $     (3,163)    $         41     $      1,741
                                                                             =============    =============    =============

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                               Accumulated
                                                                   Additional    Retained         Other         Total
                                                        Common      Paid-in      Earnings     Comprehensive Stockholder's
                                                        Stock       Capital      (Deficit)    Income (Loss)    Equity
                                                      ---------  -------------  ----------    ------------- -------------
Balance at December 31, 2013.........................  $     86   $     11,506   $  (1,006)    $       980   $    11,566
Redemption of common stock...........................       (11)          (895)       (484)                       (1,390)
Capital contributions from MetLife, Inc..............                      244                                       244
Dividends paid to MetLife, Inc.......................                                 (155)                         (155)
Net income (loss)....................................                                  295                           295
Other comprehensive income (loss), net of income tax.                                                1,446         1,446
                                                      ---------  -------------  ----------    ------------- -------------
Balance at December 31, 2014.........................        75         10,855      (1,350)          2,426        12,006
Capital contributions from MetLife, Inc..............                       16                                        16
Dividends paid to MetLife, Inc.......................                                 (500)                         (500)
Net income (loss)....................................                                  839                           839
Other comprehensive income (loss), net of income tax.                                                 (798)         (798)
                                                      ---------  -------------  ----------    ------------- -------------
Balance at December 31, 2015.........................        75         10,871      (1,011)          1,628        11,563
Capital contributions from MetLife, Inc..............                    1,578                                     1,578
Dividends paid to MetLife, Inc.......................                                 (261)                         (261)
Net income (loss)....................................                               (2,937)                       (2,937)
Other comprehensive income (loss), net of income tax.                                                 (226)         (226)
                                                      ---------  -------------  ----------    ------------- -------------
Balance at December 31, 2016.........................  $     75   $     12,449   $  (4,209)    $     1,402   $     9,717
                                                      =========  =============  ==========    ============= =============

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                    2016           2015           2014
                                                             -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)...........................................  $     (2,937)  $        839   $        295
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:...............
 Depreciation and amortization expenses.....................            52             23             30
 Amortization of premiums and accretion of discounts
  associated with investments, net..........................          (197)          (204)          (166)
 (Gains) losses on investments and from sales of
  businesses, net...........................................            32            (36)           469
 (Gains) losses on derivatives, net.........................         7,082          1,225          1,443
 (Income) loss from equity method investments, net of
  dividends or distributions................................            26            108            (11)
 Interest credited to policyholder account balances.........           957          1,037          1,062
 Universal life and investment-type product policy fees.....        (2,696)        (2,940)        (3,193)
 Goodwill impairment........................................           381             --             33
 Change in accrued investment income........................           (44)             9            124
 Change in premiums, reinsurance and other receivables......        (1,157)          (586)        (1,479)
 Change in deferred policy acquisition costs and value of
  business acquired, net....................................          (455)           270            711
 Change in income tax.......................................        (2,195)           491            245
 Change in other assets.....................................         2,060          2,127          2,258
 Change in future policy benefits and other policy-related
  balances..................................................         2,197          2,104          1,398
 Change in other liabilities................................           389           (267)         1,390
 Other, net.................................................          (206)             5            (67)
                                                             -------------  -------------  -------------
Net cash provided by (used in) operating activities.........         3,289          4,205          4,542
                                                             -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities..................................        39,080         35,704         20,249
 Equity securities..........................................           175            308             98
 Mortgage loans.............................................         1,518          1,059          2,428
 Real estate and real estate joint ventures.................           446            512             28
 Other limited partnership interests........................           417            425            255
Purchases of:
 Fixed maturity securities..................................       (34,906)       (39,298)       (24,520)
 Equity securities..........................................           (58)          (273)           (41)
 Mortgage loans.............................................        (2,803)        (2,515)          (343)
 Real estate and real estate joint ventures.................           (75)          (109)          (209)
 Other limited partnership interests........................          (203)          (233)          (345)
Cash received in connection with freestanding derivatives...           707            223            788
Cash paid in connection with freestanding derivatives.......        (2,764)          (868)        (1,991)
Cash received under repurchase agreements...................            --            199             --
Cash paid under repurchase agreements.......................            --           (199)            --
Cash received under reverse repurchase agreements...........            --            199             --
Cash paid under reverse repurchase agreements...............            --           (199)            --
Sale of business, net of cash and cash equivalents disposed
 of $0, $0 and $251, respectively...........................            --             --            451
Sales of loans to affiliates................................            --             --            520
Net change in policy loans..................................           109            (72)            52
Net change in short-term investments........................           882           (495)         3,581
Net change in other invested assets.........................             7            (55)          (305)
                                                             -------------  -------------  -------------
Net cash provided by (used in) investing activities.........  $      2,532   $     (5,687)  $        696
                                                             -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                    2016           2015            2014
                                                             -------------  --------------  --------------
Cash flows from financing activities
Policyholder account balances:
 Deposits...................................................  $      9,672   $      19,970   $      18,581
 Withdrawals................................................       (12,001)        (20,797)        (21,564)
Net change in payables for collateral under securities
 loaned and other transactions..............................        (3,257)          3,118             703
Long-term debt issued.......................................            --             175              --
Long-term debt repaid.......................................           (26)           (235)         (1,379)
Financing element on certain derivative instruments, net....        (1,011)            (81)           (414)
Redemption of common stock..................................            --              --            (906)
Common stock redemption premium.............................            --              --            (484)
Dividends paid to MetLife, Inc..............................          (261)           (500)           (155)
Capital contributions.......................................         1,568              11             231
                                                             -------------  --------------  --------------
Net cash provided by (used in) financing activities.........        (5,316)          1,661          (5,387)
                                                             -------------  --------------  --------------
Effect of change in foreign currency exchange rates on cash
 and cash equivalents balances..............................            --              (2)            (45)
                                                             -------------  --------------  --------------
Change in cash and cash equivalents.........................           505             177            (194)
Cash and cash equivalents, beginning of year................         1,383           1,206           1,400
                                                             -------------  --------------  --------------
Cash and cash equivalents, end of year......................  $      1,888   $       1,383   $       1,206
                                                             =============  ==============  ==============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
 Interest...................................................  $         70   $          77   $         116
                                                             =============  ==============  ==============
 Income tax.................................................  $        431   $        (263)  $        (221)
                                                             =============  ==============  ==============
Non-cash transactions:
 Capital contributions......................................  $         10   $           5   $          13
                                                             =============  ==============  ==============
 Transfer of fixed maturity securities from affiliates......  $      3,565   $          --   $          --
                                                             =============  ==============  ==============
 Transfer of mortgage loans from affiliates.................  $        395   $          --   $          --
                                                             =============  ==============  ==============
 Transfer of short-term investments from affiliates.........  $         94   $          --   $          --
                                                             =============  ==============  ==============
 Transfer of fixed maturity securities to affiliates........  $        346   $          --   $         804
                                                             =============  ==============  ==============
 Reduction of other invested assets in connection with
  reinsurance transactions..................................  $        676   $          --   $          --
                                                             =============  ==============  ==============

       See accompanying notes to the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   "Brighthouse Insurance" and the "Company" refer to Brighthouse Life Insurance Company (formerly, MetLife Insurance Company USA, "MetLife USA"), a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife"). The Company offers a range of individual annuities and individual life insurance products.

   In anticipation of MetLife's plan to separate a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other (the "Separation"), in the third quarter of 2016, the Company reorganized its businesses into three segments:
Annuities, Life and Run-off. See Note 2 for further information on the reorganization of the Company's segments in the third quarter of 2016, which was applied retrospectively.

   On January 12, 2016, MetLife, Inc. announced its plan to pursue the Separation. Additionally, on July 21, 2016, MetLife, Inc. announced that following the planned Separation, the separated business will be rebranded as Brighthouse Financial. On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"). The information statement filed as an exhibit to the Form 10 disclosed that MetLife intends to include Brighthouse Insurance and certain affiliates in the proposed separated business and distribute at least 80.1% of the shares of Brighthouse's common stock on a pro rata basis to the holders of MetLife, Inc. common stock. Effective March 6, 2017, and in connection with the planned Separation, the Company changed its name from MetLife Insurance Company USA to Brighthouse Life Insurance Company.

   The ultimate form and timing of the planned Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. The planned Separation remains subject to certain conditions, including among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the Internal Revenue Service ("IRS") and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, insurance and other regulatory approvals, and an SEC declaration of the effectiveness of the Form 10.

   In November 2014, MetLife Insurance Company of Connecticut re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company USA and merged with its subsidiary, MetLife Investors USA Insurance Company ("MLI-USA"), and its affiliates, MetLife Investors Insurance Company ("MLIIC") and Exeter Reassurance Company, Ltd. ("Exeter"). See Note 3 for further information on the merger transactions and the prior periods' adjustments.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

 Consolidation

    The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Discontinued Operations

    The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results. See "-- Adoption of New Accounting Pronouncements."

 Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

-----------------------------------------------------------------------------------------
Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             5
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   6
-----------------------------------------------------------------------------------------
Reinsurance                                                                           7
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Income Tax                                                                            15
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              16
-----------------------------------------------------------------------------------------

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions that are in accordance with GAAP and applicable actuarial standards. The principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, policy renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and locked in and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are locked in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation. To assess whether or not a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced, and the measurement of profitability. In applying the profitability criteria, groupings are limited by segment.

      Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are therefore subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of the appropriate underlying equity indices, such as the Standard & Poor's Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its assumptions supporting its estimates of actuarial liabilities for future policy benefits. For universal life and annuity product guarantees, assumptions are updated periodically, whereas for traditional life products, such as term life and non-participating whole life insurance, assumptions are established and locked in at inception but reviewed periodically to determine whether a premium deficiency exists that would trigger an unlocking of assumptions. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

      See "-- "Variable Annuity Guarantees" for additional information on the Company's variable annuity guarantee features that are accounted for as insurance liabilities and recorded in future policy benefits, as well as the guarantee features that are accounted for at fair value as embedded derivatives and recorded in policyholder account balances.

   Other Policy-Related Balances

      Other policy-related balances primarily include assumed affiliated reinsurance payables, affiliated deferred experience refunds, policy and contract claims and unearned revenue liabilities.

      The assumed affiliated reinsurance payable relates primarily to reinsurance for certain universal life business assumed from an affiliate, net of other reinsurance.

      The affiliated deferred experience refunds relate to the repayment of acquisition costs under an affiliated reinsurance agreement and represent part of the net cost of reinsurance for the business reinsured. The deferred experience refund is being amortized consistent with the DAC methodology on the underlying contracts.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The liability for policy and contract claims generally relates to incurred but not reported death, disability and long-term care claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. When premiums are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which policyholder benefits and expenses are incurred. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

 .   incremental direct costs of contract acquisition, such as commissions;

 . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed;

 . other essential direct costs that would not have been incurred had a policy not been acquired or renewed; and

 . the costs of direct-response advertising, the primary purpose of which is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    DAC and VOBA are amortized as follows:

------------------------------------------------------------------------------------------------------------------------------
Products:                                               In proportion to the following over estimated lives of the contracts:
------------------------------------------------------------------------------------------------------------------------------
Nonparticipating and non-dividend-paying traditional
    contracts (primarily term insurance)                  Actual and expected future gross premiums.
------------------------------------------------------------------------------------------------------------------------------
Participating, dividend-paying traditional contracts      Actual and expected future gross margins.
------------------------------------------------------------------------------------------------------------------------------
Fixed and variable universal life contracts               Actual and expected future gross profits.
Fixed and variable deferred annuity contracts
------------------------------------------------------------------------------------------------------------------------------

    See Note 6 for additional information on DAC and VOBA amortization.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 40 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to guaranteed minimum income benefits ("GMIBs"), a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed non-life contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), guaranteed minimum accumulation benefits ("GMABs") and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Variable Annuity Guarantees

    The Company issues directly and assumes from an affiliate through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

    Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally speaking, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either
 (i) the occurrence of a specific insurable event, or (ii) annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life contingent portion of the GMWBs and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

    These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, we update the actual amount of business remaining in-force, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings. See Note 5 for additional details of guarantees accounted for as insurance liabilities.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, GMABs, and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the Guaranteed Principal Option.

    The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. In valuing the embedded derivative, the percentage of fees included in the fair value measurement is locked-in at inception.

    The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital market scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect our nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value, see Note 10 Fair Value.

 Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

      The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "Investments -- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities". The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8
   "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

      Also included in mortgage loans are commercial mortgage loans held by consolidated securitization entities ("CSEs") for which the fair value option ("FVO") was elected, which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment gains (losses) for commercial mortgage loans held by CSEs.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting for investments ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, while the cost method is used when the Company has virtually no influence over the investee's operations. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on cost method investments are recognized as earned or received.

      The Company routinely evaluates such investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

   . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

   . Investments in an operating joint venture that engages in insurance underwriting activities which are accounted for under the equity method.

   . Funds withheld which represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------------------------------------
Statement of Operations Presentation:  Derivative:
-------------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       .   Economic hedges of variable annuity guarantees included in future policy benefits
-------------------------------------------------------------------------------------------------------------
Net investment income                  .   Economic hedges of equity method investments in joint ventures
-------------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Embedded Derivatives

      The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

          See "Variable Annuity Guarantees" for additional information on the accounting policy for embedded derivatives bifurcated from variable annuity host contracts.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses), except for those in policyholder benefits and claims related to ceded reinsurance of GMIB. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

   Fair Value

      Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

      Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

   Income Tax

      Brighthouse Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Brighthouse Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes e.g. net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Brighthouse Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Brighthouse Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Brighthouse Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The Company's accounting for income taxes represents management's best estimate of various events and transactions.

      Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

      The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   . the length of time that carryforward can be utilized in the various taxing jurisdiction;

   . future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

      The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

      The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

      The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

   Litigation Contingencies

      The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

   Other Accounting Policies

     Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Property, Equipment, Leasehold Improvements and Computer Software

      Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was insignificant at both December 31, 2016 and 2015.

      Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $236 million and $254 million at December 31, 2016 and 2015, respectively. Accumulated amortization of capitalized software was $136 million and $107 million at December 31, 2016 and 2015, respectively. Related amortization expense was $37 million, less than $1 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   Other Revenues

      Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements and broker-dealer fees.

   Employee Benefit Plans

      Through December 31, 2016, Metropolitan Life Insurance Company ("MLIC") provided and the Company contributed to defined benefit pension and postemployment plans for its employees and retirees. MLIC also provides and the Company contributes to a postretirement medical and life insurance benefit plan for certain retired employees. The Company accounts for these plans as multiemployer benefit plans and as a result the assets, obligations and other comprehensive gains and losses of these benefit plans are not included on the consolidated balance sheet. Within its consolidated statement of operations, the Company has included expense associated with its participants in these plans. These plans also include participants from other affiliates of MLIC. The Company's participation in these plans ceased December 31, 2016.

   Defined Contribution Plans

      Through December 31, 2016, MLIC provides and the Company contributes to a defined contribution plan sponsored by MLIC for substantially all employees under which a portion of employee contributions are matched. The Company's participation in this plan ceased on December 31, 2016.

   Foreign Currency

      Assets, liabilities and operations of a foreign affiliate (owned in 2014) are recorded based on functional currency. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of this foreign affiliate are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

      Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

      On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists.

Adoption of New Accounting Pronouncements

   Effective January 1, 2016, the Company adopted guidance relating to short-duration contracts. Upon adopting the new guidance, the Company updated the disclosure for the rollforward of the liability of the unpaid policy and contract claims to include incurred and paid long-duration life claims that are settled within one year. The Company's liability for unpaid policy and contract claims includes incurred but not reported claims, as well as claims which have been reported but not yet settled. The net incurred and paid claims within the Company's tabular rollforward are principally comprised of death benefits on long-duration life contracts. The adoption did not have an impact on the consolidated financial statements and given the Company's minimal extent of short-duration insurance contracts did not require any other expanded disclosures.

   Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 8, reflect the application of the new guidance.

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

   Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations and disclosures of disposals of components of an entity. The guidance increases the threshold for a disposal to qualify as a discontinued operation, expands the disclosures for discontinued operations and requires new disclosures for certain disposals that do not meet the definition of a discontinued operation. Disposals must now represent a strategic shift that has or will have a major effect on the entity's operations and financial results to qualify as discontinued operations. As discussed in
Note 4, the Company sold its wholly-owned subsidiary, MetLife Assurance
Limited ("MAL"). As a result of the adoption of this new guidance, the results of operations of MAL and the loss on sale have been included in income from continuing operations.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Future Adoption of New Accounting Pronouncements

   In February 2017, the Financial Accounting Standards Board ("FASB") issued new guidance on derecognition of nonfinancial assets (Accounting Standards Update ("ASU") 2017- 05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In January 2017, the FASB issued new guidance on business combinations
(ASU 2017- 01, Business Combinations (Topic 805): Clarifying the Definition of a Business). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): a consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In October 2016, the FASB issued new guidance on consolidation evaluation for entities under common control (ASU 2016-17, Consolidation (Topic 810):
Interests Held through Related Parties That Are under Common Control). The new guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. Early adoption is permitted in the first interim or annual reporting period. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. This ASU addresses diversity in how certain cash receipts and cash payments are presented and classified on the statement of cash flows. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments--Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

   In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as AFS and to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The population of these investments accounted for under the cost method is not material. The Company is continuing to evaluate the overall impact of this guidance on its consolidated financial statements.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2017 and interim periods within those years. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance and investment contracts within the scope of Financial Services insurance (Topic 944), leases, financial instruments and guarantees. For those contracts that are impacted, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. Given the scope of the new revenue recognition guidance, the Company does not expect the adoption to have a material impact on its consolidated revenues or statements of operations, with the Company's implementation efforts primarily focused on other revenues on the consolidated statements of operations.

Other

   Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the CME serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the CME. The Company is currently evaluating the impact of these amendments on its consolidated financial statements. This change is not expected to impact the tax treatment of such derivatives, although the IRS is being asked to issue definitive guidance.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

   In anticipation of the planned Separation, in the third quarter of 2016, the Company reorganized its businesses into three segments: Annuities, Life and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other. Also, in the fourth quarter of 2016, the Company moved the universal life policies with secondary guarantees ("ULSG") business from the Life segment to the Run-off segment. These and certain other presentation changes were applied retrospectively and did not have an impact on total consolidated net income (loss) or operating earnings in the prior periods.

Annuities

   The Annuities segment offers a variety of variable, fixed, index-linked and income annuities designed to address contractholders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

   The Life segment offers insurance products and services, including term, whole, universal and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be provided on a tax-advantaged basis.

Run-off

   The Run-off segment consists of products no longer actively sold and which are separately managed, including structured settlements, certain company-owned life insurance policies, bank-owned life insurance policies, funding agreements and ULSG.

Corporate & Other

   Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Additionally, Corporate & Other includes assumed reinsurance of certain variable annuity products from a former affiliated operating joint venture in Japan. Under this in-force reinsurance agreement, the Company reinsured living and death benefit guarantees issued in connection with variable annuity products. Also, Corporate & Other includes a reinsurance agreement to assume certain blocks of indemnity reinsurance from an affiliate. These reinsurance agreements were recaptured effective November 1, 2014. Corporate & Other also includes the elimination of intersegment amounts and a portion of MetLife's U.S. insurance business sold direct to consumers.

Financial Measures and Segment Accounting Policies

   Operating earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also the Company's GAAP measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating earnings allows analysis of the Company's performance and facilitates comparisons to industry results.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


   The following are excluded from total revenues in calculating operating revenues:

  .   Net investment gains (losses);

  . Net derivative gains (losses) except: (i) earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment and (ii) earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

  . Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees");

  . Certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

  . Results of discontinued operations and other businesses that have been or will be sold or exited by the Company ("Divested Businesses").

   The following are excluded from total expenses in calculating operating expenses:

  . Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, benefits and hedging costs related to GMIBs ("GMIB Costs") and market value adjustments associated with surrenders or terminations of contracts;

  . Amounts related to: (i) net investment gains (losses) and net derivative gains (losses) and (ii) GMIB Fees and GMIB Costs included in amortization of deferred policy acquisition costs and value of business acquired;

  . Recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance;

  .   Results of discontinued operations and Divested Businesses;

  . Amounts related to securitization entities that are VIEs consolidated under GAAP;

  .   Goodwill impairment; and

  . Costs related to: (i) implementation of new insurance regulatory requirements and (ii) acquisition and integration costs.

   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2016, 2015 and 2014 and at December 31, 2016 and 2015. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   The internal capital model is a MetLife developed risk capital model that reflects management's judgment and view of required capital to represent the measurement of the risk profile of the business, to meet the Company's long term promises to clients, to service long-term obligations and to support the credit ratings of the Company. It accounts for the unique and specific nature of the risks inherent in the Company's business. Management is responsible for the ongoing production and enhancement of the internal capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards. As such, the internal capital allocation methodology in the future may differ from MetLife's historical model.

   The Company allocates equity to the segments based on the internal capital model, coupled with considerations of local capital requirements, and aligns with emerging standards and consistent risk principles.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income or net income (loss).

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee time incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                Operating Results
                                            --------------------------------------------------------
                                                                                  Corporate
Year Ended December 31, 2016                 Annuities     Life       Run-off      & Other        Total
------------------------------------------- ----------- ---------    ---------    ---------    -----------
                                                                  (In millions)
Pre-tax operating earnings.................  $    1,399  $   (138)    $    (63)    $    (64)    $    1,134
Provision for income tax expense (benefit).         411       (50)         (25)         (40)           296
                                            ----------- ---------    ---------    ---------    -----------
  Operating earnings.......................  $      988  $    (88)    $    (38)    $    (24)           838
                                            =========== =========    =========    =========
Adjustments for:...........................
Net investment gains (losses)..............                                                            (32)
Net derivative gains (losses)..............                                                         (5,878)
Other adjustments to net income............                                                             68
Provision for income tax (expense) benefit.                                                          2,067
                                                                                               -----------
Net income (loss)..........................                                                     $   (2,937)
                                                                                               ===========
Inter-segment revenues.....................  $      722  $   (867)    $   (127)    $    (40)
Interest revenue...........................  $    1,412  $    295     $  1,235     $     62
Interest expense...........................  $       --  $     --     $     --     $     67

                                                             Corporate
At December 31, 2016          Annuities    Life     Run-off   & Other    Total
----------------------------- ---------- --------- --------- --------- ----------
                                                 (In millions)
Total assets.................  $ 141,111  $ 12,674  $ 39,261  $ 6,227   $ 199,273
Separate account assets......  $  95,450  $  1,671  $  3,467  $    --   $ 100,588
Separate account liabilities.  $  95,450  $  1,671  $  3,467  $    --   $ 100,588

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                Operating Results
                                            --------------------------------------------------------
                                                                                  Corporate
Year Ended December 31, 2015                 Annuities     Life       Run-off      & Other        Total
------------------------------------------- ----------- ---------    ---------    ---------    -----------
                                                                  (In millions)
Pre-tax operating earnings.................  $    1,318  $    (54)    $    590     $   (207)    $    1,647
Provision for income tax expense (benefit).         329       (21)         204          (89)           423
                                            ----------- ---------    ---------    ---------    -----------
  Operating earnings.......................  $      989  $    (33)    $    386     $   (118)         1,224
                                            =========== =========    =========    =========
Adjustments for:
Net investment gains (losses)..............                                                             36
Net derivative gains (losses)..............                                                           (424)
Other adjustments to net income............                                                           (205)
Provision for income tax (expense) benefit.                                                            208
                                                                                               -----------
Net income (loss)..........................                                                     $      839
                                                                                               ===========
Inter-segment revenues.....................  $      590  $   (740)    $    (72)    $    137
Interest revenue...........................  $    1,245  $    296     $  1,360     $    (60)
Interest expense...........................  $       --  $     --     $     --     $     68

                                                                Corporate &
At December 31, 2015           Annuities     Life     Run-off      Other       Total
----------------------------- ----------- ---------- ---------- ----------- -----------
                                                    (In millions)
Total assets.................  $  136,230  $  12,805  $  43,142  $  10,185   $  202,362
Separate account assets......  $   96,922  $   1,580  $   3,233  $      --   $  101,735
Separate account liabilities.  $   96,922  $   1,580  $   3,233  $      --   $  101,735

                                                                Operating Results
                                            --------------------------------------------------------
                                                                                Corporate
Year Ended December 31, 2014                 Annuities     Life       Run-off    & Other        Total
------------------------------------------- ----------- ---------    ---------  ---------    -----------
                                                                  (In millions)
Pre-tax operating earnings.................  $    1,221  $   (152)    $    664   $   (109)    $    1,624
Provision for income tax expense (benefit).         295       (56)         227        (46)           420
                                            ----------- ---------    ---------  ---------    -----------
  Operating earnings.......................  $      926  $    (96)    $    437   $    (63)         1,204
                                            =========== =========    =========  =========
Adjustments for:
Net investment gains (losses)..............                                                         (469)
Net derivative gains (losses)..............                                                         (181)
Other adjustments to net income............                                                         (684)
Provision for income tax (expense) benefit.                                                          425
                                                                                             -----------
Net income (loss)..........................                                                   $      295
                                                                                             ===========
Inter-segment revenues.....................  $      729  $   (703)    $   (275)  $     66
Interest revenue...........................  $    1,177  $    295     $  1,384   $   (109)
Interest expense...........................  $       --  $      5     $     --   $     68

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


      Reconciliation of Company operating revenues to total revenues:

                                           Years Ended December 31,
                                 -------------------------------------------
                                        2016           2015           2014
                                 -------------  -------------  -------------
                                                (In millions)
  Annuities.....................  $      4,295   $      4,528   $      4,677
  Life..........................           725            738            568
  Run-off.......................         1,919          1,998          1,935
                                 -------------  -------------  -------------
    Total segment...............         6,939          7,264          7,180
                                 -------------  -------------  -------------
  Corporate & Other.............           176            188            134
  Net investment gains (losses).           (32)            36           (469)
  Net derivative gains (losses).        (5,878)          (424)          (181)
  Other adjustments.............           (25)            40            239
                                 -------------  -------------  -------------
    Total.......................  $      1,180   $      7,104   $      6,903
                                 =============  =============  =============

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                        Years Ended December 31,
                                -----------------------------------------
                                       2016          2015          2014
                                ------------- ------------- -------------
                                              (In millions)
       Annuity products........  $      3,300  $      3,568  $      3,926
       Life insurance products.         1,055         1,176           953
       Other products..........            23           133             5
                                ------------- ------------- -------------
         Total.................  $      4,378  $      4,877  $      4,884
                                ============= ============= =============

   Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

   Revenues derived from any customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2016, 2015 and 2014.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


3. Mergers

   In November 2014, MetLife Insurance Company of Connecticut, a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company USA and merged with its subsidiary, MLI-USA, and its affiliate, MLIIC, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter, a former offshore, captive reinsurance subsidiary of MetLife, Inc. and affiliate of MetLife Insurance Company of Connecticut that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Prior to the Mergers, 40,000,000 authorized shares of common stock, of which 30,000,000 shares were issued and outstanding, were converted to 4,000 authorized shares of common stock, of which 3,000 shares were issued and outstanding.

   Prior to the Mergers, effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with MLIC, an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature and deposited investments with an estimated fair market value of $6.3 billion into a custodial account to secure MetLife Insurance Company of Connecticut's remaining New York policyholder liabilities not covered by such reinsurance. Also prior to the Mergers, certain risks ceded to Exeter were recaptured. See Notes 8, 9 and 13 for information regarding additional transactions in connection with the Mergers.

   The Mergers represent a transaction among entities under common control and have been accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes are presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods have been retrospectively adjusted.

4. Disposition

   In May 2014, the Company completed the sale of its wholly-owned subsidiary, MAL, for $702 million ((Pounds)418 million) in net cash consideration. As a result of the sale, a loss of $608 million ($436 million, net of income tax), was recorded for the year ended December 31, 2014, which includes a reduction to goodwill of $112 million ($94 million, net of income tax). The loss is reflected within net investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). Compared to the expected loss at the time of the sales agreement, the actual loss on the sale was increased by net income from MAL of $77 million for the year ended December 31, 2014. MAL's results of operations are included in continuing operations. They were historically included in the Run-off segment.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


5. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                   -----------------------------
                                        2016           2015
                                   -------------- --------------
                                           (In millions)
                Annuities           $      31,516  $      27,370
                Life                        6,687          7,105
                Run-off                    25,027         27,463
                Corporate & Other           7,425          7,166
                                   -------------- --------------
                  Total             $      70,655  $      69,104
                                   ============== ==============

   See Note 7 for discussion of affiliated reinsurance liabilities included in the table above.

   Future policy benefits are measured as follows:

Product Type:                      Measurement Assumptions:
-----------------------------------------------------------------------------------------------------------------------------
Participating life                 Aggregate of (i) net level premium reserves for death and endowment policy benefits
                                   (calculated based upon the non-forfeiture interest rate of 4%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and
                                   (ii) the liability for terminal dividends.
-----------------------------------------------------------------------------------------------------------------------------
Nonparticipating life              Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%.
-----------------------------------------------------------------------------------------------------------------------------
Individual and group               Present value of expected future payments. Interest rate assumptions used in establishing traditional fixed annuities after  such liabilities range from 3% to 8%.
annuitization
-----------------------------------------------------------------------------------------------------------------------------
Non-medical health                 The net level premium method and assumptions as to future morbidity, withdrawals and
insurance                          interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.
-----------------------------------------------------------------------------------------------------------------------------
Disabled lives                     Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

   Participating business represented 4% and 3% of the Company's life insurance in-force at December 31, 2016 and 2015, respectively. Participating policies represented 45%, 43% and 39% of gross traditional life insurance premiums for the years ended December 31, 2016, 2015 and 2014, respectively.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


Guarantees

   The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                            Measurement Assumptions:
----------------------------------------------------------------------------------------------------------------------
GMDBs       A return of purchase payment upon death       Present value of expected death benefits in excess of the
             even if the account value is reduced          projected account balance recognizing the excess ratably
             to zero.                                      over the accumulation period based on the present value
                                                           of total expected assessments.
            An enhanced death benefit may be              Assumptions are consistent with those used for amortizing
             available for an additional fee.              DAC, and are thus subject to the same variability and
                                                           risk.
                                                          Investment performance and volatility assumptions are
                                                           consistent with the historical experience of the
                                                           appropriate underlying equity index, such as the S&P
                                                           500 Index.

                                                          Benefit assumptions are based on the average benefits
                                                           payable over a range of scenarios.
----------------------------------------------------------------------------------------------------------------------
GMIBs       After a specified period of time              Present value of expected income benefits in excess of the
             determined at the time of issuance of         projected account balance at any future date of
             the variable annuity contract, a              annuitization and recognizing the excess ratably over the
             minimum accumulation of purchase              accumulation period based on present value of total
             payments, even if the account value is        expected assessments.
             reduced to zero, that can be
             annuitized to receive a monthly income
             stream that is not less than a
             specified amount.
            Certain contracts also provide for a          Assumptions are consistent with those used for estimating
             guaranteed lump sum return of purchase        GMDB liabilities.
             premium in lieu of the annuitization
             benefit.
                                                          Calculation incorporates an assumption for the percentage
                                                           of the potential annuitizations that may be elected by the contractholder.
----------------------------------------------------------------------------------------------------------------------
GMWBs       A return of purchase payment via              Expected value of the life contingent payments and
             partial withdrawals, even if the              expected assessments using assumptions consistent with
             account value is reduced to zero,             those used for estimating the GMDB liabilities.
             provided that cumulative withdrawals
             in a contract year do not exceed a
             certain limit.
            Certain contracts include guaranteed
             withdrawals that are life contingent.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and Variable
                                  Annuity Contracts     Life Contracts
                                  ----------------  ----------------------
                                                          Secondary
                                   GMDBs    GMIBs         Guarantees        Total
                                  ------   ------   ---------------------- ------
                                                  (In millions)
Direct
Balance at January 1, 2014....... $  404   $1,155                   $1,784 $3,343
Incurred guaranteed benefits (1).    231      285                      590  1,106
Paid guaranteed benefits.........    (24)      --                       --    (24)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2014.....    611    1,440                    2,374  4,425
Incurred guaranteed benefits.....    248      317                      413    978
Paid guaranteed benefits.........    (36)      --                       --    (36)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2015.....    823    1,757                    2,787  5,367
Incurred guaranteed benefits.....    331      300                      752  1,383
Paid guaranteed benefits.........    (58)      --                       --    (58)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2016..... $1,096   $2,057                   $3,539 $6,692
                                  ======   ======   ====================== ======
Net Ceded/(Assumed)
Balance at January 1, 2014....... $ (205)  $ (155)                  $1,312 $  952
Incurred guaranteed benefits (1).    175       98                      477    750
Paid guaranteed benefits.........      1       --                       --      1
                                  ------   ------   ---------------------- ------
Balance at December 31, 2014.....    (29)     (57)                   1,789  1,703
Incurred guaranteed benefits.....     19       (9)                     362    372
Paid guaranteed benefits.........    (33)      --                       --    (33)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2015.....    (43)     (66)                   2,151  2,042
Incurred guaranteed benefits.....     41       (3)                     594    632
Paid guaranteed benefits.........    (54)      (1)                      --    (55)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2016..... $  (56)  $  (70)                  $2,745 $2,619
                                  ======   ======   ====================== ======
Net
Balance at January 1, 2014....... $  609   $1,310                   $  472 $2,391
Incurred guaranteed benefits (1).     56      187                      113    356
Paid guaranteed benefits.........    (25)      --                       --    (25)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2014.....    640    1,497                      585  2,722
Incurred guaranteed benefits.....    229      326                       51    606
Paid guaranteed benefits.........     (3)      --                       --     (3)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2015.....    866    1,823                      636  3,325
Incurred guaranteed benefits.....    290      303                      158    751
Paid guaranteed benefits.........     (4)       1                       --     (3)
                                  ------   ------   ---------------------- ------
Balance at December 31, 2016..... $1,152   $2,127                   $  794 $4,073
                                  ======   ======   ====================== ======

---------

(1) See Note 7.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


    Information regarding the Company's guarantee exposure was as follows at:

                                                                  December 31,
                                         -----------------------------------------------------------
                                                      2016                            2015
                                         ---------------------------     ---------------------------
                                             In the           At             In the           At
                                         Event of Death  Annuitization   Event of Death  Annuitization
                                         --------------  -------------   --------------  -------------
                                                              (Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3).................   $ 101,827       $  57,370       $ 103,830       $  58,615
Separate account value..................   $  97,237       $  56,048       $  98,897       $  57,284
Net amount at risk......................   $   6,726 (4)   $   2,906 (5)   $   8,168 (4)   $   2,088 (5)
Average attained age of contractholders.    67 years        67 years        66 years        66 years

                                                     December 31,
                                                  ---------------------
                                                    2016       2015
                                                  ---------  ---------
                                                  Secondary Guarantees
                                                  ---------------------
                                                  (Dollars in millions)
           Universal and Variable Life Contracts
           Total account value (3)............... $   7,176  $   6,919
           Net amount at risk (6)................ $  90,973  $  90,940
           Average attained age of policyholders.  60 years   59 years

---------
(1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the NARs presented reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 7 for a discussion of GMxBs which have been reinsured.

(3) Includes the contractholder's investments in the general account and separate account, if applicable.

(4) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2016    2015
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                          Balanced...... $49,224 $49,870
                          Equity........  39,749  41,269
                          Bond..........   5,726   4,802
                          Money Market..     654     768
                                         ------- -------
                            Total....... $95,353 $96,709
                                         ======= =======

Obligations Under Funding Agreements

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2016, 2015 and 2014, the Company issued $1.4 billion, $13.0 billion and $12.2 billion, respectively, and repaid $3.4 billion, $14.4 billion and $13.9 billion, respectively, of such funding agreements. As of December 31, 2016 and 2015, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $127 million and $2.2 billion, respectively.

   The Company is a member of the Federal Home Loan Bank ("FHLB") of Pittsburgh and holds common stock in certain regional banks in the FHLB system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows as of:

                                             December 31,
                                             ------------
                                             2016    2015
                                             ----    ----
                                             (In millions)
                         FHLB of Pittsburgh.  $44     $85
                         FHLB of Boston.....  $27     $36
                         FHLB of Des Moines.  $ 4     $ 4

   The Company has also entered into funding agreements with FHLBanks. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows as of:

                             Liability              Collateral
                            ----------- -----------------------------------
                                             December 31,
                            -----------------------------------------------
                            2016  2015          2016               2015
                            ---- ------ ----------------- -
                                             (In millions)
    FHLB of Pittsburgh (1). $500 $1,570 $      3,765 (2)   $     1,789  (2)
    FHLB of Boston (1)..... $ 50 $  250 $        144 (2)   $       311  (2)
    FHLB of Des Moines (1). $ 95 $   95 $        266 (2)   $       147  (2)

---------

(1) Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

    Information regarding the liabilities for unpaid claims and claim expense was as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2016     2015     2014
                                                 -------  -------  -------
                                                       (In millions)
     Balance at December 31 of prior period.....  $1,693   $1,483   $1,325
       Less: Reinsurance recoverables...........   1,545    1,400    1,235
                                                 -------  -------  -------
     Net balance at December 31 of prior period.     148       83       90
     Cumulative adjustment (1)..................      67       --       --
                                                 -------  -------  -------
     Net balance at January 1,..................     215       83       90
     Incurred related to:
       Current year.............................     638      105        3
       Prior years (2)..........................     (22)      --        2
                                                 -------  -------  -------
         Total incurred.........................     616      105        5
                                                 -------  -------  -------
     Paid related to:
       Current year.............................    (613)     (30)      --
       Prior years..............................     (60)     (10)     (12)
                                                 -------  -------  -------
         Total paid.............................    (673)     (40)     (12)
                                                 -------  -------  -------
     Net balance at December 31,................     158      148       83
       Add: Reinsurance recoverables............   1,808    1,545    1,400
                                                 -------  -------  -------
     Balance at December 31,....................  $1,966   $1,693   $1,483
                                                 =======  =======  =======

---------

(1) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the new guidance related to short-duration contracts. Prior periods have not been restated. See Note 1.

(2) During 2016, 2015 and 2014, claims and claims adjustment expenses associated with prior years changed due to differences between the actual benefits paid and the expected benefits owed during those periods.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Insurance (continued)


Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $100.6 billion and $101.5 billion at December 31, 2016 and 2015, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $33 million and $189 million at December 31, 2016 and 2015, respectively. The latter category consisted of bank owned life insurance contracts. The average interest rate credited on these contracts was 2.63% and 2.56% at December 31, 2016 and 2015, respectively.

   For each of the years ended December 31, 2016, 2015 and 2014, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to significantly impact the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, benefit elections and withdrawals, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and benefit elections and withdrawals are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, benefit elections and withdrawals and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will generally decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


   Information regarding DAC and VOBA was as follows:

                                                                   Years Ended December 31,
                                                                   -----------------------
                                                                     2016    2015    2014
                                                                   -------  ------  ------
                                                                        (In millions)
DAC
Balance at January 1,............................................. $ 4,131  $4,162  $4,795
Capitalizations...................................................     282     325     279
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).   1,348     188    (152)
  Other expenses..................................................  (1,107)   (639)   (699)
                                                                   -------  ------  ------
    Total amortization............................................     241    (451)   (851)
                                                                   -------  ------  ------
Unrealized investment gains (losses)..............................     (20)     95     (61)
                                                                   -------  ------  ------
Balance at December 31,...........................................   4,634   4,131   4,162
                                                                   -------  ------  ------
VOBA
Balance at January 1,.............................................     678     728     896
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).       2     (19)     (1)
  Other expenses..................................................     (71)   (125)   (138)
                                                                   -------  ------  ------
    Total amortization............................................     (69)   (144)   (139)
                                                                   -------  ------  ------
Unrealized investment gains (losses)..............................      31      94     (29)
                                                                   -------  ------  ------
Balance at December 31,...........................................     640     678     728
                                                                   -------  ------  ------
Total DAC and VOBA
Balance at December 31,........................................... $ 5,274  $4,809  $4,890
                                                                   =======  ======  ======

   Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                           -------------
                                            2016   2015
                                           ------ ------
                                           (In millions)
                        Annuities......... $4,521 $3,510
                        Life..............    504    680
                        Run-off...........    112    510
                        Corporate & Other.    137    109
                                           ------ ------
                          Total........... $5,274 $4,809
                                           ====== ======

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


   Information regarding other intangibles was as follows:

                                                  Years Ended December 31,
                                                  -----------------------
                                                  2016     2015    2014
                                                  ----     ----    ----
                                                    (In millions)
            DSI
            Balance at January 1,................ $478     $522    $619
            Capitalization.......................    2        3       4
            Amortization.........................  (88)     (64)    (73)
            Unrealized investment gains (losses).   (1)      17     (28)
                                                  ----     ----    ----
            Balance at December 31,.............. $391     $478    $522
                                                  ====     ====    ====
            VODA and VOCRA
            Balance at January 1,................ $125     $142    $159
            Amortization.........................  (15)     (17)    (17)
                                                  ----     ----    ----
            Balance at December 31,.............. $110     $125    $142
                                                  ====     ====    ====
            Accumulated amortization............. $130     $115    $ 98
                                                  ====     ====    ====

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                 VOBA      VODA and VOCRA
                            -------------- --------------
                                    (In millions)
                      2017. $          108 $          14
                      2018. $           92 $          13
                      2019. $           78 $          12
                      2020. $           58 $          11
                      2021. $           50 $           9

7. Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


Annuities and Life

   For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company reinsures 100% of certain variable annuity risks to an affiliate. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by certain affiliates.

   For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of the risk associated with certain whole life policies to an affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by an affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

   The Company reinsures, through 100% quota share reinsurance agreements certain run-off long-term care and workers' compensation business written by the Company.

Catastrophe Coverage

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

   The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2016 and 2015, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $2.6 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   At December 31, 2016, the Company had $9.1 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $7.8 billion, or 86%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2015, the Company had $8.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $7.4 billion, or 87%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                                 Years Ended December 31,
                                                                                -------------------------
                                                                                  2016     2015     2014
                                                                                -------  -------  -------
                                                                                      (In millions)
Premiums
Direct premiums................................................................ $ 2,117  $ 2,281  $ 2,226
Reinsurance assumed............................................................      79      297       94
Reinsurance ceded..............................................................  (1,275)  (1,145)  (1,168)
                                                                                -------  -------  -------
  Net premiums................................................................. $   921  $ 1,433  $ 1,152
                                                                                =======  =======  =======
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.................. $ 3,476  $ 3,607  $ 3,610
Reinsurance assumed............................................................     129      142      398
Reinsurance ceded..............................................................    (909)    (809)    (815)
                                                                                -------  -------  -------
  Net universal life and investment-type product policy fees................... $ 2,696  $ 2,940  $ 3,193
                                                                                =======  =======  =======
Other revenues
Direct other revenues.......................................................... $   259  $   258  $   259
Reinsurance assumed............................................................      87       --       28
Reinsurance ceded..............................................................     415      246      252
                                                                                -------  -------  -------
  Net other revenues........................................................... $   761  $   504  $   539
                                                                                =======  =======  =======
Policyholder benefits and claims
Direct policyholder benefits and claims........................................ $ 5,909  $ 4,807  $ 4,797
Reinsurance assumed............................................................     128      305      263
Reinsurance ceded..............................................................  (3,053)  (2,416)  (2,296)
                                                                                -------  -------  -------
  Net policyholder benefits and claims......................................... $ 2,984  $ 2,696  $ 2,764
                                                                                =======  =======  =======
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances...................... $ 1,027  $ 1,104  $ 1,125
Reinsurance assumed............................................................      75       78       76
Reinsurance ceded..............................................................    (145)    (145)    (139)
                                                                                -------  -------  -------
  Net interest credited to policyholder account balances....................... $   957  $ 1,037  $ 1,062
                                                                                =======  =======  =======
Amortization of deferred policy acquisition costs and value of business acquired
Direct amortization of deferred policy acquisition costs and value of business
 acquired...................................................................... $  (114) $   630  $   958
Reinsurance assumed............................................................     148        8      100
Reinsurance ceded..............................................................    (206)     (43)     (68)
                                                                                -------  -------  -------
  Net amortization of deferred policy acquisition costs and value of business
   acquired.................................................................... $  (172) $   595  $   990
                                                                                =======  =======  =======
Other expenses
Direct other expenses.......................................................... $ 1,482  $ 1,512  $ 1,566
Reinsurance assumed............................................................      35       47        6
Reinsurance ceded..............................................................     221      163      192
                                                                                -------  -------  -------
  Net other expenses........................................................... $ 1,738  $ 1,722  $ 1,764
                                                                                =======  =======  =======

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                                       December 31,
                                                -------------------------------------------------------------------------------
                                                                    2016                                          2015
                                                --------------------------------------------- ---------------------------------
                                                                                     Total
                                                                                    Balance
                                                  Direct     Assumed     Ceded       Sheet      Direct     Assumed     Ceded
                                                ----------- ---------- ---------  ----------- ----------- ---------- ---------
                                                                                       (In millions)
Assets
Premiums, reinsurance and other
 receivables...................................   $   1,143   $     23  $ 18,935    $  20,101   $     630   $    162  $ 21,459
Deferred policy acquisition costs and value of
 business acquired.............................       6,020         71      (817)       5,274       5,467        219      (877)
                                                ----------- ---------- ---------  ----------- ----------- ---------- ---------
  Total assets.................................   $   7,163   $     94  $ 18,118    $  25,375   $   6,097   $    381  $ 20,582
                                                =========== ========== =========  =========== =========== ========== =========
Liabilities
Future policy benefits.........................   $  31,567   $    234  $   (117)   $  31,684   $  28,670   $  1,294  $    (70)
Policyholder account balances..................      34,635        952        --       35,587      34,764        897        --
Other policy-related balances..................       1,027      1,677       680        3,384         990      1,804       755
Other liabilities..............................       4,466         12     5,669       10,147       2,566         86     5,030
                                                ----------- ---------- ---------  ----------- ----------- ---------- ---------
  Total liabilities............................   $  71,695   $  2,875  $  6,232    $  80,802   $  66,990   $  4,081  $  5,715
                                                =========== ========== =========  =========== =========== ========== =========

                                                ------------

                                                ------------
                                                   Total
                                                  Balance
                                                   Sheet
                                                -----------

Assets
Premiums, reinsurance and other
 receivables...................................   $  22,251
Deferred policy acquisition costs and value of
 business acquired.............................       4,809
                                                -----------
  Total assets.................................   $  27,060
                                                ===========
Liabilities
Future policy benefits.........................   $  29,894
Policyholder account balances..................      35,661
Other policy-related balances..................       3,549
Other liabilities..............................       7,682
                                                -----------
  Total liabilities............................   $  76,786
                                                ===========

   Effective December 1, 2016, the Company terminated two agreements with an unaffiliated reinsurer which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 by MLIC. This termination resulted in a decrease in other invested assets of $713 million, a decrease in deferred policy acquisition costs and value of business acquired of $95 million, a decrease in future policy benefits of $654 million, and a decrease in other liabilities of $43 million. The Company recognized a loss of approximately $72 million, net of income tax, as a result of this transaction.

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $2.0 billion and $6.0 billion at December 31, 2016 and 2015, respectively. The deposit liabilities on reinsurance was $1 million at both December 31, 2016 and 2015.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina, Brighthouse Life Insurance Company of NY ("Brighthouse NY"), General American Life Insurance Company ("GALIC"), MetLife Europe d.a.c., MetLife Reinsurance Company of Vermont ("MRV"), New England Life Insurance Company ("NELICO"), MetLife Reinsurance Company of Delaware ("MRD"), Delaware American Life Insurance Company ("DELAM") and American Life Insurance Company ("ALICO"), all of which are related parties.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                               Years Ended December 31,
                                                                               ---------------------
                                                                                 2016      2015   2014
                                                                               -------    -----  -----
                                                                                   (In millions)
Premiums
Reinsurance assumed........................................................... $    34    $ 227  $  55
Reinsurance ceded.............................................................    (928)    (783)  (830)
                                                                               -------    -----  -----
  Net premiums................................................................ $  (894)   $(556) $(775)
                                                                               =======    =====  =====
Universal life and investment-type product policy fees
Reinsurance assumed........................................................... $   129    $ 142  $ 291
Reinsurance ceded.............................................................    (359)    (299)  (361)
                                                                               -------    -----  -----
  Net universal life and investment-type product policy fees.................. $  (230)   $(157) $ (70)
                                                                               =======    =====  =====
Other revenues
Reinsurance assumed........................................................... $    56    $  --  $  28
Reinsurance ceded.............................................................     414      246    252
                                                                               -------    -----  -----
  Net other revenues.......................................................... $   470    $ 246  $ 280
                                                                               =======    =====  =====
Policyholder benefits and claims
Reinsurance assumed........................................................... $    91    $ 255  $ 229
Reinsurance ceded.............................................................  (1,304)    (925)  (942)
                                                                               -------    -----  -----
  Net policyholder benefits and claims........................................ $(1,213)   $(670) $(713)
                                                                               =======    =====  =====
Interest credited to policyholder account balances
Reinsurance assumed........................................................... $    75    $  78  $  76
Reinsurance ceded.............................................................    (145)    (145)  (139)
                                                                               -------    -----  -----
  Net interest credited to policyholder account balances...................... $   (70)   $ (67) $ (63)
                                                                               =======    =====  =====
Amortization of deferred policy acquisition costs and value of business acquired
Reinsurance assumed........................................................... $    49    $  24  $  90
Reinsurance ceded.............................................................    (189)     (40)   (63)
                                                                               -------    -----  -----
  Net amortization of deferred policy acquisition costs and value of business. $  (140)   $ (16) $  27
                                                                               =======    =====  =====
Other expenses
Reinsurance assumed........................................................... $    19    $  41  $   2
Reinsurance ceded.............................................................     242      186    219
                                                                               -------    -----  -----
  Net other expenses.......................................................... $   261    $ 227  $ 221
                                                                               =======    =====  =====

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                                  -------------------------------
                                                                       2016             2015
                                                                  --------------  ---------------
                                                                  Assumed  Ceded  Assumed  Ceded
                                                                  ------- ------  ------- -------
                                                                           (In millions)
Assets
Premiums, reinsurance and other receivables......................  $   23 $9,661   $  129 $12,746
Deferred policy acquisition costs and value of business acquired.      71   (803)     120    (861)
                                                                  ------- ------  ------- -------
  Total assets...................................................  $   94 $8,858   $  249 $11,885
                                                                  ======= ======  ======= =======
Liabilities
Future policy benefits...........................................  $  213 $ (117)  $  630 $   (70)
Policyholder account balances....................................     952     --      897      --
Other policy-related balances....................................   1,677    680    1,785     755
Other liabilities................................................      10  5,344       27   4,691
                                                                  ------- ------  ------- -------
  Total liabilities..............................................  $2,852 $5,907   $3,339 $ 5,376
                                                                  ======= ======  ======= =======

   The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within policyholder account balances and were $952 million and $897 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($45) million, ($59) million and ($541) million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company ceded two blocks of business to two affiliates on a 90% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $285 million and $244 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($41) million, $137 million and ($348) million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. This ceded reinsurance agreement contains embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with this cession is included within premiums, reinsurance and other receivables and were $3 million and $4 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were less than ($1) million, less than $1 million, and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   In April 2016, the Company recaptured risks related to certain single premium deferred annuity contracts previously reinsured to MLIC. As a result of this recapture, the significant effects to the Company were an increase in investments and cash and cash equivalents of $4.3 billion and an increase in DAC of $87 million, offset by a decrease in premiums, reinsurance and other receivables of $4.0 billion. The Company recognized a gain of $246 million, net of income tax, as a result of this recapture.

   In December 2015, the Company entered into a reinsurance agreement to cede one block of business to MRD on a 90% coinsurance with funds withheld basis. This agreement covers certain term life policies issued in 2015 by the Company. This agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $83 million and $126 million at December 31, 2016 and 2015, respectively. The Company also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $34 million and $79 million at December 31, 2016 and 2015, respectively. The Company's consolidated statement of operations and comprehensive income (loss) includes a loss for this agreement of $27 million and no income for the years ended December 31, 2016 and 2015, respectively.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Reinsurance (continued)


   In December 2014, the Company entered into a reinsurance agreement to cede two blocks of business to MRD on a 90% coinsurance with funds withheld basis. This agreement covers certain term and certain universal life policies issued in 2014 by the Company. This agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $136 million and $81 million at December 31, 2016 and 2015, respectively. The Company also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $83 million and $23 million at December 31, 2016 and 2015, respectively. The Company's consolidated statement of operations and comprehensive income (loss) includes a gain for this agreement of $3 million, a loss of $17 million and a loss of less than $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $6.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.8 billion and $5.8 billion at December 31, 2016 and 2015, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2016 and 2015.

8. Investments

   See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented on the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Fixed Maturity and Equity Securities AFS

   Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                                December 31, 2016                                  December 31, 2015
                                 ------------------------------------------------ ----------------------------------------
                                                 Gross Unrealized                                  Gross Unrealized
                                  Cost or   -------------------------   Estimated  Cost or   ----------------------------
                                  Amortized          Temporary  OTTI      Fair     Amortized            Temporary  OTTI
                                    Cost      Gains    Losses  Losses    Value       Cost       Gains     Losses   Losses
                                 ---------- ------- ---------- ------  ---------- ---------- --------- ---------- -------
                                                                            (In millions)
Fixed maturity securities:
U.S. corporate..................    $17,583  $1,158       $235   $ --     $18,506    $16,160  $    979       $393     $--
U.S. government and agency......     10,517   1,221        188     --      11,550     12,562     1,297         53      --
RMBS............................      6,722     194        101     --       6,815      8,391       201         95      19
Foreign corporate...............      5,512     201        158     --       5,555      4,995       153        194      --
State and political subdivision.      2,633     305         24     --       2,914      2,398       321         13       1
CMBS (1)........................      2,837      26         26     (1)      2,838      2,303        20         23      (1)
ABS.............................      2,562      11         12     --       2,561      2,694        14         34      --
Foreign government..............        946     111         11     --       1,046        651       104         10      --
                                 ---------- ------- ---------- ------  ---------- ---------- --------- ---------- -------
  Total fixed maturity
   securities...................    $49,312  $3,227       $755   $ (1)    $51,785    $50,154  $  3,089       $815     $19
                                 ========== ======= ========== ======  ========== ========== ========= ========== =======
Equity securities:
Non-redeemable preferred stock..    $   180  $    6       $  9   $ --     $   177    $   217  $     16       $  9     $--
Common stock....................        100      23         --     --         123        167        23          5      --
                                 ---------- ------- ---------- ------  ---------- ---------- --------- ---------- -------
  Total equity securities.......    $   280  $   29       $  9   $ --     $   300    $   384  $     39       $ 14     $--
                                 ========== ======= ========== ======  ========== ========== ========= ========== =======

                                 -----------

                                  Estimated
                                    Fair
                                   Value
                                 ----------

Fixed maturity securities:
U.S. corporate..................    $16,746
U.S. government and agency......     13,806
RMBS............................      8,478
Foreign corporate...............      4,954
State and political subdivision.      2,705
CMBS (1)........................      2,301
ABS.............................      2,674
Foreign government..............        745
                                 ----------
  Total fixed maturity
   securities...................    $52,409
                                 ==========
Equity securities:
Non-redeemable preferred stock..    $   224
Common stock....................        185
                                 ----------
  Total equity securities.......    $   409
                                 ==========

---------

(1) The noncredit loss component of OTTI losses for CMBS was in an unrealized gain position of $1 million at both December 31, 2016 and 2015, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of $5 million and $11 million with unrealized gains (losses) of less than $1 million and $1 million at December 31, 2016 and 2015, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2016:

                                                   Due After Five
                                    Due After One      Years                                  Total Fixed
                      Due in One    Year Through    Through Ten    Due After Ten  Structured   Maturity
                      Year or Less   Five Years        Years          Years      Securities   Securities
                     ------------- -------------- --------------- -------------- ----------- ------------
                                                        (In millions)
Amortized cost......        $1,801         $8,096          $8,570        $18,724     $12,121      $49,312
Estimated fair value        $1,805         $8,460          $8,684        $20,622     $12,214      $51,785

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                    December 31, 2016                                 December 31, 2015
                     -----------------------------------------------  ----------------------------------------------------
                                             Equal to or Greater than                          Equal to or Greater than 12
                       Less than 12 Months          12 Months           Less than 12 Months             Months
                     ----------------------- -----------------------  ------------------------ ---------------------------
                      Estimated     Gross     Estimated      Gross      Estimated    Gross      Estimated       Gross
                        Fair      Unrealized    Fair       Unrealized     Fair     Unrealized     Fair        Unrealized
                       Value       Losses      Value        Losses       Value       Losses      Value         Losses
                     ----------- ----------- -----------  ----------- ------------ -----------  -----------  ------------
                                                           (Dollars in millions)
Fixed maturity
 securities:
U.S. corporate......   $   3,525   $    145    $     625    $     90    $    4,569   $     278   $     571     $      115
U.S. government and
 agency.............       3,548        188           --          --         4,037          53          --             --
RMBS................       2,642         69          811          32         4,305          73         495             41
Foreign corporate...       1,231         60          532          98         1,650          96         605             98
State and political
 subdivision........         548         21           29           3           373          12          19              2
CMBS................       1,307         22          164           3         1,346          21          44              1
ABS.................         433          4          461           8         1,818          28         194              6
Foreign government..         228         10            4           1           130           9           6              1
                     ----------- ----------- -----------  ----------- ------------ ----------- -----------   ------------
 Total fixed
   maturity
   securities.......   $  13,462   $    519    $   2,626    $    235    $   18,228   $     570   $   1,934     $      264
                     =========== =========== ===========  =========== ============ =========== ===========   ============
Equity securities:
Non-redeemable
 preferred stock....   $      57   $      2    $      40    $      7    $       25   $       1   $      40     $        8
Common stock........          --         --           --          --             6           5           1             --
                     ----------- ----------- -----------  ----------- ------------ ----------- -----------   ------------
 Total equity
   securities.......   $      57   $      2    $      40    $      7    $       31   $       6   $      41     $        8
                     =========== =========== ===========  =========== ============ =========== ===========   ============
Total number of
 securities in
 an unrealized loss
 position...........       1,388                     468                     1,850                     394
                     ===========             ===========              ============             ===========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2016. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

      Gross unrealized losses on fixed maturity securities decreased
   $80 million during the year ended December 31, 2016 to $754 million. The decrease in gross unrealized losses for the year ended December 31, 2016, was primarily attributable to narrowing credit spreads, partially offset by an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

      At December 31, 2016, $57 million of the total $754 million of gross unrealized losses were from 15 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

      The change in gross unrealized losses on equity securities was not significant during the year ended December 31, 2016.

   Investment Grade Fixed Maturity Securities

      Of the $57 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $53 million, or 93%, were related to gross unrealized losses on six investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

      Of the $57 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $4 million, or 7%, were related to gross unrealized losses on nine below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily industrial securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                      December 31,
                                                 -----------------------------------------------------
                                                            2016                       2015
                                                 -------------------------  --------------------------
                                                    Carrying       % of        Carrying       % of
                                                     Value         Total        Value         Total
                                                 -------------  ----------  -------------  -----------
                                                                 (Dollars in millions)
Mortgage loans
  Commercial....................................  $      6,211        69.9%  $      5,331         73.4%
  Agricultural..................................         1,708        19.2          1,460         20.1
  Residential...................................           867         9.8            335          4.6
                                                 -------------  ----------  -------------  -----------
    Subtotal....................................         8,786        98.9          7,126         98.1
  Valuation allowances..........................           (38)       (0.4)           (36)        (0.5)
                                                 -------------  ----------  -------------  -----------
    Subtotal mortgage loans, net................         8,748        98.5          7,090         97.6
  Commercial mortgage loans held by CSEs -- FVO.           136         1.5            172          2.4
                                                 -------------  ----------  -------------  -----------
       Total mortgage loans, net................  $      8,884       100.0%  $      7,262        100.0%
                                                 =============  ==========  =============  ===========

    The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2016, 2015 and 2014 were $2.3 billion, $2.0 billion and $360 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $1.6 billion, $973 million and $1.0 billion during the years ended December 31, 2016, 2015 and 2014, respectively.

    Purchases of mortgage loans from third parties were $619 million and $346 million for the years ended December 31, 2016 and 2015, respectively, and were primarily comprised of residential mortgage loans.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on commercial mortgage loans held by CSEs - FVO is presented in Note 10. The Company elects the FVO for certain commercial mortgage loans and related long-term debt that are managed on a total return basis.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for
                           Evaluated Individually for Credit Losses               Credit Losses            Impaired Loans
                   --------------------------------------------------------- -------------------------- ---------------------
                    Impaired Loans with a Valuation   Impaired Loans without
                               Allowance              a Valuation Allowance
                   ---------------------------------- ----------------------
                     Unpaid                             Unpaid                                                      Average
                    Principal  Recorded    Valuation   Principal  Recorded    Recorded      Valuation    Carrying  Recorded
                    Balance    Investment  Allowances  Balance    Investment  Investment    Allowances    Value    Investment
                   ---------- ----------- ----------- ---------- ----------- -----------   -----------  --------- -----------
                                                                (In millions)
December 31, 2016
Commercial........  $     --    $    --     $     --    $    --    $    --    $   6,211      $     30    $    --    $     --
Agricultural......         4          3           --         --         --        1,705             5          3           3
Residential.......        --         --           --          1          1          866             3          1          --
                   ---------- ----------- ----------- ---------- ----------- -----------   -----------  --------- -----------
Total.............  $      4    $     3     $     --    $     1    $     1    $   8,782      $     38    $     4    $      3
                   ========== =========== =========== ========== =========== ===========   ===========  ========= ===========
December 31, 2015
Commercial........  $     --    $    --     $     --    $    --    $    --    $   5,331      $     28    $    --    $     --
Agricultural......         4          3           --         --         --        1,457             5          3           3
Residential.......        --         --           --         --         --          335             3         --          --
                   ---------- ----------- ----------- ---------- ----------- -----------   -----------  --------- -----------
Total.............  $      4    $     3     $     --    $    --    $    --    $   7,123      $     36    $     3    $      3
                   ========== =========== =========== ========== =========== ===========   ===========  ========= ===========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $43 million, $3 million and $0, respectively, for the year ended December 31, 2014.

 Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                Commercial    Agricultural   Residential     Total
                              ------------  -------------- ------------- ---------
                                                  (In millions)
Balance at January 1, 2014...         $ 31             $ 4           $--      $ 35
Provision (release)..........          (10)             --            --       (10)
                              ------------  -------------- ------------- ---------
Balance at December 31, 2014.           21               4            --        25
Provision (release)..........            7               1             3        11
                              ------------  -------------- ------------- ---------
Balance at December 31, 2015.           28               5             3        36
Provision (release)..........            2              --            --         2
                              ------------  -------------- ------------- ---------
Balance at December 31, 2016.         $ 30             $ 5           $ 3      $ 38
                              ============  ============== ============= =========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

 Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                        Recorded Investment
                      -------------------------------------------------------
                          Debt Service Coverage Ratios                           Estimated
                      ------------------------------------            % of        Fair         % of
                         > 1.20x   1.00x - 1.20x   < 1.00x    Total     Total     Value     Total
                      ---------- --------------- --------- -------- ---------  ----------- --------
                                                  (Dollars in millions)
December 31, 2016
Loan-to-value ratios
Less than 65%........     $5,459            $214      $166  $ 5,839      94.0%      $5,922     94.2%
65% to 75%...........        281              --        19      300       4.8          294      4.7
76% to 80%...........         34              --        --       34       0.6           33      0.5
Greater than 80%.....         24              14        --       38       0.6           37      0.6
                      ---------- --------------- --------- -------- ---------  ----------- --------
  Total..............     $5,798            $228      $185  $ 6,211     100.0%      $6,286    100.0%
                      ========== =============== ========= ======== =========  =========== ========
December 31, 2015
Loan-to-value ratios
Less than 65%........     $4,659            $151      $100  $ 4,910      92.1%      $5,124     92.6%
65% to 75%...........        330              --         8      338       6.3          330      6.0
76% to 80%...........         --              --        --       --        --           --       --
Greater than 80%.....         44              25        14       83       1.6           80      1.4
                      ---------- --------------- --------- -------- ---------  ----------- --------
  Total..............     $5,033            $176      $122  $ 5,331     100.0%      $5,534    100.0%
                      ========== =============== ========= ======== =========  =========== ========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Agricultural Mortgage Loans

    The credit quality of agricultural mortgage loans was as follows at:

                                            December 31,
                            --------------------------------------------
                                     2016                   2015
                            ----------------------  --------------------
                              Recorded     % of      Recorded    % of
                              Investment   Total    Investment   Total
                            ------------ ---------  ---------- ---------
                                        (Dollars in millions)
      Loan-to-value ratios
      Less than 65%........       $1,669      97.7%     $1,366      93.6%
      65% to 75%...........           39       2.3          94       6.4
                            ------------ ---------  ---------- ---------
        Total..............       $1,708     100.0%     $1,460     100.0%
                            ============ =========  ========== =========

    The estimated fair value of agricultural mortgage loans was $1.7 billion and $1.5 billion at December 31, 2016 and 2015, respectively.

 Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                                   December 31,
                         ----------------------------------------------------------------
                                       2016                             2015
                         -------------------------------  -------------------------------
                          Recorded Investment % of Total   Recorded Investment % of Total
                         -------------------- ----------  -------------------- ----------
                                               (Dollars in millions)
Performance indicators:
Performing..............                 $856       98.7%                 $331       98.8%
Nonperforming...........                   11        1.3                     4        1.2
                         -------------------- ----------  -------------------- ----------
Total...................                 $867      100.0%                 $335      100.0%
                         ==================== ==========  ==================== ==========

    The estimated fair value of residential mortgage loans was $867 million and $345 million at December 31, 2016 and 2015, respectively.

 Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing, mortgage loan portfolio, with over 99% of all mortgage loans classified as performing as of both December 31, 2016 and 2015. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no commercial or agricultural mortgage loans past due and no commercial or agricultural mortgage loans in nonaccrual status at either December 31, 2016, or 2015. The recorded investment of residential mortgage loans past due and in nonaccrual status was $11 million and $4 million at December 31, 2016 and 2015, respectively.

 Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance. During the year ended December 31, 2016, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2015.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), operating joint venture, tax credit and renewable energy partnerships, leveraged leases and funds withheld.

 Tax Credit Partnerships

   The carrying value of tax credit partnerships was $41 million and $42 million at December 31, 2016 and 2015, respectively. Net investment income
(loss) from tax credit partnerships were ($1) million for both of the years ended December 31, 2016 and 2015. Net investment income (loss) was $3 million for the year ended December 31, 2014.

 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                                    December 31,
                                                                --------------------
                                                                     2016       2015
                                                                ---------  ---------
                                                                    (In millions)
Rental receivables, net........................................      $ 87       $ 90
Estimated residual values......................................        14         14
                                                                ---------  ---------
  Subtotal.....................................................       101        104
Unearned income................................................       (32)       (33)
                                                                ---------  ---------
    Investment in leveraged leases, net of non-recourse debt...      $ 69       $ 71
                                                                =========  =========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to 16 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2016 and 2015, all rental receivables were performing.

    The deferred income tax liability related to leveraged leases was $74 million and $76 million at December 31, 2016 and 2015, respectively.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.6 billion and $1.1 billion at December 31, 2016 and 2015, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                                    Years Ended December 31,
                                                                                   --------------------------
                                                                                     2016     2015     2014
                                                                                   -------  -------  --------
                                                                                          (In millions)
Fixed maturity securities.........................................................  $2,464   $2,265   $ 4,311
Fixed maturity securities with noncredit OTTI losses included in AOCI.............       1      (19)      (34)
                                                                                   -------  -------  --------
  Total fixed maturity securities.................................................   2,465    2,246     4,277
Equity securities.................................................................      32       54        69
Derivatives.......................................................................     393      368       282
Short-term investments............................................................     (42)      --        --
Other.............................................................................      58       78         9
                                                                                   -------  -------  --------
  Subtotal........................................................................   2,906    2,746     4,637
                                                                                   -------  -------  --------
Amounts allocated from:
Future policy benefits............................................................    (550)     (56)     (503)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..................      (1)      (1)       (2)
DAC, VOBA and DSI.................................................................    (188)    (198)     (403)
                                                                                   -------  -------  --------
  Subtotal........................................................................    (739)    (255)     (908)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized
 in AOCI..........................................................................      --        7        12
Deferred income tax benefit (expense).............................................    (736)    (844)   (1,308)
                                                                                   -------  -------  --------
    Net unrealized investment gains (losses)......................................  $1,431   $1,654   $ 2,433
                                                                                   =======  =======  ========

    The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                              Years Ended December 31,
                                                              -----------------------
                                                               2016         2015
                                                              -----        -----
                                                              (In millions)
     Balance at January 1,...................................  $(19)        $(34)
     Noncredit OTTI losses and subsequent changes recognized.     3            9
     Securities sold with previous noncredit OTTI loss.......    14           17
     Subsequent changes in estimated fair value..............     3          (11)
                                                              -----        -----
     Balance at December 31,.................................  $  1         $(19)
                                                              =====        =====

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The changes in net unrealized investment gains (losses) were as follows:

                                                                                              Years Ended December 31,
                                                                                             --------------------------
                                                                                               2016     2015      2014
                                                                                             -------  --------  -------
                                                                                                    (In millions)
Balance at January 1,.......................................................................  $1,654   $ 2,433   $  941
Fixed maturity securities on which noncredit OTTI losses have been recognized...............      20        15       11
Unrealized investment gains (losses) during the year........................................     140    (1,906)   2,807
Unrealized investment gains (losses) relating to:
  Future policy benefits....................................................................    (494)      447     (503)
  DAC and VOBA related to noncredit OTTI losses recognized in AOCI..........................      --         1       (2)
  DAC, VOBA and DSI.........................................................................      10       205     (116)
  Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in AOCI.      (7)       (5)      (3)
  Deferred income tax benefit (expense).....................................................     108       464     (702)
                                                                                             -------  --------  -------
Balance at December 31,.....................................................................  $1,431   $ 1,654   $2,433
                                                                                             =======  ========  =======
    Change in net unrealized investment gains (losses)......................................  $ (223)  $  (779)  $1,492
                                                                                             =======  ========  =======

Concentrations of Credit Risk

   There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2016 and 2015.

Securities Lending

   Elements of the securities lending program are presented below at:

                                                             December 31,
                                                            ---------------
                                                             2016    2015
                                                            ------- -------
                                                             (In millions)
    Securities on loan: (1)
      Amortized cost.......................................  $5,895  $8,047
      Estimated fair value.................................  $6,555  $8,830
    Cash collateral on deposit from counterparties (2).....  $6,642  $8,981
    Security collateral on deposit from counterparties (3).  $   27  $   23
    Reinvestment portfolio -- estimated fair value.........  $6,571  $8,938

---------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                            December 31, 2016                     December 31, 2015
                                                    ------------------------------------- -------------------------------------
                                                    Remaining Tenor of Securities         Remaining Tenor of Securities
                                                        Lending Agreements                    Lending Agreements
                                                    -----------------------------         -----------------------------
                                                                1 Month  1 to 6                       1 Month  1 to 6
                                                     Open (1)  or Less    Months    Total  Open (1)  or Less    Months    Total
                                                    ---------  --------  -------  ------- ---------  --------  -------  -------
                                                                                (In millions)
Cash collateral liability by loaned security type:
U.S. government and agency.........................    $2,129    $1,906   $1,743   $5,778    $2,631    $3,140   $1,338   $7,109
U.S. corporate.....................................        --       480       --      480         9       302       --      311
Agency RMBS........................................        --        --      274      274        --       939      579    1,518
Foreign corporate..................................        --        58       --       58        --        --       --       --
Foreign government.................................        --        52       --       52         1        42       --       43
                                                    ---------  --------  -------  ------- ---------  --------  -------  -------
  Total............................................    $2,129    $2,496   $2,017   $6,642    $2,641    $4,423   $1,917   $8,981
                                                    =========  ========  =======  ======= =========  ========  =======  =======

---------
(1) The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2016 was $2.1 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

   The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, non-agency RMBS, U.S. corporate securities and U.S. government and agency) with 48% invested in agency RMBS, short-term investments, U.S. government and agency, cash equivalents or held in cash at December 31, 2016. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                                December 31,
                                                                              -----------------
                                                                                  2016     2015
                                                                              -------- --------
                                                                                (In millions)
Invested assets on deposit (regulatory deposits).............................  $ 7,642  $ 7,245
Invested assets held in trust (reinsurance agreements) (1)...................      721      952
Invested assets pledged as collateral (2)....................................    3,548    2,801
                                                                              -------- --------
  Total invested assets on deposit, held in trust, and pledged as collateral.  $11,911  $10,998
                                                                              ======== ========

---------

(1) The Company has held in trust certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

(2) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 5) and derivative transactions (see Note 9).

   See "-- Securities Lending" for information regarding securities on loan.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Purchased Credit Impaired Investments

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                      -------------------
                                                           2016      2015
                                                      --------- ---------
                                                         (In millions)
      Outstanding principal and interest balance (1).    $1,423    $1,224
      Carrying value (2).............................    $1,087    $  911

---------

(1) Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2) Estimated fair value plus accrued interest.

   The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                         Years Ended December 31,
                                                         ------------------------
                                                              2016         2015
                                                         ---------    ---------
                                                            (In millions)
   Contractually required payments (including interest).      $525         $785
   Cash flows expected to be collected (1)..............      $457         $698
   Fair value of investments acquired...................      $322         $512

---------

(1) Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

   The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                        Years Ended December 31,
                                                      ------------------------
                                                           2016          2015
                                                      -----------   -----------
                                                            (In millions)
 Accretable yield, January 1,........................  $      400    $      251
 Investments purchased...............................         135           186
 Accretion recognized in earnings....................         (66)          (48)
 Disposals...........................................         (11)           (8)
 Reclassification (to) from nonaccretable difference.         (50)           19
                                                      -----------   -----------
 Accretable yield, December 31,......................  $      408    $      400
                                                      ===========   ===========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $1.9 billion at December 31, 2016. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.1 billion at December 31, 2016. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for the two of the most recent annual periods: 2015 and 2014. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2016, 2015 and 2014. Aggregate total assets of these entities totaled $285.1 billion and $294.3 billion at December 31, 2016 and 2015, respectively. Aggregate total liabilities of these entities totaled
$26.3 billion and $46.3 billion at December 31, 2016 and 2015, respectively. Aggregate net income (loss) of these entities totaled $21.3 billion, $13.7 billion and $25.1 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in certain entities (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

 Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2016 and 2015.

                                                        December 31,
                                                   -----------------------
                                                      2016        2015
                                                   ----------- -----------
                                                        (In millions)
     CSEs: (1)
     Assets:
       Mortgage loans (commercial mortgage loans).  $      136  $      172
       Accrued investment income..................           1           1
                                                   ----------- -----------
         Total assets.............................  $      137  $      173
                                                   =========== ===========
     Liabilities:
       Long-term debt.............................  $       23  $       48
       Other liabilities..........................           1           1
                                                   ----------- -----------
         Total liabilities........................  $       24  $       49
                                                   =========== ===========

--------

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

(1) The Company consolidates entities that are structured as CMBS. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of $95 million and $105 million at estimated fair value at December 31, 2016 and 2015, respectively.

 Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                     ---------------------------------------------------
                                               2016                      2015
                                     ------------------------- -------------------------
                                                    Maximum                   Maximum
                                       Carrying    Exposure      Carrying    Exposure
                                        Amount    to Loss (1)     Amount    to Loss (1)
                                     ------------ ------------ ------------ ------------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured Securities (2).........  $    10,789  $    10,789  $    13,453  $    13,453
  U.S. and foreign corporate........          505          505          461          461
Other limited partnership interests.        1,491        2,287        1,367        1,647
Real estate joint ventures..........           17           22           35           38
Other investments (3)...............           61           66           57           62
                                     ------------ ------------ ------------ ------------
    Total...........................  $    12,863  $    13,669  $    15,373  $    15,661
                                     ============ ============ ============ ============

--------
(1)The maximum exposure to loss relating to fixed maturity and equity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. There were no income tax credits and less than $1 million at December 31, 2016 and 2015, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

(3)Other investments is comprised of other invested assets and non-redeemable preferred stock.

   As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2016, 2015 and 2014.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Income

   The components of net investment income were as follows:

                                                                    Years Ended December 31,
                                                            -----------------------------------------
                                                                2016          2015          2014
                                                            ------------- ------------- -------------
                                                                          (In millions)
Investment income:
  Fixed maturity securities................................  $      2,167  $      2,010  $      1,954
  Equity securities........................................            18            18            17
  Mortgage loans...........................................           384           360           337
  Policy loans.............................................            54            54            59
  Real estate and real estate joint ventures...............            32           108            80
  Other limited partnership interests......................           163           134           266
  Cash, cash equivalents and short-term investments........            18             8             5
  Operating joint venture..................................            11            11             2
  Other....................................................            13            11             3
                                                            ------------- ------------- -------------
    Subtotal...............................................         2,860         2,714         2,723
  Less: Investment expenses................................           160           115           103
                                                            ------------- ------------- -------------
    Subtotal, net..........................................         2,700         2,599         2,620
  FVO CSEs -- interest income -- commercial mortgage loans.            12            16            49
                                                            ------------- ------------- -------------
     Net investment income.................................  $      2,712  $      2,615  $      2,669
                                                            ============= ============= =============

   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                2016         2015        2014
                                                                             ----------  -----------  ---------
                                                                                        (In millions)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized -- by sector and industry:
    U.S. and foreign corporate securities -- by industry:
     Industrial............................................................. $      (13) $        (3) $      --
     Consumer...............................................................         --           (8)        (2)
     Transportation.........................................................         --           --         (2)
                                                                             ----------  -----------  ---------
       Total U.S. and foreign corporate securities..........................        (13)         (11)        (4)
    RMBS....................................................................         (6)         (14)        (8)
                                                                             ----------  -----------  ---------
       OTTI losses on fixed maturity securities recognized in earnings......        (19)         (25)       (12)
  Fixed maturity securities -- net gains (losses) on sales and disposals....          2          (34)        26
                                                                             ----------  -----------  ---------
    Total gains (losses) on fixed maturity securities.......................        (17)         (59)        14
                                                                             ----------  -----------  ---------
Total gains (losses) on equity securities:
  Total OTTI losses recognized -- by sector:
    Common stock............................................................         (1)          (3)        (7)
    Non-redeemable preferred stock..........................................         (1)          --         (8)
                                                                             ----------  -----------  ---------
       OTTI losses on equity securities recognized in earnings..............         (2)          (3)       (15)
  Equity securities -- net gains (losses) on sales and disposals............         10           18         14
                                                                             ----------  -----------  ---------
    Total gains (losses) on equity securities...............................          8           15         (1)
                                                                             ----------  -----------  ---------
  Mortgage loans............................................................          7          (11)        17
  Real estate and real estate joint ventures................................        (34)          98         (4)
  Other limited partnership interests.......................................         (7)          (1)        (9)
  Other.....................................................................         11           (2)        43
                                                                             ----------  -----------  ---------
     Subtotal...............................................................        (32)          40         60
                                                                             ----------  -----------  ---------
FVO CSEs:
    Commercial mortgage loans...............................................         (2)          (7)       (13)
    Long-term debt -- related to commercial mortgage loans..................          1            4         19
Non-investment portfolio gains (losses) (1).................................          1           (1)      (535)
                                                                             ----------  -----------  ---------
     Subtotal...............................................................         --           (4)      (529)
                                                                             ----------  -----------  ---------
       Total net investment gains (losses).................................. $      (32) $        36  $    (469)
                                                                             ==========  ===========  =========

--------
(1)Non-investment portfolio gains (losses) for the year ended December 31, 2014 includes a loss of $608 million related to the disposition of MAL as more fully described in Note 4.

   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $8 million, ($6) million and $66 million for the years ended December 31, 2016, 2015 and 2014, respectively.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

    Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                       Years Ended December 31,
                                 --------------------------------------------------------------------
                                     2016         2015         2014        2016      2015      2014
                                 ------------  ----------  ------------  --------  --------  --------
                                        Fixed Maturity Securities              Equity Securities
                                 --------------------------------------  ----------------------------
                                                             (In millions)
Proceeds........................  $    33,339   $  29,937   $    14,649   $    48   $    80   $    57
                                 ============  ==========  ============  ========  ========  ========
Gross investment gains..........  $       211   $     165   $        84   $    10   $    25   $    15
Gross investment losses.........         (209)       (199)          (58)       --        (7)       (1)
OTTI losses.....................          (19)        (25)          (12)       (2)       (3)      (15)
                                 ------------  ----------  ------------  --------  --------  --------
  Net investment gains (losses).  $       (17)  $     (59)  $        14   $     8   $    15   $    (1)
                                 ============  ==========  ============  ========  ========  ========

 Credit Loss Rollforward

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                      Years Ended December 31,
                                                                                                      ----------------------
                                                                                                         2016         2015
                                                                                                      ----------   ----------
                                                                                                           (In millions)
Balance at January 1,................................................................................  $      52    $      57
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................         --            1
  Additional impairments -- credit loss OTTI on securities previously impaired.......................          5           11
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.        (28)         (14)
  Increase in cash flows -- accretion of previous credit loss OTTI...................................         (1)          (3)
                                                                                                      ----------   ----------
Balance at December 31,..............................................................................  $      28    $      52
                                                                                                      ==========   ==========

Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                           Years Ended December 31,
                                                                     ------------------------------------
                                                                         2016        2015        2014
                                                                     ------------ ---------- ------------
                                                                                (In millions)
Estimated fair value of invested assets transferred to affiliates... $      1,465 $      185 $      1,441
Amortized cost of invested assets transferred to affiliates......... $      1,370 $      169 $      1,362
Net investment gains (losses) recognized on transfers............... $         27 $       16 $         79
Change in additional paid-in-capital recognized on transfers........ $         68 $       -- $         --
Estimated fair value of invested assets transferred from affiliates. $      5,428 $      928 $        132

   In April 2016, the Company received a transfer of investments and cash and cash equivalents totaling $4.3 billion for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to MLIC, an affiliate, which are included in the table above. See Note 7 for additional information related to these transfers.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   In July 2014, prior to the Mergers, the Company sold affiliated loans to other affiliates, which were included in other invested assets and in the table above, at an estimated fair value totaling $520 million and a $45 million gain was recognized in net investment gains (losses). Net investment income from these affiliated loans was $13 million for the year ended December 31, 2014.

   The Company had affiliated loans outstanding to wholly-owned real estate subsidiaries of MLIC, which were included in mortgage loans, with a carrying value of $242 million at December 31, 2014. In August 2015 and November 2014, one affiliated loan with a carrying value of $132 million and two affiliated loans with a total carrying value of $120 million were repaid in cash prior to maturity. The remaining loan with a carrying value of $110 million was repaid in cash upon maturity in December 31, 2015. These affiliated loans were secured by interests in the real estate subsidiaries, which owned operating real estate with an estimated fair value in excess of the affiliated loans. Net investment income from these affiliated loans was $8 million and $34 million for the years ended December 31, 2015 and 2014, respectively. In addition, mortgage loan prepayment income earned from the three repayments prior to maturity described above was $31 million and $16 million for the years ended December 31, 2015 and 2014, respectively.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $85 million, $68 million, and $62 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with an affiliate.

9. Derivatives

Accounting for Derivatives

    See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

    The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

    Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

 Interest Rate Derivatives

    The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, futures and forwards.

    Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

    Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Interbank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


    The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

    In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

    Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

    The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

 Foreign Currency Exchange Rate Derivatives

    The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and nonqualifying hedging relationships.

    To a lesser extent, the Company uses foreign currency forwards in nonqualifying hedging relationships.

 Credit Derivatives

    The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

    The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

 Equity Derivatives

    The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


    Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

    Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

    In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

    In an equity total return swap are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                             -------------------------------------------------------------------
                                                                           2016                              2015
                                                             --------------------------------- ---------------------------------
                                                                         Estimated Fair Value              Estimated Fair Value
                                                                         ---------------------             ---------------------
                                                               Gross                             Gross
                                                              Notional                          Notional
                            Primary Underlying Risk Exposure   Amount     Assets   Liabilities   Amount     Assets   Liabilities
                          ---------------------------------- ----------- --------- ----------- ----------- --------- -----------
                                                                                        (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
 Interest rate swaps.....   Interest rate...................  $      310  $     41   $     --   $      420  $     38   $      1
                                                             ----------- ---------  ---------  ----------- ---------  ---------
Cash flow hedges:
 Interest rate swaps.....   Interest rate...................          45         7         --          230        60         --
 Interest rate forwards..   Interest rate...................          --        --         --           35         8         --
 Foreign currency swaps..   Foreign currency exchange rate         1,386       181         10          937       126          3
                                                             ----------- ---------  ---------  ----------- ---------  ---------
   Subtotal..............................................          1,431       188         10        1,202       194          3
                                                             ----------- ---------  ---------  ----------- ---------  ---------
    Total qualifying hedges.............................           1,741       229         10        1,622       232          4
                                                             ----------- ---------  ---------  ----------- ---------  ---------
Derivatives Not Designated or Not Qualifying as
 Hedging Instruments
Interest rate swaps......   Interest rate...................      28,175     1,928      1,688       23,086     1,802        638
Interest rate floors.....   Interest rate...................       2,100         5          2        7,036        33         24
Interest rate caps.......   Interest rate...................      12,042        25         --       13,792        38         --
Interest rate futures....   Interest rate...................       1,288         9         --          630         2         --
Interest rate options....   Interest rate...................      15,520       136         --       18,620       472          5
Interest rate total
 return swaps............   Interest rate...................       3,876        --        611           48         2         --
Foreign currency swaps...   Foreign currency
                            exchange rate...................       1,236       149          4          659        75         --
Foreign currency forwards   Foreign currency
                            exchange rate...................         158         9         --          185         4          1
Credit default swaps --
 purchased...............   Credit..........................          34        --         --           21        --         --
Credit default swaps --
 written.................   Credit..........................       1,891        28         --        2,093        13          1
Equity futures...........   Equity market...................       8,037        38         --        3,669        37         --
Equity index options.....   Equity market...................      37,501       897        934       44,035     1,032        626
Equity variance swaps....   Equity market...................      14,894       140        517       14,866       120        434
Equity total return swaps   Equity market...................       2,855         1        117        2,814        31         49
                                                             ----------- ---------  ---------  ----------- ---------  ---------
    Total non-designated or nonqualifying
     derivatives........................................         129,607     3,365      3,873      131,554     3,661      1,778
                                                             ----------- ---------  ---------  ----------- ---------  ---------
       Total.........................................         $  131,348  $  3,594   $  3,883   $  133,176  $  3,893   $  1,782
                                                             =========== =========  =========  =========== =========  =========

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2016 and 2015. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                          Years Ended December 31,
                                                         --------------------------
                                                           2016     2015     2014
                                                         --------  ------  --------
                                                                (In millions)
Freestanding derivatives and hedging gains (losses) (1).  $(4,030)  $(154)  $   868
Embedded derivatives gains (losses).....................   (1,848)   (270)   (1,049)
                                                         --------  ------  --------
 Total net derivative gains (losses)....................  $(5,878)  $(424)  $  (181)
                                                         ========  ======  ========

---------

(1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                           Years Ended December 31,
                                                     ------------------------------------
                                                        2016         2015         2014
                                                     ----------- -----------  -----------
                                                                 (In millions)
Qualifying hedges:
 Net investment income..............................  $       18  $       11   $        4
 Interest credited to policyholder account balances.          --          (2)          (1)
Nonqualifying hedges:
 Net derivative gains (losses)......................         460         360          273
 Policyholder benefits and claims...................          16          14           32
                                                     ----------- -----------  -----------
   Total............................................  $      494  $      383   $      308
                                                     =========== ===========  ===========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                   Net             Net        Policyholder
                                                Derivative      Investment    Benefits and
                                              Gains (Losses)    Income (1)     Claims (2)
                                              --------------  -------------  -------------
                                                              (In millions)
Year Ended December 31, 2016
  Interest rate derivatives..................   $     (2,873)  $         --   $         (4)
  Foreign currency exchange rate derivatives.             74             --             --
  Credit derivatives -- purchased............             --             --             --
  Credit derivatives -- written..............             10             --             --
  Equity derivatives.........................         (1,724)            (6)          (320)
                                              --------------  -------------  -------------
    Total....................................   $     (4,513)  $         (6)  $       (324)
                                              ==============  =============  =============
Year Ended December 31, 2015
  Interest rate derivatives..................   $        (67)  $         --   $          5
  Foreign currency exchange rate derivatives.             42             --             --
  Credit derivatives -- purchased............             --             --             --
  Credit derivatives -- written..............            (14)            --             --
  Equity derivatives.........................           (476)            (4)           (25)
                                              --------------  -------------  -------------
    Total....................................   $       (515)  $         (4)  $        (20)
                                              ==============  =============  =============
Year Ended December 31, 2014
  Interest rate derivatives..................   $      1,174   $         --   $         43
  Foreign currency exchange rate derivatives.              4             --             --
  Credit derivatives -- purchased............            (22)            --             --
  Credit derivatives -- written..............             18             --             --
  Equity derivatives.........................           (591)            (8)          (279)
                                              --------------  -------------  -------------
    Total....................................   $        583   $         (8)  $       (236)
                                              ==============  =============  =============

---------

(1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

(2) Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities as fair value hedges when they have met the requirements of fair value hedging.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                Net Derivative  Net Derivative  Ineffectiveness
                                                                Gains (Losses)  Gains (Losses)   Recognized in
 Derivatives in Fair Value       Hedged Items in Fair Value       Recognized    Recognized for  Net Derivative
 Hedging Relationships             Hedging Relationships        for Derivatives  Hedged Items   Gains (Losses)
----------------------------- --------------------------------- --------------- --------------  ---------------
                                                                                 (In millions)
Year Ended December 31, 2016
Interest rate swaps:......... Fixed maturity securities........    $          1   $         (1)    $         --
                              Policyholder liabilities (1).....              --             --               --
Foreign currency swaps:...... Foreign-denominated policyholder
                              account balances (2).............              --             --               --
                                                                --------------- --------------  ---------------
  Total......................................................      $          1   $         (1)    $         --
                                                                =============== ==============  ===============
Year Ended December 31, 2015
Interest rate swaps:......... Fixed maturity securities........    $          1   $          1     $          2
                              Policyholder liabilities (1).....               2             (2)              --
Foreign currency swaps:...... Foreign-denominated policyholder
                              account balances (2).............              --             --               --
                                                                --------------- --------------  ---------------
  Total......................................................      $          3   $         (1)    $          2
                                                                =============== ==============  ===============
Year Ended December 31, 2014
Interest rate swaps:......... Fixed maturity securities........    $          1   $         (1)    $         --
                              Policyholder liabilities (1).....              32            (31)               1
Foreign currency swaps:...... Foreign-denominated policyholder
                              account balances (2).............              --             --               --
                                                                --------------- --------------  ---------------
  Total......................................................      $         33   $        (32)    $          1
                                                                =============== ==============  ===============

---------

(1) Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2) Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $1 million and $3 million for the years ended December 31, 2016 and 2015, respectively. These amounts were not significant for the year ended
December 31, 2014.

   At December 31, 2016 and 2015, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed three years and four years, respectively.

   At December 31, 2016 and 2015, the balance in AOCI associated with cash flow hedges was $393 million and $368 million, respectively.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and comprehensive income (loss) and the consolidated statements of stockholder's equity:

                                                         Amount and Location         Amount and Location
                                Amount of Gains           of Gains (Losses)           of Gains (Losses)
 Derivatives in Cash Flow     (Losses) Deferred in        Reclassified from         Recognized in Income
 Hedging Relationships        AOCI on Derivatives      AOCI into Income (Loss)      (Loss) on Derivatives
----------------------------- -------------------- -------------------------------- ---------------------
                              (Effective Portion)        (Effective Portion)        (Ineffective Portion)
                              -------------------- -------------------------------- ---------------------
                                                    Net Derivative   Net Investment     Net Derivative
                                                    Gains (Losses)      Income          Gains (Losses)
                                                   ---------------  --------------- ---------------------
                                                             (In millions)
Year Ended December 31, 2016
Interest rate swaps..........      $            24    $         33    $           3     $              --
Interest rate forwards.......                    4               2                2                    --
Foreign currency swaps.......                   40               3               --                    --
Credit forwards..............                   --              --               --                    --
                              -------------------- ---------------  --------------- ---------------------
  Total......................      $            68    $         38    $           5     $              --
                              ==================== ===============  =============== =====================
Year Ended December 31, 2015
Interest rate swaps..........      $            15    $          1    $           1     $               1
Interest rate forwards.......                    1               2                2                    --
Foreign currency swaps.......                   76              --               --                    --
Credit forwards..............                   --              --               --                    --
                              -------------------- ---------------  --------------- ---------------------
  Total......................      $            92    $          3    $           3     $               1
                              ==================== ===============  =============== =====================
Year Ended December 31, 2014
Interest rate swaps..........                                                           $              --
                                   $           131    $          1    $           1
Interest rate forwards.......                   55               1                1                    --
Foreign currency swaps.......                   56              (6)              --                    --
Credit forwards..............                   --              --               --                    --
                              -------------------- ---------------  --------------- ---------------------
  Total......................      $           242    $         (4)   $           2     $              --
                              ==================== ===============  =============== =====================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2016, the Company expects to reclassify $39 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1.9 billion and $2.1 billion at December 31, 2016 and 2015, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2016 and 2015, the Company would have received $28 million and $12 million, respectively, to terminate all of these contracts.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                        December 31,
                                      ---------------------------------------------------------------------------------
                                                        2016                                     2015
                                      ---------------------------------------- ----------------------------------------
                                                    Maximum                                   Maximum
                                      Estimated      Amount                    Estimated      Amount
                                      Fair Value   of Future       Weighted    Fair Value    of Future      Weighted
                                      of Credit  Payments under     Average    of Credit   Payments under    Average
 Rating Agency Designation of          Default   Credit Default    Years to     Default   Credit Default    Years to
 Referenced Credit Obligations (1)      Swaps        Swaps        Maturity (2)   Swaps         Swaps       Maturity (2)
------------------------------------- ---------- --------------- ------------- ---------- --------------- -------------
                                                                    (Dollars in millions)
Aaa/Aa/A.............................
Single name credit default swaps (3).  $       1  $           45           2.2  $       1  $          207           1.5
Credit default swaps referencing
 indices.............................          8             433           3.7          1             219           4.0
                                      ---------- ---------------               ---------- ---------------
  Subtotal...........................          9             478           3.6          2             426           2.8
                                      ---------- ---------------               ---------- ---------------
Baa..................................
Single name credit default swaps (3).          1             180           1.6          2             409           1.6
Credit default swaps referencing
 indices.............................         18           1,213           4.8          8           1,222           4.8
                                      ---------- ---------------               ---------- ---------------
  Subtotal...........................         19           1,393           4.4         10           1,631           4.0
                                      ---------- ---------------               ---------- ---------------
Ba...................................
Single name credit default swaps (3).         --              20           2.7         --              --            --
Credit default swaps referencing
 indices.............................         --              --            --         --              --            --
                                      ---------- ---------------               ---------- ---------------
  Subtotal...........................         --              20           2.7         --              --            --
                                      ---------- ---------------               ---------- ---------------
B....................................
Single name credit default swaps (3).         --              --            --         --              --            --
Credit default swaps referencing
 indices.............................         --              --            --         --              36           5.0
                                      ---------- ---------------               ---------- ---------------
  Subtotal...........................         --              --            --         --              36           5.0
                                      ---------- ---------------               ---------- ---------------
    Total............................  $      28  $        1,891           4.2  $      12  $        2,093           3.8
                                      ========== ===============               ========== ===============

---------

(1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3) Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                       December 31,
                                                                       --------------------------------------------
                                                                                2016                   2015
                                                                       ---------------------  ---------------------
 Derivatives Subject to a Master Netting Arrangement or a Similar
Arrangement                                                              Assets   Liabilities   Assets   Liabilities
---------------------------------------------------------------------  ---------  ----------- ---------  -----------
                                                                                       (In millions)
Gross estimated fair value of derivatives:
 OTC-bilateral (1)....................................................  $  3,384    $  2,929   $  3,870    $  1,725
 OTC-cleared (1)......................................................       267         905         78          78
 Exchange-traded......................................................        47          --         39          --
                                                                       ---------  ----------- ---------  -----------
   Total gross estimated fair value of derivatives (1)................     3,698       3,834      3,987       1,803
Amounts offset on the consolidated balance sheets.....................        --          --         --          --
                                                                       ---------  ----------- ---------  -----------
Estimated fair value of derivatives presented on the consolidated
 balance sheets (1)...................................................     3,698       3,834      3,987       1,803
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
 OTC-bilateral........................................................    (2,231)     (2,231)    (1,577)     (1,577)
 OTC-cleared..........................................................      (165)       (165)       (70)        (70)
 Exchange-traded......................................................        --          --         --          --
Cash collateral: (3), (4)
 OTC-bilateral........................................................      (625)         --     (1,605)         --
 OTC-cleared..........................................................       (92)       (740)        (8)         (8)
 Exchange-traded......................................................        --          --         --          --
Securities collateral: (5)
 OTC-bilateral........................................................      (429)       (698)      (552)       (148)
 OTC-cleared..........................................................        --          --         --          --
 Exchange-traded......................................................        --          --         --          --
                                                                       ---------  ----------- ---------  -----------
Net amount after application of master netting agreements and
 collateral...........................................................  $    156    $     --   $    175    $     --
                                                                       =========  =========== =========  ===========

---------

(1) At December 31, 2016 and 2015, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $104 million and $94 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($49) million and $21 million, respectively.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(2) Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3) Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4) The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2016 and 2015, the Company received excess cash collateral of $3 million and $1 million, respectively, and provided excess cash collateral of $25 million and $62 million, respectively, which is not included in the table above due to the foregoing limitation.

(5) Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2016 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At
    December 31, 2016 and 2015, the Company received excess securities collateral with an estimated fair value of $135 million and $0, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2016 and 2015, the Company provided excess securities collateral with an estimated fair value of $108 million and $36 million, respectively, for its OTC-bilateral derivatives, $630 million and $34 million, respectively, for its OTC-cleared derivatives, and $453 million and $156 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. A small number of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of Brighthouse Life Insurance Company, and/or the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit or financial strength ratings, as applicable, were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The Company's collateral agreements require both parties to be fully collateralized, as such, Brighthouse Life Insurance Company would not be required to post additional collateral as a result of a downgrade in financial strength rating. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                                   December 31,
                                                                                           -----------------------------
                                                                                                2016           2015
                                                                                           -------------- --------------
                                                                                                   (In millions)
Estimated fair value of derivatives in a net liability position (1).......................  $         698  $         148
Estimated Fair Value of Collateral Provided
 Fixed maturity securities................................................................  $         777  $         179
 Cash.....................................................................................  $          --  $          --
Fair Value of Incremental Collateral Provided Upon
 One-notch downgrade in financial strength rating.........................................  $          --  $          --
 Downgrade in financial strength rating to a level that triggers full overnight
   collateralization or termination of the derivative position............................  $          --  $          --

---------

(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs and certain GMIBs; funds withheld on assumed and ceded reinsurance; fixed annuities with equity indexed returns; and certain debt and equity securities.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                          December 31,
                                                                                                    ------------------------
                                                                 Balance Sheet Location                 2016         2015
                                                       -------------------------------------------- -----------  -----------
                                                                                                          (In millions)
Embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits................... Premiums, reinsurance and other receivables.  $      241   $      242
  Funds withheld on assumed reinsurance............... Other invested assets.......................          --           35
  Options embedded in debt or equity securities....... Investments.................................         (49)         (63)
                                                                                                    -----------  -----------
    Embedded derivatives within asset host contracts...........................................      $      192   $      214
                                                                                                    ===========  ===========
Embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.................. Policyholder account balances...............  $    2,261   $      177
  Assumed guaranteed minimum benefits................. Policyholder account balances...............         952          897
  Funds withheld on ceded reinsurance................. Other liabilities...........................         285          244
  Fixed annuities with equity indexed returns......... Policyholder account balances...............         192            6
                                                                                                    -----------  -----------
    Embedded derivatives within liability host contracts.......................................      $    3,690   $    1,324
                                                                                                    ===========  ===========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                        ----------------------------------------
                                            2016          2015          2014
                                        ------------  ------------  ------------
                                                      (In millions)
Net derivative gains (losses) (1), (2).  $    (1,848)  $      (270)  $    (1,049)
Policyholder benefits and claims.......  $        (4)  $        21   $        87

---------

(1) The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $253 million, $25 million and $73 million for the years ended December 31, 2016, 2015 and 2014, respectively.

(2) See Note 7 for discussion of affiliated net derivative gains (losses).

Related Party Freestanding Derivative Transactions

   In November 2014, as part of the settlement of related party reinsurance transactions, the Company transferred derivatives to affiliates. The estimated fair value of freestanding derivative assets and liabilities transferred was $1.8 billion and $1.2 billion, respectively.

10. Fair Value

   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                             December 31, 2016
                                                          --------------------------------------------------------
                                                                    Fair Value Hierarchy
                                                          ----------------------------------------
                                                                                                   Total Estimated
                                                            Level 1       Level 2       Level 3      Fair Value
                                                          ------------ ------------- ------------- ---------------
                                                                               (In millions)
Assets
Fixed maturity securities:
  U.S. corporate.........................................  $        --  $     17,107  $      1,399  $      18,506
  U.S. government and agency.............................        5,279         6,271            --         11,550
  RMBS...................................................           --         5,524         1,291          6,815
  Foreign corporate......................................           --         4,727           828          5,555
  State and political subdivision........................           --         2,897            17          2,914
  CMBS...................................................           --         2,676           162          2,838
  ABS....................................................           --         2,350           211          2,561
  Foreign government.....................................           --         1,046            --          1,046
                                                          ------------ ------------- ------------- ---------------
   Total fixed maturity securities.......................        5,279        42,598         3,908         51,785
                                                          ------------ ------------- ------------- ---------------
Equity securities........................................           39           124           137            300
Short-term investments...................................          459           465             2            926
Commercial mortgage loans held by CSEs -- FVO............           --           136            --            136
Derivative assets: (1)
  Interest rate..........................................            9         2,142            --          2,151
  Foreign currency exchange rate.........................           --           339            --            339
  Credit.................................................           --            20             8             28
  Equity market..........................................           38           859           179          1,076
                                                          ------------ ------------- ------------- ---------------
   Total derivative assets...............................           47         3,360           187          3,594
                                                          ------------ ------------- ------------- ---------------
Embedded derivatives within asset host contracts (2).....           --            --           241            241
Separate account assets (3)..............................          720        99,858            10        100,588
                                                          ------------ ------------- ------------- ---------------
      Total assets.......................................  $     6,544  $    146,541  $      4,485  $     157,570
                                                          ============ ============= ============= ===============
Liabilities
Derivative liabilities: (1)
  Interest rate..........................................  $        --  $      1,690  $        611  $       2,301
  Foreign currency exchange rate.........................           --            14            --             14
  Equity market..........................................           --         1,038           530          1,568
                                                          ------------ ------------- ------------- ---------------
   Total derivative liabilities..........................           --         2,742         1,141          3,883
                                                          ------------ ------------- ------------- ---------------
Embedded derivatives within liability host contracts (2).           --            --         3,690          3,690
Long-term debt of CSEs -- FVO............................           --            23            --             23
                                                          ------------ ------------- ------------- ---------------
      Total liabilities..................................  $        --  $      2,765  $      4,831  $       7,596
                                                          ============ ============= ============= ===============

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                             December 31, 2015
                                                          --------------------------------------------------------
                                                                    Fair Value Hierarchy
                                                          ---------------------------------------- Total Estimated
                                                            Level 1       Level 2       Level 3      Fair Value
                                                          ------------ ------------- ------------- ---------------
                                                                               (In millions)
Assets
Fixed maturity securities:
  U.S. corporate.........................................  $        --  $     15,295  $      1,451   $     16,746
  U.S. government and agency.............................        7,998         5,808            --         13,806
  RMBS...................................................           --         7,138         1,340          8,478
  Foreign corporate......................................           --         4,263           691          4,954
  State and political subdivision........................           --         2,692            13          2,705
  CMBS...................................................           --         2,120           181          2,301
  ABS....................................................           --         2,357           317          2,674
  Foreign government.....................................           --           719            26            745
                                                          ------------ ------------- ------------- ---------------
   Total fixed maturity securities.......................        7,998        40,392         4,019         52,409
                                                          ------------ ------------- ------------- ---------------
Equity securities........................................           44           268            97            409
Short-term investments (4)...............................           59         1,623            47          1,729
Commercial mortgage loans held by CSEs -- FVO............           --           172            --            172
Derivative assets: (1)
  Interest rate..........................................            2         2,445             8          2,455
  Foreign currency exchange rate.........................           --           205            --            205
  Credit.................................................           --            12             1             13
  Equity market..........................................           37           968           215          1,220
                                                          ------------ ------------- ------------- ---------------
   Total derivative assets...............................           39         3,630           224          3,893
                                                          ------------ ------------- ------------- ---------------
Embedded derivatives within asset host contracts (2).....           --            --           277            277
Separate account assets (3)..............................          624       100,965           146        101,735
                                                          ------------ ------------- ------------- ---------------
      Total assets.......................................  $     8,764  $    147,050  $      4,810   $    160,624
                                                          ============ ============= ============= ===============
Liabilities
Derivative liabilities: (1)
  Interest rate..........................................  $        --  $        668  $         --   $        668
  Foreign currency exchange rate.........................           --             4            --              4
  Credit.................................................           --             1            --              1
  Equity market..........................................           --           653           456          1,109
                                                          ------------ ------------- ------------- ---------------
   Total derivative liabilities..........................           --         1,326           456          1,782
                                                          ------------ ------------- ------------- ---------------
Embedded derivatives within liability host contracts (2).           --            --         1,324          1,324
Long-term debt of CSEs -- FVO............................           --            48            --             48
                                                          ------------ ------------- ------------- ---------------
       Total liabilities.................................  $        --  $      1,374  $      1,780   $      3,154
                                                          ============ ============= ============= ===============

---------

(1) Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the roll-forward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2) Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2016 and 2015, debt and equity securities also included embedded derivatives of ($49) million and ($63) million, respectively.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(4) Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Brighthouse Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 5% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2016.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities, Short-term Investments and Long-term Debt of CSEs -- FVO

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of long-term debt of CSEs -- FVO is determined on a basis consistent with the methodologies described herein for securities.

      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                  Level 2                                  Level 3
                       Observable Inputs                       Unobservable Inputs
---------------------------------------------------------------------------------------------
Fixed Maturity Securities
---------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
---------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the    Valuation Techniques: Principally the
            market and income approaches.            market approach.
            Key Inputs:                              Key Inputs:
            . quoted prices in markets that are not  . illiquidity premium
              active                                 . delta spread adjustments to reflect
            . benchmark yields; spreads off            specific credit-related issues
              benchmark yields; new issuances;       . credit spreads
              issuer rating                          . quoted prices in markets that are not
            . trades of identical or comparable        active for identical or similar
              securities; duration                        securities that are less liquid
            . Privately-placed securities are          and based on lower levels of trading
              valued using the additional key             activity than securities
              inputs:                                  classified in Level 2
             . market yield curve; call provisions   . independent non-binding broker
             . observable prices and spreads for       quotations
               similar public or private securities
               that    incorporate the credit
               quality and industry sector of the
               issuer
             . delta spread adjustments to reflect
               specific credit-related issues
---------------------------------------------------------------------------------------------
 U.S. government and agency, State and political subdivision and Foreign government securities
---------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the
            market approach.                         Valuation Techniques: Principally the
            Key Inputs:                              market approach.
            . quoted prices in markets that are not  Key Inputs:
              active                                 . independent non-binding broker
            . benchmark U.S. Treasury yield or         quotations
              other yields                           . quoted prices in markets that are not
            . the spread off the U.S. Treasury         active for identical or similar
              yield curve for the identical security      securities that are less liquid
            . issuer ratings and issuer spreads;       and based on lower levels of trading
              broker-dealer quotes                        activity than securities
            . comparable securities that are           classified in Level 2
              actively traded                        . credit spreads
---------------------------------------------------------------------------------------------
 Structured Securities
---------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the    Valuation Techniques: Principally the
            market and income approaches.            market and income approaches.
            Key Inputs:                              Key Inputs:
            . quoted prices in markets that are not  . credit spreads
              active                                 . quoted prices in markets that are not
            . spreads for actively traded              active for identical or similar
              securities; spreads off benchmark           securities that are less liquid
              yields                                   and based on lower levels of trading
            . expected prepayment speeds and volumes      activity than securities
            . current and forecasted loss severity;    classified in Level 2
              ratings; geographic region             . independent non-binding broker
            . weighted average coupon and weighted     quotations
              average maturity
            . average delinquency rates;
              debt-service coverage ratios
            . issuance-specific information,
              including, but not limited to:
             . collateral type; structure of the
               security; vintage of the loans
             . payment terms of the underlying
               assets
             . payment priority within the tranche;
               deal performance
---------------------------------------------------------------------------------------------

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 Instrument                  Level 2                                  Level 3
                        Observable Inputs                       Unobservable Inputs
----------------------------------------------------------------------------------------------
Equity Securities
----------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the    Valuation Techniques: Principally the
             market approach.                         market and income approaches.
             Key Input:                               Key Inputs:
             . quoted prices in markets that are not  . credit ratings; issuance structures
               considered active                      . quoted prices in markets that are not
                                                        active for identical or similar
                                                        securities   that are less liquid and
                                                        based on lower levels of trading
                                                        activity than   securities classified
                                                        in Level 2
                                                      . independent non-binding broker
                                                        quotations
----------------------------------------------------------------------------------------------
Short-term investments
----------------------------------------------------------------------------------------------
             . Short-term investments are of a        . Short-term investments are of a
               similar nature and class to the fixed    similar nature and class to the fixed
               maturity   and equity securities         maturity   and equity securities
               described above; accordingly, the        described above; accordingly, the
               valuation techniques   and observable    valuation   techniques and
               inputs used in their valuation are       unobservable inputs used in their
               also similar to those   described        valuation are also   similar to those
               above.                                   described above.
----------------------------------------------------------------------------------------------
Commercial mortgage loans held by CSEs -- FVO
----------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the    . N/A
             market approach.
             Key Input:
             . quoted securitization market price of
               the obligations of the CSEs
               determined   principally by
               independent pricing services using
               observable inputs
----------------------------------------------------------------------------------------------
Separate Account Assets (1)
----------------------------------------------------------------------------------------------
 Mutual funds without readily determinable fair values as prices are not published publicly
----------------------------------------------------------------------------------------------
             Key Input:                               . N/A
             . quoted prices or reported net asset
               value ("NAV") provided by the fund
                 managers
----------------------------------------------------------------------------------------------
 Other limited partnership interests
----------------------------------------------------------------------------------------------
             . N/A                                    Valuation Techniques: Valued giving
                                                       consideration to the underlying
                                                       holdings of the partnerships and by
                                                       applying a premium or discount, if
                                                       appropriate.
                                                      Key Inputs:
                                                      . liquidity; bid/ask spreads;
                                                        performance record of the fund manager
                                                      . other relevant variables that may
                                                        impact the exit value of the
                                                        particular   partnership interest
----------------------------------------------------------------------------------------------

---------

(1) Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs -- FVO" and "-- Derivatives -- Freestanding Derivatives."

 Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments -- Valuation Controls and Procedures."

    The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

        This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

    Level 3 Valuation Techniques and Key Inputs:

        These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

  Instrument    Interest Rate      Foreign          Credit      Equity Market
                                   Currency
                                Exchange Rate
-------------------------------------------------------------------------------
Inputs common   . swap yield    . swap yield    . swap yield    . swap yield
 to Level 2       curves          curves          curves          curves
 and Level 3    . basis curves  . basis curves  . credit curves . spot equity
 by instrument  . interest      . currency      . recovery        index levels
 type             rate            spot rates      rates         . dividend
                  volatility    . cross                           yield curves
                  (1)             currency                      . equity
                                  basis                           volatility
                                    curves                        (1)
-------------------------------------------------------------------------------
Level 3         . swap yield    . N/A           . swap yield    . dividend
                  curves (2)                      curves (2)      yield curves
                . basis curves                  . credit          (2)
                  (2)                             curves (2)    . equity
                . repurchase                    . credit          volatility
                  rates                           spreads         (1), (2)
                                                . repurchase    . correlation
                                                  rates           between
                                                . independent     model
                                                  non-binding       inputs (1)
                                                    broker
                                                  quotations
-------------------------------------------------------------------------------

---------

(1) Option-based only.

(2) Extrapolation beyond the observable limits of the curve(s).

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 Embedded Derivatives

    Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, equity or bond indexed crediting rates within certain annuity contracts, and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The Company assumed from an affiliated insurance company the risk associated with certain GMIBs. These embedded derivatives are included in policyholder account balances on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these assumed risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

    The Company ceded to an affiliate the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to an affiliated company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments and Long-term Debt of CSEs -- FVO." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

 Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Techniques and Key Inputs:

    Direct and assumed guaranteed minimum benefits

        These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

    Reinsurance ceded on certain guaranteed minimum benefits

        These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

 Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      For assets and liabilities measured at estimated fair value and still held at December 31, 2016 and 2015, transfers between Levels 1 and 2 were not significant.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                    December 31, 2016             December 31, 2015
                                                               ---------------------------   ---------------------------
                                           Significant                            Weighted                      Weighted
                 Valuation Techniques   Unobservable Inputs        Range         Average (1)     Range         Average (1)
                --------------------- ----------------------   -------------    ------------ -------------    ------------
Fixed maturity
securities (3)
U.S. corporate    .
 and foreign        Matrix pricing    . Delta spread
 corporate.....                           adjustments (4)                                     (65)  -    240       49
                                      .
                                        Offered quotes (5)       18   -    138      104        96   -    96       96
                  . Market            .
                    pricing             Quoted prices (5)        13   -    700      99         13   -    780      314
                  . Consensus         .
                    pricing             Offered quotes (5)       68   -    109      86         68   -    95       80
                -----------------------------------------------------------------------------------------------------------
RMBS...........   .                   . Quoted
                    Market pricing      prices (5)               38   -    111      91         29   -    292      93
                -----------------------------------------------------------------------------------------------------------
ABS............   .                   .
                    Market pricing      Quoted prices (5)        94   -    106      100        97   -    103      100
                  . Consensus         . Offered
                    pricing             quotes (5)               98   -    100      99         66   -    105      99
                -----------------------------------------------------------------------------------------------------------
Derivatives
Interest rate..   . Present           . Swap yield
                    value               (7)
                      techniques                                 --   -    --                 317   -    317
                                      .
                                        Repurchase rates (9)    (44)  -    18
                -----------------------------------------------------------------------------------------------------------
Credit.........   . Present
                    value             .
                      techniques        Credit spreads (10)      97   -    98                  --   -    --
                  . Consensus         .
                    pricing             Offered quotes (11)
                -----------------------------------------------------------------------------------------------------------
Equity market..   . Present           . Volatility              14%   -    32%                17%   -    36%
                    value               (12)
                      techniques
                    or   option
                    pricing
                      models
                                      .
                                        Correlation (13)        40%   -    40%                70%   -    70%
                -----------------------------------------------------------------------------------------------------------

                                                                   Impact of
                                                                Increase in Input
                                           Significant            on Estimated
                 Valuation Techniques   Unobservable Inputs      Fair Value (2)
                --------------------- ----------------------   ------------------
Fixed maturity
securities (3)
U.S. corporate    .
 and foreign        Matrix pricing    . Delta spread
 corporate.....                           adjustments (4)           Decrease
                                      .
                                        Offered quotes (5)          Increase
                  . Market            .
                    pricing             Quoted prices (5)           Increase
                  . Consensus         .
                    pricing             Offered quotes (5)          Increase
                -----------------------------------------------------------------
RMBS...........   .                   . Quoted
                    Market pricing      prices (5)                 Increase (6)
                -----------------------------------------------------------------
ABS............   .                   .
                    Market pricing      Quoted prices (5)          Increase (6)
                  . Consensus         . Offered
                    pricing             quotes (5)                 Increase (6)
                -----------------------------------------------------------------
Derivatives
Interest rate..   . Present           . Swap yield
                    value               (7)
                      techniques                                   Increase (8)
                                      .
                                        Repurchase rates (9)       Decrease (8)
                -----------------------------------------------------------------
Credit.........   . Present
                    value             .
                      techniques        Credit spreads (10)        Decrease (10)
                  . Consensus         .
                    pricing             Offered quotes (11)
                -----------------------------------------------------------------
Equity market..   . Present           . Volatility                 Increase (8)
                    value               (12)
                      techniques
                    or   option
                    pricing
                      models
                                      .
                                        Correlation (13)
                -----------------------------------------------------------------

                                                                    December 31, 2016             December 31, 2015
                                                               ---------------------------   ---------------------------
                                           Significant                            Weighted                      Weighted
                 Valuation Techniques   Unobservable Inputs        Range         Average (1)     Range         Average (1)
                --------------------- ----------------------   -------------    ------------ -------------    ------------
Embedded
 derivatives
Direct,                               .
 assumed and                            Mortality rates:
 ceded
 guaranteed       . Option
 minimum            pricing
 benefits......       techniques
                                        Ages 0 - 40              0%   -   0.09%                0%   -   0.09%
                                        Ages 41 - 60           0.04%  -   0.65%              0.04%  -   0.65%
                                        Ages 61 - 115          0.26%  -   100%               0.26%  -   100%
                                      . Lapse rates:
                                        Durations
                                      1 - 10                   0.25%  -   100%               0.25%  -   100%

                                      Durations 11 - 20          2%   -   100%                 3%   -   100%

                                      Durations 21 - 116         2%   -   100%                 3%   -   100%
                                      . Utilization
                                        rates                    0%   -    25%                 0%   -    25%
                                      . Withdrawal
                                        rates                  0.25%  -    10%               0.25%  -    10%
                                      . Long-term
                                        equity
                                          volatilities         17.40% -    25%               17.40% -    25%
                                      .
                                        Nonperformance
                                          risk spread          0.04%  -   0.57%              0.04%  -   0.52%

                                                                   Impact of
                                                                Increase in Input
                                           Significant            on Estimated
                 Valuation Techniques   Unobservable Inputs      Fair Value (2)
                --------------------- ----------------------   ------------------
Embedded
 derivatives
Direct,                               .
 assumed and                            Mortality rates:
 ceded
 guaranteed       . Option
 minimum            pricing
 benefits......       techniques
                                        Ages 0 - 40                Decrease (14)
                                        Ages 41 - 60               Decrease (14)
                                        Ages 61 - 115              Decrease (14)
                                      . Lapse rates:
                                        Durations
                                      1 - 10                       Decrease (15)

                                      Durations 11 - 20            Decrease (15)

                                      Durations 21 - 116           Decrease (15)
                                      . Utilization
                                        rates                      Increase (16)
                                      . Withdrawal
                                        rates                           (17)
                                      . Long-term
                                        equity
                                          volatilities             Increase (18)
                                      .
                                        Nonperformance
                                          risk spread              Decrease (19)

---------

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 (2) The impact of a decrease in input would have the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.

 (3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

 (4) Range and weighted average are presented in basis points.

 (5) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

 (6) Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

 (7) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

 (8) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

 (9) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

 (10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

 (11)As of December 31, 2016 and 2015, independent non-binding broker quotations were used in the determination of 3% and less than 1% of the total net derivative estimated fair value, respectively.

 (12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

 (13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

 (14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

 (15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

 (16)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 (17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

 (18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

 (19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded and assumed reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):


-                    --------------

-                    --------------


                     Corporate (1)
-                    -------------

Balance, January 1,
 2015...............  $      2,065
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....            16
Total
 realized/unrealized
 gains (losses)
 included in AOCI...          (113)
Purchases (7).......           285
Sales (7)...........          (118)
Issuances (7).......            --
Settlements (7).....            --
Transfers into
 Level 3 (8)........           202
Transfers out of
 Level 3 (8)........          (195)
                     -------------
Balance,
 December 31, 2015..  $      2,142
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....             1
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           (32)
Purchases (7).......           557
Sales (7)...........          (244)
Issuances (7).......            --
Settlements (7).....            --
Transfers into
 Level 3 (8)........           118
Transfers out of
 Level 3 (8)........          (315)
                     -------------
Balance,
 December 31, 2016..  $      2,227
                     =============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014
 (9)................  $          3
                     =============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31,
 2015(9)............  $         11
                     =============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2016
 (9)................  $          2
                     =============
Gains (Losses) Data
 for the year ended
 December 31, 2014..
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....  $          3
Total
 realized/unrealized
 gains (losses)
 included in AOCI...  $         74

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
-                    -----------------------------------------------------------------------------------------------------------
                     Fixed Maturity Securities
-                    --------------------------------------
                                     State and                                                                        Separate
                       Structured    Political   Foreign      Equity    Short-term        Net        Net Embedded     Account
                       Securities   Subdivision Government  Securities  Investments Derivatives (2) Derivatives (3)  Assets (4)
-                    -------------  ----------- ----------  ----------  ----------- --------------- --------------- -----------
                                                             (In millions)
Balance, January 1,
 2015...............  $      1,045   $      --   $      --   $     100   $      71    $      (196)   $        (347)  $      158
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....            21          --          --          11          --            (74)            (228)          (6)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           (11)         --          (3)        (10)         --              2               --           --
Purchases (7).......         1,255          13          29          --          47             22               --            3
Sales (7)...........          (360)         --          --         (16)         --             --               --           (5)
Issuances (7).......            --          --          --          --          --             --               --           --
Settlements (7).....            --          --          --          --          --             14             (472)          --
Transfers into
 Level 3 (8)........            22          --          --          19          --             --               --           --
Transfers out of
 Level 3 (8)........          (134)         --          --          (7)        (71)            --               --           (4)
                     -------------  ----------- ----------  ----------  ----------- --------------- --------------- -----------
Balance,
 December 31, 2015..  $      1,838   $      13   $      26   $      97   $      47    $      (232)   $      (1,047)  $      146
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....            30          --          --          --          --           (703)          (1,866)          --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...            20          --          --         (11)         --              4               --           --
Purchases (7).......           576          --          --          --           3             10               --            2
Sales (7)...........          (530)         --          --         (26)         (1)            --               --         (134)
Issuances (7).......            --          --          --          --          --             --               --           --
Settlements (7).....            --          --          --          --          --            (33)            (536)          --
Transfers into
 Level 3 (8)........            12           9          --         131          --             --               --           --
Transfers out of
 Level 3 (8)........          (282)         (5)        (26)        (54)        (47)            --               --           (4)
                     -------------  ----------- ----------  ----------  ----------- --------------- --------------- -----------
Balance,
 December 31, 2016..  $      1,664   $      17   $      --   $     137   $       2    $      (954)   $      (3,449)  $       10
                     =============  =========== ==========  ==========  =========== =============== =============== ===========
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014
 (9)................  $          6   $      --   $      --   $      (1)  $      --    $        (7)   $        (982)  $       --
                     =============  =========== ==========  ==========  =========== =============== =============== ===========
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31,
 2015(9)............  $         21   $      --   $      --   $      --   $      --    $       (64)   $        (241)  $       --
                     =============  =========== ==========  ==========  =========== =============== =============== ===========
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2016
 (9)................  $         28   $      --   $      --   $      --   $      --    $      (687)   $      (1,839)  $       --
                     =============  =========== ==========  ==========  =========== =============== =============== ===========
Gains (Losses) Data
 for the year ended
 December 31, 2014..
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (5) (6).....  $         10   $      --   $      --   $      (2)  $      --    $        (4)   $        (957)  $       (1)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...  $         12   $      --   $      --   $       7   $      --    $        57    $         107   $       --

---------

(1) Comprised of U.S. and foreign corporate securities.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income
    (loss) for net derivatives and embedded derivatives are reported in net derivatives gains (losses).

(6) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and embedded derivatives are reported in net derivative gains (losses).

  Fair Value Option

   The following table presents information for certain assets and liabilities of CSEs, which are accounted for under the FVO. These assets and liabilities were initially measured at fair value.

                                                                                  December 31,
                                                                           ---------------------------
                                                                               2016          2015
                                                                           ------------- -------------
                                                                                  (In millions)
Assets (1)
Unpaid principal balance..................................................  $         88  $        121
Difference between estimated fair value and unpaid principal balance......            48            51
                                                                           ------------- -------------
  Carrying value at estimated fair value..................................  $        136  $        172
                                                                           ============= =============
Liabilities (1)
Contractual principal balance.............................................  $         22  $         46
Difference between estimated fair value and contractual principal balance.             1             2
                                                                           ------------- -------------
  Carrying value at estimated fair value..................................  $         23  $         48
                                                                           ============= =============

---------

(1) These assets and liabilities are comprised of commercial mortgage loans and long-term debt. Changes in estimated fair value on these assets and liabilities and gains or losses on sales of these assets are recognized in net investment gains (losses). Interest income on commercial mortgage loans held by CSEs -- FVO is recognized in net investment income. Interest expense from long-term debt of CSEs -- FVO is recognized in other expenses.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

   The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                At December 31,               Years Ended December 31,
                                         ------------------------------   --------------------------------
                                            2016        2015      2014       2016        2015       2014
                                         ----------   --------- --------- ----------  ---------  ---------
                                         Carrying Value After Measurement          Gains (Losses)
                                         ------------------------------   --------------------------------
                                                                  (In millions)
Mortgage loans (1)......................  $       3   $       3 $       3  $      --  $      --  $      --
Other limited partnership interests (2).  $       3   $       2 $      38  $      (2) $      (1) $      (6)
Other assets (3)........................  $      --   $      -- $      --  $     (11) $      --  $      --
Goodwill (4)............................  $      --   $      -- $      --  $    (381) $      --  $     (33)

--------

(1) Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2) For these cost method investments, estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2016 and 2015 were not significant.

(3) During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc. ("MSI"), a wholly-owned subsidiary of MetLife, Inc. See Note 17.

(4) As discussed in Note 11, for the year ended December 31, 2016, the Company recorded an impairment of goodwill associated with the Run-off reporting unit.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                               December 31, 2016
                                     ----------------------------------------------------------------------
                                                              Fair Value Hierarchy
                                                   ------------------------------------------
                                                                                                 Total
                                       Carrying                                                Estimated
                                        Value        Level 1        Level 2        Level 3     Fair Value
                                     ------------- ------------ --------------- ------------- -------------
                                                                 (In millions)
Assets
Mortgage loans......................  $      8,748  $        --  $           --  $      8,893  $      8,893
Policy loans........................  $      1,093  $        --  $          746  $        431  $      1,177
Real estate joint ventures..........  $         12  $        --  $           --  $         44  $         44
Other limited partnership interests.  $         44  $        --  $           --  $         42  $         42
Premiums, reinsurance and other
 receivables........................  $      2,831  $        --  $          832  $      2,843  $      3,675
Liabilities
Policyholder account balances.......  $     14,829  $        --  $           --  $     15,975  $     15,975
Long-term debt......................  $        781  $        --  $        1,060  $         --  $      1,060
Other liabilities...................  $        194  $        --  $           27  $        167  $        194
Separate account liabilities........  $      1,110  $        --  $        1,110  $         --  $      1,110

                                                               December 31, 2015
                                     ----------------------------------------------------------------------
                                                              Fair Value Hierarchy
                                                   ------------------------------------------
                                                                                                 Total
                                       Carrying                                                Estimated
                                        Value        Level 1        Level 2        Level 3     Fair Value
                                     ------------- ------------ --------------- ------------- -------------
                                                                 (In millions)
Assets
Mortgage loans......................  $      7,090  $        --  $           --  $      7,386  $      7,386
Policy loans........................  $      1,266  $        --  $          917  $        430  $      1,347
Real estate joint ventures..........  $         23  $        --  $           --  $         65  $         65
Other limited partnership interests.  $         52  $        --  $           --  $         57  $         57
Premiums, reinsurance and other
 receivables........................  $      6,074  $        --  $           80  $      7,163  $      7,243
Liabilities
Policyholder account balances.......  $     18,968  $        --  $           --  $     20,339  $     20,339
Long-term debt......................  $        788  $        --  $        1,070  $         --  $      1,070
Other liabilities...................  $        217  $        --  $           43  $        174  $        217
Separate account liabilities........  $      1,275  $        --  $        1,275  $         --  $      1,275

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

    The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 Policy Loans

    Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

    The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided on the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Premiums, Reinsurance and Other Receivables

    Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

    Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

    The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 Policyholder Account Balances

    These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

    The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 Other Liabilities

    Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 Separate Account Liabilities

    Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

    Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

    Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

   The Company tests goodwill for impairment during the third quarter of each year at the reporting unit level based upon best available data as of June 30 of that year. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   In anticipation of the planned Separation, in the third quarter of 2016, the Company reorganized its businesses into three segments: Annuities; Life; and Run-off. As a result, the Company reallocated goodwill. In connection with the reorganization and the 2016 annual goodwill impairment test, the Company performed Step 1 of the goodwill impairment process, which requires a comparison of the estimated fair value of a reporting unit to its carrying value. To determine the estimated fair value for the Run-off reporting unit, an actuarial based approach, embedded value, was utilized to estimate the net worth of the reporting unit and the value of existing business. This actuarial based approach requires judgments and assumptions about the projected cash flows, the level of internal capital required to support the mix of business, the account value of in-force business, projections of renewal business and margins on such business, interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for this reporting unit.

   Based on a quantitative analysis performed for the Run-off reporting unit, the Company concluded that the carrying value exceeded the estimated fair value, indicating a potential for goodwill impairment. Accordingly, the Company performed Step 2 of the goodwill impairment process for the reporting unit, which compares the implied estimated fair value of the reporting unit's goodwill with its carrying value. This analysis indicated that the goodwill associated with this reporting unit was not recoverable. As a result, the Company recorded a non-cash charge of $381 million ($305 million, net of income tax) for the impairment of the entire goodwill balance, which is reported in goodwill impairment on the consolidated statements of operations for the year ended December 31, 2016.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Goodwill (continued)


   Information regarding goodwill by segment was as follows:

                                Annuities       Life         Run-off        Total
                              ------------  ------------  ------------  ------------
                                                   (In millions)
Balance at January 1, 2014
Goodwill.....................  $       427   $        66   $       493   $       986
Accumulated impairment.......         (394)          (66)           --          (460)
                              ------------  ------------  ------------  ------------
  Total goodwill, net........           33            --           493           526
Dispositions (1).............           --            --          (112)         (112)
Impairments..................          (33)           --            --           (33)
Balance at December 31, 2014.
Goodwill.....................          427            66           381           874
Accumulated impairment.......         (427)          (66)           --          (493)
                              ------------  ------------  ------------  ------------
  Total goodwill, net........           --            --           381           381
Balance at December 31, 2015
Goodwill.....................          427            66           381           874
Accumulated impairment.......         (427)          (66)           --          (493)
                              ------------  ------------  ------------  ------------
  Total goodwill, net........           --            --           381           381
Impairments..................           --            --          (381)         (381)
Balance at December 31, 2016
Goodwill.....................          427            66           381           874
Accumulated impairment.......         (427)          (66)         (381)         (874)
                              ------------  ------------  ------------  ------------
  Total goodwill, net........  $        --   $        --   $        --   $        --
                              ============  ============  ============  ============

---------

(1) In connection with the sale of MAL, goodwill in the Run-off reporting unit was reduced by $112 million during the year ended December 31, 2014. See
    Note 4. This goodwill was allocated to MAL based on the relative fair values of MAL and the remaining portion of the Run-off reporting unit.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


12. Debt

   Long-term debt outstanding was as follows:

                                                                 December 31,
                                                            -----------------------
                                     Interest Rate Maturity    2016        2015
                                     ------------- -------- ----------- -----------
                                                                 (In millions)
Surplus note -- affiliated (1), (2).     8.60%       2038    $      744  $      750
Long-term debt -- unaffiliated (3)..     7.03%       2030            37          38
                                                            ----------- -----------
  Total long-term debt (4)..........                         $      781  $      788
                                                            =========== ===========

--------

(1) Payments of interest and principal on the affiliated surplus note, which is subordinate to all other obligations and may be made only with the prior approval of the Delaware Commissioner of Insurance (the "Delaware Commissioner").

(2) Includes $6 million of debt issuance costs at both December 31, 2016 and 2015. Debt issuance costs were reported in other assets at December 31, 2015.

(3) Principal and interest is paid quarterly.

(4) Excludes $23 million and $48 million of long-term debt relating to CSEs at December 31, 2016 and 2015, respectively. See Note 8.

   In December 2014, Brighthouse Insurance repaid in cash at maturity its $75 million 6.80% affiliated note.

   The aggregate maturities of long-term debt at December 31, 2016 were $1 million in 2017, $2 million in each of 2018, 2019, 2020 and 2021 and $772 million thereafter.

   Interest expense related to the Company's indebtedness is included in other expenses and was $67 million, $68 million and $73 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Letters of Credit

   The Company had access to unsecured revolving credit facilities from various banks, either directly with the bank or indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit was $10 million, $5 million and $13 million for the years ended December 31, 2016, 2015 and 2014, respectively, and was included in other expenses. At December 31, 2016, the Company had $0 in letters of credit outstanding and the remaining availability was $3.3 billion.

13. Equity

   See Note 3 for a discussion on the Mergers.

Common Stock

   In August 2014, MetLife Insurance Company of Connecticut, the predecessor to MetLife USA, redeemed for $1.4 billion and retired 4,595,317 shares of its common stock owned by MetLife Investors Group, LLC, an affiliate.

Capital Contributions

   In February 2016, Brighthouse Life Insurance Company received a capital contribution of $1.5 billion in cash from MetLife, Inc.

   In August 2014, MetLife Insurance Company of Connecticut received a capital contribution of $231 million in cash from MetLife, Inc.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Statutory Equity and Income

   The state of domicile of Brighthouse Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratio for Brighthouse Life Insurance Company was in excess of 400% for all periods presented.

   Brighthouse Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Brighthouse Life Insurance Company.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Brighthouse Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   The tables below present amounts from Brighthouse Life Insurance Company, which are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

   Statutory net income (loss) was as follows:

                                                         Years Ended December 31,
                                                        --------------------------
 Company                              State of Domicile  2016    2015      2014
----------------------------------- ------------------- ------ -------  ----------
                                                              (In millions)
Brighthouse Life Insurance Company.      Delaware       $1,186 $(1,022) $    1,543

   Statutory capital and surplus was as follows at:

                                                   December 31,
                                               ---------------------
            Company                               2016       2015
           ----------------------------------- ---------- ----------
                                                   (In millions)
           Brighthouse Life Insurance Company. $    4,374 $    5,942

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Dividend Restrictions

   Under Delaware Insurance Code, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). Brighthouse Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware Insurance Code, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2016 and 2015, Brighthouse Life Insurance Company paid dividends to MetLife, Inc. in the amount of $261 million and $500 million, respectively.

   Based on amounts at December 31, 2016, Brighthouse Life Insurance Company could pay a dividend to MetLife, Inc. in 2017 of $473 million without prior approval of the Delaware Commissioner.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes on the balances of each component of AOCI was as follows:

                                                          Unrealized                             Foreign
                                                       Investment Gains     Unrealized Gains    Currency
                                                       (Losses), Net of       (Losses) on      Translation
                                                       Related Offsets (1)     Derivatives      Adjustments       Total
                                                     ---------------------  ----------------  -------------  ------------
                                                                                 (In millions)
Balance at January 1, 2014..........................       $           916      $         25    $        39  $        980
OCI before reclassifications........................                 2,301               242            (56)        2,487
Deferred income tax benefit (expense)...............                  (707)              (85)             4          (788)
                                                     ---------------------  ----------------  -------------  ------------
  AOCI before reclassifications, net of income tax..                 2,510               182            (13)        2,679
Amounts reclassified from AOCI......................                   (28)                2             --           (26)
Deferred income tax benefit (expense)...............                     8                (1)            --             7
                                                     ---------------------  ----------------  -------------  ------------
  Amounts reclassified from AOCI, net of income tax.                   (20)                1             --           (19)
                                                     ---------------------  ----------------  -------------  ------------
Sale of subsidiary (2)..............................                  (320)               --              6          (314)
Deferred income tax benefit (expense)...............                    80                --             --            80
                                                     ---------------------  ----------------  -------------  ------------
  Sale of subsidiary, net of income tax.............                  (240)               --              6          (234)
                                                     ---------------------  ----------------  -------------  ------------
Balance at December 31, 2014........................                 2,250               183             (7)        2,426
OCI before reclassifications........................                (1,370)               92            (28)       (1,306)
Deferred income tax benefit (expense)...............                   506               (32)             9           483
                                                     ---------------------  ----------------  -------------  ------------
  AOCI before reclassifications, net of income tax..                 1,386               243            (26)        1,603
Amounts reclassified from AOCI......................                    46                (6)            --            40
Deferred income tax benefit (expense)...............                   (17)                2             --           (15)
                                                     ---------------------  ----------------  -------------  ------------
  Amounts reclassified from AOCI, net of income tax.                    29                (4)            --            25
                                                     ---------------------  ----------------  -------------  ------------
Balance at December 31, 2015........................                 1,415               239            (26)        1,628
OCI before reclassifications........................                  (348)               68             (3)         (283)
Deferred income tax benefit (expense)...............                   110               (24)            --            86
                                                     ---------------------  ----------------  -------------  ------------
  AOCI before reclassifications, net of income tax..                 1,177               283            (29)        1,431
Amounts reclassified from AOCI......................                    (1)              (43)            --           (44)
Deferred income tax benefit (expense)...............                    --                15             --            15
                                                     ---------------------  ----------------  -------------  ------------
  Amounts reclassified from AOCI, net of income tax.                    (1)              (28)            --           (29)
                                                     ---------------------  ----------------  -------------  ------------
Balance at December 31, 2016........................       $         1,176      $        255    $       (29) $      1,402
                                                     =====================  ================  =============  ============

---------------
(1) See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2) See Note 4.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                    Consolidated Statements of Operations
                                                                                      and Comprehensive Income (Loss)
 AOCI Components                                  Amounts Reclassified from AOCI                 Locations
---------------------------------------    ---------------------------------------  -------------------------------------
                                                   Years Ended December 31,
                                           ---------------------------------------
                                                 2016          2015         2014
                                           ------------  -----------  ------------
                                                        (In millions)
Net unrealized investment gains
 (losses):
 Net unrealized investment gains
   (losses)............................... $         (6) $       (48) $         13     Net investment gains (losses)
 Net unrealized investment gains
   (losses)...............................            1           12            11     Net investment income
 Net unrealized investment gains
   (losses)...............................            6          (10)            4     Net derivative gains (losses)
                                           ------------  -----------  ------------
   Net unrealized investment gains
    (losses), before income tax...........            1          (46)           28
   Income tax (expense) benefit...........           --           17            (8)
                                           ------------  -----------  ------------
   Net unrealized investment gains
    (losses), net of income tax........... $          1  $       (29) $         20
                                           ============  ===========  ============
Unrealized gains (losses) on
 derivatives - cash flow hedges:
 Interest rate swaps...................... $         33  $         1  $          1     Net derivative gains (losses)
 Interest rate swaps......................            3            1             1     Net investment income
 Interest rate forwards...................            2            2             1     Net derivative gains (losses)
 Interest rate forwards...................            2            2             1     Net investment income
 Foreign currency swaps...................            3           --            (6)    Net derivative gains (losses)
                                           ------------  -----------  ------------
   Gains (losses) on cash flow hedges,
   before income tax......................           43            6            (2)
   Income tax (expense) benefit...........          (15)          (2)            1
                                           ------------  -----------  ------------
   Gains (losses) on cash flow hedges,
   net of income tax...................... $         28  $         4  $         (1)
                                           ============  ===========  ============
Total reclassifications, net of income
 tax...................................... $         29  $       (25) $         19
                                           ============  ===========  ============

14. Other Expenses

   Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                      ----------------------------------------
                                                             2016          2015          2014
                                                      ------------  ------------  ------------
                                                                    (In millions)
Compensation......................................... $        346  $        472  $        320
Commissions..........................................          542           650           492
Volume-related costs.................................          170           134           170
Affiliated expenses on ceded and assumed reinsurance.          314           205           325
Capitalization of DAC................................         (282)         (325)         (279)
Interest expense on debt.............................           70            76           109
Premium taxes, licenses and fees.....................           56            67            53
Professional services................................           84            21            58
Rent and related expenses............................           45            53            41
Other................................................          393           369           475
                                                      ------------  ------------  ------------
  Total other expenses............................... $      1,738  $      1,722  $      1,764
                                                      ============  ============  ============

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses (continued)


Capitalization of DAC

   See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

   Interest expense on debt includes interest expense on debt (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

   Commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Notes 7, 12 and 17 for a discussion of affiliated expenses included in the table above.

15. Income Tax

   The provision for income tax was as follows:

                                                            Years Ended December 31,
                                                    ----------------------------------------
                                                          2016          2015          2014
                                                    ------------  ------------  ------------
                                                                  (In millions)
Current:
  Federal.......................................... $        (57) $        281  $       (364)
  Foreign..........................................            6            --             6
                                                    ------------  ------------  ------------
    Subtotal.......................................          (51)          281          (358)
                                                    ------------  ------------  ------------
Deferred:
  Federal..........................................       (1,720)          (66)          355
  Foreign..........................................           --            --            (2)
                                                    ------------  ------------  ------------
    Subtotal.......................................       (1,720)          (66)          353
                                                    ------------  ------------  ------------
     Provision for income tax expense (benefit).... $     (1,771) $        215  $         (5)
                                                    ============  ============  ============

   The Company's income (loss) before income tax expense (benefit) from domestic and foreign operations were as follows:

                                    Years Ended December 31,
                             -------------------------------------
                                   2016        2015         2014
                             -----------  ----------- ------------
                                         (In millions)
             Income (loss):
              Domestic...... $    (4,720) $     1,041 $       (174)
              Foreign.......          12           13          464
                             -----------  ----------- ------------
                Total....... $    (4,708) $     1,054 $        290
                             ===========  =========== ============

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                           Years Ended December 31,
                                                    -------------------------------------
                                                          2016         2015         2014
                                                    -----------  -----------  -----------
                                                                (In millions)
Tax provision at U.S. statutory rate............... $    (1,648) $       369  $       102
Tax effect of:
  Dividend received deduction......................        (105)        (127)        (114)
  Prior year tax...................................          23           (4)         (20)
  Tax credits......................................         (20)         (16)         (14)
  Foreign tax rate differential....................           2           (5)          --
  Goodwill impairment..............................         (20)          --           12
  Sale of subsidiary...............................          (6)          --           24
  Other, net.......................................           3           (2)           5
                                                    -----------  -----------  -----------
     Provision for income tax expense (benefit).... $    (1,771) $       215  $        (5)
                                                    ===========  ===========  ===========

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                      ---------------------
                                                           2016       2015
                                                      ---------- ----------
                                                          (In millions)
   Deferred income tax assets:
     Policyholder liabilities and receivables........ $    2,841 $    1,638
     Investments, including derivatives..............        373         --
     Tax credit carryforwards........................        180        168
     Other...........................................         52         39
                                                      ---------- ----------
       Total deferred income tax assets..............      3,446      1,845
                                                      ---------- ----------
   Deferred income tax liabilities:
     Investments, including derivatives..............         --        132
     Intangibles.....................................        391        521
     Net unrealized investment gains.................        736        837
     DAC.............................................      1,301      1,158
                                                      ---------- ----------
       Total deferred income tax liabilities.........      2,428      2,648
                                                      ---------- ----------
        Net deferred income tax asset (liability).... $    1,018 $     (803)
                                                      ========== ==========

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes as of December 31, 2016.

                                 Tax Credit Carryforwards
                  -------------------------------------------------------
                    General Business
                       Credits        Foreign Tax Credits        Other
                  ------------------ -------------------- ---------------
                                       (In millions)
      Expiration
      2017-2021..    $            --     $             -- $            --
      2022-2026..                 --                   35              --
      2027-2031..                 --                   --              --
      2032-2036..                  7                   --              --
      Indefinite.                 --                   --             145
                  ------------------ -------------------- ---------------
                     $             7     $             35 $           145
                  ================== ==================== ===============

   The Company currently participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $490 million and $14 million for the years ended December 31, 2016 and 2015 respectively.

   The Company also files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state or local income tax examinations for years prior to 2007.

   Management believes it has established adequate tax liabilities for all open years and any future resolve is not expected to have a material impact on the Company's financial statements.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                      Years Ended December 31,
                                                                               -------------------------------------
                                                                                     2016         2015         2014
                                                                               -----------  -----------  -----------
                                                                                           (In millions)
Balance at January 1,......................................................... $        42  $        38  $        26
Additions for tax positions of prior years....................................           1            5           15
Reductions for tax positions of prior years...................................          (9)          --           (5)
Additions for tax positions of current year...................................           5            3            2
Settlements with tax authorities..............................................          (2)          (4)          --
                                                                               -----------  -----------  -----------
Balance at December 31,....................................................... $        37  $        42  $        38
                                                                               ===========  ===========  ===========
Unrecognized tax benefits that, if recognized would impact the effective rate. $        37  $        32  $        28
                                                                               ===========  ===========  ===========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   Interest was as follows:

                                                                      Years Ended December 31,
                                                                  ---------------------------------
                                                                    2016       2015        2014
                                                                  --------- ---------- ------------
                                                                            (In millions)
Interest recognized on the consolidated statements of operations.  $      1  $      --  $        --

                                                                                December 31,
                                                                           -----------------------
                                                                              2016        2015
                                                                           ----------- -----------
                                                                                (In millions)
Interest included in other liabilities on the consolidated balance sheets.  $        1  $        2

   The Company had no penalties for each of the years ended December 31, 2016, 2015 and 2014.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2016, 2015 and 2014, the Company recognized an income tax benefit of $84 million, $138 million and $135 million, respectively, related to the separate account DRD. The 2016 benefit included an expense of $21 million related to a true-up of the 2015 tax return. The 2015 and 2014 benefit included a benefit of $12 million and $21 million related to a true-up of the 2014 and 2013 tax returns, respectively.

16. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2016.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2016, the aggregate range of reasonably possible losses in excess of amounts accrued for these matters was not material for the Company.

   Matters as to Which an Estimate Cannot Be Made

      For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Unclaimed Property Litigation

      On November 14, 2012, the West Virginia Treasurer filed an action against MetLife Investors USA Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. MetLife Investors USA Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-363) alleging that MetLife Investors USA Insurance Company violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On December 28, 2012, the Treasurer filed a substantially identical suit against MetLife Insurance Company of Connecticut (West Virginia ex rel. John
   D. Perdue v. MetLife Insurance Company of Connecticut, Circuit Court of Putnam County, Civil Action No. 12-C-430). On January 31, 2017, the parties entered into a settlement agreement resolving these actions.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Other Litigation

    Thrivent Financial for Lutherans v. MetLife Insurance Company USA, (E.D. Wis., filed September 12, 2016)

       Plaintiff filed a complaint against MetLife USA contending that its use of the Brighthouse Financial trademark and logo will infringe on its trademarks. Alleging violations of federal and state law, plaintiff sought preliminary and permanent injunctions, compensatory damages, and other relief. On December 23, 2016, plaintiff filed an amended complaint adding Brighthouse Financial, Inc. as an additional defendant. The parties have resolved this matter, and the action was voluntarily dismissed on February 15, 2017.

   Sales Practices Claims

      Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made on its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for on the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                          December 31,
                                                                          ------------
                                                                          2016   2015
                                                                          ----   -----
                                                                          (In millions)
 Other Assets:
   Premium tax offset for future discounted and undiscounted assessments.  $12   $  13
   Premium tax offsets currently available for paid assessments..........    7      10
                                                                          ----   -----
 Total...................................................................  $19   $  23
                                                                          ====   =====
 Other Liabilities:
   Insolvency assessments................................................  $16   $  17
                                                                          ====   =====

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Commitments

 Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $335 million and $124 million at December 31, 2016 and 2015, respectively.

 Commitments to Fund Partnership Investments and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.3 billion and $1.0 billion at December 31, 2016 and 2015, respectively.

 Other Commitments

     The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At both December 31, 2016 and 2015, the Company had agreed to fund up to $20 million of cash upon the request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $25 million to custody accounts to secure the demand notes. Each of these affiliates is permitted by contract to sell or re-pledge this collateral.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $222 million, with a cumulative maximum of $228 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $2 million at both December 31, 2016 and 2015, for indemnities, guarantees and commitments.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


17. Related Party Transactions

   The Company has various existing relationships with MetLife for services necessary to conduct its activities.

Non-Broker-Dealer Transactions

   The following table summarizes income and expense from transactions with MetLife (excluding broker-dealer transactions) for the years indicated:

                        Years Ended December 31, Years Ended December 31,
                        ---------------------    ------------------------
                         2016     2015    2014     2016      2015   2014
                        -----    -----  -------  ---------   ----   ----
                                Income                 Expense
                        ---------------------    ------------------------
                                      (In millions)
               MetLife. $(602)   $(199) $(1,042) $   (265)   $511   $539

   The following table summarizes assets and liabilities from transactions with MetLife (excluding broker-dealer transactions) at:

                               At December 31, At December 31,
                               --------------  ---------------
                                2016    2015    2016    2015
                               ------  ------- ------  ------
                                   Assets       Liabilities
                               --------------  ---------------
                                      (In millions)
                      MetLife. $8,972  $12,277 $9,518  $9,479

   The material arrangements between the Company and MetLife are as follows:

 Reinsurance Agreements

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC, GALIC, MetLife Europe d.a.c., MRV, DELAM and ALICO, all of which are related parties. See Note 7 for further discussion of the affiliated reinsurance agreements.

 Financing Arrangements

     The Company has financing arrangements with MetLife that are used to support reinsurance obligations arising under affiliated reinsurance agreements. The Company recognized interest expense for affiliated debt of $65 million, $64 million and $70 million, for the years ended December 31, 2016, 2015 and 2014, respectively. See Note 12 for further discussion of the related party financing arrangements.

  Investment Transactions

     The Company has extended loans to certain subsidiaries of MetLife, Inc. Additionally, in the ordinary course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from MetLife affiliates. See Note 8 for further discussion of the related party investment transactions.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Related Party Transactions (continued)


 Shared Services and Overhead Allocations

     MetLife provides the Company certain services, which include, but are not limited to, executive oversight, treasury, finance, legal, human resources, tax planning, internal audit, financial reporting, information technology, distribution services and investor relations. The Company is charged for these services based on direct and indirect costs. When specific identification is not practicable, an allocation methodology is used, primarily based on sales, in-force liabilities, or headcount. For certain agreements, charges are based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Expenses incurred with MetLife related to these arrangements, recorded in other operating expenses, were $820 million, $1.0 billion and $985 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Sales Distribution Services

   In July 2016, MetLife, Inc. completed the sale to MassMutual of MetLife's retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MSI. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

Broker-Dealer Transactions

   The Company accrues related party revenues and expenses arising from transactions with MetLife's broker-dealers whereby the MetLife broker-dealers sell the Company's variable annuity and life products. The affiliated revenue for the Company is fee income from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. The affiliated expense for the Company is commissions collected on the sale of variable products by the Company and passed through to the broker-dealer.

   The following table summarizes income and expense from transactions with related broker-dealers for the years indicated:

                                     Years Ended December 31, Years Ended December 31,
                                     ------------------------ ------------------------
                                     2016     2015    2014    2016     2015    2014
                                     ----     ----    ----    ----     ----    ----
                                       Fee Income             Commission Expense
                                     ------------------------ ------------------------
                                             (In millions)
             MetLife broker-dealers. $192     $208    $202    $606     $612    $572

   The following table summarizes assets and liabilities from transactions with affiliated broker-dealers as follows:

                                          At December 31,        At December 31,
                                          ---------------        ---------------
                                          2016           2015    2016         2015
                                          ----           ----    ----         ----
                                          Fee Income Receivables Secured Demand Notes
                                          ---------------        ---------------
                                             (In millions)
                  MetLife broker-dealers.  $18            $18     $20          $20

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


18. Subsequent Events

   Effective January 1, 2017, the Company executed a novation and assignment agreement whereby it will replace MLIC as the reinsurer of certain variable annuities, including guaranteed minimum benefits, issued by Brighthouse NY and NELICO. This novation and assignment resulted in an increase in cash and cash equivalents of approximately $34 million, an increase in future policy benefits of approximately $79 million, an increase in policyholder account balances of approximately $387 million and a decrease in other liabilities of approximately $427 million. The Company will recognize no gain or loss as a result of this transaction.

   Effective January 1, 2017, MLIC recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities being reinsured by the Company. This recapture resulted in a decrease in investments and cash and cash equivalents of approximately $568 million, a decrease in future policy benefits of approximately $106 million, and a decrease in policyholder account balances of approximately $460 million. The Company will recognize a loss of approximately $2 million, net of income tax, as a result of this transaction.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2016

                                 (In millions)

                                                                                    Amount at
                                                     Cost or       Estimated Fair Which Shown on
                                                Amortized Cost (1)     Value      Balance Sheet
Types of Investments                           ------------------- -------------- ---------------
Fixed maturity securities:
 Bonds:
   U.S. government and agency securities......    $       10,517    $      11,550  $       11,550
   State and political subdivision securities.             2,633            2,914           2,914
   Public utilities...........................             1,637            1,815           1,815
   Foreign government securities..............               946            1,046           1,046
   All other corporate bonds..................            21,214           21,912          21,912
                                               ------------------- -------------- ---------------
     Total bonds..............................            36,947           39,237          39,237
 Mortgage-backed and asset-backed securities..            12,121           12,214          12,214
 Redeemable preferred stock...................               244              334             334
                                               ------------------- -------------- ---------------
       Total fixed maturity securities........            49,312           51,785          51,785
                                               ------------------- -------------- ---------------
Equity securities:
 Common stock:
   Industrial, miscellaneous and all other....                98              116             116
   Public utilities...........................                --                2               2
   Banks, trust and insurance companies.......                 2                5               5
 Non-redeemable preferred stock...............               180              177             177
                                               ------------------- -------------- ---------------
     Total equity securities..................               280              300             300
                                               ------------------- -------------- ---------------
Mortgage loans................................             8,884                            8,884
Policy loans..................................             1,093                            1,093
Real estate and real estate joint ventures....               215                              215
Other limited partnership interests...........             1,639                            1,639
Short-term investments........................               926                              926
Other invested assets.........................             3,887                            3,887
                                               -------------------                ---------------
        Total investments.....................    $       66,236                   $       68,729
                                               ===================                ===============

---------
(1) Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

               Consolidated Supplementary Insurance Information
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                                Future Policy
                      DAC     Benefits and Other Policyholder
                      and       Policy-Related     Account        Unearned       Unearned
 Segment               VOBA        Balances        Balances   Premiums (1), (2) Revenue (1)
------------------ ---------- ------------------ ------------ ----------------- -----------
2016
Annuities......... $    4,521       $      7,251  $    24,265       $        -- $        83
Life..............        504              3,871        2,816                12          53
Run-off...........        112             16,522        8,505                --          44
Corporate & Other.        137              7,424            1                 6          --
                   ---------- ------------------ ------------ ----------------- -----------
 Total............ $    5,274       $     35,068  $    35,587       $        18 $       180
                   ========== ================== ============ ================= ===========
2015
Annuities......... $    3,510       $      6,395  $    20,975       $        -- $        93
Life..............        680              4,438        2,667                12          52
Run-off...........        510             15,446       12,017                --          43
Corporate & Other.        109              7,164            2                 6          --
                   ---------- ------------------ ------------ ----------------- -----------
 Total............ $    4,809       $     33,443  $    35,661       $        18 $       188
                   ========== ================== ============ ================= ===========
2014
Annuities......... $    3,548       $      5,205  $    20,161       $        -- $        98
Life..............        680              3,968        2,658                 9          48
Run-off...........        601             15,860       12,666                --          58
Corporate & Other.         61              6,766            1                 5          --
                   ---------- ------------------ ------------ ----------------- -----------
 Total............ $    4,890       $     31,799  $    35,486       $        14 $       204
                   ========== ================== ============ ================= ===========

---------
(1)Amounts are included within the future policy benefits and other policy-related balances column.

(2)Includes premiums received in advance.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                                                        Policyholder
                      Premiums and                   Benefits and Claims
                     Universal Life        Net      and Interest Credited                   Other
                   and Investment-Type  Investment     to Policyholder    Amortization of Operating
 Segment           Product Policy Fees  Income (1)    Account Balances     DAC and VOBA   Expenses
------------------ ------------------- ------------ --------------------- --------------- ----------
2016
Annuities.........      $        2,593 $      1,290      $          2,288    $      (825) $      866
Life..............                 333          275                   330             239        300
Run-off...........                 579        1,135                 1,256             392        347
Corporate & Other.                 112           12                    67              22        225
                   ------------------- ------------ --------------------- --------------- ----------
 Total............      $        3,617 $      2,712      $          3,941          $(172) $    1,738
                   =================== ============ ===================== =============== ==========
2015
Annuities.........      $        3,142 $      1,120      $          2,218    $        358 $      892
Life..............                 431          277                   355             128        288
Run-off...........                 552        1,270                   954              86        368
Corporate & Other.                 248         (52)                   206              23        174
                   ------------------- ------------ --------------------- --------------- ----------
 Total............      $        4,373 $      2,615      $          3,733    $        595 $    1,722
                   =================== ============ ===================== =============== ==========
2014
Annuities.........      $        3,374 $      1,114      $          2,536    $        705 $      939
Life..............                 282          281                   291             172        278
Run-off...........                 447        1,358                   944              91        345
Corporate & Other.                 242         (84)                    55              22        202
                   ------------------- ------------ --------------------- --------------- ----------
 Total............      $        4,345 $      2,669      $          3,826    $        990 $    1,764
                   =================== ============ ===================== =============== ==========

---------

(1)See Note 2 of the Notes to the Consolidated Financial Statements for information on certain segment reporting changes which were retrospectively applied.

                      Brighthouse Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2016, 2015 and 2014

                             (Dollars in millions)

                                                                                     % Amount
                             Gross Amount      Ceded       Assumed    Net Amount  Assumed to Net
                             ------------- ------------- ----------- ------------ --------------
2016
Life insurance in-force.....  $    559,458  $    483,391  $    7,006  $    83,073            8.4%
                             ============= ============= =========== ============
Insurance premium
Life insurance (1)..........  $      1,894  $      1,057  $       76  $       913            8.3%
Accident & health insurance.           223           218           3            8           37.5%
                             ------------- ------------- ----------- ------------
 Total insurance premium....  $      2,117  $      1,275  $       79  $       921            8.6%
                             ============= ============= =========== ============
2015
Life insurance in-force.....  $    538,086  $    497,017  $   94,863  $   135,932           69.8%
                             ============= ============= =========== ============
Insurance premium
Life insurance (1)..........  $      2,046  $        916  $      288  $     1,418           20.3%
Accident & health insurance.           235           229           9           15           60.0%
                             ------------- ------------- ----------- ------------
 Total insurance premium....  $      2,281  $      1,145  $      297  $     1,433           20.7%
                             ============= ============= =========== ============
2014
Life insurance in-force.....  $    489,194  $    450,342  $   52,728  $    91,580           57.6%
                             ============= ============= =========== ============
Insurance premium
Life insurance (1)..........  $      1,995  $        943  $       94  $     1,146            8.2%
Accident & health insurance.           231           225          --            6            0.0%
                             ------------- ------------- ----------- ------------
 Total insurance premium....  $      2,226  $      1,168  $       94  $     1,152            8.2%
                             ============= ============= =========== ============

--------

(1)Includes annuities with life contingencies.

   For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $311.0 billion and $7.0 billion, respectively, and life insurance premiums of $928 million and $34 million, respectively. For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $321.0 billion and $86.4 billion, respectively, and life insurance premiums of $783 million and $227 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $292.0 billion and $50.2 billion, respectively, and life insurance premiums of $830 million and $55 million, respectively.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C

                               OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


a. Financial Statements

The financial statements and financial highlights of each of the Sub-Accounts of the Separate Account are included in Part B hereof and include:

1. Report of Independent Registered Public Accounting Firm.


2. Statements of Assets and Liabilities as of December 31, 2016.

3. Statements of Operations for the year ended December 31, 2016.

4. Statements of Changes in Net Assets for the years ended December 31, 2016 and 2015.


5. Notes to the Financial Statements.

The consolidated financial statements and financial statement schedules of the Company and subsidiaries are included in Part B hereof and include:

1. Report of Independent Registered Public Accounting Firm.


2. Consolidated Balance Sheets as of December 31, 2016 and 2015.

3. Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014.

4. Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016, 2015 and 2014.

5. Consolidated Statements of Stockholder's Equity for the years ended December 31, 2016, 2015 and 2014.

6. Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014.


7. Notes to the Consolidated Financial Statements.

8. Financial Statement Schedules.


b. Exhibits


1. (i) Resolutions of the Board of Directors of COVA Financial Services Life Insurance Company authorizing the establishment of the Variable Account (1)


   (ii) Revised and Restated Resolutions of the Board of Directors of MetLife Investors Insurance Company (adopted June 11, 2004) (5)


   (iii) Resolutions of the Board of Directors of MetLife Investors Insurance Company (including Agreement and Plan of Merger attached as Exhibit A to the resolutions) (adopted August 13,
               2014) (25)


   (iv) Resolutions of the Board of Directors of MetLife Insurance Company of Connecticut authorizing the acceptance of the Separate Account (adopted September 17, 2014) (25)


2.             Not Applicable.


3. (i) Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company effective November 24, 2009 (4)


   (a) Amendment to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (dated August 18, 2014)
               (25)


   (b) Amendment No. 2 to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015) (27)


   (ii) Form of Enterprise Selling Agreement 9-12 (MetLife Investors Distribution Company Sales Agreement) (19)

   (iii) Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017) (28)


   (iv)        Brighthouse Securities, LLC Sales Agreement (28)



4. (i)         Individual Flexible Purchase Payment Deferred Variable Annuity
               Contract (3)


   (ii)        Enhanced Dollar Cost Averaging Rider (3)


   (iii)       Three Month Market Entry Rider (3)


   (iv)        Death Benefit Rider - (Principal Protection) (3)


   (v)         Death Benefit Rider - (Compounded-Plus) (3)


   (vi)        Death Benefit Rider - (Annual Step-Up) (3)


   (vii)       Guaranteed Minimum Income Benefit Rider - (GMIB) (3)


   (viii)      Additional Death Benefit Rider - (Earnings Preservation
               Benefit) (3)


   (ix) Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider (3)


   (x)         Terminal Illness Rider (3)


   (xi)        Individual Retirement Annuity Endorsement (3)


   (xii)       Roth Individual Retirement Annuity Endorsement (3)


   (xiii)      401 Plan Endorsement (3)


   (xiv)       Tax Sheltered Annuity Endorsement (3)


   (xv)        Unisex Annuity Rates Rider (3)


   (xvi) Form of Endorsement (Name change - effective February 5, 2001. MetLife Investors Insurance Company; formerly, Cova Financial Services Life Insurance Company) (2)


   (xvii) Form of Guaranteed Minimum Income Benefit Rider - (Living Benefit) (GMIB II 03/03) (10)


   (xviii) Form of Guaranteed Withdrawal Benefit Rider MLI-690-1 (7/04) (GWB I) (11)


   (xix)       Individual Retirement Annuity Endorsement 7023.1 (9/02) (5)


   (xx)        Roth Individual Retirement Annuity Endorsement 7024.1 (9/02)
               (5)


   (xxi)       401(a)/403(a) Plan Endorsement 7025.1 (9/02) (5)


   (xxii)      Tax Sheltered Annuity Endorsement 7026.1 (9/02) (5)


   (xxiii)     Simple Individual Retirement Annuity Endorsement 7276 (9/02)
               (5)


   (xxiv) Form of Contract Schedule [Class AA, B, C, L, VA or XC] 7028-2 (7/04) (5)


   (xxv) Form of Guaranteed Minimum Income Benefit Rider (GMIB Plus or GMIB III) 7018-2 (5/05) (23)


   (xxvi)      Form of Enhanced Dollar Cost Averaging Rider 7013-1 (5/05) (23)


   (xxvii)     Form of Three Month Market Entry Rider 7013-1 (5/05) (23)


   (xxviii)    Form of Contract Schedule 7028-3 (5/05) (23)


   (xxix) Form of Contract Schedule [Class AA, B, C, L, VA or XC] 7028-4 (11/05) (12)


   (xxx) Designated Beneficiary Non-Qualified Annuity Endorsement MLI-NQ-1 (11/05)-I (7)


   (xxxi)      Form of Guaranteed Minimum Income Benefit Rider (GMIB Plus) (8)


   (xxxii)     Form of Contract Schedule (Enhanced GMIB Plus) (8)


   (xxxiii) Lifetime Guaranteed Withdrawal Benefit Rider MLI-690-3 (6/06) (LWG I) (9)


   (xxxiv)     Guaranteed Minimum Accumulation Benefit Rider MLI-670-1 (11/05)
               (12)


   (xxxv)      Guaranteed Withdrawal Benefit Endorsement MLI-GWB (11/05)-E
               (12)

   (xxxvi)     Purchase Payment Credit Rider (13)


   (xxxvii) Form of Contract Schedule [Class AA, B, C, L, VA or XC] 7028-5 (6/06) (9)


   (xxxviii)   Form of Guaranteed Minimum Death Benefit Rider MLI-640-1 (4/08)
               (EDB I) (14)


   (xxxix)     Form of Contract Schedule MLI-EDB (4/08) (EDB I) (14)


   (xl) Form of Guaranteed Minimum Income Benefit Rider-Living Benefit MLI-560-4 (4/08) (GMIB Plus II) (14)


   (xli) Form of Lifetime Guaranteed Withdrawal Benefit Rider MLI-690-4 (4/08) (LWG II) (14)


   (xlii)      Spousal Continuation Endorsement MLI-GMIB (2-10)-E (16)


   (xliii)     Form of Tax-Sheltered Annuity Endorsement MLI-398-3 (12/08)
               (17)


   (xliv)      Form of 401(a)/403(a) Plan Endorsement MLI-401-3 (5/11) (18)


   (xlv)       Qualified Distribution Program Endorsement MLI-RMD (7/10)-E
               (24)


   (xlvi)      Non-qualified Annuity Endorsement MLI-NQ (11/04)-I (25)


   (xlvii) Merger Endorsement (effective November 14, 2014) (MetLife Investors Insurance Company merged into MetLife Insurance Company USA) 6-E119-14 (25)



   (xlviii) Brighthouse Life Insurance Company Name Change Endorsement (effective March 6, 2017) 5-E132-16 (28)



5. (i)         Form of Variable Annuity Application (3)


   (ii) Form of Variable Annuity Application [Class VA] 7029 (7/04) APPVA-504VA (11)


   (iii) Form of Variable Annuity Application [Class VA] 7029 (4/05) APPVA1105VA (12)


   (iv) Form of Variable Annuity Application [Class VA] 7029 (1/06) APPVAVA 606 (9)


   (v) Form of Variable Annuity Application [Class XC] 7029 (10/07) APPXC April 2008 (15)


6. (i) Copy of Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014) (25)


   (ii)        Copy of the Bylaws of the Company (25)



   (iii)       Copy of Certificate of Amendment of Certificate of
               Incorporation of the Company (effective March 6, 2017) (28)


   (iv)        Copy of Amended and Restated Bylaws of the Company (28)



7. Amended and Restated Indemnity Retrocession Agreement Coverage effective as of October 1, 2005 between MetLife Insurance Company USA and Catalyst Re Ltd. (26)


8. (i)(a)      Participation Agreement among Met Investors Series Trust, Met
               Investors Advisory, LLC, MetLife Investors Distribution Company,
               The Travelers Insurance Company and The Travelers Life and
               Annuity Company (effective 11-01-05) (20)


     (b) First Amendment to Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (effective 05-01-09) (21)


     (c) Amendment to Participation Agreement in effect Among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut, et al. (effective 4-30-10) (21)


     (d) Amendment to Participation Agreement with Met Investors Series Trust (effective November 17, 2014) (25)


   (ii)(a)     Participation Agreement among Metropolitan Series Fund,
               Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (effective 08-31-07) (22)

     (b) Amendment to Participation Agreement in effect Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut, et al. (effective 4-30-10) (21)



     (iii) Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6,
                2017) (28)


     (iv) Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6,
                2017) (28)



9.             Opinion of Counsel (25)


10. Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith)


11.            Not Applicable.


12.            Agreement Governing Contribution (1)



13. Powers of Attorney for Eric T. Steigerwalt, Myles Lambert, Kieran Mullins, John L. Rosenthal, Anant Bhalla and Lynn A. Dumais. (filed herewith)


------------
(1) incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 to Form N-4 (File Nos. 033-39100 and 811-05200) as electronically filed on April 29, 1999.


(2) incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on May 1, 2001.


(3) incorporated herein by reference to Registrant's N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on November 22, 2000.


(4) incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities' Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-152199 and 811-21262) as electronically filed on April 8, 2009.


(5) incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 to Form N-4 (Files Nos. 333-50540 and 811-05200) as electronically filed on July 15, 2004.


(6) incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (Files Nos. 333-54358 and 811-05200) as electronically filed on July 13, 2005.


(7) incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (Files Nos. 333-50540 and 811-05200) as electronically filed on September 9, 2005.


(8) incorporated herein by reference to MetLife Investors USA Separate Account A's Post-Effective Amendment No. 16 to Form N-4 (Files Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.


(9) incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (Files Nos. 333-50540 and 811-05200) as electronically filed on April 21, 2006.


(10) incorporated herein by reference to MetLife Investors USA Separate Account A's Post-Effective Amendment No. 5 to Form N-4 (File Nos. 333-54464
      and 811-03365) as electronically filed on April 27, 2004.


(11) incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on May 19, 2004.


(12) incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on July 13, 2005.


(13) incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on July 14, 2005.


(14) incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on December 21, 2007.

(15) incorporated herein by reference to Registrant's Post-Effective Amendment No. 22 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on April 22, 2008.

(16) incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on April 13, 2010.

(17) incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on April 12, 2011.

(18) incorporated herein by reference to Registrant's Post-Effective Amendment No. 28 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on April 24, 2012.

(19) incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 to Form N-4 (File Nos. 333-51950 and 811-05200) as electronically filed on April 23, 2013.

(20) incorporated herein by reference to The Travelers Fund ABD for Variable Annuities' Post-Effective Amendment No. 14 to Form N-4 (File Nos. 033-65343 and 811-07465) as electronically filed on April 6, 2006.

(21) incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities' Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-152189 and 811-21262) as electronically filed on April 4, 2012.


(22) incorporated herein by reference to MetLife of CT Separate Account Nine for Variable Annuities' Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-65926 and 811-09411) as electronically filed on October 31, 2007.


(23) incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on April 26, 2005.


(24) incorporated herein by reference to Registrant's Post-Effective Amendment No. 30 to Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on July 15, 2010.


(25) incorporated herein by reference to Registrant's N-4 (File Nos. 333-200244 and 811-05200) as electronically filed on November 17, 2014.



(26) incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-200244 and 811-05200) as electronically filed on April 28, 2015.



(27) incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities' Post-Effective Amendment No. 26 to Form N-4 (File Nos. 333-101778 and 811-21262) as electronically filed on April 6, 2016.


(28) incorporated herein by reference to Brighthouse Separate Account A's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on April 12, 2017.





ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ---------------------------------------------------------------
Eric T. Steigerwalt                     Director, Chairman of the Board, President and Chief Executive
Gragg Building                          Officer
11225 North Community House Road
Charlotte, NC 28277




Anant Bhalla                        Director and Chief Financial Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Myles Lambert                       Director and Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Kieran Mullins                      Director and Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





John Rosenthal           Director, Vice President and Chief Investment Officer
334 Madison Avenue
Morristown, NJ 07960





Kimberly Berwanger                  Vice President
11225 North Community House Road
Charlotte, NC 28277





Patrisha Cox                        Vice President
11225 North Community House Road
Charlotte, NC 28277





Mark Davis                          Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Andrew DeMarco                      Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





David Dooley             Vice President
334 Madison Avenue
Morristown, NJ 07960





Meghan Doscher                      Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Tara Figard                         Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jason Frain                         Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Gregory Illson                      Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 29277





James Hamalainen                    Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Donald Leintz                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Timothy J. McLinden                 Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Marc Pucci               Vice President
334 Madison Avenue
Morristown, NJ 07960





Mark Reilly                         Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Douglas Rodgers                     Vice President
11225 North Community House Road
Charlotte, NC 28277

Kenneth Samuelson III               Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Andrew Vigar                        Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





James Wiviott            Vice President
334 Madison Avenue
Morristown, NJ 07960





Natalie Wright                      Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Meredith Ratajczak                  Vice President and Appointed Actuary
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jacob Jenkelowitz      Vice President and Assistant Secretary
285 Madison Avenue
New York, NY 10017





Lynn Dumais                         Vice President and Chief Accounting Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jeffrey Halperin                    Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





David Chamberlin          Vice President and Controller
18205 Crane Nest Drive
Tampa, FL 33647





Frans teGroen                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Alan Igielski                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





D. Burt Arrington                   Vice President and Secretary
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Phyllis Zanghi                      Vice President and Tax Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Christine DeBiase                   Vice President, General Counsel and Assistant Secretary
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Janet Morgan                        Vice President, Treasury
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Scott Peterson                      Vice President, Treasury
11225 North Community House Road
Charlotte, NC 28277


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Registrant is a separate account of Brighthouse Life Insurance Company under Delaware insurance law. Brighthouse Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2016

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2016. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company ("ALICO"), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited ("ITAS") and the rest by third parties.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    Enterprise General Insurance Agency, Inc. (DE)

F.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

G.    First MetLife Investors Insurance Company (NY)

H.    Newbury Insurance Company, Limited (DE)

I.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Investments Securities, LLC (DE)

J.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC (DE)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuels I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      14.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      15.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      16. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      17. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      18.   Corporate Real Estate Holdings, LLC (DE)

      19.   MetLife Tower Resources Group, Inc. (DE)

      20.   Headland-Pacific Palisades, LLC (CA)

      21. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      22.   WFP 1000 Holding Company GP, LLC (DE)

      23.   White Oak Royalty Company (OK)

      24.   500 Grant Street GP LLC (DE)

      25. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      26. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      27.   MetLife Retirement Services LLC (NJ)

      28.   Euro CL Investments, LLC (DE)

      29.   MEX DF Properties, LLC (DE)

            a) LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      30. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      31.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      32.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      33.   MLIC Asset Holdings LLC (DE)

      34.   85 Broad Street Mezzanine LLC (DE)

      35.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      36.   ML Bridgeside Apartments LLC (DE)

      37. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      38.   MLIC CB Holdings LLC (DE)

      39. MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by General American Life Insurance Company.

      40.   Oconee Hotel Company, LLC (DE)

      41.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      42.   1201 TAB Manager, LLC (DE)

      43. MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

      44. MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by General American Life Insurance Company.

      45.   1001 Properties, LLC (DE)

      46. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      47.   6104 Hollywood, LLC (DE)

      48.   Boulevard Residential, LLC (DE)

      49.   ML-AI MetLife Member 3, LLC (DE)

      50.   Ashton Judiciary Square, LLC (DE)

      51. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      52. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      53.   Marketplace Residences, LLC (DE)

      54.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      55.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      56.   Haskell East Village, LLC (DE)

      57. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      58.   ML Terraces, LLC (DE)

      59.   Chestnut Flats Wind, LLC (DE)

      60.   MetLife 425 MKT Member, LLC (DE)

      61.   MetLife OFC Member, LLC (DE)

      62.   MetLife THR Investor, LLC (DE)

      63. ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      64. ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

      65.   MetLife CB W/A, LLC (DE)

      66. MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      67.   10700 Wilshire, LLC (DE)

      68.   Viridian Miracle Mile, LLC (DE)

      69. MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by General American Life Insurance Company

      70.   MetLife OBS Member, LLC (DE)

      71.   MetLife 1007 Stewart, LLC (DE)

      72. ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 1.03% by General American Life Insurance Company.

      73.   MetLife Treat Towers Member, LLC (DE)

      74.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      75. ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by General American Life Insurance Company.

      76.   MetLife SP Holdings, LLC (DE)

            a)   MetLife Private Equity Holdings, LLC (DE)

      77.   Buford Logistics Center, LLC (DE)

      78.   ML North Brand Member, LLC (DE)

      79.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      80. MCPP Owners, LLC (DE) - 84.503% is owned by MLIC, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, and 13.278% by MTL Leasing, LLC.

      81.   MetLife HCMJV 1 GP, LLC (DE)

      82.   MetLife ConSquare Member, LLC (DE)

      83.   MetLife Ontario Street Member, LLC (DE)

      84.   1925 WJC Owner, LLC (DE)


K.    MetLife Capital Trust IV (DE)

L.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      6.    MetLife USA Assignment Company (CT)

      7.    TIC European Real Estate LP, LLC (DE)

      8.    Euro TL Investments LLC (DE)

      9.    TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      10.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      11.   TLA Holdings II LLC (DE)

      12.   TLA Holdings III LLC (DE)

      13. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      14.   ML 1065 Hotel, LLC

      15.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

      16.   Brighthouse Reinsurance Company of Delaware (DE)

M.    MetLife Reinsurance Company of South Carolina (SC)

N.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           e) MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K, 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 20.06%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 3.24%, MetLife Insurance Company of Korea Limited owns 2.91%, General American Life Insurance Company owns 0.07% and MetLife Insurance Company USA owns 0.14%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Alley 24 East, LLC, MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I& III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC, MCP Northyards Holdco, LLC, MCP Northyards Owner, LLC, MCP Northyards Master Lessee, LLC, 60 11th Street, LLC, Magnolia Park Greenville,Venture, LLC, Magnolia Park Greenville, LLC, MCP 22745 & 22755 Relocation Drive, LLC, MCP DMCBP Phase II Member, LLC, MetLife Core Property TRS, LLC.

                           aa)    MCP Property Management, LLC (DE)

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 28.83%, MetLife Insurance Company USA owns 9.61%, MetLife Insurance Company of Korea, Limited. owns 5.66%, MetLife Limited owns 3.81%, and Metropolitan Life Insurance Company of Hong Kong Limited owns 0.76%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

O.    MetLife Standby I, LLC (DE)

P.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

Q.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

R.    MetLife Capital Trust X (DE)

S.    Cova Life Management Company (DE)

T.    MetLife Reinsurance Company of Charleston (SC)

U.    MetLife Reinsurance Company of Vermont (VT)

V.    Delaware American Life Insurance Company (DE)

W.    Federal Flood Certification LLC (TX)

X.    MetLife Global Benefits, Ltd. (Cayman Islands)

Y. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

Z.    MetLife Consumer Services, Inc. (DE)

AA.   MetLife Reinsurance Company of Delaware (DE)

AB.   MetLife Global, Inc. (DE)

AC.   Brighthouse Services, LLC (DE)

AD.   Brighthouse Holdings, LLC (DE)

AE.   Brighthouse Securities, LLC (DE)

AF.   Brighthouse Financial, Inc. (DE)

AG.   MetLife Insurance Brokerage, Inc. (NY)

AH.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a) MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

               b)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1. Fundacion MetLife Mexico, A.C. (Mexico)

                  vii) MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, 10.000029508% is owned by MetLife Global Holding Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC.

                 viii) PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

                   ix) MetLife Innovation Centre Limited (Ireland)

                    x) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe d.a.c (Ireland) - MetLife EU Holding Company Limited holds 96.00315040176985% of this entity. ALICO holds 3.996758255760741% and ITAS holds 0.000091342469407%.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance d.a.c (Ireland)- 93% of MetLife Europe Insurance d.a.c is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Services, Sociedad Limitada (Spain)

                       7) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       8)  MetLife Solutions S.A.S. (France)

                       9) Metropolitan Life Societate de Administrare a unui
                           Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

                       10) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       11) MetLife Services Cyprus Limited (Cyprus)

                           aa) Hellenic Alico Life Insurance Company, Ltd.
                               (Cyprus) - 27.5% of Hellenic Alico Life
                               Insurance Company, Ltd. Is owned by MetLife
                               Services Cyprus Limited and the remaining is owned by a third party.

                       12) MetLife Services EOOD (Bulgaria)

                       13) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of
                               MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       14) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       15) MetLife SK, s.r.o. (Slovakia) - 99.8788% of MetLife
                           SK, s.r.o. is owned by MetLife EU Holding Company Limited, 0.1212% is owned by ITAS

                       16) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                    xi)  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.    MetLife Asia Limited (Hong Kong)

                       14. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       15. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       17. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                       18.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury d.a.c
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Insurance Company of
                                               Korea Limited (South Korea)-
                                               14.64% is owned by MetLife
                                               Mexico, S.A. and 85.36% is
                                               owned by Metropolitan Global
                                               Management, LLC.

                                               1)    MetLife Financial Services,
                                                     Co., Ltd.

                                         eee)  MetLife Mexico Holdings, S. de
                                               R.L. de C.V. (Mexico) - 99.99995%
                                               is owned by Metropolitan Global
                                               Management, LLC, and the
                                               remainder is owned by Excelencia
                                               Operativa y Tecnologica, S.A. de
                                               C.V.

                    xii)  MetLife Investment Management Holding (Ireland)
                          Limited

                          aaa)  MetLife Investment Asia Limited (Hong Kong)

                   xiii)  ALICO Operations LLC (DE)

                          aaa)  MetLife Asset Management Corp. (Japan)

                          bbb)  MetLife Seguros S.A. (Uruguay)

      3.    International Investment Holding Company Limited (Russia)

      4.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      5. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      6. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      7.    Alpha Properties, Inc. (USA-Delaware)

      8.    Beta Properties, Inc. (USA-Delaware)

      9.    Delta Properties Japan, Inc. (USA-Delaware)

      10.   Epsilon Properties Japan, Inc. (USA-Delaware)

      11.   Iris Properties, Inc. (USA-Delaware)

      12.   Kappa Properties Japan, Inc. (USA-Delaware)

      13. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

AI.   General American Life Insurance Company (MO)

      a.    GALIC Holdings LLC (DE)

AJ.   New England Life Insurance Company (MA)

AK.   MetLife European Holdings, LLC (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2017, there were 45,807owners of qualified contracts and 37,807 owners of non-qualified contracts offered by the Registrant (Brighthouse Variable Annuity Account C).



ITEM 28. INDEMNIFICATION


Pursuant to applicable provisions of Brighthouse Life Insurance Company's by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or MetLife, Inc. its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company's affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities' distribution of the Contracts.


MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) Brighthouse Securities, LLC is the principal underwriter for the following investment companies (including the Registrant):


Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account



(b) Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are the officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.





NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   ---------------------------------------





Myles Lambert                       Manager, Chairman, President and Chief Executive Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Philip Beaulieu                     Manager and Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Gerard Nigro                        Manager and Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Kieran Mullins                      Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jeffrey Halperin                    Senior Vice President and Chief Compliance Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Phyllis Zanghi                      Senior Vice President and Tax Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Melissa Cox                         Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Michael Davis                       Vice President
11225 North Community House Road
Charlotte, NC 28277




Donald Leintz                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Timothy McLinden                    Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Janet Morgan                        Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Matthew Quale                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jacob Jenkelowitz       Vice President and Assistant Secretary
285 Madison Avenue
New York, NY 10017





D. Burt Arrington                   Vice President and Secretary
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Paul Scott Peterson                 Vice President and Treasurer
11225 North Community House Road
Charlotte, NC 28277



(c) MetLife Investors Distribution Company served as principal underwriter prior to March 6, 2017.


Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:




                                                       (2)
                                                NET UNDERWRITING        (3)            (4)           (5)
                      (1)                         DISCOUNTS AND     COMPENSATION    BROKERAGE       OTHER
         NAME OF PRINCIPAL UNDERWRITER             COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
---------------------------------------------- ------------------ --------------- ------------- -------------
MetLife Investors Distribution Company........ $568,161,672       $0              $0            $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)        Registrant



(b) Brighthouse Financial Annuity Operations, 4700 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266



(c)        State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
           02110



(d) Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277

(e) Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277


(f)        Brighthouse Financial, 18205 Crane Nest Drive, Tampa, FL 33647


(g)        Brighthouse Financial, One Financial Center, 21st Floor, Boston, MA
           02111




ITEM 31. MANAGEMENT SERVICES

Not Applicable.


ITEM 32. UNDERTAKINGS

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.


b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.


c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.



                                REPRESENTATIONS


Brighthouse Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


The Company hereby represents that it is relying upon the Securities and Exchange Commission No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;


2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;


3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
       Section 403(b)(11) to the attention of the potential participants;


4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the city of Charlotte, state of North Carolina, on the 12th day of April, 2017.


   BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
   (Registrant)
   By:   BRIGHTHOUSE LIFE INSURANCE COMPANY
   By:   /s/ Gregory E. Illson
         -----------------------------------
         Gregory E. Illson
         Vice President



   By:   BRIGHTHOUSE LIFE INSURANCE COMPANY
         (Depositor)
   By:   /s/ Gregory E. Illson
         -----------------------------------
         Gregory E. Illson
         Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2017.


/s/ Eric T. Steigerwalt*           Chairman of the Board, President, Chief Executive Officer
-------------------------------    and a Director
Eric T. Steigerwalt

/s/ Myles J. Lambert*              Director and Vice President
-------------------------------
Myles J. Lambert

/s/ Kieran Mullins*                Director and Vice President
-------------------------------
Kieran Mullins

/s/ John L. Rosenthal*             Director, Vice President and Chief Investment Officer
-------------------------------
John L. Rosenthal

/s/ Anant Bhalla*                  Director, Vice President and Chief Financial Officer
-------------------------------
Anant Bhalla

/s/ Lynn A. Dumais*                Vice President and Chief Accounting Officer

-------------------------------
Lynn A. Dumais



   *By:   /s/ Michele H. Abate
          -----------------------------------
          Michele H. Abate, Attorney-In-Fact
          April 25, 2017

* Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                               INDEX TO EXHIBITS

10 Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

13        Powers of Attorney